UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.

(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

Our benchmark is the investor.℠

Domestic Equity Funds

Semi-Annual Report

April 30, 2016 (Unaudited)

[1] Prior to July 10, 2015, the Fund's name was The Hartford Small/Mid Cap Equity Fund.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

Equities struggled to find direction during the six months ended April 30, 2016, the period covered by this report. The S&P 5001 Index finished 2015 in the black,

posting a 1.38% total return after recovering from a correction (a drop of 10% or more) in September. Stocks fell back into correction territory yet again to start the year, before returning to a positive trajectory in mid-February. Despite these fluctuations, however, the bull market that began in 2009 continued into its seventh year.

In December 2015, the U.S. Federal Reserve (Fed) raised interest rates for the first time in nearly a decade. In March 2016, Fed commentary implied that there would only be two additional rate increases in 2016, which is an even slower pace than the four hikes originally expected in 2016. The gradual pace should be a positive, particularly for fixed-income investors, who are most likely to be impacted by changing interest rates.

Low oil prices and weakness in the Chinese economy were two big culprits behind market insecurity in early 2016, alongside worries that the Fed would continue to raise rates in the midst of the uncertain global economic conditions. As the year progressed, oil prices began to normalize, China seemed to stabilize, and the Fed indicated it would move forward with additional rate increases dependent on economic progress, which helped to calm investor anxiety.

In addition to continuing global macroeconomic developments, the U.S. presidential election could contribute to market volatility as we approach Election Day in the fall. Volatility isn’t unusual surrounding elections, and this year’s particularly contentious race could prove no exception to that rule.

With that in mind, I encourage you to schedule time with your financial advisor to review your portfolio’s progress and your asset allocation to make certain it’s still in line with your risk tolerance and unique investment goals. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Domestic Equity Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Capital Appreciation A2	-3.06%	-4.39%	7.96%	5.21%
Capital Appreciation A3	-8.40%	-9.65%	6.74%	4.62%
Capital Appreciation B2	-3.48%	-5.22%	7.04%	4.52%	[4]
Capital Appreciation B3	-7.80%	-9.47%	6.79%	4.52%	[4]
Capital Appreciation C2	-3.39%	-5.07%	7.19%	4.46%
Capital Appreciation C3	-4.25%	-5.93%	7.19%	4.46%
Capital Appreciation I2	-2.89%	-4.04%	8.30%	5.53%
Capital Appreciation R3[2]	-3.19%	-4.65%	7.66%	4.96%
Capital Appreciation R4[2]	-3.04%	-4.38%	7.99%	5.27%
Capital Appreciation R5[2]	-2.89%	-4.10%	8.31%	5.56%
Capital Appreciation R6[2]	-2.86%	-4.06%	8.40%	5.66%
Capital Appreciation Y2	-2.85%	-3.98%	8.42%	5.66%
Russell 3000 Index	0.06%	-0.18%	10.50%	6.85%
S&P 500 Index	0.43%	1.21%	11.02%	6.91%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Capital Appreciation Class A	1.09%	1.09%
Capital Appreciation Class B	1.97%	1.97%
Capital Appreciation Class C	1.81%	1.81%
Capital Appreciation Class I	0.78%	0.78%
Capital Appreciation Class R3	1.40%	1.40%
Capital Appreciation Class R4	1.10%	1.10%
Capital Appreciation Class R5	0.80%	0.80%
Capital Appreciation Class R6	0.75%	0.76%
Capital Appreciation Class Y	0.70%	0.70%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Frank D. Catrickes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Capital Appreciation Fund returned -3.06%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 0.06% and 0.43%, respectively, for the same period. The Fund underperformed the -1.04% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since

2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April

3

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Six of ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Utilities (+13%), Telecommunication Services (+13%), and Materials (+6%) sectors, while the Information Technology (-5%), Healthcare (-2%) and Financials (-2%) sectors lagged on a relative basis.

The Fund underperformed the Russell 3000 Index, primarily due to weak stock selection within the Consumer Discretionary, Industrials, and Financials sectors. Stock selection within the Healthcare and Information Technology sectors contributed positively to returns relative to the Russell 3000 Index during the period. Sector allocation, a result of bottom-up stock selection, also detracted from benchmark-relative results, primarily driven by our underweight to the Utilities, Telecommunication Services, and Consumer Staples sectors.

Top detractors from performance relative to the Russell 3000 Index included Hertz (Industrials), OneMain Holdings (Financials), and Regeneron (Healthcare). Shares of Hertz, a U.S.-based global car and equipment rental company, fell following the release of quarterly earnings, which were below consensus expectations. OneMain Holdings, a consumer lending company, saw its share price drop after reporting higher loan loss trends and higher costs of funding from the high yield market. Shares of Regeneron, a U.S.-based biopharmaceutical company, fell during the period. In February, the company announced poor fourth quarter earnings and conservative guidance for the upcoming year, which adversely affected the stock price. Additionally, a verdict was reached during the quarter that Regeneron violated Amgen’s patent on an injectable cholesterol drug. Allergan PLC (Healthcare) detracted from performance on an absolute basis over the period.

Apple (Information Technology), Bristol-Myers Squibb (Healthcare), and WeWork (Industrials), a private placement investment that is fair valued, contributed positively to returns relative to the Russell 3000 Index over the period. The share price of Apple, a U.S.-based manufacturer of mobile devices and personal computers, fell after disappointing sales of its new iPhone. Not holding the benchmark constituent contributed positively to relative performance. Shares of Bristol-Myers, a major U.S.-based pharmaceutical company, contributed positively to relative returns over the period. The stock price of the company rose due to the continued success of its immuno-oncology assets, in particular Opdivo. The Fund’s fair valuation of WeWork, a U.S.-based shared workspace provider, increased as the company has been expanding and growing at a rapid pace. The company also announced plans to penetrate international markets and expand beyond office space. Facebook (Information Technology) was a top contributor to absolute returns over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The outlook for the U.S. economy remains broadly positive in our view, despite recent volatility, given buoyant consumption activity and an ongoing steady recovery from a period of inventory adjustment. In addition, the headwind from the stronger dollar could wane as we move through the year. While activity in the early part of the year appears subdued, we expect subsequent quarters to show an improving trend given a recovery of capital expenditure growth rates most especially in the Energy sector and supportive consumer behavior. In this environment we expect to see up to two further interest rate increases from the Fed; however, this view is highly data dependent. Risks to this outlook could come from a tightening of financial conditions, an appreciating U.S. Dollar, and renewed volatility emanating from China or other global economies. In addition we will look for any disruptions or deferrals of spending and investment decisions caused by political uncertainty either around the referendum regarding the U.K.’s proposed exit from the E.U. or the general election here in the U.S.

At the end of the period, the Fund’s largest overweights were to the Healthcare, Information Technology, and Materials sectors, while the largest underweights were to the Energy and Consumer Staples sectors, relative to the Russell 3000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

4

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.7%
Consumer Staples	7.2
Energy	4.0
Financials	16.4
Health Care	18.3
Industrials	10.9
Information Technology	22.2
Materials	5.6
Telecommunication Services	0.7
Utilities	2.2

Total	99.2%

Fixed Income Securities
Corporate Bonds	0.0%
Short-Term Investments	0.8
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

5

Hartford Core Equity Fund inception 04/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Core Equity A2	-0.53%	2.72%	12.09%	7.20%
Core Equity A3	-6.00%	-2.93%	10.83%	6.60%
Core Equity B2	-0.90%	1.93%	11.23%	6.62%	[4]
Core Equity B3	-5.76%	-3.06%	10.97%	6.62%	[4]
Core Equity C2	-0.85%	1.99%	11.29%	6.42%
Core Equity C3	-1.83%	0.99%	11.29%	6.42%
Core Equity I2	-0.36%	3.02%	12.17%	7.24%
Core Equity R3[2]	-0.66%	2.45%	11.86%	7.02%
Core Equity R4[2]	-0.48%	2.76%	12.21%	7.31%
Core Equity R5[2]	-0.34%	3.06%	12.54%	7.62%
Core Equity R6[2]	-0.34%	3.09%	12.58%	7.68%
Core Equity Y2	-0.35%	3.04%	12.58%	7.68%
S&P 500 Index	0.43%	1.21%	11.02%	6.91%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R6 shares commenced operations on 3/31/15 and performance prior to that date is that of the Fund’s Class Y shares.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Core Equity Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Core Equity Class A	0.80%	0.98%
Core Equity Class B	1.55%	2.13%
Core Equity Class C	1.55%	1.68%
Core Equity Class I	0.55%	0.61%
Core Equity Class R3	1.10%	1.29%
Core Equity Class R4	0.80%	0.93%
Core Equity Class R5	0.50%	0.59%
Core Equity Class R6	0.46%	0.52%
Core Equity Class Y	0.50%	0.52%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Core Equity Fund returned -0.53%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 0.43% for the same period. The Fund outperformed the -0.56% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Six out of ten sectors in the S&P 500 Index rose during the period, with Telecommunication Services (+15%), Utilities (+13%), and Consumer Staples (+6%) performing the best. Information technology (-4%), Financials (-2%), and Healthcare (-1%) lagged on a relative basis during the period.

Overall, underperformance relative to the S&P 500 Index was driven by weaker security selection, primarily within the Healthcare, Consumer Staples, and Financials sectors. This was partially offset by positive stock selection within the Materials, Utilities, and Information Technology sectors. Sector allocation, a result of the bottom up stock selection process, contributed positively to benchmark-relative performance during the period, in part due to the overweight to Consumer Staples and Utilities and underweight to Information Technology. This was partially offset by the underweight to Telecommunication Services.

The top detractors from performance relative to the S&P 500 Index were Allergan (Healthcare), Alliance Data Systems Corporation

7

Hartford Core Equity Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

(Information Technology), and AT&T (Telecommunication Services). Shares of Allergan, a global pharmaceutical company, declined during the period on news that the company’s highly publicized merger with Pfizer was abandoned following the U.S. Treasury Department’s release of changes to corporate tax inversion laws. Shares of Alliance Data Systems, a U.S.-based provider of customer loyalty and marketing solutions, fell during the period, due largely to a fourth quarter top-line revenue miss and a negative revision to forward-looking guidance. Shares of AT&T, a U.S.-based multi-national telecommunications company, rose during the period on strong quarterly results and momentum from the company’s acquisition of DIRECTV. Not owning this benchmark constituent detracted from benchmark-relative performance. Apple (Information Technology) was a top absolute detractor over the period.

The top contributors to performance relative to the S&P 500 Index were Airgas (Materials), Estee Lauder (Consumer Staples), and Dollar Tree (Consumer Discretionary). Shares of Airgas, a U.S.-based distributor of industrial, medical, and specialty gases, moved higher on news that the company had agreed to merge into Air Liquide (Materials) to create an industrial gas company. Shares of Estee Lauder, a U.S.-based manufacturer and marketer of beauty products, rose on strong quarterly results. Dollar Tree, a chain of discount variety stores, contributed positively to relative performance during the period as the stock rose on better-than-expected profit figures reported early in the period. NextEra Energy (Utilities) was among the top contributors to absolute performance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to believe that the U.S. economy is in a period of moderate economic growth led by solid employment trends, as well as the ongoing expansion of consumption, government spending, and residential housing investment. In addition, we think the weakening U.S. dollar has helped to stabilize the manufacturing side of the economy. Our expectation is that there will be gradual Fed rate hikes, although it does appear that the FOMC may be more willing to err on the side of caution rather than try to aggressively tackle potential inflation.

Overall, we continue to find what we consider to be attractively valued equities with the characteristics we seek. We continue to monitor policy decisions and economic trends that may impact the Fund’s holdings. We remain consistent in adhering to a disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection in seeking to generate outperformance relative to the S&P 500 Index.

At the end of the period, the Fund’s largest overweight positions relative to the S&P 500 Index were to Consumer Staples and Utilities, while the Fund’s largest underweights were to Energy and Telecommunication Services.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.8%
Consumer Staples	14.9
Energy	3.0
Financials	13.1
Health Care	14.5
Industrials	10.1
Information Technology	17.5
Materials	3.8
Utilities	4.8

Total	94.5%

Short-Term Investments	3.7
Other Assets & Liabilities	1.8

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

8

The Hartford Dividend and Growth Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Year
Dividend and Growth A2	0.84%	-0.54%	9.22%	6.78%
Dividend and Growth A3	-4.71%	-6.01%	7.99%	6.18%
Dividend and Growth B2	0.39%	-1.42%	8.24%	6.04%	[4]
Dividend and Growth B3	-4.18%	-5.90%	7.95%	6.04%	[4]
Dividend and Growth C2	0.46%	-1.30%	8.41%	5.99%
Dividend and Growth C3	-0.45%	-2.19%	8.41%	5.99%
Dividend and Growth I2	0.95%	-0.34%	9.47%	7.06%
Dividend and Growth R3[2]	0.67%	-0.87%	8.88%	6.49%
Dividend and Growth R4[2]	0.85%	-0.57%	9.22%	6.82%
Dividend and Growth R5[2]	1.00%	-0.26%	9.55%	7.12%
Dividend and Growth R6[2]	1.02%	-0.27%	9.64%	7.21%
Dividend and Growth Y2	1.05%	-0.16%	9.65%	7.22%
S&P 500 Index	0.43%	1.21%	11.02%	6.91%
Russell 1000 Value Index	1.93%	-0.40%	10.13%	5.67%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

9

The Hartford Dividend and Growth Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Dividend and Growth Class A	1.02%	1.02%
Dividend and Growth Class B	1.92%	1.97%
Dividend and Growth Class C	1.76%	1.76%
Dividend and Growth Class I	0.81%	0.81%
Dividend and Growth Class R3	1.35%	1.35%
Dividend and Growth Class R4	1.04%	1.04%
Dividend and Growth Class R5	0.74%	0.74%
Dividend and Growth Class R6	0.70%	0.71%
Dividend and Growth Class Y	0.64%	0.64%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Dividend and Growth Fund returned 0.84%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 0.43% for the same period. The Fund underperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 1.93% for the same period. The Fund also underperformed the 2.06% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat, but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Six out of ten sectors in the S&P 500 Index rose during the period, with Telecommunication Services (+15%), Utilities (+13%), and Consumer Staples (+6%) performing the best. Information technology (-4%), Financials (-2%), and Healthcare (-1%) lagged on a relative basis during the period.

10

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Stock selection contributed positively to performance relative to the S&P 500 Index during the period, primarily due to positive selection within the Healthcare, Industrials, and Energy sectors. This was partially offset by negative stock selection within the Information Technology, Financials, and Consumer Staples sectors. Overall sector allocation, a result of the bottom up stock selection process, also contributed positively to benchmark-relative performance during the period, in part due to the Fund’s underweight allocations to Information Technology and Consumer Discretionary and an overweight allocation to Utilities. The Fund’s overweight allocation to Financials and underweight to the Consumer Staples sector detracted during the period.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Apple (Information Technology), a zero-weight position in Allergan (Healthcare), and NextEra Energy (Utilities). An underweight to Apple contributed positively to benchmark-relative performance during the period, as shares of the mobile device retailer fell on concerns of slowing iPhone sales growth. Not owning benchmark constituent Allergan also contributed positively to relative performance over the period, as shares declined on news that the company’s highly publicized merger with Pfizer was abandoned following the U.S. Treasury Department’s release of changes to corporate tax inversion laws. Shares of NextEra Energy, a U.S.-based clean Energy company, rose during the period on strong earnings that beat consensus expectations. Top absolute performers during the period included Verizon Communications (Telecommunication Services), Chevron (Energy), and Johnson & Johnson (Healthcare).

The Fund’s top detractors from performance relative to the S&P 500 Index included Western Digital (Information Technology), AT&T (Telecommunication Services), and Wells Fargo (Financials). The top relative detractor was Western Digital Corp, a computer hard-disk drive manufacturer. The company’s stock price fell after it missed earnings on weakness in the PC market. Not owning benchmark constituent AT&T detracted from benchmark-relative performance as the company’s stock posted a strong gain during the period on strong quarterly results and momentum from the company’s acquisition of DIRECTV. Shares of Wells Fargo fell during the period, as investors became increasingly concerned that interest rates will not move higher quickly enough to support near-term profitability for the bank.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to rely on our process and philosophy as we construct the portfolio and adjust our positioning. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, equities in industries with improving supply/demand trends, and solid companies that are temporarily out of favor.

Financials remains a sector in which we believe equities are particularly undervalued, although an expected “lower-for-longer” interest rate environment has deferred a component of our investment thesis for the sector. We also believe Energy equity prices are depressed, but we have reduced our overweight based on fears that weak oil prices are threatening some balance sheets. We believe that current stock valuations reflect higher oil prices than we see today; in order for stock prices to recover further, oil prices will need to increase substantially from current levels. We expect an eventual rebound as supply and demand come back into balance, but this will likely take time.

At the end of the period, the Fund’s largest overweights were to the Financials, Energy, and Healthcare sectors, while the Fund’s largest underweights were to the Consumer Discretionary and Information Technology sectors, relative to the S&P 500 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.7%
Consumer Staples	7.7
Energy	9.5
Financials	22.3
Health Care	16.1
Industrials	10.4
Information Technology	13.2
Materials	3.0
Telecommunication Services	2.7
Utilities	4.7

Total	96.3%

Short-Term Investments	3.5
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

11

The Hartford Equity Income Fund inception 08/28/2003

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Equity Income A2	2.67%	2.10%	10.23%	7.32%
Equity Income A3	-2.98%	-3.51%	8.99%	6.71%
Equity Income B2	2.53%	1.91%	9.73%	6.69%	[4]
Equity Income B3	-2.15%	-2.70%	9.46%	6.69%	[4]
Equity Income C2	2.31%	1.30%	9.42%	6.54%
Equity Income C3	1.37%	0.38%	9.42%	6.54%
Equity Income I2	2.82%	2.33%	10.52%	7.60%
Equity Income R3[2]	2.49%	1.75%	9.87%	7.03%
Equity Income R4[2]	2.64%	2.00%	10.19%	7.33%
Equity Income R5[2]	2.78%	2.30%	10.53%	7.64%
Equity Income R6[2]	2.88%	2.46%	10.64%	7.75%
Equity Income Y2	2.88%	2.46%	10.64%	7.75%
Russell 1000 Value Index	1.93%	-0.40%	10.13%	5.67%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

12

The Hartford Equity Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Equity Income Class A	1.02%	1.02%
Equity Income Class B	1.91%	1.91%
Equity Income Class C	1.76%	1.76%
Equity Income Class I	0.76%	0.76%
Equity Income Class R3	1.36%	1.36%
Equity Income Class R4	1.06%	1.06%
Equity Income Class R5	0.76%	0.76%
Equity Income Class R6	0.69%	0.69%
Equity Income Class Y	0.66%	0.66%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Equity Income Fund returned 2.67% before sales charge for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 1.93% for the same period. The Fund also outperformed the 2.06% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

During the period seven out of ten sectors within the Russell 1000 Value Index posted positive absolute returns, with Telecommunication Services (+15%), Utilities (+13%), and Materials (+11%) performing the best. Consumer Discretionary (-3%), Information Technology (-3%), and Financials (-2%) lagged the index on a relative basis during the period.

13

The Hartford Equity Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Overall, outperformance versus the Russell 1000 Value Index was driven by strong sector allocation, a result of the bottom-up stock selection process, primarily due to an underweight to Financials and an overweight to Utilities. This was partially offset by an underweight to Materials. Security selection also contributed positively to benchmark outperformance, primarily within the Consumer Discretionary and Financials sectors. This more than offset negative stock selection within Utilities and Information Technology.

Top contributors to performance relative to the Russell 1000 Value Index included Marsh & McLennan (Financials), Home Depot (Consumer Discretionary), and Bank of America (Financials). Shares of Marsh & McLennan, a U.S.-based company of various specialty consultants, rose over the period on the back of consecutive positive quarterly earnings results and better than expected revenue growth. Shares of Home Depot, a home improvement retailer, rose based on strong earnings reports and a hike in its dividend. Shares of Bank of America, a benchmark constituent, U.S.-based bank holding and financial holding company, fell over the period due to fears of a “lower-for-longer” interest rate environment and worries about deterioration in asset quality in the Energy sector. Our avoidance of the stock was additive. Top absolute contributors for the period included Johnson & Johnson (Healthcare) and Chevron (Energy).

Top detractors from performance relative to the Russell 1000 Value Index during the period included Marathon Oil (Energy), AT&T (Telecommunication Services), and Ameriprise Financial (Financials). Shares of Marathon Oil, a U.S.-based energy company, fell as the company reported a net loss due to weakness in energy markets in late 2015. The Fund exited the position before the energy recovery in early 2016. AT&T is a U.S.-based telecommunication services company. During the period, the shares of the company rose as it reported earnings and subscriber growth that beat expectations. Not holding the benchmark constituent detracted from benchmark-relative performance. The stock price of Ameriprise Financial, a diversified Financials company with operations in wealth and asset management, fell as the company faced pressure from volatile equity markets, low interest rates, and a strong dollar. We trimmed the position to reduce our exposure. Top detractors from absolute performance included Wells Fargo (Financials) and Intel (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we expect that the U.S. macroeconomic picture remains largely unchanged from the end of 2015. In our view, the consumer remains resilient and the housing market has continued to display healthy trends. We believe the combination of higher employment, wage growth, and a lower gas price has continued to benefit the consumer. On the housing front, new home sales, housing starts, and existing home sales have all grown year-over-year, as low mortgage rates and improving job prospects appear to have continued to drive demand.

At the end of the period, the Fund’s largest overweights were to the Industrials, Utilities, and Healthcare sectors, while the Fund’s largest underweights were to the Financials and Materials sectors, relative to the Russell 1000 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	4.6%
Consumer Staples	7.3
Energy	13.5
Financials	22.6
Health Care	13.2
Industrials	13.1
Information Technology	10.4
Materials	2.0
Telecommunication Services	3.3
Utilities	8.5

Total	98.5%

Short-Term Investments	0.8
Other Assets & Liabilities	0.7

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

14

The Hartford Growth Opportunities Fund inception 03/31/1963

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Growth Opportunities A2	-3.06%	-1.34%	10.72%	7.26%
Growth Opportunities A3	-8.40%	-6.77%	9.47%	6.66%
Growth Opportunities B2	-3.50%	-2.22%	9.82%	6.61%	[4]
Growth Opportunities B3	-7.76%	-6.54%	9.54%	6.61%	[4]
Growth Opportunities C2	-3.42%	-2.06%	9.94%	6.51%
Growth Opportunities C3	-4.28%	-2.92%	9.94%	6.51%
Growth Opportunities I2	-2.95%	-1.12%	11.00%	7.59%
Growth Opportunities R3[2]	-3.21%	-1.63%	10.42%	7.04%
Growth Opportunities R4[2]	-3.07%	-1.36%	10.75%	7.36%
Growth Opportunities R5[2]	-2.93%	-1.07%	11.08%	7.65%
Growth Opportunities R6[2]	-2.88%	-1.02%	11.18%	7.74%
Growth Opportunities Y2	-2.88%	-0.95%	11.19%	7.75%
Russell 3000 Growth Index	-1.64%	0.32%	11.09%	8.03%
Russell 1000 Growth Index	-1.37%	1.07%	11.44%	8.20%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

The Hartford Growth Opportunities Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Opportunities Class A	1.12%	1.12%
Growth Opportunities Class B	2.03%	2.04%
Growth Opportunities Class C	1.86%	1.86%
Growth Opportunities Class I	0.89%	0.89%
Growth Opportunities Class R3	1.45%	1.45%
Growth Opportunities Class R4	1.15%	1.15%
Growth Opportunities Class R5	0.84%	0.84%
Growth Opportunities Class R6	0.82%	0.82%
Growth Opportunities Class Y	0.75%	0.75%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Opportunities Fund returned -3.06%,before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmarks, the Russell 3000 Growth Index and Russell 1000 Growth Index, which returned -1.64% and -1.37%, respectively, for the same period. The Fund outperformed the -4.00% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Four of the ten sectors in the Russell 3000 Growth Index fell during the period. The Energy (-20%), Information Technology (-5%), and Healthcare (-5%) sectors declined the most during the period, while Utilities (12%), Telecommunication Services (11%), and Consumer Staples (5%) posted the strongest gains.

16

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Sector allocation, a result of our bottom-up stock selection process, was the primary driver of – underperformance relative to the Russell 3000 Growth Index during the period, primarily due to an underweight to Consumer Staples and Telecommunication Services and an overweight to Information Technology. This effect was only partially offset by the positive impact of an increasing overweight to Energy as we moved through the period and an underweight to Consumer Discretionary. Security selection modestly detracted from benchmark-relative performance during the period as well, with weak selection in Financials, Consumer Discretionary, and Consumer Staples more than offsetting stronger selection within Information Technology, Energy, and Healthcare.

Top detractors to performance relative to the Russell 3000 Growth Index during the period included Tableau Software (Information Technology), Nomad Foods (Consumer Staples), and Harman International Industries (Consumer Discretionary). Shares of Tableau Software, an analytics and data visualization software company, suffered due to competition concerns, after the company reported slower-than-expected customer growth and disappointing operating margins. Shares of Nomad Foods, a packaged foods company, declined during the period after posting weaker-than-expected third quarter results and guidance. Shares of U.S.-based automobile audio and visual product engineer Harman International declined during the period despite the fact that the company beat its fiscal second quarter earnings estimate, as a strengthening U.S. Dollar negatively affecting exports and making future growth difficult weighed on the company’s top-line revenue.

Top contributors to performance relative to the Russell 3000 Growth Index during the period included Apple (Information Technology), Uber Technologies (Information Technology), a private equity investment that is fair valued, and Panera Bread Company (Consumer Discretionary). Not holding Apple contributed positively to benchmark-relative performance during the period, as shares of the mobile device retailer fell on concerns of slowing iPhone sales growth. The Fund’s fair valuation of private placement Uber Technologies rose during the period, as the company continues to expand and grow at a rapid pace, penetrating new markets and increasing market share on a global scale. Shares of Panera Bread, a U.S.-based chain of fast-casual restaurants, rose on strong earnings and higher forward-looking guidance.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Despite the extreme market swings experienced in the first quarter and continued concerns surrounding global growth, we believe the U.S. economy is economically and structurally sound. During the quarter, we sought to take advantage of the opportunities presented to us by the sharp pullback in the market. We added to equity positions where we have high conviction in our thesis and the issuer has an earnings outlook that is ahead of consensus. We believe that the uncertainty that surrounds the impact of slowing Chinese growth, and the effect of negative interest rates in parts of the world, will fuel volatility and uncertainty in global markets going forward. While we do not aspire to predict macro outcomes, we will continue to identify and invest where we see accelerating growth opportunities, while taking into account potential downside scenarios.

At the end of the period, the Fund’s largest sector overweights relative to the Russell 3000 Growth Index were to Information Technology, Healthcare, and Energy, while the largest underweights were to Consumer Staples, Materials, and Telecommunication Services.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	19.2%
Consumer Staples	2.7
Energy	3.1
Financials	8.1
Health Care	19.1
Industrials	10.8
Information Technology	35.1
Materials	1.4

Total	99.5%

Fixed Income Securities
Corporate Bonds	0.1%
Short-Term Investments	0.1
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

17

The Hartford Healthcare Fund inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Healthcare A2	-6.24%	-5.11%	16.49%	10.50%
Healthcare A3	-11.40%	-10.33%	15.18%	9.88%
Healthcare B2	-6.68%	-5.98%	15.49%	9.80%	[4]
Healthcare B3	-10.70%	-10.03%	15.27%	9.80%	[4]
Healthcare C2	-6.60%	-5.82%	15.65%	9.71%
Healthcare C3	-7.40%	-6.63%	15.65%	9.71%
Healthcare I2	-6.14%	-4.87%	16.84%	10.84%
Healthcare R3[2]	-6.40%	-5.42%	16.18%	10.26%
Healthcare R4[2]	-6.26%	-5.12%	16.53%	10.61%
Healthcare R5[2]	-6.13%	-4.86%	16.88%	10.92%
Healthcare Y2	-6.07%	-4.72%	16.99%	11.01%
S&P Composite 1500 Health Care Index	-1.08%	-0.81%	16.72%	10.81%
S&P 500 Index	0.43%	1.21%	11.02%	6.91%
S&P North American Health Care Sector Index	-3.01%	-4.64%	16.55%	11.05%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500 Health Care Index due to S&P announcing that the S&P North American Health Care Sector Index would be discontinued.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

S&P Composite 1500 Health Care Index is an unmanaged capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the NYSE MKT LLC, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

18

The Hartford Healthcare Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Healthcare Class A	1.29%	1.29%
Healthcare Class B	2.16%	2.16%
Healthcare Class C	2.03%	2.03%
Healthcare Class I	1.02%	1.02%
Healthcare Class R3	1.62%	1.62%
Healthcare Class R4	1.31%	1.31%
Healthcare Class R5	1.02%	1.02%
Healthcare Class Y	0.91%	0.91%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Kirk J. Mayer, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Healthcare Fund returned -6.24%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark*, which returned -3.16% for the same period. The Fund also underperformed the S&P 500 Index, which returned 0.43% for the same period. The Fund underperformed the -5.73% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Healthcare equities (-1.4%) underperformed both the broader U.S. equity market (+0.4%) and the global equity market (-0.7%) during the period, as measured by the S&P 500 Healthcare, S&P 500, and the MSCI World Indices, respectively. The Healthcare sector endured a particularly difficult first quarter, as the S&P 500 Healthcare Index fell 5.5%, underperforming the broader U.S. equity market (which was up 1.3% as measured by the S&P 500 Index). While medical technology companies posted a slight gain, the biopharmaceuticals sector was hit particularly hard during the first quarter. Concerns over the sustainability of branded specialty drug pricing drove much of the weakness generally, while valuation considerations compounded the problem for biotech companies. In addition, a handful of negative medical and regulatory events further eroded investor sentiment in the sector.

Within the Fund’s benchmark, three of the five sub-sectors posted negative absolute returns during the period. Small-cap (-36%), mid-cap (-27%), and large-cap (-6%) biopharma each declined during the period, while medical technology (+8%) and Healthcare services (+1%) posted gains.

Sector allocation was the primary detractor from performance relative to the Fund’s benchmark during the period, while security selection contributed positively to relative returns. An overweight allocation to small-cap and mid-cap biopharma names detracted most from

*	Effective April 1, 2016, the Fund changed its benchmark to the S&P Composite 1500 Health Care Index due to S&P announcing that the S&P North American Health Care Sector Index would be discontinued. Benchmark returns represents the S&P North American Health Care Index from October 31, 2015 through March 31, 2016 and the S&P Composite 1500 Health Care Index from April 1, 2016 to April 30, 2016.

19

The Hartford Healthcare Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

relative performance during the period, and was only partially offset by the positive impact of an underweight to large-cap biopharma and overweights to medical technology and health care services. Security selection was strongest in small-cap and mid-cap biopharma names during the period, while selection in large-cap biopharma and medical technology detracted.

Johnson & Johnson (biopharma), Alkermes PLC (biopharma), and Allergan PLC (biopharma) were the top detractors from benchmark-relative performance over the period. A significant underweight to Johnson & Johnson, a U.S. based medical device and pharmaceutical manufacturer, detracted from benchmark-relative returns during the period as the stock held up well given the defensive nature of its broadly diversified business. Shares of Alkermes, a U.S.-based pharmaceutical manufacturing and biopharmaceutical company, fell after company reported that its candidate depression drug, ALKS5461, failed in phase 3 testing to show significant benefit compared with a placebo. Allergan, a global pharmaceutical company, saw its stock price fall as the company’s highly publicized merger with Pfizer was abandoned following the U.S. Treasury Department’s release of changes to corporate tax inversion laws. Regeneron (biopharma) was a top absolute detractor over the period.

Valeant Pharmaceuticals (biopharma), Shionogi & Company Limited (biopharma), and Boston Scientific (medical technology) contributed positively to benchmark-relative results. Shares of Valeant Pharmaceuticals, a global specialty drugs manufacturer, declined significantly during the period, as lower earnings and financial forecasts and concerns over potential bond defaults led to a sharp sell-off. Not owning this benchmark constituent contributed positively to benchmark-relative performance over the period. Shionogi & Co, a Japanese pharmaceutical company, was among the top benchmark-relative contributors to performance, as the company posted strong gains during the period, driven by continued expansion of their HIV treatments. Boston Scientific, the U.S.-based medical device company, also contributed positively to relative performance, as the company’s stock posted gains during the period on strong first-quarter financial results that beat consensus estimates. UnitedHealth Group and Bristol-Myers Squibb were top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Despite the recent period of market turmoil, we continue to believe in our long-term strategy of seeking to identify innovative companies delivering meaningful value to the healthcare system. In the biopharmaceutical area, the portfolio currently tilts toward more mature companies with growing revenues, ample cash, and exciting pipelines. Nevertheless, small, nimble, innovative companies will likely always garner some degree of our interest. In the Healthcare sector, we continue to seek companies that will benefit from and/or facilitate the transition to a fee-for-value-based health care system from the historic fee-for-service-based system.

We still remain optimistic about the Healthcare sector. Biomedical innovation appears to be as robust as it has ever been and should fuel a decade or more of strong earnings growth for the most successful biopharmaceutical companies. Evolving structures of health care markets globally should create clear performance separation between the best and the worst health care services companies. We believe that our approach of evaluating secular themes across a long time horizon will enable us to capitalize on these trends. As is our practice, we will aim to trim equities on strength and to add on weakness in order to seek to generate favorable returns and minimize risk.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Risks of focusing investments on the health-care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	1.0%
Health Care	97.2
Industrials	0.3
Information Technology	0.2

Total	98.7%

Short-Term Investments	1.4
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

20

The Hartford MidCap Fund inception 12/31/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
MidCap A2	-2.87%	-2.06%	9.29%	7.50%
MidCap A3	-8.22%	-7.45%	8.07%	6.89%
MidCap B2	-3.31%	-2.98%	8.32%	6.79%	[4]
MidCap B3	-7.66%	-7.34%	8.08%	6.79%	[4]
MidCap C2	-3.21%	-2.79%	8.51%	6.75%
MidCap C3	-4.09%	-3.67%	8.51%	6.75%
MidCap I2	-2.74%	-1.79%	9.56%	7.71%
MidCap R3[2]	-3.02%	-2.39%	8.97%	7.44%
MidCap R4[2]	-2.88%	-2.09%	9.30%	7.67%
MidCap R5[2]	-2.76%	-1.79%	9.63%	7.89%
MidCap R6[2]	-2.67%	-1.68%	9.76%	7.98%
MidCap Y2	-2.67%	-1.68%	9.75%	7.97%
S&P MidCap 400 Index	2.04%	-0.94%	9.20%	7.77%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

21

The Hartford MidCap Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Class A	1.14%	1.14%
MidCap Class B	2.03%	2.03%
MidCap Class C	1.88%	1.88%
MidCap Class I	0.87%	0.87%
MidCap Class R3	1.47%	1.47%
MidCap Class R4	1.16%	1.16%
MidCap Class R5	0.86%	0.86%
MidCap Class R6	0.77%	0.77%
MidCap Class Y	0.76%	0.76%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Fund returned -2.87% before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 2.04% for the same period. The Fund outperformed the -3.27% average return of the Lipper MidCap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but U.S. data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate hike since 2006 in December. The policy statement stressed the likely gradual pace for the end of quantitative easing and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Within the S&P MidCap 400 Index, six of the ten sectors posted during the period. The Utilities (+15%), Materials (+14%), and Industrials (+5%) sectors performed best while Energy (-7%) and Information Technology (-5%) lagged.

The Fund underperformed the S&P MidCap 400 Index during the period primarily as a result of weak security selection. Stock selection was weakest in the Healthcare, Consumer Discretionary, and Industrials sectors, which was partially offset by positive stock selection in Information Technology and Consumer Staples. Sector allocation, a result of the Fund’s bottom up stock selection process, also detracted during the period due primarily to an underweight to the Materials and Utilities sectors and an overweight to Information

22

The Hartford MidCap Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Technology. The Fund’s overweight to Industrials and Healthcare and underweight to Consumer Staples contributed positively relative to the S&P MidCap 400 Index.

Top absolute and relative detractors included Alkermes (Healthcare), Advance Auto Parts (Consumer Discretionary), and Robert Half International (Industrials). Shares of Alkermes, a U.S.-based biopharmaceutical company, underperformed after it announced discouraging results from one of its trials early in the year which focused on creating slow-release drugs to treat various forms of mental illness. Advance Auto Parts, a U.S.-based automotive parts supplier, underperformed after announcing weak third-quarter earnings in addition to major leadership changes. This caused the company to lower fourth quarter guidance meaningfully, further causing the stock price to fall. Shares of Robert Half International, a global staffing provider, declined during the period due to a slowdown in secular growth in the markets it serves.

Top contributors to performance relative to the S&P MidCap 400 Index included Genpact (Information Technology), Waste Connections (Industrials), and Equifax (Industrials). Shares of Genpact, a business process outsourcing company, outperformed due to a recent partnership with GE Digital, becoming an early adopter of GE’s Predix platform a cloud platform-as-a-service for the Industrial Internet. Shares of Waste Connections, a municipal solid waste services company, rose as the company reported strong results and plans to combine with Progressive Waste Solutions. Shares of Equifax, a U.S.-based credit rating agency, outperformed during the period due to acceleration in growth of all its business segments, favorable mortgage market conditions, and the smooth integration of recent acquisitions. Top contributors to absolute returns for the period included MSC Industrial Direct (Industrials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

After a volatile start to 2016, we believe the Fund’s portfolio is well positioned for an uncertain economic environment. We continue to believe the U.S. will remain the preferred market for investment on a global basis as emerging market fundamentals remain weak and China’s economic growth adjusts to a new long-term rate. We believe the FOMC’s recent overall cautious approach to further rate increases signals it would limit the number of rate increases this year, and the FOMC would continue to proceed cautiously in adjusting policy, which may provide a tailwind for U.S. equities.

At the end of the period, the Fund was most overweight the Industrials, Information Technology, and Healthcare sectors and most underweight the Financials, Materials, and Consumer Staples sectors relative to the S&P MidCap 400 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.2%
Consumer Staples	0.6
Energy	6.5
Financials	16.7
Health Care	13.1
Industrials	24.1
Information Technology	21.8
Materials	3.1
Utilities	2.4

Total	99.5%

Short-Term Investments	0.2
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

23

The Hartford MidCap Value Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
MidCap Value A2	-2.25%	-5.87%	8.15%	6.30%
MidCap Value A3	-7.63%	-11.04%	6.94%	5.70%
MidCap Value B2	-2.66%	-6.63%	7.28%	5.68%	[4]
MidCap Value B3	-7.10%	-10.90%	6.98%	5.68%	[4]
MidCap Value C2	-2.59%	-6.59%	7.37%	5.51%
MidCap Value C3	-3.48%	-7.44%	7.37%	5.51%
MidCap Value I2	-2.08%	-5.56%	8.53%	6.52%
MidCap Value R3[2]	-2.38%	-6.06%	7.90%	6.34%
MidCap Value R4[2]	-2.26%	-5.86%	8.22%	6.52%
MidCap Value R5[2]	-2.13%	-5.58%	8.55%	6.71%
MidCap Value Y2	-2.04%	-5.42%	8.66%	6.77%
Russell 2500 Value Index	2.20%	-1.95%	8.25%	5.96%
Russell MidCap Value Index	3.16%	-0.18%	10.45%	7.35%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

24

The Hartford MidCap Value Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Value Class A	1.25%	1.25%
MidCap Value Class B	2.09%	2.28%
MidCap Value Class C	1.97%	1.97%
MidCap Value Class I	0.92%	0.92%
MidCap Value Class R3	1.52%	1.52%
MidCap Value Class R4	1.21%	1.21%
MidCap Value Class R5	0.92%	0.92%
MidCap Value Class Y	0.81%	0.81%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Value Fund returned -2.25% before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmarks, the Russell 2500 Value Index and the Russell MidCap Value Index, which returned 2.20% and 3.16%, respectively, for the same period. The Fund also underperformed the -0.05% average return of the Lipper MidCap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period end April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate hike since 2006 in December. The policy statement stressed the likely gradual pace for the end of quantitative easing and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate hikes. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate hikes were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Six of the ten sectors in the Russell 2500 Value Index gained during the period, with Utilities (+14%), Materials (+11%), and Consumer Staples (+6%) performing the best, while Energy (-5%) and Consumer Discretionary (-5%) lagged during the period ended April 30, 2016.

The Fund’s underperformance relative to the Russell 2500 Value Index over the six-month period was driven primarily by weaker security selection within Consumer Discretionary, Materials, and Industrials, which was partially offset by stronger stock selection within Healthcare and Consumer Staples. Sector allocation, a result of the stock selection process, also detracted from returns relative to the Russell 2500 Value Index, in part due to an underweight to the Utilities sector and an overweight in Consumer Discretionary. Overweights to the Energy and Materials sectors contributed positively to performance relative to the Russell 2500 Value Index during the period ended April 30, 2016.

Top detractors from absolute returns and returns relative to the Russell 2500 Value Index included Performance Sports Group (Consumer Discretionary), Global Brands Group (Consumer Discretionary), and Verint Systems (Information Technology). Shares of Performance Sports Group (PSG), a Canada-based manufacturer of sports equipment, fell during the period as PSG preannounced a significant

25

The Hartford MidCap Value Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

sales and earnings miss in their Easton baseball equipment business. Shares of Global Brands Group, a Hong Kong-based company that designs and markets fashion apparel, fell during the period ended April 30, 2016. While the decline is not attributable to anything in particular, the biggest obstacle is a lack of investor attention due to its Hong Kong listing, in our view. Shares of Verint Systems, a distributor of software and hardware products for security and surveillance, fell for two consecutive quarters as management works through a shift in sales strategy made last year to better align with customer preferences.

Top contributors to both absolute returns and returns relative to the Russell 2500 Value Index included Ono Pharmaceutical (Healthcare), Cabot Corporation (Materials), and Diamondback Energy (Energy). Ono Pharmaceutical, a Japan-based pharmaceutical company, is a developer of immuno-oncology treatments and owner of the Japan marketing rights to Bristol-Myers Squibb’s therapies in Japan. The company’s shares performed well during the period as its joint venture with Bristol-Myers Squibb on a lung cancer treatment has seen strong demand in Japan. Investors in the company became optimistic about the potential for this treatment to achieve “blockbuster” status and the company raised its sales guidance. Cabot Corporation, a U.S.-based specialty chemicals and performance materials company, saw its shares rise on healthy tire demand and a stabilizing of carbon black prices during the period ended April 30, 2016. Cabot’s management has focused on cost cutting and cash flow generation, possibly setting the stock up for continued gains in 2016. Shares of Diamondback Energy, a U.S.-based independent oil and natural gas company, rose during the period supported by the recent recovery in oil prices.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we believe near term recession risks have diminished. We believe the most significant change over the past couple months was China’s success in controlling capital outflows, and its strong signal of prioritizing growth through new fiscal stimulus even if other needed reforms must proceed at a more gradual pace. We believe this may ease deflationary pressures across the emerging markets and help bring more clarity to the Fed. The U.S. economy grew at a slow pace in the first quarter of 2016, but job growth remains strong and recent data point to some firming in manufacturing activity. We expect some acceleration over the rest of the year, though Wellington Management’s macro group now projects GDP growth of 1.4% for all of 2016.

In January we were skeptical of further Fed tightening. We now foresee one or two more rate increases or else the Fed risks appearing too cautious against the threat of rising inflation. Core CPI is already running at +2.3% and higher energy costs seem likely to push the headline rate much higher over the next 12-18 months. The price of WTI crude oil has recently retreated 10% from late-March highs above $41. We believe another leg up from here is likely, with U.S. producers requiring a price closer to $60 to grow production meaningfully. U.S. oil producers are currently focused intently on living within their much reduced cash flows, in our view.

Uncertainties for the remainder of the year include the U.S. election, an upcoming U.K. referendum on the U.K.’s proposed exit from the E.U., the impact of negative rates and a sense that central banks in Japan and Europe are out of effective monetary policies, and the risks in a low nominal growth world of shocks from terrorism, natural disasters and other unpredictable events. We expect markets to remain volatile and will seek to use swings in investor sentiment to the Fund’s advantage in seeking to identify new longer term value opportunities for the Fund. At the end of the period, the Fund’s largest overweight allocations relative to the Russell 2500 Value Index were in Consumer Discretionary, Information Technology, and Materials while the Fund’s largest underweights continued to be in Financials and Utilities.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.6%
Consumer Staples	2.6
Energy	7.9
Financials	31.8
Health Care	3.3
Industrials	11.8
Information Technology	12.2
Materials	8.4
Telecommunication Services	0.9
Utilities	6.5

Total	98.0%

Short-Term Investments	1.7
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

26

Hartford Small Cap Core Fund inception 01/01/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Small Cap Core A2	-2.72%	-7.94%	6.44%	4.96%
Small Cap Core A3	-8.07%	-13.00%	5.24%	4.37%
Small Cap Core B2	-3.06%	-8.66%	5.66%	4.43%	[4]
Small Cap Core B3	-7.59%	-12.93%	5.35%	4.43%	[4]
Small Cap Core C2	-3.10%	-8.61%	5.65%	4.20%
Small Cap Core C3	-4.00%	-9.47%	5.65%	4.20%
Small Cap Core I2	-2.63%	-7.70%	6.59%	5.04%
Small Cap Core R3[2]	-2.86%	-8.16%	6.30%	5.10%
Small Cap Core R4[2]	-2.68%	-7.83%	6.60%	5.25%
Small Cap Core R5[2]	-2.52%	-7.59%	6.88%	5.39%
Small Cap Core Y2	-2.45%	-7.52%	6.92%	5.41%
Russell 2000 Index	-1.90%	-5.94%	6.98%	5.42%
Russell 2500 Index	-0.36%	-4.27%	8.28%	6.59%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies and prior to 7/10/15, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2,500 of the smallest securities, based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

The Fund has changed its benchmark from the Russell 2500 Index to the Russell 2000 Index. Hartford Funds Management Company, LLC believes that the Russell 2000 Index is a more appropriate index against which to measure performance in light of changes to the Fund’s investment strategy to a focus on stocks of small capitalization companies.

27

Hartford Small Cap Core Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Core Class A	1.38%	1.48%
Small Cap Core Class B	2.13%	2.36%
Small Cap Core Class C	2.13%	2.22%
Small Cap Core Class I	1.13%	1.20%
Small Cap Core Class R3	1.58%	1.78%
Small Cap Core Class R4	1.28%	1.45%
Small Cap Core Class R5	0.98%	1.14%
Small Cap Core Class Y	0.93%	1.04%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director, Co-Director of Quantitative Investment Management and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Small Cap Core Fund returned -2.72%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Russell 2000 Index, which returned -1.90% for the same period. The Fund also underperformed the -1.15% average return of the Lipper Small-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Four of the ten sectors in the Russell 2000 Index posted negative returns during the period. Weak performers included the Energy (-13%), Healthcare (-8%), and Consumer Discretionary (-4%) sectors, while the Utilities (+12%), Telecommunication Services (+7%), and Materials (+7%) sectors posted the strongest gains during the period.

From a sector allocation perspective, underweight allocations to Utilities and an overweight to Healthcare detracted most from performance relative to the Russell 2000 Index. This was only partially offset by overweights to Industrials and underweights to Consumer Discretionary. Security selection contributed positively to benchmark-relative performance during the period, driven by strong stock selection in Financials, Consumer Discretionary, and Utilities, which was partially offset by weaker stock selection in the Information Technology and Telecommunication Services sectors.

The largest detractors from performance relative to the Russell 2000 Index over the period were First NBC Bank (Financials), Mentor Graphics (Information Technology), and CVR Energy (Energy). Shares of First NBC Bank, a U.S.-based bank holding company, declined over the period as a number of firms announced investigations on behalf of investors concerning the company and its

28

Hartford Small Cap Core Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

officers’ possible violation of securities laws. In addition, in March the company announced that it would need to delay the filing of its Form 10-K due to internal accounting errors, further weighing on the stock price. Shares of Mentor Graphics, a U.S.-based electronic design company, fell over the period on concerns over the company’s forward looking guidance released in November 2015, which fell short of expectations. Shares of CVR Energy, a U.S.-based diversified holding company primarily engaged in the petroleum refining and nitrogen fertilizer manufacturing industries, fell during the period on fears that distribution payments from the company’s partnerships would be lower in the coming quarters. FleetMatics Group (Information Technology) and Imperva (Information Technology) detracted from absolute returns over the period.

The largest contributors to performance relative to the Russell 2000 Index during the period were Banc of California (Financials), Joy Global (Industrials), and Prospect Capital Corp (Financials). Shares of Banc of California, a full service-banking provider, rose during the period on strong quarterly and annual results, as the company reported record earnings growth during the 2015 fiscal year. Shares of Joy Global, a U.S.-based company specializing in the manufacturing and service of heavy machinery used in underground and surface mining, turned in strong gains during the period despite reporting a bigger-than-expected first quarter loss, as investors responded favorably to the company’s 2016 forecast. Shares of Prospect Capital, a provider of flexible debt and equity capital to middle-market companies in the U.S. and Canada, rebounded from an all-time low in February to close the period at a gain. The initial decline in February was due to investor concerns over a reported potential SEC query into whether Prospect Capital inappropriately valued its investments in collateralized loan obligations (CLOs). We believe better-than-expected fourth quarter revenue figures helped the stock price to rebound. Myriad Genetics Inc (Healthcare), JC Penney (Consumer Discretionary), and Selection Income REIT (Financials) were top contributors to absolute returns over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by using Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to seek to minimize unintended and uncompensated risks. Based on our long-term time horizon, we continue to find what we consider to be opportunities created by the trading and pricing inefficiencies found among small-cap equities. As a result of individual stock decisions, the Fund ended the period most overweight the Healthcare, Energy, and Materials sectors, and most underweight the Utilities, Consumer Discretionary, and Industrials sectors relative to the Russell 2000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.5%
Consumer Staples	3.3
Energy	4.2
Financials	26.3
Health Care	15.5
Industrials	12.2
Information Technology	16.9
Materials	5.0
Telecommunication Services	1.6
Utilities	1.9

Total	99.4%

Short-Term Investments	0.4
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

29

The Hartford Small Cap Growth Fund* inception 01/04/1988

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Small Cap Growth A2	-4.87%	-8.29%	7.94%	6.07%
Small Cap Growth A3	-10.11%	-13.34%	6.72%	5.47%
Small Cap Growth B2	-5.28%	-9.00%	7.10%	5.48%	[4]
Small Cap Growth B3	-9.53%	-13.09%	6.79%	5.48%	[4]
Small Cap Growth C2	-5.19%	-8.93%	7.18%	5.26%
Small Cap Growth C3	-6.04%	-9.74%	7.18%	5.26%
Small Cap Growth I2	-4.76%	-8.03%	8.28%	6.30%
Small Cap Growth R3[2]	-5.01%	-8.51%	7.70%	5.83%
Small Cap Growth R4[2]	-4.84%	-8.21%	8.04%	6.11%
Small Cap Growth R5[2]	-4.70%	-7.94%	8.36%	6.40%
Small Cap Growth R6[2]	-4.68%	-7.97%	8.44%	6.47%
Small Cap Growth Y2	-4.63%	-7.84%	8.46%	6.49%
Russell 2000 Growth Index	-4.96%	-8.27%	7.15%	6.14%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Hartford Investment Management Company became an additional sub-adviser to the Fund effective November 13, 2006. Performance information prior to that date represents performance of only Wellington Management Company LLP. As of July 21, 2010, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

*	Effective March 6, 2015, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

30

The Hartford Small Cap Growth Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Growth Class A	1.22%	1.22%
Small Cap Growth Class B	2.04%	2.21%
Small Cap Growth Class C	1.92%	1.92%
Small Cap Growth Class I	0.93%	0.93%
Small Cap Growth Class R3	1.49%	1.49%
Small Cap Growth Class R4	1.18%	1.18%
Small Cap Growth Class R5	0.88%	0.88%
Small Cap Growth Class R6	0.88%	0.88%
Small Cap Growth Class Y	0.78%	0.78%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Cap Growth Fund returned -4.87%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -4.96%. For the same period, the Fund underperformed the -4.59% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending in April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four, suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Large cap equities (0%) outperformed small cap equities (-2%) but underperformed mid cap equities (+2%) during the period, as measured by the S&P 500 Index, Russell 2000, and S&P MidCap 400 indices respectively. Small cap growth (-5%) equities underperformed small cap value (+1%) equities during the period, as measured by the Russell 2000 Growth and Russell 2000 Value indices, respectively. Seven out of ten sectors in the Russell 2000 Growth Index had negative returns during the period. The Energy (-21%), Healthcare (-10%), and Information Technology (-5%) sectors performed worst, while Telecommunication Services (+12%) and Materials (+1%) outperformed the broader index.

31

The Hartford Small Cap Growth Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Security selection was the primary driver of outperformance relative to the Russell 2000 Growth Index during the period. Selection was strongest within Consumer Discretionary, Financials, and Industrials, but was offset by weaker selection in Healthcare, Materials, and Information Technology. Sector allocation, driven by the bottom-up stock selection, modestly detracted from relative returns during the period. Underweights to the Telecommunication Services and Industrials sectors detracted from benchmark-relative performance during the period. An underweight to the Consumer Discretionary sector and an overweight to Materials contributed positively to benchmark-relative results.

The top contributors to performance relative to the Russell 2000 Growth Index were Kate Spade (Consumer Discretionary), Clovis Oncology (Healthcare), and Heartland Payment Systems (Information Technology). Shares of Kate Spade, a U.S.-based accessories and apparel company, rose after the firm reported better than expected quarterly earnings. Shares of Clovis Oncology, a U.S.-based biopharmaceutical company focused on anti-cancer agents, fell as it issued disappointing news related to the company’s experimental lung cancer drugs. Not owning the stock contributed positively to benchmark-relative performance during the period. Shares of Heartland Payments, a specialty payments services provider, rose after Global Payments announced that they would acquire the company. The combined entity will bring together two of the fastest organic revenue growth businesses in the payments industry. Top absolute contributors for the period also included CoreSite Realty (Financials) and FivePrime Therapeutics (Healthcare).

The top detractors relative to the Russell 2000 Growth Index included Natural Grocers (Consumer Staples), Dyax (Healthcare), and Portola Pharmaceuticals (Healthcare). Shares of Natural Grocers, a specialty retailer of natural and organic groceries and dietary supplements, dropped as the company announced worse than expected sales and earnings and issued a disappointing forecast. Dyax is a U.S.-based biopharmaceutical company. Not holding this benchmark constituent detracted from relative performance, as the share price rose following an announcement that the Federal Trade Commission was terminating the antitrust waiting period for the company’s acquisition by Shire. The stock price of Portola Pharmaceuticals, a U.S.-based biopharmaceutical company, fell after the company announced disappointing data for the Phase 3 study of their anti-coagulant Betrixaban. Top absolute detractors for the period also included Anacor Pharmaceuticals (Healthcare) and NetScout Systems (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to believe that the U.S. economy is in a period of moderate economic growth led by solid employment trends, as well as the ongoing expansion of consumption, government spending, and residential housing investment. In addition, we think the weakening U.S. dollar has helped to stabilize the manufacturing side of the economy. Our expectation is that there will be gradual Fed rate hikes, although it does appear that the FOMC may be more willing to err on the side of caution rather than try to aggressively tackle potential inflation.

Overall, we continue to find what we consider to be attractively valued equities with the characteristics we seek. We believe the U.S. economy remains in a period of moderate economic growth, and we continue to monitor policy decisions and economic trends that may impact the Fund’s holdings. We remain consistent in adhering to a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection in seeking to generate outperformance relative to the Russell 2000 Growth Index. We strongly believe that the portfolio is well-positioned to perform as we look forward to the remainder of 2016.

At the end of the period, the largest overweights were to Consumer Staples and Financials, while the largest underweights were to the Healthcare and Information Technology sectors relative to the Russell 2000 Growth Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

32

The Hartford Small Cap Growth Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	17.3%
Consumer Staples	4.8
Energy	1.2
Financials	9.2
Health Care	23.5
Industrials	13.6
Information Technology	24.2
Materials	4.9
Telecommunication Services	0.7

Total	99.4%

Short-Term Investments	0.7
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

33

The Hartford Small Company Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Small Company A2	-9.14%	-17.69%	3.69%	3.75%
Small Company A3	-14.14%	-22.21%	2.53%	3.16%
Small Company B2	-9.46%	-18.34%	2.89%	3.17%	[4]
Small Company B3	-13.18%	-21.70%	2.69%	3.17%	[4]
Small Company C2	-9.47%	-18.26%	2.96%	3.00%
Small Company C3	-10.22%	-18.94%	2.96%	3.00%
Small Company I2	-9.02%	-17.50%	3.95%	4.01%
Small Company R3[2]	-9.20%	-17.86%	3.50%	3.58%
Small Company R4[2]	-9.06%	-17.57%	3.83%	3.89%
Small Company R5[2]	-8.92%	-17.35%	4.14%	4.16%
Small Company R6[2]	-8.88%	-17.30%	4.23%	4.27%
Small Company Y2	-8.88%	-17.26%	4.23%	4.27%
Russell 2000 Growth Index	-4.96%	-8.27%	7.15%	6.14%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Hartford Investment Management Company became an additional sub-adviser to the Fund effective June 2006. Performance information prior to that date represents performance of only Wellington Management Company LLP. As of July 21, 2010, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

34

The Hartford Small Company Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Small Company Class A	1.35%	1.35%
Small Company Class B	2.14%	2.31%
Small Company Class C	2.05%	2.05%
Small Company Class I	1.12%	1.12%
Small Company Class R3	1.55%	1.55%
Small Company Class R4	1.25%	1.25%
Small Company Class R5	0.96%	0.98%
Small Company Class R6	0.91%	0.92%
Small Company Class Y	0.86%	0.86%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Company Fund returned -9.14% before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned -4.96% for the same period. The Fund also underperformed the -4.59% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Large cap equities (0%) outperformed small cap equities (-2%) but underperformed mid cap equities (+2%) during the period, as measured by the S&P 500 Index, Russell 2000, and S&P MidCap 400 indices respectively. Small cap growth (-5%) equities underperformed small cap value (+1%) equities during the period, as measured by the Russell 2000 Growth and Russell 2000 Value Indices, respectively. Seven out of ten sectors in the Russell 2000 Growth Index had negative returns during the period. The Energy (-21%), Healthcare (-10%), and Information Technology (-5%) sectors performed worst, while Telecommunication Services (+12%) and Materials (+1%) outperformed the broader index.

During the period, security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index.

35

The Hartford Small Company Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Selection was weakest in the Information Technology, Healthcare, and Financials sectors, which more than offset stronger selection in the Energy sector. Sector allocation, which is the result of bottom-up stock selection, contributed positively to benchmark-relative returns during the period; an underweight to Healthcare and an overweight to Financials contributed positively to relative results. An underweight to Telecommunication Services and an overweight to Energy detracted from benchmark-relative performance during the period.

Top detractors from performance relative to the Russell 2000 Growth Index during the period included Tableau Software (Information Technology), Diamond Resorts (Consumer Discretionary), and KapStone Paper (Materials). Tableau Software, a developer of data visualization applications, saw its stock price decline after results disappointed. Further analysis revealed that Tableau’s recent struggles are likely early warning signs of broader developing competitive challenges from software incumbents like Microsoft who have grown interested in Tableau’s core market. As a result, we eliminated our position. The stock price of Diamond Resorts, a hospitality and vacation ownership company, declined after a report was published questioning the company’s business practices and the possibility of new future regulation from the Consumer Financial Protection Bureau. The share price of Kapstone Paper, a large North American containerboard producer, declined as results disappointed. Top absolute detractors also included Anacor Pharmaceuticals (Healthcare) and Advisory Board (Industrials).

Top contributors to performance relative to the Russell 2000 Growth Index during the period included Panera Bread Company (Consumer Discretionary), FivePrime Therapeutics (Healthcare), and QEP Resources (Energy). Shares of Panera Bread, a U.S.-based food services provider, rose after the company announced earnings and revenue that beat expectations. The stock price of Five Prime Therapeutics, a clinical-stage biotechnology company specializing in the development of novel protein therapeutics, jumped following an announcement that they would enter into a partnership with Bristol-Myers Squibb to develop and commercialize immuno-oncology products. Under the terms of the agreement, Bristol-Myers Squibb will make an upfront payment of $350 million to Five Prime followed by significant additional contingent payments. Shares of QEP Resources, a U.S.-based oil and gas exploration company, rose as it reported strong first quarter earnings. Top absolute contributors also included Heartland Payment (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We have continued to take advantage of market volatility to add to high conviction long-term growth opportunities, and build our positions in what we consider to be key thematic growth areas such as secular Consumer Discretionary, as well as more cyclically oriented areas of the market. Despite the challenging recent performance of the approach, we remain confident that over the long-term our philosophy and process will lead to strong results.

We believe our portfolio structure helps to hedge risk associated with unpredictable events and economic outcomes. As a residual of our bottom-up, stock-by-stock investment decisions, the Fund ended the period overweight to the Information Technology and Energy sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight Healthcare and Consumer Staples.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.6%
Consumer Staples	1.4
Energy	3.5
Financials	9.1
Health Care	18.4
Industrials	14.8
Information Technology	31.4
Materials	4.1
Telecommunication Services	0.7

Total	99.0%

Short-Term Investments	0.9
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

36

The Hartford Value Opportunities Fund inception 01/02/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Value Opportunities A2	0.22%	-5.94%	7.57%	4.64%
Value Opportunities A3	-5.30%	-11.11%	6.36%	4.05%
Value Opportunities B2	-0.22%	-6.69%	6.75%	4.08%	[4]
Value Opportunities B3	-4.81%	-10.98%	6.45%	4.08%	[4]
Value Opportunities C2	-0.15%	-6.61%	6.78%	3.86%
Value Opportunities C3	-1.07%	-7.47%	6.78%	3.86%
Value Opportunities I2	0.35%	-5.58%	7.92%	4.94%
Value Opportunities R3[2]	0.07%	-6.21%	7.31%	4.39%
Value Opportunities R4[2]	0.22%	-5.91%	7.66%	4.70%
Value Opportunities R5[2]	0.39%	-5.62%	7.96%	4.99%
Value Opportunities Y2	0.43%	-5.51%	8.00%	5.07%
Russell 3000 Value Index	1.87%	-0.68%	9.85%	5.58%
Russell 1000 Value Index	1.93%	-0.40%	10.13%	5.67%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

37

The Hartford Value Opportunities Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

	Net	Gross
Value Opportunities Class A	1.21%	1.21%
Value Opportunities Class B	2.04%	2.28%
Value Opportunities Class C	1.93%	1.93%
Value Opportunities Class I	0.88%	0.88%
Value Opportunities Class R3	1.52%	1.52%
Value Opportunities Class R4	1.19%	1.19%
Value Opportunities Class R5	0.90%	0.90%
Value Opportunities Class Y	0.79%	0.79%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Value Opportunities Fund returned 0.22% before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Russell 3000 Value Index, which returned 1.87% for the same period. The Fund underperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 1.93% for the same period. The Fund also underperformed the 0.54% average return of the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 finished 2015 down, then dropped 11.4% to start 2016 during a flight to quality environment, before reversing in late February to finish with a slight gain for the trailing six-month period ending April 30, 2016. The period started with a November that finished relatively flat but data releases, including an upward revision to third-quarter gross domestic product (GDP), a multi-year low in unemployment, and healthy housing market trends seemed to paint a promising picture for the U.S. economy. As widely expected, the U.S. Federal Reserve (Fed) delivered its first rate increase since 2006 in December. The policy statement stressed the likely gradual pace for raising interest rates and acknowledged “considerable improvement” in labor market conditions, which had given the Fed “reasonable confidence” that inflation would rise over the medium term to the Fed’s 2% objective.

Early in the first quarter of 2016, equity markets plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equity markets surged in the second half of the quarter as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market’s early year jitters. The Federal Open Market Committee’s (FOMC’s) March statement surprised many market participants with its overall cautious approach to further rate increases. The FOMC lowered its inflation forecast for 2016 and suggested that only two rate increases were likely this year, down from the four suggested back in December 2015. The policy statement also removed reference to the balance of risks, noting that “global economic and financial developments continue to pose risks.” The continued rebound in oil prices buoyed equities to start off April but performance tapered off towards the end of the month amid mixed economic data and corporate earnings reports. Equity returns varied noticeably by market-cap during the period, as large- and mid-cap equities outperformed small-cap equities.

Seven of ten sectors within the Russell 3000 Value Index posted positive returns during the period. Telecommunication services (+14%) and Utilities (+13%), were top performers while Consumer Discretionary (-3%) and Information Technology (-3%) lagged relative to the Russell 3000 Value Index.

Security selection detracted from performance relative to the Russell 3000 Value Index. Strong stock selection within Energy, Materials, and Utilities was more than offset by weaker selection in Healthcare, Information Technology, and Financials. Sector allocation, a result of the bottom-up stock selection process, contributed positively to the Fund’s relative returns over the period primarily due to an overweight to Materials and an underweight to Energy. This was partially offset by an underweight to Consumer Staples.

38

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

The top detractors from performance relative to the Russell 3000 Value Index were ARRIS International (Information Technology), Global Brands Group (Consumer Discretionary), and MetLife (Financials). Shares of ARRIS International, a cable and satellite set-top-box maker, fell as the Federal Communications Commission proposed a rule change which would allow customers to access video content using competing devices to the standard rental box. The share price of Global Brands Group, a Hong Kong-based apparel and footwear company, came under pressure as it announced earnings below expectations. The share price of MetLife, a life insurance company, fell as the company reported earnings and revenues that fell short of expectations and suspended its share buybacks in light of its plan to divest a portion of its U.S. life insurance operations, in addition to concerns about the company’s overseas growth. Citigroup (Financials) was a top absolute detractor.

The largest contributors to relative and absolute performance were Reliance Steel (Materials), Exelon (Utilities), and Canadian Natural Resources (Energy). The stock price of Reliance Steel, a metals distributor, rose as the company did a great job managing inventories, generating cash flow, and investing for profitable future growth in automotive and aerospace through a tough period for the industry. While rivals have been put in a difficult spot amid falling volumes and pricing, Reliance has taken steps to downsize its energy business, boost inventory turns, and improve its responsiveness to smaller, just-in-time orders from cautious customers. Shares of Exelon, an integrated utilities company, rose as the company pleased investors by articulating a three-year framework for raising the dividend, and removed an uncertainty overhang through an agreement with regulators to close its long-delayed acquisition of Maryland regulated electric utility Pepco. The stock price of Canadian Natural Resources, a Canada-based oil and natural gas producer, rose as the price of oil rose and the company issued a positive outlook on future cash flow and earnings.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The sell-off in various sub-segments of Healthcare sector during the period, as compared to the strong performance of Utilities and Telecommunication Services sectors, led us to redirect weightings towards the former, and away from the latter two sectors. As the period developed, we saw particular equities in the Healthcare group reach increasingly attractive valuation levels in our opinion, and we increased the Fund’s relative weighting to that sector.

In aggregate, we believe the overall risk exposures of the portfolio are consistent with their historical ranges since inception, and we continue to find what we consider to be attractively priced equities. At the end of the period, the Fund was most overweight Materials,

Healthcare, and Energy, and most underweight Consumer Staples, Industrials, and Utilities relative to the Russell 3000 Value Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Diversification by Sector

as of April 30, 2016

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	5.2%
Consumer Staples	2.2
Energy	14.6
Financials	30.8
Health Care	14.6
Industrials	8.0
Information Technology	9.3
Materials	7.1
Telecommunication Services	2.0
Utilities	5.2

Total	99.0%

Short-Term Investments	0.4
Other Assets & Liabilities	0.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for financial reporting purposes.

39

Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2015 through April 30, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

The Hartford Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$969.40	$5.44	$1,000.00	$1,019.34	$5.57	1.11%	182	366
Class B	$1,000.00	$965.20	$9.82	$1,000.00	$1,014.87	$10.07	2.01%	182	366
Class C	$1,000.00	$966.10	$8.95	$1,000.00	$1,015.76	$9.17	1.83%	182	366
Class I	$1,000.00	$971.10	$3.92	$1,000.00	$1,020.89	$4.02	0.80%	182	366
Class R3	$1,000.00	$968.10	$6.90	$1,000.00	$1,017.85	$7.07	1.41%	182	366
Class R4	$1,000.00	$969.60	$5.44	$1,000.00	$1,019.34	$5.57	1.11%	182	366
Class R5	$1,000.00	$971.10	$3.97	$1,000.00	$1,020.84	$4.07	0.81%	182	366
Class R6	$1,000.00	$971.40	$3.48	$1,000.00	$1,021.33	$3.57	0.71%	182	366
Class Y	$1,000.00	$971.50	$3.48	$1,000.00	$1,021.33	$3.57	0.71%	182	366

40

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Core Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$994.70	$3.97	$1,000.00	$1,020.89	$4.02	0.80%	182	366
Class B	$1,000.00	$991.00	$7.67	$1,000.00	$1,017.16	$7.77	1.55%	182	366
Class C	$1,000.00	$991.50	$7.58	$1,000.00	$1,017.26	$7.67	1.53%	182	366
Class I	$1,000.00	$996.40	$2.58	$1,000.00	$1,022.28	$2.61	0.52%	182	366
Class R3	$1,000.00	$993.40	$5.45	$1,000.00	$1,019.39	$5.52	1.10%	182	366
Class R4	$1,000.00	$995.20	$3.97	$1,000.00	$1,020.89	$4.02	0.80%	182	366
Class R5	$1,000.00	$996.60	$2.48	$1,000.00	$1,022.38	$2.51	0.50%	182	366
Class R6	$1,000.00	$996.60	$2.23	$1,000.00	$1,022.63	$2.26	0.45%	182	366
Class Y	$1,000.00	$996.50	$2.18	$1,000.00	$1,022.68	$2.21	0.44%	182	366

The Hartford Dividend and Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,008.40	$5.14	$1,000.00	$1,019.74	$5.17	1.03%	182	366
Class B	$1,000.00	$1,003.90	$9.72	$1,000.00	$1,015.17	$9.77	1.95%	182	366
Class C	$1,000.00	$1,004.60	$8.82	$1,000.00	$1,016.06	$8.87	1.77%	182	366
Class I	$1,000.00	$1,009.50	$4.15	$1,000.00	$1,020.74	$4.17	0.83%	182	366
Class R3	$1,000.00	$1,006.70	$6.79	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class R4	$1,000.00	$1,008.50	$5.24	$1,000.00	$1,019.64	$5.27	1.05%	182	366
Class R5	$1,000.00	$1,010.00	$3.75	$1,000.00	$1,021.13	$3.77	0.75%	182	366
Class R6	$1,000.00	$1,010.20	$3.30	$1,000.00	$1,021.58	$3.32	0.66%	182	366
Class Y	$1,000.00	$1,010.50	$3.25	$1,000.00	$1,021.63	$3.27	0.65%	182	366

41

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.70	$5.24	$1,000.00	$1,019.69	$5.22	1.04%	182	366
Class B	$1,000.00	$1,025.30	$6.09	$1,000.00	$1,018.85	$6.07	1.21%	182	366
Class C	$1,000.00	$1,023.10	$8.90	$1,000.00	$1,016.06	$8.87	1.77%	182	366
Class I	$1,000.00	$1,028.20	$3.93	$1,000.00	$1,020.99	$3.92	0.78%	182	366
Class R3	$1,000.00	$1,024.90	$6.90	$1,000.00	$1,018.05	$6.87	1.37%	182	366
Class R4	$1,000.00	$1,026.40	$5.39	$1,000.00	$1,019.54	$5.37	1.07%	182	366
Class R5	$1,000.00	$1,027.80	$3.88	$1,000.00	$1,021.03	$3.87	0.77%	182	366
Class R6	$1,000.00	$1,028.80	$3.38	$1,000.00	$1,021.53	$3.37	0.67%	182	366
Class Y	$1,000.00	$1,028.80	$3.38	$1,000.00	$1,021.53	$3.37	0.67%	182	366

The Hartford Growth Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$969.40	$5.53	$1,000.00	$1,019.24	$5.67	1.13%	182	366
Class B	$1,000.00	$965.00	$10.02	$1,000.00	$1,014.67	$10.27	2.05%	182	366
Class C	$1,000.00	$965.80	$9.14	$1,000.00	$1,015.56	$9.37	1.87%	182	366
Class I	$1,000.00	$970.50	$4.46	$1,000.00	$1,020.34	$4.57	0.91%	182	366
Class R3	$1,000.00	$967.90	$7.14	$1,000.00	$1,017.60	$7.32	1.46%	182	366
Class R4	$1,000.00	$969.30	$5.63	$1,000.00	$1,019.15	$5.77	1.15%	182	366
Class R5	$1,000.00	$970.70	$4.16	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class R6	$1,000.00	$971.20	$3.72	$1,000.00	$1,021.08	$3.82	0.76%	182	366
Class Y	$1,000.00	$971.20	$3.68	$1,000.00	$1,021.13	$3.77	0.75%	182	366

42

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Healthcare Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$937.60	$6.31	$1,000.00	$1,018.35	$6.57	1.31%	182	366
Class B	$1,000.00	$933.20	$10.57	$1,000.00	$1,013.92	$11.02	2.20%	182	366
Class C	$1,000.00	$934.00	$9.86	$1,000.00	$1,014.67	$10.27	2.05%	182	366
Class I	$1,000.00	$938.60	$5.01	$1,000.00	$1,019.69	$5.22	1.04%	182	366
Class R3	$1,000.00	$936.00	$7.75	$1,000.00	$1,016.86	$8.07	1.61%	182	366
Class R4	$1,000.00	$937.40	$6.31	$1,000.00	$1,018.35	$6.57	1.31%	182	366
Class R5	$1,000.00	$938.70	$4.87	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class Y	$1,000.00	$939.30	$4.39	$1,000.00	$1,020.34	$4.57	0.91%	182	366

The Hartford MidCap Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$971.30	$5.69	$1,000.00	$1,019.10	$5.82	1.16%	182	366
Class B	$1,000.00	$966.90	$10.07	$1,000.00	$1,014.62	$10.32	2.06%	182	366
Class C	$1,000.00	$967.90	$9.25	$1,000.00	$1,015.47	$9.47	1.89%	182	366
Class I	$1,000.00	$972.60	$4.66	$1,000.00	$1,020.14	$4.77	0.95%	182	366
Class R3	$1,000.00	$969.80	$7.20	$1,000.00	$1,017.55	$7.37	1.47%	182	366
Class R4	$1,000.00	$971.20	$5.73	$1,000.00	$1,019.05	$5.87	1.17%	182	366
Class R5	$1,000.00	$972.40	$4.22	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class R6	$1,000.00	$973.30	$3.73	$1,000.00	$1,021.08	$3.82	0.76%	182	366
Class Y	$1,000.00	$973.30	$3.73	$1,000.00	$1,021.08	$3.82	0.76%	182	366

The Hartford MidCap Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$977.50	$6.34	$1,000.00	$1,018.45	$6.47	1.29%	182	366
Class B	$1,000.00	$973.40	$10.35	$1,000.00	$1,014.37	$10.57	2.11%	182	366
Class C	$1,000.00	$974.10	$9.82	$1,000.00	$1,014.92	$10.02	2.00%	182	366
Class I	$1,000.00	$979.20	$4.72	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class R3	$1,000.00	$976.20	$7.62	$1,000.00	$1,017.16	$7.77	1.55%	182	366
Class R4	$1,000.00	$977.40	$6.10	$1,000.00	$1,018.70	$6.22	1.24%	182	366
Class R5	$1,000.00	$978.70	$4.62	$1,000.00	$1,020.19	$4.72	0.94%	182	366
Class Y	$1,000.00	$979.60	$4.13	$1,000.00	$1,020.69	$4.22	0.84%	182	366

43

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Small Cap Core Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$972.80	$6.47	$1,000.00	$1,018.30	$6.62	1.32%	182	366
Class B	$1,000.00	$969.40	$10.14	$1,000.00	$1,014.57	$10.37	2.07%	182	366
Class C	$1,000.00	$969.00	$10.13	$1,000.00	$1,014.57	$10.37	2.07%	182	366
Class I	$1,000.00	$973.70	$4.96	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class R3	$1,000.00	$971.40	$7.45	$1,000.00	$1,017.31	$7.62	1.52%	182	366
Class R4	$1,000.00	$973.20	$5.99	$1,000.00	$1,018.80	$6.12	1.22%	182	366
Class R5	$1,000.00	$974.80	$4.52	$1,000.00	$1,020.29	$4.62	0.92%	182	366
Class Y	$1,000.00	$975.50	$4.27	$1,000.00	$1,020.54	$4.37	0.87%	182	366

The Hartford Small Cap Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$951.30	$6.11	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class B	$1,000.00	$947.20	$10.07	$1,000.00	$1,014.52	$10.42	2.08%	182	366
Class C	$1,000.00	$948.10	$9.40	$1,000.00	$1,015.22	$9.72	1.94%	182	366
Class I	$1,000.00	$952.40	$4.81	$1,000.00	$1,019.94	$4.97	0.99%	182	366
Class R3	$1,000.00	$949.90	$7.27	$1,000.00	$1,017.40	$7.52	1.50%	182	366
Class R4	$1,000.00	$951.60	$5.73	$1,000.00	$1,019.00	$5.92	1.18%	182	366
Class R5	$1,000.00	$953.00	$4.27	$1,000.00	$1,020.49	$4.42	0.88%	182	366
Class R6	$1,000.00	$953.20	$3.79	$1,000.00	$1,020.99	$3.92	0.78%	182	366
Class Y	$1,000.00	$953.70	$3.79	$1,000.00	$1,020.99	$3.92	0.78%	182	366

44

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$908.60	$6.69	$1,000.00	$1,017.85	$7.07	1.41%	182	366
Class B	$1,000.00	$905.40	$10.23	$1,000.00	$1,014.12	$10.82	2.16%	182	366
Class C	$1,000.00	$905.30	$10.04	$1,000.00	$1,014.32	$10.62	2.12%	182	366
Class I	$1,000.00	$909.80	$5.51	$1,000.00	$1,019.10	$5.82	1.16%	182	366
Class R3	$1,000.00	$908.00	$7.40	$1,000.00	$1,017.11	$7.82	1.56%	182	366
Class R4	$1,000.00	$909.40	$5.98	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class R5	$1,000.00	$910.80	$4.56	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class R6	$1,000.00	$911.20	$4.18	$1,000.00	$1,020.49	$4.42	0.88%	182	366
Class Y	$1,000.00	$911.20	$4.18	$1,000.00	$1,020.49	$4.42	0.88%	182	366

The Hartford Value Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,002.20	$6.22	$1,000.00	$1,018.65	$6.27	1.25%	182	366
Class B	$1,000.00	$997.80	$10.43	$1,000.00	$1,014.42	$10.52	2.10%	182	366
Class C	$1,000.00	$998.50	$9.74	$1,000.00	$1,015.12	$9.82	1.96%	182	366
Class I	$1,000.00	$1,003.50	$4.63	$1,000.00	$1,020.24	$4.67	0.93%	182	366
Class R3	$1,000.00	$1,000.70	$7.66	$1,000.00	$1,017.21	$7.72	1.54%	182	366
Class R4	$1,000.00	$1,002.20	$6.02	$1,000.00	$1,018.85	$6.07	1.21%	182	366
Class R5	$1,000.00	$1,003.90	$4.53	$1,000.00	$1,020.34	$4.57	0.91%	182	366
Class Y	$1,000.00	$1,004.30	$3.99	$1,000.00	$1,020.89	$4.02	0.80%	182	366

45

The Hartford Capital Appreciation Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3%
	Automobiles & Components - 1.8%
1,039,642	Delphi Automotive plc	$76,548,841
220,135	Fiat Chrysler Automobiles N.V.	1,772,235
2,710,718	Ford Motor Co.	36,757,336
1,533,287	Goodyear Tire & Rubber Co.	44,419,324
337,000	Magna International, Inc.	14,154,698

		173,652,434

	Banks - 5.5%
1,388,769	Bank of America Corp.	20,220,477
719,043	Citigroup, Inc.	33,277,310
746,315	ICICI Bank Ltd.	2,638,724
4,018,900	Itau Unibanco Holding S.A. ADR	38,300,117
3,446,283	JP Morgan Chase & Co.	217,805,086
117,334	M&T Bank Corp.	13,882,959
7,044,200	Mizuho Financial Group, Inc.	10,558,631
980,262	PNC Financial Services Group, Inc.	86,047,398
8,863,900	Sberbank of Russia PJSC ADR	71,266,890
632,999	Wells Fargo & Co.	31,637,290

		525,634,882

	Capital Goods - 5.2%
160,960	3M Co.	26,941,485
1,893,489	AerCap Holdings N.V.*	75,758,495
255,724	Airbus Group SE	15,987,243
162,954	Builders FirstSource, Inc.*	1,807,160
92,665	Danaher Corp.	8,965,339
488,954	Eaton Corp. plc	30,936,119
98,021	Fastenal Co.	4,586,403
156,561	Fortune Brands Home & Security, Inc.	8,675,045
164,841	Generac Holdings, Inc.*	6,283,739
806,800	HF Global, Inc.*(1)(2)(3)	11,214,520
491,947	Honeywell International, Inc.	56,214,784
101,006	Lockheed Martin Corp.	23,471,774
98,609	Middleby Corp.*	10,811,491
1,066,617	Owens Corning	49,139,045
388,941	Raytheon Co.	49,142,695
890,800	Sanwa Holdings Corp.	6,911,643
45,890	Sulzer AG	4,189,081
157,599	TransDigm Group, Inc.*	35,912,084
444,485	United Technologies Corp.	46,390,899
121,475	Wabco Holdings, Inc.*	13,624,636
103,147	WESCO International, Inc.*	6,064,012
211,562	Zumtobel Group AG	2,753,365

		495,781,057

	Commercial & Professional Services - 0.5%
73,697	Clean Harbors, Inc.*	3,640,632
107,420	Equifax, Inc.	12,917,255
47,355	FTI Consulting, Inc.*	1,908,406
4,595	Klarna Holding AB(1)(2)(3)	495,861
31,969	Stericycle, Inc.*	3,054,958
329,063	Waste Connections, Inc.	22,139,359

		44,156,471

	Consumer Durables & Apparel - 2.3%
41,098,000	Global Brands Group Holding Ltd.*	4,859,063
222,532	Harman International Industries, Inc.	17,081,556
168,612	Kate Spade & Co.*	4,338,387
793,173	Lennar Corp. Class A	35,938,668
164,733	Luxottica Group S.p.A.	8,989,417
40,683	Newell Brands, Inc.	1,852,704
1,454,082	NIKE, Inc. Class B	85,703,593

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Consumer Durables & Apparel - 2.3% - (continued)
2,595,001	PulteGroup, Inc.	$47,722,068
104,337	Ralph Lauren Corp.	9,725,252
953,700	Samsonite International S.A.	3,067,149

		219,277,857

	Consumer Services - 2.0%
121,232	Aramark	4,062,484
9,030	Chipotle Mexican Grill, Inc.*	3,801,359
452,525	Hilton Worldwide Holdings, Inc.	9,978,176
497,407	Las Vegas Sands Corp.	22,457,926
380,515	LifeLock, Inc.*	4,429,195
215,304	McDonald’s Corp.	27,233,803
110,060	Norwegian Cruise Line Holdings Ltd.*	5,380,833
44,806	Panera Bread Co. Class A*	9,610,439
371,113	Planet Fitness, Inc. Class A*	5,700,296
1,186,800	Sands China Ltd.	4,228,208
1,326,244	Wyndham Worldwide Corp.	94,097,012

		190,979,731

	Diversified Financials - 4.4%
529,404	American Express Co.	34,638,904
274,823	Banca Generali S.p.A.	8,177,927
160,524	BlackRock, Inc.	57,199,517
79,204	Intercontinental Exchange, Inc.	19,011,336
423,500	Japan Exchange Group, Inc.	6,307,289
4,598,294	LendingClub Corp. PIPE*	36,326,523
42,591	MarketAxess Holdings, Inc.	5,228,471
1,631,467	Markit, Ltd.*	56,921,884
84,848	MSCI, Inc.	6,443,357
2,142,843	OneMain Holdings, Inc.*	68,185,264
402,707	Raymond James Financial, Inc.	21,009,224
583,917	S&P Global, Inc.	62,391,531
323,921	Santander Consumer USA Holdings, Inc.*	4,266,040
2,873,575	Silver Run Acquisition Corp.*	29,655,294
459,450	WisdomTree Investments, Inc.	5,003,411

		420,765,972

	Energy - 4.0%
389,972	Anadarko Petroleum Corp.	20,574,923
315,505	Baker Hughes, Inc.	15,257,822
429,218	Cabot Oil & Gas Corp.	10,043,701
398,319	Canadian Natural Resources Ltd.	11,957,536
276,430	Chevron Corp.	28,245,617
2,058,409	Cobalt International Energy, Inc.*	6,648,661
150,632	Continental Resources, Inc.*	5,612,548
171,730	Diamondback Energy, Inc.*	14,868,383
62,405	Energen Corp.	2,651,589
391,968	Golar LNG Ltd.	6,498,829
433,552	Halliburton Co.	17,910,033
127,449	Helmerich & Payne, Inc.	8,426,928
82,900	Hess Corp.	4,942,498
268,376	HollyFrontier Corp.	9,554,186
854,447	Imperial Oil Ltd.	28,179,662
802,967	Karoon Gas Australia Ltd.*	881,324
647,016	Marathon Oil Corp.	9,116,456
88,114	National Oilwell Varco, Inc.	3,175,629
389,551	Occidental Petroleum Corp.	29,859,084
1,281,670	Petroleo Brasileiro S.A. ADR*	9,881,676
266,740	Pioneer Natural Resources Co.	44,305,514
377,058	QEP Resources, Inc.	6,760,650
3,698,572	Rosneft OAO GDR	20,194,203

The accompanying notes are an integral part of these financial statements.

46

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Energy - 4.0% - (continued)
692,622	Southwestern Energy Co.*	$9,301,914
1,314,914	Suncor Energy, Inc.	38,619,024
348,207	Total S.A.	17,598,659
731,830	Trican Well Service Ltd.*	1,020,724

		382,087,773

	Food & Staples Retailing - 1.1%
28,568	Ain Holdings, Inc.	1,387,776
341,990	Costco Wholesale Corp.	50,658,979
290,030	Seven & I Holdings Co., Ltd.	11,833,925
1,389,490	Whole Foods Market, Inc.	40,406,369

		104,287,049

	Food, Beverage & Tobacco - 4.7%
24,027	Anheuser-Busch InBev N.V.	2,980,642
815,570	British American Tobacco plc	49,727,012
686,212	Coca-Cola Co.	30,742,298
952,949	ConAgra Foods, Inc.	42,463,407
1,683,088	Greencore Group plc	8,881,971
1,004,299	Molson Coors Brewing Co. Class B	96,041,113
2,037,248	Mondelez International, Inc. Class A	87,520,174
219,094	Monster Beverage Corp.*	31,597,737
482,489	Nomad Foods Ltd.*	3,927,460
308,161	PepsiCo, Inc.	31,728,257
789,269	Post Holdings, Inc.*	56,701,085

		442,311,156

	Health Care Equipment & Services - 6.2%
827,300	Acadia Healthcare Co., Inc.*	52,277,087
10,900	athenahealth, Inc.*	1,452,970
461,005	Becton Dickinson and Co.	74,341,666
3,608,315	Boston Scientific Corp.*	79,094,265
361,463	Cardinal Health, Inc.	28,360,387
511,645	CareView Communications, Inc.*	122,795
123,427	Cerner Corp.*	6,929,192
2,188,577	Community Health Systems, Inc.*	41,758,049
229,378	DENTSPLY SIRONA, Inc.	13,670,929
144,982	DexCom, Inc.*	9,333,941
66,907	Edwards Lifesciences Corp.*	7,106,193
425,918	Envision Healthcare Holdings, Inc.*	9,638,524
86,003	Essilor International S.A.	11,133,602
1,578,467	HCA Holdings, Inc.*	127,256,010
271,616	Hologic, Inc.*	9,123,581
8,504	Intuitive Surgical, Inc.*	5,326,565
510,895	Invuity, Inc.*	3,474,086
160,200	McKesson Corp.	26,884,764
69,160	MEDNAX, Inc.*	4,930,416
418,843	Medtronic plc	33,151,424
1,188,962	Senseonics Holdings, Inc.*	4,090,029
30,463	Stryker Corp.	3,320,772
254,854	UnitedHealth Group, Inc.	33,559,175

		586,336,422

	Household & Personal Products - 1.4%
212,492	Beiersdorf AG	19,080,789
832,552	Colgate-Palmolive Co.	59,044,588
477,294	Coty, Inc. Class A	14,509,737
363,492	Estee Lauder Cos., Inc. Class A	34,847,978
61,778	Reckitt Benckiser Group plc	6,018,348

		133,501,440

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Insurance - 5.5%
1,156,054	American International Group, Inc.	$64,530,934
360,589	Arthur J Gallagher & Co.	16,601,518
4,515,000	China Life Insurance Co., Ltd. Class H	10,400,556
1,562,237	Chubb Ltd.	184,125,253
10,461	Fairfax Financial Holdings Ltd.	5,606,936
12,807	Markel Corp.*	11,514,902
597,040	Marsh & McLennan Cos., Inc.	37,703,076
1,231,472	MetLife, Inc.	55,539,387
488,537	Principal Financial Group, Inc.	20,850,759
1,037,300	Prudential Financial, Inc.	80,535,972
333,950	Tokio Marine Holdings, Inc.	10,927,669
209,103	Torchmark Corp.	12,104,973
330,697	Unum Group	11,313,144

		521,755,079

	Materials - 5.6%
1,076,638	Anglo American plc	12,042,485
97,246	Bemis Co., Inc.	4,879,804
4,452,462	BHP Billiton plc	60,840,657
780,428	BRAAS Monier Building Group S.A.	21,679,449
118,719	Cabot Corp.	5,792,300
228,780	Celanese Corp. Series A	16,174,746
462,397	Constellium N.V. Class A*	2,695,775
1,394,100	Dow Chemical Co.	73,343,601
87,770	Franco-Nevada Corp.	6,162,857
85,350	Goldcorp, Inc.	1,719,802
451,414	Huntsman Corp.	7,105,256
65,328	International Paper Co.	2,826,743
26,603,829	Ivanhoe Mines Ltd. Class A*	22,051,472
306,357	LafargeHolcim Ltd.*	15,555,421
1,907,472	Louisiana-Pacific Corp.*	32,427,024
1,406,298	Methanex Corp.	49,181,438
584,000	Monsanto Co.	54,709,120
194,290	Norbord, Inc.	3,872,793
487,457	Platform Specialty Products Corp.*	5,020,807
280,734	Praxair, Inc.	32,975,016
306,499	Reliance Steel & Aluminum Co.	22,671,731
815,086	Wacker Chemie AG	78,314,208

		532,042,505

	Media - 1.7%
100,906	DISH Network Corp. Class A*	4,973,657
5,494,221	Sky plc	75,523,735
2,569,500	Twenty-First Century Fox, Inc. Class A	77,753,070
25,200	Weinstein Co. LLC*(1)(2)(3)	—

		158,250,462

	Pharmaceuticals, Biotechnology & Life Sciences - 12.0%
330,730	Alder Biopharmaceuticals, Inc.*	8,780,881
295,113	Alkermes plc*	11,730,742
557,698	Allergan plc*	120,775,079
21,849	Alnylam Pharmaceuticals, Inc.*	1,464,757
30,897	Biogen, Inc.*	8,496,366
4,685,164	Bristol-Myers Squibb Co.	338,175,137
169,459	Cepheid*	4,836,360
108,680	Eisai Co., Ltd.	6,727,255
82,352	Endo International plc*	2,223,504
33,419	Five Prime Therapeutics, Inc.*	1,590,410
1,235,048	Hikma Pharmaceuticals plc	39,818,736
16,123	Illumina, Inc.*	2,176,444
207,478	Incyte Corp.*	14,994,435
554,940	Johnson & Johnson	62,197,675

The accompanying notes are an integral part of these financial statements.

47

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.0% - (continued)
4,747,358	Merck & Co., Inc.	$260,345,113
32,009	Mettler-Toledo International, Inc.*	11,457,622
741,459	Mylan N.V.*	30,926,255
569,575	Novavax, Inc.*	2,984,573
234,504	Ono Pharmaceutical Co., Ltd.	10,566,251
418,509	Portola Pharmaceuticals, Inc.*	9,943,774
267,184	Regeneron Pharmaceuticals, Inc.*	100,650,885
178,398	TESARO, Inc.*	7,392,813
171,600	Teva Pharmaceutical Industries Ltd. ADR	9,343,620
3,788,778	TherapeuticsMD, Inc.*	31,257,418
754,800	Zoetis, Inc.	35,498,244

		1,134,354,349

	Real Estate - 0.9%
287,160	American Tower Corp. REIT	30,117,341
33,426	AvalonBay Communities, Inc. REIT	5,909,383
460,135	Columbia Property Trust, Inc. REIT	10,261,011
2,655	Daito Trust Construction Co., Ltd.	375,503
661,411	Host Hotels & Resorts, Inc. REIT	10,463,522
25,225	Relo Holdings, Inc. REIT	3,225,383
377,008	STORE Capital Corp. REIT	9,677,795
277,177	Vonovia SE	9,343,121
153,417	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)	7,700,344

		87,073,403

	Retailing - 3.7%
159,439	Advance Auto Parts, Inc.	24,888,428
55,131	Amazon.com, Inc.*	36,363,856
220,491	CarMax, Inc.*	11,674,999
239,344	Expedia, Inc.	27,708,855
679,651	Hennes & Mauritz AB Class B*	24,202,605
211,381	Home Depot, Inc.	28,301,802
12,011	Honest Co.*(1)(2)(3)	540,735
10,615	JAND, Inc. Class A*(1)(2)(3)	115,597
125,049	L Brands, Inc.	9,790,086
302,566	Lowe’s Cos., Inc.	23,001,067
7,639	Priceline Group, Inc.*	10,264,219
86,815	Restoration Hardware Holdings, Inc.*	3,756,485
545,467	Signet Jewelers Ltd.	59,215,898
481,892	TJX Cos., Inc.	36,537,051
770,636	Tory Burch LLC*(1)(2)(3)	42,153,767
250,151	TripAdvisor, Inc.*	16,157,253

		354,672,703

	Semiconductors & Semiconductor Equipment - 4.7%
280,700	Broadcom Ltd.	40,912,025
265,226	Cypress Semiconductor Corp.	2,394,991
204,449	First Solar, Inc.*	11,416,432
3,899,974	Intel Corp.	118,091,213
78,478	Lam Research Corp.	5,995,719
1,268,405	Mellanox Technologies Ltd.*	54,858,516
1,200,170	NXP Semiconductors N.V.*	102,350,498
110,410	Qorvo, Inc.*	4,971,762
143,262	Silicon Motion Technology Corp. ADR	5,522,750
97,673	Skyworks Solutions, Inc.	6,526,510
1,092,245	Sumco Corp.	6,916,798
103,755	SunEdison Semiconductor Ltd.*	596,591
3,783,199	SunPower Corp.*	76,193,628
125,319	Synaptics, Inc.*	8,966,574

		445,714,007

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Software & Services - 13.6%
313,845	Accenture plc Class A	$35,439,377
2,107,420	Activision Blizzard, Inc.	72,642,767
981,513	Adobe Systems, Inc.*	92,478,155
242,827	Akamai Technologies, Inc.*	12,381,749
1,073,117	Alibaba Group Holding Ltd. ADR*	82,565,622
63,062	Alliance Data Systems Corp.*	12,821,135
27,344	Alphabet, Inc. Class A*	19,356,271
219,666	Alphabet, Inc. Class C*	152,230,735
45,893	Apigee Corp.*	445,162
715,133	Autodesk, Inc.*	42,779,256
254,679	Automatic Data Processing, Inc.	22,523,811
179,503	Blackhawk Network Holdings, Inc.*	5,767,431
2,832,227	Cadence Design Systems, Inc.*	65,679,344
50,709	CoStar Group, Inc.*	10,005,393
393,438	Envestnet, Inc.*	12,346,085
1,212,317	Facebook, Inc. Class A*	142,544,233
520,406	Genpact Ltd.*	14,514,123
1,603,375	Global Payments, Inc.	115,731,608
505,573	Gogo, Inc.*	5,354,018
256,200	IBM Corp.	37,389,828
1,794,979	Microsoft Corp.	89,515,603
1,577,798	Mobileye N.V.*	60,192,994
283,404	Nintendo Co., Ltd.	38,373,171
1,253	Pandora Media, Inc.*	12,442
825,149	Quotient Technology, Inc.*	9,588,231
153,566	Salesforce.com, Inc.*	11,640,303
579,419	ServiceNow, Inc.*	41,416,870
151,459	SS&C Technologies Holdings, Inc.	9,261,718
157,475	VeriSign, Inc.*	13,605,840
82,875	Visa, Inc. Class A	6,401,265
354,584	Workday, Inc. Class A*	26,586,708
93,957	Yandex N.V. Class A*	1,691,226
504,258	Zillow Group, Inc. Class A*	12,616,535
403,372	Zillow Group, Inc. Class C*	9,697,063

		1,285,596,072

	Technology Hardware & Equipment - 2.2%
228,294	Amphenol Corp. Class A	12,745,654
448,174	ARRIS International plc*	10,204,922
2,089,109	Cisco Systems, Inc.	57,429,607
1,263,773	Motorola Solutions, Inc.	95,023,092
113,991	Parkervision, Inc.*	341,973
1,141,862	Pure Storage, Inc. Class A*	16,614,092
8,279	Samsung Electronics Co., Ltd.	9,022,708
146,539	Western Digital Corp.	5,988,316

		207,370,364

	Telecommunication Services - 0.7%
180,866	NTT DoCoMo, Inc.	4,337,886
206,165	T-Mobile US, Inc.*	8,098,161
627,455	Verizon Communications, Inc.	31,962,558
9,427,772	Zegona Communications plc*(1)(2)	18,114,648

		62,513,253

	Transportation - 4.4%
142,204	Alaska Air Group, Inc.	10,015,428
1,705,800	American Airlines Group, Inc.	59,174,202
219,200	Avis Budget Group, Inc.*	5,501,920
437,100	Canadian National Railway Co.	26,915,076
799,895	CSX Corp.	21,813,137
540,867	FedEx Corp.	89,302,550

The accompanying notes are an integral part of these financial statements.

48

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Transportation - 4.4% - (continued)
218,260	Genesee & Wyoming, Inc. Class A*	$14,210,909
135,996	J.B. Hunt Transport Services, Inc.	11,271,349
103,819	Kansas City Southern	9,836,850
68,016	Macquarie Infrastructure Corp.	4,787,646
94,859	Scorpio Bulkers, Inc.*	365,207
262,052	Southwest Airlines Co.	11,690,140
2,277,127	Swift Transportation Co.*	37,845,851
605,765	Union Pacific Corp.	52,840,881
85,856	United Continental Holdings, Inc.*	3,933,063
459,929	United Parcel Service, Inc. Class B	48,324,740
353,173	XPO Logistics, Inc.*	10,644,634

		418,473,583

	Utilities - 2.2%
1,028,325	Avangrid, Inc.	41,235,833
365,530	Calpine Corp.*	5,768,063
51,634,000	China Longyuan Power Group Corp. Ltd. Class H	35,722,881
473,378	Dominion Resources, Inc.	33,832,326
123,490	Eversource Energy	6,969,776
458,661	Exelon Corp.	16,094,415
253,560	NextEra Energy, Inc.	29,813,585
375,199	OGE Energy Corp.	11,102,138
120,186	Pattern Energy Group, Inc.	2,523,906
330,251	PG&E Corp.	19,220,608
579,611	RWE AG*	8,684,074

		210,967,605

	Total Common Stocks (cost $8,871,343,562)	$9,137,555,629

CORPORATE BONDS - 0.0%
	Internet - 0.0%
$157,087	DraftKings, Inc. 5.00%, 12/23/2016 (1)(2)(3)	157,087

	Total Corporate Bonds (cost $157,087)	157,087

PREFERRED STOCKS - 2.9%
	Capital Goods - 0.0%
372,334	Lithium Technology Corp.*(1)(2)(3)	1,727,630

	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.*(1)(2)(3)	734,988

	Consumer Services - 0.1%
10,074	Airbnb, Inc. Series E*(1)(2)(3)	1,101,189
244,180	DraftKings, Inc.*(1)(2)(3)	495,685
952,691	DraftKings, Inc. Series D*(1)(2)(3)	2,981,923
1,939,742	DraftKings, Inc. Series D-1*(1)(2)(3)	7,855,955

		12,434,752

	Diversified Financials - 0.2%
1,161,507	Social Finance, Inc.*(1)(2)(3)	16,491,855

	Health Care Equipment & Services - 0.1%
95,683	Moderna Therapeutics, Inc. Series E*(1)(2)(3)	5,310,693

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 2.9% - (continued)
	Materials - 0.0%
33,739	Rubicon Minerals Corp.(1)(2)(3)	$577,241

	Real Estate - 0.7%
245,862	Redfin Corp. Series G*(1)(2)(3)	786,758
762,484	WeWork Companies, Inc. Class D-1*(1)(2)(3)	38,270,788
599,094	WeWork Companies, Inc. Class D-2*(1)(2)(3)	30,069,876

		69,127,422

	Retailing - 0.2%
44,867	Forward Ventures, Inc.*(1)(2)(3)	1,641,683
278,194	Honest Co.*(1)(2)(3)	12,524,294
23,702	JAND, Inc. Series D*(1)(2)(3)	258,115

		14,424,092

	Software & Services - 1.4%
143,626	Birst, Inc. Series F*(1)(2)(3)	593,175
25,867	Cloudera, Inc.*(1)(2)(3)	430,427
18,389	Dropbox, Inc. Series C*(1)(2)(3)	309,855
566,622	Essence Group Holdings Corp.*(1)(2)(3)	940,593
52,337	ForeScout Technologies, Inc.*(1)(2)(3)	558,975
12,426	General Assembly Space, Inc.*(1)(2)(3)	548,220
77,707	Lookout, Inc. Series F*(1)(2)(3)	608,446
95,031	MarkLogic Corp. Series F*(1)(2)(3)	993,074
118,110	Nutanix, Inc.*(1)(2)(3)	1,892,122
2,286,050	Pinterest, Inc. Series G*(1)(2)(3)	13,899,184
47,064	Sharecare*(1)(2)(3)	10,583,894
99,405	Trade Desk, Inc. Series C*(1)(2)(3)	518,608
2,000,820	Uber Technologies, Inc.*(1)(2)(3)	97,584,449
58,205	Veracode, Inc.*(1)(2)(3)	1,255,482
306,876	Zuora, Inc. Series F*(1)(2)(3)	1,147,716

		131,864,220

	Technology Hardware & Equipment - 0.2%
5,362,869	Rethink Robotics, Inc.*(1)(2)(3)	19,681,729

	Telecommunication Services - 0.0%
1,923	DocuSign, Inc. Series B*(1)(2)(3)	33,402
576	DocuSign, Inc. Series B-1*(1)(2)(3)	10,005
1,383	DocuSign, Inc. Series D*(1)(2)(3)	24,023
35,761	DocuSign, Inc. Series E*(1)(2)(3)	621,169
6,398	DocuSign, Inc. Series F*(1)(2)(3)	111,133

		799,732

	Total Preferred Stocks (cost $170,500,575)	$273,174,354

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
28,025	Honest Co. Series C*(1)(2)(3)	$1,261,685

	Total Convertible Preferred Stocks (cost $758,281)	$1,261,685

	Total Long-Term Investments (cost $9,042,759,505)	$9,412,148,755

The accompanying notes are an integral part of these financial statements.

49

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
77,351,727	Fidelity Money Market Class 1	$77,351,727

	Total Short-Term Investments (cost $77,351,727)	77,351,727

Total Investments (cost $9,120,111,232)^	100.0%	$9,489,500,482
Other Assets and Liabilities	0.0%	(2,245,170)

Total Net Assets	100.0%	$9,487,255,312

The accompanying notes are an integral part of these financial statements.

50

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$892,170,077
Unrealized Depreciation	(522,780,827)

Net Unrealized Appreciation	$369,389,250

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
07/2015	10,074	Airbnb, Inc. Series E Preferred	$937,833
03/2015	143,626	Birst, Inc. Series F Preferred	838,905
02/2014	25,867	Cloudera, Inc. Preferred	376,623
02/2014	1,923	DocuSign, Inc. Series B Preferred	25,253
02/2014	576	DocuSign, Inc. Series B-1 Preferred	7,564
02/2014	1,383	DocuSign, Inc. Series D Preferred	18,162
02/2014	35,761	DocuSign, Inc. Series E Preferred	469,628
04/2015	6,398	DocuSign, Inc. Series F Preferred	122,158
12/2015	157,087	DraftKings, Inc.	157,087
12/2014	244,180	DraftKings, Inc. Preferred	439,837
08/2015	952,691	DraftKings, Inc. Series D Preferred	5,131,092
08/2015	1,939,742	DraftKings, Inc. Series D-1 Preferred	14,868,916
01/2014	18,389	Dropbox, Inc. Series C Preferred	351,252
05/2014	566,622	Essence Group Holdings Corp. Preferred	895,999
11/2015	52,337	ForeScout Technologies, Inc. Preferred	621,083
11/2014	44,867	Forward Ventures, Inc. Preferred	1,396,764
07/2015	12,426	General Assembly Space, Inc. Preferred	609,134
06/2015	806,800	HF Global, Inc.	10,846,942
01/2015	12,011	Honest Co.	324,985
08/2015	278,194	Honest Co. Preferred	12,728,766
08/2014	28,025	Honest Co. Series C Convertible Preferred	758,281
04/2015	10,615	JAND, Inc. Class A	121,916
04/2015	23,702	JAND, Inc. Series D Preferred	272,225
08/2015	4,595	Klarna Holding AB	503,982
08/2014	372,334	Lithium Technology Corp. Preferred	1,814,756
07/2014	77,707	Lookout, Inc. Series F Preferred	887,655
04/2015	95,031	MarkLogic Corp. Series F Preferred	1,103,709
12/2014	95,683	Moderna Therapeutics, Inc. Series E Preferred	5,900,771
08/2014	118,110	Nutanix, Inc. Preferred	1,582,261
01/2014	83,332	One Kings Lane, Inc. Preferred	1,284,729
03/2015	2,286,050	Pinterest, Inc. Series G Preferred	16,411,763
12/2014	245,862	Redfin Corp. Series G Preferred	810,779
03/2015	5,362,869	Rethink Robotics, Inc. Preferred	13,365,342
09/2015	33,739	Rubicon Minerals Corp. Preferred	673,447
03/2015	47,064	Sharecare Preferred	11,759,882

The accompanying notes are an integral part of these financial statements.

51

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Period Acquired	Shares/Par	Security	Cost Basis
09/2015	1,161,507	Social Finance, Inc. Preferred	$18,324,283
11/2013	770,636	Tory Burch LLC	60,399,726
02/2016	99,405	Trade Desk, Inc. Series C Preferred	518,608
06/2014	2,000,820	Uber Technologies, Inc. Preferred	31,038,821
08/2014	58,205	Veracode, Inc. Preferred	1,074,808
12/2014	153,417	WeWork Companies, Inc. Class A, REIT	2,554,571
12/2014	762,484	WeWork Companies, Inc. Class D-1 Preferred	12,696,243
12/2014	599,094	WeWork Companies, Inc. Class D-2 Preferred	9,975,610
03/2016	25,200	Weinstein Co. LLC	23,636,380
08/2015	9,427,772	Zegona Communications plc	21,719,497
01/2015	306,876	Zuora, Inc. Series F Preferred	1,165,914

			$291,523,942

At April 30, 2016, the aggregate value of these securities was $354,928,598, which represents 3.7% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $354,928,598, which represents 3.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $336,813,950, which represents 3.6% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	06/15/16	CIB	$112,069,288	$114,446,200	$(2,376,912)
GBP	Sell	06/15/16	WEST	6,127,053	6,296,939	(169,886)
JPY	Buy	06/15/16	BOA	2,976,597	3,136,233	159,636
JPY	Buy	06/15/16	BMO	3,232,903	3,381,211	148,308
JPY	Sell	06/15/16	SSG	6,144,876	6,517,445	(372,569)

Total						$(2,611,423)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BMO	Bank of Montreal
BOA	Banc of America Securities LLC
CIB	Credit Agricole
SSG	State Street Global Markets LLC
WEST	Westpac International

Currency Abbreviations:
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International
PIPE	Private Investment in Public Equity
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

52

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$173,652,434	$171,880,199	$1,772,235	$—
Banks	525,634,882	441,170,637	84,464,245	—
Capital Goods	495,781,057	454,725,205	29,841,332	11,214,520
Commercial & Professional Services	44,156,471	43,660,610	—	495,861
Consumer Durables & Apparel	219,277,857	202,362,228	16,915,629	—
Consumer Services	190,979,731	186,751,523	4,228,208	—
Diversified Financials	420,765,972	406,280,756	14,485,216	—
Energy	382,087,773	363,607,790	18,479,983	—
Food & Staples Retailing	104,287,049	91,065,348	13,221,701	—
Food, Beverage & Tobacco	442,311,156	380,721,531	61,589,625	—
Health Care Equipment & Services	586,336,422	575,202,820	11,133,602	—
Household & Personal Products	133,501,440	108,402,303	25,099,137	—
Insurance	521,755,079	500,426,854	21,328,225	—
Materials	532,042,505	365,289,734	166,752,771	—
Media	158,250,462	82,726,727	75,523,735	—
Pharmaceuticals, Biotechnology & Life Sciences	1,134,354,349	1,077,242,107	57,112,242	—
Real Estate	87,073,403	66,429,052	12,944,007	7,700,344
Retailing	354,672,703	287,659,999	24,202,605	42,810,099
Semiconductors & Semiconductor Equipment	445,714,007	438,797,209	6,916,798	—
Software & Services	1,285,596,072	1,247,222,901	38,373,171	—
Technology Hardware & Equipment	207,370,364	198,347,656	9,022,708	—
Telecommunication Services	62,513,253	40,060,719	4,337,886	18,114,648
Transportation	418,473,583	418,473,583	—	—
Utilities	210,967,605	166,560,650	44,406,955	—
Corporate Bonds	157,087	—	—	157,087
Preferred Stocks	273,174,354	—	—	273,174,354
Convertible Preferred Stocks	1,261,685	—	—	1,261,685
Short-Term Investments	77,351,727	77,351,727	—	—
Foreign Currency Contracts(2)	307,944	—	307,944	—

Total	$9,489,808,426	$8,392,419,868	$742,459,960	$354,928,598

Liabilities
Foreign Currency Contracts(2)	$(2,919,367)	$—	$(2,919,367)	$—

Total	$(2,919,367)	$—	$(2,919,367)	$—

(1)	For the six-month period ended April 30, 2016, investments valued at $2,904,801 were transferred from Level 1 to Level 2, and investments valued at $12,199,683 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

53

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Corporate Bonds	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$57,404,361	$—	$250,285,838	$1,154,055	$308,844,254
Purchases	23,636,380	157,087	1,139,691	—	24,933,158
Sales	—	—	(26,179,936)	—	(26,179,936)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/(depreciation)	(21,197,993)	—	47,928,761	107,630	26,838,398
Transfers into Level 3(1)	20,492,724	—	—	—	20,492,724
Transfers out of Level 3(1)	—	—	—	—	—

Ending balance	$80,335,472	$157,087	$273,174,354	$1,261,685	$354,928,598

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $50,619,010.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

54

Hartford Core Equity Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5%
	Banks - 7.6%
1,987,051	Bank of America Corp.	$28,931,463
535,859	Citigroup, Inc.	24,799,555
756,840	EverBank Financial Corp.	11,413,147
652,462	JP Morgan Chase & Co.	41,235,598
359,640	PNC Financial Services Group, Inc.	31,569,199

		137,948,962

	Capital Goods - 5.5%
346,890	AMETEK, Inc.	16,681,940
250,360	Fortune Brands Home & Security, Inc.	13,872,448
283,661	Honeywell International, Inc.	32,413,942
218,781	Illinois Tool Works, Inc.	22,866,990
86,860	Snap-on, Inc.	13,835,061

		99,670,381

	Commercial & Professional Services - 3.5%
226,653	Equifax, Inc.	27,255,023
344,021	Nielsen Holdings plc	17,937,255
225,815	Verisk Analytics, Inc. Class A*	17,518,728

		62,711,006

	Consumer Durables & Apparel - 1.5%
438,831	VF Corp.	27,668,294

	Consumer Services - 2.3%
533,560	Aramark	17,879,596
416,892	Starbucks Corp.	23,441,837

		41,321,433

	Diversified Financials - 1.6%
167,913	S&P Global, Inc.	17,941,504
379,936	Synchrony Financial*	11,614,644

		29,556,148

	Energy - 3.0%
308,510	Baker Hughes, Inc.	14,919,544
148,525	Concho Resources, Inc.*	17,254,149
266,283	EOG Resources, Inc.	22,000,301

		54,173,994

	Food & Staples Retailing - 5.3%
249,422	Costco Wholesale Corp.	36,946,881
336,782	CVS Health Corp.	33,846,591
709,576	Kroger Co.	25,111,894

		95,905,366

	Food, Beverage & Tobacco - 6.2%
598,504	Altria Group, Inc.	37,532,186
186,310	Molson Coors Brewing Co. Class B	17,816,825
854,939	Mondelez International, Inc. Class A	36,728,180
134,152	Monster Beverage Corp.*	19,347,401

		111,424,592

	Health Care Equipment & Services - 8.1%
124,665	Aetna, Inc.	13,996,139
395,405	Cerner Corp.*	22,198,037
421,963	Envision Healthcare Holdings, Inc.*	9,549,023
199,075	HCA Holdings, Inc.*	16,049,426
163,055	McKesson Corp.	27,363,890
336,027	Medtronic plc	26,596,537
240,838	UnitedHealth Group, Inc.	31,713,548

		147,466,600

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Household & Personal Products - 3.4%
388,698	Colgate-Palmolive Co.	$27,566,462
352,478	Estee Lauder Cos., Inc. Class A	33,792,066

		61,358,528

	Insurance - 3.9%
287,788	Chubb Ltd.	33,918,694
288,739	Marsh & McLennan Cos., Inc.	18,233,868
579,581	XL Group plc	18,969,686

		71,122,248

	Materials - 3.8%
431,161	Crown Holdings, Inc.*	22,834,287
164,651	Ecolab, Inc.	18,931,572
94,223	Sherwin-Williams Co.	27,071,210

		68,837,069

	Media - 1.8%
548,118	Comcast Corp. Class A	33,303,650

	Pharmaceuticals, Biotechnology & Life Sciences - 6.4%
117,715	Allergan plc*	25,492,360
495,400	Bristol-Myers Squibb Co.	35,757,972
304,140	Eli Lilly & Co.	22,971,694
577,146	Merck & Co., Inc.	31,650,687

		115,872,713

	Retailing - 7.2%
35,606	AutoZone, Inc.*	27,246,779
306,707	Dollar Tree, Inc.*	24,447,615
428,792	Lowe’s Cos., Inc.	32,596,768
154,540	Signet Jewelers Ltd.	16,776,862
386,435	TJX Cos., Inc.	29,299,502

		130,367,526

	Software & Services - 15.7%
245,054	Accenture plc Class A	27,671,498
165,110	Adobe Systems, Inc.*	15,556,664
55,640	Alliance Data Systems Corp.*	11,312,168
54,566	Alphabet, Inc. Class A*	38,626,180
15,267	Alphabet, Inc. Class C*	10,580,184
328,540	Automatic Data Processing, Inc.	29,056,077
245,162	Cognizant Technology Solutions Corp. Class A*	14,310,106
95,046	Facebook, Inc. Class A*	11,175,509
179,227	Fiserv, Inc.*	17,514,062
438,208	Genpact Ltd.*	12,221,621
127,954	Intuit, Inc.	12,909,279
232,929	Jack Henry & Associates, Inc.	18,874,237
239,710	Mastercard, Inc. Class A	23,249,473
822,502	Microsoft Corp.	41,018,175

		284,075,233

	Technology Hardware & Equipment - 1.8%
351,605	Apple, Inc.	32,959,453

	Transportation - 1.1%
117,716	FedEx Corp.	19,436,089

The accompanying notes are an integral part of these financial statements.

55

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.5% - (continued)
	Utilities - 4.8%
480,984	American Electric Power Co., Inc.	$30,542,484
287,541	NextEra Energy, Inc.	33,809,071
306,749	Pinnacle West Capital Corp.	22,285,315

		86,636,870

	Total Common Stocks (cost $1,660,383,296)	$1,711,816,155

	Total Long-Term Investments (cost $1,660,383,296)	$1,711,816,155

SHORT-TERM INVESTMENTS - 3.7%
	Other Investment Pools & Funds - 3.7%
66,784,485	Fidelity Money Market Class 1	$66,784,485

	Total Short-Term Investments (cost $66,784,485)	$66,784,485

Total Investments (cost $1,727,167,781)^	98.2%	$1,778,600,640
Other Assets and Liabilities	1.8%	32,095,233

Total Net Assets	100.0%	$1,810,695,873

The accompanying notes are an integral part of these financial statements.

56

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$87,658,781
Unrealized Depreciation	(36,225,922)

Net Unrealized Appreciation	$51,432,859

*	Non-income producing.

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	393	06/17/2016	$40,770,174	$40,461,315	$(308,859)

Total futures contracts					$(308,859)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Index Abbreviations:
S&P	Standard & Poors

The accompanying notes are an integral part of these financial statements.

57

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$137,948,962	$137,948,962	$—	$—
Capital Goods	99,670,381	99,670,381	—	—
Commercial & Professional Services	62,711,006	62,711,006	—	—
Consumer Durables & Apparel	27,668,294	27,668,294	—	—
Consumer Services	41,321,433	41,321,433	—	—
Diversified Financials	29,556,148	29,556,148	—	—
Energy	54,173,994	54,173,994	—	—
Food & Staples Retailing	95,905,366	95,905,366	—	—
Food, Beverage & Tobacco	111,424,592	111,424,592	—	—
Health Care Equipment & Services	147,466,600	147,466,600	—	—
Household & Personal Products	61,358,528	61,358,528	—	—
Insurance	71,122,248	71,122,248	—	—
Materials	68,837,069	68,837,069	—	—
Media	33,303,650	33,303,650	—	—
Pharmaceuticals, Biotechnology & Life Sciences	115,872,713	115,872,713	—	—
Retailing	130,367,526	130,367,526	—	—
Software & Services	284,075,233	284,075,233	—	—
Technology Hardware & Equipment	32,959,453	32,959,453	—	—
Transportation	19,436,089	19,436,089	—	—
Utilities	86,636,870	86,636,870	—	—
Short-Term Investments	66,784,485	66,784,485	—	—

Total	$1,778,600,640	$1,778,600,640	$—	$—

Liabilities
Futures Contracts(2)	$(308,859)	$(308,859)	$—	$—

Total	$(308,859)	$(308,859)	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

58

The Hartford Dividend and Growth Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3%
	Automobiles & Components - 1.3%
7,287,990	Ford Motor Co.	$98,825,144

	Banks - 10.7%
7,713,105	Bank of America Corp.	112,302,809
1,049,240	Bank of Nova Scotia	55,032,638
3,050,510	JP Morgan Chase & Co.	192,792,232
1,430,221	PNC Financial Services Group, Inc.	125,544,799
747,425	US Bancorp	31,907,573
6,035,480	Wells Fargo & Co.	301,653,291

		819,233,342

	Capital Goods - 4.9%
711,545	Caterpillar, Inc.	55,301,277
1,125,160	Eaton Corp. plc	71,188,873
746,940	General Electric Co.	22,968,405
838,632	Honeywell International, Inc.	95,830,479
177,799	Illinois Tool Works, Inc.	18,583,552
250,180	Lockheed Martin Corp.	58,136,828
134,179	Raytheon Co.	16,953,517
365,351	United Technologies Corp.	38,131,684

		377,094,615

	Commercial & Professional Services - 0.9%
1,400,150	Nielsen Holdings plc	73,003,821

	Consumer Services - 0.8%
2,882,459	Hilton Worldwide Holdings, Inc.	63,558,221

	Diversified Financials - 4.4%
768,713	American Express Co.	50,296,892
307,460	BlackRock, Inc.	109,557,222
275,920	Goldman Sachs Group, Inc.	45,281,231
978,040	Invesco Ltd.	30,329,020
844,130	Northern Trust Corp.	60,000,761
1,323,720	Synchrony Financial*	40,466,120

		335,931,246

	Energy - 9.5%
1,001,240	Anadarko Petroleum Corp.	52,825,422
1,744,330	Chevron Corp.	178,235,640
732,020	EOG Resources, Inc.	60,479,492
1,647,628	Exxon Mobil Corp.	145,650,315
1,713,880	Hess Corp.	102,181,526
1,588,990	Imperial Oil Ltd.	52,404,890
857,598	Marathon Petroleum Corp.	33,514,930
392,231	Schlumberger Ltd.	31,511,839
1,479,004	Total S.A. ADR	75,059,453

		731,863,507

	Food & Staples Retailing - 2.8%
308,390	Costco Wholesale Corp.	45,681,811
1,427,490	CVS Health Corp.	143,462,745
355,577	Walgreens Boots Alliance, Inc.	28,190,144

		217,334,700

	Food, Beverage & Tobacco - 4.1%
2,004,410	Coca-Cola Co.	89,797,568
1,512,210	Mondelez International, Inc. Class A	64,964,542
734,630	PepsiCo, Inc.	75,637,505
839,995	Philip Morris International, Inc.	82,420,309

		312,819,924

	Health Care Equipment & Services - 4.7%
1,178,320	Baxter International, Inc.	52,105,310
1,042,990	Cardinal Health, Inc.	81,832,996

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Health Care Equipment & Services - 4.7% - (continued)
1,713,160	Medtronic plc	$135,596,614
685,926	UnitedHealth Group, Inc.	90,322,736

		359,857,656

	Household & Personal Products - 0.8%
838,670	Colgate-Palmolive Co.	59,478,476

	Insurance - 6.9%
1,428,333	Chubb Ltd.	168,343,327
1,421,310	Marsh & McLennan Cos., Inc.	89,755,727
1,131,735	MetLife, Inc.	51,041,249
2,079,915	Principal Financial Group, Inc.	88,770,772
1,677,130	Prudential Financial, Inc.	130,212,373

		528,123,448

	Materials - 3.0%
99,000	Agrium, Inc.	8,525,880
417,110	Ball Corp.	29,773,312
836,530	BHP Billiton plc ADR	23,063,132
943,760	Celanese Corp. Series A	66,723,832
1,672,040	International Paper Co.	72,349,171
226,559	Praxair, Inc.	26,611,620

		227,046,947

	Media - 3.5%
3,502,292	Comcast Corp. Class A	212,799,262
1,822,186	Twenty-First Century Fox, Inc. Class A	55,139,348

		267,938,610

	Pharmaceuticals, Biotechnology & Life Sciences - 11.4%
3,774,280	AstraZeneca plc ADR	109,303,149
2,218,280	Bristol-Myers Squibb Co.	160,115,450
900,883	Eli Lilly & Co.	68,043,693
1,375,557	Johnson & Johnson	154,172,429
4,883,708	Merck & Co., Inc.	267,822,547
3,486,733	Pfizer, Inc.	114,051,036

		873,508,304

	Real Estate - 0.3%
207,690	American Tower Corp. REIT	21,782,527

	Retailing - 1.1%
284,090	Expedia, Inc.	32,889,099
705,940	Lowe’s Cos., Inc.	53,665,559

		86,554,658

	Semiconductors & Semiconductor Equipment - 2.5%
5,155,760	Intel Corp.	156,116,413
568,790	Texas Instruments, Inc.	32,443,781

		188,560,194

	Software & Services - 6.7%
962,825	Accenture plc Class A	108,722,199
238,957	Alphabet, Inc. Class A*	169,152,881
4,739,572	Microsoft Corp.	236,362,456

		514,237,536

	Technology Hardware & Equipment - 4.0%
969,515	Apple, Inc.	90,882,336
679,210	Avnet, Inc.	27,929,115
3,852,965	Cisco Systems, Inc.	105,918,008
703,820	Motorola Solutions, Inc.	52,920,226
782,890	Western Digital Corp.	31,992,800

		309,642,485

The accompanying notes are an integral part of these financial statements.

59

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Telecommunication Services - 2.7%
4,147,830	Verizon Communications, Inc.	$211,290,460

	Transportation - 4.6%
426,076	Canadian National Railway Co.	26,229,238
3,022,251	CSX Corp.	82,416,785
1,309,060	Delta Air Lines, Inc.	54,548,530
342,070	FedEx Corp.	56,479,178
1,259,113	United Parcel Service, Inc. Class B	132,295,003

		351,968,734

	Utilities - 4.7%
1,238,615	Dominion Resources, Inc.	88,523,814
1,194,750	Edison International	84,480,772
1,862,175	Exelon Corp.	65,343,721
1,050,105	NextEra Energy, Inc.	123,471,346

		361,819,653

	Total Common Stocks (cost $5,696,326,144)	$7,391,474,208

	Total Long-Term Investments (cost $5,696,326,144)	$7,391,474,208

SHORT-TERM INVESTMENTS - 3.5%
	Other Investment Pools & Funds - 3.5%
268,194,600	BlackRock Liquidity Funds TempFund Portfolio	$268,194,600

	Total Short-Term Investments (cost $268,194,600)	$268,194,600

Total Investments (cost $5,964,520,744)^	99.8%	$7,659,668,808
Other Assets and Liabilities	0.2%	15,790,636

Total Net Assets	100.0%	$7,675,459,444

The accompanying notes are an integral part of these financial statements.

60

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$1,818,273,561
Unrealized Depreciation	(123,125,497)

Net Unrealized Appreciation	$1,695,148,064

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

61

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$98,825,144	$98,825,144	$—	$—
Banks	819,233,342	819,233,342	—	—
Capital Goods	377,094,615	377,094,615	—	—
Commercial & Professional Services	73,003,821	73,003,821	—	—
Consumer Services	63,558,221	63,558,221	—	—
Diversified Financials	335,931,246	335,931,246	—	—
Energy	731,863,507	731,863,507	—	—
Food & Staples Retailing	217,334,700	217,334,700	—	—
Food, Beverage & Tobacco	312,819,924	312,819,924	—	—
Health Care Equipment & Services	359,857,656	359,857,656	—	—
Household & Personal Products	59,478,476	59,478,476	—	—
Insurance	528,123,448	528,123,448	—	—
Materials	227,046,947	227,046,947	—	—
Media	267,938,610	267,938,610	—	—
Pharmaceuticals, Biotechnology & Life Sciences	873,508,304	873,508,304	—	—
Real Estate	21,782,527	21,782,527	—	—
Retailing	86,554,658	86,554,658	—	—
Semiconductors & Semiconductor Equipment	188,560,194	188,560,194	—	—
Software & Services	514,237,536	514,237,536	—	—
Technology Hardware & Equipment	309,642,485	309,642,485	—	—
Telecommunication Services	211,290,460	211,290,460	—	—
Transportation	351,968,734	351,968,734	—	—
Utilities	361,819,653	361,819,653	—	—
Short-Term Investments	268,194,600	268,194,600	—	—

Total	$7,659,668,808	$7,659,668,808	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

62

The Hartford Equity Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5%
	Banks - 12.6%
974,130	BB&T Corp.	$34,464,719
1,808,320	JP Morgan Chase & Co.	114,285,824
487,805	M&T Bank Corp.	57,717,088
953,495	PNC Financial Services Group, Inc.	83,697,791
931,040	US Bancorp	39,746,098
2,465,450	Wells Fargo & Co.	123,223,191

		453,134,711

	Capital Goods - 10.8%
302,445	3M Co.	50,623,244
317,490	Caterpillar, Inc.	24,675,323
1,110,585	Eaton Corp. plc	70,266,713
2,932,120	General Electric Co.	90,162,690
401,850	Honeywell International, Inc.	45,919,399
365,300	Raytheon Co.	46,155,655
591,530	United Technologies Corp.	61,737,986

		389,541,010

	Commercial & Professional Services - 0.7%
406,410	Waste Management, Inc.	23,892,844

	Consumer Durables & Apparel - 0.0%
23,700	VF Corp.	1,494,285

	Consumer Services - 1.1%
324,100	McDonald’s Corp.	40,995,409

	Diversified Financials - 2.8%
117,020	Ameriprise Financial, Inc.	11,222,218
188,835	BlackRock, Inc.	67,287,576
789,620	Invesco Ltd.	24,486,116

		102,995,910

	Energy - 13.5%
1,510,800	Canadian Natural Resources Ltd.	45,354,216
957,250	Chevron Corp.	97,811,805
864,520	Enbridge, Inc.	35,912,161
1,014,880	Exxon Mobil Corp.	89,715,392
770,955	Occidental Petroleum Corp.	59,093,701
499,080	Phillips 66	40,979,459
2,695,290	Suncor Energy, Inc.	79,160,667
957,620	TransCanada Corp.	39,319,031

		487,346,432

	Food & Staples Retailing - 0.6%
320,200	Wal-Mart Stores, Inc.	21,411,774

	Food, Beverage & Tobacco - 6.1%
900,687	British American Tobacco plc	54,916,773
257,040	Diageo plc ADR	27,845,143
815,405	Kraft Heinz Co.	63,658,668
443,300	PepsiCo, Inc.	45,642,168
297,455	Philip Morris International, Inc.	29,186,285

		221,249,037

	Household & Personal Products - 0.6%
251,465	Procter & Gamble Co.	20,147,376

	Insurance - 7.2%
648,900	Chubb Ltd.	76,479,354
1,566,950	Marsh & McLennan Cos., Inc.	98,952,893
1,049,420	MetLife, Inc.	47,328,842
844,400	Principal Financial Group, Inc.	36,038,992

		258,800,081

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.5% - (continued)
	Materials - 2.0%
666,870	Dow Chemical Co.	$35,084,031
310,595	Nucor Corp.	15,461,419
314,930	Packaging Corp. of America	20,432,658

		70,978,108

	Media - 0.9%
795,915	Thomson Reuters Corp.	32,735,984

	Pharmaceuticals, Biotechnology & Life Sciences - 13.2%
151,700	Amgen, Inc.	24,014,110
1,061,840	AstraZeneca plc ADR	30,750,886
544,110	Bristol-Myers Squibb Co.	39,273,860
1,050,850	Johnson & Johnson	117,779,268
1,890,215	Merck & Co., Inc.	103,659,391
425,909	Novartis AG	32,412,615
2,765,446	Pfizer, Inc.	90,457,739
151,008	Roche Holding AG	38,206,409

		476,554,278

	Retailing - 2.6%
693,820	Home Depot, Inc.	92,895,560

	Semiconductors & Semiconductor Equipment - 4.3%
554,700	Analog Devices, Inc.	31,240,704
2,420,140	Intel Corp.	73,281,839
867,736	Maxim Integrated Products, Inc.	30,995,530
348,730	Texas Instruments, Inc.	19,891,559

		155,409,632

	Software & Services - 3.5%
2,515,175	Microsoft Corp.	125,431,777

	Technology Hardware & Equipment - 2.6%
3,434,850	Cisco Systems, Inc.	94,424,027

	Telecommunication Services - 3.3%
1,079,340	BCE, Inc.	50,616,375
1,346,374	Verizon Communications, Inc.	68,584,291

		119,200,666

	Transportation - 1.6%
475,860	Union Pacific Corp.	41,509,268
170,160	United Parcel Service, Inc. Class B	17,878,711

		59,387,979

	Utilities - 8.5%
729,910	Dominion Resources, Inc.	52,166,668
281,430	Duke Energy Corp.	22,171,055
749,740	Eversource Energy	42,315,325
2,129,751	National Grid plc	30,388,585
329,240	NextEra Energy, Inc.	38,712,039
306,400	Sempra Energy	31,666,440
1,004,090	UGI Corp.	40,404,582
1,236,640	Xcel Energy, Inc.	49,502,699

		307,327,393

	Total Common Stocks (cost $2,936,795,849)	$3,555,354,273

	Total Long-Term Investments (cost $2,936,795,849)	$3,555,354,273

The accompanying notes are an integral part of these financial statements.

63

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
28,766,640	Federated Prime Obligations Fund	$28,766,640

	Total Short-Term Investments (cost $28,766,640)	$28,766,640

Total Investments (cost $2,965,562,489)^	99.3%	$3,584,120,913
Other Assets and Liabilities	0.7%	23,593,729

Total Net Assets	100.0%	$3,607,714,642

The accompanying notes are an integral part of these financial statements.

64

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$667,308,902
Unrealized Depreciation	(48,750,478)

Net Unrealized Appreciation	$618,558,424

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

65

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$453,134,711	$453,134,711	$—	$—
Capital Goods	389,541,010	389,541,010	—	—
Commercial & Professional Services	23,892,844	23,892,844	—	—
Consumer Durables & Apparel	1,494,285	1,494,285	—	—
Consumer Services	40,995,409	40,995,409	—	—
Diversified Financials	102,995,910	102,995,910	—	—
Energy	487,346,432	487,346,432	—	—
Food & Staples Retailing	21,411,774	21,411,774	—	—
Food, Beverage & Tobacco	221,249,037	166,332,264	54,916,773	—
Household & Personal Products	20,147,376	20,147,376	—	—
Insurance	258,800,081	258,800,081	—	—
Materials	70,978,108	70,978,108	—	—
Media	32,735,984	32,735,984	—	—
Pharmaceuticals, Biotechnology & Life Sciences	476,554,278	405,935,254	70,619,024	—
Retailing	92,895,560	92,895,560	—	—
Semiconductors & Semiconductor Equipment	155,409,632	155,409,632	—	—
Software & Services	125,431,777	125,431,777	—	—
Technology Hardware & Equipment	94,424,027	94,424,027	—	—
Telecommunication Services	119,200,666	119,200,666	—	—
Transportation	59,387,979	59,387,979	—	—
Utilities	307,327,393	276,938,808	30,388,585	—
Short-Term Investments	28,766,640	28,766,640	—	—

Total	$3,584,120,913	$3,428,196,531	$155,924,382	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Growth Opportunities Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.0%
	Banks - 1.8%
2,801,048	Bank of America Corp.	$40,783,259
652,057	JP Morgan Chase & Co.	41,210,002

		81,993,261

	Capital Goods - 6.6%
1,216,512	AerCap Holdings N.V.*	48,672,645
604,669	Danaher Corp.	58,501,726
1,100,653	Fastenal Co.	51,499,554
915,309	Fortune Brands Home & Security, Inc.	50,717,272
812,177	Middleby Corp.*	89,047,086

		298,438,283

	Commercial & Professional Services - 0.8%
63,425	Klarna Holding AB(1)(2)(3)	6,844,398
334,189	Stericycle, Inc.*	31,935,101

		38,779,499

	Consumer Durables & Apparel - 2.6%
694,429	Harman International Industries, Inc.	53,304,370
19,516,860	Samsonite International S.A.	62,767,235

		116,071,605

	Consumer Services - 3.6%
1,959,171	Diamond Resorts International, Inc.*	41,554,017
345,580	Panera Bread Co. Class A*	74,123,454
689,882	Wyndham Worldwide Corp.	48,947,128

		164,624,599

	Diversified Financials - 2.5%
1,928,514	Double Eagle Acquisition Corp.*	19,198,357
1,053,541	Invesco Ltd.	32,670,307
565,712	S&P Global, Inc.	60,446,327

		112,314,991

	Energy - 3.1%
285,109	Concho Resources, Inc.*	33,121,113
367,653	Diamondback Energy, Inc.*	31,831,397
1,105,553	Newfield Exploration Co.*	40,076,296
226,152	Pioneer Natural Resources Co.	37,563,847

		142,592,653

	Food, Beverage & Tobacco - 2.7%
234,991	Molson Coors Brewing Co. Class B	22,472,190
523,437	Monster Beverage Corp.*	75,490,084
2,885,894	Nomad Foods Ltd.*	23,491,177

		121,453,451

	Health Care Equipment & Services - 8.4%
469,452	athenahealth, Inc.*	62,577,952
273,343	Becton Dickinson and Co.	44,079,292
715,861	Cerner Corp.*	40,188,437
1,039,048	DexCom, Inc.*	66,893,910
1,989,458	Hologic, Inc.*	66,825,894
67,394	Intuitive Surgical, Inc.*	42,212,906
455,384	UnitedHealth Group, Inc.	59,964,965

		382,743,356

	Insurance - 1.0%
852,488	American International Group, Inc.	47,585,880

	Materials - 1.2%
5,119,503	Platform Specialty Products Corp.*	52,730,881

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 10.7%
168,597	Allergan plc*	$36,511,366
2,543,543	Bristol-Myers Squibb Co.	183,592,934
635,444	Eisai Co., Ltd.	39,333,768
233,769	Incyte Corp.*	16,894,486
813,828	Merck & Co., Inc.	44,630,328
1,205,401	Mylan N.V.*	50,277,276
1,024,300	Ono Pharmaceutical Co., Ltd.	46,152,777
182,292	Regeneron Pharmaceuticals, Inc.*	68,671,219

		486,064,154

	Real Estate - 2.7%
619,746	American Tower Corp. REIT	64,998,960
162,362	Equinix, Inc. REIT	53,636,287
81,341	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)	4,082,688

		122,717,935

	Retailing - 12.1%
186,726	Advance Auto Parts, Inc.	29,147,929
305,925	Amazon.com, Inc.*	201,785,071
497,380	Expedia, Inc.	57,581,682
116,585	Honest Co.*(1)(2)(3)	5,248,657
123,196	JAND, Inc. Class A*(1)(2)(3)	1,341,604
762,798	Lowe’s Cos., Inc.	57,987,904
535,034	Netflix, Inc.*	48,169,111
93,765	Priceline Group, Inc.*	125,988,280
418,006	Tory Burch LLC*(1)(2)(3)	22,864,919

		550,115,157

	Software & Services - 29.0%
667,031	Akamai Technologies, Inc.*	34,011,911
880,738	Alibaba Group Holding Ltd. ADR*	67,763,982
127,714	Alphabet, Inc. Class A*	90,406,186
221,987	Alphabet, Inc. Class C*	153,839,211
357,125	CoStar Group, Inc.*	70,464,334
1,548,578	Facebook, Inc. Class A*	182,081,801
183,653	FleetCor Technologies, Inc.*	28,407,446
856,146	Global Payments, Inc.	61,796,618
1,485,983	GoDaddy, Inc. Class A*	45,129,304
2,043,079	Mobileye N.V.*	77,943,464
613,808	Salesforce.com, Inc.*	46,526,646
1,336,857	ServiceNow, Inc.*	95,558,538
1,309,471	Splunk, Inc.*	68,066,303
1,204,957	SS&C Technologies Holdings, Inc.	73,683,121
2,880,900	Tencent Holdings Ltd.	58,621,451
1,564,973	Workday, Inc. Class A*	117,341,675
426,308	Zillow Group, Inc. Class A*	10,666,226
1,515,775	Zillow Group, Inc. Class C*	36,439,231

		1,318,747,448

	Technology Hardware & Equipment - 1.0%
513,709	Arista Networks, Inc.*	34,223,293
728,898	Pure Storage, Inc. Class A*	10,605,466

		44,828,759

	Transportation - 2.2%
339,337	FedEx Corp.	56,027,932
456,971	Kansas City Southern	43,298,002

		99,325,934

	Total Common Stocks (cost $3,884,126,359)	$4,181,127,846

The accompanying notes are an integral part of these financial statements.

67

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
CORPORATE BONDS - 0.1%
	Internet - 0.1%
$2,665,674	DraftKings, Inc. 5.00%, 12/23/2016(1)(2)(3)	$2,665,674

	Total Corporate Bonds (cost $2,665,674)	$2,665,674

PREFERRED STOCKS - 7.3%
	Capital Goods - 0.4%
4,106,956	Lithium Technology Corp.*(1)(2)(3)	$19,056,276

	Consumer Durables & Apparel - 0.2%
923,832	One Kings Lane, Inc.*(1)(2)(3)	8,148,198

	Consumer Services - 0.1%
2,428,921	DraftKings, Inc.*(1)(2)(3)	4,930,710

	Materials - 0.2%
470,535	Rubicon Minerals Corp.(1)(2)(3)	8,050,383

	Real Estate - 1.0%
2,437,006	Redfin Corp. Series G*(1)(2)(3)	7,798,419
404,267	WeWork Companies, Inc. Class D-1*(1)(2)(3)	20,291,071
317,638	WeWork Companies, Inc. Class D-2*(1)(2)(3)	15,942,966

		44,032,456

	Retailing - 0.4%
443,446	Forward Ventures, Inc.*(1)(2)(3)	16,225,689
275,096	JAND, Inc. Series D*(1)(2)(3)	2,995,796

		19,221,485

	Software & Services - 4.8%
1,526,069	Birst, Inc. Series F*(1)(2)(3)	6,302,665
387,642	Cloudera, Inc.*(1)(2)(3)	6,450,363
5,668,755	Essence Group Holdings Corp.*(1)(2)(3)	9,410,133
879,475	ForeScout Technologies, Inc.*(1)(2)(3)	9,393,057
169,309	General Assembly Space, Inc.*(1)(2)(3)	7,469,712
743,470	Lookout, Inc. Series F*(1)(2)(3)	5,821,370
1,078,374	MarkLogic Corp. Series F*(1)(2)(3)	11,269,008
610,175	Nutanix, Inc.*(1)(2)(3)	9,775,004
1,410,890	Pinterest, Inc. Series G*(1)(2)(3)	8,578,211
1,757,989	Trade Desk, Inc. Series C*(1)(2)(3)	9,171,648
2,311,920	Uber Technologies, Inc.*(1)(2)(3)	112,757,489
566,228	Veracode, Inc.*(1)(2)(3)	12,213,538
3,194,823	Zuora, Inc. Series F*(1)(2)(3)	11,948,638

		220,560,836

	Telecommunication Services - 0.2%
19,187	DocuSign, Inc. Series B*(1)(2)(3)	333,278
5,747	DocuSign, Inc. Series B-1*(1)(2)(3)	99,825
13,788	DocuSign, Inc. Series D*(1)(2)(3)	239,498
356,583	DocuSign, Inc. Series E*(1)(2)(3)	6,193,847
74,347	DocuSign, Inc. Series F*(1)(2)(3)	1,291,407

		8,157,855

	Total Preferred Stocks (cost $240,868,743)	$332,158,199

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.2%
	Retailing - 0.2%
272,032	Honest Co. Series C*(1)(2)(3)	$12,246,881

	Total Convertible Preferred Stocks (cost $7,360,452)	$12,246,881

	Total Long-Term Investments (cost $4,135,021,228)	4,528,198,600

SHORT-TERM INVESTMENTS - 0.1%
	Other Investment Pools & Funds - 0.1%
2,926,796	Federated Prime Obligations Fund	$2,926,796

	Total Short-Term Investments (cost $2,926,796)	$2,926,796

Total Investments (cost $4,137,948,024)^	99.7%	$4,531,125,396
Other Assets and Liabilities	0.3%	14,487,647

Total Net Assets	100.0%	$4,545,613,043

The accompanying notes are an integral part of these financial statements.

68

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$566,708,521
Unrealized Depreciation	(173,531,149)

Net Unrealized Appreciation	$393,177,372

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $387,453,020, which represents 8.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
03/2015	1,526,069	Birst, Inc. Series F Preferred	$8,913,616
02/2014	387,642	Cloudera, Inc. Preferred	5,644,068
02/2014	19,187	DocuSign, Inc. Series B Preferred	251,971
02/2014	5,747	DocuSign, Inc. Series B-1 Preferred	75,472
02/2014	13,788	DocuSign, Inc. Series D Preferred	181,069
02/2014	356,583	DocuSign, Inc. Series E Preferred	4,682,791
04/2015	74,347	DocuSign, Inc. Series F Preferred	1,419,515
12/2015	2,665,674	DraftKings, Inc.	2,665,674
02/2014	2,428,921	DraftKings, Inc. Preferred	4,375,172
05/2014	5,668,755	Essence Group Holdings Corp. Preferred	8,964,002
11/2015	879,475	ForeScout Technologies, Inc. Preferred	10,436,730
11/2014	443,446	Forward Ventures, Inc. Preferred	13,805,011
07/2015	169,309	General Assembly Space, Inc. Preferred	8,299,680
08/2014	116,585	Honest Co.	3,154,475
08/2014	272,032	Honest Co. Series C Convertible Preferred	7,360,452
04/2015	123,196	JAND, Inc. Class A	1,414,943
04/2015	275,096	JAND, Inc. Series D Preferred	3,159,560
08/2015	63,425	Klarna Holding AB	6,956,488
08/2015	4,106,956	Lithium Technology Corp. Preferred	20,017,303
03/2016	743,470	Lookout, Inc. Series F Preferred	8,492,732
04/2015	1,078,374	MarkLogic Corp. Series F Preferred	12,524,451
08/2014	610,175	Nutanix, Inc. Preferred	8,174,209
01/2014	923,832	One Kings Lane, Inc. Preferred	14,242,718
03/2015	1,410,890	Pinterest, Inc. Series G Preferred	10,128,909
12/2014	2,437,006	Redfin Corp. Series G Preferred	8,036,515
09/2015	470,535	Rubicon Minerals Corp. Preferred	9,392,114
11/2013	418,006	Tory Burch LLC	32,761,838
02/2016	1,757,989	Trade Desk, Inc. Series C Preferred	9,171,648
06/2014	2,311,920	Uber Technologies, Inc. Preferred	35,864,931
08/2014	566,228	Veracode, Inc. Preferred	10,455,910
12/2014	81,341	WeWork Companies, Inc. Class A, REIT	1,354,422
12/2014	404,267	WeWork Companies, Inc. Class D-1 Preferred	6,731,514
12/2014	317,638	WeWork Companies, Inc. Class D-2 Preferred	5,289,041
01/2015	3,194,823	Zuora, Inc. Series F Preferred	12,138,091

			$296,537,035

The accompanying notes are an integral part of these financial statements.

69

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

At April 30, 2016, the aggregate value of these securities was $387,453,020, which represents 8.5% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $387,453,020, which represents 8.5% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

70

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$81,993,261	$81,993,261	$—	$—
Capital Goods	298,438,283	298,438,283	—	—
Commercial & Professional Services	38,779,499	31,935,101	—	6,844,398
Consumer Durables & Apparel	116,071,605	53,304,370	62,767,235	—
Consumer Services	164,624,599	164,624,599	—	—
Diversified Financials	112,314,991	112,314,991	—	—
Energy	142,592,653	142,592,653	—	—
Food, Beverage & Tobacco	121,453,451	121,453,451	—	—
Health Care Equipment & Services	382,743,356	382,743,356	—	—
Insurance	47,585,880	47,585,880	—	—
Materials	52,730,881	52,730,881	—	—
Pharmaceuticals, Biotechnology & Life Sciences	486,064,154	400,577,609	85,486,545	—
Real Estate	122,717,935	118,635,247	—	4,082,688
Retailing	550,115,157	520,659,977	—	29,455,180
Software & Services	1,318,747,448	1,260,125,997	58,621,451	—
Technology Hardware & Equipment	44,828,759	44,828,759	—	—
Transportation	99,325,934	99,325,934	—	—
Corporate Bonds	2,665,674	—	—	2,665,674
Preferred Stocks	332,158,199	—	—	332,158,199
Convertible Preferred Stocks	12,246,881	—	—	12,246,881
Short-Term Investments	2,926,796	2,926,796	—	—

Total	$4,531,125,396	$3,936,797,145	$206,875,231	$387,453,020

(1)	For the six-month period ended April 30, 2016, investments valued at $46,614,682 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Convertible Preferred Stocks	Preferred Stocks	Corporate Bonds	Total
Beginning balance	$37,713,485	$11,202,142	$313,107,396	$—	$362,023,023
Purchases	—	—	46,064,339	2,665,674	48,730,013
Sales	—	—	(36,754,727)	—	(36,754,727)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	2,668,781	1,044,739	9,741,191	—	13,454,711
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—	—

Ending balance	$40,382,266	$12,246,881	$332,158,199	$2,665,674	$387,453,020

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $13,694,643.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

71

The Hartford Healthcare Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7%
	Biotechnology - 20.5%
132,167	Alder Biopharmaceuticals, Inc.*	$3,509,033
628,591	Alkermes plc*	24,986,492
183,400	Alnylam Pharmaceuticals, Inc.*	12,295,136
189,160	Amgen, Inc.	29,944,028
139,441	Anacor Pharmaceuticals, Inc.*	8,748,528
1,971,883	Arena Pharmaceuticals, Inc.*	3,391,639
212,510	Bluebird Bio, Inc.*	9,424,819
504,840	Celgene Corp.*	52,205,505
358,970	Cepheid*	10,245,004
1,075,470	Cytokinetics, Inc.*	8,754,326
363,565	Dicerna Pharmaceuticals, Inc.*	1,679,670
218,331	Galapagos N.V.*	9,926,151
455,568	GlycoMimetics, Inc.*	2,870,079
437,968	Incyte Corp.*	31,651,947
156,015	Innate Pharma S.A.*	2,257,457
437,023	Ironwood Pharmaceuticals, Inc.*	4,566,890
412,310	Loxo Oncology, Inc.*	9,503,746
462,020	Portola Pharmaceuticals, Inc.*	10,977,595
183,600	PTC Therapeutics, Inc.*	1,362,312
99,392	Regeneron Pharmaceuticals, Inc.*	37,441,960
853,990	Rigel Pharmaceuticals, Inc.*	2,416,792
367,770	Syndax Pharmaceuticals, Inc.*	5,034,771
198,490	T2 Biosystems, Inc.*	1,820,153
222,533	TESARO, Inc.*	9,221,768
879,022	Trevena, Inc.*	6,847,581
232,650	Ultragenyx Pharmaceutical, Inc.*	15,731,793

		316,815,175

	Drug Retail - 1.0%
94,450	CVS Health Corp.	9,492,225
80,333	Walgreens Boots Alliance, Inc.	6,368,800

		15,861,025

	Health Care Distributors - 3.8%
310,010	Cardinal Health, Inc.	24,323,384
205,590	McKesson Corp.	34,502,114

		58,825,498

	Health Care Equipment - 23.1%
855,000	Abbott Laboratories	33,259,500
551,260	AtriCure, Inc.*	8,765,034
641,253	Baxter International, Inc.	28,356,208
186,751	Becton Dickinson and Co.	30,115,466
2,163,930	Boston Scientific Corp.*	47,433,346
560,430	ConforMIS, Inc.*	6,943,728
249,220	EndoChoice Holdings, Inc.*	1,375,694
870,075	Globus Medical, Inc. Class A*	21,786,678
95,235	HeartWare International, Inc.*	3,177,040
125,560	Invuity, Inc.*	853,808
782,470	K2M Group Holdings, Inc.*	12,722,962
993,828	Medtronic plc	78,661,486
424,752	St. Jude Medical, Inc.	32,366,102
258,970	Stryker Corp.	28,230,320
91,642	Teleflex, Inc.	14,275,991
62,613	Zimmer Biomet Holdings, Inc.	7,248,707

		355,572,070

	Health Care Facilities - 4.0%
127,610	Acadia Healthcare Co., Inc.*	8,063,676
203,570	Community Health Systems, Inc.*	3,884,116

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Health Care Facilities - 4.0% - (continued)
1,335,577	Georgia Healthcare Group plc*(1)	$3,785,870
349,830	HCA Holdings, Inc.*	28,203,294
72,100	LifePoint Health, Inc.*	4,871,076
793,655	Siloam International Hospitals Tbk PT	508,522
94,470	Universal Health Services, Inc. Class B	12,628,750

		61,945,304

	Health Care Services - 2.2%
552,977	Envision Healthcare Holdings, Inc.*	12,513,870
406,200	Team Health Holdings, Inc.*	16,991,346
386,187	Teladoc, Inc.*	4,692,172

		34,197,388

	Health Care Supplies - 0.9%
104,936	DENTSPLY SIRONA, Inc.	6,254,186
621,560	Endologix, Inc.*	6,967,687

		13,221,873

	Health Care Technology - 2.4%
451,154	Allscripts Healthcare Solutions, Inc.*	6,045,464
80,320	athenahealth, Inc.*	10,706,656
370,823	Cerner Corp.*	20,818,003

		37,570,123

	Internet Software & Services - 0.2%
588,930	Everyday Health, Inc.*	3,415,794

	Life Sciences Tools & Services - 4.3%
323,820	Agilent Technologies, Inc.	13,250,714
102,610	Illumina, Inc.*	13,851,324
135,500	PRA Health Sciences, Inc.*	6,429,475
231,270	Thermo Fisher Scientific, Inc.	33,360,698

		66,892,211

	Managed Health Care - 9.3%
326,340	Aetna, Inc.	36,638,192
1,346,900	Qualicorp S.A.	5,835,229
662,520	UnitedHealth Group, Inc.	87,240,633
156,990	WellCare Health Plans, Inc.*	14,127,530

		143,841,584

	Pharmaceuticals - 26.7%
347,268	Allergan plc*	75,204,358
1,309,240	AstraZeneca plc ADR	37,915,591
1,334,890	Bristol-Myers Squibb Co.	96,352,360
310,500	Daiichi Sankyo Co., Ltd.	7,317,672
188,000	Eisai Co., Ltd.	11,637,136
350,180	Eli Lilly & Co.	26,449,095
260,970	Intersect ENT, Inc.*	5,232,449
84,880	Johnson & Johnson	9,513,350
413,257	Medicines Co.*	14,707,817
593,625	MediWound Ltd.*	4,915,215
385,030	Merck & Co., Inc.	21,115,045
695,120	Mylan N.V.*	28,993,455
729,141	Nabriva Therapeutics AG ADR*	6,197,699
269,100	Ono Pharmaceutical Co., Ltd.	12,125,073
131,828	Revance Therapeutics, Inc.*	2,422,999
713,400	Shionogi & Co., Ltd.	36,413,473
166,097	UCB S.A.	12,458,796
595,921	XenoPort, Inc.*	2,622,052

		411,593,635

The accompanying notes are an integral part of these financial statements.

72

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Research & Consulting Services - 0.3%
132,200	Advisory Board Co.*	$4,182,808

	Total Common Stocks (cost $1,402,307,637)	$1,523,934,488

	Total Long-Term Investments (cost $1,402,307,637)	$1,523,934,488

SHORT-TERM INVESTMENTS - 1.4%
	Other Investment Pools & Funds - 1.4%
20,522,004	Federated Prime Obligations Fund	$20,522,004

	Total Short-Term Investments (cost $20,522,004)	$20,522,004

Total Investments (cost $1,422,829,641)^	100.1%	$1,544,456,492
Other Assets and Liabilities	(0.1)%	(794,276)

Total Net Assets	100.0%	$1,543,662,216

The accompanying notes are an integral part of these financial statements.

73

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$223,012,221
Unrealized Depreciation	(101,385,370)

Net Unrealized Appreciation	$121,626,851

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At April 30, 2016, the aggregate value of this security was $3,785,870, which represents 0.2% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

74

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Biotechnology	$316,815,175	$304,631,567	$12,183,608	$—
Drug Retail	15,861,025	15,861,025	—	—
Health Care Distributors	58,825,498	58,825,498	—	—
Health Care Equipment	355,572,070	355,572,070	—	—
Health Care Facilities	61,945,304	61,945,304	—	—
Health Care Services	34,197,388	34,197,388	—	—
Health Care Supplies	13,221,873	13,221,873	—	—
Health Care Technology	37,570,123	37,570,123	—	—
Internet Software & Services	3,415,794	3,415,794	—	—
Life Sciences Tools & Services	66,892,211	66,892,211	—	—
Managed Health Care	143,841,584	143,841,584	—	—
Pharmaceuticals	411,593,635	331,641,485	79,952,150	—
Research & Consulting Services	4,182,808	4,182,808	—	—
Short-Term Investments	20,522,004	20,522,004	—	—

Total	$1,544,456,492	$1,452,320,734	$92,135,758	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

75

The Hartford MidCap Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Automobiles & Components - 1.3%
1,489,822	Harley-Davidson, Inc.	$71,258,186

	Banks - 4.3%
232,389	Cullen/Frost Bankers, Inc.	14,870,572
489,254	East West Bancorp, Inc.	18,342,133
82,025	First Citizens BancShares, Inc. Class A	20,916,375
990,131	First Republic Bank	69,626,012
993,954	M&T Bank Corp.	117,604,637

		241,359,729

	Capital Goods - 7.7%
2,135,279	Allison Transmission Holdings, Inc.	61,517,388
1,103,592	Fastenal Co.	51,637,070
1,187,478	IDEX Corp.	97,254,448
777,458	Lennox International, Inc.	104,917,957
748,174	MSC Industrial Direct Co., Inc. Class A	57,983,485
930,341	PACCAR, Inc.	54,806,388

		428,116,736

	Commercial & Professional Services - 10.1%
366,217	Cintas Corp.	32,878,962
784,730	Clean Harbors, Inc.*	38,765,662
1,009,168	Equifax, Inc.	121,352,452
611,318	ManpowerGroup, Inc.	47,089,825
2,035,868	Robert Half International, Inc.	77,994,103
2,536,556	TransUnion*	75,969,852
1,615,235	TriNet Group, Inc.*	26,845,206
162,033	UniFirst Corp.	17,561,137
1,866,081	Waste Connections, Inc.	125,549,930

		564,007,129

	Consumer Durables & Apparel - 2.9%
743,694	Harman International Industries, Inc.	57,085,951
60,810	NVR, Inc.*	101,023,045

		158,108,996

	Consumer Services - 1.3%
936,939	Choice Hotels International, Inc.	47,465,330
294,071	Wynn Resorts Ltd.	25,966,469

		73,431,799

	Diversified Financials - 5.5%
486,583	Factset Research Systems, Inc.	73,352,387
646,024	Invesco Ltd.	20,033,204
403,482	Moody’s Corp.	38,621,297
848,876	MSCI, Inc.	64,463,644
806,664	Northern Trust Corp.	57,337,677
1,085,160	SEI Investments Co.	52,174,493

		305,982,702

	Energy - 6.5%
338,616	Cimarex Energy Co.	36,868,510
3,998,739	Cobalt International Energy, Inc.*	12,915,927
537,238	Diamondback Energy, Inc.*	46,514,066
1,123,180	Energen Corp.	47,723,918
1,226,477	Newfield Exploration Co.*	44,459,791
2,219,122	Patterson-UTI Energy, Inc.	43,827,660
250,272	Pioneer Natural Resources Co.	41,570,179
3,148,156	QEP Resources, Inc.	56,446,437
660,782	World Fuel Services Corp.	30,878,343

		361,204,831

	Food & Staples Retailing - 0.6%
405,589	PriceSmart, Inc.	35,099,672

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Health Care Equipment & Services - 6.8%
1,492,909	DENTSPLY SIRONA, Inc.	$88,977,376
2,107,945	IMS Health Holdings, Inc.*	56,155,655
1,505,976	Patterson Cos., Inc.	65,284,059
427,891	STERIS plc	30,239,057
205,068	Teleflex, Inc.	31,945,493
467,435	Universal Health Services, Inc. Class B	62,486,711
539,965	Varian Medical Systems, Inc.*	43,834,359

		378,922,710

	Insurance - 6.9%
120,962	Alleghany Corp.*	63,055,072
135,731	Fairfax Financial Holdings Ltd.	72,749,739
158,221	Markel Corp.*	142,258,083
50,764	White Mountains Insurance Group Ltd.	42,134,120
200,367	Willis Towers Watson plc	25,025,838
701,646	WR Berkley Corp.	39,292,176

		384,515,028

	Materials - 3.1%
814,811	Ball Corp.	58,161,209
640,744	Packaging Corp. of America	41,571,471
127,193	Sherwin-Williams Co.	36,543,821
665,070	Silgan Holdings, Inc.	33,745,652

		170,022,153

	Pharmaceuticals, Biotechnology & Life Sciences - 6.3%
591,096	Agios Pharmaceuticals, Inc.*	28,934,149
1,472,644	Alkermes plc*	58,537,599
348,798	Alnylam Pharmaceuticals, Inc.*	23,383,418
2,838,496	Ironwood Pharmaceuticals, Inc.*	29,662,283
300,582	Jazz Pharmaceuticals plc*	45,297,708
263,385	Mettler-Toledo International, Inc.*	94,278,661
549,446	Waters Corp.*	71,515,891

		351,609,709

	Retailing - 5.7%
798,835	Advance Auto Parts, Inc.	124,698,144
1,580,601	CarMax, Inc.*	83,692,823
605,504	Tiffany & Co.	43,202,710
962,941	TripAdvisor, Inc.*	62,196,359

		313,790,036

	Semiconductors & Semiconductor Equipment - 1.3%
783,327	First Solar, Inc.*	43,740,980
1,415,153	SunPower Corp.*	28,501,181

		72,242,161

	Software & Services - 14.2%
1,550,546	Akamai Technologies, Inc.*	79,062,340
1,277,709	Cadence Design Systems, Inc.*	29,630,072
5,561,976	Genpact Ltd.*	155,123,511
1,346,430	Global Payments, Inc.	97,185,317
1,015,304	Guidewire Software, Inc.*	57,841,869
572,562	ServiceNow, Inc.*	40,926,732
221,771	Total System Services, Inc.	11,341,369
2,276,198	Vantiv, Inc. Class A*	124,143,839
952,540	VeriSign, Inc.*	82,299,456
707,741	WEX, Inc.*	66,874,447
670,069	Zillow Group, Inc. Class A*	16,765,126
1,195,941	Zillow Group, Inc. Class C*	28,750,422

		789,944,500

The accompanying notes are an integral part of these financial statements.

76

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Technology Hardware & Equipment - 6.3%
1,303,196	Amphenol Corp. Class A	$72,757,433
1,573,057	CDW Corp. of Delaware	60,562,694
681,548	FEI Co.	60,671,403
2,855,994	National Instruments Corp.	78,739,755
3,251,133	Trimble Navigation Ltd.*	77,864,635

		350,595,920

	Transportation - 6.3%
755,213	Alaska Air Group, Inc.	53,189,652
109,844	AMERCO	38,665,088
413,085	CH Robinson Worldwide, Inc.	29,316,642
1,133,890	Genesee & Wyoming, Inc. Class A*	73,827,578
905,894	J.B. Hunt Transport Services, Inc.	75,080,495
2,518,989	JetBlue Airways Corp.*	49,850,792
702,833	Spirit Airlines, Inc.*	30,875,454

		350,805,701

	Utilities - 2.4%
344,704	Eversource Energy	19,455,094
2,089,528	UGI Corp.	84,082,607
488,325	WEC Energy Group, Inc.	28,425,398

		131,963,099

	Total Common Stocks (cost $4,600,517,071)	$5,532,980,797

	Total Long-Term Investments (cost $4,600,517,071)	$5,532,980,797

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
11,709,066	BlackRock Liquidity Funds TempFund Portfolio	$11,709,066

	Total Short-Term Investments (cost $11,709,066)	$11,709,066

Total Investments (cost $4,612,226,137)^	99.7%	$5,544,689,863
Other Assets and Liabilities	0.3%	16,238,621

Total Net Assets	100.0%	$5,560,928,484

The accompanying notes are an integral part of these financial statements.

77

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$1,140,346,853
Unrealized Depreciation	(207,883,127)

Net Unrealized Appreciation	$932,463,726

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

78

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$71,258,186	$71,258,186	$—	$—
Banks	241,359,729	241,359,729	—	—
Capital Goods	428,116,736	428,116,736	—	—
Commercial & Professional Services	564,007,129	564,007,129	—	—
Consumer Durables & Apparel	158,108,996	158,108,996	—	—
Consumer Services	73,431,799	73,431,799	—	—
Diversified Financials	305,982,702	305,982,702	—	—
Energy	361,204,831	361,204,831	—	—
Food & Staples Retailing	35,099,672	35,099,672	—	—
Health Care Equipment & Services	378,922,710	378,922,710	—	—
Insurance	384,515,028	384,515,028	—	—
Materials	170,022,153	170,022,153	—	—
Pharmaceuticals, Biotechnology & Life Sciences	351,609,709	351,609,709	—	—
Retailing	313,790,036	313,790,036	—	—
Semiconductors & Semiconductor Equipment	72,242,161	72,242,161	—	—
Software & Services	789,944,500	789,944,500	—	—
Technology Hardware & Equipment	350,595,920	350,595,920	—	—
Transportation	350,805,701	350,805,701	—	—
Utilities	131,963,099	131,963,099	—	—
Short-Term Investments	11,709,066	11,709,066	—	—

Total	$5,544,689,863	$5,544,689,863	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

79

The Hartford MidCap Value Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0%
	Automobiles & Components - 1.0%
142,196	Goodyear Tire & Rubber Co.	$4,119,418

	Banks - 9.6%
193,836	BankUnited, Inc.	6,687,342
40,466	CIT Group, Inc.	1,398,909
221,808	Comerica, Inc.	9,848,275
189,709	EverBank Financial Corp.	2,860,812
54,502	IBERIABANK Corp.	3,215,073
187,666	Provident Financial Services, Inc.	3,749,567
51,340	South State Corp.	3,592,773
356,031	Zions BanCorp.	9,797,973

		41,150,724

	Capital Goods - 8.0%
12,604	Curtiss-Wright Corp.	965,214
151,137	Generac Holdings, Inc.*	5,761,342
83,000	Hubbell, Inc. Class B	8,778,080
112,622	Moog, Inc. Class A*	5,502,711
662,925	Sanwa Holdings Corp.	5,143,580
110,781	Sensata Technologies Holding N.V.*	4,173,120
66,178	WESCO International, Inc.*	3,890,605

		34,214,652

	Consumer Durables & Apparel - 5.4%
116,434	D.R. Horton, Inc.	3,500,006
41,131,435	Global Brands Group Holding Ltd.*	4,863,016
161,720	Lennar Corp. Class A	7,327,533
22,998	Newell Brands, Inc.	1,047,329
240,113	Performance Sports Group Ltd.*	890,819
193,226	PulteGroup, Inc.	3,553,426
264,975	Samsonite International S.A.	852,174
47,567	Toll Brothers, Inc.*	1,298,579

		23,332,882

	Consumer Services - 2.4%
149,142	Bloomin’ Brands, Inc.	2,788,956
150,634	Norwegian Cruise Line Holdings Ltd.*	7,364,496

		10,153,452

	Diversified Financials - 3.7%
160,936	Markit, Ltd.*	5,615,057
92,060	MSCI, Inc.	6,991,036
62,421	Raymond James Financial, Inc.	3,256,504
182,200	Solar Cayman Ltd.*(1)(2)(3)	39,355

		15,901,952

	Energy - 7.9%
488,446	Cobalt International Energy, Inc.*	1,577,680
137,277	Diamondback Energy, Inc.*	11,885,443
99,483	Energen Corp.	4,227,033
32,092	HollyFrontier Corp.	1,142,475
223,871	Newfield Exploration Co.*	8,115,324
378,111	QEP Resources, Inc.	6,779,530
333,700	Trican Well Service Ltd.*	465,430

		34,192,915

	Food, Beverage & Tobacco - 2.6%
73,437	Ingredion, Inc.	8,451,864
40,860	Post Holdings, Inc.*	2,935,383

		11,387,247

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Health Care Equipment & Services - 1.9%
131,757	Brookdale Senior Living, Inc.*	$2,432,234
253,388	Envision Healthcare Holdings, Inc.*	5,734,171

		8,166,405

	Insurance - 8.9%
88,647	Argo Group International Holdings Ltd.	4,872,925
162,445	CNO Financial Group, Inc.	2,984,115
58,772	Hanover Insurance Group, Inc.	5,040,287
110,649	Reinsurance Group of America, Inc.	10,535,998
240,711	Unum Group	8,234,723
198,437	XL Group plc	6,494,843

		38,162,891

	Materials - 8.4%
106,438	Bemis Co., Inc.	5,341,059
137,181	Cabot Corp.	6,693,061
92,670	Celanese Corp. Series A	6,551,769
117,436	KapStone Paper & Packaging Corp.	1,866,058
468,064	Louisiana-Pacific Corp.*	7,957,088
208,211	Methanex Corp.	7,279,057
8,063	Packaging Corp. of America	523,127

		36,211,219

	Media - 2.3%
219,417	Interpublic Group of Cos., Inc.	5,033,426
178,660	Quebecor, Inc. Class B	4,778,696

		9,812,122

	Pharmaceuticals, Biotechnology & Life Sciences - 1.4%
90,941	Almirall S.A.	1,497,078
108,645	Endo International plc*	2,933,415
40,000	Ono Pharmaceutical Co., Ltd.	1,802,315

		6,232,808

	Real Estate - 9.6%
103,868	American Assets Trust, Inc. REIT	4,120,444
123,969	Blackstone Mortgage Trust, Inc. Class A REIT	3,406,668
92,286	Equity LifeStyle Properties, Inc. REIT	6,320,668
56,474	Extra Space Storage, Inc. REIT	4,797,466
174,929	Forest City Realty Trust, Inc. Class A REIT	3,635,025
165,551	LaSalle Hotel Properties REIT	3,956,669
66,368	PS Business Parks, Inc. REIT	6,355,400
33,291	Sovran Self Storage, Inc. REIT	3,536,170
194,996	STORE Capital Corp. REIT	5,005,547

		41,134,057

	Retailing - 1.5%
257,308	DSW, Inc. Class A	6,322,058

	Semiconductors & Semiconductor Equipment - 5.6%
240,559	Microsemi Corp.*	8,128,489
123,253	Qorvo, Inc.*	5,550,083
167,377	Silicon Motion Technology Corp. ADR	6,452,383
58,319	Synaptics, Inc.*	4,172,724

		24,303,679

	Software & Services - 2.7%
203,938	Booz Allen Hamilton Holding Corp.	5,622,571
182,479	Verint Systems, Inc.*	6,175,089

		11,797,660

The accompanying notes are an integral part of these financial statements.

80

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.0% - (continued)
	Technology Hardware & Equipment - 3.9%
60,089	ARRIS International plc*	$1,368,226
170,106	Arrow Electronics, Inc.*	10,563,583
61,098	Harris Corp.	4,888,451

		16,820,260

	Telecommunication Services - 0.9%
66,473	Millicom International Cellular S.A.	3,848,750

	Transportation - 3.8%
96,242	Genesee & Wyoming, Inc. Class A*	6,266,317
366,813	Hertz Global Holdings, Inc.*	3,396,688
118,891	Knight Transportation, Inc.	3,158,934
49,434	Ryder System, Inc.	3,406,991

		16,228,930

	Utilities - 6.5%
95,058	Alliant Energy Corp.	6,703,490
155,982	Great Plains Energy, Inc.	4,871,318
53,240	Portland General Electric Co.	2,114,693
236,843	UGI Corp.	9,530,562
88,951	Westar Energy, Inc.	4,590,761

		27,810,824

	Total Common Stocks (cost $398,874,826)	$421,304,905

	Total Long-Term Investments (cost $398,874,826)	$421,304,905

SHORT-TERM INVESTMENTS - 1.7%
	Other Investment Pools & Funds - 1.7%
7,554,850	Federated Prime Obligations Fund	$7,554,850

	Total Short-Term Investments (cost $7,554,850)	$7,554,850

Total Investments (cost $406,429,676)^	99.7%	$428,859,755
Other Assets and Liabilities	0.3%	1,103,698

Total Net Assets	100.0%	$429,963,453

The accompanying notes are an integral part of these financial statements.

81

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$51,102,865
Unrealized Depreciation	(28,672,787)

Net Unrealized Appreciation	$22,430,078

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At April 30, 2016, the aggregate value of this security was $39,355, which represents 0.0% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of this security was $39,355, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2007	182,200	Solar Cayman Ltd.	$53,400

At April 30, 2016, the aggregate value of this security was $39,355, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

82

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$4,119,418	$4,119,418	$—	$—
Banks	41,150,724	41,150,724	—	—
Capital Goods	34,214,652	29,071,072	5,143,580	—
Consumer Durables & Apparel	23,332,882	17,617,692	5,715,190	—
Consumer Services	10,153,452	10,153,452	—	—
Diversified Financials	15,901,952	15,862,597	—	39,355
Energy	34,192,915	34,192,915	—	—
Food, Beverage & Tobacco	11,387,247	11,387,247	—	—
Health Care Equipment & Services	8,166,405	8,166,405	—	—
Insurance	38,162,891	38,162,891	—	—
Materials	36,211,219	36,211,219	—	—
Media	9,812,122	9,812,122	—	—
Pharmaceuticals, Biotechnology & Life Sciences	6,232,808	2,933,415	3,299,393	—
Real Estate	41,134,057	41,134,057	—	—
Retailing	6,322,058	6,322,058	—	—
Semiconductors & Semiconductor Equipment	24,303,679	24,303,679	—	—
Software & Services	11,797,660	11,797,660	—	—
Technology Hardware & Equipment	16,820,260	16,820,260	—	—
Telecommunication Services	3,848,750	—	3,848,750	—
Transportation	16,228,930	16,228,930	—	—
Utilities	27,810,824	27,810,824	—	—
Short-Term Investments	7,554,850	7,554,850	—	—

Total	$428,859,755	$410,813,487	$18,006,913	$39,355

(1)	For the six-month period ended April 30, 2016, investments valued at $2,601,070 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Total
Beginning balance	$12,754	$12,754
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	26,601	26,601
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	—	—

Ending balance	$39,355	$39,355

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $26,601.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

83

Hartford Small Cap Core Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Automobiles & Components - 1.5%
40,566	Cooper Tire & Rubber Co.	$1,401,150
4,386	Cooper-Standard Holding, Inc.*	338,204
9,592	Tenneco, Inc.*	511,254
6,230	Visteon Corp.	496,344

		2,746,952

	Banks - 7.1%
76,689	Banc of California, Inc.	1,560,621
39,826	Banco Latinoamericano de Comercio Exterior S.A. ADR	1,029,900
10,340	Berkshire Hills Bancorp, Inc.	280,628
41,133	Customers Bancorp, Inc.*	1,068,635
13,300	Fidelity Southern Corp.	214,928
46,093	First BanCorp*	179,763
38,255	First NBC Bank Holding Co.*	831,664
26,133	Flagstar Bancorp, Inc.*	618,568
64,537	Great Western Bancorp, Inc.	2,034,206
22,780	HomeStreet, Inc.*	490,909
5,793	LendingTree, Inc.*	518,300
9,971	MainSource Financial Group, Inc.	217,866
18,917	Opus Bank	683,282
63,733	Popular, Inc.	1,894,145
32,029	Radian Group, Inc.	409,651
34,541	Walker & Dunlop, Inc.*	761,629
16,484	Washington Federal, Inc.	400,396

		13,195,091

	Capital Goods - 6.7%
8,629	American Railcar Industries, Inc.	353,875
13,127	American Woodmark Corp.*	956,171
22,397	Briggs & Stratton Corp.	474,144
40,845	Comfort Systems USA, Inc.	1,204,519
6,600	Douglas Dynamics, Inc.	151,206
14,052	Encore Wire Corp.	537,489
55,172	Energy Recovery, Inc.*	670,892
31,925	General Cable Corp.	499,307
2,800	Hyster-Yale Materials Handling, Inc.	171,500
18,493	Insteel Industries, Inc.	536,112
40,068	Joy Global, Inc.	853,448
10,144	LB Foster Co. Class A	199,634
5,546	Lydall, Inc.*	204,037
30,969	MasTec, Inc.*	701,758
57,049	Meritor, Inc.*	484,916
39,970	MRC Global, Inc.*	558,781
63,515	Taser International, Inc.*	1,159,784
4,200	Timken Co.	149,646
18,629	Trex Co., Inc.*	883,946
9,506	Universal Forest Products, Inc.	728,635
62,556	Wabash National Corp.*	891,423

		12,371,223

	Commercial & Professional Services - 3.9%
68,103	ACCO Brands Corp.*	649,703
3,631	Brink’s Co.	122,873
93,153	Civeo Corp.*	141,593
35,623	Deluxe Corp.	2,236,412
23,189	Ennis, Inc.	453,113
14,826	Essendant, Inc.	456,492
46,062	Herman Miller, Inc.	1,389,690
10,300	Interface, Inc.	175,306
46,869	Quad/Graphics, Inc.	588,206
17,800	R.R. Donnelley & Sons Co.	309,720

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Commercial & Professional Services - 3.9% - (continued)
16,725	RPX Corp.*	$185,313
21,664	Tetra Tech, Inc.	636,922

		7,345,343

	Consumer Durables & Apparel - 2.4%
6,034	CSS Industries, Inc.	168,711
15,179	Ethan Allen Interiors, Inc.	516,693
3,598	Helen of Troy Ltd.*	358,109
20,697	Movado Group, Inc.	583,862
58,829	Smith & Wesson Holding Corp.*	1,284,237
17,033	Sturm Ruger & Co., Inc.	1,090,623
51,702	ZAGG, Inc.*	414,133

		4,416,368

	Consumer Services - 2.0%
19,512	American Public Education, Inc.*	451,898
9,031	Brinker International, Inc.	418,316
19,459	Capella Education Co.	1,076,277
27,027	DeVry Education Group, Inc.	468,919
6,339	International Speedway Corp. Class A	212,293
13,442	Strayer Education, Inc.*	667,261
3,503	Vail Resorts, Inc.	454,129

		3,749,093

	Diversified Financials - 4.2%
281,739	Apollo Investment Corp.	1,639,721
22,061	Arlington Asset Investment Corp. Class A	285,469
30,105	Cash America International, Inc.	1,112,681
32,392	Green Dot Corp. Class A*	720,074
34,238	KCG Holdings, Inc. Class A*	469,061
22,212	Nelnet, Inc. Class A	930,905
254,922	Prospect Capital Corp.	1,906,816
15,304	World Acceptance Corp.*	664,041

		7,728,768

	Energy - 4.2%
39,816	Alon USA Energy, Inc.	418,068
53,502	Archrock, Inc.	526,995
57,287	Atwood Oceanics, Inc.	553,392
55,691	Bill Barrett Corp.*	443,300
24,039	CVR Energy, Inc.	583,667
76,277	DHT Holdings, Inc.	437,830
5,633	Dril-Quip, Inc.*	365,131
7,496	Matrix Service Co.*	141,225
50,293	Nordic American Tankers Ltd.	775,015
3,498	Oceaneering International, Inc.	128,202
25,378	Patterson-UTI Energy, Inc.	501,215
31,422	Pioneer Energy Services Corp.*	97,722
9,545	REX American Resources Corp.*	518,962
27,200	Rowan Cos. plc Class A	511,632
33,340	Ship Finance International Ltd.	505,768
6,710	Superior Energy Services, Inc.	113,131
58,443	TETRA Technologies, Inc.*	420,790
25,586	Western Refining, Inc.	684,681

		7,726,726

	Food & Staples Retailing - 0.2%
2,900	Ingles Markets, Inc. Class A	104,603
13,335	SpartanNash Co.	369,380

		473,983

The accompanying notes are an integral part of these financial statements.

84

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Food, Beverage & Tobacco - 2.5%
14,559	Cal-Maine Foods, Inc.	$739,015
32,135	Dean Foods Co.	553,686
7,350	Fresh Del Monte Produce, Inc.	317,961
24,797	Omega Protein Corp.*	460,976
8,613	Sanderson Farms, Inc.	790,157
31,822	Universal Corp.	1,735,890

		4,597,685

	Health Care Equipment & Services - 6.2%
4,332	ABIOMED, Inc.*	420,810
12,649	Anika Therapeutics, Inc.*	577,553
4,960	Chemed Corp.	643,709
15,318	Computer Programs & Systems, Inc.	786,273
49,068	HMS Holdings Corp.*	828,759
9,940	Magellan Health, Inc.*	700,372
36,592	Masimo Corp.*	1,586,263
19,256	Molina Healthcare, Inc.*	996,691
51,815	OraSure Technologies, Inc.*	372,032
21,573	Owens & Minor, Inc.	785,041
13,098	Providence Service Corp. (The)*	652,804
103,106	Quality Systems, Inc.	1,451,733
39,396	Triple-S Management Corp. Class B*	1,025,872
7,592	WellCare Health Plans, Inc.*	683,204

		11,511,116

	Household & Personal Products - 0.6%
98,067	Avon Products, Inc.	461,896
9,272	Medifast, Inc.	292,346
3,377	Usana Health Sciences, Inc.*	399,972

		1,154,214

	Insurance - 3.3%
50,924	Ambac Financial Group, Inc.*	826,497
13,347	Aspen Insurance Holdings Ltd.	618,634
39,387	Assured Guaranty Ltd.	1,018,942
51,879	CNO Financial Group, Inc.	953,017
5,600	Endurance Specialty Holdings Ltd.	358,288
58,983	Greenlight Capital Re Ltd. Class A*	1,269,904
7,625	Heritage Insurance Holdings, Inc.	101,336
23,500	Maiden Holdings Ltd.	287,405
64,033	MBIA, Inc.*	499,457
3,700	Validus Holdings Ltd.	170,533

		6,104,013

	Materials - 5.0%
2,255	AEP Industries, Inc.	138,976
11,113	Cabot Corp.	542,203
14,102	Carpenter Technology Corp.	499,352
14,155	Chemtura Corp.*	394,217
7,050	Clearwater Paper Corp.*	421,167
30,060	Commercial Metals Co.	538,675
41,210	Domtar Corp.	1,592,354
15,238	Innophos Holdings, Inc.	563,196
7,530	Innospec, Inc.	364,151
9,684	Koppers Holdings, Inc.*	243,359
16,800	Mercer International, Inc.	141,120
15,327	Reliance Steel & Aluminum Co.	1,133,738
37,658	Schnitzer Steel Industries, Inc. Class A	776,508
12,224	Stepan Co.	749,209
12,586	Trinseo S.A.*	538,555
15,648	Worthington Industries, Inc.	590,712

		9,227,492

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Media - 1.0%
20,428	MDC Partners, Inc. Class A	$413,463
90,015	MSG Networks, Inc. Class A*	1,538,356

		1,951,819

	Pharmaceuticals, Biotechnology & Life Sciences - 9.3%
17,606	Acorda Therapeutics, Inc.*	455,115
111,406	BioDelivery Sciences International, Inc.*	376,552
15,216	BioSpecifics Technologies Corp.*	541,081
9,068	Cambrex Corp.*	437,440
69,094	Cytokinetics, Inc.*	562,425
5,093	Eagle Pharmaceuticals, Inc.*	192,821
34,406	Emergent Biosolutions, Inc.*	1,325,319
21,843	Enanta Pharmaceuticals, Inc.*	637,816
34,703	FibroGen, Inc.*	624,654
13,770	Five Prime Therapeutics, Inc.*	655,314
41,526	ImmunoGen, Inc.*	284,453
11,428	INC Research Holdings, Inc. Class A*	550,030
38,378	Innoviva, Inc.	473,585
6,644	Insys Therapeutics, Inc.*	96,272
38,582	Lexicon Pharmaceuticals, Inc.*	532,818
41,320	Luminex Corp.*	830,532
51,257	Myriad Genetics, Inc.*	1,845,252
32,673	PAREXEL International Corp.*	1,996,320
319,733	PDL Biopharma, Inc.	1,205,393
9,000	Pfenex, Inc.*	73,440
19,480	PRA Health Sciences, Inc.*	924,326
26,970	Prestige Brands Holdings, Inc.*	1,531,357
27,333	Supernus Pharmaceuticals, Inc.*	469,034
75,069	ZIOPHARM Oncology, Inc.*	590,042

		17,211,391

	Real Estate - 11.7%
33,386	AG Mortgage Investment Trust, Inc. REIT	447,038
19,315	Altisource Portfolio Solutions S.A. REIT*	604,366
61,188	American Capital Mortgage Investment Corp. REIT	907,418
47,074	Apollo Commercial Real Estate Finance, Inc. REIT	749,889
24,761	ARMOUR Residential, Inc. REIT	526,914
130,426	Brandywine Realty Trust REIT	1,949,869
117,090	Capstead Mortgage Corp. REIT	1,138,115
108,077	CBL & Associates Properties, Inc. REIT	1,262,339
35,701	Chimera Investment Corp. REIT	506,954
12,417	Colony Capital, Inc. Class A, REIT	219,533
5,203	Coresite Realty Corp. REIT	389,861
58,184	CYS Investments, Inc. REIT	471,872
11,500	Franklin Street Properties Corp. REIT	122,130
9,900	Hospitality Properties Trust REIT	253,341
64,683	Invesco Mortgage Capital, Inc. REIT	831,177
20,559	Ladder Capital Corp. REIT	244,858
57,060	Lexington Realty Trust REIT	500,987
85,403	Mack-Cali Realty Corp. REIT	2,182,901
125,351	MFA Financial, Inc. REIT	866,175
67,065	New York Mortgage Trust, Inc. REIT	348,738
75,333	PennyMac Mortgage Investment Trust REIT	1,023,775
18,922	Piedmont Office Realty Trust, Inc. Class A, REIT	376,737
21,415	Ramco-Gershenson Properties Trust REIT	379,260
28,139	Redwood Trust, Inc. REIT	364,681
15,861	Resource Capital Corp. REIT	188,429
88,041	Select Income REIT	2,038,149
155,369	Two Harbors Investment Corp. REIT	1,216,539

The accompanying notes are an integral part of these financial statements.

85

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Real Estate - 11.7% - (continued)
29,307	Western Asset Mortgage Capital Corp. REIT	$292,191
118,431	WP Glimcher, Inc. REIT	1,242,341

		21,646,577

	Retailing - 5.6%
21,291	Abercrombie & Fitch Co. Class A	569,108
85,317	American Eagle Outfitters, Inc.	1,220,886
7,796	Big Lots, Inc.	357,525
8,000	Buckle, Inc.	231,520
18,951	Chico’s FAS, Inc.	238,972
7,200	Children’s Place, Inc.	560,952
1,945	Dillard’s, Inc. Class A	137,025
62,280	Express, Inc.*	1,132,250
66,705	Francescas Holding Corp.*	1,107,303
159,221	JC Penney Co., Inc.*	1,477,571
15,886	Outerwall, Inc.	656,251
14,300	Overstock.com, Inc.*	208,637
10,633	PetMed Express, Inc.	194,584
77,405	Pier 1 Imports, Inc.	533,320
19,823	Select Comfort Corp.*	489,232
56,871	Tile Shop Holdings, Inc.*	1,014,579
9,931	Wayfair, Inc. Class A*	374,895

		10,504,610

	Semiconductors & Semiconductor Equipment - 3.2%
19,647	Advanced Energy Industries, Inc.*	635,580
27,536	MaxLinear, Inc. Class A*	461,228
13,070	MKS Instruments, Inc.	468,690
30,526	NeoPhotonics Corp.*	366,007
106,646	Photronics, Inc.*	1,128,315
5,802	Synaptics, Inc.*	415,133
61,631	Teradyne, Inc.	1,165,442
45,368	Tessera Technologies, Inc.	1,302,969

		5,943,364

	Software & Services - 8.5%
10,010	Aspen Technology, Inc.*	380,680
14,500	Convergys Corp.	384,250
30,652	CSG Systems International, Inc.	1,360,336
1,463	DST Systems, Inc.	176,555
123,203	EarthLink Holdings Corp.	715,809
12,112	Ellie Mae, Inc.*	1,012,563
12,805	Gigamon, Inc.*	417,315
6,105	j2 Global, Inc.	387,790
5,539	LogMeIn, Inc.*	330,678
14,732	Luxoft Holding, Inc.*	851,657
25,343	Manhattan Associates, Inc.*	1,534,265
51,707	Mentor Graphics Corp.	1,032,072
2,809	MicroStrategy, Inc. Class A*	503,710
39,917	Net 1 UEPS Technologies, Inc.*	475,811
22,795	NeuStar, Inc. Class A*	535,455
21,432	Pegasystems, Inc.	565,590
23,516	Rackspace Hosting, Inc.*	537,811
39,636	Rovi Corp.*	698,386
27,490	Sykes Enterprises, Inc.*	801,334
38,478	Take-Two Interactive Software, Inc.*	1,315,178
29,914	Web.com Group, Inc.*	597,981
44,934	Wix.com Ltd.*	1,110,768

		15,725,994

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Technology Hardware & Equipment - 5.2%
6,496	Benchmark Electronics, Inc.*	$126,152
59,540	Brocade Communications Systems, Inc.	572,179
19,699	Cray, Inc.*	746,001
163,134	Extreme Networks, Inc.*	572,600
18,849	Insight Enterprises, Inc.*	465,759
26,307	Ixia*	266,227
28,710	NETGEAR, Inc.*	1,217,304
46,877	QLogic Corp.*	613,620
58,998	Sanmina Corp.*	1,395,303
12,603	SYNNEX Corp.	1,040,630
16,103	Tech Data Corp.*	1,106,115
32,635	Ubiquiti Networks, Inc.*	1,162,459
38,296	Vishay Intertechnology, Inc.	465,679

		9,750,028

	Telecommunication Services - 1.6%
6,103	Atlantic Tele-Network, Inc.	438,867
47,576	Inteliquent, Inc.	789,286
32,801	Telephone & Data Systems, Inc.	969,925
155,643	Vonage Holdings Corp.*	726,853

		2,924,931

	Transportation - 1.6%
3,809	Allegiant Travel Co.	611,611
41,460	Hawaiian Holdings, Inc.*	1,744,222
16,652	Saia, Inc.*	481,576
5,900	Werner Enterprises, Inc.	149,506

		2,986,915

	Utilities - 1.9%
26,622	Atlantic Power Corp.	70,814
8,476	El Paso Electric Co.	382,268
19,500	Great Plains Energy, Inc.	608,985
33,924	ONE Gas, Inc.	1,983,536
15,844	PNM Resources, Inc.	501,938

		3,547,541

	Total Common Stocks (cost $182,139,761)	$184,541,237

	Total Long-Term Investments (cost $182,139,761)	$184,541,237

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
703,647	BlackRock Liquidity Funds TempFund Portfolio	$703,647

	Total Short-Term Investments (cost $703,647)	$703,647

Total Investments (cost $182,843,408)^	99.8%	$185,244,884
Other Assets and Liabilities	0.2%	353,110

Total Net Assets	100.0%	$185,597,994

The accompanying notes are an integral part of these financial statements.

86

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$11,948,331
Unrealized Depreciation	(9,546,855)

Net Unrealized Appreciation	$2,401,476

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

87

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,746,952	$2,746,952	$—	$—
Banks	13,195,091	13,195,091	—	—
Capital Goods	12,371,223	12,371,223	—	—
Commercial & Professional Services	7,345,343	7,345,343	—	—
Consumer Durables & Apparel	4,416,368	4,416,368	—	—
Consumer Services	3,749,093	3,749,093	—	—
Diversified Financials	7,728,768	7,728,768	—	—
Energy	7,726,726	7,726,726	—	—
Food & Staples Retailing	473,983	473,983	—	—
Food, Beverage & Tobacco	4,597,685	4,597,685	—	—
Health Care Equipment & Services	11,511,116	11,511,116	—	—
Household & Personal Products	1,154,214	1,154,214	—	—
Insurance	6,104,013	6,104,013	—	—
Materials	9,227,492	9,227,492	—	—
Media	1,951,819	1,951,819	—	—
Pharmaceuticals, Biotechnology & Life Sciences	17,211,391	17,211,391	—	—
Real Estate	21,646,577	21,646,577	—	—
Retailing	10,504,610	10,504,610	—	—
Semiconductors & Semiconductor Equipment	5,943,364	5,943,364	—	—
Software & Services	15,725,994	15,725,994	—	—
Technology Hardware & Equipment	9,750,028	9,750,028	—	—
Telecommunication Services	2,924,931	2,924,931	—	—
Transportation	2,986,915	2,986,915	—	—
Utilities	3,547,541	3,547,541	—	—
Short-Term Investments	703,647	703,647	—	—

Total	$185,244,884	$185,244,884	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

88

The Hartford Small Cap Growth Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Automobiles & Components - 1.4%
24,500	American Axle & Manufacturing Holdings, Inc.*	$379,995
33,323	Cooper Tire & Rubber Co.	1,150,976
4,654	Cooper-Standard Holding, Inc.*	358,870
6,454	Gentherm, Inc.*	237,120
192,079	Tenneco, Inc.*	10,237,811

		12,364,772

	Banks - 3.4%
316,955	EverBank Financial Corp.	4,779,681
105,430	FCB Financial Holdings, Inc. Class A*	3,684,778
238,515	First Merchants Corp.	6,117,910
75,550	Flushing Financial Corp.	1,507,223
124,980	Great Western Bancorp, Inc.	3,939,370
8,670	LendingTree, Inc.*	775,705
376,340	MGIC Investment Corp.*	2,720,938
94,010	Sandy Spring Bancorp, Inc.	2,687,746
183,910	Sterling Bancorp	3,005,089
19,100	Walker & Dunlop, Inc.*	421,155

		29,639,595

	Capital Goods - 8.4%
190,670	AAON, Inc.	5,056,568
26,900	Aegion Corp.*	571,087
22,431	Aerojet Rocketdyne Holdings, Inc.*	406,450
165,266	Altra Industrial Motion Corp.	4,743,134
15,472	American Woodmark Corp.*	1,126,980
9,100	Apogee Enterprises, Inc.	377,104
10,422	Argan, Inc.	356,224
123,121	Astronics Corp.*	4,549,321
116,736	AZZ, Inc.	6,411,141
23,470	Comfort Systems USA, Inc.	692,130
26,752	Continental Building Products, Inc.*	524,607
17,400	Douglas Dynamics, Inc.	398,634
14,800	DXP Enterprises, Inc.*	323,380
20,453	Encore Wire Corp.	782,327
7,400	EnerSys	431,938
35,675	Esterline Technologies Corp.*	2,449,446
168,795	Generac Holdings, Inc.*	6,434,465
59,752	General Cable Corp.	934,521
16,600	Global Brass & Copper Holdings, Inc.	449,860
12,100	Greenbrier Cos., Inc.	362,879
113,990	Heico Corp. Class A	5,834,008
19,351	Hyster-Yale Materials Handling, Inc.	1,185,249
52,160	Lennox International, Inc.	7,038,992
11,768	Lydall, Inc.*	432,945
129,366	Meritor, Inc.*	1,099,611
62,204	Taser International, Inc.*	1,135,845
54,250	Teledyne Technologies, Inc.*	5,042,538
84,124	Toro Co.	7,272,520
33,711	Trex Co., Inc.*	1,599,587
92,049	Triumph Group, Inc.	3,330,333
70,023	Wabash National Corp.*	997,828

		72,351,652

	Commercial & Professional Services - 3.8%
10,256	Brink’s Co.	347,063
125,084	Deluxe Corp.	7,852,774
158,560	Exponent, Inc.	7,902,630
88,355	GP Strategies Corp.*	2,062,206
41,330	Herman Miller, Inc.	1,246,926
12,074	Insperity, Inc.	637,145

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Commercial & Professional Services - 3.8% - (continued)
47,639	Interface, Inc.	$810,816
154,535	On Assignment, Inc.*	5,572,532
59,623	RPX Corp.*	660,623
17,504	TriNet Group, Inc.*	290,916
11,388	TrueBlue, Inc.*	212,842
2,714	UniFirst Corp.	294,143
87,945	WageWorks, Inc.*	4,736,718

		32,627,334

	Consumer Durables & Apparel - 5.0%
163,241	G-III Apparel Group Ltd.*	7,386,655
12,221	Helen of Troy Ltd.*	1,216,356
2,821	iRobot Corp.*	105,449
317,587	Kate Spade & Co.*	8,171,513
15,211	Nautilus, Inc.*	268,322
75,505	Oxford Industries, Inc.	5,015,042
50,938	Smith & Wesson Holding Corp.*	1,111,977
216,264	Steven Madden Ltd.*	7,571,403
15,711	Sturm Ruger & Co., Inc.	1,005,975
153,080	TopBuild Corp.*	4,779,158
117,752	Vista Outdoor, Inc.*	5,649,741
53,875	ZAGG, Inc.*	431,539

		42,713,130

	Consumer Services - 5.5%
23,700	American Public Education, Inc.*	548,892
6,236	BJ’s Restaurants, Inc.*	278,126
415,893	Bloomin’ Brands, Inc.	7,777,199
31,000	Boyd Gaming Corp.*	577,840
86,946	Brinker International, Inc.	4,027,339
18,991	Capella Education Co.	1,050,392
19,828	Chuy’s Holdings, Inc.*	605,547
192,369	Del Frisco’s Restaurant Group, Inc.*	3,064,438
15,720	Domino’s Pizza, Inc.	1,900,234
93,260	Dunkin’ Brands Group, Inc.	4,336,590
19,094	Grand Canyon Education, Inc.*	834,981
17,561	Isle of Capri Casinos, Inc.*	261,659
409,929	La Quinta Holdings, Inc.*	5,234,793
97,885	Marriott Vacations Worldwide Corp.	6,131,516
89,298	Papa John’s International, Inc.	5,053,374
8,705	Pinnacle Entertainment, Inc.*	96,103
19,531	Sonic Corp.	671,280
18,000	Strayer Education, Inc.*	893,520
23,471	Weight Watchers International, Inc.*	303,949
166,789	Wingstop, Inc.*	4,159,718

		47,807,490

	Diversified Financials - 1.9%
102,265	Evercore Partners, Inc. Class A	5,280,964
176,525	HFF, Inc. Class A	5,618,791
47,614	KCG Holdings, Inc. Class A*	652,312
41,775	MarketAxess Holdings, Inc.	5,128,299

		16,680,366

	Energy - 1.2%
56,268	Alon USA Energy, Inc.	590,814
38,400	CVR Energy, Inc.	932,352
11,805	Matrix Service Co.*	222,406
86,710	PBF Energy, Inc. Class A	2,790,328
62,277	Pioneer Energy Services Corp.*	193,682
15,558	REX American Resources Corp.*	845,888

The accompanying notes are an integral part of these financial statements.

89

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Energy - 1.2% - (continued)
128,423	RSP Permian, Inc.*	$3,931,028
43,370	Western Refining, Inc.	1,160,581

		10,667,079

	Food & Staples Retailing - 2.4%
88,320	Casey’s General Stores, Inc.	9,891,840
13,111	Ingles Markets, Inc. Class A	472,914
247,181	Natural Grocers by Vitamin Cottage, Inc.*	3,302,338
76,150	PriceSmart, Inc.	6,590,021

		20,257,113

	Food, Beverage & Tobacco - 2.2%
23,151	Cal-Maine Foods, Inc.	1,175,145
55,848	Dean Foods Co.	962,261
42,300	Pilgrim’s Pride Corp.*	1,138,293
93,710	Post Holdings, Inc.*	6,732,126
16,623	Sanderson Farms, Inc.	1,524,994
84,225	TreeHouse Foods, Inc.*	7,445,490

		18,978,309

	Health Care Equipment & Services - 10.8%
20,601	ABIOMED, Inc.*	2,001,181
79,630	Acadia Healthcare Co., Inc.*	5,031,820
7,100	Amedisys, Inc.*	365,579
120,010	Anika Therapeutics, Inc.*	5,479,657
14,285	Atrion Corp.	5,675,430
10,155	Chemed Corp.	1,317,916
12,177	Computer Programs & Systems, Inc.	625,045
117,030	Cynosure, Inc. Class A*	5,727,448
50,908	DexCom, Inc.*	3,277,457
158,260	Examworks Group, Inc.*	5,705,273
324,971	Globus Medical, Inc. Class A*	8,137,274
18,508	HealthEquity, Inc.*	465,476
49,480	HeartWare International, Inc.*	1,650,653
24,949	HMS Holdings Corp.*	421,389
60,756	ICU Medical, Inc.*	6,035,501
64,865	LivaNova plc*	3,420,331
16,500	Magellan Health, Inc.*	1,162,590
36,443	Masimo Corp.*	1,579,804
15,236	Medidata Solutions, Inc.*	664,747
19,600	Meridian Bioscience, Inc.	374,556
32,607	Molina Healthcare, Inc.*	1,687,738
176,075	Omnicell, Inc.*	5,609,750
140,537	Quality Systems, Inc.	1,978,761
115,911	Team Health Holdings, Inc.*	4,848,557
48,600	Triple-S Management Corp. Class B*	1,265,544
84,207	U.S. Physical Therapy, Inc.	4,198,561
177,875	Vascular Solutions, Inc.*	6,216,731
93,894	WellCare Health Plans, Inc.*	8,449,521

		93,374,290

	Household & Personal Products - 0.2%
15,413	Medifast, Inc.	485,972
11,500	Natural Health Trends Corp.	416,185
6,400	Usana Health Sciences, Inc.*	758,016

		1,660,173

	Insurance - 1.7%
59,533	Ambac Financial Group, Inc.*	966,221
122,275	AMERISAFE, Inc.	6,588,177
47,625	Greenlight Capital Re Ltd. Class A*	1,025,366
25,591	Heritage Insurance Holdings, Inc.	340,104

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Insurance - 1.7% - (continued)
142,550	James River Group Holdings Ltd.	$4,413,348
70,374	Maiden Holdings Ltd.	860,674
31,731	Universal Insurance Holdings, Inc.	558,783

		14,752,673

	Materials - 4.9%
6,175	AEP Industries, Inc.	380,565
192,031	Boise Cascade Co.*	4,007,687
57,900	Chemtura Corp.*	1,612,515
26,479	Clearwater Paper Corp.*	1,581,855
496,990	Graphic Packaging Holding Co.	6,600,027
384,193	Headwaters, Inc.*	7,687,702
16,800	Innospec, Inc.	812,448
23,600	Koppers Holdings, Inc.*	593,068
478,290	OMNOVA Solutions, Inc.*	3,419,774
198,302	PolyOne Corp.	7,134,906
8,747	Schweitzer-Mauduit International, Inc.	300,809
87,566	Silgan Holdings, Inc.	4,443,099
17,873	Stepan Co.	1,095,436
16,244	Trinseo S.A.*	695,081
20,096	U.S. Concrete, Inc.*	1,241,129
26,064	Worthington Industries, Inc.	983,916

		42,590,017

	Media - 0.1%
12,214	Sinclair Broadcast Group, Inc. Class A	391,703

	Pharmaceuticals, Biotechnology & Life Sciences - 12.7%
120,360	Acorda Therapeutics, Inc.*	3,111,306
214,992	Aerie Pharmaceuticals, Inc.*	3,409,773
40,606	Agios Pharmaceuticals, Inc.*	1,987,664
170,650	Alder Biopharmaceuticals, Inc.*	4,530,757
257,510	Amicus Therapeutics, Inc.*	1,923,600
74,382	Anacor Pharmaceuticals, Inc.*	4,666,727
291,140	Aratana Therapeutics, Inc.*	1,749,751
27,192	BioSpecifics Technologies Corp.*	966,948
22,135	Cambrex Corp.*	1,067,792
172,699	Cepheid*	4,928,829
76,779	Cytokinetics, Inc.*	624,981
6,417	Eagle Pharmaceuticals, Inc.*	242,948
59,878	Emergent Biosolutions, Inc.*	2,306,501
39,958	Enanta Pharmaceuticals, Inc.*	1,166,774
48,236	FibroGen, Inc.*	868,248
144,632	Five Prime Therapeutics, Inc.*	6,883,037
140,930	Flexion Therapeutics, Inc.*	1,465,672
123,760	GlycoMimetics, Inc.*	779,688
96,990	ImmunoGen, Inc.*	664,381
27,169	INC Research Holdings, Inc. Class A*	1,307,644
77,657	Innoviva, Inc.	958,287
48,708	Insys Therapeutics, Inc.*	705,779
171,130	Intersect ENT, Inc.*	3,431,156
147,290	Ironwood Pharmaceuticals, Inc.*	1,539,180
7,224	Kite Pharma, Inc.*	334,327
60,877	Lexicon Pharmaceuticals, Inc.*	840,711
36,871	Luminex Corp.*	741,107
135,430	Medicines Co.*	4,819,954
33,700	MiMedx Group, Inc.*	253,761
55,298	Myriad Genetics, Inc.*	1,990,728
114,530	Neurocrine Biosciences, Inc.*	5,220,277
24,028	NewLink Genetics Corp.*	389,494
67,157	Northwest Biotherapeutics, Inc.*	94,020
591,067	Novavax, Inc.*	3,097,191

The accompanying notes are an integral part of these financial statements.

90

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.7% - (continued)
82,479	Ophthotech Corp.*	$3,855,068
191,387	Otonomy, Inc.*	2,729,179
138,484	PAREXEL International Corp.*	8,461,372
410,943	PDL Biopharma, Inc.	1,549,255
26,998	Pfenex, Inc.*	220,304
132,010	Portola Pharmaceuticals, Inc.*	3,136,558
28,639	PRA Health Sciences, Inc.*	1,358,921
33,514	Prestige Brands Holdings, Inc.*	1,902,925
123,399	PTC Therapeutics, Inc.*	915,621
188,526	Relypsa, Inc.*	3,412,321
39,600	Sangamo BioSciences, Inc.*	249,480
67,518	Spectrum Pharmaceuticals, Inc.*	478,703
24,500	Sucampo Pharmaceuticals, Inc. Class A*	264,110
63,895	Supernus Pharmaceuticals, Inc.*	1,096,438
101,285	TESARO, Inc.*	4,197,250
65,886	Ultragenyx Pharmaceutical, Inc.*	4,455,211
304,950	XenoPort, Inc.*	1,341,780
142,878	ZIOPHARM Oncology, Inc.*	1,123,021

		109,816,510

	Real Estate - 2.2%
27,181	Altisource Portfolio Solutions S.A. REIT*	850,494
151,088	Apollo Residential Mortgage, Inc. REIT	2,048,753
58,746	CareTrust, Inc. REIT	747,249
122,935	Coresite Realty Corp. REIT	9,211,520
11,000	CubeSmart REIT	325,710
8,100	CyrusOne, Inc. REIT	357,453
7,399	Gaming and Leisure Properties, Inc. REIT	242,621
27,380	Omega Healthcare Investors, Inc. REIT	924,623
16,600	RLJ Lodging Trust REIT	349,762
326,630	Sunstone Hotel Investors, Inc. REIT	4,184,130

		19,242,315

	Retailing - 5.3%
96,800	American Eagle Outfitters, Inc.	1,385,208
9,600	Big Lots, Inc.	440,256
20,884	Buckle, Inc.	604,383
200,467	Burlington Stores, Inc.*	11,420,605
7,741	Cato Corp. Class A	283,243
25,839	Chico’s FAS, Inc.	325,830
9,800	Children’s Place, Inc.	763,518
65,444	Core-Mark Holding Co., Inc.	5,344,157
225,835	DSW, Inc. Class A	5,548,766
48,771	Express, Inc.*	886,657
144,555	Five Below, Inc.*	6,027,944
55,346	Francescas Holding Corp.*	918,744
8,285	Hibbett Sports, Inc.*	299,089
123,380	HSN, Inc.	6,542,841
21,300	Outerwall, Inc.	879,903
34,300	Overstock.com, Inc.*	500,437
15,400	PetMed Express, Inc.	281,820
85,025	Pier 1 Imports, Inc.	585,822
47,800	Select Comfort Corp.*	1,179,704
23,300	Tailored Brands, Inc.	405,886
41,722	Tile Shop Holdings, Inc.*	744,320
14,819	Wayfair, Inc. Class A*	559,417

		45,928,550

	Semiconductors & Semiconductor Equipment - 2.6%
36,996	Advanced Energy Industries, Inc.*	1,196,821
108,073	Cirrus Logic, Inc.*	3,901,435

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Semiconductors & Semiconductor Equipment - 2.6% - (continued)
15,400	Inphi Corp.*	$456,918
241,793	Integrated Device Technology, Inc.*	4,661,769
62,047	Kulicke & Soffa Industries, Inc.*	665,144
37,907	MaxLinear, Inc. Class A*	634,942
149,853	MKS Instruments, Inc.	5,373,728
101,506	SunPower Corp.*	2,044,331
17,697	Synaptics, Inc.*	1,266,220
62,783	Tessera Technologies, Inc.	1,803,128

		22,004,436

	Software & Services - 18.9%
99,395	Aspen Technology, Inc.*	3,779,992
177,763	Bottomline Technologies de, Inc.*	4,365,859
44,150	CACI International, Inc. Class A*	4,245,023
252,249	Cardtronics, Inc.*	9,943,656
73,835	Cass Information Systems, Inc.	3,652,618
123,288	comScore, Inc.*	3,775,079
55,309	CSG Systems International, Inc.	2,454,613
40,550	Demandware, Inc.*	1,868,544
162,882	EarthLink Holdings Corp.	946,344
27,361	Ellie Mae, Inc.*	2,287,380
220,213	Envestnet, Inc.*	6,910,284
102,551	EPAM Systems, Inc.*	7,479,044
3,600	Euronet Worldwide, Inc.*	277,560
319,563	Everyday Health, Inc.*	1,853,465
157,399	Exlservice Holdings, Inc.*	7,616,538
85,423	Fair Isaac Corp.	9,115,488
408,561	Five9, Inc.*	3,779,189
112,142	Fleetmatics Group plc*	4,065,148
32,554	Gigamon, Inc.*	1,060,935
13,738	Global Payments, Inc.	991,609
10,915	Globant S.A.*	387,373
109,830	Guidewire Software, Inc.*	6,257,015
84,276	HubSpot, Inc.*	3,732,584
113,049	j2 Global, Inc.	7,180,873
15,290	LogMeIn, Inc.*	912,813
17,241	Luxoft Holding, Inc.*	996,702
116,785	Manhattan Associates, Inc.*	7,070,164
33,485	Marketo, Inc.*	736,335
129,237	MAXIMUS, Inc.	6,836,637
9,936	MicroStrategy, Inc. Class A*	1,781,724
33,809	NeuStar, Inc. Class A*	794,173
19,200	NIC, Inc.	340,032
123,367	Paycom Software, Inc.*	4,713,853
35,207	Pegasystems, Inc.	929,113
5,046	Proofpoint, Inc.*	293,980
112,597	PTC, Inc.*	4,105,287
70,113	Q2 Holdings, Inc.*	1,676,402
2,290	Stamps.com, Inc.*	188,604
54,455	Sykes Enterprises, Inc.*	1,587,363
5,395	Syntel, Inc.*	229,449
43,485	Take-Two Interactive Software, Inc.*	1,486,317
160,160	Textura Corp.*	4,226,622
53,688	Tyler Technologies, Inc.*	7,860,460
131,708	Verint Systems, Inc.*	4,456,999
60,932	Web.com Group, Inc.*	1,218,031
80,178	WebMD Health Corp.*	5,030,368
60,990	WEX, Inc.*	5,762,945
79,627	Wix.com Ltd.*	1,968,379

		163,228,965

The accompanying notes are an integral part of these financial statements.

91

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Technology Hardware & Equipment - 2.7%
95,581	CDW Corp. of Delaware	$3,679,868
14,884	Ciena Corp.*	250,498
31,002	Cray, Inc.*	1,174,046
12,115	DTS, Inc.*	264,349
42,130	ePlus, Inc.*	3,386,831
60,630	FEI Co.	5,397,283
68,729	Ixia*	695,537
127,340	NetScout Systems, Inc.*	2,834,588
7,840	Plantronics, Inc.	301,448
58,210	Rogers Corp.*	3,338,926
34,251	Ubiquiti Networks, Inc.*	1,220,021
6,510	Universal Display Corp.*	379,598

		22,922,993

	Telecommunication Services - 0.7%
69,800	Cincinnati Bell, Inc.*	266,636
21,900	IDT Corp. Class B	335,946
57,100	Inteliquent, Inc.	947,289
211,070	ORBCOMM, Inc.*	2,091,704
559,609	Vonage Holdings Corp.*	2,613,374

		6,254,949

	Transportation - 1.4%
5,586	Alaska Air Group, Inc.	393,422
7,756	Allegiant Travel Co.	1,245,381
182,723	Celadon Group, Inc.	1,840,021
43,000	Hawaiian Holdings, Inc.*	1,809,010
21,000	JetBlue Airways Corp.*	415,590
142,872	Knight Transportation, Inc.	3,796,109
125,450	Marten Transport Ltd.	2,340,897
9,953	Werner Enterprises, Inc.	252,209

		12,092,639

	Total Common Stocks (cost $837,733,623)	$858,347,053

WARRANTS - 0.0%
	Insurance - 0.0%
1,613	Emergent Capital, Inc., Expires 4/11/19*	$—

	Total Warrants (cost $—)	$—

	Total Long-Term Investments (cost $837,733,623)	$858,347,053

SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.7%
286,061	BlackRock Liquidity Funds TempFund Portfolio	$286,061
5,522,504	Federated Prime Obligations Fund	5,522,504

	Total Short-Term Investments (cost $5,808,565)	$5,808,565

Total Investments (cost $843,542,188)^	100.1%	$864,155,618
Other Assets and Liabilities	(0.1)%	(671,362)

Total Net Assets	100.0%	$863,484,256

The accompanying notes are an integral part of these financial statements.

92

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$109,161,508
Unrealized Depreciation	(88,548,078)

Net Unrealized Appreciation	$20,613,430

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

93

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$12,364,772	$12,364,772	$—	$—
Banks	29,639,595	29,639,595	—	—
Capital Goods	72,351,652	72,351,652	—	—
Commercial & Professional Services	32,627,334	32,627,334	—	—
Consumer Durables & Apparel	42,713,130	42,713,130	—	—
Consumer Services	47,807,490	47,807,490	—	—
Diversified Financials	16,680,366	16,680,366	—	—
Energy	10,667,079	10,667,079	—	—
Food & Staples Retailing	20,257,113	20,257,113	—	—
Food, Beverage & Tobacco	18,978,309	18,978,309	—	—
Health Care Equipment & Services	93,374,290	93,374,290	—	—
Household & Personal Products	1,660,173	1,660,173	—	—
Insurance	14,752,673	14,752,673	—	—
Materials	42,590,017	42,590,017	—	—
Media	391,703	391,703	—	—
Pharmaceuticals, Biotechnology & Life Sciences	109,816,510	109,816,510	—	—
Real Estate	19,242,315	19,242,315	—	—
Retailing	45,928,550	45,928,550	—	—
Semiconductors & Semiconductor Equipment	22,004,436	22,004,436	—	—
Software & Services	163,228,965	163,228,965	—	—
Technology Hardware & Equipment	22,922,993	22,922,993	—	—
Telecommunication Services	6,254,949	6,254,949	—	—
Transportation	12,092,639	12,092,639	—	—
Warrants	—	—	—	—
Short-Term Investments	5,808,565	5,808,565	—	—

Total	$864,155,618	$864,155,618	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

94

The Hartford Small Company Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7%
	Automobiles & Components - 0.1%
7,169	Tenneco, Inc.*	$382,108

	Banks - 2.8%
14,037	EverBank Financial Corp.	211,678
4,669	FCB Financial Holdings, Inc. Class A*	163,182
10,563	First Merchants Corp.	270,941
4,058	Flushing Financial Corp.	80,957
5,535	Great Western Bancorp, Inc.	174,463
17,029	MGIC Investment Corp.*	123,120
155,525	PrivateBancorp, Inc.	6,471,395
4,036	Sandy Spring Bancorp, Inc.	115,389
259,493	Sterling Bancorp	4,240,116
289,846	United Community Banks, Inc.	5,834,600

		17,685,841

	Capital Goods - 9.3%
8,444	AAON, Inc.	223,935
221,558	Advanced Drainage Systems, Inc.	5,122,421
229,085	Altra Industrial Motion Corp.	6,574,740
137,056	Applied Industrial Technologies, Inc.	6,281,276
72,283	Astronics Corp.*	2,670,857
4,505	AZZ, Inc.	247,415
1,614	Esterline Technologies Corp.*	110,817
198,571	Generac Holdings, Inc.*	7,569,527
4,504	Heico Corp. Class A	230,515
2,360	Lennox International, Inc.	318,482
124,303	Masonite International Corp.*	8,410,341
111,821	Middleby Corp.*	12,260,054
2,402	Teledyne Technologies, Inc.*	223,266
3,661	Toro Co.	316,493
4,165	Triumph Group, Inc.	150,690
123,641	WESCO International, Inc.*	7,268,854

		57,979,683

	Commercial & Professional Services - 1.9%
144,946	Advisory Board Co.*	4,586,091
4,078	Deluxe Corp.	256,017
7,175	Exponent, Inc.	357,602
3,905	GP Strategies Corp.*	91,143
6,844	On Assignment, Inc.*	246,794
111,401	WageWorks, Inc.*	6,000,058

		11,537,705

	Consumer Durables & Apparel - 4.2%
121,462	G-III Apparel Group Ltd.*	5,496,156
202,165	Kate Spade & Co.*	5,201,705
3,277	Oxford Industries, Inc.	217,658
1,230,570	Samsonite International S.A.	3,957,577
304,603	Steven Madden Ltd.*	10,664,151
6,906	TopBuild Corp.*	215,605
5,215	Vista Outdoor, Inc.*	250,216

		26,003,068

	Consumer Services - 6.3%
18,819	Bloomin’ Brands, Inc.	351,915
3,850	Brinker International, Inc.	178,332
456,677	ClubCorp Holdings, Inc.	6,096,638
8,666	Del Frisco’s Restaurant Group, Inc.*	138,049
241,940	Diamond Resorts International, Inc.*	5,131,547
4,215	Dunkin’ Brands Group, Inc.	195,998
61,413	Jack in the Box, Inc.	4,148,448
18,154	La Quinta Holdings, Inc.*	231,827
4,429	Marriott Vacations Worldwide Corp.	277,433

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Consumer Services - 6.3% - (continued)
76,758	Panera Bread Co. Class A*	$16,463,823
3,145	Papa John’s International, Inc.	177,976
143,457	Texas Roadhouse, Inc.	5,841,569
7,386	Wingstop, Inc.*	184,207

		39,417,762

	Diversified Financials - 1.8%
4,210	Evercore Partners, Inc. Class A	217,404
7,817	HFF, Inc. Class A	248,815
49,698	MarketAxess Holdings, Inc.	6,100,927
404,233	WisdomTree Investments, Inc.	4,402,097

		10,969,243

	Energy - 3.5%
67,523	Diamondback Energy, Inc.*	5,846,142
268,989	Patterson-UTI Energy, Inc.	5,312,533
81,190	PBF Energy, Inc. Class A	2,612,694
441,625	QEP Resources, Inc.	7,918,336
6,051	RSP Permian, Inc.*	185,221

		21,874,926

	Food & Staples Retailing - 0.1%
3,996	Casey’s General Stores, Inc.	447,552
11,458	Natural Grocers by Vitamin Cottage, Inc.*	153,079
3,372	PriceSmart, Inc.	291,813

		892,444

	Food, Beverage & Tobacco - 1.3%
1,079,494	Greencore Group plc	5,696,692
27,856	Post Holdings, Inc.*	2,001,175
3,811	TreeHouse Foods, Inc.*	336,893

		8,034,760

	Health Care Equipment & Services - 9.7%
160,737	Acadia Healthcare Co., Inc.*	10,156,971
77,108	Align Technology, Inc.*	5,566,427
5,036	Anika Therapeutics, Inc.*	229,944
632	Atrion Corp.	251,094
5,295	Cynosure, Inc. Class A*	259,137
133,693	DexCom, Inc.*	8,607,155
184,862	Envision Healthcare Holdings, Inc.*	4,183,427
7,000	Examworks Group, Inc.*	252,350
14,142	Globus Medical, Inc. Class A*	354,116
1,558	HeartWare International, Inc.*	51,975
2,474	ICU Medical, Inc.*	245,767
338,475	Insulet Corp.*	11,271,217
101,225	LifePoint Health, Inc.*	6,838,761
2,935	LivaNova plc*	154,763
19,000	Nevro Corp.*	1,277,750
7,797	Omnicell, Inc.*	248,412
5,133	Team Health Holdings, Inc.*	214,713
3,810	U.S. Physical Therapy, Inc.	189,967
8,049	Vascular Solutions, Inc.*	281,313
342,777	Veeva Systems, Inc. Class A*	9,429,795
4,074	WellCare Health Plans, Inc.*	366,619

		60,431,673

	Insurance - 2.0%
5,415	AMERISAFE, Inc.	291,760
54,844	Assurant, Inc.	4,638,157
198,009	First American Financial Corp.	7,132,284
6,313	James River Group Holdings Ltd.	195,451

		12,257,652

The accompanying notes are an integral part of these financial statements.

95

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Materials - 4.1%
8,454	Boise Cascade Co.*	$176,435
22,488	Graphic Packaging Holding Co.	298,641
558,559	Headwaters, Inc.*	11,176,765
322,101	KapStone Paper & Packaging Corp.	5,118,185
21,182	OMNOVA Solutions, Inc.*	151,451
813,552	Platform Specialty Products Corp.*	8,379,586
8,799	PolyOne Corp.	316,588
3,857	Silgan Holdings, Inc.	195,704

		25,813,355

	Pharmaceuticals, Biotechnology & Life Sciences - 8.6%
4,272	Acorda Therapeutics, Inc.*	110,431
146,770	Aerie Pharmaceuticals, Inc.*	2,327,772
1,837	Agios Pharmaceuticals, Inc.*	89,921
119,021	Alder Biopharmaceuticals, Inc.*	3,160,007
11,652	Amicus Therapeutics, Inc.*	87,040
64,152	Anacor Pharmaceuticals, Inc.*	4,024,896
13,711	Aratana Therapeutics, Inc.*	82,403
42,376	Bluebird Bio, Inc.*	1,879,376
102,999	Cepheid*	2,939,591
161,074	Five Prime Therapeutics, Inc.*	7,665,512
6,377	Flexion Therapeutics, Inc.*	66,321
133,062	Galapagos N.V. ADR*	6,029,039
6,690	GlycoMimetics, Inc.*	42,147
185,093	Intersect ENT, Inc.*	3,711,115
207,518	Ironwood Pharmaceuticals, Inc.*	2,168,563
5,998	Medicines Co.*	213,469
5,072	Neurocrine Biosciences, Inc.*	231,182
646,737	Novavax, Inc.*	3,388,902
3,652	Ophthotech Corp.*	170,694
165,034	Otonomy, Inc.*	2,353,385
4,779	PAREXEL International Corp.*	291,997
78,911	Portola Pharmaceuticals, Inc.*	1,874,925
119,097	PTC Therapeutics, Inc.*	883,700
8,349	Relypsa, Inc.*	151,117
105,381	TESARO, Inc.*	4,366,989
73,259	Ultragenyx Pharmaceutical, Inc.*	4,953,774
15,339	XenoPort, Inc.*	67,492

		53,331,760

	Real Estate - 2.5%
5,142	Coresite Realty Corp. REIT	385,290
334,676	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	6,492,714
395,361	Kennedy-Wilson Holdings, Inc. REIT	8,543,751
14,465	Sunstone Hotel Investors, Inc. REIT	185,297

		15,607,052

	Retailing - 4.7%
3,136,600	Allstar Co.*(1)(2)(3)	3,356,162
8,625	Burlington Stores, Inc.*	491,366
2,898	Core-Mark Holding Co., Inc.	236,650
169,282	Dick’s Sporting Goods, Inc.	7,844,528
203,910	DSW, Inc. Class A	5,010,069
113,414	Five Below, Inc.*	4,729,364
70,879	HSN, Inc.	3,758,713
65,552	Tory Burch LLC*(1)(2)(3)	3,585,693

		29,012,545

	Semiconductors & Semiconductor Equipment - 5.6%
94,085	Cavium, Inc.*	4,644,976
4,080	Cirrus Logic, Inc.*	147,288

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Semiconductors & Semiconductor Equipment - 5.6% - (continued)
249,971	Entegris, Inc.*	$3,322,115
57,324	First Solar, Inc.*	3,200,972
10,708	Integrated Device Technology, Inc.*	206,450
160,474	M/A-COM Technology Solutions Holdings, Inc.*	6,561,782
269,046	Mellanox Technologies Ltd.*	11,636,239
6,636	MKS Instruments, Inc.	237,967
243,418	SunPower Corp.*	4,902,439

		34,860,228

	Software & Services - 21.8%
2,785	Aspen Technology, Inc.*	105,914
231,238	Atlassian Corp. plc Class A*	5,357,784
7,874	Bottomline Technologies de, Inc.*	193,385
1,955	CACI International, Inc. Class A*	187,973
10,957	Cardtronics, Inc.*	431,925
3,356	Cass Information Systems, Inc.	166,021
5,579	comScore, Inc.*	170,829
59,006	CoStar Group, Inc.*	11,642,474
1,924	Demandware, Inc.*	88,658
66,216	Envestnet, Inc.*	2,077,858
72,218	EPAM Systems, Inc.*	5,266,859
14,708	Everyday Health, Inc.*	85,306
7,122	Exlservice Holdings, Inc.*	344,634
103,399	Fair Isaac Corp.	11,033,707
18,094	Five9, Inc.*	167,370
4,194	Fleetmatics Group plc*	152,033
637	Global Payments, Inc.	45,979
257,208	GoDaddy, Inc. Class A*	7,811,407
137,056	Guidewire Software, Inc.*	7,808,080
147,443	HubSpot, Inc.*	6,530,251
4,256	j2 Global, Inc.	270,341
84,492	Manhattan Associates, Inc.*	5,115,146
107,413	MAXIMUS, Inc.	5,682,148
5,271	Paycom Software, Inc.*	201,405
129,386	Paylocity Holding Corp.*	4,951,602
4,987	PTC, Inc.*	181,826
3,309	Q2 Holdings, Inc.*	79,118
137,894	SS&C Technologies Holdings, Inc.	8,432,218
667,714	Telogis, Inc.*(1)(2)(3)	994,894
7,792	Textura Corp.*	205,631
32,308	Tyler Technologies, Inc.*	4,730,214
36,063	Ultimate Software Group, Inc.*	7,089,625
47,099	Verint Systems, Inc.*	1,593,830
129,299	Virtusa Corp.*	4,595,286
3,015	WebMD Health Corp.*	189,161
77,409	WEX, Inc.*	7,314,376
292,377	WNS Holdings Ltd. ADR*	9,265,427
377,115	Zendesk, Inc.*	8,522,799
27,124	Zillow Group, Inc. Class A*	678,643
230,028	Zillow Group, Inc. Class C*	5,529,873

		135,292,010

	Technology Hardware & Equipment - 1.1%
54,387	Arista Networks, Inc.*	3,623,262
4,345	CDW Corp. of Delaware	167,283
2,012	ePlus, Inc.*	161,745
2,685	FEI Co.	239,019
5,716	NetScout Systems, Inc.*	127,238
161,070	Pure Storage, Inc. Class A*	2,343,568
2,634	Rogers Corp.*	151,086

		6,813,201

The accompanying notes are an integral part of these financial statements.

96

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 95.7% - (continued)
	Telecommunication Services - 0.7%
405,815	ORBCOMM, Inc.*	$4,021,627
18,983	Vonage Holdings Corp.*	88,650

		4,110,277

	Transportation - 3.6%
8,099	Celadon Group, Inc.	81,557
445,513	Knight Transportation, Inc.	11,837,280
161,412	Landstar System, Inc.	10,580,557
5,556	Marten Transport Ltd.	103,675

		22,603,069

	Total Common Stocks (cost $598,138,398)	$594,910,362

PREFERRED STOCKS - 3.3%
	Consumer Services - 0.2%
177,795	DraftKings, Inc. Series D*(1)(2)(3)	$556,498
160,456	DraftKings, Inc. Series D-1*(1)(2)(3)	649,847

		1,206,345

	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
92,973	Sancilio & Co., Inc.*(1)(2)(3)	627,568

	Retailing - 0.3%
47,489	Honest Co.*(1)(2)(3)	2,137,955

	Software & Services - 2.4%
106,123	Cloudera, Inc.*(1)(2)(3)	1,765,887
263,189	MarkLogic Corp. Series F*(1)(2)(3)	2,750,325
129,162	Nutanix, Inc.*(1)(2)(3)	2,069,175
909,316	Telogis, Inc.*(1)(2)(3)	3,591,798
98,033	Veracode, Inc.*(1)(2)(3)	2,114,572
658,164	Zuora, Inc. Series F*(1)(2)(3)	2,461,533

		14,753,290

	Telecommunication Services - 0.3%
4,044	DocuSign, Inc. Series B*(1)(2)(3)	70,245
1,211	DocuSign, Inc. Series B-1*(1)(2)(3)	21,035
2,906	DocuSign, Inc. Series D*(1)(2)(3)	50,477
75,160	DocuSign, Inc. Series E*(1)(2)(3)	1,305,529
14,065	DocuSign, Inc. Series F*(1)(2)(3)	244,309

		1,691,595

	Total Preferred Stocks (cost $18,718,928)	$20,416,753

	Total Long-Term Investments (cost $616,857,326)	$615,327,115

SHORT-TERM INVESTMENTS - 0.9%
	Other Investment Pools & Funds - 0.9%
5,623,989	Federated Prime Obligations Fund	$5,623,989

	Total Short-Term Investments (cost $5,623,989)	$5,623,989

Total Investments (cost $622,481,315)^	99.9%	$620,951,104
Other Assets and Liabilities	0.1%	550,204

Total Net Assets	100.0%	$621,501,308

The accompanying notes are an integral part of these financial statements.

97

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$46,831,859
Unrealized Depreciation	(48,362,070)

Net Unrealized Depreciation	$(1,530,211)

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $28,353,502, which represents 4.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	3,136,600	Allstar Co.	$1,364,479
02/2014	106,123	Cloudera, Inc. Preferred	1,545,151
02/2014	4,044	DocuSign, Inc. Series B Preferred	53,107
02/2014	1,211	DocuSign, Inc. Series B-1 Preferred	15,903
02/2014	2,906	DocuSign, Inc. Series D Preferred	38,163
02/2014	75,160	DocuSign, Inc. Series E Preferred	987,031
04/2015	14,065	DocuSign, Inc. Series F Preferred	268,545
07/2015	177,795	DraftKings, Inc. Series D Preferred	957,589
07/2015	160,456	DraftKings, Inc. Series D-1 Preferred	1,229,961
08/2015	47,489	Honest Co. Preferred	2,172,859
04/2015	263,189	MarkLogic Corp. Series F Preferred	3,056,730
08/2014	129,162	Nutanix, Inc. Preferred	1,730,319
05/2014	92,973	Sancilio & Co., Inc. Preferred	351,154
09/2013	667,714	Telogis, Inc.	1,322,808
09/2013	909,316	Telogis, Inc. Preferred	2,001,586
11/2013	65,552	Tory Burch LLC	5,137,735
08/2014	98,033	Veracode, Inc. Preferred	1,810,268
01/2015	658,164	Zuora, Inc. Series F Preferred	2,500,562

			$26,543,950

At April 30, 2016, the aggregate value of these securities was $28,353,502, which represents 4.6% of total net assets.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $28,353,502, which represents 4.6% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

98

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$382,108	$382,108	$—	$—
Banks	17,685,841	17,685,841	—	—
Capital Goods	57,979,683	57,979,683	—	—
Commercial & Professional Services	11,537,705	11,537,705	—	—
Consumer Durables & Apparel	26,003,068	22,045,491	3,957,577	—
Consumer Services	39,417,762	39,417,762	—	—
Diversified Financials	10,969,243	10,969,243	—	—
Energy	21,874,926	21,874,926	—	—
Food & Staples Retailing	892,444	892,444	—	—
Food, Beverage & Tobacco	8,034,760	2,338,068	5,696,692	—
Health Care Equipment & Services	60,431,673	60,431,673	—	—
Insurance	12,257,652	12,257,652	—	—
Materials	25,813,355	25,813,355	—	—
Pharmaceuticals, Biotechnology & Life Sciences	53,331,760	53,331,760	—	—
Real Estate	15,607,052	15,607,052	—	—
Retailing	29,012,545	22,070,690	—	6,941,855
Semiconductors & Semiconductor Equipment	34,860,228	34,860,228	—	—
Software & Services	135,292,010	134,297,116	—	994,894
Technology Hardware & Equipment	6,813,201	6,813,201	—	—
Telecommunication Services	4,110,277	4,110,277	—	—
Transportation	22,603,069	22,603,069	—	—
Preferred Stocks	20,416,753	—	—	20,416,753
Short-Term Investments	5,623,989	5,623,989	—	—

Total	$620,951,104	$582,943,333	$9,654,269	$28,353,502

(1)	For the six-month period ended April 30, 2016, investments valued at $5,706,468 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$6,554,251	$26,038,256	$32,592,507
Purchases	—	—	—
Sales	—	(1,934,191)	(1,934,191)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	1,382,498	(3,687,312)	(2,304,814)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$7,936,749	$20,416,753	$28,353,502

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $(815,652).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

99

The Hartford Value Opportunities Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Banks - 9.0%
157,327	Citigroup, Inc.	$7,281,094
89,906	JP Morgan Chase & Co.	5,682,059
31,333	M&T Bank Corp.	3,707,321
69,840	PNC Financial Services Group, Inc.	6,130,555

		22,801,029

	Capital Goods - 3.5%
41,483	Eaton Corp. plc	2,624,629
46,331	Generac Holdings, Inc.*	1,766,138
237,200	Sanwa Holdings Corp.	1,840,415
14,583	Sulzer AG	1,331,213
23,481	WESCO International, Inc.*	1,380,448

		8,942,843

	Consumer Durables & Apparel - 1.4%
11,454,000	Global Brands Group Holding Ltd.*	1,354,220
24,267	Ralph Lauren Corp.	2,261,927

		3,616,147

	Consumer Services - 2.9%
80,268	Las Vegas Sands Corp.	3,624,100
68,400	Melco Crown Entertainment Ltd. ADR	1,012,320
29,100	Norwegian Cruise Line Holdings Ltd.*	1,422,699
341,600	Sands China Ltd.	1,217,017

		7,276,136

	Diversified Financials - 3.5%
108,046	Markit, Ltd.*	3,769,725
98,860	Raymond James Financial, Inc.	5,157,526
73,500	Solar Cayman Ltd.*(1)(2)(3)	15,876

		8,943,127

	Energy - 14.6%
87,168	Anadarko Petroleum Corp.	4,598,984
139,100	Cabot Oil & Gas Corp.	3,254,940
112,363	Canadian Natural Resources Ltd.	3,373,137
235,833	Cobalt International Energy, Inc.*	761,741
27,903	Diamondback Energy, Inc.*	2,415,842
17,000	Energen Corp.	722,330
111,497	Halliburton Co.	4,605,941
33,665	Helmerich & Payne, Inc.	2,225,930
21,900	Hess Corp.	1,305,678
59,878	HollyFrontier Corp.	2,131,657
199,372	Marathon Oil Corp.	2,809,151
19,835	National Oilwell Varco, Inc.	714,853
17,510	Pioneer Natural Resources Co.	2,908,411
110,085	QEP Resources, Inc.	1,973,824
195,318	Southwestern Energy Co.*	2,623,121
260,900	Trican Well Service Ltd.*	363,892

		36,789,432

	Food, Beverage & Tobacco - 1.5%
62,929	British American Tobacco plc	3,836,913

	Health Care Equipment & Services - 2.3%
86,200	Envision Healthcare Holdings, Inc.*	1,950,706
15,700	McKesson Corp.	2,634,774
17,400	MEDNAX, Inc.*	1,240,446

		5,825,926

	Household & Personal Products - 0.7%
57,100	Coty, Inc. Class A	1,735,840

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Insurance - 12.3%
78,120	American International Group, Inc.	$4,360,658
97,728	Arthur J Gallagher & Co.	4,499,397
214,153	MetLife, Inc.	9,658,300
143,940	Principal Financial Group, Inc.	6,143,359
56,587	Torchmark Corp.	3,275,822
88,856	Unum Group	3,039,764

		30,977,300

	Materials - 7.1%
23,800	Bemis Co., Inc.	1,194,284
31,381	Cabot Corp.	1,531,079
59,447	Celanese Corp. Series A	4,202,903
135,580	Constellium N.V. Class A*	790,431
150,356	Huntsman Corp.	2,366,604
14,900	Monsanto Co.	1,395,832
87,041	Reliance Steel & Aluminum Co.	6,438,423

		17,919,556

	Media - 0.7%
121,452	Sky plc	1,669,483

	Pharmaceuticals, Biotechnology & Life Sciences - 12.3%
32,900	Alder Biopharmaceuticals, Inc.*	873,495
11,648	Allergan plc*	2,522,491
6,849	Biogen, Inc.*	1,883,406
73,021	Bristol-Myers Squibb Co.	5,270,656
45,700	Cepheid*	1,304,278
145,334	Merck & Co., Inc.	7,970,116
147,511	Mylan N.V.*	6,152,684
153,200	Novavax, Inc.*	802,768
42,997	TESARO, Inc.*	1,781,796
45,800	Teva Pharmaceutical Industries Ltd. ADR	2,493,810

		31,055,500

	Real Estate - 6.0%
53,067	American Tower Corp. REIT	5,565,667
12,200	Boston Properties, Inc. REIT	1,572,092
129,661	Columbia Property Trust, Inc. REIT	2,891,440
181,700	Host Hotels & Resorts, Inc. REIT	2,874,494
86,600	STORE Capital Corp. REIT	2,223,022

		15,126,715

	Retailing - 0.2%
571,800	Allstar Co.*(1)(2)(3)	611,826

	Semiconductors & Semiconductor Equipment - 2.2%
19,200	Lam Research Corp.	1,466,880
37,800	Silicon Motion Technology Corp. ADR	1,457,190
38,155	Synaptics, Inc.*	2,729,990

		5,654,060

	Software & Services - 1.6%
3,523	Alphabet, Inc. Class A*	2,493,861
52,100	Envestnet, Inc.*	1,634,898

		4,128,759

	Technology Hardware & Equipment - 5.5%
113,915	ARRIS International plc*	2,593,845
260,043	Cisco Systems, Inc.	7,148,582
2,297	Samsung Electronics Co., Ltd.	2,503,341
42,612	Western Digital Corp.	1,741,339

		13,987,107

The accompanying notes are an integral part of these financial statements.

100

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Telecommunication Services - 2.0%
52,263	T-Mobile US, Inc.*	$2,052,891
58,699	Verizon Communications, Inc.	2,990,127

		5,043,018

	Transportation - 4.5%
48,000	Avis Budget Group, Inc.*	1,204,800
154,984	CSX Corp.	4,226,414
50,188	Genesee & Wyoming, Inc. Class A*	3,267,741
15,900	Norfolk Southern Corp.	1,432,749
12,708	United Parcel Service, Inc. Class B	1,335,229

		11,466,933

	Utilities - 5.2%
134,791	Exelon Corp.	4,729,816
97,941	OGE Energy Corp.	2,898,074
92,809	PG&E Corp.	5,401,484

		13,029,374

	Total Common Stocks (cost $265,302,430)	$250,437,024

	Total Long-Term Investments (cost $265,302,430)	$250,437,024

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
1,030,157	Federated Prime Obligations Fund	$1,030,157

	Total Short-Term Investments (cost $1,030,157)	$1,030,157

Total Investments (cost $266,332,587)^	99.4%	$251,467,181
Other Assets and Liabilities	0.6%	1,437,058

Total Net Assets	100.0%	$252,904,239

The accompanying notes are an integral part of these financial statements.

101

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$15,952,537
Unrealized Depreciation	(30,817,943)

Net Unrealized Depreciation	$(14,865,406)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $627,702, which represents 0.2% of total net assets.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	571,800	Allstar Co.	$248,744
03/2007	73,500	Solar Cayman Ltd.	21,542

			$270,286

At April 30, 2016, the aggregate value of these securities was $627,702, which represents 0.2% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $627,702, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at April 30, 2016

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
GBP	Sell	06/15/16	WEST	$1,716,257	$1,763,844	$ (47,587)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
WEST	Westpac International

Currency Abbreviations:
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

102

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$22,801,029	$22,801,029	$—	$—
Capital Goods	8,942,843	5,771,215	3,171,628	—
Consumer Durables & Apparel	3,616,147	2,261,927	1,354,220	—
Consumer Services	7,276,136	6,059,119	1,217,017	—
Diversified Financials	8,943,127	8,927,251	—	15,876
Energy	36,789,432	36,789,432	—	—
Food, Beverage & Tobacco	3,836,913	—	3,836,913	—
Health Care Equipment & Services	5,825,926	5,825,926	—	—
Household & Personal Products	1,735,840	1,735,840	—	—
Insurance	30,977,300	30,977,300	—	—
Materials	17,919,556	17,919,556	—	—
Media	1,669,483	—	1,669,483	—
Pharmaceuticals, Biotechnology & Life Sciences	31,055,500	31,055,500	—	—
Real Estate	15,126,715	15,126,715	—	—
Retailing	611,826	—	—	611,826
Semiconductors & Semiconductor Equipment	5,654,060	5,654,060	—	—
Software & Services	4,128,759	4,128,759	—	—
Technology Hardware & Equipment	13,987,107	11,483,766	2,503,341	—
Telecommunication Services	5,043,018	5,043,018	—	—
Transportation	11,466,933	11,466,933	—	—
Utilities	13,029,374	13,029,374	—	—
Short-Term Investments	1,030,157	1,030,157	—	—

Total	$251,467,181	$237,086,877	$13,752,602	$627,702

Liabilities
Foreign Currency Contracts(2)	$(47,587)	$—	$(47,587)	$—

Total	$(47,587)	$—	$(47,587)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Total
Beginning balance	$336,789	$336,789
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	290,913	290,913
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$627,702	$627,702

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $290,913.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

103

Domestic Equity Funds

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Assets:
Investments in securities, at market value	$9,489,500,482	$1,778,600,640	$7,659,668,808
Cash collateral due from broker	—	1,768,500	—
Foreign currency	1,577,462	—	—
Unrealized appreciation on foreign currency contracts	307,944	—	—
Receivables:
Fund shares sold	4,073,523	31,816,208	8,670,470
Dividends and interest	15,970,172	1,787,999	11,376,980
Investment securities sold	185,049,843	3,413,767	40,154,488
Other assets	93,410	155,356	107,279

Total assets	9,696,572,836	1,817,542,470	7,719,978,025

Liabilities:
Unrealized depreciation on foreign currency contracts	2,919,367	—	—
Bank overdraft	—	—	—
Payables:
Investment securities purchased	146,142,678	3,811,677	29,924,360
Fund shares redeemed	50,471,405	1,848,629	8,187,268
Investment management fees	5,184,785	528,387	3,823,089
Variation margin on financial derivative instruments	—	261,331	—
Distribution fees	2,503,204	308,049	1,212,597
Accrued expenses	2,096,085	88,524	1,371,267

Total liabilities	209,317,524	6,846,597	44,518,581

Net assets	$9,487,255,312	$1,810,695,873	$7,675,459,444

Summary of Net Assets:
Capital stock and paid-in-capital	$9,426,450,502	$1,739,039,170	$5,905,108,394
Undistributed (distributions in excess of) net investment income	(1,975,288)	3,294,708	12,181,858
Accumulated net realized gain (loss)	(303,751,562)	17,237,995	63,021,128
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	366,531,660	51,124,000	1,695,148,064

Net assets	$9,487,255,312	$1,810,695,873	$7,675,459,444

Shares authorized	1,665,000,000	550,000,000	1,050,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$33.76	$23.46	$22.90

Maximum offering price per share	$35.72	$24.83	$24.23

Shares outstanding	147,815,821	27,620,186	160,260,178

Net Assets	$4,990,364,168	$648,045,806	$3,670,042,860

Class B: Net asset value per share	$26.81	$21.70	$22.46

Shares outstanding	3,839,388	47,932	1,389,029

Net Assets	$102,951,710	$1,040,087	$31,196,058

Class C: Net asset value per share	$27.30	$21.65	$22.24

Shares outstanding	57,774,178	9,328,384	20,305,105

Net Assets	$1,577,509,565	$201,981,577	$451,602,232

Class I: Net asset value per share	$33.86	$23.50	$22.80

Shares outstanding	42,843,746	21,337,145	74,800,794

Net Assets	$1,450,827,904	$501,401,230	$1,705,321,895

Class R3: Net asset value per share	$36.65	$23.81	$23.15

Shares outstanding	3,054,438	897,838	3,608,544

Net Assets	$111,930,778	$21,378,282	$83,548,588

The accompanying notes are an integral part of these financial statements.

104

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund

$3,584,120,913	$4,531,125,396	$1,544,456,492	$5,544,689,863	$428,859,755	$185,244,884	$864,155,618
—	—	—	—	—	—	—
256,259	23	5	—	8	—	—
—	—	—	—	—	—	—

5,426,033	8,726,262	3,536,112	27,183,215	1,164,924	84,745	1,046,722
6,698,888	2,881,140	1,496,294	766,527	259,050	147,387	194,444
18,693,039	36,848,124	163,178	23,125,154	3,588,127	6,587,975	3,883,371
93,406	179,803	112,559	150,385	78,208	54,156	79,521

3,615,288,538	4,579,760,748	1,549,764,640	5,595,915,144	433,950,072	192,119,147	869,359,676

—	—	—	—	—	—	—
—	—	—	—	—	—	501,228

—	20,597,936	1,043,490	22,660,140	3,075,217	6,190,471	1,081,311
4,409,911	9,460,264	3,328,163	7,463,729	491,308	164,785	3,530,017
1,828,997	2,661,102	1,079,636	3,249,420	262,127	115,187	521,262
—	—	—	—	—	—	—
769,727	764,305	444,570	1,006,901	89,465	20,981	97,092
565,261	664,098	206,565	606,470	68,502	29,729	144,510

7,573,896	34,147,705	6,102,424	34,986,660	3,986,619	6,521,153	5,875,420

$3,607,714,642	$4,545,613,043	$1,543,662,216	$5,560,928,484	$429,963,453	$185,597,994	$863,484,256

$2,973,131,913	$4,281,868,406	$1,430,716,506	$4,619,315,556	$383,421,359	$189,096,040	$867,122,165
3,155,466	(29,579,574)	(3,832,810)	(19,256,508)	(441,615)	884,221	(431,050)
12,883,626	(99,877,418)	(4,873,372)	28,405,710	24,549,028	(6,783,743)	(23,820,289)
618,543,637	393,201,629	121,651,892	932,463,726	22,434,681	2,401,476	20,613,430

$3,607,714,642	$4,545,613,043	$1,543,662,216	$5,560,928,484	$429,963,453	$185,597,994	$863,484,256

650,000,000	23,800,000,000	500,000,000	810,000,000	500,000,000	1,000,000,000	27,050,000,000

$0.0010	$0.0001	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001

$17.53	$36.13	$31.59	$23.74	$13.64	$11.27	$42.37

$18.55	$38.23	$33.43	$25.12	$14.43	$11.93	$44.84

99,874,909	49,515,514	26,804,923	86,651,783	18,107,000	4,286,301	4,810,396

$1,750,655,598	$1,789,150,996	$846,637,894	$2,056,968,646	$246,922,037	$48,319,429	$203,820,329

$17.54	$24.77	$26.87	$17.50	$11.69	$10.50	$33.47

597,717	351,229	139,941	1,159,410	84,072	118,472	26,165

$10,486,654	$8,698,458	$3,760,655	$20,293,398	$982,672	$1,243,918	$875,772

$17.44	$25.07	$26.97	$18.10	$11.64	$10.35	$33.19

26,222,289	17,370,144	10,553,144	34,333,715	3,262,505	1,111,349	1,252,949

$457,393,324	$435,435,229	$284,596,900	$621,359,492	$37,984,766	$11,505,377	$41,589,122

$17.45	$37.38	$32.75	$24.25	$13.73	$11.27	$43.49

46,027,865	49,643,240	8,080,923	40,687,447	2,169,047	185,495	3,152,200

$803,112,945	$1,855,764,228	$264,669,696	$986,589,565	$29,776,422	$2,091,112	$137,088,269

$17.55	$36.49	$32.56	$26.35	$14.33	$11.58	$42.30

3,094,035	1,300,119	1,664,583	2,748,121	821,114	76,893	354,031

$54,291,679	$47,436,674	$54,196,066	$72,416,642	$11,764,583	$890,627	$14,976,953

The accompanying notes are an integral part of these financial statements.

105

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Class R4: Net asset value per share	$37.57	$24.13	$23.29

Shares outstanding	4,393,836	3,606,110	6,067,593

Net Assets	$165,097,576	$87,002,149	$141,303,504

Class R5: Net asset value per share	$38.26	$23.66	$23.36

Shares outstanding	1,256,678	3,118,596	9,798,398

Net Assets	$48,085,586	$73,784,508	$228,891,366

Class R6: Net asset value per share	$38.45	$23.74	$23.37

Shares outstanding	1,475,158	111,594	109,578

Net Assets	$56,722,064	$2,649,038	$2,560,718

Class Y: Net asset value per share	$38.45	$23.74	$23.37

Shares outstanding	25,588,669	11,515,339	58,232,087

Net Assets	$983,765,961	$273,413,196	$1,360,992,223

Cost of investments	$9,120,111,232	$1,727,167,781	$5,964,520,744
Cost of foreign currency	$1,577,462	$—	$—

The accompanying notes are an integral part of these financial statements.

106

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund
$17.57	$37.90	$33.76	$27.10	$14.49	$11.63	$43.64

4,197,274	1,878,511	1,251,466	5,920,720	861,862	26,306	1,535,990

$73,746,170	$71,198,518	$42,245,581	$160,446,469	$12,492,123	$305,866	$67,029,556

$17.64	$39.08	$34.86	$27.59	$14.63	$11.64	$45.11

3,821,922	3,323,024	135,154	6,465,651	548,812	3,715	2,414,132

$67,434,777	$129,877,577	$4,711,923	$178,413,935	$8,031,809	$43,234	$108,904,337

$17.68	$39.47	$—	$27.79	$—	$—	$45.49

803,232	22,900	—	351,917	—	—	87,465

$14,201,072	$903,816	$—	$9,779,234	$—	$—	$3,978,602

$17.68	$39.49	$35.16	$27.78	$14.67	$11.67	$45.55

21,288,315	5,246,060	1,218,605	52,367,243	5,590,909	10,388,190	6,262,345

$376,392,423	$207,147,547	$42,843,501	$1,454,661,103	$82,009,041	$121,198,431	$285,221,316

$2,965,562,489	$4,137,948,024	$1,422,829,641	$4,612,226,137	$406,429,676	$182,843,408	$843,542,188
$256,218	$22	$5	$—	$8	$—	$—

The accompanying notes are an integral part of these financial statements.

107

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Assets:
Investments in securities, at market value	$620,951,104	$251,467,181
Foreign currency	5	—
Receivables:
Fund shares sold	955,408	131,796
Dividends and interest	2,635	493,021
Investment securities sold	4,663,420	2,705,526
Other assets	129,619	63,176

Total assets	626,702,191	254,860,700

Liabilities:
Unrealized depreciation on foreign currency contracts	—	47,587
Bank overdraft	190,428	—
Payables:
Investment securities purchased	2,656,222	1,382,030
Fund shares redeemed	1,653,687	262,186
Investment management fees	427,543	143,652
Distribution fees	102,175	63,198
Accrued expenses	170,828	57,808

Total liabilities	5,200,883	1,956,461

Net assets	$621,501,308	$252,904,239

Summary of Net Assets:
Capital stock and paid-in-capital	$712,532,669	$269,143,286
Undistributed (distributions in excess of) net investment income	(7,494,374)	1,390,641
Accumulated net realized gain (loss)	(82,006,774)	(2,713,909)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(1,530,213)	(14,915,779)

Net assets	$621,501,308	$252,904,239

Shares authorized	550,000,000	27,000,000,000

Par value	$0.0010	$0.0001

Class A: Net asset value per share	$15.17	$17.17

Maximum offering price per share	$16.05	$18.17

Shares outstanding	18,308,790	11,341,906

Net Assets	$277,730,055	$194,785,865

Class B: Net asset value per share	$11.24	$15.10

Shares outstanding	133,259	71,779

Net Assets	$1,497,600	$1,083,966

Class C: Net asset value per share	$11.22	$14.91

Shares outstanding	2,559,719	1,610,247

Net Assets	$28,713,576	$24,014,084

Class I: Net asset value per share	$15.81	$16.96

Shares outstanding	2,577,901	893,937

Net Assets	$40,749,641	$15,159,784

Class R3: Net asset value per share	$16.44	$17.38

Shares outstanding	1,900,845	165,062

Net Assets	$31,251,364	$2,869,460

Class R4: Net asset value per share	$17.22	$17.55

Shares outstanding	1,976,504	594,760

Net Assets	$34,044,342	$10,439,639

The accompanying notes are an integral part of these financial statements.

108

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Class R5: Net asset value per share	$17.95	$17.67

Shares outstanding	1,455,133	136,820

Net Assets	$26,118,697	$2,418,017

Class R6: Net asset value per share	$18.25	$—

Shares outstanding	583,477	—

Net Assets	$10,645,950	$—

Class Y: Net asset value per share	$18.25	$17.72

Shares outstanding	9,358,360	120,386

Net Assets	$170,750,083	$2,133,424

Cost of investments	$622,481,315	$266,332,587
Cost of foreign currency	$5	$—

The accompanying notes are an integral part of these financial statements.

109

Domestic Equity Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Investment Income:
Dividends	$71,851,695	$8,223,872	$100,494,043
Interest	259,614	128,514	367,473
Less: Foreign tax withheld	(784,130)	—	(499,002)

Total investment income, net	71,327,179	8,352,386	100,362,514

Expenses:
Investment management fees	31,802,207	2,212,655	22,553,484
Administrative services fees
Class R3	113,326	13,096	80,679
Class R4	122,468	36,287	103,297
Class R5	24,284	20,182	109,720
Transfer agent fees
Class A	3,799,954	233,925	2,279,501
Class B	203,494	3,900	72,837
Class C	1,006,736	60,236	261,362
Class I	689,800	119,189	1,478,430
Class R3	5,531	474	2,864
Class R4	1,625	336	1,035
Class R5	418	165	477
Class R6	7	49	7
Class Y	8,526	1,096	10,039
Distribution fees
Class A	6,253,690	525,019	4,438,654
Class B	639,411	6,349	186,897
Class C	8,078,629	639,538	2,213,698
Class R3	283,315	32,739	201,697
Class R4	204,114	60,478	172,162
Custodian fees	71,275	1,943	20,073
Registration and filing fees	116,032	96,388	115,442
Accounting services fees	771,543	90,904	494,535
Board of Directors’ fees	123,437	7,519	89,927
Audit fees	26,478	7,623	19,472
Other expenses	1,998,546	196,133	1,530,404

Total expenses (before waivers and fees paid indirectly)	56,344,846	4,366,223	36,436,693
Expense waivers	(4,187)	(27,334)	—
Transfer agent fee waivers	(11,670)	(1,995)	(16,768)
Commission recapture	(89,614)	(6,370)	(31,118)

Total waivers and fees paid indirectly	(105,471)	(35,699)	(47,886)

Total expenses, net	56,239,375	4,330,524	36,388,807

Net Investment Income (Loss)	15,087,804	4,021,862	63,973,707

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(237,943,419)	15,030,318	93,056,583
Less: Foreign taxes paid on realized capital gains	76,904	—	—
Net realized gain (loss) on futures contracts	—	2,678,086	—
Net realized gain (loss) on written options contracts	1,232,888	—	—
Net realized gain (loss) on foreign currency contracts	767,836	—	—
Net realized gain (loss) on other foreign currency transactions	(505,648)	—	8,011

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(236,371,439)	17,708,404	93,064,594

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(109,370,944)	7,406,882	(95,904,052)
Net unrealized appreciation (depreciation) of futures contracts	—	(307,564)	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(4,666,973)	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	293,806	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(113,744,111)	7,099,318	(95,904,052)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	(350,115,550)	24,807,722	(2,839,458)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(335,027,746)	$28,829,584	$61,134,249

The accompanying notes are an integral part of these financial statements.

110

Domestic Equity Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund

$55,659,790	$16,306,162	$7,936,243	$24,179,895	$3,154,007	$2,045,374	$4,436,817
103,582	40,019	64,849	40,467	13,606	3,604	10,758
(913,738)	(84,637)	(79,187)	(185,442)	(27,831)	(2,240)	—

54,849,634	16,261,544	7,921,905	24,034,920	3,139,782	2,046,738	4,447,575

10,734,537	17,135,185	6,642,546	18,040,591	1,586,491	569,038	3,295,924

52,257	44,772	56,762	70,115	10,480	857	15,171
52,781	48,117	34,556	101,718	9,555	289	50,758
34,652	60,586	2,580	78,039	3,758	42	53,256

982,547	1,145,954	691,626	1,454,815	230,442	56,873	249,339
17,076	21,436	8,603	33,382	3,607	3,044	3,883
213,633	244,522	210,712	372,839	33,649	12,360	35,200
420,751	1,737,304	173,948	747,723	19,432	1,452	191,000
1,511	1,899	1,053	3,140	594	159	1,500
887	684	336	2,220	266	44	1,316
666	267	205	909	221	15	764
108	21	—	41	—	—	22
2,368	1,900	82	9,385	889	470	2,310

2,102,334	2,203,072	1,095,096	2,435,852	284,812	59,078	270,042
14,690	58,440	24,837	107,188	5,768	7,252	5,886
2,197,401	2,065,859	1,474,006	2,972,194	189,279	58,815	218,871
130,644	111,930	141,905	175,288	26,201	2,142	37,928
87,969	80,195	57,594	169,530	15,925	482	84,596
12,263	14,426	7,176	12,679	3,430	1,090	3,798
95,861	204,679	110,797	129,050	56,362	56,059	79,736
206,951	290,634	109,718	299,374	29,618	10,622	73,786
41,731	59,594	19,646	58,873	5,651	1,446	12,504
12,982	16,503	13,124	13,701	9,686	7,767	10,366
718,992	953,413	317,400	996,117	104,816	34,878	189,629

18,135,592	26,501,392	11,194,308	28,284,763	2,630,932	884,274	4,887,585
—	(202)	—	—	(138)	(24,614)	—
—	(3,904)	(1,152)	(1,225)	(1,876)	(869)	(2,117)
(13,703)	(32,822)	(22,311)	(43,986)	(3,647)	—	(6,843)

(13,703)	(36,928)	(23,463)	(45,211)	(5,661)	(25,483)	(8,960)

18,121,889	26,464,464	11,170,845	28,239,552	2,625,271	858,791	4,878,625

36,727,745	(10,202,920)	(3,248,940)	(4,204,632)	514,511	1,187,947	(431,050)

21,270,638	(100,734,231)	23,103,454	35,807,389	26,435,169	(3,052,754)	(20,334,748)
—	—	—	—	—	—	—
—	—	—	—	—	34,578	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
(121,781)	(162,825)	(10,009)	2,481	(13,282)	(20)	—

21,148,857	(100,897,056)	23,093,445	35,809,870	26,421,887	(3,018,196)	(20,334,748)

34,732,882	(84,314,298)	(126,121,990)	(135,995,542)	(38,683,252)	1,463,117	(31,966,342)
—	—	—	—	—	—	—
—	—	—	—	—	—	—
62,799	53,362	32,970	—	9,688	—	—

34,795,681	(84,260,936)	(126,089,020)	(135,995,542)	(38,673,564)	1,463,117	(31,966,342)

55,944,538	(185,157,992)	(102,995,575)	(100,185,672)	(12,251,677)	(1,555,079)	(52,301,090)

$92,672,283	$(195,360,912)	$(106,244,515)	$(104,390,304)	$(11,737,166)	$(367,132)	$(52,732,140)

The accompanying notes are an integral part of these financial statements.

111

Domestic Equity Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Investment Income:
Dividends	$2,058,290	$3,138,901
Interest	36,712	875
Less: Foreign tax withheld	(32)	(59,176)

Total investment income, net	2,094,970	3,080,600

Expenses:
Investment management fees	2,770,367	870,798
Administrative services fees
Class R3	31,906	2,955
Class R4	27,682	7,910
Class R5	13,933	1,187
Transfer agent fees
Class A	437,437	185,067
Class B	6,475	5,108
Class C	37,332	19,297
Class I	102,698	10,681
Class R3	1,289	500
Class R4	699	272
Class R5	896	112
Class R6	10	—
Class Y	1,813	12
Distribution fees
Class A	364,452	236,185
Class B	9,872	7,330
Class C	153,223	119,562
Class R3	79,766	7,387
Class R4	46,136	13,183
Custodian fees	5,983	3,848
Registration and filing fees	68,040	53,193
Accounting services fees	48,233	17,416
Board of Directors’ fees	10,245	3,462
Audit fees	9,079	9,355
Other expenses	176,900	59,913

Total expenses (before waivers and fees paid indirectly)	4,404,466	1,634,733
Expense waivers	(51,020)	—
Transfer agent fee waivers	(14,691)	(2,909)
Commission recapture	(22,585)	(1,368)

Total waivers and fees paid indirectly	(88,296)	(4,277)

Total expenses, net	4,316,170	1,630,456

Net Investment Income (Loss)	(2,221,200)	1,450,144

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(73,561,885)	(2,665,966)
Net realized gain (loss) on foreign currency contracts	—	302,093
Net realized gain (loss) on other foreign currency transactions	(2,450)	(1,087)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(73,564,335)	(2,364,960)

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	6,864,524	(24,384)
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(48,872)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	114	5,085

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	6,864,638	(68,171)

Net Gain (Loss) on Investments and Foreign Currency Transactions:	(66,699,697)	(2,433,131)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(68,920,897)	$(982,987)

The accompanying notes are an integral part of these financial statements.

112

[This page is intentionally left blank]

113

Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$15,087,804	$33,466,689
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(236,371,439)	842,200,425
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(113,744,111)	(410,182,741)

Net Increase (Decrease) in Net Assets Resulting from Operations	(335,027,746)	465,484,373

Distributions to Shareholders:
From net investment income
Class A	(18,675,830)	(19,536,679)
Class B	—	—
Class C	—	(701)
Class I	(10,761,362)	(12,661,018)
Class R3	—	—
Class R4	(463,066)	(519,713)
Class R5	(294,849)	(315,577)
Class R6	(63)	(67)
Class Y	(7,115,563)	(8,488,733)

Total from net investment income	(37,310,733)	(41,522,488)

From net realized gain on investments
Class A	(438,417,793)	(1,455,382,995)
Class B	(15,070,351)	(75,893,189)
Class C	(173,932,156)	(574,029,617)
Class I	(136,773,879)	(529,434,316)
Class R3	(9,354,336)	(32,300,323)
Class R4	(12,873,643)	(44,038,113)
Class R5	(3,831,005)	(12,968,848)
Class R6	(750)	(2,313)
Class Y	(80,511,075)	(295,123,770)

Total from net realized gain on investments	(870,764,988)	(3,019,173,484)

Total distributions	(908,075,721)	(3,060,695,972)

Capital Share Transactions:
Sold	425,306,180	910,437,998
Issued on reinvestment of distributions	816,781,519	2,695,759,974
Redeemed	(1,270,288,426)	(2,170,661,353)

Net increase (decrease) from capital share transactions	(28,200,727)	1,435,536,619

Net Increase (Decrease) in Net Assets	(1,271,304,194)	(1,159,674,980)

Net Assets:
Beginning of period	10,758,559,506	11,918,234,486

End of period	$9,487,255,312	$10,758,559,506

Undistributed (distributions in excess of) net investment income	$(1,975,288)	$20,247,641

The accompanying notes are an integral part of these financial statements.

114

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

Hartford Core Equity Fund		The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$4,021,862	$1,323,085	$63,973,707	$118,353,786	$36,727,745	$69,365,288	$(10,202,920)	$(15,970,929)
17,708,404	11,841,447	93,064,594	653,593,373	21,148,857	260,304,417	(100,897,056)	437,394,256
7,099,318	12,402,050	(95,904,052)	(568,860,972)	34,795,681	(224,484,377)	(84,260,936)	55,051,879

28,829,584	25,566,582	61,134,249	203,086,187	92,672,283	105,185,328	(195,360,912)	476,475,206

(465,223)	—	(29,714,023)	(53,330,205)	(17,894,288)	(34,841,148)	—	—
—	—	(136,141)	(248,204)	(112,594)	(292,697)	—	—
—	—	(2,142,169)	(3,428,739)	(3,012,729)	(5,503,496)	(880)	—
(589,851)	—	(15,666,032)	(29,053,061)	(9,371,674)	(18,972,046)	(3,669,652)	—
(15,841)	—	(531,971)	(947,993)	(460,924)	(922,073)	—	—
(59,578)	—	(1,089,470)	(2,087,025)	(730,231)	(1,415,614)	—	—
(96,862)	(10,900)	(2,119,016)	(3,821,230)	(812,417)	(1,856,668)	(207,916)	—
(3,976)	—	(92)	(176)	(164,980)	(81,867)	(1,839)	—
(816,186)	(79,362)	(13,171,648)	(23,161,988)	(4,584,533)	(5,447,517)	(916,456)	—

(2,047,517)	(90,262)	(64,570,562)	(116,078,621)	(37,144,370)	(69,333,126)	(4,796,743)	—

(5,468,834)	(1,708,044)	(300,651,553)	(319,566,759)	(130,263,232)	(52,367,058)	(154,533,338)	(263,434,988)
(30,265)	(25,536)	(3,520,351)	(6,141,424)	(973,250)	(571,688)	(1,648,838)	(4,960,981)
(1,792,561)	(305,170)	(38,621,958)	(40,699,300)	(34,385,190)	(12,820,307)	(48,076,974)	(57,331,100)
(3,041,432)	—	(139,270,997)	(159,438,841)	(60,953,369)	(25,565,543)	(196,267,084)	(295,776,038)
(146,771)	(6,892)	(6,738,972)	(7,630,510)	(4,055,582)	(1,610,943)	(3,695,112)	(5,335,475)
(457,276)	(20,981)	(11,790,425)	(12,877,938)	(5,435,111)	(2,086,941)	(5,130,996)	(9,014,113)
(502,307)	(4,732)	(18,209,561)	(18,791,192)	(5,497,821)	(2,537,076)	(9,535,593)	(17,052,786)
(19,284)	—	(809)	(825)	(1,013,726)	(270)	(55,369)	(1,642)
(532,867)	(33,979)	(113,864,477)	(110,478,069)	(17,993,623)	(6,421,509)	(15,044,008)	(11,356,544)

(11,991,597)	(2,105,334)	(632,669,103)	(675,624,858)	(260,570,904)	(103,981,335)	(433,987,312)	(664,263,667)

(14,039,114)	(2,195,596)	(697,239,665)	(791,703,479)	(297,715,274)	(173,314,461)	(438,784,055)	(664,263,667)

1,393,441,150	440,772,925	556,901,988	870,834,458	475,674,399	681,865,994	1,035,370,992	1,938,431,721
12,844,473	2,146,390	677,752,470	767,325,413	284,191,929	164,422,808	394,547,260	586,608,437
(162,420,435)	(66,483,921)	(663,965,224)	(1,332,979,134)	(482,222,838)	(1,041,591,242)	(1,371,492,759)	(973,687,863)

1,243,865,188	376,435,394	570,689,234	305,180,737	277,643,490	(195,302,440)	58,425,493	1,551,352,295

1,258,655,658	399,806,380	(65,416,182)	(283,436,555)	72,600,499	(263,431,573)	(575,719,474)	1,363,563,834

552,040,215	152,233,835	7,740,875,626	8,024,312,181	3,535,114,143	3,798,545,716	5,121,332,517	3,757,768,683

$1,810,695,873	$552,040,215	$7,675,459,444	$7,740,875,626	$3,607,714,642	$3,535,114,143	$4,545,613,043	$5,121,332,517

$3,294,708	$1,320,363	$12,181,858	$12,778,713	$3,155,466	$3,572,091	$(29,579,574)	$(14,579,911)

The accompanying notes are an integral part of these financial statements.

115

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Healthcare Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$(3,248,940)	$(7,775,084)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	23,093,445	210,630,339
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(126,089,020)	(81,018,374)

Net Increase (Decrease) in Net Assets Resulting from Operations	(106,244,515)	121,836,881

Distributions to Shareholders:
From net investment income
Class A	(14,774,170)	—
Class B	(25,242)	—
Class C	(4,082,717)	—
Class I	(5,005,081)	—
Class R3	(769,269)	—
Class R4	(750,074)	—
Class R5	(91,495)	—
Class Y	(201,575)	—

Total from net investment income	(25,699,623)	—

From net realized gain on investments
Class A	(107,831,184)	(41,859,286)
Class B	(805,010)	(851,671)
Class C	(42,275,065)	(14,037,691)
Class I	(31,312,364)	(9,319,309)
Class R3	(6,983,832)	(2,814,540)
Class R4	(5,716,159)	(2,016,864)
Class R5	(587,165)	(166,891)
Class R6	—	—
Class Y	(1,204,669)	(387,225)

Total from net realized gain on investments	(196,715,448)	(71,453,477)

Total distributions	(222,415,071)	(71,453,477)

Capital Share Transactions:
Sold	344,767,068	820,134,006
Issued on reinvestment of distributions	212,237,633	67,149,489
Redeemed	(307,104,882)	(318,005,108)

Net increase (decrease) from capital share transactions	249,899,819	569,278,387

Net Increase (Decrease) in Net Assets	(78,759,767)	619,661,791

Net Assets:
Beginning of period	1,622,421,983	1,002,760,192

End of period	$1,543,662,216	$1,622,421,983

Undistributed (distributions in excess of) net investment income	$(3,832,810)	$25,115,753

The accompanying notes are an integral part of these financial statements.

116

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford MidCap Fund		The Hartford MidCap Value Fund		Hartford Small Cap Core Fund		The Hartford Small Cap Growth Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$(4,204,632)	$(14,960,518)	$514,511	$1,025,454	$1,187,947	$514,829	$(431,050)	$(2,273,174)
35,809,870	366,391,796	26,421,887	36,894,829	(3,018,196)	5,912,698	(20,334,748)	81,852,155
(135,995,542)	(27,752,044)	(38,673,564)	(26,170,534)	1,463,117	(7,492,668)	(31,966,342)	(48,111,132)

(104,390,304)	323,679,234	(11,737,166)	11,749,749	(367,132)	(1,065,141)	(52,732,140)	31,467,849

—	—	(275,042)	(341,861)	(70,735)	(357,551)	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	(127,915)	(187,954)	(11,508)	—	—	—
—	—	(59)	—	—	(3,127)	—	—
—	—	(22,762)	(23,807)	(746)	(4,294)	—	—
—	—	(32,762)	(27,078)	(332)	(2,126)	—	—
—	—	(412,075)	(899,001)	(629,357)	(8,040)	—	—

—	—	(870,615)	(1,479,701)	(712,678)	(375,138)	—	—

(151,263,156)	(184,194,907)	(17,289,555)	(25,023,718)	(2,941,872)	(4,979,568)	(19,572,928)	(10,378,573)
(2,305,048)	(3,556,326)	(115,604)	(263,547)	(103,364)	(295,991)	(143,327)	(136,204)
(59,112,629)	(65,661,987)	(3,418,231)	(5,248,502)	(800,241)	(1,353,083)	(4,915,440)	(2,398,611)
(52,220,276)	(54,161,721)	(2,257,530)	(4,062,792)	(146,403)	—	(16,064,845)	(5,567,529)
(5,048,697)	(5,156,865)	(739,864)	(1,112,176)	(47,729)	(57,213)	(1,308,316)	(438,934)
(9,199,730)	(8,609,977)	(968,135)	(997,104)	(33,653)	(47,142)	(5,735,270)	(2,115,375)
(10,739,665)	(9,910,109)	(552,522)	(545,519)	(12,234)	(18,490)	(8,824,996)	(2,053,035)
(457,136)	(858)	—	—	—	—	(1,036)	(409)
(76,830,945)	(93,055,770)	(10,454,900)	(17,186,601)	(80,943)	(66,839)	(23,851,464)	(9,827,589)

(367,177,282)	(424,308,520)	(35,796,341)	(54,439,959)	(4,166,439)	(6,818,326)	(80,417,622)	(32,916,259)

(367,177,282)	(424,308,520)	(36,666,956)	(55,919,660)	(4,879,117)	(7,193,464)	(80,417,622)	(32,916,259)

1,191,072,511	1,200,228,321	71,716,250	88,470,823	130,866,625	14,331,069	114,142,251	570,802,700
354,262,272	408,459,678	35,755,113	53,690,386	4,755,718	6,960,461	75,835,228	30,936,318
(495,592,596)	(880,393,835)	(119,779,797)	(100,385,918)	(16,120,637)	(14,688,536)	(217,673,253)	(285,998,389)

1,049,742,187	728,294,164	(12,308,434)	41,775,291	119,501,706	6,602,994	(27,695,774)	315,740,629

578,174,601	627,664,878	(60,712,556)	(2,394,620)	114,255,457	(1,655,611)	(160,845,536)	314,292,219

4,982,753,883	4,355,089,005	490,676,009	493,070,629	71,342,537	72,998,148	1,024,329,792	710,037,573

$5,560,928,484	$4,982,753,883	$429,963,453	$490,676,009	$185,597,994	$71,342,537	$863,484,256	$1,024,329,792

$(19,256,508)	$(15,051,876)	$(441,615)	$(85,511)	$884,221	$408,952	$(431,050)	$—

The accompanying notes are an integral part of these financial statements.

117

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Small Company Fund		The Hartford Value Opportunities Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$(2,221,200)	$(5,699,234)	$1,450,144	$3,303,167
Net realized gain (loss) on investments and foreign currency transactions	(73,564,335)	95,492,235	(2,364,960)	25,237,375
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	6,864,638	(146,075,875)	(68,171)	(31,990,731)

Net Increase (Decrease) in Net Assets Resulting from Operations	(68,920,897)	(56,282,874)	(982,987)	(3,450,189)

Distributions to Shareholders:
From net investment income
Class A	—	—	(2,456,428)	(1,586,036)
Class B	—	—	(1,491)	—
Class C	—	—	(175,129)	(73,184)
Class I	—	—	(303,751)	(411,176)
Class R3	—	—	(28,706)	(17,676)
Class R4	—	—	(135,738)	(93,078)
Class R5	—	—	(38,022)	(22,409)
Class Y	—	—	(26,215)	(18,003)

Total from net investment income	—	—	(3,165,480)	(2,221,562)

From net realized gain on investments
Class A	(42,671,700)	(58,246,001)	(13,581,630)	(16,110,192)
Class B	(411,283)	(924,635)	(135,988)	(287,477)
Class C	(5,940,781)	(7,686,853)	(1,994,652)	(2,411,601)
Class I	(8,856,960)	(9,826,479)	(1,450,185)	(2,996,924)
Class R3	(4,392,173)	(9,236,016)	(234,307)	(296,248)
Class R4	(4,976,118)	(9,918,855)	(770,995)	(882,937)
Class R5	(3,452,139)	(1,227,471)	(162,116)	(178,838)
Class R6	(1,073)	(1,449)	—	—
Class Y	(30,836,502)	(48,355,024)	(104,674)	(125,553)

Total from net realized gain on investments	(101,538,729)	(145,422,783)	(18,434,547)	(23,289,770)

Total distributions	(101,538,729)	(145,422,783)	(21,600,027)	(25,511,332)

Capital Share Transactions:
Sold	79,897,258	221,264,300	13,032,284	32,902,523
Issued on reinvestment of distributions	100,404,598	144,047,379	20,417,747	24,146,676
Redeemed	(210,847,509)	(271,656,378)	(40,847,055)	(85,435,881)

Net increase (decrease) from capital share transactions	(30,545,653)	93,655,301	(7,397,024)	(28,386,682)

Net Increase (Decrease) in Net Assets	(201,005,279)	(108,050,356)	(29,980,038)	(57,348,203)

Net Assets:
Beginning of period	822,506,587	930,556,943	282,884,277	340,232,480

End of period	$621,501,308	$822,506,587	$252,904,239	$282,884,277

Undistributed (distributions in excess of) net investment income	$(7,494,374)	$(5,273,174)	$1,390,641	$3,105,977

The accompanying notes are an integral part of these financial statements.

118

Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$38.15	$0.06	$(1.23)	$(1.17)	$(0.12)	$(3.10)	$(3.22)	$33.76	(3.06	)%(4)	$4,990,364	1.11	%(5)(6)	1.11	%(5)(6)(7)	0.35	%(5)	48%
B	31.00	(0.07)	(1.02)	(1.09)	—	(3.10)	(3.10)	26.81	(3.48	)(4)	102,952	2.03	(5)(6)	2.01	(5)(6)	(0.55	)(5)	48
C	31.48	(0.05)	(1.03)	(1.08)	—	(3.10)	(3.10)	27.30	(3.39	)(4)	1,577,510	1.83	(5)(6)	1.83	(5)(6)	(0.37	)(5)	48
I	38.31	0.11	(1.23)	(1.12)	(0.23)	(3.10)	(3.33)	33.86	(2.89	)(4)	1,450,828	0.80	(5)(6)	0.80	(5)(6)(7)	0.67	(5)	48
R3	41.06	0.01	(1.32)	(1.31)	—	(3.10)	(3.10)	36.65	(3.19	)(4)	111,931	1.42	(5)(6)	1.41	(5)(6)(7)	0.05	(5)	48
R4	42.07	0.07	(1.37)	(1.30)	(0.10)	(3.10)	(3.20)	37.57	(3.04	)(4)	165,098	1.11	(5)(6)	1.11	(5)(6)(7)	0.36	(5)	48
R5	42.84	0.12	(1.38)	(1.26)	(0.22)	(3.10)	(3.32)	38.26	(2.89	)(4)	48,086	0.81	(5)(6)	0.81	(5)(6)(7)	0.66	(5)	48
R6	43.03	0.18	(1.42)	(1.24)	(0.24)	(3.10)	(3.34)	38.45	(2.86	)(4)	56,722	0.71	(5)(6)	0.71	(5)(6)(7)	0.99	(5)	48
Y	43.05	0.14	(1.38)	(1.24)	(0.26)	(3.10)	(3.36)	38.45	(2.85	)(4)	983,766	0.71	(5)(6)	0.71	(5)(6)	0.75	(5)	48

For the Year Ended October 31, 2015
A	$49.44	$0.13	$1.27	$1.40	$(0.13)	$(12.56)	$(12.69)	$38.15	4.20%		$5,453,502	1.09%		1.09%		0.34%		79%
B	42.72	(0.17)	1.01	0.84	—	(12.56)	(12.56)	31.00	3.30		158,610	1.97		1.97		(0.53)		79
C	43.13	(0.12)	1.03	0.91	—	(12.56)	(12.56)	31.48	3.47		1,799,846	1.81		1.81		(0.38)		79
I	49.60	0.26	1.26	1.52	(0.25)	(12.56)	(12.81)	38.31	4.53		1,736,395	0.78		0.78		0.66		79
R3	52.24	0.01	1.37	1.38	—	(12.56)	(12.56)	41.06	3.87		124,072	1.40		1.40		0.03		79
R4	53.19	0.14	1.41	1.55	(0.11)	(12.56)	(12.67)	42.07	4.18		179,454	1.10		1.10		0.33		79
R5	53.92	0.28	1.43	1.71	(0.23)	(12.56)	(12.79)	42.84	4.49		53,292	0.80		0.80		0.63		79
R6(8)	54.32	0.30	1.25	1.55	(0.28)	(12.56)	(12.84)	43.03	4.16	(4)	10	0.76	(5)	0.75	(5)	0.70	(5)	79
Y	54.12	0.32	1.45	1.77	(0.28)	(12.56)	(12.84)	43.05	4.60		1,253,378	0.70		0.70		0.73		79

For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$(2.00)	$49.44	12.49%		$5,789,682	1.10%		1.10%		0.46%		111%
B	40.14	(0.16)	4.62	4.46	—	(1.88)	(1.88)	42.72	11.55		270,227	1.95		1.95		(0.39)		111
C	40.46	(0.11)	4.66	4.55	—	(1.88)	(1.88)	43.13	11.69		1,992,142	1.81		1.81		(0.26)		111
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	(2.12)	49.60	12.87		2,194,464	0.76		0.76		0.79		111
R3	48.42	0.08	5.62	5.70	—	(1.88)	(1.88)	52.24	12.16		136,576	1.40		1.40		0.16		111
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	(2.00)	53.19	12.50		191,319	1.10		1.10		0.46		111
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	(2.06)	53.92	12.82		59,285	0.80		0.80		0.72		111
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	(2.18)	54.12	12.94		1,284,539	0.70		0.70		0.88		111

For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$—	$(0.23)	$45.91	41.56%		$5,796,609	1.14%		1.14%		0.46%		91%
B	28.60	(0.13)	11.67	11.54	—	—	—	40.14	40.35		381,022	1.99		1.99		(0.37)		91
C	28.80	(0.09)	11.76	11.67	(0.01)	—	(0.01)	40.46	40.55		1,940,617	1.85		1.85		(0.25)		91
I	32.72	0.31	13.33	13.64	(0.35)	—	(0.35)	46.01	42.02		2,019,281	0.84		0.84		0.82		91
R3	34.41	0.08	14.06	14.14	(0.13)	—	(0.13)	48.42	41.20		134,084	1.41		1.40		0.21		91
R4	34.98	0.21	14.28	14.49	(0.23)	—	(0.23)	49.24	41.63		184,618	1.10		1.10		0.51		91
R5	35.40	0.35	14.41	14.76	(0.36)	—	(0.36)	49.80	42.04		142,768	0.80		0.80		0.84		91
Y	35.58	0.39	14.48	14.87	(0.40)	—	(0.40)	50.05	42.17		1,348,160	0.70		0.70		0.91		91

For the Year Ended October 31, 2012(9)
A	$30.55	$0.25	$2.38	$2.63	$(0.53)	$—	$(0.53)	$32.65	8.84%		$4,859,760	1.16%		1.16%		0.63%		74%
B	26.76	(0.31)	2.40	2.09	(0.25)	—	(0.25)	28.60	7.93		391,388	2.01		2.00		(0.23)		74
C	26.94	(0.16)	2.31	2.15	(0.29)	—	(0.29)	28.80	8.11		1,642,578	1.87		1.87		(0.09)		74
I	30.61	0.36	2.37	2.73	(0.62)	—	(0.62)	32.72	9.19		3,024,465	0.86		0.86		0.93		74
R3	32.17	0.10	2.61	2.71	(0.47)	—	(0.47)	34.41	8.59		122,235	1.41		1.40		0.39		74
R4	32.68	0.28	2.57	2.85	(0.55)	—	(0.55)	34.98	8.92		168,689	1.11		1.10		0.68		74
R5	33.09	0.40	2.58	2.98	(0.67)	—	(0.67)	35.40	9.25		185,705	0.80		0.80		1.00		74
Y	33.26	0.55	2.47	3.02	(0.70)	—	(0.70)	35.58	9.36		1,304,963	0.70		0.70		1.09		74

The accompanying notes are an integral part of these financial statements.

119

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Capital Appreciation Fund (continued)
For the Year Ended October 31, 2011
A	$32.40	$0.19	$(2.04)	$(1.85)	$—	$—	$—	$30.55	(5.71)%		$5,859,434	1.12%		1.12%		0.55%		75%
B	28.62	(0.08)	(1.78)	(1.86)	—	—	—	26.76	(6.50)		559,856	1.95		1.95		(0.28)		75
C	28.79	(0.05)	(1.80)	(1.85)	—	—	—	26.94	(6.43)		2,096,461	1.84		1.84		(0.16)		75
I	32.39	0.27	(2.05)	(1.78)	—	—	—	30.61	(5.50)		3,254,198	0.87		0.87		0.81		75
R3	34.22	0.10	(2.15)	(2.05)	—	—	—	32.17	(5.99)		137,767	1.41		1.40		0.30		75
R4	34.66	0.21	(2.19)	(1.98)	—	—	—	32.68	(5.71)		224,653	1.10		1.10		0.59		75
R5	34.99	0.32	(2.22)	(1.90)	—	—	—	33.09	(5.43)		204,417	0.80		0.80		0.89		75
Y	35.13	0.36	(2.23)	(1.87)	—	—	—	33.26	(5.32)		1,460,367	0.70		0.70		0.98		75

Hartford Core Equity Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$24.05	$0.08	$(0.21)	$(0.13)	$(0.03)	$(0.43)	$(0.46)	$23.46	(0.53	)%(4)	$648,046	0.80	%(5)(6)	0.80	%(5)(6)(10)	0.66	%(5)	12%
B	22.33	(0.01)	(0.19)	(0.20)	—	(0.43)	(0.43)	21.70	(0.90	)(4)	1,040	2.06	(5)(6)	1.55	(5)(6)(10)	(0.10	)(5)	12
C	22.27	(0.01)	(0.18)	(0.19)	—	(0.43)	(0.43)	21.65	(0.85	)(4)	201,982	1.53	(5)(6)	1.53	(5)(6)(10)	(0.08	)(5)	12
I	24.09	0.11	(0.20)	(0.09)	(0.07)	(0.43)	(0.50)	23.50	(0.36	)(4)	501,401	0.52	(5)(6)	0.52	(5)(6)(10)	0.94	(5)	12
R3	24.44	0.04	(0.20)	(0.16)	(0.04)	(0.43)	(0.47)	23.81	(0.66	)(4)	21,378	1.15	(5)(6)	1.10	(5)(6)(10)	0.36	(5)	12
R4	24.73	0.08	(0.20)	(0.12)	(0.05)	(0.43)	(0.48)	24.13	(0.48	)(4)	87,002	0.84	(5)(6)	0.80	(5)(6)(10)	0.66	(5)	12
R5	24.25	0.11	(0.19)	(0.08)	(0.08)	(0.43)	(0.51)	23.66	(0.34	)(4)	73,785	0.54	(5)(6)	0.50	(5)(6)(10)	0.95	(5)	12
R6	24.33	0.12	(0.20)	(0.08)	(0.08)	(0.43)	(0.51)	23.74	(0.34	)(4)	2,649	0.45	(5)(6)	0.45	(5)(6)(10)	1.01	(5)	12
Y	24.33	0.11	(0.20)	(0.09)	(0.07)	(0.43)	(0.50)	23.74	(0.35	)(4)	273,413	0.44	(5)(6)	0.44	(5)(6)(10)	0.98	(5)	12

For the Year Ended October 31, 2015
A	$22.00	$0.13	$2.21	$2.34	$—	$(0.29)	$(0.29)	$24.05	10.75%		$267,237	1.03%		0.92%		0.55%		33%
B	20.60	(0.05)	2.07	2.02	—	(0.29)	(0.29)	22.33	9.92		1,614	2.18		1.74		(0.23)		33
C	20.54	(0.04)	2.06	2.02	—	(0.29)	(0.29)	22.27	9.95		73,070	1.73		1.62		(0.17)		33
I(11)	23.30	0.12	0.67	0.79	—	—	—	24.09	3.39	(4)	136,641	0.66	(5)	0.50	(5)	0.85	(5)	33
R3	22.41	0.06	2.26	2.32	—	(0.29)	(0.29)	24.44	10.46		5,081	1.34		1.16		0.27		33
R4	22.60	0.13	2.29	2.42	—	(0.29)	(0.29)	24.73	10.82		22,020	0.98		0.82		0.54		33
R5	22.72	0.20	2.26	2.46	(0.64)	(0.29)	(0.93)	24.25	11.10		26,977	0.64		0.49		0.84		33
R6(11)	23.53	0.11	0.69	0.80	—	—	—	24.33	3.40	(4)	597	0.57	(5)	0.45	(5)	0.78	(5)	33
Y	22.79	0.21	2.27	2.48	(0.65)	(0.29)	(0.94)	24.33	11.15		18,802	0.57		0.50		0.90		33

For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$—	$(0.06)	$22.00	17.56%		$126,308	1.37%		1.31%		0.16%		60%
B	17.66	(0.12)	3.06	2.94	—	—	—	20.60	16.65		1,898	2.49		2.10		(0.62)		60
C	17.59	(0.10)	3.05	2.95	—	—	—	20.54	16.77		19,798	2.06		2.00		(0.53)		60
R3	19.14	(0.01)	3.32	3.31	(0.04)	—	(0.04)	22.41	17.30		481	1.70		1.50		(0.05)		60
R4	19.20	0.05	3.35	3.40	—	—	—	22.60	17.71		889	1.34		1.20		0.21		60
R5	19.38	0.12	3.36	3.48	(0.14)	—	(0.14)	22.72	18.03		374	1.04		0.90		0.56		60
Y	19.44	0.13	3.37	3.50	(0.15)	—	(0.15)	22.79	18.07		2,486	0.91		0.85		0.62		60

For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$—	$(0.15)	$18.77	30.12%		$103,104	1.40%		1.35%		0.68%		28%
B	13.70	(0.01)	3.99	3.98	(0.02)	—	(0.02)	17.66	29.10		2,480	2.50		2.10		(0.04)		28
C	13.66	—	3.98	3.98	(0.05)	—	(0.05)	17.59	29.19		15,324	2.07		2.04		(0.01)		28
R3	14.86	0.09	4.32	4.41	(0.13)	—	(0.13)	19.14	29.88		330	1.69		1.50		0.51		28
R4	14.91	0.12	4.34	4.46	(0.17)	—	(0.17)	19.20	30.24		1,227	1.29		1.20		0.69		28
R5	15.04	0.19	4.37	4.56	(0.22)	—	(0.22)	19.38	30.68		204	1.00		0.90		1.12		28
Y	15.05	0.20	4.38	4.58	(0.19)	—	(0.19)	19.44	30.73		1,963	0.88		0.85		1.19		28

The accompanying notes are an integral part of these financial statements.

120

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Core Equity Fund (continued)
For the Year Ended October 31, 2012
A	$12.77	$0.09	$1.74	$1.83	$(0.03)	$—	$(0.03)	$14.57	14.39%		$83,534	1.44%		1.35%		0.69%		46%
B	12.07	(0.01)	1.64	1.63	—	—	—	13.70	13.50		2,761	2.50		2.10		(0.08)		46
C	12.03	(0.01)	1.64	1.63	—	—	—	13.66	13.55		11,913	2.09		2.09		(0.06)		46
R3	13.05	0.08	1.77	1.85	(0.04)	—	(0.04)	14.86	14.22		209	1.70		1.50		0.53		46
R4	13.07	0.12	1.78	1.90	(0.06)	—	(0.06)	14.91	14.57		167	1.31		1.20		0.85		46
R5	13.18	0.16	1.79	1.95	(0.09)	—	(0.09)	15.04	14.93		144	1.01		0.90		1.14		46
Y	13.20	0.15	1.80	1.95	(0.10)	—	(0.10)	15.05	14.90		1,594	0.85		0.85		1.04		46

For the Year Ended October 31, 2011
A	$11.90	$0.07	$0.82	$0.89	$(0.02)	$—	$(0.02)	$12.77	7.50%		$80,470	1.44%		1.35%		0.51%		56%
B	11.32	(0.03)	0.79	0.76	(0.01)	—	(0.01)	12.07	6.69		4,020	2.42		2.10		(0.21)		56
C	11.28	(0.03)	0.79	0.76	(0.01)	—	(0.01)	12.03	6.72		11,221	2.10		2.09		(0.23)		56
R3	12.18	0.04	0.85	0.89	(0.02)	—	(0.02)	13.05	7.30		165	1.65		1.50		0.34		56
R4	12.16	0.08	0.86	0.94	(0.03)	—	(0.03)	13.07	7.70		134	1.28		1.20		0.64		56
R5	12.24	0.13	0.84	0.97	(0.03)	—	(0.03)	13.18	7.94		117	0.96		0.90		0.96		56
Y	12.25	0.13	0.85	0.98	(0.03)	—	(0.03)	13.20	8.03		72,307	0.86		0.85		0.98		56

The Hartford Dividend and Growth Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$24.99	$0.19	$(0.07)	$0.12	$(0.18)	$(2.03)	$(2.21)	$22.90	0.84	%(4)	$3,670,043	1.03	%(5)(6)	1.03	%(5)(6)(12)	1.66	%(5)	12%
B	24.55	0.08	(0.06)	0.02	(0.08)	(2.03)	(2.11)	22.46	0.39	(4)	31,196	2.04	(5)(6)	1.95	(5)(6)(12)	0.77	(5)	12
C	24.34	0.10	(0.07)	0.03	(0.10)	(2.03)	(2.13)	22.24	0.46	(4)	451,602	1.77	(5)(6)	1.77	(5)(6)(12)	0.92	(5)	12
I	24.89	0.21	(0.06)	0.15	(0.21)	(2.03)	(2.24)	22.80	0.95	(4)	1,705,322	0.83	(5)(6)	0.83	(5)(6)(12)	1.86	(5)	12
R3	25.24	0.15	(0.06)	0.09	(0.15)	(2.03)	(2.18)	23.15	0.67	(4)	83,549	1.36	(5)(6)	1.36	(5)(6)(12)	1.33	(5)	12
R4	25.37	0.19	(0.06)	0.13	(0.18)	(2.03)	(2.21)	23.29	0.85	(4)	141,304	1.05	(5)(6)	1.05	(5)(6)(12)	1.64	(5)	12
R5	25.44	0.22	(0.05)	0.17	(0.22)	(2.03)	(2.25)	23.36	1.00	(4)	228,891	0.75	(5)(6)	0.75	(5)(6)(12)	1.94	(5)	12
R6	25.44	0.11	0.06	0.17	(0.21)	(2.03)	(2.24)	23.37	1.02	(4)	2,561	0.66	(5)(6)	0.66	(5)(6)(12)	0.99	(5)	12
Y	25.45	0.23	(0.05)	0.18	(0.23)	(2.03)	(2.26)	23.37	1.05	(4)	1,360,992	0.65	(5)(6)	0.65	(5)(6)(12)	2.03	(5)	12

For the Year Ended October 31, 2015
A	$27.05	$0.36	$0.23	$0.59	$(0.35)	$(2.30)	$(2.65)	$24.99	2.46%		$3,724,804	1.02%		1.02%		1.43%		23%
B	26.59	0.14	0.22	0.36	(0.10)	(2.30)	(2.40)	24.55	1.54		44,909	1.97		1.92		0.54		23
C	26.42	0.17	0.23	0.40	(0.18)	(2.30)	(2.48)	24.34	1.70		467,006	1.76		1.76		0.69		23
I	26.95	0.41	0.23	0.64	(0.40)	(2.30)	(2.70)	24.89	2.67		1,715,056	0.81		0.81		1.64		23
R3	27.29	0.28	0.24	0.52	(0.27)	(2.30)	(2.57)	25.24	2.12		85,736	1.35		1.35		1.10		23
R4	27.42	0.36	0.23	0.59	(0.34)	(2.30)	(2.64)	25.37	2.42		150,367	1.04		1.04		1.41		23
R5	27.49	0.44	0.23	0.67	(0.42)	(2.30)	(2.72)	25.44	2.73		229,206	0.74		0.74		1.70		23
R6(8)	27.81	0.43	(0.05)	0.38	(0.45)	(2.30)	(2.75)	25.44	1.64	(4)	10	0.71	(5)	0.70	(5)	1.71	(5)	23
Y	27.50	0.46	0.24	0.70	(0.45)	(2.30)	(2.75)	25.45	2.83		1,323,782	0.64		0.64		1.80		23

For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$(2.02)	$27.05	16.01%		$3,780,786	1.02%		1.02%		1.40%		23%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	(1.77)	26.59	14.91		74,126	1.96		1.94		0.50		23
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	(1.84)	26.42	15.12		467,932	1.77		1.77		0.65		23
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	(2.08)	26.95	16.22		1,883,434	0.81		0.81		1.60		23
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	(1.93)	27.29	15.61		91,839	1.35		1.35		1.07		23
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	(2.01)	27.42	15.98		159,018	1.04		1.04		1.37		23
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	(2.09)	27.49	16.32		226,236	0.74		0.74		1.68		23
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	(2.12)	27.50	16.42		1,340,941	0.64		0.64		1.81		23

The accompanying notes are an integral part of these financial statements.

121

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Dividend and Growth Fund (continued)
For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$(0.70)	$25.28	25.17%		$3,454,165	1.05%		1.05%		1.57%		30%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	(0.50)	24.88	24.08		98,179	2.00		1.95		0.71		30
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	(0.54)	24.75	24.26		411,405	1.79		1.79		0.83		30
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	(0.75)	25.20	25.48		1,581,081	0.83		0.83		1.79		30
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	(0.64)	25.49	24.79		87,399	1.35		1.35		1.27		30
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	(0.71)	25.60	25.21		139,811	1.05		1.05		1.58		30
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	(0.77)	25.66	25.57		199,409	0.75		0.75		1.85		30
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	(0.80)	25.67	25.68		1,596,519	0.65		0.65		1.99		30

For the Year Ended October 31, 2012(9)
A	$18.61	$0.34	$2.26	$2.60	$(0.34)	$—	$(0.34)	$20.87	14.07%		$2,942,844	1.08%		1.08%		1.69%		28%
B	18.32	0.17	2.21	2.38	(0.16)	—	(0.16)	20.54	13.03		108,710	2.02		1.95		0.84		28
C	18.25	0.18	2.22	2.40	(0.20)	—	(0.20)	20.45	13.20		340,069	1.82		1.82		0.94		28
I	18.56	0.40	2.23	2.63	(0.39)	—	(0.39)	20.80	14.30		1,341,707	0.81		0.81		1.96		28
R3	18.76	0.28	2.29	2.57	(0.29)	—	(0.29)	21.04	13.77		72,926	1.36		1.35		1.40		28
R4	18.84	0.34	2.29	2.63	(0.35)	—	(0.35)	21.12	14.04		122,160	1.05		1.05		1.68		28
R5	18.88	0.39	2.30	2.69	(0.40)	—	(0.40)	21.17	14.39		142,940	0.75		0.75		1.99		28
Y	18.88	0.41	2.31	2.72	(0.42)	—	(0.42)	21.18	14.55		1,556,898	0.65		0.65		2.08		28

For the Year Ended October 31, 2011
A	$17.93	$0.27	$0.67	$0.94	$(0.26)	$—	$(0.26)	$18.61	5.22%		$2,791,444	1.08%		1.08%		1.42%		30%
B	17.64	0.10	0.66	0.76	(0.08)	—	(0.08)	18.32	4.32		137,071	2.01		1.96		0.55		30
C	17.58	0.13	0.66	0.79	(0.12)	—	(0.12)	18.25	4.49		309,846	1.83		1.83		0.68		30
I	17.87	0.32	0.68	1.00	(0.31)	—	(0.31)	18.56	5.60		1,428,333	0.80		0.80		1.69		30
R3	18.08	0.22	0.67	0.89	(0.21)	—	(0.21)	18.76	4.94		57,684	1.37		1.35		1.14		30
R4	18.14	0.28	0.69	0.97	(0.27)	—	(0.27)	18.84	5.32		79,535	1.06		1.05		1.43		30
R5	18.18	0.34	0.68	1.02	(0.32)	—	(0.32)	18.88	5.62		101,281	0.76		0.75		1.75		30
Y	18.18	0.36	0.68	1.04	(0.34)	—	(0.34)	18.88	5.71		1,111,199	0.66		0.66		1.84		30

The Hartford Equity Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$18.70	$0.18	$0.23	$0.41	$(0.18)	$(1.40)	$(1.58)	$17.53	2.67	%(4)	$1,750,656	1.04	%(5)(6)	1.04	%(5)(6)	2.13	%(5)	7%
B	18.72	0.17	0.22	0.39	(0.17)	(1.40)	(1.57)	17.54	2.53	(4)	10,487	1.21	(5)(6)	1.21	(5)(6)	2.00	(5)	7
C	18.61	0.12	0.22	0.34	(0.11)	(1.40)	(1.51)	17.44	2.31	(4)	457,393	1.77	(5)(6)	1.77	(5)(6)	1.41	(5)	7
I	18.62	0.20	0.23	0.43	(0.20)	(1.40)	(1.60)	17.45	2.82	(4)	803,113	0.78	(5)(6)	0.78	(5)(6)	2.39	(5)	7
R3	18.72	0.15	0.23	0.38	(0.15)	(1.40)	(1.55)	17.55	2.49	(4)	54,292	1.37	(5)(6)	1.37	(5)(6)	1.80	(5)	7
R4	18.74	0.18	0.22	0.40	(0.17)	(1.40)	(1.57)	17.57	2.64	(4)	73,746	1.07	(5)(6)	1.07	(5)(6)	2.10	(5)	7
R5	18.81	0.21	0.22	0.43	(0.20)	(1.40)	(1.60)	17.64	2.78	(4)	67,435	0.77	(5)(6)	0.77	(5)(6)	2.42	(5)	7
R6	18.84	0.21	0.24	0.45	(0.21)	(1.40)	(1.61)	17.68	2.88	(4)	14,201	0.67	(5)(6)	0.67	(5)(6)	2.49	(5)	7
Y	18.84	0.21	0.24	0.45	(0.21)	(1.40)	(1.61)	17.68	2.88	(4)	376,392	0.67	(5)(6)	0.67	(5)(6)	2.44	(5)	7

For the Year Ended October 31, 2015
A	$19.04	$0.35	$0.18	$0.53	$(0.35)	$(0.52)	$(0.87)	$18.70	2.95%		$1,757,486	1.02%		1.02%		1.87%		20%
B	19.05	0.33	0.18	0.51	(0.32)	(0.52)	(0.84)	18.72	2.82		13,915	1.16		1.16		1.75		20
C	18.96	0.21	0.18	0.39	(0.22)	(0.52)	(0.74)	18.61	2.18		461,099	1.76		1.76		1.12		20
I	18.97	0.40	0.17	0.57	(0.40)	(0.52)	(0.92)	18.62	3.18		835,297	0.76		0.76		2.13		20
R3	19.06	0.29	0.18	0.47	(0.29)	(0.52)	(0.81)	18.72	2.61		56,026	1.36		1.36		1.52		20
R4	19.08	0.34	0.18	0.52	(0.34)	(0.52)	(0.86)	18.74	2.92		74,473	1.06		1.06		1.82		20
R5	19.15	0.40	0.18	0.58	(0.40)	(0.52)	(0.92)	18.81	3.22		76,741	0.76		0.76		2.15		20
R6(8)	19.39	0.35	0.04	0.39	(0.42)	(0.52)	(0.94)	18.84	2.20	(4)	13,902	0.69	(5)	0.69	(5)	1.93	(5)	20
Y	19.19	0.42	0.17	0.59	(0.42)	(0.52)	(0.94)	18.84	3.26		246,177	0.66		0.66		2.22		20

The accompanying notes are an integral part of these financial statements.

122

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Equity Income Fund (continued)
For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$(0.89)	$19.04	12.19%		$1,951,760	1.03%		1.03%		1.83%		13%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	(0.86)	19.05	12.15		21,619	1.16		1.16		1.72		13
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	(0.76)	18.96	11.36		458,695	1.76		1.76		1.08		13
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	(0.94)	18.97	12.54		903,048	0.76		0.76		2.07		13
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	(0.83)	19.06	11.81		58,349	1.37		1.37		1.47		13
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	(0.88)	19.08	12.13		76,746	1.06		1.06		1.78		13
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	(0.94)	19.15	12.47		91,827	0.76		0.76		2.08		13
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	(0.96)	19.19	12.61		236,502	0.66		0.66		2.17		13

For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$(0.53)	$17.83	24.56%		$1,746,629	1.06%		1.06%		1.98%		17%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	(0.41)	17.82	23.87		27,131	1.65		1.65		1.44		17
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	(0.42)	17.77	23.67		336,264	1.79		1.79		1.20		17
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	(0.57)	17.76	24.93		648,568	0.78		0.78		2.18		17
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	(0.48)	17.85	24.17		47,928	1.38		1.38		1.62		17
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	(0.53)	17.87	24.58		65,286	1.08		1.08		1.89		17
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	(0.57)	17.93	24.99		72,270	0.77		0.77		2.06		17
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	(0.59)	17.96	25.13		167,906	0.67		0.67		2.35		17

For the Year Ended October 31, 2012(9)
A	$12.93	$0.29	$1.89	$2.18	$(0.30)	$—	$(0.30)	$14.81	17.00%		$1,195,106	1.11%		1.11%		2.12%		27%
B	12.91	0.18	1.86	2.04	(0.14)	—	(0.14)	14.78	15.90		27,731	2.00		2.00		1.27		27
C	12.91	0.19	1.88	2.07	(0.21)	—	(0.21)	14.77	16.13		160,153	1.84		1.84		1.35		27
I	12.89	0.31	1.89	2.20	(0.34)	—	(0.34)	14.75	17.25		244,794	0.81		0.81		2.31		27
R3	12.96	0.24	1.90	2.14	(0.27)	—	(0.27)	14.83	16.63		23,077	1.42		1.42		1.72		27
R4	12.97	0.28	1.89	2.17	(0.30)	—	(0.30)	14.84	16.90		24,672	1.11		1.11		2.01		27
R5	12.99	0.32	1.91	2.23	(0.34)	—	(0.34)	14.88	17.33		8,931	0.82		0.82		2.48		27
Y	13.01	0.55	1.69	2.24	(0.35)	—	(0.35)	14.90	17.41		74,613	0.72		0.72		2.68		27

For the Year Ended October 31, 2011
A	$11.99	$0.25	$0.93	$1.18	$(0.24)	$—	$(0.24)	$12.93	9.87%		$826,555	1.17%		1.17%		1.93%		18%
B	11.97	0.14	0.93	1.07	(0.13)	—	(0.13)	12.91	8.94		29,071	2.05		2.00		1.11		18
C	11.97	0.15	0.94	1.09	(0.15)	—	(0.15)	12.91	9.13		78,710	1.89		1.89		1.20		18
I	11.95	0.28	0.94	1.22	(0.28)	—	(0.28)	12.89	10.24		52,965	0.88		0.88		2.21		18
R3	12.03	0.20	0.94	1.14	(0.21)	—	(0.21)	12.96	9.49		6,694	1.50		1.50		1.57		18
R4	12.03	0.25	0.93	1.18	(0.24)	—	(0.24)	12.97	9.87		5,651	1.18		1.18		1.92		18
R5	12.05	0.27	0.95	1.22	(0.28)	—	(0.28)	12.99	10.16		2,597	0.88		0.88		2.11		18
Y	12.06	0.29	0.95	1.24	(0.29)	—	(0.29)	13.01	10.33		178,516	0.77		0.77		2.28		18

The Hartford Growth Opportunities Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$40.68	$(0.09)	$(1.09)	$(1.18)	$—	$(3.37)	$(3.37)	$36.13	(3.06	)%(4)	$1,789,151	1.13	%(5)(6)	1.13	%(5)(6)(13)	(0.48	)%(5)	63%
B	29.08	(0.18)	(0.76)	(0.94)	—	(3.37)	(3.37)	24.77	(3.50	)(4)	8,698	2.12	(5)(6)	2.05	(5)(6)(13)	(1.40	)(5)	63
C	29.37	(0.15)	(0.78)	(0.93)	—	(3.37)	(3.37)	25.07	(3.42	)(4)	435,435	1.87	(5)(6)	1.87	(5)(6)(13)	(1.22	)(5)	63
I	41.98	(0.05)	(1.12)	(1.17)	(0.06)	(3.37)	(3.43)	37.38	(2.95	)(4)	1,855,764	0.91	(5)(6)	0.91	(5)(6)(13)	(0.25	)(5)	63
R3	41.11	(0.15)	(1.10)	(1.25)	—	(3.37)	(3.37)	36.49	(3.21	)(4)	47,437	1.46	(5)(6)	1.46	(5)(6)(13)	(0.80	)(5)	63
R4	42.51	(0.09)	(1.15)	(1.24)	—	(3.37)	(3.37)	37.90	(3.07	)(4)	71,199	1.15	(5)(6)	1.15	(5)(6)(13)	(0.50	)(5)	63
R5	43.73	(0.04)	(1.17)	(1.21)	(0.07)	(3.37)	(3.44)	39.08	(2.93	)(4)	129,878	0.85	(5)(6)	0.85	(5)(6)(13)	(0.20	)(5)	63
R6	44.15	(0.01)	(1.19)	(1.20)	(0.11)	(3.37)	(3.48)	39.47	(2.88	)(4)	904	0.76	(5)(6)	0.76	(5)(6)(13)	(0.07	)(5)	63
Y	44.17	(0.03)	(1.17)	(1.20)	(0.11)	(3.37)	(3.48)	39.49	(2.88	)(4)	207,148	0.75	(5)(6)	0.75	(5)(6)(13)	(0.13	)(5)	63

The accompanying notes are an integral part of these financial statements.

123

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Growth Opportunities Fund (continued)
For the Year Ended October 31, 2015
A	$43.76	$(0.17)	$4.82	$4.65	$—	$(7.73)	$(7.73)	$40.68	12.72%	$1,853,433	1.12%	1.12%	(0.42)%		93%
B	33.71	(0.39)	3.49	3.10	—	(7.73)	(7.73)	29.08	11.72	15,256	2.04	2.03	(1.32)		93
C	33.91	(0.34)	3.53	3.19	—	(7.73)	(7.73)	29.37	11.95	401,542	1.86	1.86	(1.17)		93
I	44.82	(0.09)	4.98	4.89	—	(7.73)	(7.73)	41.98	12.99	2,433,134	0.89	0.89	(0.21)		93
R3	44.25	(0.31)	4.90	4.59	—	(7.73)	(7.73)	41.11	12.39	44,347	1.45	1.45	(0.76)		93
R4	45.39	(0.19)	5.04	4.85	—	(7.73)	(7.73)	42.51	12.70	60,775	1.15	1.15	(0.45)		93
R5	46.36	(0.07)	5.17	5.10	—	(7.73)	(7.73)	43.73	13.02	123,897	0.84	0.84	(0.15)		93
R6(8)	47.09	(0.06)	4.85	4.79	—	(7.73)	(7.73)	44.15	12.16 (4)	11	0.82 (5)	0.82 (5)	(0.14	)(5)	93
Y	46.70	(0.04)	5.24	5.20	—	(7.73)	(7.73)	44.17	13.16	188,938	0.75	0.75	(0.09)		93

For the Year Ended October 31, 2014
A	$38.68	$(0.13)	$6.72	$6.59	$—	$(1.51)	$(1.51)	$43.76	17.63%	$1,497,082	1.15%	1.15%	(0.33)%		136	%(14)
B	30.38	(0.37)	5.21	4.84	—	(1.51)	(1.51)	33.71	16.65	22,277	2.07	2.02	(1.18)		136	(14)
C	30.51	(0.33)	5.24	4.91	—	(1.51)	(1.51)	33.91	16.81	251,628	1.88	1.88	(1.05)		136	(14)
I	39.49	(0.04)	6.88	6.84	—	(1.51)	(1.51)	44.82	17.92	1,733,488	0.91	0.91	(0.09)		136	(14)
R3	39.21	(0.26)	6.81	6.55	—	(1.51)	(1.51)	44.25	17.28	29,954	1.46	1.45	(0.62)		136	(14)
R4	40.06	(0.14)	6.98	6.84	—	(1.51)	(1.51)	45.39	17.65	52,498	1.15	1.15	(0.32)		136	(14)
R5	40.76	(0.02)	7.13	7.11	—	(1.51)	(1.51)	46.36	18.02	102,841	0.85	0.85	(0.05)		136	(14)
Y	41.02	0.03	7.16	7.19	—	(1.51)	(1.51)	46.70	18.11	68,001	0.75	0.75	0.08		136	(14)

For the Year Ended October 31, 2013
A	$29.60	$(0.10)	$9.18	$9.08	$—	$—	$—	$38.68	30.68%	$982,699	1.19%	1.19%	(0.30)%		120	%(15)
B	23.43	(0.28)	7.23	6.95	—	—	—	30.38	29.66	24,296	2.11	1.96	(1.05)		120	(15)
C	23.52	(0.27)	7.26	6.99	—	—	—	30.51	29.72	176,392	1.90	1.90	(1.01)		120	(15)
I	30.14	(0.01)	9.36	9.35	—	—	—	39.49	31.02	1,288,778	0.92	0.92	(0.03)		120	(15)
R3	30.09	(0.19)	9.31	9.12	—	—	—	39.21	30.31	24,924	1.46	1.45	(0.56)		120	(15)
R4	30.64	(0.09)	9.51	9.42	—	—	—	40.06	30.74	44,353	1.15	1.15	(0.25)		120	(15)
R5	31.09	0.01	9.66	9.67	—	—	—	40.76	31.10	20,243	0.85	0.85	0.04		120	(15)
Y	31.25	0.05	9.72	9.77	—	—	—	41.02	31.26	57,712	0.75	0.75	0.14		120	(15)

For the Year Ended October 31, 2012
A	$25.98	$(0.15)	$3.77	$3.62	$—	$—	$—	$29.60	13.93%	$748,795	1.23%	1.21%	(0.54)%		116%
B	20.72	(0.28)	2.99	2.71	—	—	—	23.43	13.08	23,529	2.15	1.96	(1.29)		116
C	20.80	(0.28)	3.00	2.72	—	—	—	23.52	13.08	123,174	1.93	1.93	(1.26)		116
I	26.39	(0.08)	3.83	3.75	—	—	—	30.14	14.21	893,563	0.95	0.95	(0.28)		116
R3	26.48	(0.22)	3.83	3.61	—	—	—	30.09	13.63	17,259	1.48	1.45	(0.78)		116
R4	26.89	(0.14)	3.89	3.75	—	—	—	30.64	13.95	38,458	1.16	1.15	(0.47)		116
R5	27.20	(0.05)	3.94	3.89	—	—	—	31.09	14.30	14,935	0.86	0.85	(0.17)		116
Y	27.32	(0.03)	3.96	3.93	—	—	—	31.25	14.39	46,782	0.76	0.76	(0.09)		116

For the Year Ended October 31, 2011
A(16)	$24.78	$0.02	$1.18	$1.20	$—	$—	$—	$25.98	4.84%	$754,532	1.22%	1.22%	0.06%		121%
B	19.93	(0.29)	1.08	0.79	—	—	—	20.72	3.96	27,884	2.13	2.04	(1.32)		121
C	19.98	(0.26)	1.08	0.82	—	—	—	20.80	4.10	128,016	1.92	1.92	(1.20)		121
I	25.10	(0.06)	1.35	1.29	—	—	—	26.39	5.14	791,091	0.92	0.92	(0.22)		121
R3	25.31	(0.20)	1.37	1.17	—	—	—	26.48	4.62	13,444	1.48	1.45	(0.74)		121
R4	25.63	(0.12)	1.38	1.26	—	—	—	26.89	4.92	36,249	1.16	1.15	(0.43)		121
R5	25.85	(0.04)	1.39	1.35	—	—	—	27.20	5.22	14,132	0.86	0.85	(0.15)		121
Y	25.94	(0.01)	1.39	1.38	—	—	—	27.32	5.32	98,278	0.76	0.76	(0.04)		121

The accompanying notes are an integral part of these financial statements.

124

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Healthcare Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$38.70	$(0.05)	$(1.96)	$(2.01)	$(0.55)	$(4.55)	$(5.10)	$31.59	(6.24	)%(4)	$846,638	1.31	%(5)(6)	1.31	%(5)(6)	(0.32	)%(5)	16%
B	33.41	(0.18)	(1.68)	(1.86)	(0.13)	(4.55)	(4.68)	26.87	(6.68	)(4)	3,761	2.25	(5)(6)	2.20	(5)(6)	(1.24	)(5)	16
C	33.73	(0.15)	(1.68)	(1.83)	(0.38)	(4.55)	(4.93)	26.97	(6.60	)(4)	284,597	2.05	(5)(6)	2.05	(5)(6)	(1.05	)(5)	16
I	39.98	(0.01)	(2.03)	(2.04)	(0.64)	(4.55)	(5.19)	32.75	(6.14	)(4)	264,670	1.04	(5)(6)	1.04	(5)(6)	(0.04	)(5)	16
R3	39.69	(0.11)	(2.03)	(2.14)	(0.44)	(4.55)	(4.99)	32.56	(6.40	)(4)	54,196	1.61	(5)(6)	1.61	(5)(6)	(0.62	)(5)	16
R4	41.01	(0.06)	(2.10)	(2.16)	(0.54)	(4.55)	(5.09)	33.76	(6.26	)(4)	42,246	1.31	(5)(6)	1.31	(5)(6)	(0.32	)(5)	16
R5	42.22	—	(2.18)	(2.18)	(0.63)	(4.55)	(5.18)	34.86	(6.13	)(4)	4,712	1.01	(5)(6)	1.01	(5)(6)	(0.01	)(5)	16
Y	42.54	0.03	(2.19)	(2.16)	(0.67)	(4.55)	(5.22)	35.16	(6.07	)(4)	42,844	0.91	(5)(6)	0.91	(5)(6)	0.20	(5)	16

For the Year Ended October 31, 2015
A	$36.60	$(0.18)	$4.77	$4.59	$—	$(2.49)	$(2.49)	$38.70	13.19%		$914,414	1.28%		1.28%		(0.46)%		39%
B	32.18	(0.46)	4.18	3.72	—	(2.49)	(2.49)	33.41	12.23		6,239	2.15		2.15		(1.35)		39
C	32.42	(0.41)	4.21	3.80	—	(2.49)	(2.49)	33.73	12.40		310,668	2.02		2.02		(1.19)		39
I	37.63	(0.07)	4.91	4.84	—	(2.49)	(2.49)	39.98	13.51		266,553	1.01		1.01		(0.18)		39
R3	37.58	(0.31)	4.91	4.60	—	(2.49)	(2.49)	39.69	12.85		59,135	1.61		1.61		(0.78)		39
R4	38.64	(0.20)	5.06	4.86	—	(2.49)	(2.49)	41.01	13.19		51,253	1.30		1.30		(0.48)		39
R5	39.60	(0.08)	5.19	5.11	—	(2.49)	(2.49)	42.22	13.52		5,326	1.01		1.01		(0.18)		39
Y	39.85	(0.03)	5.21	5.18	—	(2.49)	(2.49)	42.54	13.64		8,834	0.90		0.90		(0.08)		39

For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$—	$—	$—	$36.60	30.48%		$599,010	1.33%		1.33%		(0.40)%		28%
B	24.88	(0.36)	7.66	7.30	—	—	—	32.18	29.34		11,303	2.20		2.20		(1.27)		28
C	25.03	(0.32)	7.71	7.39	—	—	—	32.42	29.52		176,581	2.06		2.06		(1.13)		28
I	28.76	(0.04)	8.91	8.87	—	—	—	37.63	30.84		137,450	1.05		1.05		(0.12)		28
R3	28.89	(0.24)	8.93	8.69	—	—	—	37.58	30.08		40,482	1.64		1.64		(0.71)		28
R4	29.62	(0.14)	9.16	9.02	—	—	—	38.64	30.45		29,530	1.34		1.34		(0.41)		28
R5	30.27	(0.04)	9.37	9.33	—	—	—	39.60	30.82		2,323	1.05		1.05		(0.12)		28
Y	30.42	—	9.43	9.43	—	—	—	39.85	31.00		6,081	0.94		0.94		—		28

For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$—	$—	$—	$28.05	39.48%		$415,323	1.40%		1.40%		(0.24)%		32%
B	17.99	(0.23)	7.12	6.89	—	—	—	24.88	38.30		14,697	2.29		2.26		(1.08)		32
C	18.07	(0.21)	7.17	6.96	—	—	—	25.03	38.52		116,641	2.11		2.11		(0.95)		32
I	20.55	0.01	8.20	8.21	—	—	—	28.76	39.95		79,005	1.08		1.08		0.06		32
R3	20.77	(0.13)	8.25	8.12	—	—	—	28.89	39.09		24,914	1.66		1.65		(0.51)		32
R4	21.22	(0.05)	8.45	8.40	—	—	—	29.62	39.59		17,817	1.36		1.35		(0.20)		32
R5	21.62	0.05	8.60	8.65	—	—	—	30.27	40.01		1,267	1.08		1.05		0.19		32
Y	21.71	0.05	8.66	8.71	—	—	—	30.42	40.12		4,056	0.96		0.96		0.20		32

For the Year Ended October 31, 2012(9)
A	$16.80	$—	$3.31	$3.31	$—	$—	$—	$20.11	19.70%		$276,741	1.47%		1.47%		–%		46%
B	15.15	(0.17)	3.01	2.84	—	—	—	17.99	18.75		14,015	2.38		2.28		(0.84)		46
C	15.20	(0.12)	2.99	2.87	—	—	—	18.07	18.88		73,728	2.17		2.17		(0.71)		46
I	17.10	0.07	3.38	3.45	—	—	—	20.55	20.18		38,199	1.11		1.11		0.35		46
R3	17.38	(0.02)	3.41	3.39	—	—	—	20.77	19.51		12,521	1.69		1.65		(0.15)		46
R4	17.70	0.02	3.50	3.52	—	—	—	21.22	19.89		12,363	1.38		1.35		0.11		46
R5	17.98	0.08	3.56	3.64	—	—	—	21.62	20.24		2,489	1.09		1.05		0.43		46
Y	18.05	0.10	3.56	3.66	—	—	—	21.71	20.28		3,252	0.98		0.98		0.48		46

The accompanying notes are an integral part of these financial statements.

125

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Healthcare Fund (continued)
For the Year Ended October 31, 2011
A	$15.21	$(0.04)	$1.63	$1.59	$—	$—	$—	$16.80	10.45%		$224,294	1.49%		1.49%		(0.24)%		44%
B	13.83	(0.16)	1.48	1.32	—	—	—	15.15	9.54		17,208	2.38		2.28		(1.04)		44
C	13.86	(0.14)	1.48	1.34	—	—	—	15.20	9.67		65,692	2.18		2.18		(0.93)		44
I	15.44	0.02	1.64	1.66	—	—	—	17.10	10.75		32,213	1.18		1.18		0.09		44
R3	15.76	(0.07)	1.69	1.62	—	—	—	17.38	10.28		5,905	1.71		1.65		(0.39)		44
R4	16.01	(0.02)	1.71	1.69	—	—	—	17.70	10.56		9,241	1.39		1.35		(0.09)		44
R5	16.21	0.04	1.73	1.77	—	—	—	17.98	10.92		1,403	1.09		1.05		0.21		44
Y	16.26	0.05	1.74	1.79	—	—	—	18.05	11.01		2,555	0.99		0.99		0.27		44

The Hartford MidCap Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$26.47	$(0.02)	$(0.78)	$(0.80)	$—	$(1.93)	$(1.93)	$23.74	(2.87	)%(4)	$2,056,969	1.16	%(5)(6)	1.16	%(5)(6)	(0.21	)%(5)	13%
B	20.13	(0.10)	(0.60)	(0.70)	—	(1.93)	(1.93)	17.50	(3.31	)(4)	20,293	2.07	(5)(6)	2.06	(5)(6)	(1.10	)(5)	13
C	20.73	(0.08)	(0.62)	(0.70)	—	(1.93)	(1.93)	18.10	(3.21	)(4)	621,359	1.89	(5)(6)	1.89	(5)(6)	(0.94	)(5)	13
I	26.96	—	(0.78)	(0.78)	—	(1.93)	(1.93)	24.25	(2.74	)(4)	986,590	0.95	(5)(6)	0.95	(5)(6)	(0.02	)(5)	13
R3	29.20	(0.07)	(0.85)	(0.92)	—	(1.93)	(1.93)	26.35	(3.02	)(4)	72,417	1.47	(5)(6)	1.47	(5)(6)	(0.52	)(5)	13
R4	29.93	(0.03)	(0.87)	(0.90)	—	(1.93)	(1.93)	27.10	(2.88	)(4)	160,446	1.17	(5)(6)	1.17	(5)(6)	(0.23	)(5)	13
R5	30.39	0.01	(0.88)	(0.87)	—	(1.93)	(1.93)	27.59	(2.76	)(4)	178,414	0.86	(5)(6)	0.86	(5)(6)	0.08	(5)	13
R6	30.58	0.02	(0.88)	(0.86)	—	(1.93)	(1.93)	27.79	(2.67	)(4)	9,779	0.76	(5)(6)	0.76	(5)(6)	0.14	(5)	13
Y	30.57	0.02	(0.88)	(0.86)	—	(1.93)	(1.93)	27.78	(2.67	)(4)	1,454,661	0.76	(5)(6)	0.76	(5)(6)	0.18	(5)	13

For the Year Ended October 31, 2015
A	$27.38	$(0.09)	$1.85	$1.76	$—	$(2.67)	$(2.67)	$26.47	7.28%		$2,048,529	1.14%		1.14%		(0.35)%		29%
B	21.65	(0.25)	1.40	1.15	—	(2.67)	(2.67)	20.13	6.28		24,665	2.03		2.03		(1.22)		29
C	22.18	(0.23)	1.45	1.22	—	(2.67)	(2.67)	20.73	6.46		626,345	1.88		1.88		(1.09)		29
I	27.78	(0.02)	1.87	1.85	—	(2.67)	(2.67)	26.96	7.52		702,566	0.87		0.87		(0.09)		29
R3	30.02	(0.20)	2.05	1.85	—	(2.67)	(2.67)	29.20	6.91		76,925	1.47		1.47		(0.69)		29
R4	30.61	(0.11)	2.10	1.99	—	(2.67)	(2.67)	29.93	7.26		135,698	1.16		1.16		(0.39)		29
R5	30.96	(0.03)	2.13	2.10	—	(2.67)	(2.67)	30.39	7.59		164,879	0.86		0.86		(0.09)		29
R6(8)	31.11	(0.04)	2.18	2.14	—	(2.67)	(2.67)	30.58	7.65	(4)	1,230	0.77	(5)	0.77	(5)	(0.13	)(5)	29
Y	31.10	0.01	2.13	2.14	—	(2.67)	(2.67)	30.57	7.66		1,201,917	0.76		0.76		0.04		29

For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$—	$(2.01)	$(2.01)	$27.38	15.57%		$1,891,075	1.15%		1.15%		(0.40)%		34%
B	20.88	(0.27)	3.05	2.78	—	(2.01)	(2.01)	21.65	14.56		29,446	2.05		2.05		(1.29)		34
C	21.30	(0.24)	3.13	2.89	—	(2.01)	(2.01)	22.18	14.81		544,154	1.88		1.88		(1.13)		34
I	25.95	(0.04)	3.88	3.84	—	(2.01)	(2.01)	27.78	15.89		550,720	0.90		0.90		(0.17)		34
R3	28.03	(0.21)	4.21	4.00	—	(2.01)	(2.01)	30.02	15.24		56,403	1.47		1.47		(0.72)		34
R4	28.47	(0.12)	4.27	4.15	—	(2.01)	(2.01)	30.61	15.55		94,232	1.16		1.16		(0.41)		34
R5	28.69	(0.03)	4.31	4.28	—	(2.01)	(2.01)	30.96	15.91		110,364	0.86		0.86		(0.11)		34
Y	28.77	(0.01)	4.35	4.34	—	(2.01)	(2.01)	31.10	16.08		1,078,695	0.76		0.76		(0.02)		34

For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$—	$(1.30)	$(1.30)	$25.67	34.17%		$1,847,041	1.20%		1.20%		(0.14)%		38%
B	17.00	(0.18)	5.36	5.18	—	(1.30)	(1.30)	20.88	33.01		33,232	2.11		2.07		(1.00)		38
C	17.29	(0.16)	5.47	5.31	—	(1.30)	(1.30)	21.30	33.21		474,663	1.91		1.91		(0.85)		38
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	(1.35)	25.95	34.48		277,953	0.96		0.96		0.09		38
R3	22.25	(0.10)	7.18	7.08	—	(1.30)	(1.30)	28.03	33.80		47,837	1.48		1.48		(0.43)		38
R4	22.51	(0.03)	7.29	7.26	—	(1.30)	(1.30)	28.47	34.24		77,603	1.17		1.17		(0.13)		38
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	(1.37)	28.69	34.60		91,163	0.87		0.87		0.17		38
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	(1.39)	28.77	34.73		872,297	0.77		0.77		0.28		38

The accompanying notes are an integral part of these financial statements.

126

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Fund (continued)
For the Year Ended October 31, 2012
A	$20.67	$0.05	$2.22	$2.27	$—	$(2.50)	$(2.50)	$20.44	13.47%		$1,536,203	1.23%		1.23%		0.25%		45%
B	17.77	(0.10)	1.83	1.73	—	(2.50)	(2.50)	17.00	12.50		30,803	2.16		2.08		(0.62)		45
C	18.01	(0.08)	1.86	1.78	—	(2.50)	(2.50)	17.29	12.63		380,413	1.93		1.93		(0.45)		45
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	(2.54)	20.65	13.78		213,875	0.99		0.99		0.48		45
R3	22.32	—	2.43	2.43	—	(2.50)	(2.50)	22.25	13.16		37,776	1.49		1.49		(0.01)		45
R4	22.49	0.06	2.46	2.52	—	(2.50)	(2.50)	22.51	13.50		57,799	1.18		1.18		0.29		45
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	(2.57)	22.69	13.85		66,039	0.88		0.88		0.59		45
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	(2.59)	22.75	13.98		642,084	0.78		0.78		0.70		45

For the Year Ended October 31, 2011
A	$20.16	$0.02	$0.49	$0.51	$—	$—	$—	$20.67	2.53%		$1,754,028	1.21%		1.21%		0.09%		70%
B	17.48	(0.14)	0.43	0.29	—	—	—	17.77	1.66		44,266	2.06		2.06		(0.72)		70
C	17.68	(0.12)	0.45	0.33	—	—	—	18.01	1.87		422,515	1.91		1.91		(0.63)		70
I	20.28	0.09	0.48	0.57	—	—	—	20.85	2.81		324,002	0.92		0.92		0.40		70
R3	21.82	(0.05)	0.55	0.50	—	—	—	22.32	2.29		40,311	1.48		1.48		(0.23)		70
R4	21.92	0.02	0.55	0.57	—	—	—	22.49	2.60		65,550	1.18		1.18		0.07		70
R5	22.02	0.09	0.55	0.64	—	—	—	22.66	2.91		73,192	0.87		0.87		0.38		70
Y	22.05	0.12	0.54	0.66	—	—	—	22.71	2.99		678,566	0.77		0.77		0.50		70

The Hartford MidCap Value Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$15.11	$0.01	$(0.35)	$(0.34)	$(0.02)	$(1.11)	$(1.13)	$13.64	(2.25	)%(4)	$246,922	1.29	%(5)(6)	1.29	%(5)(6)(17)	0.19	%(5)	30%
B	13.15	(0.04)	(0.31)	(0.35)	—	(1.11)	(1.11)	11.69	(2.66	)(4)	983	2.46	(5)(6)	2.11	(5)(6)(17)	(0.66	)(5)	30
C	13.09	(0.03)	(0.31)	(0.34)	—	(1.11)	(1.11)	11.64	(2.59	)(4)	37,985	2.01	(5)(6)	2.00	(5)(6)(17)	(0.55	)(5)	30
I	15.22	0.03	(0.35)	(0.32)	(0.06)	(1.11)	(1.17)	13.73	(2.08	)(4)	29,776	0.97	(5)(6)	0.96	(5)(6)(17)	0.48	(5)	30
R3	15.82	—	(0.38)	(0.38)	—	(1.11)	(1.11)	14.33	(2.38	)(4)	11,765	1.55	(5)(6)	1.55	(5)(6)(17)	(0.06	)(5)	30
R4	15.99	0.02	(0.39)	(0.37)	(0.02)	(1.11)	(1.13)	14.49	(2.26	)(4)	12,492	1.24	(5)(6)	1.24	(5)(6)(17)	0.23	(5)	30
R5	16.15	0.04	(0.39)	(0.35)	(0.06)	(1.11)	(1.17)	14.63	(2.13	)(4)	8,032	0.94	(5)(6)	0.94	(5)(6)(17)	0.53	(5)	30
Y	16.19	0.05	(0.39)	(0.34)	(0.07)	(1.11)	(1.18)	14.67	(2.04	)(4)	82,009	0.84	(5)(6)	0.84	(5)(6)(17)	0.63	(5)	30

For the Year Ended October 31, 2015
A	$16.73	$0.02	$0.25	$0.27	$(0.02)	$(1.87)	$(1.89)	$15.11	2.28%		$229,953	1.25%		1.25%		0.11%		33%
B	14.91	(0.10)	0.21	0.11	—	(1.87)	(1.87)	13.15	1.37		1,417	2.28		2.09		(0.75)		33
C	14.84	(0.08)	0.20	0.12	—	(1.87)	(1.87)	13.09	1.45		41,149	1.97		1.97		(0.62)		33
I	16.85	0.07	0.25	0.32	(0.08)	(1.87)	(1.95)	15.22	2.57		29,987	0.92		0.92		0.42		33
R3	17.45	(0.03)	0.27	0.24	—	(1.87)	(1.87)	15.82	1.97		10,204	1.52		1.52		(0.19)		33
R4	17.61	0.02	0.27	0.29	(0.04)	(1.87)	(1.91)	15.99	2.26		11,711	1.21		1.21		0.15		33
R5	17.75	0.07	0.28	0.35	(0.08)	(1.87)	(1.95)	16.15	2.62		7,564	0.92		0.92		0.44		33
Y	17.78	0.09	0.28	0.37	(0.09)	(1.87)	(1.96)	16.19	2.73		158,691	0.81		0.81		0.54		33

For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81	$1.84	$—	$(1.55)	$(1.55)	$16.73	12.32%		$222,876	1.27%		1.27%		0.19%		43%
B	14.93	(0.09)	1.62	1.53	—	(1.55)	(1.55)	14.91	11.41		2,156	2.28		2.10		(0.63)		43
C	14.85	(0.08)	1.62	1.54	—	(1.55)	(1.55)	14.84	11.56		41,382	1.99		1.99		(0.53)		43
I	16.49	0.09	1.82	1.91	—	(1.55)	(1.55)	16.85	12.75		37,414	0.92		0.92		0.53		43
R3	17.12	(0.01)	1.89	1.88	—	(1.55)	(1.55)	17.45	12.05		10,187	1.53		1.53		(0.08)		43
R4	17.21	0.04	1.91	1.95	—	(1.55)	(1.55)	17.61	12.42		9,476	1.22		1.22		0.22		43
R5	17.29	0.09	1.92	2.01	—	(1.55)	(1.55)	17.75	12.73		2,851	0.93		0.93		0.52		43
Y	17.31	0.11	1.91	2.02	—	(1.55)	(1.55)	17.78	12.79		166,729	0.82		0.82		0.63		43

The accompanying notes are an integral part of these financial statements.

127

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Value Fund (continued)
For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)	$—	$(0.13)	$16.44	32.01%		$207,552	1.31%		1.31%		0.11%		59%
B	11.40	(0.09)	3.62	3.53	—	—	—	14.93	30.96		2,819	2.33		2.10		(0.68)		59
C	11.38	(0.08)	3.60	3.52	(0.05)	—	(0.05)	14.85	31.07		38,067	2.01		2.01		(0.60)		59
I	12.62	0.06	3.99	4.05	(0.18)	—	(0.18)	16.49	32.49		18,791	0.96		0.96		0.43		59
R3	13.12	(0.02)	4.15	4.13	(0.13)	—	(0.13)	17.12	31.68		5,089	1.53		1.53		(0.12)		59
R4	13.17	0.03	4.16	4.19	(0.15)	—	(0.15)	17.21	32.11		4,903	1.22		1.22		0.18		59
R5	13.23	0.06	4.19	4.25	(0.19)	—	(0.19)	17.29	32.46		1,309	0.93		0.93		0.38		59
Y	13.24	0.09	4.18	4.27	(0.20)	—	(0.20)	17.31	32.64		150,335	0.82		0.82		0.60		59

For the Year Ended October 31, 2012
A	$10.75	$0.08	$1.80	$1.88	$(0.05)	$—	$(0.05)	$12.58	17.55%		$159,104	1.38%		1.35%		0.67%		59%
B	9.77	(0.02)	1.65	1.63	—	—	—	11.40	16.88		2,813	2.38		2.10		(0.21)		59
C	9.74	—	1.64	1.64	—	—	—	11.38	16.84		28,522	2.06		2.06		(0.05)		59
I	10.79	0.12	1.81	1.93	(0.10)	—	(0.10)	12.62	18.02		5,296	1.00		1.00		1.06		59
R3	11.23	0.06	1.88	1.94	(0.05)	—	(0.05)	13.12	17.41		3,514	1.55		1.55		0.50		59
R4	11.28	0.10	1.88	1.98	(0.09)	—	(0.09)	13.17	17.70		2,735	1.25		1.25		0.79		59
R5	11.31	0.14	1.88	2.02	(0.10)	—	(0.10)	13.23	18.07		311	0.96		0.95		1.14		59
Y	11.31	0.15	1.89	2.04	(0.11)	—	(0.11)	13.24	18.22		136,388	0.84		0.84		1.24		59

For the Year Ended October 31, 2011
A	$10.69	$0.01	$0.05	$0.06	$—	$—	$—	$10.75	0.56%		$147,222	1.38%		1.35%		0.05%		54%
B	9.79	(0.07)	0.05	(0.02)	—	—	—	9.77	(0.20)		8,100	2.32		2.10		(0.69)		54
C	9.77	(0.07)	0.04	(0.03)	—	—	—	9.74	(0.31)		28,939	2.09		2.09		(0.70)		54
I	10.72	0.04	0.05	0.09	(0.02)	—	(0.02)	10.79	0.81		3,459	1.04		1.04		0.34		54
R3	11.20	(0.03)	0.06	0.03	—	—	—	11.23	0.27		1,584	1.60		1.55		(0.23)		54
R4	11.21	(0.01)	0.08	0.07	—	—	—	11.28	0.62		1,523	1.29		1.25		(0.05)		54
R5	11.22	0.05	0.06	0.11	(0.02)	—	(0.02)	11.31	0.96		136	0.99		0.95		0.43		54
Y	11.22	0.06	0.06	0.12	(0.03)	—	(0.03)	11.31	1.01		109,944	0.88		0.88		0.51		54

Hartford Small Cap Core Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$12.35	$0.07	$(0.41)	$(0.34)	$(0.02)	$(0.72)	$(0.74)	$11.27	(2.72	)%(4)	$48,319	1.38	%(5)(6)	1.32	%(5)(6)(18)	1.27	%(5)	50%
B	11.58	0.03	(0.39)	(0.36)	—	(0.72)	(0.72)	10.50	(3.06	)(4)	1,244	2.31	(5)(6)	2.07	(5)(6)(18)	0.49	(5)	50
C	11.43	0.03	(0.39)	(0.36)	—	(0.72)	(0.72)	10.35	(3.10	)(4)	11,505	2.10	(5)(6)	2.07	(5)(6)(18)	0.51	(5)	50
I	12.38	0.09	(0.42)	(0.33)	(0.06)	(0.72)	(0.78)	11.27	(2.63	)(4)	2,091	1.02	(5)(6)	1.01	(5)(6)(18)	1.57	(5)	50
R3	12.67	0.06	(0.43)	(0.37)	—	(0.72)	(0.72)	11.58	(2.86	)(4)	891	1.62	(5)(6)	1.52	(5)(6)(18)	1.06	(5)	50
R4	12.72	0.08	(0.43)	(0.35)	(0.02)	(0.72)	(0.74)	11.63	(2.68	)(4)	306	1.31	(5)(6)	1.22	(5)(6)(18)	1.32	(5)	50
R5	12.78	0.08	(0.41)	(0.33)	(0.09)	(0.72)	(0.81)	11.64	(2.52	)(4)	43	1.02	(5)(6)	0.92	(5)(6)(18)	1.34	(5)	50
Y	12.77	0.10	(0.42)	(0.32)	(0.06)	(0.72)	(0.78)	11.67	(2.45	)(4)	121,198	0.89	(5)(6)	0.87	(5)(6)(18)	1.89	(5)	50

For the Year Ended October 31, 2015
A	$13.89	$0.11	$(0.28)	$(0.17)	$(0.08)	$(1.29)	$(1.37)	$12.35	(1.17)%		$51,249	1.40%		1.29%		0.85%		112%
B	13.12	0.01	(0.26)	(0.25)	—	(1.29)	(1.29)	11.58	(1.92)		1,792	2.28		2.05		0.12		112
C	12.96	0.01	(0.25)	(0.24)	—	(1.29)	(1.29)	11.43	(1.86)		12,905	2.14		2.04		0.10		112
I(11)	13.40	0.08	(1.10)	(1.02)	—	—	—	12.38	(7.61	)(4)	2,429	1.12	(5)	0.99	(5)	1.01	(5)	112
R3	14.21	0.09	(0.28)	(0.19)	(0.06)	(1.29)	(1.35)	12.67	(1.29)		830	1.70		1.50		0.64		112
R4	14.26	0.13	(0.27)	(0.14)	(0.11)	(1.29)	(1.40)	12.72	(0.97)		608	1.37		1.20		0.94		112
R5	14.32	0.17	(0.29)	(0.12)	(0.13)	(1.29)	(1.42)	12.78	(0.75)		218	1.06		0.90		1.23		112
Y	14.31	0.16	(0.27)	(0.11)	(0.14)	(1.29)	(1.43)	12.77	(0.71)		1,312	0.96		0.85		1.23		112

The accompanying notes are an integral part of these financial statements.

128

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Small Cap Core Fund (continued)
For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11	$1.21	$(0.14)	$(1.95)	$(2.09)	$13.89	9.22%		$54,722	1.41%		1.30%		0.75%		116%
B	14.06	—	1.05	1.05	(0.04)	(1.95)	(1.99)	13.12	8.39		3,119	2.32		2.05		0.01		116
C	13.94	—	1.03	1.03	(0.06)	(1.95)	(2.01)	12.96	8.39		13,603	2.16		2.05		—		116
R3	15.10	0.07	1.14	1.21	(0.15)	(1.95)	(2.10)	14.21	8.99		587	1.70		1.50		0.53		116
R4	15.10	0.11	1.14	1.25	(0.14)	(1.95)	(2.09)	14.26	9.31		516	1.37		1.20		0.81		116
R5	15.16	0.16	1.14	1.30	(0.19)	(1.95)	(2.14)	14.32	9.62		204	1.05		0.90		1.14		116
Y	15.14	0.17	1.14	1.31	(0.19)	(1.95)	(2.14)	14.31	9.75		247	0.96		0.85		1.20		116

For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50	$3.69	$(0.13)	$—	$(0.13)	$14.77	33.23%		$51,393	1.43%		1.30%		1.48%		140%
B	10.68	0.09	3.34	3.43	(0.05)	—	(0.05)	14.06	32.21		4,337	2.35		2.05		0.77		140
C	10.60	0.09	3.30	3.39	(0.05)	—	(0.05)	13.94	32.12		12,315	2.18		2.05		0.73		140
R3	11.47	0.14	3.61	3.75	(0.12)	—	(0.12)	15.10	32.93		598	1.68		1.50		1.05		140
R4	11.48	0.23	3.55	3.78	(0.16)	—	(0.16)	15.10	33.25		172	1.34		1.20		1.75		140
R5	11.51	0.25	3.58	3.83	(0.18)	—	(0.18)	15.16	33.71		169	1.04		0.90		1.87		140
Y	11.51	0.29	3.53	3.82	(0.19)	—	(0.19)	15.14	33.59		224	0.93		0.85		2.33		140

For the Year Ended October 31, 2012(9)
A	$10.10	$0.08	$1.03	$1.11	$—	$—	$—	$11.21	10.99%		$41,266	1.44%		1.30%		0.69%		121%
B	9.69	(0.01)	1.00	0.99	—	—	—	10.68	10.22		4,391	2.38		2.05		(0.06)		121
C	9.62	(0.01)	0.99	0.98	—	—	—	10.60	10.19		9,624	2.21		2.05		(0.06)		121
R3	10.35	0.05	1.07	1.12	—	—	—	11.47	10.82		144	1.65		1.50		0.52		121
R4	10.36	0.09	1.06	1.15	(0.03)	—	(0.03)	11.48	11.11		262	1.35		1.20		0.90		121
R5	10.36	0.12	1.07	1.19	(0.04)	—	(0.04)	11.51	11.48		127	1.03		0.90		1.11		121
Y	10.36	0.23	0.96	1.19	(0.04)	—	(0.04)	11.51	11.49		20,243	0.90		0.85		1.01		121

For the Year Ended October 31, 2011
A	$9.37	$0.03	$0.73	$0.76	$(0.03)	$—	$(0.03)	$10.10	8.09%		$44,655	1.36%		1.30%		0.27%		202%
B	9.04	(0.05)	0.70	0.65	—	—	—	9.69	7.19		4,821	2.31		2.05		(0.47)		202
C	8.97	(0.05)	0.70	0.65	—	—	—	9.62	7.25		9,702	2.13		2.05		(0.48)		202
R3(19)	9.13	—	1.22	1.22	—	—	—	10.35	13.36	(4)	113	1.61	(5)	1.50	(5)	(0.40	)(5)	202
R4(19)	9.13	—	1.23	1.23	—	—	—	10.36	13.47	(4)	113	1.31	(5)	1.20	(5)	(0.12	)(5)	202
R5(19)	9.13	—	1.23	1.23	—	—	—	10.36	13.47	(4)	114	1.01	(5)	0.90	(5)	0.17	(5)	202
Y	9.60	0.07	0.76	0.83	(0.07)	—	(0.07)	10.36	8.61		88,130	0.87		0.85		0.68		202

The Hartford Small Cap Growth Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$48.56	$(0.07)	$(2.19)	$(2.26)	$—	$(3.93)	$(3.93)	$42.37	(4.87	)%(4)	$203,820	1.26	%(5)(6)	1.26	%(5)(6)	(0.31	)%(5)	20%
B	39.35	(0.19)	(1.76)	(1.95)	—	(3.93)	(3.93)	33.47	(5.28	)(4)	876	2.44	(5)(6)	2.08	(5)(6)	(1.11	)(5)	20
C	39.03	(0.17)	(1.74)	(1.91)	—	(3.93)	(3.93)	33.19	(5.19	)(4)	41,589	1.94	(5)(6)	1.94	(5)(6)	(0.99	)(5)	20
I	49.68	(0.01)	(2.25)	(2.26)	—	(3.93)	(3.93)	43.49	(4.76	)(4)	137,088	0.99	(5)(6)	0.99	(5)(6)	(0.03	)(5)	20
R3	48.54	(0.12)	(2.19)	(2.31)	—	(3.93)	(3.93)	42.30	(5.01	)(4)	14,977	1.50	(5)(6)	1.50	(5)(6)	(0.55	)(5)	20
R4	49.87	(0.05)	(2.25)	(2.30)	—	(3.93)	(3.93)	43.64	(4.84	)(4)	67,030	1.18	(5)(6)	1.18	(5)(6)	(0.24	)(5)	20
R5	51.35	0.01	(2.32)	(2.31)	—	(3.93)	(3.93)	45.11	(4.70	)(4)	108,904	0.88	(5)(6)	0.88	(5)(6)	0.06	(5)	20
R6	51.73	(0.01)	(2.30)	(2.31)	—	(3.93)	(3.93)	45.49	(4.68	)(4)	3,979	0.78	(5)(6)	0.78	(5)(6)	(0.03	)(5)	20
Y	51.78	0.04	(2.34)	(2.30)	—	(3.93)	(3.93)	45.55	(4.63	)(4)	285,221	0.78	(5)(6)	0.78	(5)(6)	0.17	(5)	20

The accompanying notes are an integral part of these financial statements.

129

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Cap Growth Fund (continued)
For the Year Ended October 31, 2015
A	$48.63	$(0.20)	$2.25	$2.05	$—	$(2.12)	$(2.12)	$48.56	4.37%	$243,999	1.21%	1.21%	(0.40)%		70%
B	40.12	(0.48)	1.83	1.35	—	(2.12)	(2.12)	39.35	3.54	1,500	2.20	2.03	(1.18)		70
C	39.77	(0.45)	1.83	1.38	—	(2.12)	(2.12)	39.03	3.62	49,549	1.91	1.91	(1.11)		70
I	49.55	(0.06)	2.31	2.25	—	(2.12)	(2.12)	49.68	4.70	209,184	0.92	0.92	(0.13)		70
R3	48.74	(0.36)	2.28	1.92	—	(2.12)	(2.12)	48.54	4.10	16,184	1.48	1.48	(0.70)		70
R4	49.86	(0.20)	2.33	2.13	—	(2.12)	(2.12)	49.87	4.44	74,037	1.17	1.17	(0.38)		70
R5	51.13	(0.05)	2.39	2.34	—	(2.12)	(2.12)	51.35	4.74	115,719	0.87	0.87	(0.10)		70
R6(8)	51.80	(0.02)	2.07	2.05	—	(2.12)	(2.12)	51.73	4.13 (4)	14	0.87 (5)	0.87 (5)	(0.05	)(5)	70
Y	51.49	0.01	2.40	2.41	—	(2.12)	(2.12)	51.78	4.84	314,145	0.77	0.77	0.02		70

For the Year Ended October 31, 2014
A	$47.96	$(0.26)	$4.36	$4.10	$—	$(3.43)	$(3.43)	$48.63	9.02%	$239,697	1.28%	1.28%	(0.55)%		61%
B	40.45	(0.54)	3.64	3.10	—	(3.43)	(3.43)	40.12	8.16	2,695	2.26	2.11	(1.36)		61
C	40.08	(0.49)	3.61	3.12	—	(3.43)	(3.43)	39.77	8.30	44,184	1.97	1.97	(1.24)		61
I	48.67	(0.12)	4.43	4.31	—	(3.43)	(3.43)	49.55	9.34	114,450	0.97	0.97	(0.25)		61
R3	48.17	(0.38)	4.38	4.00	—	(3.43)	(3.43)	48.74	8.76	8,744	1.53	1.53	(0.81)		61
R4	49.06	(0.25)	4.48	4.23	—	(3.43)	(3.43)	49.86	9.09	47,028	1.22	1.22	(0.52)		61
R5	50.07	(0.11)	4.60	4.49	—	(3.43)	(3.43)	51.13	9.45	39,856	0.91	0.91	(0.22)		61
Y	50.36	(0.05)	4.61	4.56	—	(3.43)	(3.43)	51.49	9.54	213,384	0.81	0.81	(0.10)		61

For the Year Ended October 31, 2013
A	$34.72	$(0.15)	$13.39	$13.24	$—	$—	$—	$47.96	38.13%	$226,795	1.40%	1.40%	(0.37)%		90%
B	29.50	(0.36)	11.31	10.95	—	—	—	40.45	37.12	4,552	2.40	2.15	(1.05)		90
C	29.21	(0.40)	11.27	10.87	—	—	—	40.08	37.21	33,255	2.08	2.08	(1.13)		90
I	35.10	(0.05)	13.62	13.57	—	—	—	48.67	38.66	71,601	1.04	1.04	(0.13)		90
R3	34.93	(0.26)	13.50	13.24	—	—	—	48.17	37.90	8,280	1.59	1.59	(0.62)		90
R4	35.47	(0.19)	13.78	13.59	—	—	—	49.06	38.31	17,412	1.27	1.27	(0.44)		90
R5	36.10	(0.10)	14.07	13.97	—	—	—	50.07	38.70	3,579	0.97	0.97	(0.22)		90
Y	36.27	0.03	14.06	14.09	—	—	—	50.36	38.85	121,003	0.87	0.87	0.07		90

For the Year Ended October 31, 2012
A	$31.27	$(0.22)	$3.67	$3.45	$—	$—	$—	$34.72	11.03%	$154,415	1.48%	1.40%	(0.65)%		73%
B	26.77	(0.40)	3.13	2.73	—	—	—	29.50	10.20	4,747	2.44	2.15	(1.41)		73
C	26.51	(0.40)	3.10	2.70	—	—	—	29.21	10.18	13,343	2.17	2.15	(1.40)		73
I	31.52	(0.11)	3.69	3.58	—	—	—	35.10	11.36	20,730	1.11	1.11	(0.33)		73
R3	31.53	(0.27)	3.67	3.40	—	—	—	34.93	11.78	3,672	1.67	1.60	(0.80)		73
R4	31.91	(0.19)	3.75	3.56	—	—	—	35.47	11.16	4,053	1.32	1.30	(0.54)		73
R5	32.38	(0.08)	3.80	3.72	—	—	—	36.10	11.49	345	1.05	1.00	(0.24)		73
Y	32.51	(0.06)	3.82	3.76	—	—	—	36.27	11.57	41,745	0.89	0.89	(0.18)		73

For the Year Ended October 31, 2011
A(16)	$27.59	$(0.29)	$3.97	$3.68	$—	$—	$—	$31.27	13.34%	$154,303	1.48%	1.40%	(0.93)%		70%
B	23.80	(0.40)	3.37	2.97	—	—	—	26.77	12.48	7,018	2.39	2.15	(1.46)		70
C	23.57	(0.40)	3.34	2.94	—	—	—	26.51	12.47	12,285	2.18	2.15	(1.47)		70
I	27.73	(0.14)	3.93	3.79	—	—	—	31.52	13.67	9,312	1.10	1.10	(0.43)		70
R3	27.87	(0.30)	3.96	3.66	—	—	—	31.53	13.13	763	1.69	1.60	(0.93)		70
R4	28.13	(0.20)	3.98	3.78	—	—	—	31.91	13.44	3,059	1.30	1.30	(0.62)		70
R5	28.46	(0.11)	4.03	3.92	—	—	—	32.38	13.77	227	1.03	1.00	(0.33)		70
Y	28.54	(0.07)	4.04	3.97	—	—	—	32.51	13.91	134,508	0.89	0.89	(0.22)		70

The accompanying notes are an integral part of these financial statements.

130

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Company Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$19.36	$(0.06)	$(1.55)	$(1.61)	$—	$(2.58)	$(2.58)	$15.17	(9.14	)%(4)	$277,730	1.43	%(5)(6)	1.41	%(5)(6)(20)	(0.81	)%(5)	46%
B	15.08	(0.09)	(1.17)	(1.26)	—	(2.58)	(2.58)	11.24	(9.46	)(4)	1,498	2.54	(5)(6)	2.16	(5)(6)(20)	(1.55	)(5)	46
C	15.06	(0.09)	(1.17)	(1.26)	—	(2.58)	(2.58)	11.22	(9.47	)(4)	28,714	2.12	(5)(6)	2.12	(5)(6)(20)	(1.53	)(5)	46
I	20.04	(0.05)	(1.60)	(1.65)	—	(2.58)	(2.58)	15.81	(9.02	)(4)	40,750	1.22	(5)(6)	1.16	(5)(6)(20)	(0.56	)(5)	46
R3	20.77	(0.08)	(1.67)	(1.75)	—	(2.58)	(2.58)	16.44	(9.20	)(4)	31,251	1.59	(5)(6)	1.56	(5)(6)(20)	(0.96	)(5)	46
R4	21.61	(0.06)	(1.75)	(1.81)	—	(2.58)	(2.58)	17.22	(9.06	)(4)	34,044	1.29	(5)(6)	1.26	(5)(6)(20)	(0.66	)(5)	46
R5	22.37	(0.03)	(1.81)	(1.84)	—	(2.58)	(2.58)	17.95	(8.92	)(4)	26,119	0.99	(5)(6)	0.96	(5)(6)(20)	(0.36	)(5)	46
R6	22.69	(0.03)	(1.83)	(1.86)	—	(2.58)	(2.58)	18.25	(8.88	)(4)	10,646	0.88	(5)(6)	0.88	(5)(6)(20)	(0.38	)(5)	46
Y	22.69	(0.03)	(1.83)	(1.86)	—	(2.58)	(2.58)	18.25	(8.88	)(4)	170,750	0.88	(5)(6)	0.88	(5)(6)(20)	(0.28	)(5)	46

For the Year Ended October 31, 2015
A	$24.83	$(0.17)	$(1.21)	$(1.38)	$—	$(4.09)	$(4.09)	$19.36	(6.22)%		$327,509	1.34%		1.34%		(0.77)%		96%
B	20.40	(0.27)	(0.96)	(1.23)	—	(4.09)	(4.09)	15.08	(6.98)		2,531	2.30		2.13		(1.56)		96
C	20.36	(0.25)	(0.96)	(1.21)	—	(4.09)	(4.09)	15.06	(6.87)		35,455	2.04		2.04		(1.47)		96
I	25.51	(0.12)	(1.26)	(1.38)	—	(4.09)	(4.09)	20.04	(6.03)		69,569	1.11		1.11		(0.55)		96
R3	26.39	(0.23)	(1.30)	(1.53)	—	(4.09)	(4.09)	20.77	(6.46)		35,865	1.54		1.54		(0.98)		96
R4	27.21	(0.17)	(1.34)	(1.51)	—	(4.09)	(4.09)	21.61	(6.15)		41,922	1.24		1.24		(0.68)		96
R5	27.95	(0.09)	(1.40)	(1.49)	—	(4.09)	(4.09)	22.37	(5.88)		30,053	0.97		0.95		(0.35)		96
R6(8)	28.20	(0.08)	(1.34)	(1.42)	—	(4.09)	(4.09)	22.69	(5.56	)(4)	9	0.91	(5)	0.90	(5)	(0.32	)(5)	96
Y	28.27	(0.07)	(1.42)	(1.49)	—	(4.09)	(4.09)	22.69	(5.80)		279,594	0.85		0.85		(0.28)		96

For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$—	$(2.77)	$(2.77)	$24.83	13.49%		$355,056	1.34%		1.34%		(1.01)%		92%
B	20.82	(0.36)	2.71	2.35	—	(2.77)	(2.77)	20.40	12.61		4,730	2.29		2.15		(1.80)		92
C	20.77	(0.34)	2.70	2.36	—	(2.77)	(2.77)	20.36	12.70		38,351	2.05		2.05		(1.71)		92
I	25.12	(0.19)	3.35	3.16	—	(2.77)	(2.77)	25.51	13.78		60,425	1.10		1.10		(0.77)		92
R3	26.00	(0.31)	3.47	3.16	—	(2.77)	(2.77)	26.39	13.27		60,124	1.55		1.55		(1.21)		92
R4	26.65	(0.24)	3.57	3.33	—	(2.77)	(2.77)	27.21	13.62		66,353	1.25		1.25		(0.91)		92
R5	27.23	(0.16)	3.65	3.49	—	(2.77)	(2.77)	27.95	13.95		7,585	0.97		0.95		(0.61)		92
Y	27.48	(0.14)	3.70	3.56	—	(2.77)	(2.77)	28.27	14.08		337,933	0.85		0.85		(0.51)		92

For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$—	$(1.34)	$(1.34)	$24.58	35.44%		$320,630	1.39%		1.39%		(0.73)%		106%
B	16.87	(0.27)	5.56	5.29	—	(1.34)	(1.34)	20.82	34.34		6,062	2.35		2.15		(1.47)		106
C	16.82	(0.26)	5.55	5.29	—	(1.34)	(1.34)	20.77	34.45		38,428	2.09		2.09		(1.43)		106
I	19.87	(0.11)	6.70	6.59	—	(1.34)	(1.34)	25.12	35.79		38,749	1.14		1.14		(0.52)		106
R3	20.61	(0.20)	6.93	6.73	—	(1.34)	(1.34)	26.00	35.15		57,652	1.56		1.55		(0.88)		106
R4	21.03	(0.14)	7.10	6.96	—	(1.34)	(1.34)	26.65	35.56		67,467	1.26		1.25		(0.59)		106
R5	21.39	(0.06)	7.24	7.18	—	(1.34)	(1.34)	27.23	36.02		8,321	0.99		0.95		(0.25)		106
Y	21.56	(0.05)	7.31	7.26	—	(1.34)	(1.34)	27.48	36.12		320,003	0.86		0.86		(0.20)		106

For the Year Ended October 31, 2012
A	$19.23	$(0.18)	$1.46	$1.28	$—	$(0.99)	$(0.99)	$19.52	7.44%		$268,501	1.41%		1.40%		(0.85)%		124%
B	16.88	(0.35)	1.33	0.98	—	(0.99)	(0.99)	16.87	6.65		5,972	2.37		2.15		(1.60)		124
C	16.83	(0.29)	1.27	0.98	—	(0.99)	(0.99)	16.82	6.67		32,182	2.12		2.12		(1.57)		124
I	19.51	(0.11)	1.46	1.35	—	(0.99)	(0.99)	19.87	7.70		24,366	1.14		1.14		(0.58)		124
R3	20.27	(0.20)	1.53	1.33	—	(0.99)	(0.99)	20.61	7.30		48,148	1.58		1.55		(0.99)		124
R4	20.60	(0.13)	1.55	1.42	—	(0.99)	(0.99)	21.03	7.63		56,217	1.27		1.25		(0.68)		124
R5	20.88	(0.11)	1.61	1.50	—	(0.99)	(0.99)	21.39	7.93		8,859	1.00		0.95		(0.41)		124
Y	21.02	(0.06)	1.59	1.53	—	(0.99)	(0.99)	21.56	8.02		243,219	0.87		0.87		(0.30)		124

The accompanying notes are an integral part of these financial statements.

131

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Company Fund (continued)
For the Year Ended October 31, 2011
A	$17.48	$(0.15)	$1.90	$1.75	$—	$—	$—	$19.23	10.01%		$296,062	1.37%		1.37%		(0.77)%		111%
B	15.46	(0.27)	1.69	1.42	—	—	—	16.88	9.18		9,192	2.30		2.15		(1.55)		111
C	15.41	(0.26)	1.68	1.42	—	—	—	16.83	9.21		36,465	2.10		2.10		(1.50)		111
I	17.68	(0.10)	1.93	1.83	—	—	—	19.51	10.35		19,056	1.08		1.08		(0.49)		111
R3	18.45	(0.20)	2.02	1.82	—	—	—	20.27	9.86		46,392	1.57		1.55		(0.96)		111
R4	18.70	(0.14)	2.04	1.90	—	—	—	20.60	10.16		51,387	1.26		1.25		(0.66)		111
R5	18.90	(0.08)	2.06	1.98	—	—	—	20.88	10.48		9,867	0.99		0.95		(0.35)		111
Y	19.01	(0.06)	2.07	2.01	—	—	—	21.02	10.57		235,036	0.86		0.86		(0.26)		111

The Hartford Value Opportunities Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$18.66	$0.10	$(0.14)	$(0.04)	$(0.21)	$(1.24)	$(1.45)	$17.17	0.22	%(4)	$194,786	1.25	%(5)(6)	1.25	%(5)(6)	1.22	%(5)	20%
B	16.45	0.02	(0.12)	(0.10)	(0.01)	(1.24)	(1.25)	15.10	(0.22	)(4)	1,084	2.50	(5)(6)	2.10	(5)(6)	0.34	(5)	20
C	16.34	0.04	(0.13)	(0.09)	(0.10)	(1.24)	(1.34)	14.91	(0.15	)(4)	24,014	1.96	(5)(6)	1.96	(5)(6)	0.49	(5)	20
I	18.47	0.12	(0.13)	(0.01)	(0.26)	(1.24)	(1.50)	16.96	0.35	(4)	15,160	0.93	(5)(6)	0.93	(5)(6)	1.48	(5)	20
R3	18.83	0.08	(0.14)	(0.06)	(0.15)	(1.24)	(1.39)	17.38	0.07	(4)	2,869	1.54	(5)(6)	1.54	(5)(6)	0.91	(5)	20
R4	19.03	0.11	(0.14)	(0.03)	(0.21)	(1.24)	(1.45)	17.55	0.22	(4)	10,440	1.21	(5)(6)	1.21	(5)(6)	1.25	(5)	20
R5	19.19	0.13	(0.14)	(0.01)	(0.27)	(1.24)	(1.51)	17.67	0.39	(4)	2,418	0.91	(5)(6)	0.91	(5)(6)	1.57	(5)	20
Y	19.24	0.15	(0.14)	0.01	(0.29)	(1.24)	(1.53)	17.72	0.43	(4)	2,133	0.80	(5)(6)	0.80	(5)(6)	1.73	(5)	20

For the Year Ended October 31, 2015
A	$20.45	$0.21	$(0.47)	$(0.26)	$(0.13)	$(1.40)	$(1.53)	$18.66	(1.20)%		$207,339	1.21%		1.21%		1.10%		55%
B	18.22	0.03	(0.40)	(0.37)	—	(1.40)	(1.40)	16.45	(1.94)		1,909	2.28		1.97		0.19		55
C	18.14	0.06	(0.42)	(0.36)	(0.04)	(1.40)	(1.44)	16.34	(1.90)		26,763	1.93		1.93		0.36		55
I	20.25	0.27	(0.45)	(0.18)	(0.20)	(1.40)	(1.60)	18.47	(0.78)		27,168	0.88		0.88		1.41		55
R3	20.62	0.15	(0.46)	(0.31)	(0.08)	(1.40)	(1.48)	18.83	(1.45)		3,657	1.52		1.49		0.79		55
R4	20.82	0.22	(0.47)	(0.25)	(0.14)	(1.40)	(1.54)	19.03	(1.11)		11,942	1.19		1.18		1.11		55
R5	20.95	0.28	(0.48)	(0.20)	(0.16)	(1.40)	(1.56)	19.19	(0.87)		2,487	0.90		0.88		1.41		55
Y	21.03	0.30	(0.49)	(0.19)	(0.20)	(1.40)	(1.60)	19.24	(0.77)		1,618	0.79		0.79		1.50		55

For the Year Ended October 31, 2014
A	$18.31	$0.17	$2.05	$2.22	$(0.08)	$—	$(0.08)	$20.45	12.18%		$237,539	1.25%		1.25%		0.87%		74	%(21)
B	16.36	0.03	1.83	1.86	—	—	—	18.22	11.37		3,928	2.27		1.97		0.19		74	(21)
C	16.29	0.02	1.83	1.85	—	—	—	18.14	11.36		31,729	1.95		1.95		0.12		74	(21)
I	18.12	0.23	2.03	2.26	(0.13)	—	(0.13)	20.25	12.56		44,306	0.87		0.87		1.17		74	(21)
R3	18.50	0.13	2.05	2.18	(0.06)	—	(0.06)	20.62	11.84		4,528	1.53		1.47		0.63		74	(21)
R4	18.64	0.18	2.09	2.27	(0.09)	—	(0.09)	20.82	12.24		13,626	1.21		1.17		0.91		74	(21)
R5	18.76	0.24	2.10	2.34	(0.15)	—	(0.15)	20.95	12.52		2,735	0.88		0.85		1.15		74	(21)
Y	18.82	0.21	2.16	2.37	(0.16)	—	(0.16)	21.03	12.64		1,841	0.83		0.83		1.07		74	(21)

For the Year Ended October 31, 2013
A	$14.02	$0.11	$4.40	$4.51	$(0.22)	$—	$(0.22)	$18.31	32.53%		$118,203	1.44%		1.35%		0.67%		81%
B	12.54	—	3.93	3.93	(0.11)	—	(0.11)	16.36	31.50		3,825	2.39		2.10		(0.03)		81
C	12.49	(0.01)	3.93	3.92	(0.12)	—	(0.12)	16.29	31.59		11,059	2.13		2.10		(0.07)		81
I	13.87	0.16	4.34	4.50	(0.25)	—	(0.25)	18.12	32.93		7,908	1.07		1.06		0.95		81
R3	14.16	0.08	4.45	4.53	(0.19)	—	(0.19)	18.50	32.31		1,480	1.68		1.55		0.49		81
R4	14.27	0.13	4.47	4.60	(0.23)	—	(0.23)	18.64	32.62		7,271	1.32		1.25		0.78		81
R5	14.36	0.18	4.50	4.68	(0.28)	—	(0.28)	18.76	33.06		1,909	1.02		0.95		1.08		81
Y	14.41	0.19	4.50	4.69	(0.28)	—	(0.28)	18.82	33.06		1,149	0.91		0.90		1.17		81

The accompanying notes are an integral part of these financial statements.

132

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Value Opportunities Fund (continued)
For the Year Ended October 31, 2012
A	$12.68	$0.19	$1.27	$1.46	$(0.12)	$—	$(0.12)	$14.02	11.60%	$86,261	1.50%	1.35%	1.44%	56%
B	11.33	0.08	1.15	1.23	(0.02)	—	(0.02)	12.54	10.85	4,388	2.44	2.10	0.65	56
C	11.31	0.08	1.13	1.21	(0.03)	—	(0.03)	12.49	10.74	8,880	2.17	2.10	0.67	56
I	12.57	0.22	1.25	1.47	(0.17)	—	(0.17)	13.87	11.87	3,995	1.11	1.09	1.70	56
R3	12.81	0.18	1.27	1.45	(0.10)	—	(0.10)	14.16	11.38	1,443	1.70	1.55	1.31	56
R4	12.90	0.21	1.30	1.51	(0.14)	—	(0.14)	14.27	11.81	6,015	1.33	1.25	1.55	56
R5	12.99	0.31	1.24	1.55	(0.18)	—	(0.18)	14.36	12.08	1,296	1.05	0.95	2.25	56
Y	13.05	0.24	1.30	1.54	(0.18)	—	(0.18)	14.41	12.00	1,076	0.92	0.90	1.77	56

For the Year Ended October 31, 2011(9)
A(16)	$12.15	$0.09	$0.45	$0.54	$(0.01)	$—	$(0.01)	$12.68	4.41%	$86,456	1.46%	1.35%	0.81%	70%
B	10.94	(0.02)	0.41	0.39	—	—	—	11.33	3.56	5,838	2.39	2.10	(0.10)	70
C	10.91	(0.01)	0.41	0.40	—	—	—	11.31	3.67	10,227	2.15	2.10	(0.09)	70
I	12.04	0.14	0.44	0.58	(0.05)	—	(0.05)	12.57	4.80	2,535	1.03	1.01	1.06	70
R3	12.30	0.07	0.44	0.51	—	—	—	12.81	4.15	934	1.68	1.55	0.45	70
R4	12.37	0.10	0.45	0.55	(0.02)	—	(0.02)	12.90	4.47	5,865	1.31	1.25	0.75	70
R5	12.45	0.13	0.47	0.60	(0.06)	—	(0.06)	12.99	4.81	221	1.05	0.95	1.04	70
Y	12.51	0.14	0.47	0.61	(0.07)	—	(0.07)	13.05	4.82	34,210	0.91	0.90	1.08	70

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Not annualized.
(5)	Annualized.
(6)	Certain non-recurring expenses incurred by the Fund were not annualized for the six month period ended April 30, 2016.
(7)	Excluding the expenses not subject to cap, the ratios would have been 1.10%, 0.79%, 1.40%, 1.10%, 0.80% and 0.70% for Class A, Class I, Class R3, Class R4, Class R5 and Class R6, respectively.
(8)	Commenced operations on November 7, 2014.
(9)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(10)	Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.52%, 0.51%, 1.09%, 0.79%, 0.49%, 0.44% and 0.43% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(11)	Commenced operations on March 31, 2015.
(12)	Excluding the expenses not subject to cap, the ratios would have been 1.02%, 0.82%, 1.35%, 1.04%, 0.74% and 0.65% for Class A, Class I, Class R3, Class R4, Class R5 and Class R6, respectively.
(13)	Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.86%, 0.90%, 1.45%, 1.14%, 0.84%, 0.75% and 0.74% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(14)	During the year ended October 31, 2014, the Fund incurred $415.5 million in sales of securities held associated with the transition of assets from The Hartford Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(15)	During the year ended October 31, 2013, the Fund incurred $2.8 million in sales of securities held associated with the transition of assets from The Hartford Fundamental Growth Fund, which merged into the Fund on February 22, 2013. These sales are excluded from the portfolio turnover rate calculation.
(16)	Class L was merged into Class A on August 5, 2011.
(17)	Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 1.99%, 0.95%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(18)	Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(19)	Commenced operations on September 30, 2011.
(20)	Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.87% and 0.87% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(21)	During the year ended October 31, 2014, the Fund incurred $121.7 million in sales of securities held associated with the transition of assets from The Hartford Value Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

The accompanying notes are an integral part of these financial statements.

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Domestic Equity Funds

Notes to Financial Statements

April 30, 2016 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty-five and four series, respectively, as of April 30, 2016. The financial statements for certain other series of the Companies are presented in separate reports. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Core Fund (formerly, The Hartford Small/Mid Cap Equity Fund) (the “Small Cap Core Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

The Hartford Small Cap Growth Fund (formerly, The Hartford SmallCap Growth Fund) (the “Small Cap Growth Fund”)

The Hartford Value Opportunities Fund (the “Value Opportunities Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund offers Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares. Each of Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, MidCap Fund, Small Cap Growth Fund and Small Company Fund offers Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the prospectus. Reinstatement privileges with respect to Class B shares are set forth in the prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of the applicable Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in

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accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

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Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

Following is quantitative information about Level 3 fair value measurements:

Capital Appreciation Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at April 30, 2016
Common Stock
Model	EV/EBITDA	8.7x to 15x	$42,153,767
Model	EV/Estimated Revenue	2.52x to 5.5x	11,870,853
Transaction	Trade Price	$1.92 to $107.91	26,310,852

Convertible Bonds
Transaction	Trade Price	$100	157,087

Preferred Stock
Model	EV/EBITDA	12.3x to 22.4x	1,101,189
Model	EV/Estimated Revenue	0.4x to 12.1x	61,486,689
Transaction	Trade Price	$2.03 to $249.87	211,848,162

Total			$354,928,599

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

Growth Opportunities Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at April 30, 2016
Common Stock
Model	EV/EBITDA	8.7x to 15x	$22,864,919
Model	EV/Estimated Revenue	2.52x to 5.5x	6,590,261
Cost	Recent Trade Price	$50.19 to $107.91	10,927,086

Convertible Bonds
Cost	Recent Trade Price	$100	2,665,674

Preferred Stock
Model	EV/Estimated Revenue	0.4x to 12.1x	156,398,044
Cost	Recent Trade Price	$2.03 to $50.19	188,007,035

Total			$387,453,019

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

Small Company Fund

Quantitative Information about Level 3 Fair Value Measurements:

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at April 30, 2016
Common Stock
Model	EV/EBITDA	6.67x to 15x	$6,941,855
Model	EV/Estimated Revenue	3.7x to 3.9x	994,894

Preferred Stock
Model	EV/Estimated Revenue	1.4x to 8.54x	19,210,408
Cost	Recent Trade Price	$3.13 to $4.05	1,206,345

Total			$28,353,502

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

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Domestic Equity Funds

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April 30, 2016 (Unaudited)

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the

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Domestic Equity Funds

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April 30, 2016 (Unaudited)

price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2016.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2016.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures,

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swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding option contracts as of April 30, 2016. Transactions involving written option contracts during the six-month period ended April 30, 2016, are summarized below:

Capital Appreciation Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	10,124	1,788,193
Expired	—	—
Closed	(10,124)	(1,788,193)
Exercised	—	—

End of Period	—	$—

d)	Additional Derivative Instrument Information:

Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$307,944	$—	$—	$—	$—	$307,944

Total	$—	$307,944	$—	$—	$—	$—	$307,944

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$2,919,367	$—	$—	$—	$—	$2,919,367

Total	$—	$2,919,367	$—	$—	$—	$—	$2,919,367

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April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on written options contracts	$—	$—	$—	$1,232,888	$—	$—	$1,232,888
Net realized gain (loss) on foreign currency contracts	—	767,836	—	—	—	—	767,836

Total	$—	$767,836	$—	$1,232,888	$—	$—	$2,000,724

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(4,666,973)	$—	$—	$—	$—	$(4,666,973)

Total	$—	$(4,666,973)	$—	$—	$—	$—	$(4,666,973)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Written Options Contracts	10,124
Foreign Currency Contracts Long	$16,125,864
Foreign Currency Contracts Short	$143,778,881

Core Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$308,859	$—	$—	$308,859

Total	$—	$—	$—	$308,859	$—	$—	$308,859

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$2,678,086	$—	$—	$2,678,086

Total	$—	$—	$—	$2,678,086	$—	$—	$2,678,086

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$(307,564)	$—	$—	$(307,564)

Total	$—	$—	$—	$(307,564)	$—	$—	$(307,564)

141

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	220

Small Cap Core Fund

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$34,578	$—	$—	$34,578

Total	$—	$—	$—	$34,578	$—	$—	$34,578

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	570

Value Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$47,587	$—	$—	$—	$—	$47,587

Total	$—	$47,587	$—	$—	$—	$—	$47,587

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$302,093	$—	$—	$—	$—	$302,093

Total	$—	$302,093	$—	$—	$—	$—	$302,093

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(48,872)	$—	$—	$—	$—	$(48,872)

Total	$—	$(48,872)	$—	$—	$—	$—	$(48,872)

142

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Long	$3,774,749
Foreign Currency Contracts Short	$4,174,934

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2016:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$307,944	$(2,919,367)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	307,944	(2,919,367)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$307,944	$(2,919,367)

143

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Capital Appreciation Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$159,636	$—	$—	$—	$159,636
Bank of Montreal	148,308	—	—	—	148,308

Total	$307,944	$—	$—	$—	$307,944

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Credit Agricole	$(2,376,912)	$—	$—	$—	$(2,376,912)
State Street Global Markets LLC	(372,569)	—	—	—	(372,569)
Westpac International	(169,886)	—	—	—	(169,886)

Total	$(2,919,367)	$—	$—	$—	$(2,919,367)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Core Equity Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$—	$(308,859)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(308,859)

Derivatives not subject to a MNA	—	308,859

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Value Opportunities Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(47,587)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(47,587)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(47,587)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Westpac International	$(47,587)	$—	$—	$—	$(47,587)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

144

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

145

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2015 and October 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$822,807,951	$2,237,888,021	$35,205,562	$489,231,763
Core Equity Fund	90,262	2,105,334	340,114	—
Dividend and Growth Fund	162,211,788	629,491,691	151,445,736	455,772,221
Equity Income Fund	80,701,672	92,612,789	70,154,139	94,333,683
Growth Opportunities Fund	160,915,364	503,348,303	—	103,085,097
Healthcare Fund	—	71,453,477	—	—
MidCap Fund	51,668,231	372,640,289	35,485,555	253,730,424
MidCap Value Fund	5,298,060	50,621,600	—	40,025,116
Small Cap Core Fund	754,527	6,438,937	4,287,299	5,680,938
Small Cap Growth Fund	1,285,472	31,630,787	11,810,397	23,986,305
Small Company Fund	31,750,362	113,672,421	33,923,886	58,522,150
Value Opportunities Fund	1,968,341	23,542,991	665,516	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$175,300,783	$718,849,385	$—	$409,758,109	$1,303,908,277
Core Equity Fund	1,320,363	11,991,440	—	43,554,430	56,866,233
Dividend and Growth Fund	20,758,194	624,692,631	(13,936,043)	1,774,941,684	2,406,456,466
Equity Income Fund	3,572,091	260,569,988	—	575,483,640	839,625,719
Growth Opportunities Fund	92,910,300	345,871,828	—	459,107,476	897,889,604
Healthcare Fund	47,714,695	174,703,589	—	219,187,012	441,605,296
MidCap Fund	—	367,178,118	(15,051,876)	1,061,054,272	1,413,180,514
MidCap Value Fund	1,299,738	34,914,566	(918,909)	59,650,821	94,946,216
Small Cap Core Fund	420,545	4,166,440	(3,722,341)	883,560	1,748,204
Small Cap Growth Fund	3,409,071	77,008,434	—	49,094,348	129,511,853
Small Company Fund	—	101,539,117	(5,273,174)	(16,837,678)	79,428,265
Value Opportunities Fund	6,183,797	15,415,070	—	(15,254,901)	6,343,966

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax

146

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

differences that exist. For the year ended October 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Capital Appreciation Fund	$(118,341)	$(4,393,523)	$4,511,864
Core Equity Fund	—	(2,722)	2,722
Dividend and Growth Fund	—	(96,568)	96,568
Equity Income Fund	—	(149,941)	149,941
Growth Opportunities Fund	975	1,391,018	(1,391,993)
Healthcare Fund	6,130	37,466,744	(37,472,874)
MidCap Fund	7,907	(91,358)	83,451
MidCap Value Fund	4	(77,353)	77,349
Small Cap Core Fund	—	(79,833)	79,833
Small Cap Growth Fund	—	2,273,174	(2,273,174)
Small Company Fund	(882,374)	432,048	450,326
Value Opportunities Fund	1,667	(197,240)	195,573

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	2016	2017
Dividend and Growth Fund	$13,936,043	$—
MidCap Value Fund	918,909	—
Small Cap Core Fund	—	3,722,341

As a result of mergers involving the Dividend and Growth Fund, MidCap Value Fund, Small Cap Core Fund and Value Opportunities Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2015, the Dividend and Growth Fund, MidCap Value Fund, Small Cap Core Fund and Value Opportunities Fund utilized $19,010,716, $918,909, $1,861,170, $6,174,616, respectively, of prior year capital loss carryforwards.

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. At October 31, 2015, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
MidCap Fund	$15,051,876
Small Company Fund	5,273,174

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of April 30, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

147

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

148

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Management Fee Rates
MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Small Cap Core Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Value Opportunities Fund	0.7000% on first $500 million and;
0.6000% on next $500 million and;
0.5900% on next $1.5 billion and;
0.5850% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5750% on over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Capital Appreciation Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Core Equity Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Dividend and Growth Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Equity Income Fund	0.012% on first $5 billion and;
0.010% over $5 billion

149

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Accounting Services Fee Rates
Growth Opportunities Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Healthcare Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

MidCap Fund	0.012% on first $5 billion and;
0.010% over $5 billion

MidCap Value Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Small Cap Core Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Small Cap Growth Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Small Company Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Value Opportunities Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2016, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	0.75%	NA
Core Equity Fund	0.79%	1.54%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%
Dividend and Growth Fund	1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	0.70%	NA
Equity Income Fund	1.25%	2.00%*	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%
Growth Opportunities Fund	1.36%	2.11%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%
Healthcare Fund	1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%
MidCap Fund	1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	0.85%	NA
MidCap Value Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%
Small Cap Core Fund	1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	NA	0.85%
Small Cap Growth Fund	1.40%	2.15%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%	0.95%
Small Company Fund	1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%
Value Opportunities Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%

*	The reduction in amounts charged in connection with the Equity Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2013, in order to comply with applicable FINRA rules, caused the effective limit on net operating expenses attributable to the Equity Income Fund’s Class B shares to be 1.25%.

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.11%	2.01%	1.83%	0.80%	1.41%	1.11%	0.81%	0.71%	0.71%
Core Equity Fund	0.80%	1.55%	1.53%	0.52%	1.10%	0.80%	0.50%	0.45%	0.44%
Dividend and Growth Fund	1.03%	1.95%	1.77%	0.83%	1.36%	1.05%	0.75%	0.66%	0.65%
Equity Income Fund	1.04%	1.21%	1.77%	0.78%	1.37%	1.07%	0.77%	0.67%	0.67%
Growth Opportunities Fund	1.13%	2.05%	1.87%	0.91%	1.46%	1.15%	0.85%	0.76%	0.75%
Healthcare Fund	1.31%	2.20%	2.05%	1.03%	1.61%	1.30%	1.01%	—	0.90%
MidCap Fund	1.16%	2.06%	1.89%	0.95%	1.47%	1.16%	0.86%	0.76%	0.76%
MidCap Value Fund	1.28%	2.11%	2.00%	0.96%	1.54%	1.24%	0.94%	—	0.83%
Small Cap Core Fund	1.32%	2.07%	2.07%	1.01%	1.52%	1.22%	0.92%	—	0.87%
Small Cap Growth Fund	1.26%	2.08%	1.94%	0.99%	1.50%	1.18%	0.88%	0.78%	0.78%
Small Company Fund	1.40%	2.15%	2.12%	1.15%	1.55%	1.25%	0.95%	0.88%	0.88%
Value Opportunities Fund	1.25%	2.10%	1.96%	0.93%	1.54%	1.21%	0.91%	—	0.80%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the six-month period ended April 30, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$2,849,707	$42,475
Core Equity Fund	2,732,510	21,612
Dividend and Growth Fund	3,437,392	22,507
Equity Income Fund	1,995,839	40,994
Growth Opportunities Fund	2,921,932	51,173
Healthcare Fund	3,411,195	43,973
MidCap Fund	4,420,453	26,978
MidCap Value Fund	850,239	16,008
Small Cap Core Fund	47,704	723
Small Cap Growth Fund	52,262	2,886
Small Company Fund	493,781	1,411
Value Opportunities Fund	138,479	2,319

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, B, C, R3 and R4 shares. Under a Plan, Class A, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Effective July 1, 2013, there was a reduction in the amount charged in connection with Equity Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at other such intervals as the respective Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2016, a portion of each Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

Fund	CCO Compensation Paid by Fund
The Hartford Capital Appreciation Fund	$17,524
Hartford Core Equity Fund	2,063
The Hartford Dividend and Growth Fund	13,461
The Hartford Equity Income Fund	6,263
The Hartford Growth Opportunities Fund	8,826
The Hartford Healthcare Fund	2,846
The Hartford MidCap Fund	9,102
The Hartford MidCap Value Fund	768
Hartford Small Cap Core Fund	276
The Hartford Small Cap Growth Fund	1,675
The Hartford Small Company Fund	1,251
The Hartford Value Opportunities Fund	452

152

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

8.	Affiliate Holdings:

As of April 30, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y
Capital Appreciation Fund	—	—	—	—	—	—	—	—	%*	—
Core Equity Fund	—	—	—	—	—	—	—	—	%*	—
Dividend and Growth Fund	—	—	—	—	—	—	—	—	%*	—
Equity Income Fund	—	—	—	—	—	—	—	—	%*	—
Growth Opportunities Fund	—	—	—	—	—	—	—	1%		—
Healthcare Fund	—	—	—	—	—	—	—	—		—
MidCap Fund	—	—	—	—	—	—	—	—	%*	—
MidCap Value Fund	—	—	—	—	—	—	—	—		—
Small Cap Core Fund	—	—	—	—	—	3%	24%	—		—
Small Cap Growth Fund	—	—	—	—	—	—	—	—	%*	—
Small Company Fund	—	—	—	—	—	—	—	—	%*	—
Value Opportunities Fund	—	—	—	—	—	—	6%	—		11%

Percentage of Fund:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4		Class R5		Class R6		Class Y
Capital Appreciation Fund	—	—	—	—	—	—		—		—	%*	—
Core Equity Fund	—	—	—	—	—	—		—		—	%*	—
Dividend and Growth Fund	—	—	—	—	—	—		—		—	%*	—
Equity Income Fund	—	—	—	—	—	—		—		—	%*	—
Growth Opportunities Fund	—	—	—	—	—	—		—		—	%*	—
Healthcare Fund	—	—	—	—	—	—		—		—		—
MidCap Fund	—	—	—	—	—	—		—		—	%*	—
MidCap Value Fund	—	—	—	—	—	—		—		—		—
Small Cap Core Fund	—	—	—	—	—	—	%*	—	%*	—		—
Small Cap Growth Fund	—	—	—	—	—	—		—		—	%*	—
Small Company Fund	—	—	—	—	—	—		—		—	%*	—
Value Opportunities Fund	—	—	—	—	—	—		—	%*	—		—	%*

*	Percentage rounds to zero.

As of April 30, 2016, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Funds	Class Y
Capital Appreciation Fund	8%
Core Equity Fund	12%
Dividend and Growth Fund	13%
Equity Income Fund	7%
Growth Opportunities Fund	3%
MidCap Fund	4%
MidCap Value Fund	13%
Small Cap Core Fund	65%
Small Cap Growth Fund	4%
Small Company Fund	1%

153

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

9.	Investment Transactions:

For the six-month period ended April 30, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Capital Appreciation Fund	$4,611,826,718	$5,355,061,008
Core Equity Fund	$1,312,147,545	$129,363,484
Dividend and Growth Fund	$893,842,509	$945,024,880
Equity Income Fund	$235,480,152	$232,777,675
Growth Opportunities Fund	$3,072,523,236	$3,312,093,880
Healthcare Fund	$313,382,579	$253,141,047
MidCap Fund	$1,349,711,499	$685,035,274
MidCap Value Fund	$129,271,362	$177,767,414
Small Cap Core Fund	$190,733,226	$74,757,043
Small Cap Growth Fund	$181,302,873	$283,312,095
Small Company Fund	$313,375,714	$420,488,252
Value Opportunities Fund	$51,417,260	$80,439,774

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Capital Appreciation Fund	$—	$—
Core Equity Fund	$—	$—
Dividend and Growth Fund	$—	$—
Equity Income Fund	$—	$—
Growth Opportunities Fund	$—	$—
Healthcare Fund	$—	$—
MidCap Fund	$—	$—
MidCap Value Fund	$—	$—
Small Cap Core Fund	$—	$—
Small Cap Growth Fund	$—	$—
Small Company Fund	$—	$—
Value Opportunities Fund	$—	$—

Fund	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$4,611,826,718	$5,355,061,008
Core Equity Fund	$1,312,147,545	$129,363,484
Dividend and Growth Fund	$893,842,509	$945,024,880
Equity Income Fund	$235,480,152	$232,777,675
Growth Opportunities Fund	$3,072,523,236	$3,312,093,880
Healthcare Fund	$313,382,579	$253,141,047
MidCap Fund	$1,349,711,499	$685,035,274
MidCap Value Fund	$129,271,362	$177,767,414
Small Cap Core Fund	$190,733,226	$74,757,043
Small Cap Growth Fund	$181,302,873	$283,312,095
Small Company Fund	$313,375,714	$420,488,252
Value Opportunities Fund	$51,417,260	$80,439,774

154

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2016, and the year ended October 31, 2015:

Capital Appreciation Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,454,472	$149,160,304	8,604,580	$333,653,424
Shares Issued for Reinvested Dividends	13,199,446	445,797,631	39,450,036	1,435,297,361
Shares Redeemed	(12,995,781)	(436,081,193)	(22,660,299)	(879,292,583)
Shares converted (from) Class B into Class A	219,331	7,269,490	433,572	16,942,456

Net Increase (Decrease)	4,877,468	166,146,232	25,827,889	906,600,658

Class B
Shares Sold	25,012	$668,430	125,482	$3,791,355
Shares Issued for Reinvested Dividends	534,975	14,331,984	2,401,841	71,262,614
Shares Redeemed	(1,562,615)	(41,587,594)	(3,206,554)	(102,590,050)
Shares converted (from) Class B into Class A	(275,232)	(7,269,490)	(529,367)	(16,942,456)

Net Increase (Decrease)	(1,277,860)	(33,856,670)	(1,208,598)	(44,478,537)

Class C
Shares Sold	1,873,872	$51,007,913	4,522,335	$142,113,524
Shares Issued for Reinvested Dividends	5,681,816	154,884,688	16,774,281	504,738,612
Shares Redeemed	(6,962,048)	(191,095,329)	(10,307,386)	(331,578,059)

Net Increase (Decrease)	593,640	14,797,272	10,989,230	315,274,077

Class I
Shares Sold	3,620,209	$119,854,120	7,935,326	$303,122,755
Shares Issued for Reinvested Dividends	2,620,805	89,030,968	8,069,183	295,017,658
Shares Redeemed	(8,717,175)	(293,666,700)	(14,932,080)	(596,756,548)

Net Increase (Decrease)	(2,476,161)	(84,781,612)	1,072,429	1,383,865

Class R3
Shares Sold	198,266	$7,259,785	353,499	$14,827,069
Shares Issued for Reinvested Dividends	253,743	9,266,695	817,356	31,974,965
Shares Redeemed	(418,964)	(15,168,909)	(764,095)	(32,095,766)

Net Increase (Decrease)	33,045	1,357,571	406,760	14,706,268

Class R4
Shares Sold	507,551	$18,690,718	808,025	$34,196,038
Shares Issued for Reinvested Dividends	339,012	12,730,756	1,055,199	42,295,276
Shares Redeemed	(718,570)	(27,263,136)	(1,194,615)	(51,746,597)

Net Increase (Decrease)	127,993	4,158,338	668,609	24,744,717

Class R5
Shares Sold	65,686	$2,459,092	164,540	$7,125,982
Shares Issued for Reinvested Dividends	107,579	4,125,853	325,251	13,284,424
Shares Redeemed	(160,605)	(6,036,309)	(345,332)	(15,562,433)

Net Increase (Decrease)	12,660	548,636	144,459	4,847,973

155

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R6(1)
Shares Sold	1,489,449	$55,161,366	184	$10,000
Shares Issued for Reinvested Dividends	21	813	58	2,380
Shares Redeemed	(14,554)	(548,458)	—	—

Net Increase (Decrease)	1,474,916	54,613,721	242	12,380

Class Y
Shares Sold	562,562	$21,044,452	1,627,542	$71,597,851
Shares Issued for Reinvested Dividends	2,246,149	86,612,131	7,354,682	301,886,684
Shares Redeemed	(6,336,238)	(258,840,798)	(3,601,661)	(161,039,317)

Net Increase (Decrease)	(3,527,527)	(151,184,215)	5,380,563	212,445,218

Total Net Increase (Decrease)	(161,826)	$(28,200,727)	43,281,583	$1,435,536,619

(1)	Commenced operations on November 7, 2014.

Core Equity Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	19,234,968	$438,085,205	7,444,636	$174,038,955
Shares Issued for Reinvested Dividends	247,664	5,759,441	76,842	1,686,680
Shares Redeemed	(2,992,395)	(68,169,045)	(2,169,162)	(50,685,558)
Shares converted (from) Class B into Class A	16,777	387,628	18,554	431,966

Net Increase (Decrease)	16,507,014	376,063,229	5,370,870	125,472,043

Class B
Shares Sold	6,369	$137,705	18,579	$408,227
Shares Issued for Reinvested Dividends	1,392	29,911	1,228	25,192
Shares Redeemed	(13,987)	(298,473)	(19,777)	(428,734)
Shares converted (from) Class B into Class A	(18,113)	(387,628)	(19,894)	(431,966)

Net Increase (Decrease)	(24,339)	(518,485)	(19,864)	(427,281)

Class C
Shares Sold	6,419,097	$136,939,512	2,519,657	$54,624,884
Shares Issued for Reinvested Dividends	74,466	1,596,545	13,706	280,427
Shares Redeemed	(445,789)	(9,473,453)	(216,627)	(4,682,918)

Net Increase (Decrease)	6,047,774	129,062,604	2,316,736	50,222,393

Class I(1)
Shares Sold	17,872,640	$406,624,971	5,769,687	$136,019,637
Shares Issued for Reinvested Dividends	124,899	2,917,766	—	—
Shares Redeemed	(2,332,327)	(53,302,557)	(97,754)	(2,291,268)

Net Increase (Decrease)	15,665,212	356,240,180	5,671,933	133,728,369

156

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	757,771	$17,673,671	194,394	$4,657,643
Shares Issued for Reinvested Dividends	5,751	136,015	185	4,137
Shares Redeemed	(73,601)	(1,693,392)	(8,115)	(190,065)

Net Increase (Decrease)	689,921	16,116,294	186,464	4,471,715

Class R4
Shares Sold	2,914,761	$68,213,549	912,065	$21,951,992
Shares Issued for Reinvested Dividends	18,321	438,819	930	20,981
Shares Redeemed	(217,446)	(5,224,089)	(61,858)	(1,502,474)

Net Increase (Decrease)	2,715,636	63,428,279	851,137	20,470,499

Class R5
Shares Sold	2,226,374	$51,657,338	1,183,789	$28,088,675
Shares Issued for Reinvested Dividends	25,242	593,664	684	15,632
Shares Redeemed	(245,350)	(5,593,927)	(88,603)	(2,095,270)

Net Increase (Decrease)	2,006,266	46,657,075	1,095,870	26,009,037

Class R6(1)
Shares Sold	98,421	$2,344,278	24,821	$584,344
Shares Issued for Reinvested Dividends	985	23,260	—	—
Shares Redeemed	(12,361)	(289,214)	(272)	(6,603)

Net Increase (Decrease)	87,045	2,078,324	24,549	577,741

Class Y
Shares Sold	11,488,559	$271,764,921	856,126	$20,398,568
Shares Issued for Reinvested Dividends	56,439	1,349,052	4,947	113,341
Shares Redeemed	(802,431)	(18,376,285)	(197,379)	(4,601,031)

Net Increase (Decrease)	10,742,567	254,737,688	663,694	15,910,878

Total Net Increase (Decrease)	54,437,096	$1,243,865,188	16,161,389	$376,435,394

(1)	Commenced operations on March 31, 2015.

Dividend and Growth Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,777,502	$152,092,030	12,016,958	$303,232,662
Shares Issued for Reinvested Dividends	14,713,785	326,517,868	14,957,792	368,350,623
Shares Redeemed	(10,441,815)	(234,882,447)	(18,008,635)	(454,396,622)
Shares converted (from) Class B into Class A	144,491	3,232,942	326,290	8,305,930

Net Increase (Decrease)	11,193,963	246,960,393	9,292,405	225,492,593

157

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class B
Shares Sold	11,458	$252,706	39,414	$971,331
Shares Issued for Reinvested Dividends	165,523	3,594,051	257,625	6,221,065
Shares Redeemed	(469,877)	(10,383,527)	(922,713)	(23,027,380)
Shares converted (from) Class B into Class A	(147,391)	(3,232,942)	(332,516)	(8,305,930)

Net Increase (Decrease)	(440,287)	(9,769,712)	(958,190)	(24,140,914)

Class C
Shares Sold	1,202,931	$26,325,858	2,219,857	$54,642,950
Shares Issued for Reinvested Dividends	1,816,517	39,092,860	1,756,993	42,118,336
Shares Redeemed	(1,904,775)	(41,534,407)	(2,499,690)	(61,397,703)

Net Increase (Decrease)	1,114,673	23,884,311	1,477,160	35,363,583

Class I
Shares Sold	6,153,075	$137,500,567	10,992,405	$276,474,917
Shares Issued for Reinvested Dividends	6,867,061	151,804,194	7,533,771	184,802,630
Shares Redeemed	(7,130,675)	(159,863,065)	(19,500,002)	(493,177,603)

Net Increase (Decrease)	5,889,461	129,441,696	(973,826)	(31,900,056)

Class R3
Shares Sold	316,916	$7,176,574	598,838	$15,312,528
Shares Issued for Reinvested Dividends	310,516	6,959,855	329,360	8,188,504
Shares Redeemed	(415,745)	(9,581,853)	(896,450)	(22,898,541)

Net Increase (Decrease)	211,687	4,554,576	31,748	602,491

Class R4
Shares Sold	746,842	$17,023,290	1,494,841	$38,162,936
Shares Issued for Reinvested Dividends	418,341	9,437,122	418,695	10,461,289
Shares Redeemed	(1,024,399)	(23,907,790)	(1,786,856)	(45,985,228)

Net Increase (Decrease)	140,784	2,552,622	126,680	2,638,997

Class R5
Shares Sold	1,521,835	$34,163,059	2,753,299	$69,994,979
Shares Issued for Reinvested Dividends	631,667	14,307,425	605,686	15,180,069
Shares Redeemed	(1,364,210)	(31,221,402)	(2,580,670)	(66,495,496)

Net Increase (Decrease)	789,292	17,249,082	778,315	18,679,552

Class R6(1)
Shares Sold	109,908	$2,537,945	360	$10,000
Shares Issued for Reinvested Dividends	40	901	40	1,001
Shares Redeemed	(770)	(17,999)	—	—

Net Increase (Decrease)	109,178	2,520,847	400	11,001

Class Y
Shares Sold	7,295,769	$179,829,959	4,381,897	$112,032,155
Shares Issued for Reinvested Dividends	5,562,946	126,038,194	5,263,031	132,001,896
Shares Redeemed	(6,636,371)	(152,572,734)	(6,393,961)	(165,600,561)

Net Increase (Decrease)	6,222,344	153,295,419	3,250,967	78,433,490

Total Net Increase (Decrease)	25,231,095	$570,689,234	13,025,659	$305,180,737

(1)	Commenced operations on November 7, 2014.

158

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Equity Income Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,904,871	$100,064,378	12,406,343	$231,741,068
Shares Issued for Reinvested Dividends	8,709,020	145,669,869	4,668,164	85,747,162
Shares Redeemed	(8,755,144)	(149,185,515)	(25,615,666)	(479,522,316)
Shares converted (from) Class B into Class A	23,594	395,801	39,384	745,386

Net Increase (Decrease)	5,882,341	96,944,533	(8,501,775)	(161,288,700)

Class B
Shares Sold	17,294	$295,076	30,930	$576,013
Shares Issued for Reinvested Dividends	63,245	1,057,946	44,628	821,014
Shares Redeemed	(202,697)	(3,482,033)	(427,645)	(8,020,430)
Shares converted (from) Class B into Class A	(23,574)	(395,801)	(39,364)	(745,386)

Net Increase (Decrease)	(145,732)	(2,524,812)	(391,451)	(7,368,789)

Class C
Shares Sold	2,247,971	$37,942,731	4,182,849	$78,031,978
Shares Issued for Reinvested Dividends	2,022,152	33,580,962	895,341	16,360,992
Shares Redeemed	(2,818,817)	(47,805,495)	(4,493,757)	(83,383,140)

Net Increase (Decrease)	1,451,306	23,718,198	584,433	11,009,830

Class I
Shares Sold	8,237,082	$138,437,846	12,942,674	$241,104,734
Shares Issued for Reinvested Dividends	3,934,580	65,558,029	2,233,625	40,861,565
Shares Redeemed	(10,998,358)	(184,599,165)	(17,931,867)	(331,672,319)

Net Increase (Decrease)	1,173,304	19,396,710	(2,755,568)	(49,706,020)

Class R3
Shares Sold	305,634	$5,200,341	752,875	$14,093,619
Shares Issued for Reinvested Dividends	255,137	4,268,114	128,915	2,368,752
Shares Redeemed	(460,187)	(7,912,006)	(949,453)	(17,600,794)

Net Increase (Decrease)	100,584	1,556,449	(67,663)	(1,138,423)

Class R4
Shares Sold	586,625	$10,034,167	953,664	$17,916,880
Shares Issued for Reinvested Dividends	305,445	5,120,815	160,057	2,944,963
Shares Redeemed	(669,348)	(11,663,613)	(1,160,922)	(21,827,440)

Net Increase (Decrease)	222,722	3,491,369	(47,201)	(965,597)

Class R5
Shares Sold	546,812	$9,312,644	1,535,456	$29,033,653
Shares Issued for Reinvested Dividends	328,344	5,529,332	213,556	3,949,733
Shares Redeemed	(1,133,105)	(19,691,332)	(2,463,301)	(46,471,894)

Net Increase (Decrease)	(257,949)	(4,849,356)	(714,289)	(13,488,508)

Class R6(1)
Shares Sold	25,921	$447,398	859,969	$16,138,642
Shares Issued for Reinvested Dividends	69,799	1,178,706	4,802	82,137
Shares Redeemed	(30,251)	(542,868)	(127,008)	(2,340,024)

Net Increase (Decrease)	65,469	1,083,236	737,763	13,880,755

159

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	10,221,492	$173,939,818	2,821,312	$53,229,407
Shares Issued for Reinvested Dividends	1,314,105	22,228,156	610,214	11,286,490
Shares Redeemed	(3,311,523)	(57,340,811)	(2,693,960)	(50,752,885)

Net Increase (Decrease)	8,224,074	138,827,163	737,566	13,763,012

Total Net Increase (Decrease)	16,716,119	$277,643,490	(10,418,185)	$(195,302,440)

(1)	Commenced operations on November 7, 2014.

Growth Opportunities Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,472,365	$199,881,317	11,323,600	$454,945,077
Shares Issued for Reinvested Dividends	4,073,058	149,929,276	7,036,698	255,994,798
Shares Redeemed	(5,635,183)	(202,165,553)	(7,072,624)	(281,437,556)
Shares converted (from) Class B into Class A	46,441	1,649,975	57,219	2,307,502

Net Increase (Decrease)	3,956,681	149,295,015	11,344,893	431,809,821

Class B
Shares Sold	13,218	$333,390	46,564	$1,295,900
Shares Issued for Reinvested Dividends	60,096	1,521,632	167,713	4,395,762
Shares Redeemed	(179,344)	(4,503,352)	(271,213)	(7,881,876)
Shares converted (from) Class B into Class A	(67,374)	(1,649,975)	(79,370)	(2,307,502)

Net Increase (Decrease)	(173,404)	(4,298,305)	(136,306)	(4,497,716)

Class C
Shares Sold	4,001,625	$103,448,834	6,195,981	$179,904,333
Shares Issued for Reinvested Dividends	1,506,379	38,578,363	1,801,666	47,618,034
Shares Redeemed	(1,811,927)	(45,277,909)	(1,744,057)	(50,580,668)

Net Increase (Decrease)	3,696,077	96,749,288	6,253,590	176,941,699

Class I
Shares Sold	13,283,480	$499,920,021	27,012,976	$1,115,541,986
Shares Issued for Reinvested Dividends	4,479,450	170,818,254	6,332,967	237,296,256
Shares Redeemed	(26,072,740)	(954,677,201)	(14,068,624)	(579,444,912)

Net Increase (Decrease)	(8,309,810)	(283,938,926)	19,277,319	773,393,330

Class R3
Shares Sold	294,653	$10,626,366	487,697	$19,838,065
Shares Issued for Reinvested Dividends	92,026	3,425,213	133,408	4,918,740
Shares Redeemed	(165,343)	(5,945,999)	(219,197)	(8,789,268)

Net Increase (Decrease)	221,336	8,105,580	401,908	15,967,537

160

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	518,807	$19,631,518	421,498	$17,654,988
Shares Issued for Reinvested Dividends	119,352	4,608,198	215,215	8,182,472
Shares Redeemed	(189,287)	(7,049,929)	(363,791)	(14,935,940)

Net Increase (Decrease)	448,872	17,189,787	272,922	10,901,520

Class R5
Shares Sold	505,322	$19,109,478	618,748	$26,681,559
Shares Issued for Reinvested Dividends	244,389	9,743,509	437,027	17,052,786
Shares Redeemed	(259,636)	(10,117,307)	(441,324)	(19,054,253)

Net Increase (Decrease)	490,075	18,735,680	614,451	24,680,092

Class R6(1)
Shares Sold	24,396	$1,019,279	212	$10,000
Shares Issued for Reinvested Dividends	1,420	57,208	42	1,642
Shares Redeemed	(3,170)	(122,437)	—	—

Net Increase (Decrease)	22,646	954,050	254	11,642

Class Y
Shares Sold	4,470,755	$181,400,789	2,803,664	$122,559,813
Shares Issued for Reinvested Dividends	393,230	15,865,607	283,158	11,147,947
Shares Redeemed	(3,895,792)	(141,633,072)	(265,048)	(11,563,390)

Net Increase (Decrease)	968,193	55,633,324	2,821,774	122,144,370

Total Net Increase (Decrease)	1,320,666	$58,425,493	40,850,805	$1,551,352,295

(1)	Commenced operations on November 7, 2014.

Healthcare Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,405,208	$148,140,811	11,012,713	$434,672,549
Shares Issued for Reinvested Dividends	3,434,928	119,540,110	1,147,667	40,592,988
Shares Redeemed	(4,682,337)	(153,800,879)	(4,941,855)	(194,574,979)
Shares converted (from) Class B into Class A	20,235	659,059	40,707	1,614,202

Net Increase (Decrease)	3,178,034	114,539,101	7,259,232	282,304,760

Class B
Shares Sold	5,739	$162,226	42,562	$1,452,761
Shares Issued for Reinvested Dividends	26,330	772,283	23,436	721,123
Shares Redeemed	(55,123)	(1,539,247)	(183,572)	(6,280,362)
Shares converted (from) Class B into Class A	(23,736)	(659,059)	(46,907)	(1,614,202)

Net Increase (Decrease)	(46,790)	(1,263,797)	(164,481)	(5,720,680)

161

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C
Shares Sold	1,246,385	$36,348,515	4,269,544	$147,066,831
Shares Issued for Reinvested Dividends	1,440,836	42,778,689	398,445	12,359,998
Shares Redeemed	(1,345,082)	(37,674,388)	(903,015)	(30,688,696)

Net Increase (Decrease)	1,342,139	41,452,816	3,764,974	128,738,133

Class I
Shares Sold	3,004,840	$103,236,096	4,134,542	$167,660,812
Shares Issued for Reinvested Dividends	920,168	33,239,324	224,482	8,182,379
Shares Redeemed	(2,511,203)	(83,924,506)	(1,344,725)	(53,784,451)

Net Increase (Decrease)	1,413,805	52,550,914	3,014,299	122,058,740

Class R3
Shares Sold	348,414	$12,037,005	830,362	$33,178,788
Shares Issued for Reinvested Dividends	213,051	7,622,444	76,789	2,793,593
Shares Redeemed	(386,832)	(12,810,345)	(494,308)	(19,333,572)

Net Increase (Decrease)	174,633	6,849,104	412,843	16,638,809

Class R4
Shares Sold	236,595	$8,338,795	653,744	$27,160,321
Shares Issued for Reinvested Dividends	166,989	6,202,127	51,929	1,946,281
Shares Redeemed	(401,999)	(13,985,539)	(220,010)	(9,060,281)

Net Increase (Decrease)	1,585	555,383	485,663	20,046,321

Class R5
Shares Sold	39,269	$1,443,827	121,122	$5,122,901
Shares Issued for Reinvested Dividends	17,672	678,660	4,336	166,891
Shares Redeemed	(47,920)	(1,687,367)	(57,980)	(2,443,721)

Net Increase (Decrease)	9,021	435,120	67,478	2,846,071

Class Y
Shares Sold	1,022,633	$35,059,793	88,958	$3,819,043
Shares Issued for Reinvested Dividends	36,242	1,403,996	9,967	386,236
Shares Redeemed	(47,907)	(1,682,611)	(43,874)	(1,839,046)

Net Increase (Decrease)	1,010,968	34,781,178	55,051	2,366,233

Total Net Increase (Decrease)	7,083,395	$249,899,819	14,895,059	$569,278,387

MidCap Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	8,797,956	$205,383,091	10,462,119	$274,164,377
Shares Issued for Reinvested Dividends	6,427,456	149,631,173	7,470,845	181,840,374
Shares Redeemed	(6,011,165)	(138,805,921)	(9,660,007)	(252,283,990)
Shares converted (from) Class B into Class A	39,504	905,254	68,384	1,802,263

Net Increase (Decrease)	9,253,751	217,113,597	8,341,341	205,523,024

162

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class B
Shares Sold	17,262	$298,277	23,613	$471,357
Shares Issued for Reinvested Dividends	132,790	2,286,638	187,726	3,502,970
Shares Redeemed	(162,538)	(2,793,517)	(257,138)	(5,169,464)
Shares converted (from) Class B into Class A	(53,282)	(905,254)	(89,281)	(1,802,263)

Net Increase (Decrease)	(65,768)	(1,113,856)	(135,080)	(2,997,400)

Class C
Shares Sold	3,829,786	$68,940,995	5,921,976	$122,034,608
Shares Issued for Reinvested Dividends	3,179,938	56,602,900	3,259,674	62,553,351
Shares Redeemed	(2,892,082)	(50,996,585)	(3,502,721)	(72,183,416)

Net Increase (Decrease)	4,117,642	74,547,310	5,678,929	112,404,543

Class I
Shares Sold	18,661,470	$426,472,353	9,134,353	$242,271,345
Shares Issued for Reinvested Dividends	2,076,246	49,331,615	2,049,424	50,702,742
Shares Redeemed	(6,106,418)	(142,805,883)	(4,953,818)	(131,932,964)

Net Increase (Decrease)	14,631,298	332,998,085	6,229,959	161,041,123

Class R3
Shares Sold	346,879	$8,996,016	1,014,643	$29,284,893
Shares Issued for Reinvested Dividends	188,534	4,877,369	186,911	5,033,512
Shares Redeemed	(421,636)	(10,983,644)	(446,025)	(12,878,581)

Net Increase (Decrease)	113,777	2,889,741	755,529	21,439,824

Class R4
Shares Sold	2,219,244	$60,678,593	2,647,260	$77,464,695
Shares Issued for Reinvested Dividends	301,787	8,021,498	291,617	8,028,220
Shares Redeemed	(1,134,417)	(31,057,618)	(1,482,784)	(44,180,185)

Net Increase (Decrease)	1,386,614	37,642,473	1,456,093	41,312,730

Class R5
Shares Sold	1,415,987	$38,564,480	2,598,401	$77,353,888
Shares Issued for Reinvested Dividends	387,079	10,462,742	351,572	9,801,832
Shares Redeemed	(761,974)	(20,548,065)	(1,089,636)	(32,657,991)

Net Increase (Decrease)	1,041,092	28,479,157	1,860,337	54,497,729

Class R6(1)
Shares Sold	319,657	$9,293,476	41,661	$1,251,491
Shares Issued for Reinvested Dividends	16,800	457,136	31	858
Shares Redeemed	(24,750)	(650,780)	(1,482)	(45,282)

Net Increase (Decrease)	311,707	9,099,832	40,210	1,207,067

Class Y
Shares Sold	13,973,684	$372,445,230	12,525,770	$375,931,667
Shares Issued for Reinvested Dividends	2,668,794	72,591,201	3,104,776	86,995,819
Shares Redeemed	(3,594,104)	(96,950,583)	(11,000,352)	(329,061,962)

Net Increase (Decrease)	13,048,374	348,085,848	4,630,194	133,865,524

Total Net Increase (Decrease)	43,838,487	$1,049,742,187	28,857,512	$728,294,164

(1)	Commenced operations on November 7, 2014.

163

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

MidCap Value Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,945,749	$39,656,459	2,280,934	$35,329,778
Shares Issued for Reinvested Dividends	1,281,207	17,390,702	1,747,300	25,055,811
Shares Redeemed	(1,355,472)	(18,073,214)	(2,149,868)	(33,095,942)
Shares converted (from) Class B into Class A	13,337	175,920	23,801	369,572

Net Increase (Decrease)	2,884,821	39,149,867	1,902,167	27,659,219

Class B
Shares Sold	6,462	$76,851	5,042	$68,433
Shares Issued for Reinvested Dividends	9,900	115,336	20,894	262,016
Shares Redeemed	(24,582)	(274,757)	(35,586)	(479,394)
Shares converted (from) Class B into Class A	(15,510)	(175,920)	(27,192)	(369,572)

Net Increase (Decrease)	(23,730)	(258,490)	(36,842)	(518,517)

Class C
Shares Sold	267,208	$3,096,069	496,996	$6,667,704
Shares Issued for Reinvested Dividends	276,461	3,206,945	371,518	4,636,545
Shares Redeemed	(423,644)	(4,857,417)	(515,255)	(6,927,429)

Net Increase (Decrease)	120,025	1,445,597	353,259	4,376,820

Class I
Shares Sold	875,146	$11,715,844	882,874	$13,548,799
Shares Issued for Reinvested Dividends	164,226	2,248,438	232,153	3,359,439
Shares Redeemed	(840,535)	(10,613,920)	(1,365,576)	(21,114,428)

Net Increase (Decrease)	198,837	3,350,362	(250,549)	(4,206,190)

Class R3
Shares Sold	213,923	$2,878,124	292,165	$4,704,497
Shares Issued for Reinvested Dividends	47,551	677,606	70,619	1,059,988
Shares Redeemed	(85,514)	(1,170,198)	(301,485)	(4,841,250)

Net Increase (Decrease)	175,960	2,385,532	61,299	923,235

Class R4
Shares Sold	212,681	$3,325,970	316,535	$5,132,507
Shares Issued for Reinvested Dividends	61,300	884,310	60,130	913,209
Shares Redeemed	(144,544)	(2,007,191)	(182,378)	(2,967,493)

Net Increase (Decrease)	129,437	2,203,089	194,287	3,078,223

Class R5
Shares Sold	169,424	$2,493,236	404,683	$6,803,907
Shares Issued for Reinvested Dividends	24,999	364,801	20,697	317,777
Shares Redeemed	(114,034)	(1,616,529)	(117,576)	(1,937,877)

Net Increase (Decrease)	80,389	1,241,508	307,804	5,183,807

164

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	621,147	$8,473,697	997,074	$16,215,198
Shares Issued for Reinvested Dividends	742,877	10,866,975	1,175,452	18,085,601
Shares Redeemed	(5,577,889)	(81,166,571)	(1,743,771)	(29,022,105)

Net Increase (Decrease)	(4,213,865)	(61,825,899)	428,755	5,278,694

Total Net Increase (Decrease)	(648,126)	$(12,308,434)	2,960,180	$41,775,291

Small Cap Core Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	348,585	$3,885,577	627,385	$8,180,849
Shares Issued for Reinvested Dividends	267,017	2,973,909	420,436	5,202,022
Shares Redeemed	(494,587)	(5,489,645)	(883,557)	(11,501,366)
Shares converted (from) Class B into Class A	16,709	183,159	44,124	580,562

Net Increase (Decrease)	137,724	1,553,000	208,388	2,462,067

Class B
Shares Sold	471	$4,919	1,121	$13,428
Shares Issued for Reinvested Dividends	9,645	100,111	24,551	284,304
Shares Redeemed	(28,411)	(296,899)	(61,908)	(762,004)
Shares converted (from) Class B into Class A	(17,903)	(183,159)	(46,890)	(580,562)

Net Increase (Decrease)	(36,198)	(375,028)	(83,126)	(1,044,834)

Class C
Shares Sold	63,709	$651,406	133,441	$1,629,510
Shares Issued for Reinvested Dividends	75,093	768,199	112,859	1,288,848
Shares Redeemed	(156,359)	(1,584,093)	(166,903)	(2,003,496)

Net Increase (Decrease)	(17,557)	(164,488)	79,397	914,862

Class I(1)
Shares Sold	20,505	$237,518	206,508	$2,699,286
Shares Issued for Reinvested Dividends	11,604	129,624	—	—
Shares Redeemed	(42,914)	(460,229)	(10,208)	(131,076)

Net Increase (Decrease)	(10,805)	(93,087)	196,300	2,568,210

Class R3
Shares Sold	19,072	$203,775	24,567	$323,223
Shares Issued for Reinvested Dividends	3,778	43,183	4,189	53,140
Shares Redeemed	(11,476)	(130,338)	(4,524)	(60,510)

Net Increase (Decrease)	11,374	116,620	24,232	315,853

Class R4
Shares Sold	10,275	$112,677	17,673	$241,773
Shares Issued for Reinvested Dividends	1,552	17,826	2,874	36,652
Shares Redeemed	(33,334)	(367,284)	(8,915)	(121,316)

Net Increase (Decrease)	(21,507)	(236,781)	11,632	157,109

165

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	—	$—	1,203	$16,717
Shares Issued for Reinvested Dividends	1,087	12,566	1,608	20,616
Shares Redeemed	(14,420)	(165,254)	—	—

Net Increase (Decrease)	(13,333)	(152,688)	2,811	37,333

Class Y
Shares Sold	10,887,421	$125,770,753	87,586	$1,226,283
Shares Issued for Reinvested Dividends	60,169	710,300	5,845	74,879
Shares Redeemed	(662,074)	(7,626,895)	(8,022)	(108,768)

Net Increase (Decrease)	10,285,516	118,854,158	85,409	1,192,394

Total Net Increase (Decrease)	10,335,214	$119,501,706	525,043	$6,602,994

(1)	Commenced operations on March 31, 2015.

Small Cap Growth Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	129,662	$5,719,884	1,018,778	$50,362,617
Shares Issued for Reinvested Dividends	446,036	19,402,564	219,479	10,280,405
Shares Redeemed	(795,846)	(32,365,899)	(1,152,453)	(58,789,421)
Shares converted (from) Class B into Class A	5,997	247,731	10,028	510,002

Net Increase (Decrease)	(214,151)	(6,995,720)	95,832	2,363,603

Class B
Shares Sold	20	$689	241	$9,307
Shares Issued for Reinvested Dividends	4,012	138,286	3,349	128,001
Shares Redeemed	(8,415)	(279,497)	(20,345)	(841,075)
Shares converted (from) Class B into Class A	(7,563)	(247,731)	(12,318)	(510,002)

Net Increase (Decrease)	(11,946)	(388,253)	(29,073)	(1,213,769)

Class C
Shares Sold	23,648	$804,440	274,823	$11,069,192
Shares Issued for Reinvested Dividends	135,865	4,642,494	60,618	2,296,226
Shares Redeemed	(175,951)	(5,831,366)	(177,177)	(7,165,032)

Net Increase (Decrease)	(16,438)	(384,432)	158,264	6,200,386

Class I
Shares Sold	982,458	$42,990,670	3,405,198	$173,409,186
Shares Issued for Reinvested Dividends	333,611	14,882,404	98,145	4,689,390
Shares Redeemed	(2,374,899)	(102,223,483)	(1,601,877)	(82,837,725)

Net Increase (Decrease)	(1,058,830)	(44,350,409)	1,901,466	95,260,851

166

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	47,167	$1,988,775	231,076	$11,520,857
Shares Issued for Reinvested Dividends	24,023	1,044,263	6,988	327,938
Shares Redeemed	(50,539)	(2,100,275)	(84,099)	(4,214,566)

Net Increase (Decrease)	20,651	932,763	153,965	7,634,229

Class R4
Shares Sold	207,903	$9,068,443	933,091	$48,014,999
Shares Issued for Reinvested Dividends	102,431	4,587,890	35,955	1,728,699
Shares Redeemed	(258,795)	(11,274,738)	(427,773)	(22,143,113)

Net Increase (Decrease)	51,539	2,381,595	541,273	27,600,585

Class R5
Shares Sold	343,751	$15,345,960	1,824,269	$95,985,946
Shares Issued for Reinvested Dividends	172,986	8,000,609	37,778	1,865,099
Shares Redeemed	(356,164)	(16,093,604)	(388,057)	(20,755,733)

Net Increase (Decrease)	160,573	7,252,965	1,473,990	77,095,312

Class R6(1)
Shares Sold	91,943	$4,050,952	257	$13,385
Shares Issued for Reinvested Dividends	22	1,036	8	409
Shares Redeemed	(4,765)	(204,932)	—	(2)

Net Increase (Decrease)	87,200	3,847,056	265	13,792

Class Y
Shares Sold	754,169	$34,172,438	3,386,443	$180,417,211
Shares Issued for Reinvested Dividends	495,729	23,135,682	193,409	9,620,151
Shares Redeemed	(1,054,389)	(47,299,459)	(1,656,926)	(89,251,722)

Net Increase (Decrease)	195,509	10,008,661	1,922,926	100,785,640

Total Net Increase (Decrease)	(785,893)	$(27,695,774)	6,218,908	$315,740,629

(1)	Commenced operations on November 7, 2014.

Small Company Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,220,279	$34,874,625	3,910,320	$84,084,308
Shares Issued for Reinvested Dividends	2,616,747	42,260,470	2,859,231	57,642,102
Shares Redeemed	(3,463,641)	(54,996,454)	(4,176,123)	(89,172,058)
Shares converted (from) Class B into Class A	18,366	284,818	26,587	573,759

Net Increase (Decrease)	1,391,751	22,423,459	2,620,015	53,128,111

167

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class B
Shares Sold	3,122	$36,743	7,035	$116,369
Shares Issued for Reinvested Dividends	33,958	407,499	55,903	884,387
Shares Redeemed	(47,041)	(545,968)	(92,991)	(1,582,700)
Shares converted (from) Class B into Class A	(24,616)	(284,818)	(33,946)	(573,759)

Net Increase (Decrease)	(34,577)	(386,544)	(63,999)	(1,155,703)

Class C
Shares Sold	144,449	$1,748,255	332,041	$5,637,080
Shares Issued for Reinvested Dividends	472,301	5,658,168	462,372	7,296,225
Shares Redeemed	(411,945)	(4,951,897)	(323,084)	(5,432,597)

Net Increase (Decrease)	204,805	2,454,526	471,329	7,500,708

Class I
Shares Sold	717,717	$11,738,208	1,520,396	$33,722,687
Shares Issued for Reinvested Dividends	517,743	8,708,431	459,818	9,578,007
Shares Redeemed	(2,129,157)	(34,587,479)	(877,310)	(19,053,216)

Net Increase (Decrease)	(893,697)	(14,140,840)	1,102,904	24,247,478

Class R3
Shares Sold	202,759	$3,438,770	353,766	$8,281,577
Shares Issued for Reinvested Dividends	242,555	4,249,559	425,197	9,218,261
Shares Redeemed	(271,074)	(4,673,922)	(1,330,491)	(30,301,448)

Net Increase (Decrease)	174,240	3,014,407	(551,528)	(12,801,610)

Class R4
Shares Sold	230,965	$4,291,526	545,378	$13,122,730
Shares Issued for Reinvested Dividends	268,598	4,923,405	437,726	9,844,453
Shares Redeemed	(463,257)	(8,251,758)	(1,481,121)	(36,537,448)

Net Increase (Decrease)	36,306	963,173	(498,017)	(13,570,265)

Class R5
Shares Sold	252,042	$4,698,413	1,151,731	$29,486,196
Shares Issued for Reinvested Dividends	176,074	3,359,491	52,863	1,227,471
Shares Redeemed	(316,233)	(5,708,436)	(132,728)	(3,244,928)

Net Increase (Decrease)	111,883	2,349,468	1,071,866	27,468,739

Class R6(1)
Shares Sold	599,746	$10,865,524	354	$10,000
Shares Issued for Reinvested Dividends	55	1,073	62	1,449
Shares Redeemed	(16,740)	(289,337)	—	—

Net Increase (Decrease)	583,061	10,577,260	416	11,449

Class Y
Shares Sold	445,931	$8,205,194	1,839,949	$46,803,353
Shares Issued for Reinvested Dividends	1,590,331	30,836,502	2,055,037	48,355,024
Shares Redeemed	(4,999,184)	(96,842,258)	(3,528,632)	(86,331,983)

Net Increase (Decrease)	(2,962,922)	(57,800,562)	366,354	8,826,394

Total Net Increase (Decrease)	(1,389,150)	$(30,545,653)	4,519,340	$93,655,301

(1)	Commenced operations on November 7, 2014.

168

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Value Opportunities Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	427,371	$7,022,009	872,814	$16,745,922
Shares Issued for Reinvested Dividends	954,273	15,811,452	945,072	17,480,234
Shares Redeemed	(1,173,420)	(19,437,206)	(2,363,524)	(45,328,755)
Shares converted (from) Class B into Class A	19,938	328,563	41,448	803,978

Net Increase (Decrease)	228,162	3,724,818	(504,190)	(10,298,621)

Class B
Shares Sold	570	$7,926	1,986	$33,195
Shares Issued for Reinvested Dividends	9,252	133,450	16,686	271,313
Shares Redeemed	(31,418)	(452,464)	(71,433)	(1,222,873)
Shares converted (from) Class B into Class A	(22,671)	(328,563)	(46,829)	(803,978)

Net Increase (Decrease)	(44,267)	(639,651)	(99,590)	(1,722,343)

Class C
Shares Sold	65,933	$930,467	145,916	$2,447,969
Shares Issued for Reinvested Dividends	128,762	1,845,640	126,635	2,052,542
Shares Redeemed	(222,024)	(3,119,136)	(384,599)	(6,522,935)

Net Increase (Decrease)	(27,329)	(343,029)	(112,048)	(2,022,424)

Class I
Shares Sold	203,732	$3,367,642	542,263	$10,361,298
Shares Issued for Reinvested Dividends	85,174	1,396,360	162,322	2,974,924
Shares Redeemed	(866,161)	(14,604,084)	(1,421,247)	(26,530,348)

Net Increase (Decrease)	(577,255)	(9,840,082)	(716,662)	(13,194,126)

Class R3
Shares Sold	11,446	$192,373	41,336	$800,348
Shares Issued for Reinvested Dividends	15,522	259,602	16,813	313,532
Shares Redeemed	(56,162)	(948,833)	(83,473)	(1,614,082)

Net Increase (Decrease)	(29,194)	(496,858)	(25,324)	(500,202)

Class R4
Shares Sold	50,844	$853,701	101,354	$1,979,492
Shares Issued for Reinvested Dividends	37,820	640,216	37,586	709,328
Shares Redeemed	(121,405)	(1,993,932)	(165,829)	(3,248,841)

Net Increase (Decrease)	(32,741)	(500,015)	(26,889)	(560,021)

Class R5
Shares Sold	8,906	$150,320	19,502	$384,143
Shares Issued for Reinvested Dividends	11,718	200,138	10,587	201,247
Shares Redeemed	(13,433)	(232,977)	(31,033)	(621,402)

Net Increase (Decrease)	7,191	117,481	(944)	(36,012)

169

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	32,150	$507,846	7,386	$150,156
Shares Issued for Reinvested Dividends	7,637	130,889	7,522	143,556
Shares Redeemed	(3,509)	(58,423)	(18,370)	(346,645)

Net Increase (Decrease)	36,278	580,312	(3,462)	(52,933)

Total Net Increase (Decrease)	(439,155)	$(7,397,024)	(1,489,109)	$(28,386,682)

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the six-month period ended April 30, 2016, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not a party to the suit.

13.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective

170

Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Funds’ financial statement disclosures.

15.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

171

Domestic Equity Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
The Hartford Capital Appreciation Fund	302,310,167.0580
Hartford Core Equity Fund	40,550,836.4810
The Hartford Dividend and Growth Fund	335,473,622.5660
The Hartford Equity Income Fund	208,441,000.2140
The Hartford Growth Opportunities Fund	145,864,742.7330
The Hartford Healthcare Fund	49,233,388.2480
The Hartford MidCap Fund	210,917,587.2770
The Hartford MidCap Value Fund	30,495,120.1330
Hartford Small Cap Core Fund	16,855,379.8920
The Hartford Small Cap Growth Fund	22,226,605.7090
The Hartford Small Company Fund	41,664,311.5380
The Hartford Value Opportunities Fund	15,738,080.9680

172

Domestic Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal One: The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

Approval of Board of Directors for The Hartford Mutual Funds II, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	106,921,113.5646	2,249,725.6650
Lynn S. Birdsong	106,960,028.8694	2,210,810.3602
James E. Davey	106,948,613.2097	2,222,226.0199
Christine Detrick	106,998,232.0779	2,172,607.1517
Duane E. Hill	106,897,991.8797	2,272,847.3499
Sandra S. Jaffee	106,933,502.5447	2,237,336.6849
William P. Johnston	106,914,115.2392	2,256,723.9904
Phillip O. Peterson	106,964,295.5796	2,206,543.6500
Lemma W. Senbet	106,953,626.6527	2,217,212.5769

(1)	Shareholders approved the election of each nominee at the Meeting.

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	108,755,825.0800	3,728,501.1430	4,020,409.9600	36,434,080.0000
Hartford Core Equity Fund(1)	19,120,845.8538	530,526.3437	1,628,216.5231	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	146,681,526.5939	2,741,584.1695	3,649,329.9962	35,656,030.0000
The Hartford Equity Income Fund(2)	74,716,497.7450	1,987,745.8110	2,952,825.2730	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	63,625,974.7576	1,364,562.2500	2,004,766.2211	13,503,490.0000
The Hartford Healthcare Fund(2)	14,749,829.1580	492,050.6760	647,583.9830	7,826,233.0000
The Hartford MidCap Fund(2)	73,130,989.2990	1,772,153.6550	2,708,919.0200	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,762,604.9329	229,087.2186	313,848.8277	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,517,260.4000	438,574.9097	813,437.9743	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	8,180,205.3283	101,981.7953	134,980.6643	2,793,078.0000
The Hartford Small Company Fund(2)	11,390,342.9060	296,337.7780	686,002.5770	5,402,445.0000
The Hartford Value Opportunities Fund(1)	5,653,910.8846	154,639.6889	317,040.2175	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

173

Domestic Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	106,986,222.8410	5,278,803.8610	4,239,709.4800	36,434,080.0000
Hartford Core Equity Fund(1)	18,947,056.1310	755,058.2357	1,577,474.3539	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	145,210,336.9782	3,989,522.4689	3,872,581.3125	35,656,030.0000
The Hartford Equity Income Fund(2)	73,349,275.4380	2,998,645.0300	3,309,148.3610	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	62,762,051.5125	2,255,797.0843	1,977,454.6319	13,503,490.0000
The Hartford Healthcare Fund(2)	14,355,593.9600	852,376.0670	681,492.7890	7,826,233.0000
The Hartford MidCap Fund(2)	66,643,130.0350	3,413,594.1390	7,555,337.8000	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,595,950.3670	402,228.0575	307,362.5547	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,337,346.8141	576,274.4755	855,651.9944	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	7,877,870.6845	400,951.8760	138,345.2274	2,793,078.0000
The Hartford Small Company Fund(2)	11,140,886.9880	521,267.8580	710,528.4130	5,402,455.0000
The Hartford Value Opportunities Fund(1)	5,561,180.3084	249,240.1140	315,170.3686	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	106,961,409.6350	5,328,336.1990	4,214,990.3490	36,434,080.0000
Hartford Core Equity Fund(1)	18,878,669.0356	820,960.9214	1,579,958.7636	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	145,028,125.6826	4,143,997.9702	3,900,317.1068	35,656,030.0000
The Hartford Equity Income Fund(2)	73,432,747.2520	2,876,446.2360	3,347,875.3410	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	62,908,415.9088	2,137,493.6513	1,949,393.6686	13,503,490.0000
The Hartford Healthcare Fund(2)	14,351,655.4810	857,205.8450	680,602.4900	7,826,233.0000
The Hartford MidCap Fund(2)	66,575,463.1370	3,477,168.8430	7,559,429.9940	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,600,026.2694	405,907.0609	299,607.6489	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,259,383.7916	623,768.1541	886,121.3383	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	7,885,704.0439	385,922.9690	145,540.7750	2,793,078.0000
The Hartford Small Company Fund(2)	11,132,549.5800	502,953.8730	737,179.8080	5,402,445.0000
The Hartford Value Opportunities Fund(1)	5,608,674.6266	219,406.0861	297,510.0783	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

174

Domestic Equity Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	107,027,868.7310	5,242,111.7210	4,234,755.7310	36,434,080.0000
Hartford Core Equity Fund(1)	18,976,857.2805	761,798.9821	1,540,932.4580	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	145,342,313.8391	3,851,098.4695	3,879,028.4510	35,656,030.0000
The Hartford Equity Income Fund(2)	73,413,535.7750	2,951,659.2650	3,291,873.7900	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	62,884,931.7758	2,162,387.1043	1,947,984.3486	13,503,490.0000
The Hartford Healthcare Fund(2)	14,388,536.8550	820,848.0880	680,078.8730	7,826,233.0000
The Hartford MidCap Fund(2)	71,621,838.0980	3,307,745.3770	2,682,478.4990	29,989,618.0000
The Hartford MidCap Value Fund(1)	11,608,812.4988	387,183.5847	309,544.8957	3,305,662.0000
Hartford Small Cap Core Fund(1)	11,288,279.2780	594,691.0862	886,302.9198	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	7,898,113.7745	384,825.1844	134,228.8290	2,793,078.0000
The Hartford Small Company Fund(2)	11,266,527.6420	536,349.7980	569,805.8200	5,402,445.0000
The Hartford Value Opportunities Fund(1)	5,624,704.8534	205,528.8249	295,357.1127	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
The Hartford Capital Appreciation Fund(2)	75,248,473.4270	36,721,257.6100	4,535,005.1460	36,434,080.0000
Hartford Core Equity Fund(1)	11,978,325.3945	7,754,100.2118	1,547,163.1143	4,106,678.0000
The Hartford Dividend and Growth Fund(1)	85,542,819.9516	63,292,594.6167	4,237,026.1913	35,656,030.0000
The Hartford Equity Income Fund(2)	61,765,316.3360	14,279,331.1190	3,612,421.3740	24,886,675.0000
The Hartford Growth Opportunities Fund(1)	34,872,534.8311	30,148,985.2371	1,973,783.1605	13,503,490.0000
The Hartford Healthcare Fund(2)	13,196,636.2670	1,988,920.5620	703,906.9870	7,826,233.0000
The Hartford MidCap Fund(2)	55,549,126.5270	14,398,292.8560	7,663,069.5910	29,991,191.0000
The Hartford MidCap Value Fund(1)	10,831,238.0873	1,154,839.5075	319,463.3844	3,305,662.0000
Hartford Small Cap Core Fund(1)	10,928,184.9042	1,033,503.8063	807,584.5735	1,382,417.0000
The Hartford Small Cap Growth Fund(1)	5,499,069.7238	2,752,291.0341	165,807.0300	2,793,078.0000
The Hartford Small Company Fund(2)	10,545,876.6460	1,077,603.6960	749,202.9180	5,402,445.0000
The Hartford Value Opportunities Fund(1)	4,779,292.8034	943,863.6018	402,434.3858	1,884,372.0000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

175

Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

176

Domestic Equity Funds

Approval of the New Investment Management Agreement (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Capital Appreciation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Healthcare Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Small Cap Core Fund (formerly, The Hartford Small/Mid Cap Equity Fund)

The Hartford Small Cap Growth Fund

The Hartford Small Company Fund

The Hartford Value Opportunities Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and subsequently annually review and consider the continuation of, the mutual fund’s investment advisory agreement. At their meeting held on November 4-5, 2015, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II” and collectively with HMF, the “Companies”), including each of the Independent Directors, unanimously voted to approve a new investment management agreement (the “New Agreement”) between each of HMF and HMF II, on behalf of each of their respective series listed above (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”). At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain Funds, shareholders of the Funds were asked to approve the New Agreement, among other proposals. With respect to The Hartford Healthcare Fund and The Hartford Small Company Fund, shareholders did not approve the New Agreement, and therefore those Funds continue to be subject to the Investment Management Agreement between HMF and HFMC, dated January 1, 2013.

The New Agreement differs from the Investment Management Agreements between HMF and HFMC and between HMF II and HFMC, each dated January 1, 2013 (together, the “Previous Agreements”) (the two Previous Agreements have been consolidated into the New Agreement for administrative efficiency) in that it: (i) expands the descriptions of the advisory, management, and administrative services provided by HFMC, as the Funds’ investment manager, to reflect in additional detail the nature and scope of services currently provided by HFMC to the Funds, (ii) updates the discussion of HFMC’s and sub-advisers’ obligations to seek best execution with respect to the Funds’ portfolio transactions to better reflect industry best practices, and (iii) implements general enhancements to clarify existing obligations and responsibilities. The Board did not view the differences between the Previous Agreements and the New Agreement to be material. Importantly, the Board considered that the New Agreement does not result in an increase in the overall fees paid by the Funds.

In the months preceding the November 4-5, 2015 meeting, the Board requested and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such information as it deemed reasonably necessary to evaluate the New Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the New Agreement. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by HFMC and its affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 in connection with its annual approval of the continuation of the Previous Agreements.

In determining whether to approve the New Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the New Agreement. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation and, throughout the evaluation process, the Board was assisted by counsel for the Funds, and the Independent Directors were also separately assisted by independent legal counsel. A more detailed discussion of the factors the Board considered with respect to its approval of the New Agreement is provided below.

177

Domestic Equity Funds

Approval of the New Investment Management Agreement (Unaudited) – (continued)

Nature, Extent and Quality of Services Provided by HFMC

The Board considered the nature, extent and quality of the services that the investment manager would continue to provide to each Fund. In this regard, the Board considered, among other things, the terms of the New Agreement and the range of services provided by HFMC thereunder, including HFMC’s oversight of fund operations and service providers, and provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Funds’ sub-adviser. The Board also considered that Wellington Management Company LLP (“Wellington”) is expected to continue to provide sub-advisory services to those Funds for which it currently serves as sub-adviser, pursuant to a separate investment sub-advisory agreement between HFMC and Wellington. The Board concluded that it was satisfied with the nature, extent and quality of the services that HFMC would continue to provide to each Fund.

Performance of each Fund and HFMC

The Board considered the investment performance of each Fund and its investment manager and sub-adviser, if applicable. The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board concluded that it had continued confidence in HFMC’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of HFMC

The Board considered the information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the costs of the services provided and the profits realized by the investment manager and its affiliates from the investment manager’s relationship with the Companies. The Board also considered the updated information provided at the November 4-5, 2015 meeting. The Board noted that the New Agreement would not result in an increase in the overall fees paid by the Funds, and concluded that the profits anticipated to be realized by HFMC and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HFMC

The Board considered the comparative information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed at the meetings on June 16-17, 2015, August 4-5, 2015 and November 4-5, 2015, were reasonable in light of the services provided under the Previous Agreements and to be provided under the New Agreement.

Economies of Scale

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board noted that the New Agreement would not result in any change in the management fee schedules for the Funds, and they concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the other benefits to HFMC and its affiliates from their relationships with the Funds, including fees for fund accounting services performed by HFMC, fees for transfer agency services performed by Hartford Administrative Services Company, and distribution fees paid to Hartford Funds Distributors, LLC.

* * * *

Based upon its review of these various factors, among others, the Board unanimously approved the New Agreement at a meeting held on November 4-5, 2015, and the Board concluded that it would be in the best interests of each Fund and its shareholders for shareholders to approve the New Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

178

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy, and

https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-DE16 6/16 117962-2 Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

Equities struggled to find direction during the six months ended April 30, 2016, the period covered by this report. The S&P 5001 Index finished 2015 in the black,

posting a 1.38% total return after recovering from a correction (a drop of 10% or more) in September. Stocks fell back into correction territory yet again to start the year, before returning to a positive trajectory in mid-February. Despite these fluctuations, however, the bull market that began in 2009 continued into its seventh year.

In December 2015, the U.S. Federal Reserve (Fed) raised interest rates for the first time in nearly a decade. In March 2016, Fed commentary implied that there would only be two additional rate increases in 2016, which is an even slower pace than the four hikes originally expected in 2016. The gradual pace should be a positive, particularly for fixed-income investors, who are most likely to be impacted by changing interest rates.

Low oil prices and weakness in the Chinese economy were two big culprits behind market insecurity in early 2016, alongside worries that the Fed would continue to raise rates in the midst of the uncertain global economic conditions. As the year progressed, oil prices began to normalize, China seemed to stabilize, and the Fed indicated it would move forward with additional rate increases dependent on economic progress, which helped to calm investor anxiety.

In addition to continuing global macroeconomic developments, the U.S. presidential election could contribute to market volatility as we approach Election Day in the fall. Volatility isn’t unusual surrounding elections, and this year’s particularly contentious race could prove no exception to that rule.

With that in mind, I encourage you to schedule time with your financial advisor to review your portfolio’s progress and your asset allocation to make certain it’s still in line with your risk tolerance and unique investment goals. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Fixed Income Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Duration-Hedged Strategic Income
Fund inception 11/29/2013

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return while seeking to reduce exposure to interest rate risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Duration-Hedged Strategic Income A3	0.50%	-2.22%	-0.72%
Duration-Hedged Strategic Income A4	-4.03%	-6.62%	-2.59%
Duration-Hedged Strategic Income C3	0.12%	-2.98%	-1.45%
Duration-Hedged Strategic Income C4	-0.87%	-3.92%	-1.45%
Duration-Hedged Strategic Income I3	0.73%	-1.95%	-0.42%
Duration-Hedged Strategic Income R3[3]	0.34%	-2.59%	-1.11%
Duration-Hedged Strategic Income R4[3]	0.49%	-2.29%	-0.82%
Duration-Hedged Strategic Income R5[3]	0.64%	-2.00%	-0.52%
Duration-Hedged Strategic Income Y3	0.69%	-1.90%	-0.42%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.86%

[1]	Not Annualized
[2]	Inception: 11/29/2013
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

Hartford Duration-Hedged Strategic Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Duration-Hedged Strategic Income	Class A	1.15%	1.84%
Duration-Hedged Strategic Income	Class C	1.90%	2.60%
Duration-Hedged Strategic Income	Class I	0.90%	1.53%
Duration-Hedged Strategic Income	Class R3	1.45%	2.22%
Duration-Hedged Strategic Income	Class R4	1.15%	1.92%
Duration-Hedged Strategic Income	Class R5	0.85%	1.62%
Duration-Hedged Strategic Income	Class Y	0.75%	1.51%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Duration-Hedged Strategic Income Fund returned 0.50%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.82% for the same period. The Fund also underperformed the 1.51% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In

December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases would be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest

3

Hartford Duration-Hedged Strategic Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly willing to hold off on further rate increases as it indicated an even slower tightening path; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), the Canadian dollar (CAD), the Norwegian krone (NOK) and emerging markets-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Fund invests primarily in Class Y shares of The Hartford Strategic Income Fund (“Underlying Fund”). Consistent with the Fund’s objective to provide current income and long-term total return while seeking to reduce exposure to interest rate risk, we continued to position the underlying Fund with an overweight to credit risk sectors, including high yield credit, bank loans, and emerging market debt. Underperformance relative to the Barclays U.S. Aggregate Bond Index during the period was primarily driven by the underlying Fund’s low structural duration relative to the benchmark as rates declined over the period, particularly on the intermediate- and long-ends of the yield curve. Also detracting from performance was the underlying Fund’s allocation to commercial mortgage backed securities (CMBS) and an underweight to investment grade corporate credit, which performed well during the period. Selection within the underlying Fund’s allocation to mortgage backed securities (MBS) also detracted from relative performance over the period. Derivative exposure to high yield credit default swap indexes (CDX) detracted from relative performance.

The underlying Fund’s emerging market debt allocation, specifically emerging market sovereigns, and developed non-U.S. sovereign debt contributed favorably to returns relative to the Barclays U.S. Aggregate Bond Index over the period. The out-of-benchmark allocation to bank loans, emphasizing the high and middle quality portions of the market, benefited relative returns during the period. An overweight allocation to high yield corporate bonds also contributed positively to the Fund’s relative performance over the period.

Derivative exposure to currency forwards and investment grade corporate indexes helped relative returns. Treasury futures were used to manage duration exposure, and detracted from relative results.

What is the outlook?

We believe U.S. economic momentum remains positive. We maintain a moderately pro-cyclical risk posture in credit markets generally, and believe that capacity constraints will pressure inflation higher. We remain underweight to investment grade corporates as we believe there are better opportunities in high yield and bank loans. We are also underweight agency mortgage backed securities (MBS) and have trimmed the Fund’s overweight allocation to non-agency residential MBS.

At the end of the period we maintained a structural emphasis on higher income-producing sectors such as bank loans, emerging market debt, non-agency MBS, and high yield. Consistent with the Fund’s objectives, we maintained a low duration (0.25 years) at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. The Fund invests primarily in an Underlying Fund, The Hartford Strategic Income Fund. The ability of the Fund to meet its investment objective is directly related to the ability of the Underlying Fund to meet its objective. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve

4

Hartford Duration-Hedged Strategic Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans may at times become difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Investments

as of April 30, 2016 (Unaudited)

Fund Name	Percentage of Net Assets
The Hartford Strategic Income Fund	93.9%
BlackRock Liquidity Funds TempFund Portfolio	4.6
Other Assets & Liabilities	1.5

Total	100.0%

5

The Hartford Emerging Markets Local Debt Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Emerging Markets Local Debt A3	7.83%	-3.82%	-1.68%
Emerging Markets Local Debt A4	2.98%	-8.15%	-2.60%
Emerging Markets Local Debt C3	7.56%	-4.47%	-2.41%
Emerging Markets Local Debt C4	6.56%	-5.38%	-2.41%
Emerging Markets Local Debt I3	8.14%	-3.44%	-1.44%
Emerging Markets Local Debt R3[3]	7.16%	-4.58%	-2.10%
Emerging Markets Local Debt R4[3]	7.71%	-3.94%	-1.74%
Emerging Markets Local Debt R5[3]	7.23%	-4.22%	-1.56%
Emerging Markets Local Debt Y3	8.09%	-3.47%	-1.43%
JP Morgan GBI Emerging Markets Global Diversified Index	8.93%	-1.98%	-2.21%

[1]	Not Annualized
[2]	Inception: 05/31/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

JP Morgan GBI Emerging Markets Global Diversified Index tracks local currency bonds issued by Emerging Markets governments. It is an investable index that includes only those countries that are directly accessible by most of the international investor base. The index excludes countries with explicit capital controls, but does not factor in regulatory/tax hurdles in assessing eligibility.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

The Hartford Emerging Markets Local Debt Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Emerging Markets Local Debt	Class A	1.26%	1.54%
Emerging Markets Local Debt	Class C	2.01%	2.30%
Emerging Markets Local Debt	Class I	1.01%	1.19%
Emerging Markets Local Debt	Class R3	1.56%	1.82%
Emerging Markets Local Debt	Class R4	1.26%	1.52%
Emerging Markets Local Debt	Class R5	0.96%	1.22%
Emerging Markets Local Debt	Class Y	0.91%	1.12%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Certain contractual reimbursements remain in effect until February 28, 2017. Other contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

James W. Valone, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Evan J. Ouellette

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael T. Henry

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 7.83%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index, which returned 8.93% for the same period. The Fund outperformed the 7.15% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was generally positive on an absolute basis during the period. Local markets debt outperformed external sovereign debt during the period, with the JP Morgan GBI Emerging Markets Global Diversified Index (GBI-EMGD) generating total returns of 8.93% in U.S. Dollar terms. Decreases in Emerging Markets (EM) interest rates and appreciation of EM currencies versus the U.S. dollar aided results. In December, the U.S. Federal Reserve (Fed) raised its benchmark policy rate by 0.25%, a move which was well telegraphed and widely expected. 2016 started on a rough patch as concerns regarding China’s slowdown sent the markets tumbling. An overall cautious stance to further rate hikes from major Central Banks eased these concerns and led to an impressive stock market rebound during the second half of the period. The Fed refrained from raising interest rates at its

March and April meetings, which weighed on the U.S. dollar. The European Central Bank (ECB) cut its deposit rate, increased the pace of its government bond buying, and added non-bank corporates to the bond buying mix. The Bank of Japan (BOJ) cut the deposit rate into negative territory. The People’s Bank of China (PBOC) cut the reserve requirements ratio for lenders and injected capital into financial institutions via its medium-term lending facility to ease the liquidity conditions and counter the slowing growth. China also eased limits on foreign investment in its domestic bond market. In addition, China announced a new trade weighted currency index that tracks a basket of 13 countries, moving away from the simple bilateral exchange rate between the Chinese renminbi and the U.S. dollar. In Turkey, President Erdogan’s AK Party had a decisive victory in the parliamentary election, returning the country to single-party rule. In Romania, Prime Minister Ponta resigned after a lengthy period of sustained political pressure following allegations of corruption. In Brazil, Finance Minister Joaquim Levy stepped down and was replaced by Nelson Barbosa, formerly the Minister of Planning. In December, Fitch followed S&P and downgraded Brazil’s sovereign credit rating to sub-investment grade, leading to Brazil’s exclusion from Global Aggregate indices and inclusion in some Global High Yield indices. The Chamber of Deputies, the lower house of the Brazilian Congress, voted in favor of impeaching President Dilma Rousseff. Venezuela’s political struggles continued as the opposition collected close to two million signatures and submitted a petition to the National Electoral Council (CNE) in an effort to oust President

7

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Nicholas Maduro from office. South African president Jacob Zuma survived an impeachment vote in parliament with the support of the ruling African National Congress (ANC), which controls almost two-thirds of the assembly. In Argentina, the business-friendly opposition candidate Maurico Macri won the presidential elections. Argentina returned to international capital markets with a successful bond issue, raising $16.5 billion, which will be used to pay the holdout investors and finance the fiscal deficit. As a result, all injunctions on debt payments from Argentina have been lifted. Technical conditions were supportive as mutual fund flows in EM fixed income turned positive later in the period. From a country perspective, Brazil, Indonesia, and Malaysia were the best performers in the GBI-EMGD Index while South Africa, Mexico, and Poland lagged.

Emerging market corporate debt finished the period with a return of 3.84% as measured by the JP Morgan CEMBI Broad Diversified Index. Credit spreads narrowed by 0.09% to 3.89% by the end of the period.

Within the Fund, duration strategies and security selection detracted from performance relative to the GBI-EMGD Index, while currency positioning was modestly positive. The Fund’s structural allocation to corporate bonds had a negative impact on relative performance as, generally speaking, corporate bonds underperformed the local debt rates and coupon component of the GBI-EMGD Index. Within the corporate bond holdings in the Fund, both country allocation strategies and security selection contributed positively versus the broad EM Corporate Index (JP Morgan CEMBI Broad Diversified Index).

The Fund’s duration strategies modestly detracted from performance. In Asia, an underweight in Thailand, given the low yield level and signs that the growth has bottomed and an underweight in Malaysia, where inflation is subdued and there is scope for rate cuts, though capital outflows always remain a risk, detracted from performance. In Latin America, an overweight to Mexico, where the yield curve, appears to be too steep relative to policy rate and inflation expectations, detracted from benchmark-relative performance over the period. An underweight duration exposure to local rates in Brazil also negatively affected performance. Within Europe, the Middle East and Africa (EMEA), an underweight duration in South Africa added to performance and helped outweigh the negative contribution from an underweight duration in Turkey, where the central bank has shown limited willingness to tighten policy in the face of what appears to be rising underlying inflation pressures.

Security selection was the largest detractor from performance relative to the GBI-EMGD Index during the period. Within Latin America, the Fund’s underweight position in select short- and mid-dated local sovereign debt in Brazil and an underweight to select mid- and long-dated local sovereign debt in Colombia detracted relative performance. In contrast, the Fund’s allocation to select external corporate issues in other Latin American countries, such as Guatemala and Chile, proved favorable. Within EMEA, the negative contribution from underweight exposure to short and medium term sovereign debt in Turkey and underweight exposure to short-term debt in South Africa detracted from performance outweighing the positive contribution from the Fund’s exposure to medium term external quasi-sovereign debt in the finance sector in Russia and medium term quasi-sovereign and corporate debt in the oil & gas sector in Kazakhstan. In Asia, an underweight exposure to long term rates in Thailand and an underweight exposure to medium term rates in Malaysia negatively affected results.

During the period, the Fund’s currency positioning modestly contributed positively to performance relative to the GBI-EMGD Index. In Latin America, an overweight to the Mexican peso later in the period, where a positive growth outlook and tighter fiscal and monetary policies should support the currency, and an underweight to Brazilian real, where a negative external backdrop and weak domestic sentiment do not appear to support the currency in the short-term, contributed positively to performance. This was somewhat offset by an underweight exposure to the Colombian peso, which detracted from performance. In EMEA, an overweight to the Russian ruble and an underweight to the Turkish lira contributed positively to results. Within Asia, an underweight to Thai baht, given what we believe are unattractive valuations and volatile capital outflows, and an underweight exposure to Malaysian ringgit detracted from performance.

The Fund’s interest rate and credit positioning is primarily implemented through cash bond positions and derivatives such as interest rate and total return swaps, credit default swap contracts, and interest rate futures. We use local currency denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options to express our views on currency. Overall, the Fund’s positioning implemented via derivatives contributed positively to performance relative to the GBI-EMGD Index during the period.

What is the outlook?

We have been waiting for signs of a turn in EM fundamentals and we believe the first signals are starting to come through. From a cyclical perspective, we expect that growth will stabilize for many EM countries in 2016 with a U-shaped growth recovery in 2017 and we believe inflation pressures are waning in the most vulnerable markets. Flexible exchange rates appear to have cushioned many countries from the shock of weak commodities and lackluster global trade. In previous crises, the need to defend pegged currencies led to a rapid decline in reserves, a spike in interest rates, and a rise in the debt burden for many countries, plunging them into crisis. Since that time, many countries have moved to more flexible exchange rates, allowing them to maintain reserves and limit government debt burdens, which leave their countries less vulnerable to crisis. Flexible exchange rates seem to have served as an adjustment valve in many cases, causing imports to slow and exports to gradually increase as countries gained competitiveness. As a result, current account balances have meaningfully recovered in a number of markets. With

8

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

deficits falling, pressures on the currencies of many countries should fade as they become less reliant on foreign capital inflows to finance external deficits. However, fiscal pressures are likely to continue, and it may prove challenging for policymakers in some countries to tighten fiscal policy and enact key structural reforms in a slower-growth environment. For this reason we still believe that country differentiation will be important, creating opportunities for active management.

We believe that the global backdrop remains fragile, but that some global risks have eased. We expect that Developing Markets (DM) growth will remain anemic, keeping most DM central banks in an accommodative stance. This should help ease the pace of U.S. dollar strength and provide breathing room to battered EM currencies. At the same time, the severe drop in oil prices should bring a meaningful supply response, particularly in the U.S. shale market, helping oil prices to stabilize. More aggressive U.S. monetary policy or further declines in commodity prices would likely prompt further weakness in EM. We are also monitoring potential event risks out of Europe stemming from the refugee crisis and the potential for the U.K. to exit the European Union (Brexit), which could disrupt markets more broadly. In terms of China, the pace of growth is decelerating as it transitions to a more services-oriented economy. We believe that a meaningful build-up of credit in the economy poses a longer-term risk, but we do not anticipate a hard economic landing in the near term. China’s high foreign-exchange reserves, a current account surplus, and access to domestic financing should keep crisis scenarios at bay for some time. We consider a key tail risk to be if outflows from China accelerate, leading growth to slow more sharply. However, from a cyclical perspective, monetary stimulus and continued credit growth appear to be driving up property and infrastructure sectors, which could create a near-term bounce in Chinese growth.

As conditions improve, we have turned more positive on local rates, particularly in the higher yielding markets and have increased the size of the EM duration since the start of the year, though we have marginally reduced positions in some markets over the month given the strong rally. Our base case view for the high yielding markets is for a U-shaped recovery, where growth stabilizes this year before rebounding in 2017. At the same time, an improving current account position and a weaker U.S. dollar should ease currency pressures in these markets, which in turn should lead to a decline in inflation expectations. This should enable more central banks in the high yielding markets to end their hiking cycles and start tilting to monetary stimulus as we look ahead. We reduced the Fund’s underweight in Brazil, as there are also some shifting political dynamics in that market that contribute to our more constructive view. We increased the Fund’s exposure to South Africa during the period given what we view as the potential for political change and attractive valuations, particularly on the long-end, as the central bank is expected to continue raising interest rates to bring inflation under control over the medium-term. We find many lower yielding countries are less attractive in the current environment, as many appear to be near the end of their rate cutting cycle and valuations are not as appealing. Our caution here is expressed via underweights to countries like Thailand and Romania. We also remain underweight in Malaysia, where inflation is subdued and there appears to be scope for rate cuts, though capital outflows always remain a risk. In the “mid-yielders” – markets that we believe offer more yield than the core and less credit/inflation risk than the high yielders – we are neutral in Mexico, where the yield curve, appears to be too steep relative to policy rate and inflation expectations.

For currencies, despite the recent rally, we find valuations to be appealing for long-term investors. The meaningful improvement in current accounts should allow countries to be less reliant on foreign capital inflows, which should ease depreciation pressures on currencies. We recognize, however, that volatility may persist over the near term given the strong rally over the past two months, the potential for negative surprises regarding Fed policy/Fed communication, concerns over Chinese growth and monetary policy, and European risks. In Latin America, we reduced the Fund’s underweight to the Brazilian real closer to neutral, though the ongoing political uncertainty could have an adverse impact in these markets. In EMEA, we moved to an overweight the Russian ruble given the solid balance-of-payments performance, and increased exposure to the South African rand given the Fund’s expectations of current account improvement driven by weaker domestic demand and stronger exports to China. In Asia, we remain short the Chinese renminbi given what we believe are unattractive valuations and the Fund’s negative view on the country over the medium-term, though we reduced the Fund’s underweight to the Thai baht given the currencies defensive characteristics should volatility increase over the near-term.

We find particularly good value in Argentina Lebacs currently, with yields in the high 20’s range. Argentina Lebacs are zero coupon, short maturity (<250 days) local currency denominated instruments. The recent change in government appears to have led to a renewed commitment to important reforms, including the resolution of a longstanding dispute with holdout creditors, leaving us with a more constructive view of this market. It should be noted that Argentina still imposes capital controls, which are always a risk in EM domestic bond markets. It is widely expected that capital controls will be lifted in the coming months, but no announcements have yet been made, and so we continue invest on the basis of current standard market practice for the country.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices

9

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	24.2%
Foreign Government Obligations	67.4

Total	91.6%

Short-Term Investments	5.5
Purchased Options	0.7
Other Assets & Liabilities	2.2

Total	100.0%

10

The Hartford Floating Rate Fund inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Floating Rate A2	1.20%	-1.39%	2.83%	3.19%
Floating Rate A3	-1.84%	-4.35%	2.21%	2.87%
Floating Rate B2	0.70%	-2.15%	2.02%	2.55%	[4]
Floating Rate B3	-4.25%	-6.88%	1.67%	2.55%	[4]
Floating Rate C2	0.71%	-2.24%	2.05%	2.41%
Floating Rate C3	-0.28%	-3.19%	2.05%	2.41%
Floating Rate I2	1.33%	-1.11%	3.10%	3.46%
Floating Rate R3[2]	1.08%	-1.63%	2.57%	2.97%
Floating Rate R4[2]	1.20%	-1.40%	2.81%	3.18%
Floating Rate R5[2]	1.23%	-1.22%	3.09%	3.41%
Floating Rate Y2	1.25%	-1.18%	3.15%	3.50%
Credit Suisse Leveraged Loan Index	1.36%	-0.13%	3.75%	4.15%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Floating Rate Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Floating Rate	Class A	0.99%	0.99%
Floating Rate	Class B	1.76%	1.85%
Floating Rate	Class C	1.74%	1.74%
Floating Rate	Class I	0.72%	0.72%
Floating Rate	Class R3	1.26%	1.38%
Floating Rate	Class R4	1.01%	1.07%
Floating Rate	Class R5	0.71%	0.79%
Floating Rate	Class Y	0.66%	0.66%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see ”A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate Fund returned 1.20% before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 1.36% for the same period. The Fund outperformed the 1.01% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its

Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the

12

The Hartford Floating Rate Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield and bank loans, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Fund underperformed its benchmark, the Credit Suisse Leveraged Loan Index, over the period. Benchmark-relative underperformance was largely driven by sector allocation during the period. An overweight allocation to the Energy sector detracted from the Fund’s benchmark-relative performance, as commodity prices were under pressure over the earlier part of the period. In aggregate, security selection contributed positively to performance relative to the Credit Suisse Leveraged Loan Index during the period, specifically within Utilities, Technology, and Healthcare, which was partially offset by weaker selection within the wirelines and Metals and Mining sectors. In aggregate, quality positioning had a marginal impact on relative performance as the Fund’s underweight to BB-rated securities detracted while the Fund’s underweight to CCC and below-rated securities contributed positively.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over the trailing six months, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed positively to performance relative to the Credit Suisse Leveraged Loan Index due to the strength of the U.S. dollar relative to Pound sterling over the period.

What is the outlook?

In aggregate, our outlook for bank loans remains generally constructive. While credit quality has begun to degrade with the entry of some lower-quality first-time issuers, the sector’s overall credit fundamentals remain stable in our opinion. We believe current bank loan valuations are attractive, although we do expect overall default rates to step up over the next two years (currently below long term averages), with most of the activity concentrated in the commodity-sensitive sectors. Additionally, we believe bank loans’ long-term potential benefits of diversification and floating-rate nature, particularly given the still-low absolute yields across most fixed income sectors, will eventually reassert themselves, enhancing the relative appeal of this asset class.

From a technical perspective, the pace of bank loan mutual fund outflows slowed to $646 million over the month of April, bringing flows to –$7.8 billion during the first four months of 2016. Collateralized loan obligations (CLOs) demand picked up more recently, but only $12.4 billion has priced so far this year, well behind last year’s pace of $41 billion at this time, according to S&P. Although we expect CLO issuance to be a continuing source of demand in the bank-loan market this year, upcoming risk-retention rules for CLOs issuers may dampen purchases.

We remain generally constructive on high yield, but recognize that credible threats to global growth have increased. We expect that default rates will continue to increase, to a range of 5-6% by the end of 2016, but that they will mainly be concentrated in the commodity-sensitive sectors (Energy and Metals and Mining). While we are finding what we view as opportunities in these sectors, we are generally taking a selective approach to investing in them. We continue to focus the Fund’s efforts on issuers that we believe will benefit from a strong U.S. consumer and in sectors that are less cyclical in nature (for example, Media Cable and Healthcare) as we believe that they offer an attractive risk/reward profile. We believe the economic backdrop for the high-yield market is generally supportive, but continue to closely monitor factors that could cause the commodity-related stress to spread to the broader market, including the potential impact of a strengthening U.S. dollar on the industrial economy and trends in bank lending standards across sectors.

At the end of the period, the Fund continued to maintain out-of-benchmark allocations to U.S. high yield bonds and European bank loans and high yield credit. Within quality positioning, the Fund continued to be overweight CCC-rated securities and underweight BB-rated securities. In terms of sector positioning, the Fund was overweight Energy, Food & Beverage, and Financials and underweight Technology, Retailers, and Automotive relative to the Credit Suisse Leveraged Loan Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans can be difficult to value and highly illiquid; they are subject to credit risk, bankruptcy risk, and insolvency. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions.

13

The Hartford Floating Rate Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

The Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%

Total	0.1%

Fixed Income Securities
Corporate Bonds	5.5%
Senior Floating Rate Interests	88.5

Total	94.0%

Short-Term Investments	7.4
Other Assets & Liabilities	(1.5)

Total	100.0%

14

The Hartford Floating Rate High Income Fund inception 09/30/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 04/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Floating Rate High Income A3	1.49%	-2.24%	4.56%
Floating Rate High Income A4	-1.55%	-5.17%	3.86%
Floating Rate High Income C3	1.01%	-2.97%	3.77%
Floating Rate High Income C4	0.02%	-3.90%	3.77%
Floating Rate High Income I3	1.62%	-1.99%	4.84%
Floating Rate High Income R3[3]	1.35%	-2.45%	4.22%
Floating Rate High Income R4[3]	1.44%	-2.20%	4.52%
Floating Rate High Income R5[3]	2.71%	-0.93%	5.06%
Floating Rate High Income Y3	1.64%	-1.96%	4.82%
Credit Suisse Leveraged Loan Index	1.36%	-0.13%	5.03%

[1]	Not Annualized
[2]	Inception: 09/30/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of April 23, 2012, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on May 18, 2012, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

The Hartford Floating Rate High Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Floating Rate High Income	Class A	1.07%	1.13%
Floating Rate High Income	Class C	1.82%	1.90%
Floating Rate High Income	Class I	0.82%	0.88%
Floating Rate High Income	Class R3	1.37%	1.50%
Floating Rate High Income	Class R4	1.07%	1.20%
Floating Rate High Income	Class R5	0.77%	0.90%
Floating Rate High Income	Class Y	0.77%	0.79%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate High Income Fund returned 1.49%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 1.36% for the same period. The Fund also outperformed the 1.01% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies,

16

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield and bank loans, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Fund outperformed its benchmark, the Credit Suisse Leveraged Loan Index, over the six-month period. In aggregate, security selection contributed positively to relative performance during the period, specifically within the Healthcare, Financial Services, and Consumer Cyclical Services sectors, which was only partially offset by negative selection in the Diversified Manufacturing and Packaging sectors. Sector allocation detracted from benchmark-relative performance during the period. In particular, an overweight position to the Energy sector detracted from the Fund’s benchmark relative performance, as commodity prices remained volatile over the period. In aggregate, quality positioning detracted from performance over the period, primarily due to the Fund’s overweight allocation to CCC and below-rated loans as lower-quality loans underperformed over the period.

The Fund uses derivatives moderately for risk management purposes. Over the trailing six months, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards contributed positively to performance relative to the Credit Suisse Leveraged Loan Index due to the strength of the U.S. dollar relative to Pound sterling over the period.

What is the outlook?

In aggregate, our outlook for bank loans remains generally constructive. While credit quality has begun to degrade with the entry of some lower-quality first-time issuers, we believe the sector’s overall credit fundamentals remain stable. We believe current bank loan valuations are attractive, although we do expect overall default rates to step up over the next two years (currently below long term averages), with most of the activity concentrated in the commodity-sensitive sectors. Additionally, we believe bank loans’ long-term potential benefits of diversification and floating-rate nature, particularly given the still-low absolute yields across most fixed income sectors, will eventually reassert themselves, enhancing the relative appeal of this asset class.

From a technical perspective, the pace of bank loan mutual fund outflows slowed to $646 million over the month of April, bringing flows to –$7.8 billion during the first four months of 2016. Collateralized loan obligation (CLO) demand picked up more recently, but only $12.4 billion has priced so far this year, well behind last year’s pace of $41 billion at this time, according to S&P. Although we expect CLO issuance to be a continuing source of demand in the bank-loan market this year, upcoming risk-retention rules for CLO issuers may dampen purchases.

We remain generally constructive on high yield, but recognize that credible threats to global growth have increased. We expect that default rates will continue to increase, to a range of 5-6% by the end of 2016, but that they will mainly be concentrated in the commodity-sensitive sectors (Energy and Metals and Mining). While we are finding what we view as opportunities in these sectors, we are generally taking a selective approach to investing in them. We continue to focus the Fund’s efforts on issuers that we believe will benefit from a strong U.S. consumer and in sectors that are less cyclical in nature (for example, Media Cable and Healthcare) as we believe that they offer an attractive risk/reward profile. We believe the economic backdrop for the high-yield market is generally supportive, but continue to closely monitor factors that could cause the commodity-related stress to spread to the broader market, including the potential impact of a strengthening U.S. dollar on the industrial economy and trends in bank lending standards across sectors.

At the end of the period, the Fund continued to maintain out-of-benchmark allocations to U.S. high yield bonds and European bank loans and high yield credit. Within quality positioning, the Fund continued to be overweight CCC-rated securities and underweight BB-rated securities. In terms of sector positioning, the Fund was overweight Financial Institutions, Food & Beverage, and Energy, and underweight Technology, Retailers, and Media & Entertainment relative to the Credit Suisse Leveraged Loan Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic

17

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

developments in foreign countries and regions. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.2%

Total	0.2%

Fixed Income Securities
Corporate Bonds	12.5%
Senior Floating Rate Interests	81.3

Total	93.8%

Short-Term Investments	7.1
Other Assets & Liabilities	(1.1)

Total	100.0%

18

The Hartford High Yield Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
High Yield A2	1.61%	-2.07%	4.06%	5.94%
High Yield A3	-2.96%	-6.47%	3.11%	5.45%
High Yield B2	1.23%	-2.71%	3.28%	5.30%	[4]
High Yield B3	-3.73%	-7.38%	2.95%	5.30%	[4]
High Yield C2	1.23%	-2.69%	3.31%	5.16%
High Yield C3	0.24%	-3.63%	3.31%	5.16%
High Yield I2	1.74%	-1.66%	4.32%	6.24%
High Yield R3[2]	1.46%	-2.23%	3.76%	5.69%
High Yield R4[2]	1.61%	-1.93%	4.07%	5.99%
High Yield R5[2]	1.76%	-1.64%	4.35%	6.25%
High Yield Y2	1.79%	-1.61%	4.40%	6.32%
Barclays U.S. Corporate High Yield Bond Index	2.37%	-1.12%	5.41%	7.35%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

19

The Hartford High Yield Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
High Yield	Class A	1.06%	1.17%
High Yield	Class B	1.81%	2.07%
High Yield	Class C	1.81%	1.85%
High Yield	Class I	0.81%	0.85%
High Yield	Class R3	1.36%	1.49%
High Yield	Class R4	1.06%	1.18%
High Yield	Class R5	0.76%	0.87%
High Yield	Class Y	0.71%	0.75%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford High Yield Fund returned 1.61% before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned 2.37% for the same period. The Fund outperformed the 0.93% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan

20

The Hartford High Yield Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

joined the growing list of countries with negative yields. In the U.S.,

the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, investment grade corporates, and bank loans as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Barclays U.S. Corporate High Yield Bond Index returned 2.37% for the six months ended April 30, 2016 and outperformed duration equivalent treasuries by 0.29%. The Option-Adjusted Spread (OAS) of the High Yield Index was 5.77% on April 30, 2016, wider than the prior six months (5.60%). As was the case with many other credit risk sectors, the period was volatile for the high yield market, as spreads widened in early 2016 but then tightened in mid-February, led by a rebound in the Energy and Metals and Mining sectors.

Overall, sector allocation decisions detracted from returns relative to the Barclays U.S. Corporate High Yield Bond Index, primarily driven by the Fund’s underweight allocation to the Metals/Mining sector. Over the six months ended April 30, 2016, commodity prices remained volatile but rallied over the second half of the period. The Fund remain underweight the Metals/Mining sector as we continue to be concerned about a slowdown in global metals demand driven by emerging markets as well as industry oversupply. This was partially offset by an overweight to Technology, a sector we favor primarily due to the bottom up ideas we are finding in the space. We see the best opportunities in software companies with strong recurring revenue streams and are more wary of hardware companies.

During the period, security selection contributed positively to returns relative to the Barclays U.S. Corporate High Yield Bond Index within the Energy and Cable Satellite sectors. A lack of exposure to a number of issuers in the Energy sector contributed positively to benchmark relative performance, as many issuers remained under pressure despite the rally in oil prices. We continue to focus the Fund’s exposure on higher quality exploration and production (E&P) credits and remain cautious on oil services and refining issuers. In the Cable Satellite sector, the Fund’s lack of exposure to Intelsat helped relative returns. Intelsat recently lowered its forward guidance and we have concerns about the industry dynamics and refinancing risk for the company. The positive security selection was partially offset by selection in the Financial Services sector where exposure to a number of U.K. banks, including Royal Bank of Scotland and Barclays Bank, detracted from relative returns due to uncertainty over a potential U.K. exit from the European Union.

Over the period, the Fund had a small position in High Yield Index linked credit default swaps (CDX). The Fund’s CDX position is used for liquidity purposes and for tactically adjusting the risk posture of the Fund. This derivative position was not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We remain generally constructive on high yield, but recognize that credible threats to global growth have increased. We expect that default rates will continue to increase, to a range of 5-6% by the end of 2016, but that they will mainly be concentrated in the commodity-sensitive sectors (Energy and Metals and Mining). While we are finding what we see as opportunities in these sectors, we are generally taking a selective approach to investing in them. We continue to focus the Fund’s efforts on issuers that we believe will benefit from a strong U.S. consumer and in sectors that are less cyclical in nature (for example, Media Cable and Healthcare) as we believe that they offer an attractive risk/reward profile. We believe the economic backdrop for the high-yield market is generally supportive, but continue to closely monitor factors that could cause the commodity-related stress to spread to the broader market, including the potential impact of a strengthening U.S. dollar on the industrial economy and trends in bank lending standards across sectors.

The Fund ended the period most overweight Healthcare and Technology and most underweight Metals and Mining and Automotive, relative to the Barclays U.S. Corporate High Yield Bond Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates,

21

The Hartford High Yield Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.2%

Total	0.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Convertible Bonds	0.7
Corporate Bonds	91.4
Senior Floating Rate Interests	1.5

Total	93.6%

Short-Term Investments	5.2
Other Assets & Liabilities	1.0

Total	100.0%

22

The Hartford Inflation Plus Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Inflation Plus A2	2.74%	0.46%	1.48%	4.02%
Inflation Plus A3	-1.88%	-4.06%	0.55%	3.55%
Inflation Plus B2	2.36%	-0.29%	0.72%	3.41%	[4]
Inflation Plus B3	-2.64%	-5.27%	0.37%	3.41%	[4]
Inflation Plus C2	2.36%	-0.38%	0.72%	3.23%
Inflation Plus C3	1.36%	-1.38%	0.72%	3.23%
Inflation Plus I2	2.89%	0.64%	1.74%	4.29%
Inflation Plus R3[2]	2.60%	0.09%	1.14%	3.69%
Inflation Plus R4[2]	2.75%	0.37%	1.43%	3.97%
Inflation Plus R5[2]	2.80%	0.64%	1.73%	4.24%
Inflation Plus Y2	2.98%	0.82%	1.82%	4.34%
Barclays U.S. TIPS 1-10 Year Index	3.12%	1.23%	1.51%	3.98%
Barclays U.S. TIPS Index	3.89%	1.12%	2.58%	4.67%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Barclays U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford Inflation Plus Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Inflation Plus	Class A	0.85%	0.94%
Inflation Plus	Class B	1.60%	1.78%
Inflation Plus	Class C	1.60%	1.66%
Inflation Plus	Class I	0.60%	0.73%
Inflation Plus	Class R3	1.20%	1.25%
Inflation Plus	Class R4	0.90%	0.95%
Inflation Plus	Class R5	0.60%	0.66%
Inflation Plus	Class Y	0.54%	0.54%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Inflation Plus Fund returned 2.74%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmarks, the Barclays U.S. TIPS 1-10 Year Index, and Barclays U.S. TIPS Index, which returned 3.12% and 3.89%, respectively, for the same period. The Fund also underperformed the 3.05% average return of the Lipper Inflation Protected Bond Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period.

24

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Oil price volatility and global macroeconomic uncertainty continued to drive much of the movement in Treasury Inflation-Protected Securities (TIPS) “real” yields and in the “break-even” spread, which is the difference between TIPS and nominal Treasury yields. In late 2015, inflation break-evens rose following favorable employment and inflation data and the Fed’s decision to not to raise the Funds rate in September. 5- and 10-year break-evens rose by 0.20% and 0.15%, respectively, and both nominal and real yields also trended upward. The first part of 2016 has seen interest rate and commodity price volatility that has also affected the TIPS market. In January and early February, markets were affected by concerns that global economic turmoil would spread to the U.S., and even concerns that the Fed was mistaken in raising rates by 0.25% in December. These growth concerns and tightening financial conditions, along with a renewed slump in oil prices, contributed positively to rallies in interest rates and a downward revision of market inflation expectations, with inflation break-evens reaching new post-crisis lows (10-year break-evens as low as 1.19%). Since February, market sentiment has improved, and in particular, strong employment figures and Core Consumer Price Index (CPI) prints (consistently about 2%) have contributed positively to a recovery in inflation break-evens, and 5-and 10-year break-evens rose by 0.65% and 0.51%, respectively, between their February lows and the end of April.

The Fund’s performance from TIPS was the primary detractor from relative results due to curve positioning in TIPS. In late 2015, TIPS contributed positively to performance as the real yield curve flattened and we expressed a curve flattening bias through TIPS. In the first quarter of 2016, the same position detracted from performance as the TIPS yield curve steepened. The Fund’s allocation to a developed-currency relative value strategy was also a detractor from performance during the period; the strategy was long the U.S. dollar during a time when the dollar depreciated. The contributors to performance during the period were the holdings in certain risk assets that performed better than risk assets more broadly, including bank loans, Agency Credit Risk Transfer securities, and AAA-rated commercial mortgage backed securities (CMBS). The Fund also benefited from its holdings in inflation-linked bonds from emerging market countries experiencing low growth and high inflation.

Over the period, the Fund made use of derivatives in pursuit of both risk management and benchmark-relative returns. Derivatives usage included U.S. Treasury futures to manage duration, currency forwards both to hedge emerging market currency risk and as part of the developed currency strategy, and CPI swaps to add inflation sensitivity. Over the period, the impact of derivatives on performance was mixed. The developed-market currency strategy contributed positively to overall performance; however, currency hedges to manage exposure from the non-U.S. inflation linked bonds detracted from overall performance as the U.S. dollar has weakened year-to-date.

What is the outlook?

We remain positive on longer-term break-even valuations. While 5-and 10- year break-evens have risen in recent months, we still believe that they are undervalued, given that Core CPI is now above 2% and we expect it to stabilize there this year. We believe there are still short-term conditions making inflation less likely, including the risk of a further oil slump and the possibility that tightening domestic financial conditions in response to global economic turmoil could put downward pressure on inflation. However, we expect that these difficult conditions are likely to keep Core CPI near its current level rather than push Core CPI dramatically lower in 2016.

At the end of the period, the Fund was long 10-year break-evens and short duration relative to the Barclays U.S. TIPS 1-10 Year Index. We continued to be underweight shorter-maturity TIPS, which are most sensitive to short-term changes in inflation. At the end of the period, the Fund maintained out-of-benchmark allocations to bank loans, non-U.S. dollar inflation linked bonds, and non-agency residential and CMBS.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

25

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	3.5%
Foreign Government Obligations	3.2
Senior Floating Rate Interests	4.8
U.S. Government Agencies	1.2
U.S. Government Securities	84.4

Total	97.1%

Short-Term Investments	3.2
Other Assets & Liabilities	(0.3)

Total	100.0%

26

Hartford Municipal Income Fund inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/16)

	6 Months[1]	Since Inception[2]
Municipal Income A3	3.55%	5.28%
Municipal Income A4	-1.11%	0.54%
Municipal Income C3	3.17%	4.56%
Municipal Income C4	2.17%	3.56%
Municipal Income I3	3.68%	5.52%
Barclays Municipal Bond Index	3.55%	5.59%

[1]	Not Annualized
[2]	Inception: 05/29/2015. Cumulative returns not annualized.
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays Municipal Bond Index is an unmanaged index of municipal bonds with maturities greater than two years.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

27

Hartford Municipal Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Income	Class A	0.70%	1.12%
Municipal Income	Class C	1.45%	1.84%
Municipal Income	Class I	0.45%	0.84%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Income Fund returned 3.55%, before sales charge, for the six-month period ended April 30, 2016, performing in line with the Barclays U.S. Municipal Bond Index, the Fund’s benchmark, which returned 3.55% for the same period. The Fund underperformed the 3.78% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined.

28

Hartford Municipal Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

The U.S. dollar weakened versus a broad basket of currencies over the period.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 3.74% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the six-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AA GOs to 10-year Treasuries decreased over the period falling from 94% to 88%. In spite of a tepid fund flow environment, technical factors were mixed early in the period as demand from funds was relatively strong. Technical factors were positive to end the period.

An out of benchmark allocation to high yield revenue bonds and high yield GO bonds was the main driver of performance during the period. Security selection within investment grade revenue bonds contributed positively to performance relative to the Barclays U.S. Municipal Bond Index, particularly within the sales tax and special tax sectors. The Fund’s duration and yield curve positioning contributed positively to relative results during the period. Security selection within investment grade revenue bonds, primarily in airports, detracted from performance relative to the Barclays U.S. Municipal Bond Index during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, although the global economic backdrop poses a risk. We also expect the Fed to continue to raise interest rates at a gradual pace and we ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are near post-recession lows, municipals offer value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which we believe may pose a risk as the economic recovery is quite mature. We expect that pension and health care costs will continue to pressure municipal budgets and headline credit risk but widespread defaults are not expected. We expect upgrades in transportation sectors, particularly in airports, as lower fuel prices have continued to drive strong results.

We expect municipal credit spreads to tighten over the course of 2016. Negative headlines will likely persist in Puerto Rico, Illinois, and Chicago; however, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market.

The Fund ended the period with a duration of 5.52 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Diversification by Industry

as of April 30, 2016

Industry	Percentage of Net Assets
Airport	10.9%
Development	1.2
Education	2.2
Facilities	0.3
General	14.0
General Obligation	14.9
Higher Education	2.1
Medical	12.8
Mello-Roos District	1.3
Nursing Homes	3.8
Power	1.6
School District	6.3
Single Family Housing	1.6
Tobacco	4.9
Transportation	11.8
Utilities	1.1
Water	1.8
Short-Term Investments	9.5
Other Assets & Liabilities	(2.1)

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

29

The Hartford Municipal Opportunities Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Municipal Opportunities A3	3.55%	5.20%	5.98%	2.91%
Municipal Opportunities A4	-1.11%	0.46%	5.01%	2.38%
Municipal Opportunities B3	3.16%	4.53%	5.20%	2.21%	[5]
Municipal Opportunities B4	-1.84%	-0.47%	4.87%	2.21%	[5]
Municipal Opportunities C3	3.16%	4.41%	5.19%	2.15%
Municipal Opportunities C4	2.16%	3.41%	5.19%	2.15%
Municipal Opportunities I3	3.67%	5.45%	6.26%	3.18%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	2.82%	4.47%	4.25%	4.65%

[1]	Not Annualized
[2]	Inception: 05/31/2007
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

30

The Hartford Municipal Opportunities Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Opportunities	Class A	0.69%	0.70%
Municipal Opportunities	Class B	1.44%	1.52%
Municipal Opportunities	Class C	1.44%	1.46%
Municipal Opportunities	Class I	0.44%	0.45%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Opportunities Fund returned 3.55%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 2.82% for the same period. The Fund also outperformed the 3.09% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased

31

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 3.74% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the six-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AA GOs to 10-year Treasuries decreased over the period falling from 94% to 88%. In spite of a tepid fund flow environment, technical factors were mixed early in the period as demand from funds was relatively strong. Technical factors were positive to end the period.

An out of benchmark allocation to high yield tobacco and health care revenue bonds was the primary driver of outperformance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period. Security selection within investment grade revenue Bonds, particularly within the lease and special tax sectors also contributed positively to results relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index over the period. Duration and yield curve positioning contributed positively to benchmark-relative outperformance, largely due to the Fund’s overweight to the 10-year and 20-year portions of the yield curve, where rates tightened. Security selection within investment grade GO bonds, primarily local GO bonds, detracted from performance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, although the global economic backdrop poses a risk. We also expect the Fed to continue to raise interest rates at a gradual pace and we ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are near post-recession lows, we believe municipals offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-

recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We expect that pension and health care costs will continue to pressure municipal budgets and headline credit risk but widespread defaults are not expected. We expect upgrades in transportation sectors, particularly in airports, as lower fuel prices have continued to drive strong results.

We expect municipal credit spreads to tighten over the course of 2016. Negative headlines will likely persist in Puerto Rico, Illinois, and Chicago; however, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market.

The Fund ended the period with a duration of 4.96 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

32

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Industry

as of April 30, 2016

Industry	Percentage of Net Assets
Airport	4.6%
Development	3.7
Education	3.3
Facilities	1.0
General	18.1
General Obligation	12.3
Higher Education	2.5
Housing	0.1
Medical	12.2
Mello-Roos District	0.9
Multifamily Housing	0.4
Nursing Homes	3.5
Pollution	0.3
Power	2.1
School District	6.0
Single Family Housing	1.6
Tobacco	3.6
Transportation	9.0
Utilities	1.0
Water	6.1
Short-Term Investments	8.7
Other Assets & Liabilities	(1.0)

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

33

The Hartford Municipal Real Return Fund inception 06/02/1986

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income exempt from federal income tax and after-tax inflation-adjusted total returns.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Municipal Real Return A2	2.99%	2.61%	3.65%	2.11%
Municipal Real Return A3	-1.64%	-2.01%	2.70%	1.64%
Municipal Real Return B2	2.74%	1.84%	2.90%	1.50%	[4]
Municipal Real Return B3	-2.26%	-3.14%	2.54%	1.50%	[4]
Municipal Real Return C2	2.73%	1.85%	2.89%	1.35%
Municipal Real Return C3	1.73%	0.85%	2.89%	1.35%
Municipal Real Return I2	3.23%	2.87%	3.92%	2.36%
Municipal Real Return Y2	3.23%	2.87%	3.92%	2.36%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	2.82%	4.47%	4.25%	4.62%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

34

The Hartford Municipal Real Return Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Real Return	Class A	0.69%	0.79%
Municipal Real Return	Class B	1.44%	1.61%
Municipal Real Return	Class C	1.44%	1.54%
Municipal Real Return	Class I	0.44%	0.56%
Municipal Real Return	Class Y	0.44%	0.49%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Real Return Fund returned 2.99%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 2.82% for the same period. The Fund underperformed the 3.09% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global

35

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 3.74% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the six-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AA GOs to 10-year Treasuries decreased over the period falling from 94% to 88%. In spite of a tepid fund flow environment, technical factors were mixed early in the period as demand from funds was relatively strong. Technical factors were positive to end the period.

The Fund’s inflation overlay – which is implemented via Consumer Price Index (CPI) swap derivatives – was the main driver of outperformance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period, as longer term inflation expectations also increased during the period. Security selection within investment grade revenue bonds contributed positively to benchmark-relative returns over the period, particularly within the Special Tax and Education sectors. An out-of-benchmark allocation to high yield revenue bonds also contributed positively to relative performance over the period. The Fund’s duration and yield curve positioning also contributed positively to relative performance. Security selection within investment grade GO bonds, primarily local GO bonds, detracted from performance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period.

Outside of the CPI swaps previously mentioned, derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, although the global economic backdrop poses a risk. We also expect the Fed to continue to raise interest rates at a gradual pace and we ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are near post-recession lows, we believe that municipals offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We expect that pension and health care costs will continue to pressure municipal budgets and headline credit risk but widespread defaults are not expected. We expect upgrades in transportation sectors, particularly in airports, as lower fuel prices have continued to drive strong results.

We expect municipal credit spreads to tighten over the course of 2016. Negative headlines will likely persist in Puerto Rico, Illinois, and Chicago; however, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market.

We believe that, the difference between U.S. Treasury yield and U.S. Treasury Inflation-Protected Securities (TIPS) yield returns will continue to have a positive effect. Core CPI is over 2 percent, where we expect it to stabilize this year, whereas market inflation expectations, measured as the spread between nominal U.S. Treasuries and TIPS, are still well below this level. We believe that there are still short-term headwinds to inflation, including the possibility that global economic uncertainty and political risk could cause financial conditions to tighten, affecting goods inflation in the near-term. These difficult conditions will likely continue to influence the size and timing of the Fund’s breakeven positions.

We maintained the portfolio’s inflation sensitivity during the period via the inflation overlay, with the hedge ratio at approximately 86% on a contribution to duration basis at the end of the period. The Fund ended the period with a duration of 4.45 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. The value of inflation-protected securities generally fluctuates with changes in real interest rates and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Derivatives

36

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Diversification by Industry

as of April 30, 2016

Industry	Percentage of Net Assets
Airport	10.7%
Bond Bank	0.3
Development	3.6
Education	1.1
Facilities	2.1
General	17.0
General Obligation	10.7
Higher Education	5.9
Medical	13.6
Mello-Roos District	0.9
Multifamily Housing	0.3
Nursing Homes	3.8
Power	2.4
School District	6.6
Single Family Housing	0.9
Tobacco	1.9
Transportation	8.8
Water	7.2
Short-Term Investments	2.5
Other Assets & Liabilities	(0.3)

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

37

Hartford Municipal Short Duration Fund inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Cumulative Returns (as of 4/30/16)

	6 Months[1]	Since Inception[2]
Municipal Short Duration A3	0.84%	1.76%
Municipal Short Duration A4	-3.70%	-2.82%
Municipal Short Duration C3	0.47%	0.99%
Municipal Short Duration C4	-0.53%	-0.01%
Municipal Short Duration I3	0.96%	1.99%
Barclays Municipal Bond Short 1-5 Year Index	0.76%	1.98%

[1]	Not Annualized
[2]	Inception: 5/29/2015. Cumulative returns not annualized.
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

The Barclays Municipal Bond Short 1-5 Year Index measures the performance of municipal bonds with time to maturity of more than one year and less than five years.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

38

Hartford Municipal Short Duration Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Municipal Short Duration	Class A	0.69%	1.12%
Municipal Short Duration	Class C	1.44%	1.82%
Municipal Short Duration	Class I	0.44%	0.78%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Short Duration Fund returned 0.84%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Barclays Municipal Bond Short 1-5 Year Index, which returned 0.76% for the same period. The Fund also outperformed the 0.48% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined.

39

Hartford Municipal Short Duration Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

The U.S. dollar weakened versus a broad basket of currencies over the period.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 3.74% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) tightened for the six-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AA GOs to 10-year Treasuries decreased over the period falling from 94% to 88%. In spite of a tepid fund flow environment, technical factors were mixed early in the period as demand from funds was relatively strong. Technical factors were positive to end the period.

The Fund’s allocation to and security selection within investment grade revenue bonds contributed positively to returns relative to the Barclays Municipal Bond Short 1-5 Year Index over the period, specifically within the Healthcare and Transportation sectors. Security selection within investment grade GO bonds and an out-of-benchmark allocation to high yield revenue bonds also contributed positively to returns relative to the Barclays Municipal Bond Short 1-5 Year Index over the period. Duration and yield curve positioning contributed positively to benchmark-relative results during the period. An underweight to investment grade education revenue bonds modestly detracted from performance relative to the Barclays Municipal Bond Short 1-5 Year Index during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Our view on U.S. economic growth remains generally constructive, although the global economic backdrop poses a risk. We also expect the Fed to continue to raise interest rates at a gradual pace and we ended the period with a moderately pro-cyclical risk posture.

We continue to have a favorable view on municipal credit. Although spreads are near post-recession lows, we believe municipals offer pockets of value relative to corporates on an after-tax basis, particularly in the mid-quality range (AA- to A-). Credit repair continues at the state level and tax collections are back to pre-recession levels in real terms; however, state budgets and revenues have become increasingly tied to the cycle, which may pose a risk as the economic recovery is quite mature. We expect that pension and health care costs will continue to pressure municipal budgets and headline credit risk but widespread defaults are not expected. We expect upgrades in Transportation sectors, particularly in airports, as lower fuel prices have continued to drive strong results.

We expect municipal credit spreads to tighten over the course of 2016 (Figure 9). Negative headlines will likely persist in Puerto Rico, Illinois, and Chicago; however, we view these situations as isolated and unlikely to have an adverse effect on the broader municipal market.

The Fund ended the period with a duration of 2.33 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Diversification by Industry

as of April 30, 2016

Industry	Percentage of Net Assets
Airport	11.5%
Development	1.6
Education	4.8
General	12.2
General Obligation	10.8
Higher Education	2.6
Housing	0.1
Medical	13.9
Mello-Roos District	2.6
Nursing Homes	2.6
Power	2.0
School District	11.3
Single Family Housing	0.5
Tobacco	1.6
Transportation	10.8
Utilities	1.8
Water	3.5
Short-Term Investments	7.1
Other Assets & Liabilities	(1.3)

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

40

The Hartford Quality Bond Fund inception 11/30/2012

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
Quality Bond A3	2.20%	2.39%	2.15%
Quality Bond A4	-2.40%	-2.22%	0.78%
Quality Bond C3	1.84%	1.71%	1.40%
Quality Bond C4	0.84%	0.71%	1.40%
Quality Bond I3	2.36%	2.70%	2.44%
Quality Bond R3[3]	2.47%	2.48%	1.92%
Quality Bond R4[3]	2.49%	2.65%	2.19%
Quality Bond R5[3]	2.72%	3.03%	2.52%
Quality Bond Y3	2.36%	2.70%	2.45%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	2.23%

[1]	Not Annualized
[2]	Inception: 11/30/2012
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

41

The Hartford Quality Bond Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Quality Bond	Class A	1.01%	1.24%
Quality Bond	Class C	1.76%	1.99%
Quality Bond	Class I	0.76%	0.95%
Quality Bond	Class R3	1.31%	1.64%
Quality Bond	Class R4	1.01%	1.34%
Quality Bond	Class R5	0.71%	1.04%
Quality Bond	Class Y	0.66%	0.95%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Val Petrov, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Quality Bond Fund returned 2.20%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.82% for the same period. The Fund also underperformed the 2.55% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared

42

The Hartford Quality Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Mortgage backed securities (MBS), as measured by the Barclays U.S. MBS Fixed Rate Index, returned 1.97% for the period. In late 2015, higher coupons outperformed amid the rise in interest rates. Year to date in 2016, middle coupons underperformed, given concerns that the strong rally in low rates would lead to higher prepayments, affecting coupons that are particularly sensitive to changes in prepayment behavior.

Duration was the primary detractor from performance relative to the Barclays U.S. Aggregate Bond Index during the period. The Fund strategically maintains a shorter duration than its benchmark, which hurt relative performance in early 2016 amid a strong rally in rates. The Fund’s structural underweight to investment grade (IG) corporate credit detracted from performance during the rally in credit assets from February through April 2016. Allocations to non-agency MBS and collateralized mortgage obligations (CMOs), and an overweight to commercial mortgage backed securities (CMBS) also contributed positively to performance over the period. Agency MBS performance also added to returns relative to the Barclays U.S. Aggregate Bond Index over the period, primarily due to an underweight in the Government National Mortgage Association (GNMA) 30-years and a recent overweight in the Federal Home Loan Mortgage Corporation (FHLMC) versus the Federal National Mortgage Association (FNMA) 30-years. Allocations to FNMA Delegated Underwriting and Servicing (DUS) bonds and Collateralized Loan Obligations (CLOs) were also positive contributors.

The Fund uses U.S. Treasury futures to adjust the duration and risk posture of the Fund. Over the period, the use of these types of derivatives did not materially affect performance relative to the Barclays U.S. Aggregate Bond Index.

What is the outlook?

We continue to believe that agency MBS represent a better risk/reward trade-off than IG corporate credit over a full cycle. Over the long term, we expect MBS spreads to trade in a lower range relative to in history given what we believe are favorable supply dynamics in U.S. Treasuries, a shift in buyer-base to long term investors, and constrained mortgage credit environment. We continue to find what we consider to be value in mortgage assets with more stable duration profiles than MBS pass-throughs, such as DUS bonds and certain types of CMOs, which we believe, would perform better in an environment of rising volatility. We also remain constructive on CMBS, and believe that valuations and commercial property fundamentals still support an allocation to the sector. We have tended to focus on seasoned (2013–2015) and higher-quality legacy CMBS that are less sensitive to the underperformance in other risk assets. We maintain an allocation to asset-backed securities and senior CLOs from upper-tier managers, driven by our view of strong domestic economic fundamentals and positive outlook for the U.S. consumer.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may use dollar rolls, repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

43

The Hartford Quality Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	24.4%
U.S. Government Agencies	88.8
U.S. Government Securities	3.3

Total	116.5%

Short-Term Investments	21.6
Other Assets & Liabilities	(38.1)

Total	100.0%

44

The Hartford Short Duration Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Short Duration A2	1.32%	1.05%	1.83%	2.76%
Short Duration A3	-0.70%	-0.97%	1.42%	2.55%
Short Duration B2	1.32%	1.05%	1.92%	2.43%	[4]
Short Duration B3	-3.68%	-3.92%	1.55%	2.43%	[4]
Short Duration C2	0.85%	0.19%	1.05%	1.98%
Short Duration C3	-0.15%	-0.80%	1.05%	1.98%
Short Duration I2	1.38%	1.25%	2.10%	2.95%
Short Duration R3[2]	1.07%	0.75%	1.56%	2.79%
Short Duration R4[2]	1.22%	1.05%	1.86%	2.94%
Short Duration R5[2]	1.37%	1.25%	2.12%	3.07%
Short Duration Y2	1.41%	1.40%	2.16%	3.09%
Barclays 1-3 Year U.S. Government/Credit Index	0.79%	1.10%	1.07%	2.78%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

45

The Hartford Short Duration Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Short Duration	Class A	0.85%	0.90%
Short Duration	Class B	1.60%	1.78%
Short Duration	Class C	1.60%	1.60%
Short Duration	Class I	0.54%	0.54%
Short Duration	Class R3	1.15%	1.23%
Short Duration	Class R4	0.85%	0.92%
Short Duration	Class R5	0.55%	0.62%
Short Duration	Class Y	0.51%	0.51%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Short Duration Fund returned 1.32%, before sales charge, for the six-month period ended April 30, 2016, outperforming the Fund’s benchmark, the Barclays 1-3 Year Government/Credit Index, which returned 0.79% for the same period. The Fund also outperformed the 0.80% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

46

The Hartford Short Duration Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Fund’s allocation to investment grade credit was the primary driver of outperformance relative to the Barclays 1-3 Year Government/Credit Index over the period, in particular Industrials and Financials. The Fund’s out-of-benchmark allocation to bank loans, particularly Industrials, was also additive to results relative to the Barclays 1-3 Year Government/Credit Index. In addition, the Fund’s allocation to asset-backed securities and non-agency mortgage-backed securities contributed positively to returns. This was partially offset by security selection within high yield credit which detracted from benchmark-relative returns.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe economic momentum in the United States has continued to be positive while challenges to the global growth outlook have increased. We believe corporate balance sheets in the investment grade corporate bond market remain strong; however credit fundamentals are now in a negative trend. We are maintaining the Fund’s position in the corporate bond sector and continue to favor U.S. financials, particularly the banking sector. We believe that the asset backed securities (ABS) market exhibits strong consumer fundamentals as a result of strengthening employment and lower energy prices, and that commercial mortgage backed securities (CMBS) valuations and the long term fundamentals of that sector are attractive. We believe that the long-term potential diversification benefits of bank loans and their floating-rate nature will eventually reassert themselves, enhancing the relative appeal of this asset class. On balance, the Fund has been positioned with a moderately pro-cyclical risk posture. At the end of the period, we maintained allocations to agency and non-agency MBS and continued to favor auto ABS and higher quality collateralized loan obligations (CLOs), as well as senior tranches of shorter CMBS and bank loans. At the end of the period, the Fund remained underweight, relative to the Barclays 1-3 Year Government/Credit Index, U.S. government and other non-corporate credit.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	12.9%
Corporate Bonds	56.6
Municipal Bonds	0.5
Senior Floating Rate Interests	16.2
U.S. Government Agencies	14.1

Total	100.3%

Short-Term Investments	1.3
Other Assets & Liabilities	(1.6)

Total	100.0%

47

The Hartford Strategic Income Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Strategic Income A3	2.62%	0.10%	3.57%	4.24%
Strategic Income A4	-2.00%	-4.40%	2.62%	3.71%
Strategic Income B3	2.47%	-0.56%	2.83%	3.51%	[5]
Strategic Income B4	-2.53%	-5.35%	2.49%	3.51%	[5]
Strategic Income C3	2.22%	-0.79%	2.79%	3.49%
Strategic Income C4	1.22%	-1.75%	2.79%	3.49%
Strategic Income I3	2.74%	0.36%	3.83%	4.54%
Strategic Income R3[3]	2.58%	-0.21%	3.30%	3.59%
Strategic Income R4[3]	2.63%	0.00%	3.58%	3.90%
Strategic Income R5[3]	2.90%	0.42%	3.89%	4.24%
Strategic Income R6[3]	2.81%	0.38%	3.92%	0.74%
Strategic Income Y3	2.81%	0.35%	3.92%	4.91%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.60%	4.82%

[1]	Not Annualized
[2]	Since inception returns for Classes A, B, C, and I and the Barclays U.S. Aggregate Bond Index are since May 31, 2007. Since Inception returns for Classes R3, R4, R5, R6 and Y are since August 31, 2007
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class Y shares commenced operations on 8/31/07. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Accordingly, the “Since Inception” performance shown for Class Y, R3, R4, R5 and R6 shares is since the commencement of operations of Class Y shares on 8/31/07.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of April 2, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

48

The Hartford Strategic Income Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Strategic Income	Class A	0.95%	1.03%
Strategic Income	Class B	1.70%	1.85%
Strategic Income	Class C	1.70%	1.74%
Strategic Income	Class I	0.70%	0.73%
Strategic Income	Class R3	1.25%	1.41%
Strategic Income	Class R4	0.95%	1.08%
Strategic Income	Class R5	0.65%	0.75%
Strategic Income	Class R6	0.60%	0.69%
Strategic Income	Class Y	0.60%	0.64%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Strategic Income Fund returned 2.62%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.82% for the same period. The Fund outperformed the 1.51% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases would be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government

49

The Hartford Strategic Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted an overall cautious stance to further rate increases in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly willing to hold off on further rate increases as it indicated an even slower tightening path; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), the Canadian dollar (CAD), the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector returns within the period, including a drawdown in many credit risk sectors in the first part of 2016.

Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund with an overweight to credit risk sectors, including high yield credit, emerging markets debt, and bank loans. The primary driver of the Fund’s underperformance relative to the Barclays U.S. Aggregate Bond Index over the period was an overweight allocation to commercial mortgage backed securities (CMBS) and an underweight to investment grade corporate credit, which performed well during the period. Selection within our allocation to mortgage backed securities (MBS) and U.S. Treasuries also detracted from relative returns. We continue to be biased towards the intermediate portion of the yield curve. The Fund’s overweight to the 10-year portion of the yield curve benefited relative returns, while the Fund’s underweight to the 30-year portion of the yield curve, detracted from returns relative to the Barclays U.S. Aggregate Bond Index as interest rates fell beyond 2-year maturities. Derivative exposure to high yield credit default swap indexes (CDX) detracted from relative performance.

The Fund’s emerging market debt allocation, specifically emerging market sovereigns, and developed non-U.S. sovereign debt contributed favorably to returns relative to the Barclays U.S. Aggregate Bond Index over the period. The out-of-benchmark allocation to bank loans, emphasizing the high and middle quality portions of the market, benefited relative returns during the period. An overweight allocation to high yield corporate bonds also contributed positively to the Fund’s relative performance over the period.

Derivative exposure to currency forwards and investment grade corporate indexes helped relative returns.

What is the outlook?

We believe U.S. economic momentum remains positive. We maintain a moderately pro-cyclical risk posture in credit markets generally, and believe that capacity constraints will pressure inflation higher. We remained underweight to investment grade corporates as we believe there are better opportunities in high yield and bank loans. At the end of the period, we were also underweight agency MBS and have trimmed the Fund’s overweight allocation to non-agency residential MBS. At the end of the period, we maintained a structural emphasis on higher income-producing sectors such as bank loans, emerging market debt, non-agency MBS, and high yield.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they

50

The Hartford Strategic Income Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.2%
Preferred Stocks	0.1

Total	0.3%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	14.4%
Corporate Bonds	25.3
Foreign Government Obligations	19.8
Municipal Bonds	1.1
Senior Floating Rate Interests	22.9
U.S. Government Agencies	0.0
U.S. Government Securities	12.8

Total	96.3%

Short-Term Investments	2.6
Purchased Options	0.0
Other Assets & Liabilities	0.8

Total	100.0%

51

The Hartford Total Return Bond Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Total Return Bond Fund A2	2.61%	1.62%	3.39%	4.11%
Total Return Bond Fund A3	-2.01%	-2.96%	2.44%	3.64%
Total Return Bond Fund B2	2.23%	0.75%	2.60%	3.50%[4]
Total Return Bond Fund B3	-2.77%	-4.19%	2.25%	3.50%[4]
Total Return Bond Fund C2	2.34%	0.88%	2.63%	3.35%
Total Return Bond Fund C3	1.34%	-0.11%	2.63%	3.35%
Total Return Bond Fund I2	2.77%	1.94%	3.69%	4.41%
Total Return Bond Fund R3[2]	2.43%	1.23%	3.07%	3.89%
Total Return Bond Fund R4[2]	2.70%	1.65%	3.41%	4.16%
Total Return Bond Fund R5[2]	2.75%	1.86%	3.70%	4.43%
Total Return Bond Fund R6[2]	2.75%	1.83%	3.77%	4.52%
Total Return Bond Fund Y2	2.90%	2.06%	3.82%	4.54%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.60%	4.95%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

52

The Hartford Total Return Bond Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Total Return Bond	Class A	0.88%	0.88%
Total Return Bond	Class B	1.63%	1.87%
Total Return Bond	Class C	1.60%	1.60%
Total Return Bond	Class I	0.57%	0.57%
Total Return Bond	Class R3	1.17%	1.17%
Total Return Bond	Class R4	0.85%	0.85%
Total Return Bond	Class R5	0.56%	0.56%
Total Return Bond	Class R6	0.51%	0.51%
Total Return Bond	Class Y	0.45%	0.45%

*	Actual expenses may be higher or lower. Expenses shown include acquired fund fees and expenses. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Total Return Bond Fund returned 2.61%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Barclays U.S. Aggregate Bond Index, which returned 2.82% for the same period. The Fund outperformed the 2.55% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest rates for the first time as the volatility and instability in financial

53

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging market debt (EMD), and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The primary driver of the Fund’s underperformance versus the Barclays U.S. Aggregate Bond Index was the out-of-benchmark allocation to high yield corporate credit, particularly European Financials. The Fund’s use of high yield credit default swap indexes as a source of liquidity and to manage overall portfolio risk also detracted from results relative to the Barclays U.S. Aggregate Bond Index. Additionally, we positioned the portfolio for an increase in inflation expectations as we believed a tightening labor market would lead inflation higher. Inflation positioning, partly implemented through Consumer Price Index (CPI) swaps, was positive over the period.

An out-of-benchmark allocation to bank loans was additive to relative results, as was positioning within the securitized sectors, specifically exposure to collateralized loan obligations (CLOs). Investment grade credit positioning, in particular security selection within Industrials, benefited performance relative to the Barclays U.S. Aggregate Bond Index.

What is the outlook?

We continued to maintain a moderately pro-cyclical risk stance in credit markets. We believe U.S. economic growth remains positive, monetary policy is still accommodative, and valuations are attractive. We continue to believe capacity constraints should pressure inflation higher so we are positioned for an increase in inflation expectations. We ended the period with a neutral positioning in investment grade corporates. We maintained an overweight to agency mortgage-backed securities (MBS) pass-throughs, favored Federal National Mortgage Association (FNMA) Delegated Underwriting and Servicing (DUS) bonds, and continued to hold an out-of-benchmark allocation to non-agency MBS, both select legacy non-agency bonds and Credit Risk Transfer bonds. The Fund also held high quality commercial mortgage backed securities (CMBS) and CLOs based on what we consider to be attractive valuations. Within high yield, we favored BB-rated securities, bank loans, and contingent convertibles (CoCo’s) of large European banks. At the end of the period, the Fund also continued to hold a small allocation to U.S. Dollar hedged local currency EMD and we believe the Fund was positioned for widening U.S. dollar denominated EMD spreads.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund has the ability to invest in foreign, emerging-market, and high-yield (“junk”) bonds. Investments in these securities generally involve greater risk, volatility, and possibility of loss. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

54

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	32.5%
Corporate Bonds	33.3
Foreign Government Obligations	2.5
Municipal Bonds	1.1
Senior Floating Rate Interests	5.0
U.S. Government Agencies	44.7
U.S. Government Securities	8.6

Total	127.7%

Short-Term Investments	4.0
Purchased Options	0.1
Other Assets & Liabilities	(31.9)

Total	100.0%

55

The Hartford Unconstrained Bond Fund inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	5 Years	10 Years
Unconstrained Bond A2	-0.21%	-1.55%	2.07%	3.58%
Unconstrained Bond A3	-0.21%	-1.55%	2.07%	3.58%
Unconstrained Bond B2	-0.69%	-2.39%	1.29%	2.96%[4]
Unconstrained Bond B3	-5.58%	-7.14%	0.93%	2.96%[4]
Unconstrained Bond C2	-0.58%	-2.37%	1.31%	2.81%
Unconstrained Bond C3	-1.56%	-3.32%	1.31%	2.81%
Unconstrained Bond I2	-0.08%	-1.39%	2.27%	3.68%
Unconstrained Bond R3[2]	-0.46%	-1.95%	1.82%	3.60%
Unconstrained Bond R4[2]	-0.32%	-1.66%	2.10%	3.75%
Unconstrained Bond R5[2]	-0.17%	-1.36%	2.38%	3.89%
Unconstrained Bond Y2	-0.07%	-1.27%	2.37%	3.88%
Barclays U.S. Aggregate Bond Index	2.82%	2.72%	3.60%	4.95%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.14%	0.15%	0.08%	1.11%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/25/12. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a different investment strategy and in pursuit of a different investment objective. As of April 23, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

56

The Hartford Unconstrained Bond Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
Unconstrained Bond	Class A	0.99%	1.17%
Unconstrained Bond	Class B	1.74%	2.11%
Unconstrained Bond	Class C	1.74%	1.86%
Unconstrained Bond	Class I	0.74%	0.81%
Unconstrained Bond	Class R3	1.29%	1.45%
Unconstrained Bond	Class R4	0.99%	1.14%
Unconstrained Bond	Class R5	0.69%	0.83%
Unconstrained Bond	Class Y	0.69%	0.73%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. (L.T.) Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Unconstrained Bond Fund returned -0.21%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmarks, the Barclays U.S. Aggregate Bond Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 2.82% and 0.14%, respectively, for the same period. The Fund performed in-line with the -0.21% average return of the Lipper Alternative Credit Focus Funds peer group, a group of funds that invest in a wide-range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate increase by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In

December 2015, the Federal Open Market Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

Early in 2016, falling oil prices, concerns over slowing growth in China, and questions about the efficacy of central bank monetary policies sparked a broad sell-off in credit markets, while government bond prices benefited from their safe-haven status. Following the lead of European central banks, the BOJ introduced negative interest

57

The Hartford Unconstrained Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

rates for the first time as the volatility and instability in financial markets threatened to tip Japan back into deflation. Markets reversed course in mid-February as the major central banks adopted more cautious monetary policies in an effort to ease market risk. The People’s Bank of China resumed its easing cycle with a surprise cut in the bank’s reserve-requirement ratio and the ECB announced significant easing measures, including lowering interest rates, expanding asset purchases to include investment-grade corporate bonds, and launching new targeted long-term refinancing operations to foster bank lending. The Fed appeared surprisingly cautious as it indicated an even slower path to raising rates; FOMC members refrained from raising interest rates at their March meeting and pared back their forecasts for interest-rate increases in 2016, citing global uncertainties. A rebound in crude oil prices and signs of near-term stabilization in China further supported global financial markets in the second half of the period.

Developed markets’ government bond prices gained over the period as global uncertainties kept central banks in easing mode and Japan joined the growing list of countries with negative yields. In the U.S., the yield curve flattened; front-end yields rose as the Fed increased short-term rates, while intermediate- and long-term yields declined. The U.S. dollar weakened versus a broad basket of currencies over the period. The Japanese yen was the major gainer among G10 currencies, as market participants questioned the efficacy of the BOJ’s negative rates policy. Most commodity-linked currencies, such as the Australian dollar (AUD), Canadian dollar (CAD), and the Norwegian krone (NOK) and emerging market-linked currencies, such as the Brazilian real (BRL) also appreciated following stabilization in oil prices and China’s growth trajectory.

Absolute returns in the major fixed income credit risk sectors were positive, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the full six-month period, including high yield, emerging markets debt, and investment grade corporates, as spreads tightened over the period. However, this masked considerable volatility in credit risk sector within the period, including a drawdown in many credit risk sectors in the first part of 2016.

The Fund maintained a low strategic duration posture given where we are in the interest rate cycle. The Fund’s duration positioning was the primary detractor from returns relative to the Barclays U.S. Aggregate Bond Index as interest rates largely declined over the period. Exposure to high yield European Financials also detracted from performance relative to the Barclays U.S. Aggregate Bond Index as did the Fund’s use of high yield credit default swap indexes. The Fund’s inflation positioning, which was implemented using Consumer Price Index (CPI) swaps, detracted from overall performance. Positioning in commercial mortgage-backed securities (CMBS), including the use of synthetic CMBX indices, a series of indices, designed to reflect the creditworthiness of CMBS, was also a driver of underperformance relative to the Barclays U.S. Aggregate Bond

Index. On the other hand, exposure to bank loans benefited performance over the period. An allocation to collateralized loan obligations (CLO) was also additive over the six month period.

What is the outlook?

We continued to maintain a moderately pro-cyclical risk stance in credit markets. We believe U.S. economic growth remains positive, monetary policy is still accommodative, and valuations are attractive. We continue to believe capacity constraints should pressure inflation higher so we are positioned for an increase in inflation expectations. We are tactically positioning the Fund within a duration range of 0 to 5 years, but are mindful of the likelihood of rising rates. At the end of the period we maintained an emphasis on higher income-producing sectors such as bank loans, non-agency mortgage-backed securities (MBS), high yield, high quality CMBS and CLOs. We were also positioned for widening U.S. dollar denominated emerging market debt spreads.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk such as nonpayment of principal or interest, and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

58

The Hartford Unconstrained Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	34.5%
Corporate Bonds	18.6
Foreign Government Obligations	4.9
Municipal Bonds	1.2
Senior Floating Rate Interests	15.6
U.S. Government Agencies	20.7
U.S. Government Securities	4.1

Total	99.6%

Short-Term Investments	5.6
Purchased Options	0.0
Other Assets & Liabilities	(5.2)

Total	100.0%

59

The Hartford World Bond Fund inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/16)

	6 Months[1]	1 Year	Since Inception[2]
World Bond A3	1.09%	1.36%	3.37%
World Bond A4	-3.46%	-3.20%	2.41%
World Bond C3	0.66%	0.64%	2.61%
World Bond C4	-0.32%	-0.34%	2.61%
World Bond I3	1.13%	1.62%	3.64%
World Bond R3[3]	0.89%	0.99%	3.02%
World Bond R4[3]	1.11%	1.37%	3.35%
World Bond R5[3]	1.14%	1.65%	3.63%
World Bond R6[3]	1.26%	1.81%	1.65%
World Bond Y3	1.27%	1.81%	3.75%
Citigroup World Government Bond Index	7.15%	6.09%	0.81%

[1]	Not Annualized
[2]	Inception: 05/31/2011
[3]	Without sales charge
[4]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2016, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Citigroup World Government Bond Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the Investment Manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

60

The Hartford World Bond Fund

Manager Discussion

April 30, 2016 (Unaudited)

Operating Expenses*

		Net	Gross
World Bond	Class A	1.05%	1.08%
World Bond	Class C	1.77%	1.77%
World Bond	Class I	0.77%	0.77%
World Bond	Class R3	1.35%	1.39%
World Bond	Class R4	1.05%	1.08%
World Bond	Class R5	0.75%	0.83%
World Bond	Class R6	0.70%	0.74%
World Bond	Class Y	0.67%	0.67%

*	Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the period ended April 30, 2016.

Expense ratios are as shown in the most recent prospectus. Net expenses reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 28, 2017 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see “A Word about Risk” section in the “Manager Discussion” section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers

Robert L. Evans

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford World Bond Fund returned 1.09%, before sales charge, for the six-month period ended April 30, 2016, underperforming the Fund’s benchmark, the Citigroup World Government Bond Index, which returned 7.15% for the same period. The Fund also underperformed the 3.20% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States.

Why did the Fund perform this way?

Over the period ended April 30, 2016, global fixed income markets were influenced by global economic growth concerns, central bank monetary policy expectations, and low oil prices. The period began with the continuing theme of diverging central bank policies, particularly between the U.S. and other developed economies. A strengthening U.S. labor market and gradually increasing core inflation led to the widely anticipated rate hike by the Federal Reserve (Fed), which marked an end to a seven-year period of near-zero interest rates. In December 2015, the Federal Open Markets Committee (FOMC) voted unanimously to raise the Fed funds target-rate range by 0.25%, to 0.25% – 0.50%, but insisted that the pace of interest-rate increases will be very gradual and dependent on the direction of economic data. Meanwhile, tepid growth and deflationary pressures forced other developed markets to maintain accommodative monetary policies or ease further. The European Central Bank (ECB) cut its deposit rate and extended the duration of its asset-purchase program through at least March 2017, though the easing measures fell short of the market’s forecasts. The Eurozone’s recovery gained momentum as export orders improved, domestic demand firmed, and there were signs of stronger employment; however, inflationary pressures were nonexistent. The Bank of Japan (BOJ) unexpectedly announced supplementary policy steps, including a maturity extension of its Japanese Government Bond purchases, as the country struggled to generate inflation.

For the six-month period, interest rate positioning, currency positioning, and credit strategies all contributed positively to total returns. On a benchmark-relative basis, interest rate positioning and currency positioning both detracted.

Within country strategies, the Fund’s core allocation to developed markets’ sovereign government debt was a positive contributor to total returns over the period as most sovereign debt yields declined driven by continued central bank easing. Within macro-based duration strategies, overweight positions in the U.K. and the U.S. contributed positively as most global yields fell sharply over the period due to growth concerns and cautious central bank policies. In quantitative country rotation strategies, the Fund’s long U.K. 10-year vs short U.S. 10-year position was a key driver of positive performance, while the Fund’s U.S. flattener vs. German steepener approach was a driver of negative performance. Relative to the Citigroup World Government Bond Index, the Fund’s shorter duration was the primary reason for underperformance during the period. In addition, lacking exposure to peripheral Europe and Japan, relative to the Citigroup World Government Bond Index, detracted as yields fell in those two regions.

Currency strategies had positive total returns. The Fund’s high U.S. dollar exposure helped preserve capital in the last two months of

61

The Hartford World Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

2015 while the Fund’s increased Dollar Bloc allocation, and decreased U.S. Dollar exposure, in the latter part of the period contributed positively as the U.S. Dollar depreciated against most currencies. Within the Fund’s opportunistic strategies, the Fund’s overweight position to the Swedish krona (SEK) was beneficial as the currency rallied amid strong economic data reports. Also, the Fund’s underweight position in the Euro, primarily versus the U.S. Dollar, was beneficial as the ECB hinted strongly at a further loosening of monetary policy. Later in the period, the Fund’s overweight positions in the Australian dollar (AUD), the Norwegian krone (NOK), and the Mexican peso (MXN) were positive contributors as the higher-beta, commodity-linked currencies rallied. On a benchmark-relative basis, the Fund’s higher U.S. Dollar exposure drove underperformance relative to the Citigroup World Government Bond Index during a period where the U.S. Dollar lagged broadly.

Within the Fund’s credit strategies, the Fund’s out-of-benchmark opportunistic allocations to securitized debt and high yield contributed positively to absolute and benchmark-relative returns. The Fund’s exposure to investment grade corporates, primarily within Financials, detracted from results as Financials underperformed due to concerns about the U.K.’s planned exit from the E.U. (“Brexit”) risk and negative interest rates.

The investment team makes use of derivatives in the portfolio, primarily liquid currency forwards and exchange-traded government bond futures, but also in small part credit default swaps, index credit default swaps, interest rate, bond, index and currency futures or options in pursuit of the investment objective as well as to hedge against risk.

Our macro-driven duration strategies that are primarily implemented through the use of exchange-traded government bond futures and cash bonds contributed positively to total returns over the period, while our country rotation strategies which are also implemented through exchange-traded government bond futures detracted. The Fund’s macro-driven currency strategies, which are implemented through currency forwards, added to total returns over the period. The Fund’s credit positioning, which is implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps contributed positively to returns over the period.

What is the outlook?

The ECB has shifted focus from negative rates to enhancing credit transmission. The euro area is posting modest satisfactory growth, primarily driven by consumer spending. The Fed has a very gradual tightening baseline and faces policy asymmetry risks at low rate levels. The Fed appears to be comfortable being a little behind the inflation curve and allowing the economy to ”run hot” for a while. This Fed stance should weaken the dollar, ease financial conditions, and buy some time for the rest of the world (mainly China), all while hoping that inflation expectations are pushed higher. A change in Fed expectations, stabilization in commodity prices, and reversal in extreme negative sentiment has supported China and other emerging markets (EM) linked assets. If Chinese growth does improve cyclically, it will give the Fed more cover to continue their gradual tightening baseline.

Nevertheless, global sovereign yields have lagged during the recent risk-on rally. There also seems to be multiple sources of downward pressure on global rates – sluggish global growth and inflation, overly cautious and central banks disinclined to raise rates, and rising political risk. In the short term, if the recent risk-on rally is primarily driven by the Fed’s caution in raising rates, we believe that it will reverse sooner rather than later because of our high conviction about gradual Fed easing to a near zero interest rate policy. In the medium term, continued improvement in Chinese and other global cyclical indicators is also important for global duration with yield levels falling too low if China and EM economies really do bounce from current levels.

We believe that the Fed likely needs to see more visible and persistent signs of improvement in the global cycle (notably the Chinese cycle), U.S. wages, and U.S. core inflation. Lately, currencies seem more responsive to the Fed’s caution and related risk-on proxies like the Volatility Index (VIX) rather than fundamental factors like terms of trade. Janet Yellen seems concerned about external growth prospects, particularly in China. The ongoing dollar correction could continue until U.S. inflation expectations rise higher and market participants look through the Fed’s recent cautious rhetoric.

We believe that the long term valuation metrics remain negative for the EUR. We believe that the key risk to the Fund’s lower euro view is a Fed that is willing to tighten more slowly than the lift in U.S. inflation. We think valuation and cyclical factors remain constructive for SEK. We believe that economic divergence between Sweden and the Economic and Monetary Union (EMU) means the Riksbank is unlikely to match the ECB in its monetary accommodation. The risk with SEK is the pace of improvement in inflation, as the Riksbank remains sensitive to currency appreciation without a more visibly sustained rise in inflation. Meanwhile, the U.K.’s large twin deficits (record current account of 7% and structural fiscal deficit of 4%), “Brexit” concerns, and the government’s persistent downward revision to trend growth seems to imply that there will be deficit and debt slippage over the next few years. Longer-term, we have a negative bias towards the Pound sterling. We are tactically bullish on select commodity-linked currencies like the AUD, MXN, and NOK as a change in Fed expectations, stabilization in commodity prices, and reversal in extreme negative sentiment should support these currencies. We have a negative outlook on New Zealand dollar (NZD) as we believe the Reserve Bank of New Zealand (RBNZ) will be forced to ease as business confidence, dairy prices, and inflation expectations continue to trend lower.

62

The Hartford World Bond Fund

Manager Discussion – (continued)

April 30, 2016 (Unaudited)

We remain positive on the outlook for corporate credit markets, although we expect the global environment to be more challenging. Accommodative monetary policy from the ECB and BOJ should underpin global credit markets and lead to spread tightening. However, we remain wary of the potential for further commodity-price volatility, a further slowdown in Chinese economic activity and political uncertainty in the U.S., Europe and the U.K. We remain constructive on high yield instruments, based on what we consider to be attractive valuations and stable company fundamentals overall. We expect default rates will continue to rise, particularly in commodity-related sectors. However, we are also finding what we view as attractive idiosyncratic opportunities. We believe current spread levels present an attractive opportunity for long-term investors. Robust global demand for yield should continue to be a tailwind for high yield in the near term.

Within the securitized sectors, we remain constructive on non-agency residential mortgage backed securities (RMBS), which are supported by positive housing fundamentals. The Fund’s longer-term outlook on commercial mortgage backed securities (CMBS) is constructive due to what we believe are favorable commercial real estate fundamentals and attractive valuations, relative both to the sector’s own history and to other credit risk sectors. Within CMBS, we favor higher-quality new issues, seasoned credit bonds, and select single-borrower M&As.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened due to the historically low interest rate environment. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions. These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted

(Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Diversification by Security Type

as of April 30, 2016

Category	Percentage of Net Assets
Equity Securities
Convertible Preferred Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	14.1%
Convertible Bonds	0.2
Corporate Bonds	22.5
Foreign Government Obligations	48.3
Senior Floating Rate Interests	2.3
U.S. Government Agencies	0.3
U.S. Government Securities	8.8

Total	96.5%

Short-Term Investments	2.4
Purchased Options	0.1
Other Assets & Liabilities	0.9

Total	100.0%

63

Fixed Income Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2015 through April 30, 2016.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Hartford Duration-Hedged Strategic Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio(1)	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,005.00	$2.59	$1,000.00	$1,022.28	$2.61	0.52%	182	366
Class C	$1,000.00	$1,001.20	$6.27	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class I	$1,000.00	$1,007.30	$1.00	$1,000.00	$1,023.87	$1.01	0.20%	182	366
Class R3	$1,000.00	$1,003.40	$4.33	$1,000.00	$1,020.54	$4.37	0.87%	182	366
Class R4	$1,000.00	$1,004.90	$2.84	$1,000.00	$1,022.03	$2.87	0.57%	182	366
Class R5	$1,000.00	$1,006.40	$1.35	$1,000.00	$1,023.52	$1.36	0.27%	182	366
Class Y	$1,000.00	$1,006.90	$0.85	$1,000.00	$1,024.02	$0.86	0.17%	182	366

(1)	Ratios do not include expenses of the Underlying Funds, if any.

64

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Emerging Markets Local Debt Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,078.30	$6.51	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class C	$1,000.00	$1,075.60	$10.37	$1,000.00	$1,014.87	$10.07	2.01%	182	366
Class I	$1,000.00	$1,081.40	$5.23	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class R3	$1,000.00	$1,071.60	$8.04	$1,000.00	$1,017.11	$7.82	1.56%	182	366
Class R4	$1,000.00	$1,077.10	$6.51	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class R5	$1,000.00	$1,072.30	$4.95	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class Y	$1,000.00	$1,080.90	$4.71	$1,000.00	$1,020.34	$4.57	0.91%	182	366
The Hartford Floating Rate Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,012.00	$5.05	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class B	$1,000.00	$1,007.00	$8.78	$1,000.00	$1,016.11	$8.82	1.76%	182	366
Class C	$1,000.00	$1,007.10	$8.68	$1,000.00	$1,016.21	$8.72	1.74%	182	366
Class I	$1,000.00	$1,013.30	$3.70	$1,000.00	$1,021.18	$3.72	0.74%	182	366
Class R3	$1,000.00	$1,010.80	$6.30	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class R4	$1,000.00	$1,012.00	$5.05	$1,000.00	$1,019.84	$5.07	1.01%	182	366
Class R5	$1,000.00	$1,012.30	$3.55	$1,000.00	$1,021.33	$3.57	0.71%	182	366
Class Y	$1,000.00	$1,012.50	$3.30	$1,000.00	$1,021.58	$3.32	0.66%	182	366

The Hartford Floating Rate High Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,014.90	$5.31	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class C	$1,000.00	$1,010.10	$9.05	$1,000.00	$1,015.86	$9.07	1.81%	182	366
Class I	$1,000.00	$1,016.20	$4.06	$1,000.00	$1,020.84	$4.07	0.81%	182	366
Class R3	$1,000.00	$1,013.50	$6.81	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class R4	$1,000.00	$1,014.40	$5.31	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class R5	$1,000.00	$1,027.10	$3.83	$1,000.00	$1,021.08	$3.82	0.76%	182	366
Class Y	$1,000.00	$1,016.40	$3.81	$1,000.00	$1,021.08	$3.82	0.76%	182	366

65

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford High Yield Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,016.10	$5.31	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class B	$1,000.00	$1,012.30	$9.06	$1,000.00	$1,015.86	$9.07	1.81%	182	366
Class C	$1,000.00	$1,012.30	$9.06	$1,000.00	$1,015.86	$9.07	1.81%	182	366
Class I	$1,000.00	$1,017.40	$4.06	$1,000.00	$1,020.84	$4.07	0.81%	182	366
Class R3	$1,000.00	$1,014.60	$6.81	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class R4	$1,000.00	$1,016.10	$5.31	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class R5	$1,000.00	$1,017.60	$3.81	$1,000.00	$1,021.08	$3.82	0.76%	182	366
Class Y	$1,000.00	$1,017.90	$3.56	$1,000.00	$1,021.33	$3.57	0.71%	182	366

The Hartford Inflation Plus Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,027.40	$4.34	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class B	$1,000.00	$1,023.60	$8.10	$1,000.00	$1,016.86	$8.07	1.61%	182	366
Class C	$1,000.00	$1,023.60	$8.10	$1,000.00	$1,016.86	$8.07	1.61%	182	366
Class I	$1,000.00	$1,028.90	$3.08	$1,000.00	$1,021.83	$3.07	0.61%	182	366
Class R3	$1,000.00	$1,026.00	$6.10	$1,000.00	$1,018.85	$6.07	1.21%	182	366
Class R4	$1,000.00	$1,027.50	$4.59	$1,000.00	$1,020.34	$4.57	0.91%	182	366
Class R5	$1,000.00	$1,028.00	$3.08	$1,000.00	$1,021.83	$3.07	0.61%	182	366
Class Y	$1,000.00	$1,029.80	$2.83	$1,000.00	$1,022.08	$2.82	0.56%	182	366

Hartford Municipal Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,035.50	$3.54	$1,000.00	$1,021.38	$3.52	0.70%	182	366
Class C	$1,000.00	$1,031.70	$7.32	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class I	$1,000.00	$1,036.80	$2.28	$1,000.00	$1,022.63	$2.26	0.45%	182	366

66

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Municipal Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,035.50	$3.49	$1,000.00	$1,021.43	$3.47	0.69%	182	366
Class B	$1,000.00	$1,031.60	$7.32	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class C	$1,000.00	$1,031.60	$7.32	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class I	$1,000.00	$1,036.70	$2.28	$1,000.00	$1,022.63	$2.26	0.45%	182	366

The Hartford Municipal Real Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,029.90	$3.53	$1,000.00	$1,021.38	$3.52	0.70%	182	366
Class B	$1,000.00	$1,027.40	$7.31	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class C	$1,000.00	$1,027.30	$7.31	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class I	$1,000.00	$1,032.30	$2.27	$1,000.00	$1,022.63	$2.26	0.45%	182	366
Class Y	$1,000.00	$1,032.30	$2.27	$1,000.00	$1,022.63	$2.26	0.45%	182	366

Hartford Municipal Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,008.40	$3.50	$1,000.00	$1,021.38	$3.52	0.70%	182	366
Class C	$1,000.00	$1,004.70	$7.23	$1,000.00	$1,017.65	$7.27	1.45%	182	366
Class I	$1,000.00	$1,009.60	$2.25	$1,000.00	$1,022.63	$2.26	0.45%	182	366

67

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Quality Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,022.00	$4.78	$1,000.00	$1,020.14	$4.77	0.95%	182	366
Class C	$1,000.00	$1,018.40	$8.53	$1,000.00	$1,016.41	$8.52	1.70%	182	366
Class I	$1,000.00	$1,023.60	$3.37	$1,000.00	$1,021.53	$3.37	0.67%	182	366
Class R3	$1,000.00	$1,024.70	$6.39	$1,000.00	$1,018.55	$6.37	1.27%	182	366
Class R4	$1,000.00	$1,024.90	$4.88	$1,000.00	$1,020.04	$4.87	0.97%	182	366
Class R5	$1,000.00	$1,027.20	$3.38	$1,000.00	$1,021.53	$3.37	0.67%	182	366
Class Y	$1,000.00	$1,023.60	$3.12	$1,000.00	$1,021.78	$3.12	0.62%	182	366

The Hartford Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.20	$4.30	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class B	$1,000.00	$1,013.20	$4.30	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class C	$1,000.00	$1,008.50	$7.99	$1,000.00	$1,016.91	$8.02	1.60%	182	366
Class I	$1,000.00	$1,013.80	$2.75	$1,000.00	$1,022.13	$2.77	0.55%	182	366
Class R3	$1,000.00	$1,010.70	$5.80	$1,000.00	$1,019.10	$5.82	1.16%	182	366
Class R4	$1,000.00	$1,012.20	$4.30	$1,000.00	$1,020.59	$4.32	0.86%	182	366
Class R5	$1,000.00	$1,013.70	$2.80	$1,000.00	$1,022.08	$2.82	0.56%	182	366
Class Y	$1,000.00	$1,014.10	$2.50	$1,000.00	$1,022.38	$2.51	0.50%	182	366

68

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Strategic Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.20	$4.84	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class B	$1,000.00	$1,024.70	$6.19	$1,000.00	$1,018.75	$6.17	1.23%	182	366
Class C	$1,000.00	$1,022.20	$8.60	$1,000.00	$1,016.36	$8.57	1.71%	182	366
Class I	$1,000.00	$1,027.40	$3.58	$1,000.00	$1,021.33	$3.57	0.71%	182	366
Class R3	$1,000.00	$1,025.80	$6.35	$1,000.00	$1,018.60	$6.32	1.26%	182	366
Class R4	$1,000.00	$1,026.30	$4.84	$1,000.00	$1,020.09	$4.82	0.96%	182	366
Class R5	$1,000.00	$1,029.00	$3.33	$1,000.00	$1,021.58	$3.32	0.66%	182	366
Class R6	$1,000.00	$1,028.10	$3.08	$1,000.00	$1,021.83	$3.07	0.61%	182	366
Class Y	$1,000.00	$1,028.10	$3.08	$1,000.00	$1,021.83	$3.07	0.61%	182	366

The Hartford Total Return Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,026.10	$4.38	$1,000.00	$1,020.54	$4.37	0.87%	182	366
Class B	$1,000.00	$1,022.30	$8.20	$1,000.00	$1,016.76	$8.17	1.63%	182	366
Class C	$1,000.00	$1,023.40	$8.05	$1,000.00	$1,016.91	$8.02	1.60%	182	366
Class I	$1,000.00	$1,027.70	$2.77	$1,000.00	$1,022.13	$2.77	0.55%	182	366
Class R3	$1,000.00	$1,024.30	$5.89	$1,000.00	$1,019.05	$5.87	1.17%	182	366
Class R4	$1,000.00	$1,027.00	$4.28	$1,000.00	$1,020.64	$4.27	0.85%	182	366
Class R5	$1,000.00	$1,027.50	$2.82	$1,000.00	$1,022.08	$2.82	0.56%	182	366
Class R6	$1,000.00	$1,027.50	$2.47	$1,000.00	$1,022.43	$2.46	0.49%	182	366
Class Y	$1,000.00	$1,029.00	$2.27	$1,000.00	$1,022.63	$2.26	0.45%	182	366

The Hartford Unconstrained Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$997.90	$4.97	$1,000.00	$1,019.89	$5.02	1.00%	182	366
Class B	$1,000.00	$993.10	$8.67	$1,000.00	$1,016.16	$8.77	1.75%	182	366
Class C	$1,000.00	$994.20	$8.68	$1,000.00	$1,016.16	$8.77	1.75%	182	366
Class I	$1,000.00	$999.20	$3.73	$1,000.00	$1,021.13	$3.77	0.75%	182	366
Class R3	$1,000.00	$995.40	$6.45	$1,000.00	$1,018.40	$6.52	1.30%	182	366
Class R4	$1,000.00	$996.80	$4.96	$1,000.00	$1,019.89	$5.02	1.00%	182	366
Class R5	$1,000.00	$998.30	$3.48	$1,000.00	$1,021.38	$3.52	0.70%	182	366
Class Y	$1,000.00	$999.30	$3.48	$1,000.00	$1,021.38	$3.52	0.70%	182	366

69

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford World Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Beginning Account Value November 1, 2015	Ending Account Value April 30, 2016	Expenses paid during the period November 1, 2015 through April 30, 2016	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,010.90	$5.30	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class C	$1,000.00	$1,006.60	$8.88	$1,000.00	$1,016.01	$8.92	1.78%	182	366
Class I	$1,000.00	$1,011.30	$3.95	$1,000.00	$1,020.94	$3.97	0.79%	182	366
Class R3	$1,000.00	$1,008.90	$6.79	$1,000.00	$1,018.10	$6.82	1.36%	182	366
Class R4	$1,000.00	$1,011.10	$5.30	$1,000.00	$1,019.59	$5.32	1.06%	182	366
Class R5	$1,000.00	$1,011.40	$3.80	$1,000.00	$1,021.08	$3.82	0.76%	182	366
Class R6	$1,000.00	$1,012.60	$3.55	$1,000.00	$1,021.33	$3.57	0.71%	182	366
Class Y	$1,000.00	$1,012.70	$3.40	$1,000.00	$1,021.48	$3.42	0.68%	182	366

70

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
AFFILIATED INVESTMENT COMPANIES - 93.9%
	Taxable Fixed Income Funds - 93.9%
1,415,843	The Hartford Strategic Income Fund	$12,119,616

	Total Affiliated Investment Companies (cost $12,611,019)	$12,119,616

	Total Long-Term Investments (cost $12,611,019)	$12,119,616

SHORT-TERM INVESTMENTS - 4.6%
	Other Investment Pools & Funds - 4.6%
588,600	BlackRock Liquidity Funds TempFund Portfolio	$588,600

	Total Short-Term Investments (cost $588,600)	$588,600

Total Investments (cost $13,199,619)^	98.5%	$12,708,216
Other Assets and Liabilities	1.5%	194,655

Total Net Assets	100.0%	$12,902,871

The accompanying notes are an integral part of these financial statements.

71

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$0
Unrealized Depreciation	(491,403)

Net Unrealized Depreciation	$(491,403)

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	24	06/21/2016	$3,133,520	$3,121,500	$12,020
U.S. Treasury 2-Year Note Future	14	06/30/2016	3,062,618	3,060,750	1,868
U.S. Treasury 5-Year Note Future	26	06/30/2016	3,156,557	3,143,766	12,791
U.S. Treasury Long Bond Future	9	06/21/2016	1,493,025	1,469,812	23,213
U.S. Treasury Ultra Long Term Bond Future	1	06/21/2016	173,924	171,344	2,580

Total					$52,472

Total futures contracts					$52,472

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

72

Hartford Duration-Hedged Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Affiliated Investment Companies	$12,119,616	$12,119,616	$—	$—
Short-Term Investments	588,600	588,600	—	—
Futures Contracts(2)	52,472	52,472	—	—

Total	$12,760,688	$12,760,688	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

73

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2%
		Argentina - 0.5%
$	222,110	Aeropuertos Argentina 2000 SA 10.75%, 12/01/2020(1)	$239,923
	165,000	Banco Hipotecario S.A. 9.75%, 11/30/2020(2)	176,467
	50,000	IRSA Propiedades Comerciales S.A. 8.75%, 03/23/2023(2)	52,563

			468,953

		Azerbaijan - 0.5%
	200,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(2)	205,550
	260,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(1)	247,650

			453,200

		Barbados - 0.3%
	240,000	Columbus International, Inc. 7.38%, 03/30/2021(1)	254,928

		Bermuda - 1.1%
	475,000	Digicel Group Ltd. 7.13%, 04/01/2022(1)	386,531
	215,000	GCX Ltd. 7.00%, 08/01/2019(1)	203,173
	510,000	Inkia Energy Ltd. 8.38%, 04/04/2021(1)	525,300

			1,115,004

		Brazil - 0.5%
	200,000	Banco do Brasil S.A. 5.88%, 01/26/2022(1)	189,060
	325,000	Votorantim Cimentos S.A. 7.25%, 04/05/2041(1)	287,527

			476,587

		British Virgin Islands - 2.0%
	245,000	CLP Power HK Finance Ltd. 4.25%, 11/07/2019(1)(3)(4)	249,599
	325,000	CNPC General Capital Ltd. 3.40%, 04/16/2023(1)	327,310
	250,000	FPC Treasury Ltd. 4.50%, 04/16/2023(1)	251,207
	470,000	HLP Finance Ltd. 4.75%, 06/25/2022(1)	504,803
	615,000	SmarTone Finance Ltd. 3.88%, 04/08/2023(1)	598,107

			1,931,026

		Cayman Islands - 3.1%
	250,000	Alibaba Group Holding Ltd. 3.13%, 11/28/2021	253,917
	230,000	Alliance Global Group Cayman Islands, Inc. 6.50%, 08/18/2017(1)	242,075
	360,000	Alpha Star Holding Ltd. 4.97%, 04/09/2019(1)	333,971
	320,000	Comcel Trust via Comunicaciones Celulares S.A. 6.88%, 02/06/2024(1)	302,400
	275,000	Emirates NBD Tier 1 Ltd. 5.75%, 05/30/2019(1)(3)(4)	276,424
	225,000	Geely Automobile Holdings Ltd. 5.25%, 10/06/2019(1)	233,730

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Cayman Islands - 3.1% - (continued)
$	300,000	KWG Property Holding Ltd. 8.98%, 01/14/2019(1)	$319,139
	235,000	Longfor Properties Co., Ltd. 6.88%, 10/18/2019(1)	245,575
	240,000	MAF Global Securities Ltd. 7.13%, 10/29/2018(1)(3)(4)	251,856
	200,000	Semiconductor Manufacturing International Corp. 4.13%, 10/07/2019(1)	205,819
	275,000	Shimao Property Holdings Ltd. 8.38%, 02/10/2022(1)	303,164

			2,968,070

		Chile - 0.5%
	200,000	Cencosud S.A. 5.15%, 02/12/2025(2)	203,351
	350,000	Empresa Electrica Angamos S.A. 4.88%, 05/25/2029(1)	331,245

			534,596

		China - 0.2%
	225,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(2)	231,809

		Colombia - 1.9%
	250,000	Banco de Bogota S.A. 5.38%, 02/19/2023(1)	251,175
	295,000	Colombia Telecomunicaciones S.A. ESP 8.50%, 03/30/2020(2)(3)(4)	262,550
COP	2,406,000,000	Emgesa S.A. ESP 8.75%, 01/25/2021(1)	813,082
$	280,000	Empresa de Energia de Bogota S.A. ESP 6.13%, 11/10/2021(1)	291,900
COP	280,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(2)	71,111
	448,000,000	Empresas Publicas de Medellin ESP 8.38%, 02/01/2021(1)	150,068

			1,839,886

		Hong Kong - 0.2%
$	200,000	Bank of East Asia Ltd. 4.25%, 11/20/2024(1)(4)	201,076

		India - 1.3%
	255,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(2)	260,873
	240,000	ICICI Bank Ltd. 6.38%, 04/30/2022(1)(4)	243,602
	230,000	Indian Oil Corp. Ltd. 5.75%, 08/01/2023(1)	257,407
	230,000	NTPC Ltd. 4.38%, 11/26/2024(1)	239,824
	275,000	Reliance Industries Ltd. 4.88%, 02/10/2045(2)	263,221

			1,264,927

		Ireland - 0.6%
	350,000	Borets Finance Ltd. 7.63%, 09/26/2018(1)	309,820
	250,000	Vnesheconombank Via VEB Finance PLC 6.90%, 07/09/2020(1)	262,500

			572,320

The accompanying notes are an integral part of these financial statements.

74

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Kazakhstan - 0.8%
$	295,000	Halyk Savings Bank of Kazakhstan JSC 7.25%, 01/28/2021(1)	$303,148
	233,000	KazMunayGas National Co. JSC 7.00%, 05/05/2020(1)	248,191
	310,000	Zhaikmunai LLP 6.38%, 02/14/2019(1)	255,378

			806,717

		Luxembourg - 1.7%
	275,000	Altice Finco S.A. 8.13%, 01/15/2024(1)	268,125
ZAR	475,000	European Investment Bank 0.00%, 12/31/2018(5)	26,897
$	385,000	MHP S.A. 8.25%, 04/02/2020(1)	344,575
	375,000	Offshore Drilling Holding S.A. 8.38%, 09/20/2020(1)	168,750
	365,000	Petrobras Global Finance B.V. 5.38%, 01/27/2021	324,394
	515,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(1)	512,373

			1,645,114

		Mexico - 1.9%
	220,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	237,820
	310,000	Mexichem S.A.B. de C.V. 6.75%, 09/19/2042(1)	309,613
		Petroleos Mexicanos
MXN	20,000,000	7.47%, 11/12/2026	1,006,164
$	300,000	8.00%, 05/03/2019	333,990

			1,887,587

		Morocco - 0.3%
	295,000	OCP S.A. 6.88%, 04/25/2044(1)	307,169

		Netherlands - 1.7%
	250,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024(2)	189,675
	240,000	ICTSI Treasury B.V. 5.88%, 09/17/2025(1)	255,667
	240,000	Listrindo Capital B.V. 6.95%, 02/21/2019(1)	249,300
	330,000	Myriad International Holdings B.V. 5.50%, 07/21/2025(1)	337,273
	75,000	Petrobras Global Finance B.V. 3.00%, 01/15/2019	67,478
	530,000	VTR Finance B.V. 6.88%, 01/15/2024(1)	529,337

			1,628,730

		Peru - 0.6%
	321,000	Banco de Credito del Peru/Panama 6.88%, 09/16/2026(1)(4)	356,310
	250,000	Union Andina de Cementos SAA 5.88%, 10/30/2021(2)	256,875

			613,185

		Philippines - 0.3%
	240,000	SM Investments Corp. 4.88%, 06/10/2024(1)	251,015

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.2% - (continued)
		Singapore - 1.6%
$	230,000	ABJA Investment Co. Pte Ltd. 5.95%, 07/31/2024(1)	$218,464
	200,000	BOC Aviation Pte Ltd. 3.88%, 04/27/2026(2)	199,010
	260,000	STATS ChipPAC Ltd. 8.50%, 11/24/2020(2)	263,900
	465,000	Theta Capital Pte Ltd. 6.13%, 11/14/2020(1)	467,280
	390,000	United Overseas Bank Ltd. 3.75%, 09/19/2024(1)(4)	400,608

			1,549,262

		South Korea - 0.4%
	340,000	Shinhan Bank 3.88%, 03/24/2026(2)	343,931

		Thailand - 0.7%
	225,000	Krung Thai Bank PCL/Cayman Islands 5.20%, 12/26/2024(1)(4)	231,832
	435,000	PTT Exploration & Production PCL 4.88%, 06/18/2019(2)(3)(4)	427,993

			659,825

		Turkey - 0.6%
	225,000	Turkiye Is Bankasi 5.38%, 10/06/2021(2)	228,319
	355,000	Yasar Holdings A/S 8.88%, 05/06/2020(2)	369,059

			597,378

		United Arab Emirates - 0.1%
	110,000	DP World Ltd. 6.85%, 07/02/2037(1)	114,055

		United Kingdom - 0.3%
ZAR	550,000	European Bank for Reconstruction & Development 0.00%, 12/31/2020(5)	25,946
$	340,000	Tullow Oil PLC 6.25%, 04/15/2022(1)	272,000

			297,946

		United States - 0.5%
	205,000	Cemex Finance LLC 9.38%, 10/12/2022(1)	225,295
	230,000	Southern Copper Corp. 6.75%, 04/16/2040	228,762

			454,057

		Total Corporate Bonds (cost $24,897,718)	$23,468,353

FOREIGN GOVERNMENT OBLIGATIONS - 67.4%
		Argentina - 0.7%
		Argentine Republic Government International Bond
	150,000	7.50%, 04/22/2026(2)	$152,250
	150,000	7.63%, 04/22/2046(2)	147,525
		Provincia de Buenos Aires
	150,000	9.13%, 03/16/2024(2)	159,750
	155,045	9.95%, 06/09/2021(2)	168,999

			628,524

The accompanying notes are an integral part of these financial statements.

75

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 67.4% - (continued)
		Brazil - 7.0%
EUR	100,000	Banco Nacional de Desenvolvimento Economico e Social 3.63%, 01/21/2019(1)	$111,090
		Brazil Letras do Tesouro Nacional
BRL	3,724,000	0.00%, 01/01/2018(5)	886,012
	803,000	0.00%, 01/01/2019(5)	170,747
	11,527,000	0.00%, 07/01/2019(5)	2,311,963
		Brazil Notas do Tesouro Nacional Series F
	2,600,000	10.00%, 01/01/2019	715,567
	3,885,000	10.00%, 01/01/2023	999,915
	5,658,000	10.00%, 01/01/2025	1,421,083
	498,000	10.00%, 01/01/2027	122,622

			6,738,999

		Bulgaria - 0.9%
		Bulgaria Government International Bond
EUR	345,000	2.95%, 09/03/2024 (1)	413,739
	400,000	3.13%, 03/26/2035 (1)	429,650

			843,389

		Chile - 0.1%
CLP	82,500,000	Chile Government International Bond 5.50%, 08/05/2020	131,740

		Colombia - 5.4%
		Colombian TES
COP	1,616,900,000	6.00%, 04/28/2028	472,624
	813,600,000	7.00%, 09/11/2019	281,169
	3,277,400,000	7.00%, 05/04/2022	1,107,662
	2,218,800,000	7.50%, 08/26/2026	746,015
	2,450,400,000	7.75%, 09/18/2030	819,986
	2,695,000,000	10.00%, 07/24/2024	1,065,360
	1,870,100,000	11.00%, 07/24/2020	733,434

			5,226,250

		Hungary - 6.2%
		Hungary Government Bond
HUF	147,850,000	2.50%, 06/22/2018	555,269
	148,690,000	3.00%, 06/26/2024	540,637
	65,620,000	3.50%, 06/24/2020	255,551
	39,570,000	4.00%, 04/25/2018	152,880
	261,360,000	5.50%, 12/20/2018	1,059,599
	49,080,000	5.50%, 06/24/2025	212,809
	27,610,000	6.00%, 11/24/2023	122,949
	22,110,000	6.50%, 06/24/2019	93,263
	45,490,000	7.00%, 06/24/2022	208,363
	428,700,000	7.50%, 11/12/2020	1,937,348
		Hungary Government International Bond
$	450,000	6.25%, 01/29/2020	501,187
	350,000	6.38%, 03/29/2021	398,475

			6,038,330

		Indonesia - 7.8%
		Indonesia Treasury Bond
IDR	12,382,000,000	6.63%, 05/15/2033	829,307
	9,228,000,000	7.00%, 05/15/2027	658,933
	1,006,000,000	7.88%, 04/15/2019	77,361
	14,595,000,000	8.25%, 07/15/2021	1,144,846
	6,784,000,000	8.25%, 06/15/2032	531,182
	18,026,000,000	8.38%, 03/15/2024	1,426,115
	15,667,000,000	8.38%, 09/15/2026	1,242,977
	11,802,000,000	8.38%, 03/15/2034	936,795
	8,176,000,000	9.00%, 03/15/2029	674,080

			7,521,596

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 67.4% - (continued)
		Kazakhstan - 0.1%
EUR	125,000	KazAgro National Management Holding JSC 3.26%, 05/22/2019(1)	$132,396

		Malaysia - 4.6%
		Malaysia Government Bond
MYR	315,000	3.49%, 03/31/2020	80,507
	2,095,000	3.65%, 10/31/2019	539,864
	2,910,000	3.76%, 03/15/2019	754,171
	1,040,000	3.80%, 09/30/2022	266,470
	3,015,000	3.84%, 04/15/2033	726,912
	755,000	3.89%, 07/31/2020	195,600
	1,310,000	3.96%, 09/15/2025	335,979
	1,645,000	4.05%, 09/30/2021	428,550
	1,625,000	4.38%, 11/29/2019	428,561
	2,540,000	4.50%, 04/15/2030	668,314

			4,424,928

		Mexico - 6.2%
		Mexican Bonos
MXN	1,371,500	5.75%, 03/05/2026	79,114
	27,587,600	6.50%, 06/10/2021	1,690,982
	11,073,900	6.50%, 06/09/2022	677,324
	4,838,600	7.75%, 05/29/2031	320,557
	8,877,300	7.75%, 11/23/2034	592,134
	6,331,900	7.75%, 11/13/2042	426,112
	5,072,400	8.00%, 06/11/2020	326,528
	908,300	8.50%, 05/31/2029	63,927
	1,778,700	8.50%, 11/18/2038	128,103
	7,608,800	10.00%, 12/05/2024	569,984
	3,615,100	10.00%, 11/20/2036	295,879
	12,107,937	Mexican Udibonos 4.50%, 12/04/2025(6)	793,503

			5,964,147

		Mongolia - 0.2%
$	200,000	Mongolia Government International Bond 10.88%, 04/06/2021(2)	203,494

		Peru - 1.4%
		Peru Government Bond
PEN	761,000	5.70%, 08/12/2024	229,503
	378,000	6.85%, 02/12/2042	115,315
	1,995,000	6.90%, 08/12/2037	617,354
	325,000	6.95%, 08/12/2031	102,403
	899,000	8.20%, 08/12/2026	314,285

			1,378,860

		Poland - 8.0%
		Poland Government Bond
PLN	7,625,000	1.50%, 04/25/2020	1,957,289
	850,000	2.00%, 04/25/2021	220,065
	2,900,000	2.50%, 07/25/2026	721,115
	2,165,000	3.25%, 07/25/2025	582,118
	5,600,000	4.00%, 10/25/2023	1,587,739
	2,775,000	5.50%, 10/25/2019	817,142
	995,000	5.75%, 10/25/2021	305,907
	2,005,000	5.75%, 09/23/2022	625,624
	2,925,000	5.75%, 04/25/2029	959,891

			7,776,890

The accompanying notes are an integral part of these financial statements.

76

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 67.4% - (continued)
		Russia - 3.7%
		Russian Federal Bond - OFZ
RUB	18,485,000	6.40%, 05/27/2020	$261,269
	2,780,000	7.00%, 01/25/2023	39,185
	24,205,000	7.00%, 08/16/2023	339,687
	39,175,000	7.05%, 01/19/2028	532,233
	10,305,000	7.50%, 02/27/2019	152,811
	23,925,000	7.50%, 08/18/2021	347,947
	29,800,000	7.60%, 04/14/2021	437,759
	45,015,000	7.60%, 07/20/2022	655,569
	57,140,000	8.50%, 09/17/2031	861,968

			3,628,428

		South Africa - 7.4%
		South Africa Government Bond
ZAR	7,842,218	6.25%, 03/31/2036	390,094
	10,565,000	6.50%, 02/28/2041	523,112
	26,370,000	6.75%, 03/31/2021	1,722,699
	16,450,000	7.00%, 02/28/2031	933,907
	10,310,000	8.00%, 01/31/2030	649,153
	8,450,000	8.25%, 03/31/2032	532,219
	10,240,000	8.50%, 01/31/2037	645,321
	8,360,000	8.75%, 01/31/2044	531,530
	2,875,000	8.75%, 02/28/2048	182,173
	13,610,000	10.50%, 12/21/2026	1,054,438

			7,164,646

		Thailand - 2.7%
		Thailand Government Bond
THB	2,637,925	1.20%, 07/14/2021(1)(6)	74,207
	13,640,877	1.25%, 03/12/2028(1)(6)	370,901
	17,975,000	3.63%, 06/16/2023	581,735
	31,844,000	3.65%, 12/17/2021	1,012,723
	585,000	3.85%, 12/12/2025	19,757
	15,725,000	4.88%, 06/22/2029	592,936

			2,652,259

		Turkey - 5.0%
		Turkey Government Bond
TRY	1,750,000	7.10%, 03/08/2023	564,153
	875,000	8.50%, 07/10/2019	308,580
	975,000	8.50%, 09/14/2022	339,490
	625,000	8.80%, 11/14/2018	222,592
	1,740,000	8.80%, 09/27/2023	613,477
	1,220,000	9.00%, 07/24/2024	433,846
	325,000	9.40%, 07/08/2020	117,897
	1,425,000	10.40%, 03/20/2024	546,980
	225,000	10.50%, 01/15/2020	84,395
	4,175,000	10.70%, 02/17/2021	1,591,364

			4,822,774

		Total Foreign Government Obligations (cost $63,775,106)	$65,277,650

		Total Long-Term Investments (cost $88,672,824)	$88,746,003

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 5.5%
	Other Investment Pools & Funds - 5.5%
5,303,090	BlackRock Liquidity Funds TempFund Portfolio	$5,303,090

	Total Short-Term Investments (cost $5,303,090)	$5,303,090

Total Investments Excluding Purchased Options (cost $93,975,914)	97.1%	$94,049,093

Total Purchased Options (cost $682,761)	0.7%	$679,440

Total Investments (cost $94,658,675)^	97.8%	$94,728,533
Other Assets and Liabilities	2.2%	2,156,904

Total Net Assets	100.0%	$96,885,437

The accompanying notes are an integral part of these financial statements.

77

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$4,745,128
Unrealized Depreciation	(4,675,270)

Net Unrealized Appreciation	$69,858

(1)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $18,488,711, which represents 19.1% of total net assets.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $4,838,275, which represents 5.0% of total net assets.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(5)	Security is a zero-coupon bond.

(6)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/PLN Put	MSC	4.51 PLN per EUR	07/22/16	EUR	1,700,000	$14,590	$13,802	$788
USD Call/PLN Put	DEUT	4.02 PLN per USD	05/24/16	USD	1,936,000	1,407	65,301	(63,894)
USD Call/TRY Put	BOA	3.95 TRY per USD	02/19/18	USD	919,000	30,620	68,557	(37,937)

Total Calls					4,555,000	$46,617	$147,660	$(101,043)

Puts
USD Put/BRL Call	DEUT	3.80 BRL per USD	05/02/16	USD	1,604,000	$163,438	$109,649	$53,789
USD Put/COP Call	JPM	2,920.00 COP per USD	09/28/16	USD	1,814,000	82,592	53,423	29,169
USD Put/IDR Call	DEUT	13,555.00 IDR per USD	06/03/16	USD	1,870,000	47,765	23,524	24,241
USD Put/INR Call	GSC	67.00 INR per USD	10/26/16	USD	957,000	11,491	11,561	(70)
USD Put/MXN Call	GSC	16.92 MXN per USD	10/20/16	USD	964,000	19,247	19,984	(737)
USD Put/MXN Call	JPM	17.77 MXN per USD	02/16/17	USD	909,000	45,929	29,479	16,450
USD Put/MXN Call	GSC	16.82 MXN per USD	03/08/17	USD	1,863,000	47,566	50,394	(2,828)
USD Put/RUB Call	DEUT	58.20 RUB per USD	03/20/17	USD	3,378,000	50,947	60,736	(9,789)
USD Put/ZAR Call	BCLY	14.25 ZAR per USD	10/11/16	USD	931,000	31,109	23,833	7,276

Total Puts					14,290,000	$500,084	$382,583	$117,501

Total purchased option contracts					18,845,000	$546,701	$530,243	$16,458

Written option contracts:
Calls
USD Call/BRL Put	DEUT	3.70 BRL per USD	05/12/16	USD	(924,000)	$(726)	$(32,331)	$31,605
USD Call/MXN Put	DEUT	21.19 MXN per USD	02/16/17	USD	(1,838,000)	(18,269)	(45,012)	26,743
USD Call/MYR Put	JPM	4.09 MYR per USD	07/27/16	USD	(1,950,000)	(21,799)	(21,450)	(349)
USD Call/TRY Put	BOA	6.05 TRY per USD	02/19/18	USD	(919,000)	(8,130)	(19,299)	11,169

Total Calls					(5,631,000)	$(48,924)	$(118,092)	$69,168

The accompanying notes are an integral part of these financial statements.

78

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Puts
EUR Put/PLN Call	MSC	4.27 PLN per EUR	07/22/16	EUR	(1,700,000)	$(9,131)	$(10,595)	$1,464
USD Put/BRL Call	BOA	3.80 BRL per USD	05/02/16	USD	(1,604,000)	(163,438)	(16,521)	(146,917)
USD Put/BRL Call	DEUT	3.70 BRL per USD	05/12/16	USD	(924,000)	(65,504)	(32,331)	(33,173)
USD Put/BRL Call	BCLY	3.39 BRL per USD	06/16/16	USD	(948,000)	(11,932)	(12,495)	563
USD Put/COP Call	JPM	2,920.00 COP per USD	05/26/16	USD	(1,814,000)	(57,891)	(25,214)	(32,677)
USD Put/IDR Call	MSC	13,065.00 IDR per USD	06/03/16	USD	(1,870,000)	(8,912)	(8,768)	(144)
USD Put/INR Call	GSC	64.85 INR per USD	10/26/16	USD	(1,915,000)	(7,488)	(7,277)	(211)
USD Put/MXN Call	JPM	17.28 MXN per USD	05/12/16	USD	(909,000)	(9,665)	(6,963)	(2,702)
USD Put/MXN Call	GSC	16.28 MXN per USD	10/20/16	USD	(1,929,000)	(17,952)	(18,538)	586
USD Put/MXN Call	GSC	15.63 MXN per USD	03/08/17	USD	(3,727,000)	(31,896)	(31,717)	(179)
USD Put/MYR Call	GSC	3.83 MYR per USD	07/27/16	USD	(1,950,000)	(25,219)	(20,397)	(4,822)
USD Put/RUB Call	DEUT	64.70 RUB per USD	06/20/16	USD	(3,378,000)	(76,093)	(59,588)	(16,505)
USD Put/ZAR Call	BCLY	14.25 ZAR per USD	05/11/16	USD	(931,000)	(11,515)	(7,169)	(4,346)

Total Puts					(23,599,000)	$(496,636)	$(257,573)	$(239,063)

Total written option contracts					(29,230,000)	$(545,560)	$(375,665)	$(169,895)

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption KRW	BOA	1.95%	01/26/18	KRW	1,034,545,000	$29,448	$19,639	$9,809
Interest Rate Swaption KRW	CBK	1.94%	01/26/18	KRW	2,069,095,000	57,833	38,846	18,987

Total Calls					3,103,640,000	$87,281	$58,485	$28,796

Puts
Interest Rate Swaption KRW	BOA	1.95%	01/26/18	KRW	1,034,545,000	$11,985	$19,639	$(7,654)
Interest Rate Swaption KRW	CBK	1.94%	01/26/18	KRW	2,069,095,000	24,539	38,846	(14,307)
Interest Rate Swaption USD	GSC	2.25%	07/27/16	USD	6,025,000	8,934	35,548	(26,614)

Total Puts					3,109,665,000	$45,458	$94,033	$(48,575)

Total purchased swaption contracts					6,213,305,000	$132,739	$152,518	$(19,779)

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date		Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Puts
Interest Rate Swaption USD	GSC	2.50%	USD	07/27/16	USD	(6,025,000)	$(2,516)	$(8,435)	$5,919

Total written swaption contracts						(6,025,000)	$(2,516)	$(8,435)	$5,919

The accompanying notes are an integral part of these financial statements.

79

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Short position contracts:
Euro BUXL 30-Year Bond Future	2	06/08/2016	$374,203	$374,385	$(182)
Euro-Bund Future	1	06/08/2016	187,261	185,361	1,900
U.S. Treasury 10-Year Note Future	16	06/21/2016	2,080,736	2,081,000	(264)

Total					$1,454

Total futures contracts					$1,454

Cross Currency Swap Contracts Outstanding at April 30, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 9.17% based on the notional amount of currency delivered	06/15/18	JPM	USD	1,417,355	RUB	103,800,000	$—	$(25,815)	$(185,177)	$(159,362)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 8.5% based on the notional amount of currency delivered	06/15/21	JPM	USD	801,529	RUB	58,700,000	14,599	—	(92,431)	(107,030)
Fixed Rate equal to 9.17% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	06/15/18	JPM	RUB	103,800,000	USD	1,417,355	—	(3,383)	141,224	144,607
Fixed Rate equal to 8.5% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	06/15/21	JPM	RUB	58,700,000	USD	801,529	14,599	—	104,720	90,121

Total								$29,198	$(29,198)	$(31,664)	$(31,664)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

The accompanying notes are an integral part of these financial statements.

80

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.98% Fixed	3M KRW KSDA	KRW	1,605,000,000	12/16/25	$—	$—	$(45,140)	$(45,140)
BCLY	3M KRW KSDA	1.54% Fixed	KRW	7,363,975,000	12/16/17	—	—	10,906	10,906
BCLY	2.72% Fixed	6M PLN WIBOR	PLN	6,545,000	12/16/25	—	—	(70,667)	(70,667)
BOA	1M MXIBTIIE	6.65% Fixed	MXN	15,975,000	12/06/23	—	—	49,933	49,933
BOA	1M MXIBTIIE	6.14% Fixed	MXN	8,575,000	04/16/26	—	—	1,843	1,843
BOA	5.19% Fixed	3M Banco Central De La Republica	COP	1,202,275,000	12/16/19	—	—	16,576	16,576
BOA	BZDIOVRA	12.32% Fixed	BRL	2,880,798	01/02/18	—	—	(17,987)	(17,987)
BOA	BZDIOVRA	15.65% Fixed	BRL	4,575,470	01/04/21	—	—	198,923	198,923
DEUT	1M MXIBTIIE	4.63% Fixed	MXN	34,115,000	04/19/18	—	—	(486)	(486)
DEUT	1M MXIBTIIE	6.04% Fixed	MXN	8,515,000	04/09/26	—	—	(1,718)	(1,718)
DEUT	5.30% Fixed	1M MXIBTIIE	MXN	29,275,000	04/15/21	—	—	2,335	2,335
DEUT	2.68% Fixed	6M PLN WIBOR	PLN	2,105,000	07/13/25	—	—	(26,677)	(26,677)
DEUT	6M PLN WIBOR	2.28% Fixed	PLN	1,280,000	06/17/25	—	—	4,495	4,495
DEUT	6M PLN WIBOR	2.14% Fixed	PLN	1,600,000	06/17/25	—	—	176	176
DEUT	BZDIOVRA	10.55% Fixed	BRL	692,024	01/02/17	—	—	(4,186)	(4,186)
DEUT	BZDIOVRA	9.12% Fixed	BRL	4,615,996	01/02/17	—	—	(160,587)	(160,587)
GSC	1M MXIBTIIE	6.12% Fixed	MXN	3,750,000	04/15/26	—	—	403	403
GSC	1.59% Fixed	3M South Korean Won	KRW	445,275,000	06/15/26	—	—	1,854	1,854
GSC	2.46% Fixed	6M HUF BUBOR	HUF	321,000,000	03/13/20	—	—	(58,963)	(58,963)
GSC	6M HUF BUBOR	1.36% Fixed	HUF	214,500,000	06/15/21	—	—	(1,206)	(1,206)
GSC	BZDIOVRA	9.03% Fixed	BRL	2,176,869	01/02/17	—	—	(70,976)	(70,976)
GSC	4.86% Fixed	CLICP Camara Promedio A	CLP	67,175,000	03/16/26	—	—	(3,299)	(3,299)
GSC	CLICP Camara Promedio A	4.50% Fixed	CLP	119,515,000	03/16/21	—	—	3,975	3,975
JPM	4.28% Fixed	1M MXIBTIIE	MXN	70,250,000	11/22/17	—	—	16,863	16,863
JPM	5.24% Fixed	3M Banco Central De La Republica	COP	2,106,949,142	12/18/19	—	—	27,849	27,849
JPM	5.25% Fixed	3M Banco Central De La Republica	COP	2,197,870,000	12/16/19	—	—	32,920	32,920
JPM	3M ZAR JIBAR	8.61% Fixed	ZAR	10,350,000	06/15/26	—	—	399	399
MSC	1M MXIBTIIE	4.65% Fixed	MXN	34,110,000	04/23/18	—	—	1,590	1,590
MSC	1M MXIBTIIE	6.12% Fixed	MXN	8,510,000	04/13/26	—	—	1,515	1,515
MSC	5.36% Fixed	1M MXIBTIIE	MXN	29,275,000	04/19/21	—	—	(3,336)	(3,336)
MSC	11.46% Fixed	BZDIOVRA	BRL	5,356,245	01/04/21	—	—	115,086	115,086

Total						$—	$—	$22,413	$22,413

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
0.95% Fixed	3M USD LIBOR	USD	2,115,000	04/26/18	$—	$—	$(1,607)	$(1,607)
0.95% Fixed	3M USD LIBOR	USD	2,110,000	04/26/18	—	—	(1,645)	(1,645)
1.74% Fixed	3M USD LIBOR	USD	410,000	04/26/26	—	—	(1,651)	(1,651)
1.74% Fixed	3M USD LIBOR	USD	415,000	04/26/26	—	—	(1,750)	(1,750)
2.03% Fixed	3M USD LIBOR	USD	1,150,000	12/03/25	—	—	(45,657)	(45,657)
3M USD LIBOR	0.97% Fixed	USD	7,950,000	12/03/17	—	—	34,201	34,201
3M USD LIBOR	1.31% Fixed	USD	1,590,000	04/26/21	—	—	4,804	4,804
3M USD LIBOR	1.31% Fixed	USD	1,585,000	04/26/21	—	—	4,673	4,673
3M USD LIBOR	1.90% Fixed	USD	810,000	07/29/26	—	—	12,041	12,041

Total					$—	$—	$3,409	$3,409

The accompanying notes are an integral part of these financial statements.

81

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
ARS	Buy	07/05/16	BOA	$205,714	$216,291	$10,577
ARS	Buy	10/03/16	BOA	197,320	206,209	8,889
AUD	Buy	06/15/16	WEST	1,513,040	1,540,525	27,485
AUD	Sell	06/15/16	JPM	18,916	18,972	(56)
AUD	Sell	06/15/16	WEST	2,042,232	2,079,330	(37,098)
BRL	Buy	05/04/16	MSC	2,873,244	2,945,901	72,657
BRL	Buy	05/04/16	BCLY	296,820	304,869	8,049
BRL	Buy	06/02/16	MSC	2,469,610	2,869,147	399,537
BRL	Buy	06/02/16	MSC	1,898,152	2,230,025	331,873
BRL	Buy	06/02/16	MSC	3,569,278	3,682,575	113,297
BRL	Buy	06/02/16	MSC	3,571,488	3,682,287	110,799
BRL	Buy	06/02/16	MSC	820,402	927,619	107,217
BRL	Buy	06/02/16	SCB	896,328	954,944	58,616
BRL	Buy	06/02/16	BCLY	553,236	609,784	56,548
BRL	Buy	06/02/16	BCLY	427,834	467,405	39,571
BRL	Buy	06/02/16	MSC	663,966	702,402	38,436
BRL	Buy	06/02/16	JPM	567,035	589,650	22,615
BRL	Buy	06/02/16	MSC	347,232	369,610	22,378
BRL	Buy	06/02/16	BNP	567,788	589,649	21,861
BRL	Buy	06/02/16	MSC	338,021	359,543	21,522
BRL	Buy	06/02/16	MSC	108,036	127,997	19,961
BRL	Buy	06/02/16	BCLY	257,035	273,252	16,217
BRL	Buy	06/02/16	MSC	346,964	362,418	15,454
BRL	Buy	06/02/16	MSC	690,073	704,415	14,342
BRL	Buy	06/02/16	DEUT	189,848	202,782	12,934
BRL	Buy	06/02/16	BCLY	290,965	300,578	9,613
BRL	Buy	06/02/16	MSC	54,152	62,704	8,552
BRL	Buy	06/02/16	MSC	168,985	177,183	8,198
BRL	Buy	06/02/16	JPM	324,029	332,217	8,188
BRL	Buy	06/02/16	BCLY	324,621	332,217	7,596
BRL	Buy	06/02/16	SSG	157,967	165,389	7,422
BRL	Buy	06/02/16	DEUT	185,936	191,276	5,340
BRL	Buy	06/02/16	DEUT	63,240	67,594	4,354
BRL	Buy	06/02/16	MSC	21,877	25,599	3,722
BRL	Buy	06/02/16	DEUT	321,754	325,026	3,272
BRL	Buy	06/02/16	MSC	42,114	44,871	2,757
BRL	Buy	06/02/16	MSC	282,233	282,457	224
BRL	Buy	06/20/16	BCLY	230,312	237,357	7,045
BRL	Sell	05/04/16	BCLY	413,799	424,203	(10,404)
BRL	Sell	05/04/16	BOA	272,761	316,192	(43,431)
BRL	Sell	05/04/16	DEUT	1,590,263	1,640,773	(50,510)
BRL	Sell	05/04/16	DEUT	779,339	869,601	(90,262)
BRL	Sell	06/02/16	BCLY	392,467	392,620	(153)
BRL	Sell	06/02/16	MSC	91,705	94,919	(3,214)
BRL	Sell	06/02/16	MSC	102,741	111,602	(8,861)
BRL	Sell	06/02/16	GSC	230,982	240,174	(9,192)
BRL	Sell	06/02/16	SSG	127,124	149,570	(22,446)
BRL	Sell	06/02/16	MSC	402,138	426,273	(24,135)
BRL	Sell	06/02/16	BCLY	316,287	342,284	(25,997)
BRL	Sell	06/02/16	BCLY	315,566	342,284	(26,718)
BRL	Sell	06/02/16	MSC	379,978	425,123	(45,145)
BRL	Sell	06/02/16	MSC	400,256	449,571	(49,315)
BRL	Sell	06/02/16	MSC	399,611	449,284	(49,673)
BRL	Sell	06/02/16	CIB	695,941	752,162	(56,221)
BRL	Sell	06/02/16	DEUT	531,314	595,402	(64,088)
BRL	Sell	06/02/16	MSC	2,849,840	2,918,332	(68,492)
BRL	Sell	06/02/16	MSC	383,828	453,023	(69,195)
BRL	Sell	06/02/16	MSC	1,432,971	1,525,609	(92,638)

The accompanying notes are an integral part of these financial statements.

82

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
BRL	Sell	06/02/16	MSC	$1,215,617	$1,412,281	$(196,664)
BRL	Sell	11/03/17	MSC	3,152,672	3,235,790	(83,118)
BRL	Sell	11/03/17	MSC	3,152,037	3,235,537	(83,500)
CLP	Buy	06/15/16	SSG	5,065,723	5,267,938	202,215
CLP	Sell	06/15/16	SCB	29,722	30,599	(877)
CLP	Sell	06/15/16	SSG	5,580,519	5,803,284	(222,765)
CNH	Sell	06/15/16	CBK	39,825	39,850	(25)
CNH	Sell	06/15/16	JPM	112,119	112,164	(45)
CNH	Sell	06/15/16	BNP	28,658	28,772	(114)
CNH	Sell	06/15/16	BCLY	1,591,070	1,605,232	(14,162)
COP	Buy	06/15/16	SSG	453,750	508,676	54,926
COP	Buy	06/15/16	RBS	168,708	184,366	15,658
COP	Buy	06/15/16	SSG	162,680	171,399	8,719
COP	Buy	06/15/16	CIB	311,740	318,886	7,146
COP	Buy	06/15/16	SSG	226,031	231,251	5,220
COP	Buy	06/15/16	SCB	39,845	42,946	3,101
COP	Buy	06/15/16	DEUT	71,652	71,808	156
COP	Sell	06/15/16	GSC	60,555	62,397	(1,842)
COP	Sell	06/15/16	BNP	283,387	303,762	(20,375)
COP	Sell	06/15/16	SSG	306,121	343,177	(37,056)
COP	Sell	06/15/16	UBS	537,480	578,372	(40,892)
COP	Sell	06/15/16	CIB	397,881	445,073	(47,192)
COP	Sell	06/15/16	BNP	1,200,468	1,294,987	(94,519)
COP	Sell	09/30/16	JPM	71,820	76,362	(4,542)
EUR	Buy	06/15/16	MSC	819,371	842,807	23,436
EUR	Buy	06/15/16	JPM	1,602,372	1,611,079	8,707
EUR	Sell	06/15/16	BNP	110,732	111,227	(495)
EUR	Sell	06/15/16	BCLY	78,987	80,268	(1,281)
EUR	Sell	06/15/16	MSC	258,009	261,442	(3,433)
EUR	Sell	06/15/16	CIB	1,470,947	1,502,145	(31,198)
EUR	Sell	07/26/16	MSC	860,292	873,753	(13,461)
HUF	Buy	06/15/16	CBK	1,928,778	1,973,993	45,215
HUF	Buy	06/15/16	CSFB	410,194	415,236	5,042
HUF	Buy	06/15/16	GSC	639,782	643,174	3,392
HUF	Buy	06/15/16	JPM	190,298	192,594	2,296
HUF	Buy	06/15/16	BNP	170,667	172,567	1,900
HUF	Buy	06/15/16	CBK	150,289	151,980	1,691
HUF	Buy	06/15/16	BNP	76,623	77,771	1,148
HUF	Buy	06/15/16	JPM	127,539	128,395	856
HUF	Buy	06/15/16	CBK	22,450	23,239	789
HUF	Buy	06/15/16	BCLY	99,293	99,911	618
HUF	Buy	06/15/16	SGG	35,180	35,441	261
HUF	Sell	06/15/16	BOA	43,458	44,752	(1,294)
HUF	Sell	06/15/16	JPM	99,125	101,616	(2,491)
HUF	Sell	06/15/16	MSC	300,055	305,959	(5,904)
HUF	Sell	06/15/16	CBK	224,159	231,350	(7,191)
HUF	Sell	06/15/16	CBK	4,105,662	4,201,909	(96,247)
IDR	Buy	06/15/16	JPM	1,986,591	1,991,450	4,859
IDR	Buy	06/15/16	JPM	876,967	880,828	3,861
IDR	Buy	06/15/16	SSG	189,101	192,737	3,636
IDR	Buy	06/15/16	HSBC	227,815	229,915	2,100
IDR	Buy	06/15/16	BNP	169,568	171,514	1,946
IDR	Buy	06/15/16	DEUT	94,423	94,299	(124)
IDR	Buy	06/15/16	JPM	179,563	179,191	(372)
IDR	Buy	06/15/16	BCLY	118,054	116,877	(1,177)
IDR	Buy	06/15/16	UBS	246,346	244,816	(1,530)
IDR	Buy	06/15/16	DEUT	440,197	437,630	(2,567)
IDR	Sell	06/07/16	MSC	1,067,653	1,088,462	(20,809)

The accompanying notes are an integral part of these financial statements.

83

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
IDR	Sell	06/15/16	GSC	$240,198	$236,989	$3,209
IDR	Sell	06/15/16	BCLY	241,345	240,301	1,044
IDR	Sell	06/15/16	SSG	201,435	200,715	720
IDR	Sell	06/15/16	GSC	92,865	92,568	297
IDR	Sell	06/15/16	UBS	114,916	114,920	(4)
IDR	Sell	06/15/16	JPM	735,060	736,858	(1,798)
IDR	Sell	06/15/16	BCLY	227,427	231,749	(4,322)
INR	Buy	06/15/16	SSG	213,403	214,128	725
INR	Buy	06/15/16	BCLY	654,922	654,115	(807)
INR	Buy	06/15/16	DEUT	656,002	654,115	(1,887)
INR	Sell	06/15/16	DEUT	841,831	843,812	(1,981)
KRW	Buy	06/15/16	CBK	2,348,248	2,492,413	144,165
KRW	Sell	06/15/16	BCLY	1,651,123	1,668,717	(17,594)
KRW	Sell	06/15/16	CBK	856,249	908,816	(52,567)
MXN	Buy	06/15/16	SSG	3,647,860	3,783,596	135,736
MXN	Buy	06/15/16	JPM	611,494	639,326	27,832
MXN	Buy	06/15/16	RBC	769,808	779,052	9,244
MXN	Buy	06/15/16	SCB	633,608	642,798	9,190
MXN	Buy	06/15/16	RBC	539,877	545,770	5,893
MXN	Buy	06/15/16	DEUT	245,884	251,101	5,217
MXN	Buy	06/15/16	BNP	133,705	138,858	5,153
MXN	Buy	06/15/16	MSC	282,675	287,552	4,877
MXN	Buy	06/15/16	MSC	262,053	266,839	4,786
MXN	Buy	06/15/16	GSC	250,171	254,053	3,882
MXN	Buy	06/15/16	BCLY	342,768	346,567	3,799
MXN	Buy	06/15/16	UBS	367,668	370,867	3,199
MXN	Buy	06/15/16	RBC	83,703	86,555	2,852
MXN	Buy	06/15/16	GSC	475,234	477,903	2,669
MXN	Buy	06/15/16	BCLY	189,593	192,087	2,494
MXN	Buy	06/15/16	GSC	209,578	211,874	2,296
MXN	Buy	06/15/16	DEUT	73,748	75,794	2,046
MXN	Buy	06/15/16	MSC	170,056	171,432	1,376
MXN	Buy	06/15/16	RBC	196,882	197,294	412
MXN	Buy	06/15/16	HSBC	254,402	254,227	(175)
MXN	Buy	06/15/16	DEUT	649,237	645,690	(3,547)
MXN	Buy	02/10/17	JPM	2,182,215	2,322,181	139,966
MXN	Buy	02/10/17	DEUT	1,236,655	1,309,588	72,933
MXN	Sell	05/16/16	JPM	171,071	177,691	(6,620)
MXN	Sell	06/15/16	GSC	89,069	90,258	(1,189)
MXN	Sell	06/15/16	BCLY	106,046	108,483	(2,437)
MXN	Sell	06/15/16	BCLY	106,001	108,483	(2,482)
MXN	Sell	06/15/16	GSC	146,914	150,430	(3,516)
MXN	Sell	06/15/16	GSC	230,417	234,149	(3,732)
MXN	Sell	06/15/16	DEUT	414,012	418,021	(4,009)
MXN	Sell	06/15/16	RBS	413,542	418,020	(4,478)
MXN	Sell	06/15/16	UBS	252,327	257,408	(5,081)
MXN	Sell	06/15/16	BCLY	334,555	340,782	(6,227)
MXN	Sell	06/15/16	BCLY	580,759	590,089	(9,330)
MXN	Sell	06/15/16	BCLY	410,704	425,253	(14,549)
MXN	Sell	06/15/16	SSG	2,932,958	3,042,092	(109,134)
MXN	Sell	02/10/17	JPM	3,349,520	3,631,770	(282,250)
MXN	Sell	02/21/17	DEUT	274,192	292,655	(18,463)
MXN	Sell	03/10/17	GSC	850,573	846,239	4,334
MYR	Buy	06/15/16	JPM	6,401,306	6,749,560	348,254
MYR	Buy	06/15/16	JPM	575,830	596,832	21,002
MYR	Buy	06/15/16	BCLY	471,733	482,056	10,323
MYR	Buy	06/15/16	JPM	273,736	283,113	9,377
MYR	Buy	06/15/16	BNP	56,223	56,113	(110)

The accompanying notes are an integral part of these financial statements.

84

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
MYR	Buy	06/15/16	DEUT	$63,898	$63,764	$(134)
MYR	Buy	06/15/16	CBK	46,517	45,910	(607)
MYR	Buy	06/15/16	CBK	213,422	211,696	(1,726)
MYR	Sell	06/15/16	CBK	432,134	428,750	3,384
MYR	Sell	06/15/16	GSC	87,146	86,719	427
MYR	Sell	06/15/16	DEUT	197,269	197,158	111
MYR	Sell	06/15/16	DEUT	176,118	176,244	(126)
MYR	Sell	06/15/16	DEUT	101,693	108,144	(6,451)
MYR	Sell	06/15/16	BOA	237,467	252,506	(15,039)
MYR	Sell	06/15/16	BCLY	2,132,219	2,179,968	(47,749)
MYR	Sell	07/29/16	JPM	366,667	363,615	3,052
MYR	Sell	07/29/16	GSC	459,598	467,869	(8,271)
NZD	Buy	06/15/16	CSFB	1,454,035	1,525,377	71,342
NZD	Sell	06/15/16	JPM	30,307	31,343	(1,036)
NZD	Sell	06/15/16	CSFB	1,971,911	2,068,663	(96,752)
PEN	Buy	06/15/16	JPM	1,450,022	1,526,952	76,930
PEN	Buy	06/15/16	CIB	577,089	608,842	31,753
PEN	Buy	06/15/16	JPM	30,814	31,805	991
PEN	Buy	06/15/16	SSG	46,352	46,951	599
PEN	Buy	06/15/16	DEUT	608	606	(2)
PEN	Buy	06/15/16	DEUT	60,018	59,975	(43)
PEN	Buy	06/15/16	MSC	27,052	26,959	(93)
PEN	Buy	06/15/16	DEUT	63,453	63,004	(449)
PEN	Buy	06/15/16	MSC	63,667	63,005	(662)
PEN	Sell	06/15/16	SSG	16,279	16,659	(380)
PEN	Sell	06/15/16	BNP	32,768	33,623	(855)
PEN	Sell	06/15/16	DEUT	33,500	34,531	(1,031)
PEN	Sell	06/15/16	BCLY	49,112	50,282	(1,170)
PEN	Sell	06/15/16	CIB	547,517	577,643	(30,126)
PEN	Sell	06/15/16	JPM	1,376,097	1,449,105	(73,008)
PHP	Buy	06/15/16	DEUT	1,155,734	1,161,936	6,202
PHP	Buy	06/15/16	JPM	90,192	89,772	(420)
PHP	Buy	06/15/16	JPM	90,539	89,773	(766)
PHP	Buy	06/15/16	JPM	78,840	78,072	(768)
PHP	Buy	06/15/16	BCLY	363,365	362,068	(1,297)
PHP	Buy	06/15/16	BCLY	186,231	184,437	(1,794)
PHP	Buy	06/15/16	SCB	441,662	435,247	(6,415)
PHP	Sell	06/15/16	BCLY	1,589,039	1,575,932	13,107
PHP	Sell	06/15/16	DEUT	434,304	428,227	6,077
PLN	Buy	06/15/16	CBK	3,566,130	3,630,424	64,294
PLN	Buy	06/15/16	BCLY	353,186	362,519	9,333
PLN	Buy	06/15/16	CBK	244,229	248,398	4,169
PLN	Buy	06/15/16	CBK	593,660	596,782	3,122
PLN	Buy	06/15/16	DEUT	117,876	120,927	3,051
PLN	Buy	06/15/16	BCLY	167,121	169,873	2,752
PLN	Buy	06/15/16	UBS	127,104	129,303	2,199
PLN	Buy	06/15/16	DEUT	47,317	47,115	(202)
PLN	Buy	06/15/16	DEUT	28,095	27,483	(612)
PLN	Buy	06/15/16	UBS	443,146	440,781	(2,365)
PLN	Buy	06/15/16	JPM	285,534	282,686	(2,848)
PLN	Buy	06/17/16	TDB	1,189,069	1,271,527	82,458
PLN	Buy	07/26/16	MSC	846,203	856,910	10,707
PLN	Sell	06/15/16	JPM	1,002,714	977,623	25,091
PLN	Sell	06/15/16	JPM	91,195	90,303	892
PLN	Sell	06/15/16	WEST	93,561	93,182	379
PLN	Sell	06/15/16	CBK	64,386	64,127	259
PLN	Sell	06/15/16	DEUT	56,586	57,585	(999)
PLN	Sell	06/15/16	CBK	62,581	63,604	(1,023)

The accompanying notes are an integral part of these financial statements.

85

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
PLN	Sell	06/15/16	BOA	$114,896	$116,477	$(1,581)
PLN	Sell	06/15/16	CBK	4,417,682	4,497,329	(79,647)
RON	Buy	06/15/16	JPM	2,161,663	2,214,875	53,212
RON	Buy	06/15/16	DEUT	183,292	187,940	4,648
RON	Buy	06/15/16	JPM	47,795	49,350	1,555
RON	Buy	06/15/16	JPM	93,361	94,609	1,248
RON	Buy	06/15/16	DEUT	428,353	429,576	1,223
RON	Buy	06/15/16	CSFB	98,458	98,445	(13)
RON	Sell	06/15/16	JPM	44,776	46,026	(1,250)
RON	Sell	06/15/16	JPM	519,079	531,857	(12,778)
RUB	Buy	06/15/16	CBK	3,182,481	3,502,125	319,644
RUB	Buy	06/15/16	DEUT	1,670,106	1,850,758	180,652
RUB	Buy	06/15/16	MSC	666,040	702,647	36,607
RUB	Buy	06/15/16	DEUT	306,836	336,003	29,167
RUB	Buy	06/15/16	JPM	259,062	274,565	15,503
RUB	Buy	06/15/16	JPM	104,866	116,016	11,150
RUB	Buy	06/15/16	MSC	200,029	208,584	8,555
RUB	Buy	06/15/16	BOA	159,284	162,818	3,534
RUB	Buy	06/15/16	DEUT	102,446	105,344	2,898
RUB	Buy	06/15/16	MSC	36,041	38,082	2,041
RUB	Buy	06/15/16	MSC	506,771	502,022	(4,749)
RUB	Sell	06/15/16	CSFB	146,142	144,371	1,771
RUB	Sell	06/15/16	MSC	45,279	46,346	(1,067)
RUB	Sell	06/15/16	MSC	37,377	41,101	(3,724)
RUB	Sell	06/15/16	DEUT	92,090	97,264	(5,174)
RUB	Sell	06/15/16	GSC	151,766	158,534	(6,768)
RUB	Sell	06/15/16	CBK	99,584	109,551	(9,967)
RUB	Sell	06/15/16	DEUT	101,552	112,707	(11,155)
RUB	Sell	06/15/16	MSC	313,016	326,307	(13,291)
RUB	Sell	06/15/16	BOA	130,247	144,524	(14,277)
RUB	Sell	06/15/16	CBK	146,233	162,162	(15,929)
RUB	Sell	06/15/16	JPM	279,992	310,833	(30,841)
RUB	Sell	06/15/16	CBK	2,580,732	2,631,003	(50,271)
THB	Buy	06/15/16	JPM	2,847,132	2,881,471	34,339
THB	Buy	06/15/16	JPM	2,434,439	2,456,143	21,704
THB	Buy	06/15/16	JPM	865,936	872,220	6,284
THB	Buy	06/15/16	JPM	231,667	232,497	830
THB	Buy	06/15/16	SSG	301,569	302,274	705
THB	Buy	06/15/16	JPM	324,031	323,722	(309)
THB	Sell	06/15/16	CBK	659,221	658,311	910
THB	Sell	06/15/16	GSC	80,604	80,931	(327)
THB	Sell	06/15/16	JPM	153,980	154,712	(732)
THB	Sell	06/15/16	UBS	531,014	532,483	(1,469)
THB	Sell	06/15/16	JPM	709,751	716,079	(6,328)
TRY	Buy	06/15/16	JPM	5,840,747	6,139,217	298,470
TRY	Buy	06/15/16	GSC	3,257,889	3,311,486	53,597
TRY	Buy	06/15/16	JPM	342,311	354,613	12,302
TRY	Buy	06/15/16	HSBC	316,383	319,329	2,946
TRY	Buy	06/15/16	GSC	62,451	64,219	1,768
TRY	Buy	06/15/16	CBK	69,094	70,217	1,123
TRY	Buy	06/15/16	MSC	9,662	9,880	218
TRY	Buy	06/15/16	HSBC	82,362	82,213	(149)
TRY	Buy	06/15/16	MSC	97,390	97,033	(357)
TRY	Buy	06/15/16	DEUT	280,263	279,809	(454)
TRY	Buy	02/20/18	HSBC	145,616	160,952	15,336
TRY	Buy	02/20/18	BOA	34,208	37,780	3,572
TRY	Buy	02/20/18	DEUT	9,172	10,137	965
TRY	Sell	06/15/16	MSC	208,472	208,181	291

The accompanying notes are an integral part of these financial statements.

86

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
TRY	Sell	06/15/16	MSC	$85,435	$86,448	$(1,013)
TRY	Sell	06/15/16	GSC	90,319	91,741	(1,422)
TRY	Sell	06/15/16	JPM	88,858	91,740	(2,882)
TRY	Sell	06/15/16	BOA	104,076	109,383	(5,307)
TRY	Sell	06/15/16	GSC	1,294,601	1,302,013	(7,412)
TRY	Sell	06/15/16	BOA	400,553	408,952	(8,399)
TRY	Sell	06/15/16	BCLY	510,999	520,452	(9,453)
TRY	Sell	06/15/16	JPM	3,517,406	3,697,150	(179,744)
TRY	Sell	02/20/18	DEUT	190,652	208,868	(18,216)
ZAR	Buy	05/03/16	JPM	221,648	252,744	31,096
ZAR	Buy	06/15/16	JPM	5,182,184	5,650,689	468,505
ZAR	Buy	06/15/16	JPM	486,433	527,426	40,993
ZAR	Buy	06/15/16	JPM	398,484	412,617	14,133
ZAR	Buy	06/15/16	RBS	250,344	259,677	9,333
ZAR	Buy	06/15/16	MSC	99,865	106,946	7,081
ZAR	Buy	06/15/16	NOM	247,700	252,579	4,879
ZAR	Buy	06/15/16	CBK	246,466	250,493	4,027
ZAR	Buy	06/15/16	DEUT	112,611	115,504	2,893
ZAR	Buy	06/15/16	BNP	74,969	76,540	1,571
ZAR	Buy	06/15/16	DEUT	79,702	81,131	1,429
ZAR	Buy	06/15/16	MSC	36,494	37,226	732
ZAR	Buy	06/15/16	UBS	97,591	97,900	309
ZAR	Buy	06/15/16	MSC	198,189	196,914	(1,275)
ZAR	Sell	05/03/16	CBK	248,581	252,743	(4,162)
ZAR	Sell	05/13/16	BCLY	112,936	116,992	(4,056)
ZAR	Sell	06/15/16	CSFB	244,560	242,838	1,722
ZAR	Sell	06/15/16	GSC	1,225	1,252	(27)
ZAR	Sell	06/15/16	MSC	86,560	86,976	(416)
ZAR	Sell	06/15/16	GSC	137,476	142,642	(5,166)
ZAR	Sell	06/15/16	BOA	68,468	77,235	(8,767)
ZAR	Sell	06/15/16	SSG	439,806	480,458	(40,652)
ZAR	Sell	06/15/16	JPM	4,898,220	5,341,053	(442,833)

Total						$1,403,643

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

87

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NOM	Nomura International
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Other Abbreviations:
BUBOR	Budapest Interbank Offered Rate
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CLICP	Sinacofi Chile Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
JSC	Joint Stock Company
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank Equilibrium Interest Rate
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

88

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$23,468,353	$—	$23,468,353	$—
Foreign Government Obligations	65,277,650	—	65,277,650	—
Short-Term Investments	5,303,090	5,303,090	—	—
Purchased Options	679,440	—	679,440	—
Foreign Currency Contracts(2)	5,165,466	—	5,165,466	—
Futures Contracts(2)	1,900	1,900	—	—
Swaps - Cross Currency(2)	234,728	—	234,728	—
Swaps - Interest Rate(2)	543,360	—	543,360	—

Total	$100,673,987	$5,304,990	$95,368,997	$—

Liabilities
Foreign Currency Contracts(2)	$(3,761,823)	$—	$(3,761,823)	$—
Futures Contracts(2)	(446)	(446)	—	—
Swaps - Cross Currency(2)	(266,392)	—	(266,392)	—
Swaps - Interest Rate(2)	(517,538)	—	(517,538)	—
Written Options	(548,076)	—	(548,076)	—

Total	$(5,094,275)	$(446)	$(5,093,829)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

89

The Hartford Floating Rate Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 5.5%
		Auto Parts & Equipment - 0.2%
$	9,000,000	Titan International, Inc. 6.88%, 10/01/2020	$7,785,000

		Chemicals - 0.5%
	3,000,000	Chemours Co. 6.63%, 05/15/2023(1)	2,625,000
		Hexion, Inc.
	12,816,000	6.63%, 04/15/2020	10,733,400
	1,500,000	8.88%, 02/01/2018	1,162,500
	6,550,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	5,010,750

			19,531,650

		Commercial Banks - 2.1%
	4,250,000	Access Bank plc 9.25%, 06/24/2021(1)(2)	3,500,130
EUR	9,400,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(2)(3)(4)	9,902,396
	7,800,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(3)(4)	7,826,133
$	5,000,000	Barclays plc 8.25%, 12/15/2018(2)(3)	5,012,670
		Credit Agricole S.A.
	5,000,000	6.63%, 09/23/2019(2)(3)(4)	4,712,500
	4,600,000	6.63%, 09/23/2019(1)(2)(3)	4,335,500
	5,150,000	7.88%, 01/23/2024(1)(2)(3)	4,946,637
	8,000,000	Credit Suisse Group AG 7.50%, 12/11/2023(1)(2)(3)	7,945,952
	5,720,000	HSBC Holdings plc 6.38%, 03/30/2025(2)(3)	5,524,948
		ING Groep N.V.
	4,000,000	6.00%, 04/16/2020(2)(3)	3,800,000
	4,000,000	6.50%, 04/16/2025(2)(3)	3,716,000
	5,000,000	Lloyds Banking Group plc 7.50%, 06/27/2024(2)(3)	4,957,500
	9,415,000	Societe Generale S.A. 6.00%, 01/27/2020(1)(2)(3)	8,402,887
	4,000,000	UBS Group AG 7.13%, 02/19/2020(2)(3)(4)	4,060,000
	5,200,000	UniCredit S.p.A. 8.00%, 06/03/2024(2)(3)(4)	4,348,500

			82,991,753

		Diversified Financial Services - 0.2%
	4,000,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024(1)	3,034,800
	4,795,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 6.50%, 07/01/2021	4,207,612

			7,242,412

		Electric - 0.2%
	8,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017	6,920,000

		Food - 0.4%
GBP	10,335,000	Iceland Bondco plc 4.84%, 07/15/2020(1)(2)	13,100,113
$	4,000,000	Marfrig Holding Europe B.V. 6.88%, 06/24/2019(1)	3,960,000

			17,060,113

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 5.5% - (continued)
		Forest Products & Paper - 0.1%
$	7,685,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	$5,533,200

		Lodging - 0.5%
	12,189,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	10,299,705
	8,075,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.38%, 06/01/2021(1)	7,913,500

			18,213,205

		Oil & Gas - 0.6%
	14,100,000	American Energy-Permian Basin LLC / AEPB Finance Corp. 7.14%, 08/01/2019(1)(2)	6,345,000
	6,065,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	4,124,200
	7,065,000	Shelf Drilling Holdings Ltd. 8.63%, 11/01/2018(1)	5,016,150
		Tullow Oil plc
	500,000	6.00%, 11/01/2020(1)	400,000
	3,555,000	6.25%, 04/15/2022(1)	2,844,000
	5,000,000	WPX Energy, Inc. 7.50%, 08/01/2020	4,762,500

			23,491,850

		Oil & Gas Services - 0.1%
	6,500,000	Borets Finance Ltd. 7.63%, 09/26/2018(4)	5,753,800

		Packaging & Containers - 0.2%
	8,790,000	Ardagh Packaging Financial Holdings 3.89%, 05/15/2021(1)(2)	8,746,050

		Retail - 0.2%
	8,000,000	Claire’s Stores, Inc. 9.00%, 03/15/2019(1)	5,760,000

		Semiconductors - 0.1%
	2,000,000	Micron Technology, Inc. 7.50%, 09/15/2023(1)	2,070,000

		Software - 0.1%
	5,165,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(5)	4,351,513

		Total Corporate Bonds (cost $248,415,567)	$215,450,546

SENIOR FLOATING RATE INTERESTS - 88.5%(6)
		Advertising - 1.0%
	37,259,212	Acosta Holdco, Inc. 4.25%, 09/26/2021	$36,840,046

		Aerospace/Defense - 0.6%
	8,331,932	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	8,307,602
	14,857,212	Transdigm, Inc. 3.50%, 05/14/2022	14,687,394

			22,994,996

		Agriculture - 0.1%
	3,872,970	Pinnacle Operating Corp. 4.75%, 11/15/2018	3,403,373

The accompanying notes are an integral part of these financial statements.

90

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Airlines - 0.8%
$	30,000,000	American Airlines, Inc. 0.00%, 04/28/2023(7)	$29,835,000

		Auto Manufacturers - 0.3%
	11,705,128	Jaguar Holding Co. 4.25%, 08/18/2022	11,678,324

		Auto Parts & Equipment - 0.5%
	11,686,838	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	11,668,606
	5,672,262	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	5,658,081

			17,326,687

		Beverages - 0.5%
	19,898,458	Oak Tea, Inc. 4.25%, 07/02/2022	19,948,204

		Biotechnology - 0.1%
	5,527,327	PQ Corp. 4.00%, 08/07/2017	5,511,795

		Chemicals - 3.2%
	41,040,012	Chemours Co. 3.75%, 05/12/2022	39,870,372
	7,560,650	Hii Holding Corp. 4.25%, 12/20/2019	7,333,831
		Ineos U.S. Finance LLC
	16,079,177	3.75%, 05/04/2018	16,036,085
	2,306,688	4.25%, 03/31/2022	2,290,841
	22,723,351	Nexeo Solutions LLC 5.00%, 09/08/2017	22,638,139
	8,887,007	Solenis International L.P. Co. 4.25%, 07/31/2021	8,780,362
	28,064,624	Univar, Inc. 4.25%, 07/01/2022	27,708,764

			124,658,394

		Coal - 1.2%
		American Energy - Marcellus LLC
	16,880,000	5.25%, 08/04/2020	4,490,080
	1,835,000	8.50%, 08/04/2021	220,200
		Arch Coal, Inc.
	13,310,887	5.00%, 01/31/2017(8)	13,077,946
	56,816,936	7.50%, 05/16/2018	23,721,071
	13,982,491	Peabody Energy Corp. 4.25%, 09/24/2020	6,053,300

			47,562,597

		Commercial Services - 4.3%
	23,595,518	Affinion Group, Inc. 6.75%, 04/30/2018	20,769,011
		Brickman Group Ltd.
	36,691,037	4.00%, 12/18/2020	36,431,264
	11,912,388	7.50%, 12/17/2021	11,664,253
		Brock Holdings III, Inc.
	14,758,061	6.00%, 03/16/2017	14,296,871
	4,898,000	10.00%, 03/16/2018	4,065,340
		Capital Automotive L.P.
	4,793,042	4.00%, 04/10/2019	4,805,025
	3,305,000	6.00%, 04/30/2020	3,313,263
	4,555,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	4,572,081
	12,032,684	ON Assignment, Inc. 3.75%, 06/03/2022	12,053,741

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Commercial Services - 4.3% - (continued)
$	1,764,663	Pharmaceutical Product Development LLC 0.00%, 08/18/2022(7)	$1,760,622
		Quikrete Holdings, Inc.
	1,305,000	0.00%, 09/28/2020(7)	1,302,964
	6,104,632	7.00%, 03/26/2021	6,089,370
	3,696,869	RH Donnelley, Inc. 9.75%, 12/31/2016	1,093,645
	25,514,804	ServiceMaster Co. 4.25%, 07/01/2021	25,594,666
	19,443,428	TransUnion LLC 3.50%, 04/09/2021	19,351,072

			167,163,188

		Construction Materials - 0.2%
	8,707,429	Summit Materials LLC 4.00%, 07/17/2022	8,690,014

		Distribution/Wholesale - 1.2%
	15,480,000	FPC Holdings, Inc. 5.25%, 11/19/2019	13,286,949
	14,925,000	HD Supply, Inc. 3.75%, 08/13/2021	14,928,731
		PowerTeam Services LLC
	16,324,067	4.25%, 05/06/2020	16,242,447
	2,665,000	8.25%, 11/06/2020	2,558,400

			47,016,527

		Diversified Financial Services - 2.9%
	8,939,820	Grosvenor Capital Management Holdings L.P. 3.75%, 01/04/2021	8,749,849
	8,486,260	Ipreo Holdings LLC 4.00%, 08/06/2021	8,072,555
	11,723,515	RBS Holding Co. LLC 10.50%, 03/23/2017	9,613,282
	8,962,496	RP Crown Parent LLC 6.00%, 12/21/2018	8,488,200
		SAM Finance Lux S.a.r.l.
	26,611,614	4.25%, 12/17/2020	26,728,173
EUR	7,567,080	4.50%, 12/17/2020	8,692,849
$	35,999,828	Silver II U.S. Holdings LLC 4.00%, 12/13/2019	32,332,525
	13,667,678	Walter Investment Management Corp. 4.75%, 12/19/2020	11,972,066

			114,649,499

		Electric - 4.1%
		Calpine Corp.
	11,496,781	3.00%, 05/03/2020	11,324,329
	32,834,075	3.25%, 01/31/2022	32,368,817
	12,329,897	3.50%, 05/27/2022	12,250,615
	2,756,225	4.00%, 10/09/2019	2,756,914
	17,650,000	Chief Exploration & Development LLC 7.50%, 05/16/2021	13,149,250
	11,141,500	Dynegy, Inc. 4.00%, 04/23/2020	11,095,040
	10,823,716	ExGen Texas Power LLC 5.75%, 09/16/2021	7,684,838
		Pike Corp.
	10,060,645	5.50%, 12/22/2021	10,010,342
	8,625,000	9.50%, 06/22/2022	8,553,154

The accompanying notes are an integral part of these financial statements.

91

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Electric - 4.1% - (continued)
$	37,275,798	Seadrill Partners Finco LLC 4.00%, 02/21/2021	$18,296,080
	70,000,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(9)	23,669,100
	10,000,000	TXU Energy 0.00%, 11/07/2016(7)	9,987,500

			161,145,979

		Electronics - 1.3%
	38,433,616	CDW LLC 3.25%, 04/29/2020	38,400,179
	11,594,580	Ceridian LLC 4.50%, 09/15/2020	11,092,186
	442,454	Provo Craft & Novelty, Inc. 10.00%, 07/07/2019(1)(9)(10)(11)	—

			49,492,365

		Energy-Alternate Sources - 0.3%
	3,907,647	EMG Utica LLC 4.75%, 03/27/2020	3,458,268
	10,000,000	MEG Energy Corp. 0.00%, 03/31/2020(7)	8,933,300

			12,391,568

		Entertainment - 0.7%
	11,648,869	CityCenter Holdings LLC 4.25%, 10/16/2020	11,672,167
	16,027,772	Scientific Games International, Inc. 6.00%, 10/01/2021	15,759,788

			27,431,955

		Environmental Control - 0.5%
	17,524,517	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	17,458,800

		Food - 4.1%
		Albertsons LLC
	39,559,906	5.50%, 08/25/2021	39,672,256
	5,645,850	5.50%, 12/21/2022	5,662,336
GBP	6,300,000	Burtons Foods Ltd. 5.73%, 11/27/2020	8,499,484
		Hostess Brands LLC
$	15,253,350	4.50%, 08/03/2022	15,297,890
	3,865,000	8.50%, 08/03/2023	3,787,700
		JBS USA LLC
	19,389,410	3.75%, 05/25/2018	19,377,389
	6,926,870	3.75%, 09/18/2020	6,903,803
	44,019,675	4.00%, 10/30/2022	43,964,650
	16,576,938	U.S. Foods, Inc. 4.50%, 03/31/2019	16,556,217

			159,721,725

		Food Service - 0.3%
	10,846,576	Hearthside Food Solutions 4.50%, 06/02/2021	10,792,343

		Forest Products & Paper - 0.2%
	7,828,707	Wilsonart LLC 4.00%, 10/31/2019	7,805,847

		Hand/Machine Tools - 0.1%
	11,306,659	Ameriforge Group, Inc. 5.00%, 12/19/2019	5,615,679

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Healthcare-Products - 0.9%
$	14,221,441	Alere, Inc. 4.25%, 06/18/2022	$14,079,227
	3,318,742	Milk Specialties Co. 8.25%, 11/07/2018	3,314,593
	16,964,750	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	16,922,338

			34,316,158

		Healthcare-Services - 7.1%
	17,329,150	Air Medical Group Holdings, Inc. 4.25%, 04/28/2022	17,076,491
	19,696,805	American Renal Holdings, Inc. 4.50%, 09/20/2019	19,647,563
	4,625,025	Aspen Dental Management, Inc. 5.50%, 04/30/2022	4,642,369
	7,630,502	CDRH Parent, Inc. 5.25%, 07/01/2021	7,147,262
	33,034,967	Community Health Systems, Inc. 4.00%, 01/27/2021	32,531,844
	17,848,678	DJO Finance LLC 4.25%, 06/08/2020	17,335,529
	19,022,381	Emergency Medical Services Corp. 4.25%, 05/25/2018	19,034,365
	10,498,688	Envision Healthcare Corp. 4.50%, 10/28/2022	10,519,265
	12,127,833	IMS Health, Inc. 3.50%, 03/17/2021	12,123,467
	32,729,206	InVentiv Health, Inc. 7.75%, 05/15/2018	32,587,071
	16,267,771	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	16,182,365
	15,205,694	Opal Acquisition, Inc. 5.00%, 11/27/2020	13,304,982
	16,055,491	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	15,186,729
	12,768,375	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	12,792,380
		U.S. Renal Care, Inc.
	36,872,588	5.25%, 12/31/2022	36,895,817
	5,000,000	9.00%, 12/31/2023	5,000,000
	5,060,000	Vizient, Inc. 6.25%, 02/13/2023	5,104,275

			277,111,774

		Home Furnishings - 0.2%
	9,318,639	Hillman Group, Inc. 4.50%, 06/30/2021	9,213,804

		Household Products/Wares - 1.0%
	10,210,000	Galleria Co. 3.75%, 01/26/2023	10,216,432
	30,342,877	Sun Products Corp. 5.50%, 03/23/2020	29,773,948

			39,990,380

		Insurance - 3.3%
		Asurion LLC
	3,231,053	4.25%, 07/08/2020	3,174,510
	7,186,520	5.00%, 05/24/2019	7,159,570
	10,215,000	8.50%, 03/03/2021	9,791,793
	12,419,803	Evertec Group LLC 3.25%, 04/17/2020	12,047,209

The accompanying notes are an integral part of these financial statements.

92

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Insurance - 3.3% - (continued)
$	19,342,796	HUB International Ltd. 4.25%, 10/02/2020	$19,109,135
	7,327,681	National Financial Partners Corp. 4.50%, 07/01/2020	7,243,706
		Sedgwick Claims Management Services, Inc.
	32,856,074	3.75%, 03/01/2021	32,198,952
	18,125,000	6.75%, 02/28/2022	17,218,750
	20,613,672	USI, Inc. 4.25%, 12/27/2019	20,343,221

			128,286,846

		Internet - 1.3%
	34,719,311	Lands’ End, Inc. 4.25%, 04/04/2021	28,875,010
	21,199,951	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	21,188,503

			50,063,513

		Leisure Time - 2.1%
	29,338,524	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	29,453,824
		Delta 2 (LUX) S.a.r.l.
	29,299,500	4.75%, 07/30/2021	28,755,408
	19,285,000	7.75%, 07/31/2022	18,118,257
	6,947,500	Lindblad Expeditions, Inc. 5.50%, 05/08/2021	6,912,763

			83,240,252

		Lodging - 2.1%
	9,854,975	Caesars Entertainment Operating Co. 13.25%, 03/01/2017(9)	9,234,900
	37,262,322	Caesars Entertainment Resort Properties 7.00%, 10/11/2020	35,096,636
	20,928,411	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	18,626,286
	4,690,000	Four Seasons Holdings, Inc. 6.25%, 12/27/2020	4,657,779
	15,383,715	Station Casinos LLC 4.25%, 03/02/2020	15,402,944

			83,018,545

		Machinery-Construction & Mining - 0.8%
	19,360,510	American Rock Salt Holdings LLC 4.75%, 05/20/2021	17,831,029
	16,191,423	Neff Rental LLC 7.25%, 06/09/2021	15,058,023

			32,889,052

		Machinery-Diversified - 2.6%
	22,154,240	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	21,895,700
		Gardner Denver, Inc.
	28,115,255	4.25%, 07/30/2020	26,223,942
EUR	13,525,687	4.75%, 07/30/2020	14,415,542
$	32,335,762	Gates Global, Inc. 4.25%, 07/06/2021	30,915,252
	8,516,521	Paladin Brands Holding, Inc. 7.25%, 08/16/2019	7,281,625

			100,732,061

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Media - 6.5%
		Advantage Sales & Marketing, Inc.
$	33,372,429	4.25%, 07/23/2021	$33,059,730
	14,080,000	7.50%, 07/25/2022	13,235,200
	18,898,107	AVSC Holding Corp. 4.50%, 01/24/2021	18,472,900
	23,995,000	Charter Communications Operating LLC 3.50%, 01/24/2023	24,089,300
	5,383,528	Dex Media West LLC 8.00%, 12/30/2016	2,204,986
	5,586,432	ION Media Networks, Inc. 4.75%, 12/18/2020	5,579,449
	17,050,879	Media General, Inc. 4.00%, 07/31/2020	17,040,307
	21,665,000	Neptune Finco Corp. 5.00%, 10/09/2022	21,732,811
		Numericable Group S.A.
EUR	4,975,000	4.56%, 07/29/2022	5,690,303
$	6,910,275	4.56%, 07/31/2022	6,892,999
	5,725,000	Numericable U.S. LLC 0.00%, 01/15/2024(7)	5,745,266
	21,401,250	Quebecor Media, Inc. 3.25%, 08/17/2020	21,160,486
	31,720,004	Tribune Media Co. 3.75%, 12/27/2020	31,670,520
		Virgin Media Investment Holdings Ltd.
	18,663,348	3.65%, 06/30/2023	18,616,690
GBP	18,800,000	4.25%, 06/30/2023	27,149,067

			252,340,014

		Metal Fabricate/Hardware - 0.6%
$	22,737,106	Rexnord LLC 4.00%, 08/21/2020	22,566,578

		Miscellaneous Manufacturing - 0.2%
		Husky Injection Molding Systems Ltd.
	4,547,533	4.25%, 06/30/2021	4,508,697
	1,842,551	7.25%, 06/30/2022	1,750,424

			6,259,121

		Oil & Gas - 1.8%
	5,695,000	Callon Petroleum Co. 8.50%, 10/08/2021	5,716,356
	16,124,771	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	9,473,303
	8,464,446	Fieldwood Energy LLC 3.88%, 10/01/2018	6,407,586
	19,762,539	KCA Deutag US Finance LLC 6.25%, 05/15/2020	13,960,850
	13,511,137	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	9,998,242
	21,820,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	10,910,000
	16,045,000	Templar Energy LLC 8.50%, 11/25/2020	1,577,705
	10,389,039	Western Refining, Inc. 4.25%, 11/12/2020	10,265,721

			68,309,763

		Oil & Gas Services - 1.1%
	21,296,733	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	18,137,788
	21,878,753	Drillships Financial Holding, Inc. 6.00%, 03/31/2021	10,419,756

The accompanying notes are an integral part of these financial statements.

93

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Oil & Gas Services - 1.1% - (continued)
$	9,732,554	Pacific Drilling S.A. 4.50%, 06/03/2018	$2,785,944
	17,775,012	Paragon Offshore Finance Co. 5.25%, 07/18/2021	4,588,264
		Utex Industries, Inc.
	8,869,407	5.00%, 05/22/2021	6,829,443
	3,000,000	8.25%, 05/22/2022	1,710,000

			44,471,195

		Packaging & Containers - 2.9%
	5,313,000	Berlin Packaging LLC 7.75%, 10/01/2022	5,020,785
		Berry Plastics Holding Corp.
	20,153,033	3.50%, 02/08/2020	20,133,685
	15,550,484	4.00%, 10/01/2022	15,572,877
	8,312,295	Exopack Holdings S.A. 4.50%, 05/08/2019	8,232,663
		Mauser U.S. Corp.
	14,368,726	4.50%, 07/31/2021	13,966,402
	12,725,000	8.75%, 07/31/2022	11,516,125
	9,805,850	Owens-Illinois, Inc. 3.50%, 09/01/2022	9,813,989
	19,314,083	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	19,350,394
	11,186,347	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	11,074,484

			114,681,404

		Pharmaceuticals - 3.2%
	40,999,763	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	40,846,013
	23,036,340	PRA Holdings, Inc. 4.50%, 09/23/2020	23,122,727
		Valeant Pharmaceuticals International, Inc.
	5,674,876	4.75%, 12/11/2019	5,523,073
	20,982,540	4.75%, 08/05/2020	20,379,292
	33,743,664	5.00%, 04/01/2022	32,866,329

			122,737,434

		Pipelines - 0.6%
	9,879,647	Energy Transfer Equity L.P. 4.00%, 12/02/2019	9,377,465
	16,357,008	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	15,539,157

			24,916,622

		Real Estate - 2.7%
		DTZ U.S. Borrower LLC
	26,315,025	4.25%, 11/04/2021	26,238,185
	5,330,000	9.25%, 11/04/2022	5,323,337
	37,295,000	MGM Growth Properties LLC 4.00%, 04/25/2023	37,489,307
		Realogy Corp.
	3,882,746	2.44%, 10/10/2016	3,843,918
	33,372,662	3.75%, 03/05/2020	33,344,963

			106,239,710

		Retail - 5.0%
	19,963,287	Bass Pro Group LLC 4.00%, 06/05/2020	19,632,695
	5,100,000	Coty, Inc. 3.75%, 10/27/2022	5,131,875

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Retail - 5.0% - (continued)
		Michaels Stores, Inc.
$	17,873,614	3.75%, 01/28/2020	$17,886,304
	13,891,917	4.00%, 01/28/2020	13,940,539
	26,785,549	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	25,488,057
	16,973,537	Party City Holdings, Inc. 4.25%, 08/19/2022	16,895,798
	13,278,070	PetSmart, Inc. 4.25%, 03/11/2022	13,233,323
	17,118,720	Revlon 4.00%, 10/08/2019	17,161,516
		Rite Aid Corp.
	19,330,000	4.88%, 06/21/2021	19,342,178
	7,755,000	5.75%, 08/21/2020	7,771,130
	10,958,707	Serta Simmons Holdings LLC 4.25%, 10/01/2019	10,977,556
	23,672,067	Sports Authority, Inc. 7.50%, 11/16/2017	6,391,458
	19,570,230	SuperValu, Inc. 4.50%, 03/21/2019	19,340,867

			193,193,296

		Semiconductors - 2.4%
	47,505,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	47,513,551
	7,425,000	Lattice Semiconductor Corp. 5.25%, 03/10/2021	7,053,750
	2,500,000	Micron Technology Inc 0.00%, 04/26/2022(7)	2,508,600
	29,376,375	NXP B.V. 3.75%, 12/07/2020	29,449,816
	8,645,000	ON Semiconductor Corp. 5.25%, 03/31/2023	8,679,234

			95,204,951

		Software - 5.4%
	18,604,363	Epicor Software Corp. 4.75%, 06/01/2022	17,836,933
		First Data Corp.
	20,075,000	4.19%, 07/08/2022	20,080,019
	54,771,860	4.44%, 03/24/2021	54,885,785
	16,280,000	Global Payments, Inc. 3.94%, 04/22/2023	16,406,170
	7,645,299	Hyland Software, Inc. 4.75%, 07/01/2022	7,608,984
		Infor US, Inc.
	24,215,367	3.75%, 06/03/2020	23,638,195
EUR	3,492,138	4.00%, 06/03/2020	3,958,687
		Kronos, Inc.
$	15,272,696	4.50%, 10/30/2019	15,228,099
	3,533,211	9.75%, 04/30/2020	3,574,443
	22,406,977	Magic Newco LLC 5.00%, 12/12/2018	22,434,986
		Peak 10, Inc.
	2,770,650	5.00%, 06/17/2021	2,706,593
	4,310,000	8.25%, 06/17/2022	3,448,000
		SS&C Technologies, Inc.
	17,902,448	4.01%, 07/08/2022	17,947,204
	2,550,059	4.02%, 07/08/2022	2,556,435

			212,310,533

The accompanying notes are an integral part of these financial statements.

94

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 88.5%(6) - (continued)
		Telecommunications - 5.7%
		Altice Financing S.A.
$	5,051,825	5.25%, 02/04/2022	$5,053,088
	20,122,115	5.50%, 07/02/2019	20,273,031
	10,059,375	CommScope, Inc. 3.83%, 12/29/2022	10,071,949
	14,135,792	Entravision Communications Corp. 3.50%, 05/31/2020	13,853,076
		Level 3 Financing, Inc.
	25,785,000	3.50%, 05/31/2022	25,789,641
	27,045,000	4.00%, 08/01/2019	27,112,613
	20,442,500	4.00%, 01/15/2020	20,498,717
		LTS Buyer LLC
	25,935,658	4.00%, 04/13/2020	25,844,883
	2,078,413	8.00%, 04/12/2021	2,057,629
	14,834,885	Salem Communications Corp. 4.50%, 03/13/2020	14,241,489
	43,560,494	Univision Communications, Inc. 4.00%, 03/01/2020	43,469,168
	11,105,683	XO Communications LLC 4.25%, 03/17/2021	11,089,469
	2,983,470	Zayo Group, LLC 4.50%, 05/06/2021	2,999,879

			222,354,632

		Transportation - 0.3%
		Kenan Advantage Group, Inc.
	1,144,589	1.50%, 01/31/2017(8)	1,140,297
	11,300,508	4.00%, 07/31/2022	11,258,131

			12,398,428

		Trucking & Leasing - 0.2%
	6,740,168	Consolidated Container Co. 5.00%, 07/03/2019	6,507,632

		Total Senior Floating Rate Interests (cost $3,718,626,480)	$3,452,488,603

COMMON STOCKS - 0.1%
		Energy - 0.1%
	418,220,006	KCA Deutag*(1)(10)(11)	$3,144,178

		Media - 0.0%
	15,581	F & W Publications, Inc.	1,168,537
	138,305	MPM Holdings, Inc.*(11)	1,037,288

			2,205,825

		Technology Hardware & Equipment - 0.0%
	2,664	Provo Craft & Novelty, Inc.(1)(10)(11)	—

		Total Common Stocks (cost $10,663,263)	$5,350,003

		Total Long-Term Investments (cost $3,977,705,310)	$3,673,289,152

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 7.4%
	Other Investment Pools & Funds - 7.4%
287,590,130	BlackRock Liquidity Funds TempFund Portfolio	$287,590,130

	Total Short-Term Investments (cost $287,590,130)	$287,590,130

Total Investments (cost $4,265,295,440)^	101.5%	$3,960,879,282
Other Assets and Liabilities	(1.5)%	(58,045,712)

Total Net Assets	100.0%	$3,902,833,570

The accompanying notes are an integral part of these financial statements.

95

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$13,416,864
Unrealized Depreciation	(317,833,022)

Net Unrealized Depreciation	$(304,416,158)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $118,398,515, which represents 2.7% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $36,603,329, which represents 0.9% of total net assets.

(5)	This security may pay interest in additional principal instead of cash.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(7)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2016, the aggregate value of the unfunded commitment was $14,218,243, which rounds to zero percent of total net assets.

(9)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(10)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2011	418,220,006	KCA Deutag	$5,667,718
09/2011	2,664	Provo Craft & Novelty, Inc.	—
09/2013	442,454	Provo Craft & Novelty, Inc.	35,279

			$5,702,997

At April 30, 2016, the aggregate value of these securities was $3,144,178, which represents 0.1% of total net assets.

(11)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $4,181,466, which represents 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

96

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	05/31/16	SSG	$51,215,637	$51,954,810	$(739,173)
GBP	Sell	05/31/16	CBK	49,297,753	49,536,745	(238,992)

Total						$(978,165)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

97

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$215,450,546	$—	$215,450,546	$—
Senior Floating Rate Interests	3,452,488,603	—	3,452,488,603	—
Common Stocks
Energy	3,144,178	—	—	3,144,178
Media	2,205,825	1,168,537	—	1,037,288
Technology Hardware & Equipment	—	—	—	—
Short-Term Investments	287,590,130	287,590,130	—	—

Total	$3,960,879,282	$288,758,667	$3,667,939,149	$4,181,466

Liabilities
Foreign Currency Contracts(2)	$(978,165)	$—	$(978,165)	$—

Total	$(978,165)	$—	$(978,165)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Total
Beginning balance	$4,851,861	$4,851,861
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(670,395)	(670,395)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$4,181,466	$4,181,466

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $ (670,395).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

98

The Hartford Floating Rate High Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 12.5%
		Auto Parts & Equipment - 0.6%
$	2,000,000	Titan International, Inc. 6.88%, 10/01/2020	$1,730,000

		Chemicals - 1.4%
	500,000	Chemours Co. 6.63%, 05/15/2023(1)	437,500
		Hexion, Inc.
	2,500,000	6.63%, 04/15/2020	2,093,750
	200,000	8.88%, 02/01/2018	155,000
	1,990,000	Momentive Performance Materials, Inc. 3.88%, 10/24/2021	1,522,350

			4,208,600

		Commercial Banks - 3.9%
	625,000	Access Bank plc 9.25%, 06/24/2021(1)(2)	514,725
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	400,000	7.00%, 02/19/2019(2)(3)(4)	421,379
$	1,000,000	9.00%, 05/09/2018(2)(3)(4)	1,033,250
EUR	1,000,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(3)(4)	1,003,350
$	300,000	Barclays plc 8.25%, 12/15/2018(2)(3)	300,760
	1,585,000	Credit Agricole S.A. 7.88%, 01/23/2024(1)(2)(3)	1,522,412
	1,250,000	Credit Suisse Group AG 7.50%, 12/11/2023(1)(2)(3)	1,241,555
		ING Groep N.V.
	1,500,000	6.00%, 04/16/2020(2)(3)	1,425,000
	1,000,000	6.50%, 04/16/2025(2)(3)	929,000
	500,000	Lloyds Banking Group plc 7.50%, 06/27/2024(2)(3)	495,750
	1,970,000	Societe Generale S.A. 6.00%, 01/27/2020(1)(2)(3)	1,758,225
	1,000,000	UniCredit S.p.A. 8.00%, 06/03/2024(2)(3)(4)	836,250

			11,481,656

		Diversified Financial Services - 0.1%
	500,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024(1)	379,350

		Electric - 0.6%
	2,000,000	GenOn Energy, Inc. 7.88%, 06/15/2017	1,730,000

		Food - 1.4%
GBP	2,665,000	Iceland Bondco plc 4.84%, 07/15/2020(1)(2)	3,378,016
$	700,000	Marfrig Holding Europe B.V. 6.88%, 06/24/2019(1)	693,000

			4,071,016

		Forest Products & Paper - 0.4%
	1,420,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	1,022,400

		Lodging - 1.1%
	2,840,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	2,399,800
	990,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 6.38%, 06/01/2021(1)	970,200

			3,370,000

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 12.5% - (continued)
		Oil & Gas - 1.4%
$	2,400,000	American Energy-Permian Basin LLC / AEPB Finance Corp. 7.14%, 08/01/2019(1)(2)	$1,080,000
	935,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	635,800
	1,455,000	Shelf Drilling Holdings Ltd. 8.63%, 11/01/2018(1)	1,033,050
	445,000	Tullow Oil plc 6.25%, 04/15/2022(1)	356,000
	1,000,000	WPX Energy, Inc. 7.50%, 08/01/2020	952,500

			4,057,350

		Oil & Gas Services - 0.6%
	2,000,000	Borets Finance Ltd. 7.63%, 09/26/2018(4)	1,770,400

		Packaging & Containers - 0.2%
	630,000	Ardagh Packaging Financial Holdings 3.89%, 05/15/2021(1)(2)	626,850

		Retail - 0.4%
	1,500,000	Claire’s Stores, Inc. 9.00%, 03/15/2019(1)	1,080,000

		Semiconductors - 0.2%
	666,000	Micron Technology, Inc. 7.50%, 09/15/2023(1)	689,310

		Software - 0.2%
	750,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(5)	631,875

		Total Corporate Bonds (cost $42,183,076)	$36,848,807

SENIOR FLOATING RATE INTERESTS - 81.3%(6)
		Advertising - 1.0%
	3,012,030	Acosta Holdco, Inc. 4.25%, 09/26/2021	$2,978,145

		Agriculture - 0.1%
	309,482	Pinnacle Operating Corp. 4.75%, 11/15/2018	271,957

		Auto Manufacturers - 0.4%
	1,265,438	Jaguar Holding Co. 4.25%, 08/18/2022	1,262,540

		Auto Parts & Equipment - 0.3%
	813,133	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	811,100

		Beverages - 0.8%
	2,391,918	Oak Tea, Inc. 4.25%, 07/02/2022	2,397,898

		Chemicals - 3.8%
	3,685,894	Chemours Co. 3.75%, 05/12/2022	3,580,846
	1,807,948	Ineos U.S. Finance LLC 4.25%, 03/31/2022	1,795,528
	2,127,487	Nexeo Solutions LLC 5.00%, 09/08/2017	2,119,509
	1,413,475	Solenis International L.P. Co. 4.25%, 07/31/2021	1,396,513
	2,253,136	Univar, Inc. 4.25%, 07/01/2022	2,224,566

			11,116,962

The accompanying notes are an integral part of these financial statements.

99

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 81.3%(6) - (continued)
		Coal - 0.9%
		American Energy - Marcellus LLC
$	1,560,000	5.25%, 08/04/2020	$414,960
	430,000	8.50%, 08/04/2021	51,600
		Arch Coal, Inc.
	665,000	5.00%, 01/31/2017(7)	653,362
	2,829,516	7.50%, 05/16/2018	1,181,323
	811,149	Peabody Energy Corp. 4.25%, 09/24/2020	351,163

			2,652,408

		Commercial Services - 4.5%
	1,832,859	Affinion Group, Inc. 6.75%, 04/30/2018	1,613,301
		Brickman Group Ltd.
	2,432,641	4.00%, 12/18/2020	2,415,418
	3,587,411	7.50%, 12/17/2021	3,512,685
		Brock Holdings III, Inc.
	1,423,023	6.00%, 03/16/2017	1,378,553
	902,000	10.00%, 03/16/2018	748,660
	505,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	506,894
	98,286	Pharmaceutical Product Development LLC 0.00%, 08/18/2022(8)	98,061
	200,000	Quikrete Holdings, Inc. 0.00%, 09/28/2020(8)	199,688
	1,345,382	ServiceMaster Co. 4.25%, 07/01/2021	1,349,593
	1,466,206	TransUnion LLC 3.50%, 04/09/2021	1,459,242

			13,282,095

		Distribution/Wholesale - 0.4%
		PowerTeam Services LLC
	437,374	4.25%, 05/06/2020	435,187
	665,000	8.25%, 11/06/2020	638,400

			1,073,587

		Diversified Financial Services - 1.4%
	1,413,556	Ipreo Holdings LLC 4.00%, 08/06/2021	1,344,645
	507,173	RP Crown Parent LLC 6.00%, 12/21/2018	480,333
	1,803,849	Silver II U.S. Holdings LLC 4.00%, 12/13/2019	1,620,091
	656,926	Walter Investment Management Corp. 4.75%, 12/19/2020	575,428

			4,020,497

		Electric - 5.2%
	2,099,738	Calpine Corp. 4.00%, 01/15/2023	2,098,436
	3,115,000	Chief Exploration & Development LLC 7.50%, 05/16/2021	2,320,675
	2,827,731	Dynegy, Inc. 4.00%, 04/23/2020	2,815,939
	1,471,597	ExGen Texas Power LLC 5.75%, 09/16/2021	1,044,834
		Pike Corp.
	1,958,710	5.50%, 12/22/2021	1,948,916
	2,375,000	9.50%, 06/22/2022	2,355,216
	2,569,349	Seadrill Partners Finco LLC 4.00%, 02/21/2021	1,261,114

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 81.3%(6) - (continued)
		Electric - 5.2% - (continued)
$	4,500,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(9)	$1,521,585

			15,366,715

		Electronics - 0.9%
	1,989,747	CDW LLC 3.25%, 04/29/2020	1,988,016
	751,937	Ceridian LLC 4.50%, 09/15/2020	719,356

			2,707,372

		Energy-Alternate Sources - 0.4%
	435,540	EMG Utica LLC 4.75%, 03/27/2020	385,453
	1,000,000	MEG Energy Corp. 0.00%, 03/31/2020(8)	893,330

			1,278,783

		Entertainment - 0.4%
	1,234,338	Scientific Games International, Inc. 6.00%, 10/01/2021	1,213,700

		Food - 5.2%
		Albertsons LLC
	3,185,381	5.50%, 08/25/2021	3,194,427
	1,750,613	5.50%, 12/21/2022	1,755,724
GBP	1,500,000	Burtons Foods Ltd. 5.73%, 11/27/2020	2,023,687
		Hostess Brands LLC
$	2,043,478	4.50%, 08/03/2022	2,049,445
	2,575,000	8.50%, 08/03/2023	2,523,500
	3,880,275	JBS USA LLC 4.00%, 10/30/2022	3,875,425

			15,422,208

		Food Service - 0.7%
	1,974,825	Hearthside Food Solutions 4.50%, 06/02/2021	1,964,951

		Forest Products & Paper - 0.3%
	864,672	Wilsonart LLC 4.00%, 10/31/2019	862,147

		Hand/Machine Tools - 0.4%
	2,242,794	Ameriforge Group, Inc. 5.00%, 12/19/2019	1,113,929

		Healthcare-Products - 1.0%
	1,000,000	Alere, Inc. 0.00%, 06/18/2022(8)	990,000
	1,999,950	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	1,994,950

			2,984,950

		Healthcare-Services - 7.5%
	2,456,438	Air Medical Group Holdings, Inc. 4.25%, 04/28/2022	2,420,623
	1,035,924	American Renal Holdings, Inc. 4.50%, 09/20/2019	1,033,334
	1,109,791	CDRH Parent, Inc. 5.25%, 07/01/2021	1,039,508
	2,922,981	Community Health Systems, Inc. 4.00%, 01/27/2021	2,878,464
	790,636	DJO Finance LLC 4.25%, 06/08/2020	767,906

The accompanying notes are an integral part of these financial statements.

100

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 81.3%(6) - (continued)
		Healthcare-Services - 7.5% - (continued)
$	4,734,002	InVentiv Health, Inc. 7.75%, 05/15/2018	$4,714,105
	1,434,679	Opal Acquisition, Inc. 5.00%, 11/27/2020	1,255,344
	1,001,788	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	947,581
	982,563	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	984,410
		U.S. Renal Care, Inc.
	2,354,100	5.25%, 12/31/2022	2,355,583
	2,500,000	9.00%, 12/31/2023	2,500,000
	1,315,000	Vizient, Inc. 6.25%, 02/13/2023	1,326,506

			22,223,364

		Home Furnishings - 0.3%
	979,732	Hillman Group, Inc. 4.50%, 06/30/2021	968,710

		Household Products/Wares - 0.6%
	1,893,816	Sun Products Corp. 5.50%, 03/23/2020	1,858,307

		Insurance - 3.0%
	1,430,000	Asurion LLC 8.50%, 03/03/2021	1,370,755
	1,992,161	Evertec Group LLC 3.25%, 04/17/2020	1,932,396
	1,742,551	HUB International Ltd. 4.25%, 10/02/2020	1,721,501
	1,411,467	National Financial Partners Corp. 4.50%, 07/01/2020	1,395,291
	2,500,000	Sedgwick Claims Management Services, Inc. 6.75%, 02/28/2022	2,375,000

			8,794,943

		Internet - 1.6%
	2,494,461	Lands’ End, Inc. 4.25%, 04/04/2021	2,074,569
	2,654,377	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	2,652,943

			4,727,512

		Leisure Time - 2.8%
	2,590,930	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	2,601,112
		Delta 2 (LUX) S.a.r.l.
	1,917,063	4.75%, 07/30/2021	1,881,462
	2,830,000	7.75%, 07/31/2022	2,658,785
	992,500	Lindblad Expeditions, Inc. 5.50%, 05/08/2021	987,538

			8,128,897

		Lodging - 1.9%
	3,418,519	Caesars Entertainment Resort Properties 7.00%, 10/11/2020	3,219,835
	1,226,049	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	1,091,183
	1,354,434	Station Casinos LLC 4.25%, 03/02/2020	1,356,127

			5,667,145

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 81.3%(6) - (continued)
		Machinery-Construction & Mining - 1.1%
$	822,931	American Rock Salt Holdings LLC 4.75%, 05/20/2021	$757,919
	2,680,400	Neff Rental LLC 7.25%, 06/09/2021	2,492,772

			3,250,691

		Machinery-Diversified - 2.1%
	1,712,725	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	1,692,738
	1,936,597	Gardner Denver, Inc. 4.25%, 07/30/2020	1,806,322
	2,006,907	Gates Global, Inc. 4.25%, 07/06/2021	1,918,743
	930,797	Paladin Brands Holding, Inc. 7.25%, 08/16/2019	795,832

			6,213,635

		Media - 6.0%
		Advantage Sales & Marketing, Inc.
	3,711,094	4.25%, 07/23/2021	3,676,321
	1,895,000	7.50%, 07/25/2022	1,781,300
	1,769,543	AVSC Holding Corp. 4.50%, 01/24/2021	1,729,729
	3,000,000	Charter Communications Operating LLC 3.50%, 01/24/2023	3,011,790
	2,335,000	Neptune Finco Corp. 5.00%, 10/09/2022	2,342,308
	1,040,000	Numericable U.S. LLC 0.00%, 01/15/2024(8)	1,043,681
	4,038,702	Tribune Media Co. 3.75%, 12/27/2020	4,032,402

			17,617,531

		Miscellaneous Manufacturing - 0.1%
	322,967	Husky Injection Molding Systems Ltd. 7.25%, 06/30/2022	306,818

		Oil & Gas - 2.0%
	1,300,000	Callon Petroleum Co. 8.50%, 10/08/2021	1,304,875
	902,130	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	530,001
	1,807,576	KCA Deutag US Finance LLC 6.25%, 05/15/2020	1,276,926
	965,081	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	714,160
	3,435,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	1,717,500
	3,240,000	Templar Energy LLC 8.50%, 11/25/2020	318,589

			5,862,051

		Oil & Gas Services - 1.7%
	2,782,883	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	2,370,098
	1,388,704	Drillships Financial Holding, Inc. 6.00%, 03/31/2021	661,370
	756,573	Pacific Drilling S.A. 4.50%, 06/03/2018	216,569
	2,974,900	Paragon Offshore Finance Co. 5.25%, 07/18/2021	767,911

The accompanying notes are an integral part of these financial statements.

101

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 81.3%(6) - (continued)
		Oil & Gas Services - 1.7% - (continued)
		Utex Industries, Inc.
$	778,519	5.00%, 05/22/2021	$599,459
	750,000	8.25%, 05/22/2022	427,500

			5,042,907

		Packaging & Containers - 2.7%
	1,976,143	Berlin Packaging LLC 7.75%, 10/01/2022	1,867,455
	1,727,832	Berry Plastics Holding Corp. 4.00%, 10/01/2022	1,730,320
		Mauser U.S. Corp.
	1,998,805	4.50%, 07/31/2021	1,942,838
	2,570,000	8.75%, 07/31/2022	2,325,850

			7,866,463

		Pharmaceuticals - 3.3%
	3,074,800	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	3,063,270
	1,011,180	PRA Holdings, Inc. 4.50%, 09/23/2020	1,014,972
		Valeant Pharmaceuticals International, Inc.
	989,010	4.75%, 08/05/2020	960,576
	4,851,492	5.00%, 04/01/2022	4,725,353

			9,764,171

		Real Estate - 3.3%
		DTZ U.S. Borrower LLC
	2,496,250	4.25%, 11/04/2021	2,488,961
	1,775,000	9.25%, 11/04/2022	1,772,781
	5,330,000	MGM Growth Properties LLC 4.00%, 04/25/2023	5,357,770
	37,812	Realogy Corp. 2.44%, 10/10/2016	37,434

			9,656,946

		Retail - 2.6%
	2,051,769	Bass Pro Group LLC 4.00%, 06/05/2020	2,017,791
	1,695,920	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,613,769
	1,004,732	PetSmart, Inc. 4.25%, 03/11/2022	1,001,346
	3,653,325	Sports Authority, Inc. 7.50%, 11/16/2017	986,398
	2,126,445	SuperValu, Inc. 4.50%, 03/21/2019	2,101,523

			7,720,827

		Semiconductors - 3.5%
	4,500,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	4,500,810
	1,856,250	Lattice Semiconductor Corp. 5.25%, 03/10/2021	1,763,438
	225,000	Micron Technology Inc 0.00%, 04/26/2022(8)	225,774
	3,022,425	NXP B.V. 3.75%, 12/07/2020	3,029,981
	650,000	ON Semiconductor Corp. 5.25%, 03/31/2023	652,574

			10,172,577

		Software - 3.6%
	1,950,000	Global Payments, Inc. 3.94%, 04/22/2023	1,965,112

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 81.3%(6) - (continued)
		Software - 3.6% - (continued)
$	397,664	Hyland Software, Inc. 4.75%, 07/01/2022	$395,775
		Kronos, Inc.
	1,846,521	4.50%, 10/30/2019	1,841,129
	756,476	9.75%, 04/30/2020	765,304
	1,760,936	Magic Newco LLC 5.00%, 12/12/2018	1,763,137
		Peak 10, Inc.
	692,663	5.00%, 06/17/2021	676,648
	1,845,000	8.25%, 06/17/2022	1,476,000
		SS&C Technologies, Inc.
	1,613,583	4.01%, 07/08/2022	1,617,617
	229,223	4.02%, 07/08/2022	229,796

			10,730,518

		Telecommunications - 3.0%
	1,481,472	Altice Financing S.A. 5.50%, 07/02/2019	1,492,583
	1,009,900	CommScope, Inc. 3.83%, 12/29/2022	1,011,162
	1,270,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,270,229
		LTS Buyer LLC
	1,689,074	4.00%, 04/13/2020	1,683,162
	1,319,413	8.00%, 04/12/2021	1,306,218
	2,267,600	Salem Communications Corp. 4.50%, 03/13/2020	2,176,896

			8,940,250

		Transportation - 0.5%
		Kenan Advantage Group, Inc.
	135,634	1.50%, 01/31/2017(7)	135,125
	1,351,475	4.00%, 07/31/2022	1,346,407

			1,481,532

		Total Senior Floating Rate Interests (cost $263,890,362)	$239,777,739

COMMON STOCKS - 0.2%
		Media - 0.2%
	69,152	MPM Holdings, Inc.*(10)	$518,640

		Total Common Stocks (cost $2,496,993)	$518,640

		Total Long-Term Investments (cost $308,570,431)	$277,145,186

SHORT-TERM INVESTMENTS - 7.1%
		Other Investment Pools & Funds - 7.1%
	20,947,845	BlackRock Liquidity Funds TempFund Portfolio	$20,947,845

		Total Short-Term Investments (cost $20,947,845)	$20,947,845

Total Investments (cost $329,518,276)^	101.1%	$298,093,031
Other Assets and Liabilities	(1.1)%	(3,206,139)

Total Net Assets	100.0%	$294,886,892

The accompanying notes are an integral part of these financial statements.

102

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$1,374,795
Unrealized Depreciation	(32,800,040)

Net Unrealized Depreciation	$(31,425,245)

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $20,450,068, which represents 6.9% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $5,064,629, which represents 1.7% of total net assets.

(5)	This security may pay interest in additional principal instead of cash.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(7)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2016, the aggregate value of the unfunded commitment was $788,487, which rounds to zero percent of total net assets.

(8)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(10)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of this security was $518,640, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	05/31/16	SSG	$1,556,816	$1,579,285	$(22,469)
GBP	Sell	05/31/16	CBK	5,335,500	5,361,366	(25,866)

Total						$(48,335)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

103

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

104

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Corporate Bonds	$36,848,807	$—	$36,848,807	$—
Senior Floating Rate Interests	239,777,739	—	239,777,739	—
Common Stocks
Media	518,640	—	—	518,640
Short-Term Investments	20,947,845	20,947,845	—	—

Total	$298,093,031	$20,947,845	$276,626,546	$518,640

Liabilities
Foreign Currency Contracts(2)	$(48,335)	$—	$(48,335)	$—

Total	$(48,335)	$—	$(48,335)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Total
Beginning balance	$1,455,650	$1,455,650
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	(937,010)	(937,010)
Transfers into Level 3 (1)	—	—
Transfers out of Level 3 (1)	—	—

Ending balance	$518,640	$518,640

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $(937,010).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

105

The Hartford High Yield Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
$	920,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $915,920)	$—

CORPORATE BONDS - 91.4%
		Advertising - 0.1%
	150,000	Lamar Media Corp. 5.75%, 02/01/2026(2)	$158,625

		Airlines - 0.1%
	305,000	AircastleLtd. 5.00%, 04/01/2023	310,539

		Auto Parts & Equipment - 0.2%
	640,000	ZF North America Capital, Inc. 4.75%, 04/29/2025(2)	648,800

		Chemicals - 0.2%
		Chemours Co.
	510,000	6.63%, 05/15/2023(2)	446,250
	190,000	7.00%, 05/15/2025(2)	164,825

			611,075

		Commercial Banks - 5.6%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	1,600,000	7.00%, 02/19/2019(4)(5)(6)	1,685,513
$	1,600,000	9.00%, 05/09/2018(4)(5)(6)	1,653,200
	1,625,000	Barclays plc 8.25%, 12/15/2018(4)(6)	1,629,118
	1,050,000	BNP Paribas S.A. 7.63%, 03/30/2021(2)(4)(6)	1,073,625
	1,699,000	CIT Group, Inc. 5.50%, 02/15/2019(2)	1,779,702
	945,000	Credit Agricole S.A. 7.88%, 01/23/2024(2)(4)(6)	907,684
	2,280,000	Credit Suisse Group AG 6.25%, 12/18/2024(4)(5)(6)	2,097,600
	775,000	HBOS Capital Funding L.P. 6.85%, 06/23/2016(4)(5)	780,038
	725,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(2)(4)(6)	670,625
	1,610,000	Radian Group, Inc. 7.00%, 03/15/2021	1,716,662
		Royal Bank of Scotland Group plc
	2,205,000	6.99%, 10/05/2017(2)(4)(6)	2,392,425
	1,200,000	7.64%, 09/30/2017(4)(6)	1,121,400
	1,130,000	Societe Generale S.A. 8.25%, 11/29/2018(4)(5)(6)	1,155,425

			18,663,017

		Commercial Services - 1.0%
	255,000	Aramark Services, Inc. 5.13%, 01/15/2024	269,663
	810,000	Clean Harbors, Inc. 5.13%, 06/01/2021(2)	816,075
	2,815,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	2,252,000

			3,337,738

		Construction Materials - 3.9%
	1,700,000	Builders FirstSource, Inc. 7.63%, 06/01/2021(2)	1,789,250

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Construction Materials - 3.9% - (continued)
$	1,990,000	Cemex Finance LLC 6.00%, 04/01/2024(2)	$1,982,537
	1,265,000	Cemex S.A.B. de C.V. 5.70%, 01/11/2025(2)	1,217,563
	940,000	6.13%, 05/05/2025(2)	923,550
	1,700,000	Nortek, Inc. 8.50%, 04/15/2021	1,768,000
	1,705,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,692,212
	3,460,000	Standard Industries, Inc. 5.38%, 11/15/2024(2)	3,607,050

			12,980,162

		Distribution/Wholesale - 0.5%
		American Builders & Contractors Supply Co., Inc.
	870,000	5.63%, 04/15/2021(2)	900,450
	420,000	5.75%, 12/15/2023(2)	439,950
	280,000	HD Supply, Inc. 5.75%, 04/15/2024(2)	293,650

			1,634,050

		Diversified Financial Services - 3.5%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	1,670,000	4.50%, 05/15/2021	1,724,275
	515,000	4.63%, 10/30/2020	535,600
		International Lease Finance Corp.
	2,665,000	5.88%, 04/01/2019	2,858,212
	1,335,000	5.88%, 08/15/2022	1,461,825
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,905,000	6.50%, 08/01/2018	1,857,375
	410,000	6.50%, 07/01/2021	359,775
	171,000	7.88%, 10/01/2020	164,160
	275,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(2)	281,188
		Springleaf Finance Corp.
	205,000	5.25%, 12/15/2019	194,494
	465,000	7.75%, 10/01/2021	459,187
	1,640,000	8.25%, 12/15/2020	1,691,250

			11,587,341

		Electric - 1.5%
		Dynegy, Inc.
	915,000	5.88%, 06/01/2023	828,075
	995,000	7.38%, 11/01/2022	982,841
	670,000	7.63%, 11/01/2024	654,925
		GenOn Americas Generation LLC
	1,385,000	8.50%, 10/01/2021	921,025
	1,570,000	9.13%, 05/01/2031	1,032,275
	1,460,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(2)(7)	489,100

			4,908,241

		Entertainment - 1.0%
	1,320,000	Carmike Cinemas, Inc. 6.00%, 06/15/2023(2)	1,395,900
		GLP Capital L.P. / GLP Financing II, Inc.
	75,000	4.38%, 04/15/2021	76,688
	1,280,000	5.38%, 04/15/2026	1,334,400

The accompanying notes are an integral part of these financial statements.

106

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Entertainment - 1.0% - (continued)
$	560,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(2)	$559,300

			3,366,288

		Food - 1.1%
	360,000	Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp. 5.88%, 01/15/2024(2)	380,700
	670,000	Post Holdings, Inc. 7.38%, 02/15/2022	706,013
		TreeHouse Foods, Inc.
	1,870,000	4.88%, 03/15/2022	1,933,112
	645,000	6.00%, 02/15/2024(2)	686,119

			3,705,944

		Forest Products & Paper - 0.6%
	2,715,000	Tembec Industries, Inc. 9.00%, 12/15/2019(2)	1,954,800

		Healthcare-Products - 2.1%
		Alere, Inc.
	2,175,000	6.38%, 07/01/2023(2)	2,218,500
	2,140,000	6.50%, 06/15/2020	2,118,600
	2,580,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(2)	2,618,700

			6,955,800

		Healthcare-Services - 8.5%
	2,380,000	Amsurg Corp. 5.63%, 07/15/2022	2,442,475
		Community Health Systems, Inc.
	3,760,000	6.88%, 02/01/2022	3,402,800
	2,965,000	7.13%, 07/15/2020	2,862,055
	970,000	Envision Healthcare Corp. 5.13%, 07/01/2022(2)	986,975
	2,645,000	HCA Holdings, Inc. 6.25%, 02/15/2021	2,873,792
		HCA, Inc.
	100,000	5.25%, 06/15/2026	103,875
	2,050,000	5.38%, 02/01/2025	2,096,125
	3,881,000	7.50%, 11/15/2095	3,764,570
	1,940,000	LifePoint Health, Inc. 5.88%, 12/01/2023	2,032,150
	945,000	MEDNAX, Inc. 5.25%, 12/01/2023(2)	978,075
		Tenet Healthcare Corp.
	2,565,000	4.75%, 06/01/2020	2,641,950
	2,840,000	5.00%, 03/01/2019	2,811,600
	455,000	6.75%, 06/15/2023	449,313
	750,000	8.13%, 04/01/2022	778,125

			28,223,880

		Holding Companies-Diversified - 0.1%
	346,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(2)	353,785

		Home Builders - 3.1%
		DR Horton, Inc.
	865,000	4.38%, 09/15/2022	880,137
	220,000	5.75%, 08/15/2023	240,900
		KB Home
	1,030,000	7.00%, 12/15/2021	1,050,600
	1,520,000	7.50%, 09/15/2022	1,551,768
	1,090,000	8.00%, 03/15/2020	1,177,200

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Home Builders - 3.1% - (continued)
		Lennar Corp.
$	805,000	4.75%, 04/01/2021	$838,407
	2,095,000	4.75%, 11/15/2022	2,126,425
	450,000	4.88%, 12/15/2023	456,750
	1,595,000	M/I Homes, Inc. 6.75%, 01/15/2021	1,595,000
	565,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	569,238

			10,486,425

		Household Products/Wares - 0.5%
	1,585,000	Sun Products Corp. 7.75%, 03/15/2021(2)	1,493,863

		Insurance - 0.4%
		CNO Financial Group, Inc.
	340,000	4.50%, 05/30/2020	350,200
	835,000	5.25%, 05/30/2025	859,532

			1,209,732

		Internet - 1.2%
	1,000,000	Netflix, Inc. 5.88%, 02/15/2025	1,048,000
		Zayo Group LLC / Zayo Capital, Inc.
	2,175,000	6.00%, 04/01/2023	2,234,813
	835,000	6.38%, 05/15/2025	868,400

			4,151,213

		Iron/Steel - 1.7%
		AK Steel Corp.
	640,000	7.63%, 05/15/2020	544,000
	910,000	7.63%, 10/01/2021	750,750
	1,095,000	8.38%, 04/01/2022	862,312
		ArcelorMittal
	930,000	6.50%, 03/01/2021	950,925
	685,000	7.25%, 02/25/2022	720,534
	75,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(2)	73,125
		United States Steel Corp.
	350,000	6.88%, 04/01/2021	305,375
	1,490,000	7.38%, 04/01/2020	1,404,325
	225,000	7.50%, 03/15/2022	196,313

			5,807,659

		Lodging - 0.6%
	895,000	Boyd Gaming Corp. 6.38%, 04/01/2026(2)	915,138
	1,145,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,182,212

			2,097,350

		Machinery-Diversified - 0.8%
	2,785,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	2,767,594

		Media - 12.2%
		CCO Holdings LLC / CCO Holdings Capital Corp.
	105,000	5.13%, 02/15/2023	107,625
	460,000	5.13%, 05/01/2023(2)	469,200
	495,000	5.75%, 09/01/2023	520,369
	190,000	5.75%, 01/15/2024	199,263
	1,525,000	7.38%, 06/01/2020	1,581,425

The accompanying notes are an integral part of these financial statements.

107

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Media - 12.2% - (continued)
$	1,205,000	CCO Safari II LLC 4.91%, 07/23/2025(2)	$1,299,047
	1,610,000	CCOH Safari LLC 5.75%, 02/15/2026(2)	1,662,325
	3,935,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(2)	3,708,737
	1,680,000	CSC Holdings LLC 5.25%, 06/01/2024	1,528,800
		DISH DBS Corp.
	1,250,000	5.00%, 03/15/2023	1,143,750
	2,500,000	6.75%, 06/01/2021	2,575,525
	2,162,000	7.88%, 09/01/2019	2,383,605
	895,000	Gray Television, Inc. 7.50%, 10/01/2020	937,512
	2,480,000	Liberty Interactive LLC 8.25%, 02/01/2030	2,573,000
	1,980,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(2)(4)	2,049,300
		Neptune Finco Corp.
	600,000	10.13%, 01/15/2023(2)	658,500
	705,000	10.88%, 10/15/2025(2)	784,313
	2,330,000	Numericable-SFR S.A. 7.38%, 05/01/2026(2)	2,364,950
	925,000	Quebecor Media, Inc. 5.75%, 01/15/2023	957,375
	1,005,000	Sinclair Television Group, Inc. 5.88%, 03/15/2026(2)	1,040,175
		TEGNA, Inc.
	2,820,000	4.88%, 09/15/2021(2)	2,876,400
	1,250,000	5.13%, 10/15/2019	1,293,750
	270,000	5.50%, 09/15/2024(2)	278,775
	800,000	6.38%, 10/15/2023	864,000
	3,265,000	Tribune Media Co. 5.88%, 07/15/2022	3,248,675
	2,330,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(2)	2,414,462
	990,000	Videotron Ltd. 5.00%, 07/15/2022	1,027,125

			40,547,983

		Mining - 1.0%
		Anglo American Capital plc
	250,000	4.13%, 04/15/2021(2)	230,232
	200,000	4.13%, 09/27/2022(2)	181,000
	1,120,000	4.88%, 05/14/2025(2)	1,022,336
	376,000	9.38%, 04/08/2019(2)	411,720
	1,315,000	Constellium N.V. 7.88%, 04/01/2021(2)	1,354,450
	190,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(2)	194,513
	70,000	New Gold, Inc. 6.25%, 11/15/2022(2)	64,400

			3,458,651

		Office/Business Equipment - 1.3%
		CDW LLC / CDW Finance Corp.
	405,000	5.00%, 09/01/2023	414,769
	560,000	5.50%, 12/01/2024	589,400
	3,050,000	6.00%, 08/15/2022	3,265,421

			4,269,590

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Oil & Gas - 9.5%
		Anadarko Petroleum Corp.
$	1,020,000	4.50%, 07/15/2044	$879,448
	125,000	4.85%, 03/15/2021	130,385
	85,000	5.55%, 03/15/2026	91,109
	140,000	6.60%, 03/15/2046	158,457
		Antero Resources Corp.
	470,000	5.38%, 11/01/2021	454,725
	575,000	5.63%, 06/01/2023	557,750
	1,385,000	6.00%, 12/01/2020	1,387,895
	1,935,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(2)	1,712,475
	1,705,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	669,213
	2,510,000	California Resources Corp. 8.00%, 12/15/2022(2)	1,725,625
		Concho Resources, Inc.
	1,740,000	5.50%, 10/01/2022	1,755,225
	460,000	5.50%, 04/01/2023	463,450
		Continental Resources, Inc.
	500,000	3.80%, 06/01/2024	426,250
	250,000	4.50%, 04/15/2023	223,281
	1,935,000	4.90%, 06/01/2044	1,557,675
	955,000	5.00%, 09/15/2022	891,731
	2,460,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	2,622,975
	915,000	Energen Corp. 4.63%, 09/01/2021	850,950
		Laredo Petroleum, Inc.
	1,080,000	5.63%, 01/15/2022	993,600
	1,185,000	6.25%, 03/15/2023	1,105,012
	445,000	7.38%, 05/01/2022	436,100
	375,000	Matador Resources Co. 6.88%, 04/15/2023	376,875
		MEG Energy Corp.
	610,000	6.38%, 01/30/2023(2)	464,747
	1,935,000	7.00%, 03/31/2024(2)	1,518,975
		QEP Resources, Inc.
	2,135,000	5.25%, 05/01/2023	2,006,900
	200,000	5.38%, 10/01/2022	189,500
	235,000	6.80%, 03/01/2020	219,725
		Rice Energy, Inc.
	660,000	6.25%, 05/01/2022	653,400
	500,000	7.25%, 05/01/2023	505,000
	1,040,000	RSP Permian, Inc. 6.63%, 10/01/2022	1,073,800
		SM Energy Co.
	195,000	5.00%, 01/15/2024	162,338
	15,000	5.63%, 06/01/2025	12,600
	170,000	6.13%, 11/15/2022	153,850
	115,000	6.50%, 11/15/2021	106,950
		Tullow Oil plc
	1,650,000	6.00%, 11/01/2020(2)	1,320,000
	1,340,000	6.25%, 04/15/2022(2)	1,072,000
		WPX Energy, Inc.
	1,920,000	5.25%, 09/15/2024	1,616,640
	1,410,000	6.00%, 01/15/2022	1,269,000

			31,815,631

The accompanying notes are an integral part of these financial statements.

108

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Packaging & Containers - 3.8%
$	1,138,706	Ardagh Finance Holdings S.A. 8.63%, 06/15/2019(2)(8)	$1,172,867
		Ardagh Packaging Finance plc
	685,000	6.00%, 06/30/2021(2)	674,725
	625,000	6.75%, 01/31/2021(2)	626,562
	571,000	7.25%, 05/15/2024(2)	571,000
	1,457,000	9.13%, 10/15/2020(2)	1,533,492
		Ball Corp.
EUR	315,000	3.50%, 12/15/2020	387,743
	415,000	4.38%, 12/15/2023	516,776
$	1,865,000	Berry Plastics Corp. 6.00%, 10/15/2022(2)	1,948,925
	225,000	Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II Is 6.00%, 06/15/2017(2)	224,438
		Owens-Brockway Glass Container, Inc.
	1,895,000	5.88%, 08/15/2023(2)	2,037,125
	2,595,000	6.38%, 08/15/2025(2)	2,796,112
	210,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 8.25%, 02/15/2021	217,350

			12,707,115

		Pharmaceuticals - 3.6%
		Endo Finance LLC
	540,000	6.00%, 07/15/2023(2)	529,875
	2,985,000	6.00%, 02/01/2025(2)	2,850,675
	1,692,000	PRA Holdings, Inc. 9.50%, 10/01/2023(2)	1,861,200
	2,055,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(2)	2,103,806
		Valeant Pharmaceuticals International, Inc.
	1,155,000	5.50%, 03/01/2023(2)	981,750
	3,210,000	5.88%, 05/15/2023(2)	2,688,375
	360,000	6.13%, 04/15/2025(2)	300,737
	715,000	Vizient, Inc. 10.38%, 03/01/2024(2)	772,200

			12,088,618

		Pipelines - 1.4%
		Energy Transfer Equity L.P.
	2,230,000	5.50%, 06/01/2027	1,913,942
	1,592,000	7.50%, 10/15/2020	1,603,940
	1,070,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024(2)	1,088,725

			4,606,607

		REITS - 0.4%
	1,095,000	Equinix, Inc. 5.88%, 01/15/2026	1,158,641

		Retail - 2.6%
	1,905,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,714,500
	1,455,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(2)(8)	698,400
	1,960,000	L Brands, Inc. 6.88%, 11/01/2035	2,156,000
	2,480,000	Michaels Stores, Inc. 5.88%, 12/15/2020(2)	2,597,800

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Retail - 2.6% - (continued)
$	1,305,000	Party City Holdings, Inc. 6.13%, 08/15/2023(2)	$1,364,117

			8,530,817

		Semiconductors - 2.5%
	2,350,000	Entegris, Inc. 6.00%, 04/01/2022(2)	2,420,500
	3,575,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(2)	3,789,500
		Sensata Technologies B.V.
	1,495,000	5.00%, 10/01/2025(2)	1,502,475
	685,000	5.63%, 11/01/2024(2)	715,825

			8,428,300

		Shipbuilding - 0.1%
	430,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(2)	452,038

		Software - 5.7%
		Activision Blizzard, Inc.
	3,362,000	5.63%, 09/15/2021(2)	3,538,505
	1,465,000	6.13%, 09/15/2023(2)	1,595,019
		Change Healthcare Holdings, Inc.
	1,035,000	6.00%, 02/15/2021(2)	1,045,350
	1,625,000	11.00%, 12/31/2019	1,729,609
		First Data Corp.
	2,485,000	5.38%, 08/15/2023(2)	2,568,869
	3,240,000	5.75%, 01/15/2024(2)	3,288,600
	1,795,000	7.00%, 12/01/2023(2)	1,844,362
	789,000	Infor Software Parent LLC 7.13%, 05/01/2021(2)(8)	664,733
	2,205,000	Infor US, Inc. 6.50%, 05/15/2022	2,035,237
		MSCI, Inc.
	180,000	5.25%, 11/15/2024(2)	188,100
	580,000	5.75%, 08/15/2025(2)	616,975

			19,115,359

		Telecommunications - 9.0%
		Alcatel-Lucent USA, Inc.
	3,070,000	6.45%, 03/15/2029	3,284,900
	660,000	6.50%, 01/15/2028	689,700
		Altice Financing S.A.
	235,000	6.50%, 01/15/2022(2)	237,350
	530,000	6.63%, 02/15/2023(2)	524,064
	2,900,000	7.50%, 05/15/2026(2)	2,913,485
		Frontier Communications Corp.
	765,000	10.50%, 09/15/2022(2)	787,086
	1,865,000	11.00%, 09/15/2025(2)	1,883,650
		Level 3 Financing, Inc.
	1,110,000	5.25%, 03/15/2026(2)	1,126,650
	1,880,000	5.38%, 08/15/2022	1,922,300
	1,620,000	SoftBank Group Corp. 4.50%, 04/15/2020(2)	1,637,334
		Sprint Communications, Inc.
	2,480,000	7.00%, 03/01/2020(2)	2,545,100
	1,533,000	9.00%, 11/15/2018(2)	1,621,147
		Sprint Corp.
	1,815,000	7.25%, 09/15/2021	1,465,612
	1,680,000	7.88%, 09/15/2023	1,310,400
	1,390,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	688,050

The accompanying notes are an integral part of these financial statements.

109

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 91.4% - (continued)
		Telecommunications - 9.0% - (continued)
		T-Mobile USA, Inc.
$	2,775,000	6.63%, 11/15/2020	$2,872,125
	930,000	6.63%, 04/28/2021	979,988
EUR	3,075,000	Wind Acquisition Finance S.A. 4.00%, 07/15/2020(2)	3,437,406

			29,926,347

		Total Corporate Bonds (cost $309,413,397)	$304,519,618

SENIOR FLOATING RATE INTERESTS - 1.5%(9)
		Commercial Services - 0.1%
$	455,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	$456,706

		Electric - 0.3%
	3,200,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(1)(7)	1,082,016

		Healthcare-Services - 0.2%
	565,000	Vizient, Inc. 6.25%, 02/13/2023	569,944

		Insurance - 0.1%
	485,000	Asurion LLC 8.50%, 03/03/2021	464,906

		Internet - 0.1%
	172,813	Match Group Inc. 5.50%, 11/16/2022	173,604

		Machinery-Diversified - 0.3%
	1,013,060	Gardner Denver, Inc. 4.25%, 07/30/2020	944,912

		Media - 0.2%
	770,000	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	768,075

		Semiconductors - 0.2%
	468,825	NXP B.V. 3.75%, 12/07/2020	469,997

		Total Senior Floating Rate Interests (cost $6,227,614)	$4,930,160

CONVERTIBLE BONDS - 0.7%
		Home Builders - 0.3%
	873,000	M/I Homes, Inc. 3.00%, 03/01/2018	$851,721

		Insurance - 0.2%
	670,000	MGIC Investment Corp. 2.00%, 04/01/2020	813,212

		Oil & Gas - 0.2%
	1,645,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	827,641

		Total Convertible Bonds (cost $3,457,422)	$2,492,574

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.2%
	Energy - 0.2%
104,555,002	KCA Deutag*(2)(3)(10)	$786,044

	Total Common Stocks (cost $1,416,929)	$786,044

	Total Long-Term Investments (cost $321,431,282)	$312,728,396

SHORT-TERM INVESTMENTS - 5.2%
	Other Investment Pools & Funds - 5.2%
17,354,580	Fidelity Money Market Class 1	$17,354,580

	Total Short-Term Investments (cost $17,354,580)	$17,354,580

Total Investments (cost $338,785,862)^	99.0%	$330,082,976
Other Assets and Liabilities	1.0%	3,172,457

Total Net Assets	100.0%	$333,255,433

The accompanying notes are an integral part of these financial statements.

110

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$7,721,428
Unrealized Depreciation	(16,424,314)

Net Unrealized Depreciation	$(8,702,886)

*	Non-income producing.

(1)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $137,629,634, which represents 41.3% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $786,044, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $7,371,776, which represents 2.2% of total net assets.

(6)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(7)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(8)	This security may pay interest in additional principal instead of cash.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(10)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
03/2011	104,555,002	KCA Deutag	$1,416,929

At April 30, 2016, the aggregate value of these securities was $786,044, which represents 0.2% of total net assets.

The accompanying notes are an integral part of these financial statements.

111

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount(a)	(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD 11,950,000	5.00%	06/20/21	$189,069	$384,364	$195,295

Total				$189,069	$384,364	$195,295

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	05/31/16	SSG	$6,070,227	$6,157,836	$(87,609)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

112

The Hartford High Yield Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds	304,519,618	—	304,519,618	—
Senior Floating Rate Interests	4,930,160	—	4,930,160	—
Convertible Bonds	2,492,574	—	2,492,574	—
Common Stocks
Energy	786,044	—	—	786,044
Short-Term Investments	17,354,580	17,354,580	—	—
Swaps - Credit Default(2)	195,295	—	195,295	—

Total	$330,278,271	$17,354,580	$312,137,647	$786,044

Liabilities
Foreign Currency Contracts(2)	$(87,609)	$—	$(87,609)	$—

Total	$(87,609)	$—	$(87,609)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Total
Beginning balance	$0	$485,135	$485,135
Purchases	—	—
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	—	300,909	300,909
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$0	$786,044	$786,044

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $300,909.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

113

The Hartford Inflation Plus Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.5%
		Asset-Backed - Finance & Insurance - 0.2%
$	1,360,000	HSI Asset Securitization Corp. Trust 0.71%, 02/25/2036(1)	$1,185,370

		Asset-Backed - Home Equity - 0.1%
	850,005	GSAA Home Equity Trust 5.99%, 06/25/2036(1)	418,355
	764,961	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(2)	442,839

			861,194

		Whole Loan Collateral CMO - 3.2%
	1,653,493	Adjustable Rate Mortgage Trust 0.71%, 11/25/2035(1)	1,492,099
	370,768	Banc of America Alternative Loan Trust 6.23%, 10/25/2036(2)	228,477
	1,562,411	Banc of America Funding Trust 6.05%, 10/25/2036(2)	1,269,214
	565,251	Bear Stearns Adjustable Rate Mortgage Trust 2.66%, 10/25/2035(1)	543,481
	954,196	Chase Mortgage Finance Trust 2.67%, 12/25/2035(1)	864,718
		Connecticut Avenue Securities
	643,000	3.44%, 07/25/2024(1)	608,739
	616,000	4.44%, 05/25/2025(1)	611,774
	593,000	4.74%, 02/25/2025(1)	596,556
	585,000	4.84%, 01/25/2024(1)	596,223
	582,000	5.34%, 11/25/2024(1)	601,107
	591,000	5.44%, 07/25/2025(1)	608,071
	562,000	5.69%, 10/25/2023(1)	598,294
	614,734	Deutsche Alt-A Securities Mortgage Loan Trust 0.59%, 12/25/2036(1)	499,741
	1,045,334	GSR Mortgage Loan Trust 2.85%, 10/25/2035(1)	917,961
		HarborView Mortgage Loan Trust
	742,581	0.63%, 01/19/2038(1)	590,542
	746,321	1.44%, 10/25/2037(1)	633,160
	3,287,592	IndyMac Index Mortgage Loan Trust 0.73%, 01/25/2036(1)	2,086,478
	1,590,643	JP Morgan Mortgage Trust 2.78%, 01/25/2037(1)	1,396,743
	700,469	Luminent Mortgage Trust 0.64%, 10/25/2046(1)	590,754
	1,486,783	MASTR Adjustable Rate Mortgages Trust 0.68%, 05/25/2037(1)	918,287
	146,108	Residential Asset Securitization Trust 0.89%, 03/25/2035(1)	112,935
		Residential Funding Mortgage Securities, Inc.
	358,662	3.41%, 02/25/2036(1)	322,567
	654,337	6.00%, 07/25/2037	587,491
	905,113	Structured Adjustable Rate Mortgage Loan Trust 2.85%, 06/25/2035(1)	787,021
		WaMu Mortgage Pass-Through Certificates Trust
	853,209	0.86%, 06/25/2044(1)	758,070
	1,423,971	1.38%, 08/25/2046(1)	1,163,879

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.5% - (continued)
		Whole Loan Collateral CMO - 3.2% - (continued)
		Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
	$296,238	0.53%, 02/25/2037(1)	$188,151
	1,062,811	1.21%, 11/25/2046(1)	725,785

			20,898,318

		Total Asset & Commercial Mortgage Backed Securities (cost $23,712,750)	$22,944,882

FOREIGN GOVERNMENT OBLIGATIONS - 3.2%
		Brazil - 1.5%
		Brazil Notas do Tesouro Nacional
BRL	10,448,709	6.00%, 08/15/2016(3)	$3,008,322
	23,178,957	6.00%, 05/15/2017(3)	6,716,781

			9,725,103

		Colombia - 0.6%
		Colombian TES
COP	4,786,296,480	3.50%, 03/10/2021(3)	1,687,456
	4,679,459,505	4.75%, 02/23/2023(3)	1,754,790

			3,442,246

		Mexico - 0.6%
MXN	70,371,865	Mexican Udibonos 5.00%, 06/16/2016(3)	4,073,803

		Turkey - 0.2%
TRY	3,828,689	Turkey Government Bond 2.50%, 05/04/2016(3)	1,364,945

		Uruguay - 0.3%
UYU	68,741,147	Uruguay Government International Bond 4.25%, 04/05/2027(3)	2,005,329

		Total Foreign Government Obligations (cost $21,135,851)	$20,611,426

SENIOR FLOATING RATE INTERESTS - 4.8%(4)
		Aerospace/Defense - 0.1%
$	506,618	BE Aerospace, Inc. 4.00%, 12/16/2021	$509,258

		Airlines - 0.2%
	330,000	American Airlines, Inc. 0.00%, 04/28/2023(5)	328,185
	995,000	Delta Air Lines, Inc. 3.25%, 08/24/2022	993,527

			1,321,712

		Auto Manufacturers - 0.1%
	841,416	Chrysler Group LLC 3.50%, 05/24/2017	841,626

		Auto Parts & Equipment - 0.1%
	640,000	Goodyear Tire and Rubber Co. 3.75%, 04/30/2019	639,731

		Biotechnology - 0.2%
	1,270,289	RPI Finance Trust 3.25%, 11/09/2018	1,269,971

The accompanying notes are an integral part of these financial statements.

114

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.8%(4) - (continued)
		Chemicals - 0.1%
$	125,000	Huntsman International LLC 4.25%, 04/01/2023	$125,704
	569,185	Ineos U.S. Finance LLC 3.75%, 05/04/2018	567,659

			693,363

		Commercial Services - 0.1%
	150,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	150,562
	175,000	TransUnion LLC 3.50%, 04/09/2021	174,169

			324,731

		Diversified Financial Services - 0.1%
	685,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	687,226

		Electric - 0.2%
	1,182,125	Calpine Corp. 4.00%, 10/09/2019	1,182,421

		Energy-Alternate Sources - 0.1%
	846,286	MEG Energy Corp. 3.75%, 03/31/2020	756,013

		Food - 0.1%
	264,338	Albertsons LLC 5.50%, 12/21/2022	265,109
	110,952	B&G Foods, Inc. 3.76%, 11/02/2022	111,507
	334,163	JBS USA LLC 4.00%, 10/30/2022	333,745

			710,361

		Healthcare-Services - 0.7%
	209,475	Acadia Healthcare Company, Inc. 4.50%, 02/16/2023	210,849
		Community Health Systems, Inc.
	110,434	3.75%, 12/31/2019	108,738
	203,196	4.00%, 01/27/2021	200,101
	1,950,000	HCA, Inc. 3.38%, 05/01/2018	1,956,260
	1,462,045	IMS Health, Inc. 3.50%, 03/17/2021	1,461,518
	322,159	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	320,468
	205,000	Vizient, Inc. 6.25%, 02/13/2023	206,794

			4,464,728

		Household Products/Wares - 0.0%
	290,000	Galleria Co. 3.75%, 01/26/2023	290,183

		Insurance - 0.1%
	722,308	Asurion LLC 5.00%, 05/24/2019	719,599

		Media - 0.2%
	300,000	Charter Communications Operating LLC 3.50%, 01/24/2023	301,179
	460,000	Neptune Finco Corp. 5.00%, 10/09/2022	461,440
	673,321	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	671,638

			1,434,257

Shares or Principal Amount		Market Value†
SENIOR FLOATING RATE INTERESTS - 4.8%(4) - (continued)
	Mining - 0.1%
$429,917	Minerals Technologies, Inc. 3.75%, 05/09/2021	$428,842

	Oil & Gas - 0.2%
1,200,250	Energy Transfer Equity L.P. 3.25%, 12/02/2019	1,125,066

	Packaging & Containers - 0.3%
499,352	Berry Plastics Holding Corp. 3.50%, 02/08/2020	498,873
197,500	Owens-Illinois, Inc. 3.50%, 09/01/2022	197,664
1,050,803	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	1,052,778

		1,749,315

	Pharmaceuticals - 0.2%
403,988	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	402,473
857,500	Grifols Worldwide Operations USA, Inc. 3.44%, 02/27/2021	858,074

		1,260,547

	Real Estate - 0.0%
265,000	MGM Growth Properties LLC 4.00%, 04/25/2023	266,381

	Retail - 0.1%
145,000	Coty, Inc. 3.75%, 10/27/2022	145,907
322,412	Michaels Stores, Inc. 4.00%, 01/28/2020	323,540

		469,447

	Semiconductors - 0.1%
485,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	485,087
324,188	NXP B.V. 3.75%, 12/07/2020	324,998
215,000	ON Semiconductor Corp. 5.25%, 03/31/2023	215,852

		1,025,937

	Software - 0.8%
	First Data Corp.
975,000	4.19%, 07/08/2022	975,244
500,000	4.44%, 03/24/2021	501,040
120,000	Global Payments, Inc. 3.94%, 04/22/2023	120,930
768,502	Infor US, Inc. 3.75%, 06/03/2020	749,612
1,002,188	Kronos, Inc. 4.50%, 10/30/2019	999,262
1,693,627	Magic Newco LLC 5.00%, 12/12/2018	1,695,745
	SS&C Technologies, Inc.
253,393	4.01%, 07/08/2022	254,026
34,965	4.02%, 07/08/2022	35,052

		5,330,911

	Telecommunications - 0.6%
630,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	630,113

The accompanying notes are an integral part of these financial statements.

115

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.8%(4) - (continued)
		Telecommunications - 0.6% - (continued)
$	274,313	T-Mobile USA, Inc. 3.50%, 11/09/2022	$275,857
	1,002,562	Telesat Canada 3.50%, 03/28/2019	1,000,887
	993,851	Univision Communications, Inc. 4.00%, 03/01/2020	992,251
		Ziggo Financing Partnership
	323,330	3.60%, 01/15/2022	322,037
	196,596	3.65%, 01/15/2022	195,810
	305,074	3.65%, 01/15/2022	303,854

			3,720,809

		Total Senior Floating Rate Interests (cost $31,267,869)	$31,222,435

U.S. GOVERNMENT AGENCIES - 1.2%
		FHLMC - 1.2%
	2,352,000	3.04%, 12/25/2027(1)	$2,367,494
	2,170,000	3.29%, 04/25/2028(1)	2,209,383
	512,000	4.04%, 04/25/2024(1)	499,786
	603,000	4.44%, 08/25/2024(1)	594,702
	591,000	4.68%, 11/25/2023(1)	600,207
	583,000	4.94%, 02/25/2024(1)	599,740
	584,000	4.99%, 10/25/2024(1)	601,688

			7,473,000

		FNMA - 0.0%
	1,308	FNMA 10.50%, 12/01/2018	1,315

		Total U.S. Government Agencies (cost $7,462,982)	$7,474,315

U.S. GOVERNMENT SECURITIES - 84.4%
		U.S. Treasury Securities - 84.4%
		U.S. Treasury Bonds - 9.5%
	561,471	2.00%, 01/15/2026(3)	$659,809
	26,949,865	2.38%, 01/15/2025(3)	32,189,997
	22,550,827	2.50%, 01/15/2029(3)	28,441,058

			61,290,864

		U.S. Treasury Notes - 74.9%
	46,388,187	0.13%, 04/15/2018(3)	47,167,973
	21,279,836	0.13%, 04/15/2019(3)	21,737,289
	3,543,715	0.13%, 04/15/2020(3)	3,618,374
	38,387,522	0.13%, 01/15/2022(3)(6)(7)	39,017,806
	41,747,215	0.13%, 07/15/2022(3)	42,542,457
	41,432,919	0.13%, 01/15/2023(3)	41,873,144
	46,293,242	0.13%, 07/15/2024(3)	46,662,754
	47,794,254	0.38%, 07/15/2023(3)	49,346,945
	50,623,292	0.63%, 07/15/2021(3)	53,177,541
	58,892,132	0.63%, 01/15/2024(3)	61,563,008
	19,641,171	1.13%, 01/15/2021(3)	20,988,948
	27,752,390	1.38%, 07/15/2018(3)	29,231,786

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 84.4% - (continued)
		U.S. Treasury Notes - 74.9% - (continued)
$	15,087,290	1.38%, 01/15/2020(3)	$16,128,071
	11,043,500	2.13%, 01/15/2019(3)	11,897,218

			484,953,314

		Total U.S. Government Securities (cost $533,167,402)	$546,244,178

		Total Long-Term Investments (cost $616,746,854)	$628,497,236

SHORT-TERM INVESTMENTS - 3.2%
		Other Investment Pools & Funds - 3.2%
	20,863,191	Fidelity Money Market Class 1	$20,863,191

		Total Short-Term Investments (cost $20,863,191)	$20,863,191

Total Investments (cost $637,610,045)^	100.3%	$649,360,427
Other Assets and Liabilities	(0.3)%	(1,976,766)

Total Net Assets	100.0%	$647,383,661

The accompanying notes are an integral part of these financial statements.

116

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.
The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$14,111,308
Unrealized Depreciation	(2,360,926)

Net Unrealized Appreciation	$11,750,382

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(2)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(3)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(4)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(5)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(6)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	182	06/21/2016	$23,674,539	$23,671,375	$(3,164)
U.S. Treasury 2-Year Note Future	196	06/30/2016	42,826,936	42,850,500	23,564
U.S. Treasury 5-Year Note Future	159	06/30/2016	19,182,124	19,225,336	43,212

Total					$63,612

Total futures contracts					$63,612

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Sell protection:
CMBX.NA.AAA.6	MSC	USD	11,429,000	0.50%	05/11/63	$—	$(373,247)	$(176,188)	$197,059
CMBX.NA.AAA.6	UBS	USD	1,660,000	0.50%	05/11/63	—	(53,936)	(25,590)	28,346
CMBX.NA.AAA.6	CSI	USD	980,000	0.50%	05/11/63	—	(36,360)	(15,108)	21,252
CMBX.NA.AAA.6	MSC	USD	955,000	0.50%	05/11/63	—	(32,185)	(14,722)	17,463
CMBX.NA.AAA.6	DEUT	USD	930,000	0.50%	05/11/63	—	(31,755)	(14,337)	17,418
CMBX.NA.AAA.6	MSC	USD	795,000	0.50%	05/11/63	—	(27,145)	(12,255)	14,890
CMBX.NA.AAA.6	GSC	USD	590,000	0.50%	05/11/63	—	(19,711)	(9,096)	10,615
CMBX.NA.AAA.6	GSC	USD	555,000	0.50%	05/11/63	—	(18,939)	(8,556)	10,383
CMBX.NA.AAA.7	CBK	USD	8,900,000	0.50%	01/17/47	—	(231,648)	(236,483)	(4,835)

Total						$—	$(824,926)	$(512,335)	$312,591

Total traded indices						$—	$(824,926)	$(512,335)	$312,591

Total OTC contracts						$—	$(824,926)	$(512,335)	$312,591

The accompanying notes are an integral part of these financial statements.

117

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.41% Fixed	CPURNSA	USD	16,050,000	01/15/18	$—	$—	$(156,143)	$(156,143)
BOA	1.90% Fixed	CPURNSA	USD	27,522,000	07/15/24	—	—	63,691	63,691
DEUT	1.44% Fixed	CPURNSA	USD	16,190,000	09/11/20	—	—	77,857	77,857
JPM	1.81% Fixed	CPURNSA	USD	9,605,000	09/11/25	—	—	(17,929)	(17,929)
MSC	1.81% Fixed	CPURNSA	USD	10,385,000	09/23/25	—	—	(19,740)	(19,740)

Total						$—	$—	$(52,264)	$(52,264)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/16	HSBC	$1,607,718	$1,580,269	$(27,449)
AUD	Buy	05/31/16	NAB	1,610,315	1,581,788	(28,527)
AUD	Buy	05/31/16	GSC	3,222,297	3,163,577	(58,720)
BRL	Sell	07/05/16	BOA	9,161,491	9,655,546	(494,055)
CAD	Buy	05/31/16	SSG	7,859,645	7,915,102	55,457
CHF	Sell	05/31/16	JPM	6,690,533	6,800,130	(109,597)
COP	Sell	06/15/16	SSG	2,960,265	3,318,601	(358,336)
EUR	Sell	05/31/16	SSG	9,302,485	9,436,744	(134,259)
GBP	Sell	05/31/16	CBK	2,607,400	2,620,040	(12,640)
JPY	Sell	05/31/16	TDB	9,136,872	9,560,238	(423,366)
MXN	Sell	06/16/16	BOA	4,051,503	4,132,698	(81,195)
RUB	Buy	06/15/16	CSFB	1,664,629	1,693,946	29,317
RUB	Sell	06/15/16	CBK	1,539,337	1,693,946	(154,609)
TRY	Buy	06/15/16	BOA	3,741,093	3,890,159	149,066
TRY	Sell	06/15/16	JPM	4,993,118	5,248,273	(255,155)
UYU	Sell	06/30/16	HSBC	1,919,936	1,919,936	—

Total						$(1,904,068)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

118

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso

Index Abbreviations:
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

119

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$22,944,882	$—	$22,944,882	$—
Foreign Government Obligations	20,611,426	—	20,611,426	—
Senior Floating Rate Interests	31,222,435	—	31,222,435	—
U.S. Government Agencies	7,474,315	—	7,474,315	—
U.S. Government Securities	546,244,178	—	546,244,178	—
Short-Term Investments	20,863,191	20,863,191	—	—
Foreign Currency Contracts(2)	233,840	—	233,840	—
Futures Contracts(2)	66,776	66,776	—	—
Swaps - Credit Default(2)	317,426	—	317,426	—
Swaps - Interest Rate(2)	141,548	—	141,548	—

Total	$650,120,017	$20,929,967	$629,190,050	$—

Liabilities
Foreign Currency Contracts(2)	$(2,137,908)	$—	$(2,137,908)	$—
Futures Contracts(2)	(3,164)	(3,164)	—	—
Swaps - Credit Default(2)	(4,835)	—	(4,835)	—
Swaps - Interest Rate(2)	(193,812)	—	(193,812)	—

Total	$(2,339,719)	$(3,164)	$(2,336,555)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note: For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

120

Hartford Municipal Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.6%
		Alabama - 1.2%
$	145,000	Alabama 21st Century Auth Rev 5.00%, 06/01/2021	$168,552

		Alaska - 0.9%
	100,000	CIVICVentures, AK, Rev 5.00%, 09/01/2023	120,042

		Arizona - 1.8%
	200,000	Salt Verde Financial Corp. Rev 5.00%, 12/01/2037	248,638

		California - 6.9%
	250,000	Abag Finance Authority for Nonprofit Corps. Rev 6.00%, 08/01/2030	305,087
	100,000	California County, CA, Tobacco Securitization Agency 5.00%, 06/01/2020	112,602
	250,000	California Health Facilities Financing Auth Rev 5.88%, 07/01/2025	289,658
	45,000	Elk Grove Finance Auth Special Tax 5.00%, 09/01/2032	52,993
	100,000	Orange County Community Facs Dist Special Tax 5.00%, 08/15/2023	120,079
	100,000	San Joaquin Hills Transportation Corridor Agency 0.00%, 01/15/2025	76,526

			956,945

		Colorado - 1.9%
	110,000	Colorado Health Facilities Auth Rev 2.00%, 09/01/2018	111,377
	25,000	E-470 Public Highway Auth Rev 5.00%, 09/01/2019	28,044
	100,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2023	117,681

			257,102

		Connecticut - 3.4%
	50,000	City of Hartford, CT, GO 5.00%, 07/01/2027	60,447
	100,000	Connecticut State Health & Educational Fac. Auth. 3.25%, 09/01/2021	100,633
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2025	303,317

			464,397

		Florida - 4.7%
	265,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	305,396
		County of Lee, FL, Airport Rev
	125,000	5.00%, 10/01/2032	147,604
	100,000	5.00%, 10/01/2033	117,451
		County of Miami-Dade, FL, Aviation Rev
	15,000	5.00%, 10/01/2029	17,822
	15,000	5.00%, 10/01/2031	17,631
	20,000	5.00%, 10/01/2032	23,418
	20,000	5.00%, 10/01/2033	23,311

			652,633

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.6% - (continued)
		Georgia - 0.5%
$	70,000	Burke County, GA, Development Auth Rev 2.35%, 10/01/2032(1)	$72,132

		Idaho - 1.9%
	250,000	Idaho Housing & Finance Association Rev 5.00%, 07/15/2017	262,452

		Illinois - 22.3%
	250,000	Chicago Midway International Airport Rev 5.00%, 01/01/2041	276,050
	100,000	Chicago O’Hare International Airport Rev 5.00%, 01/01/2029	119,955
	250,000	Chicago, IL, Park Dist, GO 5.00%, 01/01/2020	269,247
		Chicago, IL, Transit Auth Rev
	75,000	5.00%, 06/01/2020	83,949
	160,000	5.25%, 12/01/2024	182,941
	250,000	City of Chicago, IL, GO 5.00%, 01/01/2026	249,792
	105,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2018	113,338
		County of Cook, IL, GO
	120,000	5.00%, 11/15/2024	120,343
	105,000	5.00%, 11/15/2028	112,408
		Illinois Finance Auth Rev
	15,000	5.00%, 07/01/2018	16,328
	150,000	5.00%, 11/15/2030	178,941
	245,000	5.00%, 08/15/2035	277,632
	150,000	5.00%, 10/01/2041	173,882
	100,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 5.00%, 01/01/2023	119,646
	150,000	Kendall Kane & Will County, IL, USD GO 5.00%, 02/01/2024	181,523
	125,000	Metropolitan Pier & Exposition Auth Rev 0.00%, 06/15/2020	114,240
		State of Illinois, GO
	100,000	5.00%, 07/01/2017	104,144
	250,000	5.00%, 05/01/2029	271,947
	90,000	University of Illinois, IL, Auxiliary Facs, Rev 5.00%, 04/01/2024	106,574

			3,072,880

		Louisiana - 3.4%
	40,000	Louisiana Public Facilities Auth Rev 6.38%, 05/15/2031	48,059
	200,000	Louisiana State Citizens Property Insurance Corp. Rev 5.00%, 06/01/2020	200,686
	100,000	Louisiana State Local Gov’t Environmental Facs & Community DA Rev 6.00%, 11/15/2030	103,969
	100,000	Louisiana State Public Facilities Auth Rev 5.00%, 05/15/2035	112,020

			464,734

		Michigan - 2.0%
		Michigan Finance Auth
	100,000	5.00%, 07/01/2035	115,130
	100,000	5.00%, 05/15/2038	113,098
	35,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	41,654

			269,882

The accompanying notes are an integral part of these financial statements.

121

Hartford Municipal Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.6% - (continued)
		Minnesota - 1.2%
$	100,000	City of Rochester, MN, Healthcare & Housing Rev Fac 4.00%, 12/01/2019	$105,273
	50,000	Saint Paul, MN, Housing & Redev Auth Healthcare Rev 5.25%, 11/15/2028	56,849

			162,122

		Nebraska - 0.9%
	100,000	Central Plains, NE, Energy Proj Gas Rev 5.25%, 12/01/2021	117,756

		Nevada - 1.9%
	250,000	Clark County, School Dist, GO 5.00%, 06/15/2022	266,635

		New Jersey - 5.7%
	205,000	City of Bayonne NJ 5.00%, 07/01/2034	243,829
	285,000	New Jersey Educational Facilities Auth Rev 5.00%, 09/01/2019	307,965
		New Jersey Health Care Facilities Financing Auth Rev
	150,000	5.00%, 07/01/2022	179,404
	50,000	5.25%, 07/01/2026	58,246

			789,444

		New York - 6.0%
	40,000	Long Island Power Auth 1.18%, 05/01/2033(1)	40,094
		Metropolitan Transportation Auth, NY, Rev
	100,000	5.25%, 11/15/2036	124,796
	70,000	5.25%, 11/15/2040	80,363
	100,000	New York City Water & Sewer System 5.00%, 06/15/2043	114,879
		New York State Dormitory Auth Rev
	150,000	5.00%, 03/15/2031	184,650
	100,000	5.00%, 05/01/2043	114,726
		Town of Oyster Bay, NY, GO
	90,000	3.00%, 08/15/2016	90,512
	80,000	3.00%, 08/15/2020	78,171

			828,191

		Ohio - 4.4%
		Buckeye, OH, Tobacco Settlement FA
	250,000	6.00%, 06/01/2042	246,422
	150,000	6.50%, 06/01/2047	150,344
		City of Cleveland, OH, Airport System Rev
	60,000	5.00%, 01/01/2022(2)	68,304
	55,000	5.00%, 01/01/2023(2)	63,587
	70,000	County of Montgomery, OH 5.00%, 05/01/2039	75,413

			604,070

		Other U.S. Territories - 0.3%
	75,000	Puerto Rico Electric Power Auth 5.25%, 07/01/2027	44,625

		Pennsylvania - 2.7%
	250,000	Pennsylvania State Turnpike Commission Rev 1.39%, 12/01/2021(1)	247,992
	115,000	The School District of Philadelphia 5.00%, 09/01/2019	125,615

			373,607

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.6% - (continued)
		Puerto Rico - 0.9%
$	200,000	Commonwealth of Puerto Rico 6.00%, 07/01/2039	$119,000

		Rhode Island - 1.6%
	205,000	Rhode Island Housing & Mortgage Finance Corp., RI, Rev 4.00%, 10/01/2032	217,532

		Texas - 12.9%
	250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	283,663
	250,000	Dallas/Fort Worth, TX, International Airport Rev 5.00%, 11/01/2043	273,835
	100,000	Harris County-Houston Sports Auth Rev 5.00%, 11/15/2020	116,036
	75,000	Kerrville Health Facs Dev Corp. 5.00%, 08/15/2023	86,651
	150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	172,043
	185,000	North Texas Tollway Auth Rev 6.25%, 01/01/2039	208,173
	180,000	Northside Independent School Dist 1.65%, 08/01/2045(1)	182,104
	100,000	Tarrant County, TX, Cultural Education Facs Financing Corp. 4.50%, 11/15/2021	101,806
	250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	304,127
	50,000	Texas Private Activity Bond Surface Transportation Corp. Rev 5.00%, 12/31/2055	54,258

			1,782,696

		Virginia - 0.7%
	90,000	Wise County Industrial Development Auth Rev 1.88%, 11/01/2040(1)	91,616

		Washington - 2.5%
	95,000	Tobacco Settlement Auth Rev 5.00%, 06/01/2017	99,084
	115,000	Washington State Health Care Fac Auth Rev 5.00%, 01/01/2026	138,411
	100,000	Washington State Housing Finance Commission Rev 7.00%, 07/01/2050(3)	102,429

			339,924

		Total Municipal Bonds (cost $12,310,310)	$12,747,607

		Total Long-Term Investments (cost $12,310,310)	$12,747,607

The accompanying notes are an integral part of these financial statements.

122

Hartford Municipal Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 9.5%
	Other Investment Pools & Funds - 9.5%
1,306,831	JP Morgan Tax Free Money Market Fund	$1,306,831

	Total Short-Term Investments (cost $1,306,831)	1,306,831

Total Investments (cost $13,617,141)^	102.1%	$14,054,438
Other Assets and Liabilities	(2.1)%	(284,304)

Total Net Assets	100.0%	$13,770,134

The accompanying notes are an integral part of these financial statements.

123

Hartford Municipal Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$445,667
Unrealized Depreciation	(8,370)

Net Unrealized Appreciation	$437,297

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(2)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $131,776 at April 30, 2016.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At April 30, 2016, the aggregate value of this security was $102,429, which represents 0.7% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

124

Hartford Municipal Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$12,747,607	$—	$12,747,607	$—
Short-Term Investments	1,306,831	1,306,831	—	—

Total	$14,054,438	$1,306,831	$12,747,607	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

125

The Hartford Municipal Opportunities Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3%
		Alabama - 0.8%
$	1,615,000	Alabama Federal Aid Highway Finance Auth 5.00%, 09/01/2026	$1,911,998
	2,000,000	Jefferson County, AL, Sewer Rev 5.00%, 10/01/2017	2,092,000
	1,540,000	Mobile, AL, Industrial Development Board Pollution 1.65%, 06/01/2034(1)	1,550,611

			5,554,609

		Alaska - 0.4%
	2,000,000	CIVICVentures, AK, Rev 5.00%, 09/01/2025	2,445,180

		Arizona - 1.7%
		Arizona State Health Fac Auth
	2,000,000	5.00%, 12/01/2029	2,399,100
	2,000,000	5.00%, 12/01/2030	2,368,460
	265,000	Estrella Mountain Ranch, AZ, Community Fac Dist GO 6.20%, 07/15/2032	272,232
	1,420,000	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School 8.50%, 07/01/2039	1,727,245
	3,000,000	Salt River, AZ, Agricultural Improvement 5.00%, 12/01/2027	3,582,570
	855,000	Salt Verde Financial Corp. 5.25%, 12/01/2020	984,379

			11,333,986

		California - 10.1%
	2,500,000	Alhambra, CA, Unified School District 0.00%, 08/01/2036(2)	1,204,575
	1,150,000	Bay Area, CA, Toll Auth Bridge Rev 1.50%, 04/01/2047(1)	1,160,603
	1,000,000	California County, CA, Tobacco Securitization 5.00%, 06/01/2022	1,162,720
		California State Communities DA Rev
	955,000	1.20%, 04/01/2036(1)	836,017
	1,000,000	5.63%, 10/01/2032	1,071,750
	4,985,000	California State GO 6.50%, 04/01/2033	5,800,197
	1,500,000	California State Health Facilities 6.00%, 07/01/2029	1,730,550
	1,000,000	California State Public Works Board, Correctional Facilities Improvement 6.00%, 03/01/2035	1,158,160
	2,000,000	California State Public Works Board, Lease Rev 5.25%, 10/01/2023	2,415,920
	2,000,000	California State Public Works Board, State University Trustees 6.25%, 04/01/2034	2,312,080
	2,500,000	California Statewide Communities Dev Auth Rev 5.25%, 12/01/2056	2,728,450
	910,000	Elk Grove Finance Auth Special Tax 5.00%, 09/01/2032	1,071,634
	660,000	Foothill-Eastern Transportation Corridor Agency 5.00%, 01/15/2053(1)	688,096
	5,000,000	Golden State Tobacco Securitization Corp. 5.75%, 06/01/2047	5,011,100
		Hemet, CA, Unif School Dist FA Special Tax
	1,440,000	5.00%, 09/01/2030	1,620,173
	535,000	5.00%, 09/01/2031	599,767
	1,065,000	Irvine, CA, Improvement Bond Act 4.00%, 09/02/2016	1,076,332

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		California - 10.1% - (continued)
$	5,225,000	Long Beach, CA, FA Natural Gas 1.86%, 11/15/2027(1)	$4,885,897
	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,144,910
	1,000,000	Orange County Community Fac Dist 5.00%, 08/15/2034	1,157,410
		Port of Oakland, CA
	985,000	5.00%, 05/01/2021	1,156,942
	500,000	5.00%, 05/01/2023	592,675
	1,000,000	Rancho Cucamonga, CA, Redev Agency Tax 5.00%, 09/01/2029	1,197,610
	1,150,000	San Bernardino, CA, USD GO 5.00%, 08/01/2021	1,367,476
	1,000,000	San Buenaventura, CA, Community Memorial Health System 7.50%, 12/01/2041	1,210,540
	3,000,000	San Diego, CA, Redev Agency Tax Allocation 7.00%, 11/01/2039	3,471,570
		San Diego, CA, Unified School District
	805,000	4.00%, 07/01/2034	899,781
	865,000	4.00%, 07/01/2035	962,356
	875,000	San Joaquin Hills, CA, Transporation Auth 5.00%, 01/15/2029	1,000,851
		San Jose, CA, Redev Agency
	2,575,000	5.00%, 08/01/2022	2,703,724
	500,000	6.50%, 08/01/2023	559,495
		San Mateo Joint Powers Financing Auth
	1,250,000	5.00%, 06/15/2029	1,535,862
	1,250,000	5.00%, 06/15/2030	1,528,500
	1,335,000	Santa Cruz County, CA, Redev Agency 6.63%, 09/01/2029	1,576,101
		Santa Margarita, CA, Water Dist Special Tax
	500,000	4.25%, 09/01/2021	539,730
	500,000	5.00%, 09/01/2022	569,865
	500,000	5.00%, 09/01/2023	570,950
	1,095,000	5.00%, 09/01/2028	1,266,587
		Tustin, CA, Community Facilities District
	775,000	5.00%, 09/01/2020	880,152
	600,000	5.00%, 09/01/2021	700,716
	3,000,000	Twin Rivers, CA, Unif School Dist Cops 3.45%, 07/01/2037(1)	3,005,430

			66,133,254

		Colorado - 0.7%
	1,330,000	Colorado Health Fac Auth 1.55%, 10/01/2039(1)	1,332,288
	1,000,000	Denver, CO, City and County Special Fac Airport Rev 5.00%, 11/15/2018	1,091,810
	2,000,000	Park Creek Metropolitan District 5.00%, 12/01/2029	2,323,480

			4,747,578

		Connecticut - 2.4%
	5,000,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	6,131,600
	475,000	City of New Britain, CT, GO 5.00%, 03/01/2017	491,126
	2,600,000	City of New Haven, CT, GO 5.00%, 08/01/2024	3,154,658
		Connecticut Housing FA
	930,000	4.00%, 11/15/2044	1,000,559
	2,000,000	4.00%, 11/15/2045	2,185,480

The accompanying notes are an integral part of these financial statements.

126

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Connecticut - 2.4% - (continued)
$	700,000	Connecticut State Health & Educational Fac Auth 2.88%, 09/01/2020(3)	$703,206
	1,850,000	Hartford, CT, GO 5.00%, 04/01/2026	2,143,003

			15,809,632

		District of Columbia - 0.4%
		Metropolitan Washington, DC, Airport Auth System Rev
	1,000,000	5.00%, 10/01/2020	1,154,300
	1,450,000	5.00%, 10/01/2022	1,737,390

			2,891,690

		Florida - 6.0%
	2,000,000	Broward County, FL, School Board 5.00%, 07/01/2027	2,438,040
		Collier County, FL, Industrial Development Auth
	200,000	6.25%, 05/15/2035(3)	204,700
	500,000	6.50%, 05/15/2020(3)	500,720
	500,000	7.00%, 05/15/2024(3)	571,710
	2,120,000	Florida Village Community Development Dist 8 6.38%, 05/01/2038	2,295,875
		Greater Orlando, FL, Aviation Auth
	3,300,000	5.00%, 10/01/2021	3,886,542
	1,040,000	5.00%, 10/01/2024	1,220,721
	125,000	Highlands County, FL, Adventist Health (Prerefunded with US Gov’t Securities) 5.25%, 11/15/2036(1)	128,095
	1,905,000	Highlands County, FL, Health Fac Auth 5.25%, 11/15/2036	1,950,091
	2,000,000	Jacksonville, FL, Econ Development Commission 6.25%, 09/01/2027(3)	2,094,380
	2,700,000	Jacksonville, FL, Sales Tax Rev 5.00%, 10/01/2021	3,201,444
	2,000,000	Lake County, FL, School Board 5.00%, 06/01/2026	2,420,440
	1,750,000	Lakeland, FL, Retirement Community Rev 6.38%, 01/01/2043	1,840,877
	500,000	Magnolia Creek, FL, Community Development Dist Capital Improvement 5.90%, 05/01/2039*	107,500
	1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,223,780
	3,000,000	Miami-Dade County, FL 5.00%, 07/01/2032	3,670,920
		Miami-Dade County, FL, Aviation Rev
	1,000,000	5.00%, 10/01/2024	1,180,240
	2,500,000	5.00%, 10/01/2026	2,917,850
	2,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027	2,469,600
	2,130,000	Orange County, FL, School Board 5.00%, 08/01/2026	2,547,310
	1,000,000	Palm Beach County, FL, Health System 6.75%, 06/01/2024	1,176,360
	715,000	River Bend Community Development Dist, Capital Improvement Rev 7.13%, 11/01/2015*	92,235
	500,000	Village, FL, Community Development Dist No. 11 3.25%, 05/01/2019	501,560
	775,000	Volusia County, FL, School Board 5.00%, 08/01/2025	953,475

			39,594,465

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Georgia - 1.0%
$	2,860,000	Burke County, GA, Development Auth Rev 2.35%, 10/01/2032(1)	$2,947,087
	1,500,000	Dekalb Newton and Gwinnett Counties, GA, Joint DA 6.00%, 07/01/2034	1,717,935
	1,500,000	Marietta, GA, DA Life University, Inc. Proj 7.00%, 06/15/2030	1,606,635

			6,271,657

		Hawaii - 0.2%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,185,500

		Idaho - 0.2%
	1,000,000	Idaho State Health Facilities Auth Rev 5.00%, 03/01/2032	1,158,160

		Illinois - 11.7%
	790,000	Aurora, IL, Tax Increment Rev 6.75%, 12/30/2027	847,046
	500,000	Chicago Midway International Airport 5.00%, 01/01/2021	570,455
	2,545,000	Chicago O’Hare International Airport Rev 5.00%, 01/01/2030	3,044,074
		Chicago Park Dist
	1,000,000	4.00%, 01/01/2017	1,016,170
	500,000	5.25%, 01/01/2037	541,985
		Chicago Transit Auth
	3,000,000	5.00%, 06/01/2020	3,357,960
	800,000	5.25%, 12/01/2027	900,064
		Chicago, IL, Board of Education
	1,510,000	5.00%, 12/01/2042	1,226,754
	1,625,000	6.00%, 01/01/2020	1,735,516
		Chicago, IL, Park Dist, GO
	250,000	5.00%, 01/01/2020	269,248
	700,000	5.00%, 01/01/2025	793,079
	2,750,000	5.00%, 01/01/2026	3,089,707
	2,770,000	Chicago, IL, Transit Auth 5.00%, 06/01/2021	2,840,497
		City of Chicago, IL, GO
	1,700,000	4.00%, 01/01/2018	1,717,068
	700,000	5.00%, 12/01/2023	711,697
	2,000,000	5.00%, 01/01/2024	2,036,800
	1,000,000	5.50%, 01/01/2040	998,610
		City of Chicago, IL, Wastewater Transmission Rev
	715,000	5.00%, 01/01/2028	806,441
	1,785,000	5.00%, 01/01/2029	2,003,270
		City of Chicago, IL, Waterworks Rev
	615,000	5.00%, 11/01/2017	626,913
	135,000	5.00%, 11/01/2023	153,548
	1,000,000	5.00%, 11/01/2028	1,129,740
	3,465,000	Cook County, IL, Community Consolidated School Dist 5.00%, 12/01/2024	4,219,365
	1,400,000	Illinois FA Rev, Art Institute of Chicago 6.00%, 03/01/2038	1,575,238
	700,000	Illinois FA Rev, Depaul University Rev 5.00%, 10/01/2028	858,767
	3,000,000	Illinois FA Rev, Silver Cross Hospital and Medicine 5.50%, 08/15/2030	3,209,910
	1,000,000	Illinois Finance Auth 5.00%, 11/15/2023	1,223,620

The accompanying notes are an integral part of these financial statements.

127

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Illinois - 11.7% - (continued)
$	4,000,000	Illinois Metropolitan Pier & Exposition Auth 0.00%, 12/15/2024(2)	$3,084,520
		Illinois State FA Rev
	665,000	5.00%, 11/15/2028	797,714
	1,650,000	5.00%, 11/15/2031	1,955,217
	1,500,000	5.00%, 11/15/2033	1,753,875
	1,510,000	5.00%, 11/15/2034	1,761,430
	1,250,000	7.75%, 08/15/2034	1,472,700
		Illinois State GO
	1,500,000	5.00%, 01/01/2022	1,622,625
	1,500,000	5.00%, 08/01/2025	1,640,055
	1,500,000	5.25%, 01/01/2021	1,669,800
	1,650,000	6.50%, 06/15/2022	1,904,909
		Illinois State Toll Highway Auth
	2,000,000	5.00%, 01/01/2030	2,388,760
	1,000,000	5.00%, 12/01/2031	1,208,540
	2,800,000	Kane Cook & DuPage Counties GO 5.00%, 01/01/2031	3,201,100
	1,250,000	Kane McHenry Cook & DeKalb Counties, IL, USD 5.00%, 01/01/2027	1,496,200
	1,665,000	Kendall Kane & Will County, IL, Community Unit School District 5.00%, 02/01/2034	1,932,199
		Metropolitan Pier & Exposition Auth
	2,000,000	0.00%, 06/15/2027(2)	1,360,060
	1,630,000	5.00%, 12/15/2020	1,836,032
	2,530,000	Metropolitan Water Reclamation District of Greater Chicago 5.00%, 12/01/2031	2,892,574
	985,000	State of Illinois 5.00%, 02/01/2026	1,090,021

			76,571,873

		Indiana - 1.2%
	1,000,000	Indiana State FA Hospital Rev 5.00%, 12/01/2029	1,212,490
	1,625,000	Indiana State Financing Auth Rev 5.00%, 03/01/2023	1,813,549
	1,000,000	Indianapolis, IN, Airport Auth Rev 5.00%, 01/01/2029	1,160,380
	775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	893,668
	2,000,000	Vigo County, IN, Hospital Auth 5.75%, 09/01/2042(3)	2,053,720
	1,000,000	Whiting, IN, Environmental Facilities Rev 1.85%, 06/01/2044(1)	1,001,640

			8,135,447

		Kansas - 0.5%
		Wyandotte County-Kansas City, KS
	1,000,000	5.00%, 09/01/2025	1,242,850
	1,390,000	5.00%, 09/01/2028	1,694,201

			2,937,051

		Kentucky - 0.6%
	350,000	Kentucky Public Transportation Inf Auth 5.00%, 07/01/2017	364,959
	1,710,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Pollution Control Rev 1.65%, 10/01/2033(1)	1,718,995

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Kentucky - 0.6% - (continued)
$	1,515,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	$1,792,775

			3,876,729

		Louisiana - 2.7%
	2,000,000	City of Shreevport, LA, Water & Sewer Revenue 5.00%, 12/01/2027	2,444,360
	2,500,000	Louisana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	2,584,175
	1,750,000	Louisiana State, Local Gov’t Environmental Facilities & Community Development Auth 6.00%, 11/15/2035	1,785,577
		New Orleans, LA, Aviation Board
	750,000	5.00%, 01/01/2034	857,453
	2,500,000	6.00%, 01/01/2023	2,824,950
		State of Louisiana
	2,000,000	5.00%, 08/01/2027	2,481,920
	4,000,000	5.00%, 12/01/2031	4,791,320

			17,769,755

		Maryland - 0.3%
	480,000	Maryland Economic Dev. Corp. 4.00%, 06/01/2020	529,862
	1,500,000	Westminster Maryland Rev 4.38%, 07/01/2021	1,580,955

			2,110,817

		Massachusetts - 1.7%
	5,000,000	Commonwealth of Massachusetts 5.00%, 07/01/2027	6,425,650
		Massachusetts State Development Fin Agency Rev
	1,200,000	5.00%, 01/01/2019	1,317,936
	1,200,000	8.00%, 04/15/2031	1,485,312
		Massachusetts State PA
	455,000	4.00%, 07/01/2022	515,934
	385,000	5.00%, 07/01/2021	451,220
	650,000	5.00%, 07/01/2023	779,948

			10,976,000

		Michigan - 2.9%
	4,000,000	Kent, MI, Hospital FA 6.00%, 07/01/2035	4,012,080
		Michigan FA
	1,000,000	5.00%, 07/01/2018	1,078,480
	2,700,000	5.00%, 10/01/2030	3,188,754
		Michigan Finance Auth
	665,000	5.00%, 07/01/2027	792,507
	665,000	5.00%, 07/01/2028	787,752
	650,000	5.00%, 07/01/2029	758,271
		Michigan St FA
	2,555,000	5.00%, 06/01/2033	2,984,802
	1,000,000	5.00%, 06/01/2034	1,162,700
	2,000,000	Royal Oak, MI, Hospital FA 8.25%, 09/01/2039	2,343,520
	1,690,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	2,003,726

			19,112,592

The accompanying notes are an integral part of these financial statements.

128

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Minnesota - 0.1%
		City of Rochester, MN, Healthcare & Housing Rev Fac
$	250,000	2.00%, 12/01/2018	$250,370
	250,000	4.00%, 12/01/2019	263,183

			513,553

		Mississippi - 0.3%
	1,850,000	State of Mississippi 5.00%, 10/15/2029	2,207,790

		Missouri - 0.6%
	3,500,000	Kirkwood, MO, Industrial DA Retirement Community 8.25%, 05/15/2045	3,943,135

		Nevada - 0.4%
		Las Vegas, NV, Spl Impt Dist
	365,000	5.00%, 06/01/2027	392,572
	695,000	5.00%, 06/01/2029	738,097
	400,000	Mesquite, NV, Special Improvement Dist 6.00%, 08/01/2027	403,808
	1,110,000	Nevada State Natural Resources GO 5.00%, 03/01/2026	1,345,076

			2,879,553

		New Jersey - 2.0%
	2,855,000	New Jersey Health Care Facilities FA, Hospital Asset Transformation 5.75%, 10/01/2031	3,173,075
	550,000	New Jersey State Building Auth Rev 4.00%, 06/15/2018	571,136
		New Jersey State Econ DA
	1,245,000	4.88%, 09/15/2019	1,318,306
	1,590,000	5.00%, 03/01/2023	1,772,405
	2,000,000	New Jersey State Educational FA Rev, University of Medicine & Dentistry 7.50%, 12/01/2032	2,394,700
		New Jersey State Transportation Trust Fund Auth
	5,000,000	0.00%, 12/15/2032(2)	2,518,750
	1,000,000	5.00%, 09/15/2017	1,052,640

			12,801,012

		New Mexico - 0.6%
	3,000,000	Los Alamos County, NM, Tax Improvement Rev 5.88%, 06/01/2027	3,315,960
	880,000	Montecito Estates, NM, Public Improvement Dist 7.00%, 10/01/2037	903,461

			4,219,421

		New York - 13.6%
	4,000,000	City of New York, NY 6.25%, 10/15/2028	4,527,151
	2,410,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	3,063,495
	1,460,000	Long Island Power Auth 1.18%, 05/01/2033(1)	1,463,446
	940,000	New York City Housing Development Corp. 4.50%, 02/15/2048	1,015,557

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		New York - 13.6% - (continued)
$	1,000,000	New York City, NY, Transitional Fin Auth 5.00%, 07/15/2026	$1,274,350
	15,000,000	New York City, NY, Water and Sewer Financing Auth Rev 5.00%, 06/15/2039	17,877,300
		New York Metropolitan Transportation Auth Rev
	2,100,000	5.00%, 11/15/2020	2,453,892
	5,000,000	5.25%, 11/15/2027	6,569,450
	1,055,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	1,107,866
		New York State Dormitory Auth Rev
	1,670,000	5.00%, 03/15/2022	1,976,746
	2,000,000	5.00%, 12/15/2027	2,433,520
	970,000	5.00%, 03/15/2028	1,042,207
	7,000,000	5.00%, 03/15/2030	8,699,900
	6,305,000	5.00%, 03/15/2031	7,782,469
	860,000	New York State Energy Research & Development Auth 2.38%, 07/01/2026(1)	871,318
	1,535,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(3)	1,684,755
		New York State Thruway Auth
	1,000,000	5.00%, 01/01/2019	1,107,730
	1,000,000	5.00%, 03/15/2021	1,179,520
	1,000,000	New York State Urban Development Corp. Rev 5.00%, 03/15/2026	1,221,620
	1,145,000	Newburth, NY, GO 5.00%, 06/15/2019	1,264,618
	2,750,000	PA of New York and New Jersey 5.00%, 10/15/2025	3,381,042
	5,000,000	Sales Tax Asset Receivable Corp. 5.00%, 10/15/2029	6,177,950
		Town of Oyster Bay, NY, GO
	500,000	3.00%, 03/01/2018	511,535
	125,000	3.00%, 08/15/2020	122,142
	2,340,000	5.00%, 08/15/2024	2,748,260
	2,500,000	TSASC, Inc. 5.00%, 06/01/2034	2,467,700
	940,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(3)(4)	765,799
	2,000,000	Ulster County, NY, IDA Kingston Regional Senior Living 6.00%, 09/15/2042	2,000,340
		Yonkers, NY, GO
	885,000	3.00%, 08/15/2019	934,321
	1,000,000	5.00%, 03/15/2021	1,167,660

			88,893,659

		North Carolina - 0.7%
	1,325,000	North Carolina Eastern Municipal Power 4.00%, 01/01/2020	1,467,424
	1,555,000	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge 5.88%, 01/01/2031	1,700,828

The accompanying notes are an integral part of these financial statements.

129

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		North Carolina - 0.7% - (continued)
$	1,000,000	North Carolina State Medical Care Commission, Galloway Ridge, Inc. 6.00%, 01/01/2039	$1,082,230

			4,250,482

		Ohio - 3.6%
	2,000,000	Allen County, OH, Hospital Fac Rev 5.00%, 05/01/2023	2,387,040
		Buckeye, OH, Tobacco Settlement FA
	4,000,000	5.88%, 06/01/2047	3,853,480
	6,680,000	6.00%, 06/01/2042	6,584,409
		City of Cleveland, OH, Airport System Rev
	1,165,000	5.00%, 01/01/2022(5)	1,326,236
	1,060,000	5.00%, 01/01/2023(5)	1,225,487
	1,750,000	County of Montgomery, OH 5.00%, 05/01/2039	1,885,328
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,547,220
	2,275,000	Lancaster, OH, Gas Rev 0.89%, 02/01/2019(1)	2,261,282
	1,235,000	Ohio State Cultural Sports Fac Building Proj 5.00%, 04/01/2020	1,419,262

			23,489,744

		Oregon - 0.3%
		Port of Portland, OR, Airport Rev
	1,000,000	5.00%, 07/01/2031	1,168,960
	750,000	5.00%, 07/01/2032	873,142

			2,042,102

		Other U.S. Territories - 0.4%
	3,700,000	Puerto Rico Electric Power Auth 5.25%, 07/01/2027*	2,201,500
	705,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	718,804

			2,920,304

		Pennsylvania - 4.7%
	500,000	Allegheny County Hospital Development Auth 5.38%, 08/15/2029	562,640
	960,000	Allegheny County, PA, Industrial DA Charter School 6.75%, 08/15/2035	1,047,456
	945,000	Allegheny County, PA, Port Authority 5.00%, 03/01/2019	1,045,548
		Beaver County, PA, GO
	1,220,000	5.00%, 11/15/2020	1,395,253
	1,285,000	5.00%, 11/15/2021	1,497,616
	1,345,000	5.00%, 11/15/2022	1,592,897
	2,000,000	Commonwealth FA 5.00%, 06/01/2026	2,410,880
	1,165,000	Montgomery County, PA, Higher Education and Health 5.00%, 10/01/2023	1,318,722
	1,000,000	Pennsylvania State GO 7.00%, 07/15/2028	1,012,850
	2,250,000	Pennsylvania State IDA 5.00%, 07/01/2021	2,644,335
		Pennsylvania State Turnpike Commission Rev
	575,000	1.29%, 12/01/2020(1)	571,084
	2,000,000	1.31%, 12/01/2021(1)	1,976,100
	925,000	1.39%, 12/01/2021(1)	917,572
	1,335,000	6.00%, 06/01/2028	1,476,110

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Pennsylvania - 4.7% - (continued)
$	1,750,000	Pennsylvania State, PA, GO 5.00%, 08/15/2023	$2,130,485
		Philadelphia, PA, Municipal Auth
	750,000	6.38%, 04/01/2029	855,038
	800,000	6.50%, 04/01/2034	913,400
		Pittsburgh, PA, School Dist GO
	1,575,000	5.00%, 09/01/2021	1,851,664
	750,000	5.00%, 09/01/2023	877,980
	3,500,000	School Dist. of Philadelphia 5.00%, 09/01/2017	3,658,165
	1,000,000	Susquehanna, PA, Regional Airport Auth System Rev 5.00%, 01/01/2019	1,073,230

			30,829,025

		Puerto Rico - 0.8%
		Commonwealth of Puerto Rico
	3,685,000	5.75%, 07/01/2038	2,183,362
	5,545,000	6.00%, 07/01/2039	3,299,275
	100,000	Puerto Rico Electric Power Auth 5.25%, 07/01/2035	59,500

			5,542,137

		Rhode Island - 1.1%
	1,415,000	Cranston, RI, GO 5.00%, 07/01/2019	1,575,532
	1,900,000	Rhode Island Health & Educational Bldg Corp. 5.00%, 05/15/2027	2,290,355
	1,500,000	Rhode Island State & Providence Plantations 4.00%, 10/01/2018	1,602,720
	1,655,000	Rhode Island State Health & Educational Bldg Corp. 4.00%, 05/15/2017	1,696,292

			7,164,899

		South Carolina - 1.0%
	4,500,000	Greenville Cnty. School Dist 5.00%, 12/01/2023	4,616,100
	1,987,000	Lancaster County, SC, Sun City Assessment 7.70%, 11/01/2017*	417,270
	1,000,000	South Carolina State Public Service Auth 5.00%, 12/01/2029	1,231,440

			6,264,810

		South Dakota - 0.4%
	1,000,000	South Dakota State Education Enhancement 5.00%, 06/01/2026	1,155,560
	1,000,000	South Dakota State Health & Educational FA 5.00%, 11/01/2029	1,185,160
	20,000	South Dakota State Housing DA 6.13%, 05/01/2033	20,421

			2,361,141

		Tennessee - 0.2%
	1,440,000	Tennessee Housing Dev. Agcy. 3.50%, 01/01/2047(5)	1,548,259

		Texas - 9.6%
	1,500,000	Allen Independent School Dist 5.00%, 02/15/2029	1,882,755
	1,000,000	Arlington, TX, Higher Education Fin 5.00%, 08/15/2027	1,204,160

The accompanying notes are an integral part of these financial statements.

130

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Texas - 9.6% - (continued)
$	1,500,000	Brazos Harbor, TX, Industrial Development Corp. 5.90%, 05/01/2038(1)	$1,606,965
	1,395,000	City of Houston, TX, Ref 5.00%, 03/01/2027	1,748,200
	1,250,000	Dallas Independent School Dist 1.50%, 02/15/2034(1)	1,261,788
	1,500,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2028	1,878,465
	1,000,000	Denton Independent School Dist. 0.00%, 08/15/2020(2)(5)	947,650
		Harris County - Houston, TX
	2,500,000	5.00%, 11/15/2030	2,956,375
	250,000	5.00%, 11/15/2032	289,013
	350,000	5.00%, 11/15/2034	399,228
	2,165,000	Irving Independent School Dist 5.00%, 02/15/2027	2,748,121
	1,500,000	Kerrville Health Fac Dev Corp. 5.00%, 08/15/2035	1,655,625
		North Texas Tollway Auth Rev
	2,995,000	5.00%, 01/01/2022	3,572,316
	2,500,000	5.00%, 01/01/2030	2,954,100
	1,250,000	6.10%, 01/01/2028	1,414,338
		Permanent Univ. Fund
	3,000,000	5.00%, 07/01/2026	3,818,760
	2,000,000	5.00%, 07/01/2027	2,520,780
	1,985,000	San Antonio, TX, Airport System Rev 5.00%, 07/01/2023	2,318,361
		San Antonio, TX, Water Rev
	2,200,000	5.00%, 05/15/2026	2,723,402
	1,115,000	5.00%, 05/15/2031	1,382,165
	1,000,000	Spring Branch Independent School Dist. 5.00%, 02/01/2026	1,261,430
		Tarrant County, TX, Cultural Education Fac
	610,000	3.88%, 11/15/2020	616,551
	1,000,000	5.00%, 10/01/2034	1,104,890
	2,030,000	Texas Municipal Gas Acquisition & Supply Corp. 6.25%, 12/15/2026	2,566,651
	2,320,000	Texas Private Activity Bond Surface Transportation Corp. Rev 5.00%, 12/31/2055	2,517,571
	1,500,000	Texas State Transportation Commission 0.76%, 04/01/2032(1)	1,499,205
	1,250,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	1,451,937
	2,500,000	Texas State Transportation Commission, GO 0.79%, 10/01/2041(1)	2,483,150
	2,000,000	Travis County, TX, Health Fac Development 7.13%, 11/01/2040	2,300,720
	1,000,000	Univ. of Texas System 5.00%, 08/15/2026	1,302,360
	2,445,000	Willis Independent School Dist. 5.00%, 02/15/2027	3,103,536
	3,500,000	Wylie, TX, ISD, GO 0.00%, 08/15/2018(2)	3,428,285

			62,918,853

		Utah - 0.5%
	3,000,000	Utah Housing Corp. 4.00%, 01/01/2045	3,230,760

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 92.3% - (continued)
		Vermont - 0.6%
$	2,800,000	Vermont Housing Finance Agency 4.00%, 11/01/2046	$3,000,452
	900,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(3)	927,666

			3,928,118

		Virginia - 0.3%
	1,750,000	Washington County, VA, Industrial DA Hospital 7.75%, 07/01/2038	1,999,375

		Washington - 2.4%
	2,060,000	Chelan County, WA, Public Utility District No. 1 0.00%, 06/01/2028(2)	1,468,986
		Grant County, WA, Utility Dist 2
	1,825,000	5.00%, 01/01/2022	2,152,861
	1,905,000	5.00%, 01/01/2023	2,284,609
		Washington State Health Care Fac Auth Rev
	1,295,000	5.00%, 01/01/2026	1,558,623
	780,000	5.00%, 07/01/2028	904,083
	2,000,000	5.00%, 03/01/2029	2,376,280
	3,600,000	Washington State Health Care Fac Auth, VA Mason Medical 6.13%, 08/15/2037	3,794,688
	1,150,000	Washington State Housing Finance Commission 7.00%, 07/01/2045(3)	1,193,896

			15,734,026

		West Virginia - 0.3%
	1,740,000	West Virginia Economic Development Auth 1.90%, 03/01/2040(1)	1,747,360

		Wisconsin - 2.3%
	1,790,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2025	2,116,013
	1,500,000	Public Finance Auth 5.00%, 09/01/2025(3)	1,673,835
	1,700,000	Wisconsin Health and Educational Fac, Iowa Health System Obligated Group 5.00%, 12/01/2028	2,050,778
		Wisconsin State
	2,685,000	5.75%, 05/01/2033	3,056,550
	1,295,000	6.00%, 05/01/2036	1,482,477
		Wisconsin State Health & Educational Fac Auth Rev
	2,000,000	5.00%, 11/15/2027	2,443,820
	2,465,000	5.25%, 08/15/2024	2,497,267

			15,320,740

		Total Municipal Bonds (cost $576,037,502)	$605,366,233

		Total Long-Term Investments (cost $576,037,502)	$605,366,233

The accompanying notes are an integral part of these financial statements.

131

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 8.7%
	Other Investment Pools & Funds - 8.7%
57,030,453	JP Morgan Tax Free Money Market Fund	$57,030,453

	Total Short-Term Investments (cost $57,030,453)	57,030,453

Total Investments (cost $633,067,955)^	101.0%	$662,396,686
Other Assets and Liabilities	(1.0)%	(6,608,545)

Total Net Assets	100.0%	$655,788,141

The accompanying notes are an integral part of these financial statements.

132

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$32,469,305
Unrealized Depreciation	(3,140,574)

Net Unrealized Appreciation	$29,328,731

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(2)	Security is a zero-coupon bond.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $12,374,387, which represents 1.9% of total net assets.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $5,039,039 at April 30, 2016.

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury Long Bond Future	81	06/21/2016	$13,432,671	$13,228,313	$ 204,358

Total futures contracts					$ 204,358

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

133

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$605,366,233	$—	$605,366,233	$—
Short-Term Investments	57,030,453	57,030,453	—	—
Futures Contracts(2)	204,358	204,358	—	—

Total	$662,601,044	$57,234,811	$605,366,233	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

134

The Hartford Municipal Real Return Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8%
		Alabama - 0.9%
$	1,500,000	County of Jefferson, AL, Sewer Rev 5.00%, 10/01/2018	$1,607,835

		Alaska - 1.4%
	375,000	Alaska Municipal Bond Bank Auth Rev 5.75%, 09/01/2033	417,381
	610,000	Anchorage, AK, GO 5.25%, 08/01/2028	671,330
	1,000,000	CIVICVentures, AK 5.00%, 09/01/2026	1,210,470

			2,299,181

		Arizona - 1.0%
	1,000,000	Arizona State Health Fac Auth Hospital System Rev 5.00%, 02/01/2020	1,134,680
	265,000	Estrella Mountain Ranch, AZ, Community Fac Dist GO 6.20%, 07/15/2032	272,232
	222,000	Sundance, AZ, Community Fac Dist 7.13%, 07/01/2027(1)	222,113

			1,629,025

		California - 14.0%
		California State Communities DA Rev
	570,000	1.20%, 04/01/2036(2)	498,984
	1,000,000	5.00%, 10/01/2022	1,078,270
	250,000	5.50%, 07/01/2037(3)	3
	500,000	California State Dept Water Resources Supply Rev 5.00%, 05/01/2022	541,515
	1,000,000	California State Health Facilities 6.00%, 07/01/2029	1,153,700
	170,000	California State Public Works Board, State University Trustees 6.13%, 04/01/2029	195,918
	1,530,000	Corona-Norco California University 4.00%, 09/01/2019	1,647,902
	300,000	El Dorado, CA, Irrigation Dist 5.38%, 08/01/2024	337,353
	315,000	Elk Grove Finance Auth 5.00%, 09/01/2031	372,651
	435,000	Foothill-Eastern Transportation Corridor Agency 5.00%, 01/15/2053(2)	453,518
	425,000	Golden State Tobacco Securitization Corp. 5.00%, 06/01/2017	444,678
	1,000,000	Hemet, CA, Unif School Dist FA Special Tax 5.00%, 09/01/2031	1,121,060
	400,000	Huntington Park, CA, Public FA Rev 5.25%, 09/01/2019	405,368
	1,000,000	Irvine, CA, Improvement Bond Act 4.00%, 09/02/2019	1,084,570
	1,100,000	Los Angeles, CA, Regional Airports Improvement Corp. 5.00%, 01/01/2020	1,233,606
	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,144,910
	500,000	San Bernardino, CA, Community College Dist GO 6.38%, 08/01/2026	562,755
	500,000	San Buenaventura, CA, Rev 5.25%, 12/01/2017	526,180

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8% - (continued)
		California - 14.0% - (continued)
$	60,000	San Diego, CA, Redev Agency, Centre City Sub Pkg 5.25%, 09/01/2026	$60,200
	1,120,000	San Francisco City & County, CA, Redev FA 6.50%, 08/01/2032	1,288,437
	290,000	San Joaquin Hills, CA, Transporation Auth 5.00%, 01/15/2029	331,711
	1,000,000	San Jose, CA, Redev Agency 6.50%, 08/01/2019	1,121,360
	665,000	Santa Cruz County, CA, Redev Agency 6.63%, 09/01/2029	785,099
		Santa Margarita, CA, Water Dist Special Tax
	500,000	5.00%, 09/01/2024	566,005
	500,000	5.00%, 09/01/2025	557,295
	970,000	5.00%, 09/01/2028	1,121,999
	500,000	Southern California State Public Power Auth 5.00%, 07/01/2023	552,750
	225,000	Temecula, CA, Redev Agency Tax Allocation Rev 5.63%, 12/15/2038	229,934
	1,000,000	Tuolumne, CA, Wind Proj Auth Rev 5.88%, 01/01/2029	1,119,700
	700,000	Twin Rivers, CA, Unif School Dist Certificates of Participation 3.20%, 06/01/2035(2)	701,358
	1,250,000	Ventura County, CA, Certificates of Participation 5.63%, 08/15/2027	1,429,987
	1,000,000	Washington Township, CA, Health Care Dist Rev 6.00%, 07/01/2029	1,111,090

			23,779,866

		Colorado - 0.4%
	600,000	University of Colorado Enterprise Rev 5.75%, 06/01/2028	688,650

		Connecticut - 2.4%
	1,500,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	1,839,480
	950,000	City of Hartford, CT, GO 5.00%, 07/01/2027	1,148,493
	1,000,000	City of New Haven, CT, GO 5.00%, 11/01/2017	1,058,160

			4,046,133

		Delaware - 0.8%
	1,180,000	Delaware State Transportation Auth 5.00%, 07/01/2025	1,331,087

		District of Columbia - 2.7%
	3,000,000	District of Columbia University Rev 5.25%, 04/01/2034(2)	3,271,800
	1,035,000	Metropolitan Washington, DC, Airport Auth System Rev 5.00%, 10/01/2022	1,240,137

			4,511,937

		Florida - 6.5%
		Broward County, FL, Airport System Rev
	145,000	5.00%, 10/01/2019	163,088
	120,000	5.00%, 10/01/2020	138,293
	285,000	5.00%, 10/01/2021	334,362

The accompanying notes are an integral part of these financial statements.

135

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8% - (continued)
		Florida - 6.5% - (continued)
		Collier County, FL, Industrial Development Auth
$	500,000	6.50%, 05/15/2020(1)	$500,720
	500,000	7.00%, 05/15/2024(1)	571,710
		Greater Orlando, FL, Aviation Auth
	1,500,000	5.00%, 10/01/2021	1,766,610
	1,000,000	5.00%, 10/01/2024	1,173,770
	2,000,000	Jacksonville, FL, Econ Development Commission 6.25%, 09/01/2027(1)	2,094,380
	190,000	Miami Beach, FL, Health Fac Auth 5.00%, 11/15/2020	217,854
	625,000	Miami-Dade County Expressway Auth 5.00%, 07/01/2024	777,181
	530,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2027	630,350
	1,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027	1,234,800
	1,000,000	Palm Beach County Health 6.80%, 06/01/2025	1,179,050
	360,000	River Bend Community Development Dist, Capital Improvement Rev 7.13%, 11/01/2015(3)	46,440
	250,000	Village, FL, Community Development Dist No. 11 3.25%, 05/01/2019	250,780

			11,079,388

		Georgia - 1.3%
	2,000,000	Atlanta, GA, Airport Passenger Fac Charge Rev 5.00%, 01/01/2023	2,285,100

		Hawaii - 1.0%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,185,500
	500,000	Hawaii State Harbor System Rev 5.38%, 01/01/2020	501,725

			1,687,225

		Illinois - 16.8%
	100,000	Chicago Transit Auth 5.25%, 06/01/2022	106,593
	825,000	Chicago, IL, Board of Education 6.00%, 01/01/2020	881,108
		Chicago, IL, O’Hare International Airport Rev
	825,000	5.00%, 01/01/2023	960,127
	1,500,000	5.00%, 01/01/2026	1,752,690
	2,670,000	Chicago, IL, Park Dist, GO 5.00%, 01/01/2025	3,025,030
		City of Chicago, IL, GO
	785,000	4.00%, 01/01/2018	792,881
	300,000	5.00%, 12/01/2023	305,013
	1,000,000	5.50%, 01/01/2030	1,017,840
		City of Chicago, IL, Wastewater Transmission Rev
	285,000	5.00%, 01/01/2028	321,449
	715,000	5.00%, 01/01/2029	802,430
		City of Chicago, IL, Waterworks Rev
	260,000	5.00%, 11/01/2017	265,036
	1,205,000	5.00%, 11/01/2029	1,327,524
	1,500,000	Huntley, IL, Special Service No. 9 5.10%, 03/01/2028	1,550,250

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8% - (continued)
		Illinois - 16.8% - (continued)
		Illinois State FA Rev
$	1,000,000	5.00%, 10/01/2023	$1,220,220
	335,000	5.00%, 11/15/2028	401,856
	1,000,000	5.00%, 11/15/2031	1,184,980
	1,000,000	5.00%, 11/15/2033	1,169,250
	625,000	5.00%, 11/15/2034	729,069
		Illinois State GO
	1,000,000	5.00%, 01/01/2022	1,081,750
	2,000,000	5.25%, 01/01/2021	2,226,400
	1,000,000	Illinois State Toll Highway Auth 5.00%, 01/01/2027	1,177,940
	1,400,000	Kane Cook & DuPage Counties GO 5.00%, 01/01/2031	1,600,550
	625,000	Kane McHenry Cook & DeKalb Counties, IL, USD 5.00%, 01/01/2027	748,100
	1,000,000	Met Pier & Exposition Auth, IL, Rev 5.00%, 12/15/2035	1,113,750
	1,000,000	Railsplitter, IL, Tobacco Settlement Auth 5.50%, 06/01/2023	1,173,900
	500,000	Springfield, IL, Water Rev 5.25%, 03/01/2026	539,180
	1,000,000	State of Illinois 5.00%, 02/01/2026	1,106,620

			28,581,536

		Indiana - 1.3%
	980,000	Indiana State Housing and Community DA 4.55%, 07/01/2027	983,126
		University of Southern Indiana
	820,000	5.00%, 10/01/2022	931,405
	250,000	5.00%, 10/01/2023	283,695

			2,198,226

		Kentucky - 0.9%
	230,000	Kentucky Public Transportation Inf Auth 5.00%, 07/01/2017	239,830
	1,085,000	Louisville & Jefferson County, KY, Metropolitan Gov’t Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,283,935

			1,523,765

		Louisiana - 2.0%
	1,500,000	Louisana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	1,550,505
	1,155,000	Louisiana State Local Gov’t Environmental Facs & Community DA Rev 6.00%, 11/15/2030	1,200,842
	500,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2034	571,635

			3,322,982

		Maryland - 0.6%
	1,000,000	Westminster Maryland Rev 3.88%, 07/01/2019	1,028,890

		Michigan - 1.3%
		Michigan Finance Auth
	600,000	5.00%, 07/01/2018	647,088
	335,000	5.00%, 07/01/2027	399,233
	335,000	5.00%, 07/01/2028	396,838
	350,000	5.00%, 07/01/2029	408,299

The accompanying notes are an integral part of these financial statements.

136

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8% - (continued)
		Michigan - 1.3% - (continued)
$	275,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	$327,280

			2,178,738

		Missouri - 0.1%
	1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027(3)(4)	220,000

		Nevada - 0.2%
	400,000	Las Vegas, NV, Special Improvement Dist 5.00%, 06/01/2028	427,360

		New Jersey - 1.0%
		New Jersey State Econ DA
	625,000	4.88%, 09/15/2019	661,800
	1,000,000	5.00%, 09/01/2021	1,097,190

			1,758,990

		New York - 10.1%
	1,000,000	City of New York, NY 6.25%, 10/15/2028	1,131,787
	1,000,000	Liberty, NY, Corp. Development Goldman Sachs Headquarters 5.25%, 10/01/2035	1,271,160
	3,000,000	Metropolitan Transportation Auth, NY, Rev 5.25%, 11/15/2023	3,545,820
	395,000	New York City Housing Development Corp. 4.50%, 02/15/2048	426,750
	470,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	493,552
		New York State Dormitory Auth Rev
	970,000	5.00%, 03/15/2028	1,042,207
	1,500,000	5.00%, 03/15/2030	1,869,435
	2,000,000	5.00%, 03/15/2031	2,462,000
	2,000,000	5.38%, 03/01/2029	2,233,000
	765,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(1)	839,633
		Newburth, NY, GO
	610,000	5.00%, 06/15/2017	634,595
	645,000	5.00%, 06/15/2018	692,627
	575,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(1)(5)	468,441

			17,111,007

		Ohio - 2.8%
		City of Cleveland, OH, Airport System Rev
	355,000	5.00%, 01/01/2022(6)	404,132
	325,000	5.00%, 01/01/2023(6)	375,739
	1,200,000	Cuyahoga, OH, Community College Dist 5.00%, 08/01/2027	1,378,212
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,547,220

			4,705,303

		Oklahoma - 1.4%
	2,310,000	Norman, OK, Regional Hospital Auth Rev 5.25%, 09/01/2019	2,434,139

		Other U.S. Territories - 2.3%
	1,500,000	Guam Government Business Privilege Tax Rev 5.00%, 01/01/2027	1,703,535
	1,000,000	Guam Government Power Auth Rev 5.00%, 10/01/2023	1,194,670

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8% - (continued)
		Other U.S. Territories - 2.3% - (continued)
$	1,130,000	Puerto Rico Electric Power Auth 5.25%, 07/01/2027	$672,350
	380,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	387,440

			3,957,995

		Pennsylvania - 5.4%
	1,000,000	Commonwealth FA 5.00%, 06/01/2026	1,205,440
	1,000,000	Montgomery County, PA, Higher Education and Health 5.00%, 10/01/2023	1,131,950
	665,000	Pennsylvania State Turnpike Commission Rev 6.00%, 06/01/2028	735,291
	750,000	Pennsylvania State, PA, GO 5.00%, 08/15/2023	913,065
	1,000,000	Philadelphia, PA, GO 5.25%, 08/01/2019	1,129,050
	200,000	Philadelphia, PA, School Dist GO 5.25%, 09/01/2023	219,138
		Pittsburgh, PA, School Dist GO
	1,570,000	5.00%, 09/01/2021	1,845,786
	750,000	5.00%, 09/01/2023	877,980
	1,000,000	Susquehanna Area Regional Airport Auth 5.00%, 01/01/2018	1,049,510

			9,107,210

		Rhode Island - 2.2%
	1,410,000	Cranston, RI, GO 5.00%, 07/01/2018	1,523,801
		Rhode Island Health & Educational Bldg Corp.
	1,215,000	5.00%, 05/15/2018	1,299,479
	800,000	5.00%, 05/15/2027	964,360

			3,787,640

		South Carolina - 0.7%
	1,000,000	South Carolina St Jobs-Econ DA Rev 5.25%, 08/01/2024	1,206,830

		South Dakota - 0.3%
	415,000	South Dakota State Health & Educational FA 5.00%, 11/01/2029	491,841

		Tennessee - 0.6%
	1,000,000	Johnson City, TN, Health & Educational Fac Board Hospital Rev 5.50%, 07/01/2031	1,007,700

		Texas - 7.7%
	1,000,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2030	1,241,520
	750,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2023	865,372
	1,500,000	Grapevine-Colleyville Independent School Dist GO, TX 5.00%, 08/15/2027(6)	1,880,835
	250,000	Harris County - Houston, TX 5.00%, 11/15/2032	289,013
	2,000,000	Houston, TX, Utility System Rev 6.00%, 11/15/2036	2,302,552
		North Texas Tollway Auth Rev
	1,000,000	5.00%, 01/01/2030	1,181,640
	370,000	6.00%, 01/01/2025	399,770

The accompanying notes are an integral part of these financial statements.

137

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.8% - (continued)
		Texas - 7.7% - (continued)
$	325,000	San Antonio, TX, Water Rev 5.00%, 05/15/2031	$402,873
		Tarrant County, TX, Cultural Education Fac
	305,000	3.88%, 11/15/2020	308,276
	550,000	5.00%, 10/01/2034	607,689
	1,000,000	6.25%, 11/15/2029	1,133,820
	630,000	Texas Private Activity Bond Surface Transportation Corp. Rev 5.00%, 12/31/2055(6)	683,651
	1,000,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	1,065,530
	550,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	638,852

			13,001,393

		Vermont - 0.4%
	600,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(2)	618,444

		Virginia - 0.3%
	500,000	Virginia State Resources Auth Infrastructure 5.00%, 11/01/2024	551,436

		Washington - 3.5%
	2,285,000	FYI Properties, WA, Lease Rev 5.50%, 06/01/2034	2,579,262
		Washington State Health Care Fac Auth Rev
	590,000	5.00%, 01/01/2026	710,106
	1,820,000	5.00%, 03/01/2029	2,162,415
	550,000	Washington State Housing Finance Commission 6.50%, 07/01/2030(1)	569,498

			6,021,281

		West Virginia - 0.9%
	1,500,000	West Virginia State Econ DA Solid Waste Disposal Fac 2.25%, 01/01/2041(2)	1,504,635

		Wisconsin - 2.6%
	1,705,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2024	2,027,245
		Wisconsin State
	125,000	5.75%, 05/01/2033	142,298
	865,000	6.00%, 05/01/2036	990,226
	1,000,000	Wisconsin State Health & Educational Fac Auth Rev 5.00%, 11/15/2027	1,221,910

			4,381,679

		Total Municipal Bonds (cost $157,195,059)	$166,074,447

		Total Long-Term Investments (cost $157,195,059)	$166,074,447

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.5%
4,270,941	JP Morgan Tax Free Money Market Fund	$4,270,941

	Total Short-Term Investments (cost $4,270,941)	4,270,941

Total Investments (cost $161,466,000)^	100.3%	$170,345,388
Other Assets and Liabilities	(0.3)%	(555,117)

Total Net Assets	100.0%	$169,790,271

The accompanying notes are an integral part of these financial statements.

138

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$10,279,354
Unrealized Depreciation	(1,399,966)

Net Unrealized Appreciation	$8,879,388

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $5,884,939, which represents 3.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
04/2007	$ 1,000,000	Stone Canyon, MO, Community Improvement Dist Rev	$990,337

At April 30, 2016, the aggregate value of these securities was $220,000, which represents 0.1% of total net assets.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $3,347,864 at April 30, 2016.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.53% Fixed	CPURNSA	USD	3,335,000	03/03/17	$—	$—	$(32,829)	$(32,829)
BCLY	1.65% Fixed	CPURNSA	USD	3,700,000	01/15/20	—	—	(54,090)	(54,090)
BCLY	1.86% Fixed	CPURNSA	USD	3,600,000	01/15/20	—	—	(122,799)	(122,799)
BCLY	2.12% Fixed	CPURNSA	USD	7,550,000	01/15/19	—	—	(369,624)	(369,624)
BCLY	2.79% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	(918,905)	(918,905)
BCLY	2.98% Fixed	CPURNSA	USD	5,750,000	03/08/26	—	—	(1,229,422)	(1,229,422)
BNP	1.07% Fixed	CPURNSA	USD	6,275,000	02/03/17	—	—	(27,906)	(27,906)
BNP	1.53% Fixed	CPURNSA	USD	5,425,000	01/15/18	—	—	(130,276)	(130,276)
BNP	1.70% Fixed	CPURNSA	USD	4,850,000	01/15/23	—	—	40,706	40,706
BOA	2.45% Fixed	CPURNSA	USD	7,800,000	03/22/17	—	—	(530,795)	(530,795)
CBK	2.03% Fixed	CPURNSA	USD	1,185,000	06/01/25	—	—	(28,922)	(28,922)
CBK	2.34% Fixed	CPURNSA	USD	525,000	04/15/18	—	—	(31,319)	(31,319)
CBK	2.45% Fixed	CPURNSA	USD	950,000	11/07/34	—	—	(104,623)	(104,623)
DEUT	1.46% Fixed	CPURNSA	USD	6,785,000	03/02/17	—	—	(58,480)	(58,480)
DEUT	1.48% Fixed	CPURNSA	USD	3,155,000	03/02/17	—	—	(28,372)	(28,372)
DEUT	1.56% Fixed	CPURNSA	USD	5,020,000	09/02/20	—	—	(5,953)	(5,953)
DEUT	1.86% Fixed	CPURNSA	USD	1,475,000	12/02/24	—	—	(7,077)	(7,077)
DEUT	1.96% Fixed	CPURNSA	USD	1,985,000	08/04/25	—	—	(32,039)	(32,039)
DEUT	1.97% Fixed	CPURNSA	USD	7,450,000	11/12/19	—	—	(259,041)	(259,041)
DEUT	2.02% Fixed	CPURNSA	USD	1,850,000	12/11/24	—	—	(73,608)	(73,608)
DEUT	2.48% Fixed	CPURNSA	USD	2,300,000	07/15/23	—	—	(227,562)	(227,562)
JPM	1.76% Fixed	CPURNSA	USD	12,288,000	07/15/23	—	—	129,719	129,719

The accompanying notes are an integral part of these financial statements.

139

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016 - (continued)
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
JPM	1.81% Fixed	CPURNSA	USD	5,080,000	11/03/25	$—	$—	$13,451	$13,451
JPM	2.33% Fixed	CPURNSA	USD	7,000,000	09/30/21	—	—	(633,596)	(633,596)
JPM	2.75% Fixed	CPURNSA	USD	1,075,000	03/03/21	—	—	(141,118)	(141,118)
MSC	2.60% Fixed	CPURNSA	USD	1,525,000	08/09/23	—	—	(170,525)	(170,525)
UBS	2.65% Fixed	CPURNSA	USD	5,250,000	03/04/18	—	—	(457,828)	(457,828)
UBS	2.75% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	(918,905)	(918,905)
UBS	2.79% Fixed	CPURNSA	USD	7,800,000	04/13/18	—	—	(789,010)	(789,010)
UBS	2.95% Fixed	CPURNSA	USD	5,750,000	03/07/26	—	—	(1,187,306)	(1,187,306)

Total						$—	$—	$(8,388,054)	$(8,388,054)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
OTC	Over-the-Counter

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

140

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$166,074,447	$—	$166,074,447	$—
Short-Term Investments	4,270,941	4,270,941	—	—
Swaps - Interest Rate(2)	183,876	—	183,876	—

Total	$170,529,264	$4,270,941	$166,258,323	$—

Liabilities
Swaps - Interest Rate(2)	$(8,571,930)	$—	$(8,571,930)	$—

Total	$(8,571,930)	$—	$(8,571,930)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

141

Hartford Municipal Short Duration Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.2%
		Arizona - 1.7%
$	250,000	Arizona State Health Fac Auth Hospital System Rev 5.00%, 02/01/2020	$283,670

		California - 8.3%
	250,000	Bay Area Toll Auth Bridge Rev 1.88%, 04/01/2047(1)	255,372
	135,000	California County Tobacco Securitization Agency 5.00%, 06/01/2020	152,013
	250,000	California State Health Facilities Financing Auth 5.88%, 07/01/2025	289,657
	200,000	Jurupa Public Financing Auth 4.00%, 09/01/2018	210,956
	80,000	Long Beach Bond Finance Auth 5.25%, 11/15/2018	87,547
	100,000	Orange County Community Fac Dist 4.00%, 08/15/2021	111,300
	100,000	Riverside County, CA, Infrastructure Financing Auth 4.00%, 11/01/2018	107,750
	50,000	San Jose Redevelopment Agency 6.50%, 08/01/2018	53,182
	100,000	Tustin Communities Fac Dist 3.00%, 09/01/2019	104,846

			1,372,623

		Colorado - 4.3%
	110,000	Colorado Health Fac Auth 2.00%, 09/01/2017	111,094
	250,000	Denver, CO, City and County Special Fac Airport Rev 5.25%, 11/15/2018	275,162
	50,000	E-470 Public Highway Auth 0.00%, 09/01/2019(2)	47,577
	100,000	3.00%, 09/01/2016	100,784
	150,000	Park Creek Metropolitan District 5.00%, 12/01/2021	172,515

			707,132

		Connecticut - 4.5%
	150,000	City of Bridgeport, CT, GO 4.00%, 08/15/2021	166,469
	25,000	City of New Britain, CT, GO 5.00%, 03/01/2017	25,849
	150,000	City of New Haven, CT, GO 5.00%, 08/15/2021	175,225
	100,000	Connecticut State Health & Educational Fac Auth 3.25%, 09/01/2021(3)	100,633
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2019	277,392

			745,568

		Florida - 4.9%
	165,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	190,153
	100,000	Lake County, FL, School Board 3.00%, 06/01/2016	100,175
	245,000	Orlando & Orange County, FL, Expressway Auth 8.25%, 07/01/2016	247,991
	250,000	School District of Broward County, FL, GO 5.00%, 07/01/2017	262,498

			800,817

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.2% - (continued)
		Georgia - 0.4%
$	70,000	Burke County Development Auth 2.35%, 10/01/2032(1)	$72,132

		Guam - 1.5%
	125,000	Antonio B Won Pat International Airport Auth 5.00%, 10/01/2018	135,340
	100,000	Guam Government Business Privilege Tax Rev 4.00%, 11/15/2018	106,829

			242,169

		Illinois - 18.1%
	100,000	Chicago Park Dist 5.00%, 01/01/2017	102,269
	100,000	Chicago Transit Auth 5.00%, 06/01/2019	109,845
	100,000	5.00%, 06/01/2020	111,932
	100,000	5.00%, 12/01/2022	114,953
	255,000	Chicago, IL, Board of Education 0.00%, 12/01/2016(2)	248,390
	250,000	City of Chicago O’Hare International Airport 5.25%, 01/01/2019	274,817
	95,000	City of Chicago, IL, GO 4.00%, 01/01/2020	95,298
	50,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2016	50,954
	200,000	5.00%, 11/01/2018	215,882
	20,000	5.00%, 11/01/2020	22,247
	100,000	Cook County, IL, GO 5.00%, 11/15/2019	109,425
	100,000	Illinois Finance Auth 5.00%, 11/15/2021	117,348
	130,000	7.75%, 08/15/2034	153,161
	250,000	Illinois State Toll Highway Auth 5.00%, 12/01/2017	266,115
	100,000	Kane McHenry Cook & DeKalb Counties, IL, Community School Dist 4.00%, 01/01/2020	109,727
	50,000	Metropolitan Pier & Exposition Auth 0.00%, 12/15/2019(2)	46,431
	50,000	0.00%, 06/15/2021(2)	43,482
	180,000	State of Illinois 4.00%, 06/15/2020	197,809
	180,000	5.00%, 06/15/2017	188,447
	150,000	State of Illinois Unemployment Compensation Trust Fund 5.00%, 12/15/2016	153,981
	100,000	State of Illinois, GO 5.00%, 02/01/2020	109,774
	120,000	5.00%, 02/01/2022	133,571

			2,975,858

		Indiana - 0.2%
	25,000	Indianapolis Airport Auth 5.10%, 01/15/2017	25,735

		Kentucky - 0.7%
	115,000	Kentucky Economic Development Finance Auth 5.00%, 06/01/2018	123,118

		Louisiana - 4.2%
	165,000	City of New Orleans, LA, Sewerage Service Rev 5.00%, 06/01/2018	178,271
	110,000	5.00%, 06/01/2021	128,745

The accompanying notes are an integral part of these financial statements.

142

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.2% - (continued)
		Louisiana - 4.2% - (continued)
$	200,000	Louisiana State Citizens Property Insurance Corp. 5.00%, 06/01/2020	$200,686
	100,000	Louisiana State Public Facilities Auth Rev 3.00%, 05/15/2018	103,600
	75,000	New Orleans Aviation Board 5.00%, 01/01/2019	82,289

			693,591

		Maryland - 0.1%
	20,000	Maryland Economic Development Corp. 4.00%, 06/01/2020	22,078

		Michigan - 2.6%
	150,000	Michigan Finance Auth 5.00%, 07/01/2019	166,920
	250,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2021	265,747

			432,667

		Minnesota - 0.8%
	135,000	City of Rochester, MN, Healthcare & Housing Rev Fac 3.50%, 12/01/2018	139,061

		Nebraska - 1.5%
	120,000	Central Plains Energy Project 5.25%, 12/01/2021	141,307
	100,000	County of Washington, NE 2.38%, 09/01/2030(1)	102,591

			243,898

		Nevada - 2.6%
	150,000	Clark County, NV, Department of Aviation 5.00%, 07/01/2017	157,051
	250,000	Clark County, NV, School Dist 5.00%, 06/15/2022	266,635

			423,686

		New Jersey - 1.8%
	280,000	New Jersey Educational Fac Auth Rev 5.00%, 09/01/2019	302,562

		New York - 5.1%
		New York State Dormitory Auth Rev
	250,000	4.00%, 05/01/2019	271,433
	360,000	5.00%, 07/01/2016	362,588
	100,000	New York Transportation Development Corp. 5.00%, 01/01/2019	110,077
		Oyster Bay, NY, Public Improvement, GO
	70,000	2.25%, 03/01/2017	69,336
	25,000	5.00%, 02/15/2019	26,031

			839,465

		Ohio - 1.7%
	135,000	American Municipal Power, Inc. 5.00%, 02/15/2017	139,488
		City of Cleveland, OH, Airport System Rev
	60,000	5.00%, 01/01/2022(4)	68,304
	60,000	5.00%, 01/01/2023(4)	69,367

			277,159

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.2% - (continued)
		Pennsylvania - 8.5%
$	165,000	Allegheny County, PA, Hospital Development Auth 5.38%, 08/15/2029	$185,671
	125,000	Beaver County, PA, GO 4.00%, 11/15/2018	133,375
	250,000	Commonwealth of Pennsylvania, PA, GO 5.00%, 08/15/2019	281,757
	250,000	Pennsylvania State Turnpike Commission Rev 1.39%, 12/01/2021(1)	247,992
	150,000	Philadelphia Auth. for Industrial Dev. 5.00%, 12/01/2022	176,582
		School District of Philadelphia
	85,000	4.00%, 09/01/2022	88,667
	65,000	5.00%, 09/01/2020	71,986
	205,000	Susquehanna Area Regional Airport Auth 3.00%, 01/01/2017	206,870

			1,392,900

		Rhode Island - 1.2%
	80,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	84,890
	100,000	Rhode Island State, Tobacco Settlement Financing Corp. 5.00%, 06/01/2020	113,149

			198,039

		South Carolina - 1.9%
	250,000	Greenville Cnty. School Dist 5.00%, 12/01/2023	256,450
	55,000	Piedmont Municipal Power Agency 5.00%, 01/01/2017	56,550

			313,000

		South Dakota - 0.7%
	100,000	South Dakota Health & Educational Fac Auth 5.00%, 11/01/2020	115,383

		Texas - 14.8%
	120,000	Arlington Higher Education Finance Corp. Education Rev, Harmony Public School 4.00%, 02/15/2018	126,533
	200,000	Duncanville Independent School Dist 2.00%, 02/15/2017	202,254
	210,000	Harris County-Houston Sports Auth 5.00%, 11/15/2020	243,676
	100,000	Kerrville Health Fac Dev. Corp. 5.00%, 08/15/2020	112,640
	400,000	Leander Independent School Dist 0.00%, 08/15/2017(2)	396,284
		Lower Colorado River Auth Rev
	120,000	4.00%, 05/15/2020	132,632
	100,000	5.00%, 05/15/2020	114,440
	265,000	North Texas Tollway Auth Rev 5.63%, 01/01/2033	285,276
	400,000	Permanent Univ. Fund 5.00%, 07/01/2018	436,504
	200,000	Plano Independent School Dist 5.00%, 02/15/2017	206,920
	100,000	Tarrant County, TX, Cultural Education Fac 4.50%, 11/15/2021	101,806
	75,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	79,915

			2,438,880

The accompanying notes are an integral part of these financial statements.

143

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 94.2% - (continued)
		Virginia - 0.6%
$	90,000	Wise County Industrial Development Auth Rev 1.88%, 11/01/2040(1)	$91,616

		Washington - 1.5%
	55,000	State of Washington 5.00%, 08/01/2019	62,225
	80,000	Washington Health Care Fac Auth 5.00%, 10/01/2039	87,589
	100,000	Washington State Housing Finance Commission 4.38%, 01/01/2021(3)	101,197

			251,011

		Total Municipal Bonds (cost $15,374,569)	$15,523,818

		Total Long-Term Investments (cost $15,374,569)	$15,523,818

SHORT-TERM INVESTMENTS - 7.1%
		Other Investment Pools & Funds - 7.1%
	1,176,515	JP Morgan Tax Free Money Market Fund	$1,176,515

		Total Short-Term Investments (cost $1,176,515)	$1,176,515

Total Investments (cost $16,551,084)^	101.3%	$16,700,333
Other Assets and Liabilities	(1.3)%	(212,100)

Total Net Assets	100.0%	$16,488,233

The accompanying notes are an integral part of these financial statements.

144

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$154,620
Unrealized Depreciation	(5,371)

Net Unrealized Appreciation	$149,249

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(2)	Security is a zero-coupon bond.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $201,830, which represents 1.2% of total net assets.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $137,535 at April 30, 2016.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

145

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$15,523,818	$—	$15,523,818	$—
Short-Term Investments	1,176,515	1,176,515	—	—

Total	$16,700,333	$1,176,515	$15,523,818	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

146

The Hartford Quality Bond Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.4%
		Asset-Backed - Automobile - 3.0%
		AmeriCredit Automobile Receivables Trust
$	205,000	2.21%, 05/10/2021	$205,365
	550,000	3.41%, 10/08/2020(1)	555,234
	826,000	Capital Auto Receivables Asset Trust 1.72%, 01/22/2019	827,931
	115,000	Ford Credit Auto Owner Trust 1.27%, 12/15/2017	114,995
		Santander Drive Auto Receivables Trust
	202,000	2.36%, 04/15/2020	203,266
	620,000	2.44%, 04/15/2021	623,470
	525,000	2.74%, 01/15/2021	529,871
	200,000	Westlake Automobile Receivables Trust 2.24%, 04/15/2020(1)	199,350
	545,000	World Omni Auto Receivables Trust 1.06%, 09/15/2019	544,371

			3,803,853

		Asset-Backed - Finance & Insurance - 4.8%
	500,000	Atrium IX 1.94%, 02/28/2024(1)(2)	496,926
	250,000	Carlyle Global Market Strategies Ltd. 2.15%, 04/17/2025(1)(2)	249,794
	400,000	Cent CLO Ltd. 2.10%, 11/07/2026(1)(2)	398,944
	330,000	CIFC Funding 2012-II Ltd. 3.34%, 12/05/2024(1)(2)	323,986
	500,000	Dryden Senior Loan Fund 2.11%, 07/15/2026(1)(2)	499,600
	125,000	HSI Asset Securitization Corp. Trust 0.71%, 02/25/2036(2)	108,949
		Madison Park Funding Ltd.
	250,000	1.92%, 10/23/2025(1)(2)	247,715
	250,000	1.94%, 10/23/2025(1)(2)	247,919
		Magnetite CLO Ltd.
	500,000	2.11%, 04/15/2026(1)(2)	499,081
	500,000	2.59%, 07/25/2026(1)(2)	490,937
	263,059	Nationstar HECM Loan Trust 2.98%, 02/25/2026(1)	263,086
	250,000	Race Point CLO Ltd. 1.87%, 02/20/2025(1)(2)	247,259
	799,276	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	801,134
		Springleaf Funding Trust
	95,013	2.41%, 12/15/2022(1)	94,987
	875,000	3.16%, 11/15/2024(1)	875,992
	153,750	TAL Advantage LLC 2.83%, 02/22/2038(1)	145,116

			5,991,425

		Asset-Backed - Home Equity - 1.8%
	256,032	Ameriquest Mortgage Securities, Inc. 1.71%, 08/25/2033(2)	244,324
	231,195	Argent Securities, Inc. 1.49%, 10/25/2033(2)	225,863
	211,629	Asset Backed Securities Corp. Home Equity Loan Trust 0.95%, 08/25/2034(2)	189,696
		NRZ Advance Receivables Trust
	820,000	3.20%, 11/15/2047(1)	816,815
	815,000	3.30%, 08/17/2048(1)	819,903

			2,296,601

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.4% - (continued)
		Commercial Mortgage-Backed Securities - 8.5%
$	570,000	Banc of America Commercial Mortgage Trust 5.72%, 06/10/2049(2)	$586,788
	185,670	Bear Stearns Commercial Mortgage Securities Trust 5.33%, 02/11/2044	189,458
		Commercial Mortgage Trust
	725,000	3.96%, 03/10/2047	789,075
	286,972	5.44%, 03/10/2039	291,860
	95,000	Credit Suisse Commercial Mortgage Trust 5.54%, 01/15/2049(2)	96,528
		CSAIL Commercial Mortgage Trust
	2,300,000	3.50%, 06/15/2057	2,432,746
	1,500,000	3.72%, 08/15/2048	1,609,741
		FREMF Mortgage Trust
	153,000	3.48%, 11/25/2046(1)(2)	153,439
	165,000	4.38%, 06/25/2047(1)(2)	167,608
	200,000	4.69%, 10/25/2030(1)(2)	208,223
	720,752	4.77%, 01/25/2048(1)(2)	778,361
	400,000	JP Morgan Chase Commercial Mortgage Securities Trust 2.96%, 04/15/2046	414,046
		LB-UBS Commercial Mortgage Trust
	201,829	5.37%, 09/15/2039	203,379
	182,441	5.43%, 02/15/2040	185,885
	51,197	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	52,059
	623,000	Morgan Stanley Bank of America Merrill Lynch Trust 3.31%, 04/15/2048	648,806
	373,821	Morgan Stanley Re-Remic Trust 5.99%, 08/15/2045(1)(2)	381,332
		WFRBS Commercial Mortgage Trust
	675,000	3.61%, 11/15/2047	720,824
	633,000	4.10%, 03/15/2047	698,726

			10,608,884

		Whole Loan Collateral CMO - 6.3%
		Connecticut Avenue Securities
	369,603	2.59%, 09/25/2028(2)	369,989
	420,000	3.04%, 05/25/2024(2)	390,869
	675,000	3.44%, 07/25/2024(2)	639,034
	550,000	4.44%, 05/25/2025(2)	546,227
	300,000	4.84%, 01/25/2024(2)	305,756
	600,000	5.44%, 07/25/2025(2)	617,331
	525,129	GSR Mortgage Loan Trust 3.01%, 01/25/2036(2)	479,929
	91,821	IndyMac Index Mortgage Loan Trust 3.16%, 06/25/2036(2)	74,221
		LSTAR Securities Investment Trust
	231,089	2.43%, 05/01/2020(1)(2)	225,562
	231,823	2.43%, 08/01/2020(1)(2)	226,359
	851,065	2.44%, 04/01/2020(1)(2)	826,597
	59,670	Morgan Stanley Dean Witter Capital I 1.94%, 03/25/2033(2)	51,173
	166,518	MortgageIT Trust 1.08%, 02/25/2035(2)	157,908
	209,323	Residential Accredit Loans, Inc. 3.78%, 09/25/2035(2)	171,646
	133,356	Residential Funding Mortgage Securities, Inc. 3.00%, 09/25/2035(2)	123,780

The accompanying notes are an integral part of these financial statements.

147

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 24.4% - (continued)
		Whole Loan Collateral CMO - 6.3% - (continued)
$	69,449	Sequoia Mortgage Trust 0.90%, 02/20/2035(2)	$65,176
		Springleaf Mortgage Loan Trust
	200,447	2.31%, 06/25/2058(1)(2)	200,470
	155,172	3.52%, 12/25/2065(1)(2)	155,475
	350,000	SPS Servicer Advance Receivables Trust 2.62%, 01/15/2047(1)	349,105
	575,826	Thornburg Mortgage Securities Trust 2.53%, 04/25/2045(2)	567,296
		Towd Point Mortgage Trust
	139,003	2.75%, 04/25/2055(1)(2)	139,135
	1,006,217	2.75%, 04/26/2055(1)(2)	1,005,976
	178,694	3.00%, 03/25/2054(1)(2)	180,306

			7,869,320

		Total Asset & Commercial Mortgage Backed Securities (cost $30,321,238)	$30,570,083

U.S. GOVERNMENT AGENCIES - 88.8%
		FHLMC - 39.2%
	24,975	0.00%, 11/15/2036(3)(4)	$22,628
	695,000	1.71%, 07/25/2041(2)(5)	64,453
	2,250,000	1.81%, 11/25/2040(2)(5)	219,991
	1,150,384	1.88%, 07/25/2028(2)	1,150,384
	250,000	2.94%, 08/25/2024(2)	254,440
	256,160	3.00%, 03/15/2033(5)	32,700
	379,919	3.00%, 06/01/2035	394,799
	585,875	3.00%, 11/01/2035	607,923
	821,834	3.00%, 04/01/2036	852,711
	684,319	3.00%, 04/01/2043	702,288
	1,472,326	3.00%, 12/01/2043	1,510,483
	838,801	3.00%, 08/01/2045	860,182
	290,713	3.00%, 09/01/2045	298,123
	425,880	3.00%, 10/01/2045	436,736
	985,622	3.00%, 12/01/2045	1,010,746
	3,425,000	3.00%, 05/01/2046(6)	3,509,019
	1,050,000	3.04%, 12/25/2027(2)	1,056,917
	775,000	3.09%, 03/25/2028(2)	788,917
	565,000	3.23%, 05/25/2028(2)	575,765
	4,545,738	3.50%, 01/01/2046	4,765,675
	1,586,911	3.50%, 02/01/2046	1,663,691
	6,979,510	3.50%, 03/01/2046	7,317,200
	4,874,929	3.50%, 04/01/2046	5,110,793
	925,000	3.50%, 05/01/2046(6)	968,883
	542,621	4.00%, 07/15/2027(5)	58,439
	5,200,000	4.00%, 05/01/2046(6)	5,552,625
	300,000	4.04%, 04/25/2024(2)	292,843
	1,837,549	4.50%, 07/01/2042	2,008,148
	3,750,000	4.50%, 05/01/2046(6)	4,078,341
	763,518	5.00%, 05/01/2039	845,107
	1,203,163	5.00%, 08/01/2039	1,324,987
	449,582	5.00%, 07/01/2041	494,967
	100,000	5.00%, 05/01/2046(6)	109,959
	88,316	5.50%, 08/15/2033	98,139

			49,039,002

		FNMA - 31.9%
	178,629	0.00%, 06/25/2036(3)(4)	158,848
	334,666	1.75%, 04/25/2055(2)(5)	21,460

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 88.8% - (continued)
		FNMA - 31.9% - (continued)
$	786,023	1.85%, 06/25/2055(2)(5)	$52,044
	1,267,972	1.94%, 08/25/2044(2)(5)	87,875
	335,000	2.00%, 02/25/2043	293,808
	50,000	2.44%, 01/01/2023	51,095
	250,265	2.48%, 08/01/2022	257,185
	70,959	2.50%, 06/25/2028(5)	6,548
	1,900,000	2.50%, 05/01/2031(6)	1,952,584
	1,800,000	2.50%, 06/01/2031(6)	1,846,441
	420,000	2.50%, 03/25/2043	388,243
	4,720	2.66%, 09/01/2022	4,896
	100,000	2.68%, 05/01/2025	102,741
	469,732	2.71%, 12/01/2027	475,177
	1,190,847	2.87%, 10/01/2025	1,241,539
	950,000	2.95%, 10/01/2025	994,379
	355,227	2.95%, 01/01/2028	364,938
	975,000	2.99%, 11/01/2025	1,023,196
	190,166	3.00%, 04/25/2028(5)	20,026
	2,307,702	3.00%, 03/01/2031	2,412,422
	1,150,000	3.00%, 05/01/2031(6)	1,201,196
	96,893	3.00%, 12/01/2035	100,625
	1,250,000	3.18%, 10/01/2025	1,329,304
	15,000	3.34%, 04/01/2024	16,105
	990,000	3.38%, 12/01/2029	1,041,137
	83,419	3.45%, 01/01/2024	89,872
	4,907	3.47%, 01/01/2024	5,306
	2,863,583	3.50%, 11/01/2026	3,032,563
	104,786	3.50%, 05/25/2030(5)	12,941
	1,678,300	3.50%, 01/01/2046	1,760,357
	1,482,769	3.50%, 02/01/2046	1,554,378
	3,075,852	3.50%, 03/01/2046	3,224,398
	249,379	3.54%, 02/01/2024	270,603
	14,469	3.67%, 08/01/2023	15,785
	5,000	3.76%, 03/01/2024	5,497
	5,000	3.86%, 12/01/2025	5,574
	14,464	3.87%, 10/01/2025	16,087
	14,719	3.89%, 05/01/2030	16,013
	15,286	3.93%, 10/01/2023	16,962
	112,037	3.96%, 05/01/2034	121,006
	10,000	3.97%, 05/01/2029	11,079
	700,000	4.00%, 05/01/2031(6)	729,074
	1,031,689	4.00%, 12/01/2040	1,107,119
	247,504	4.00%, 03/01/2041	265,219
	65,825	4.00%, 03/25/2042(5)	9,943
	592,075	4.00%, 12/01/2045	633,658
	598,360	4.00%, 02/01/2046	640,462
	8,125,000	4.00%, 05/01/2046(6)	8,679,625
	9,485	4.06%, 10/01/2028	10,858
	495,292	4.06%, 03/01/2030	563,512
	144,585	4.50%, 07/25/2027(5)	15,800
	166,949	4.50%, 08/01/2041	184,092
	56,615	4.50%, 09/01/2041	61,774
	425,000	4.50%, 05/01/2046(6)	462,735
	86,587	5.46%, 05/25/2042(2)(5)	10,342
	800,000	5.50%, 05/01/2046(6)	895,906

			39,872,352

		GNMA - 17.7%
	548,176	2.14%, 04/20/2040	482,971
	98,815	3.00%, 08/15/2045	102,321
	10,600,000	3.00%, 05/01/2046(6)	10,975,969
	3,075,000	3.50%, 05/01/2046(6)	3,247,849

The accompanying notes are an integral part of these financial statements.

148

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 88.8% - (continued)
		GNMA - 17.7% - (continued)
$	2,600,280	4.00%, 04/16/2026(5)	$296,985
	58,288	4.00%, 05/16/2042(5)	8,292
	83,799	4.00%, 01/20/2044(5)	18,830
	2,500,000	4.00%, 05/01/2046(6)	2,668,067
	251,437	4.50%, 09/16/2040	289,873
	100,020	4.50%, 09/20/2041	108,806
	60,417	4.50%, 05/20/2044	64,916
	114,980	4.50%, 10/20/2044	123,533
	275,000	4.50%, 05/01/2046(6)	294,927
	252,355	5.00%, 05/20/2034	283,447
	69,176	5.00%, 07/15/2039	77,865
	639,908	5.00%, 04/20/2041	829,798
	63,949	5.00%, 06/15/2041	71,142
	306,960	5.00%, 10/16/2041(5)	52,475
	63,083	5.00%, 03/15/2044	70,233
	600,000	5.00%, 05/01/2046(6)	661,336
	741,513	5.50%, 05/20/2038	834,856
	132,621	5.50%, 03/16/2039	148,526
	42,564	6.00%, 01/15/2039	47,985
	301,942	6.00%, 09/15/2040	340,324

			22,101,326

		Total U.S. Government Agencies (cost $110,160,355)	$111,012,680

U.S. GOVERNMENT SECURITIES - 3.3%
		U.S. Treasury Securities - 3.3%
		U.S. Treasury Notes - 3.3%
	4,150,000	U.S. Treasury Notes 1.63%, 02/15/2026	$4,078,023

			4,078,023

		Total U.S. Government Securities (cost $4,060,191)	$4,078,023

		Total Long-Term Investments (cost $144,541,784)	$145,660,786

SHORT-TERM INVESTMENTS - 21.6%
		Other Investment Pools & Funds - 21.6%
	26,981,505	Fidelity Money Market Class 1	$26,981,505

		Total Short-Term Investments (cost $26,981,505)	$26,981,505

Total Investments (cost $171,523,289)^	138.1%	$172,642,291
Other Assets and Liabilities	(38.1)%	(47,664,381)

Total Net Assets	100.0%	$124,977,910

The accompanying notes are an integral part of these financial statements.

149

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$1,245,746
Unrealized Depreciation	(126,744)

Net Unrealized Appreciation	$1,119,002

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $13,271,726, which represents 10.6% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	Securities disclosed are principal-only strips.

(4)	Security is a zero-coupon bond.

(5)	Securities disclosed are interest-only strips.

(6)	Represents or includes a TBA transaction.

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	8	06/21/2016	$1,040,080	$1,040,500	$420
U.S. Treasury 5-Year Note Future	12	06/30/2016	1,441,896	1,450,969	9,073
U.S. Treasury Long Bond Future	3	06/21/2016	493,813	489,937	(3,876)
U.S. Treasury Ultra Long Term Bond Future	28	06/21/2016	4,837,663	4,797,625	(40,038)

Total					$(34,421)

Short position contracts:
U.S. Treasury 2-Year Note Future	19	06/30/2016	$4,154,262	$4,153,875	$387

Total futures contracts					$(34,034)

TBA Sale Commitments Outstanding at April 30, 2016
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$3,500,000	05/01/2046	$(3,585,859)	$(15,039)
FNMA, 3.00%	3,515,000	05/01/2046	(3,603,287)	3,303
FNMA, 3.50%	1,570,000	05/01/2031	(1,659,907)	(3,311)
FNMA, 3.50%	10,900,000	05/01/2046	(11,422,860)	(513)
FNMA, 4.50%	2,225,000	05/01/2046	(2,422,556)	(5,003)
FNMA, 5.00%	2,200,000	05/01/2046	(2,434,868)	(4,899)

Total (proceeds $25,103,875)			$(25,129,337)	$(25,462)

At April 30, 2016, the aggregate market value of these securities represents (20.1)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

150

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

151

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$30,570,083	$—	$30,570,083	$—
U.S. Government Agencies	111,012,680	—	111,012,680	—
U.S. Government Securities	4,078,023	—	4,078,023	—
Short-Term Investments	26,981,505	26,981,505	—	—
Futures Contracts(2)	9,880	9,880	—	—

Total	$172,652,171	$26,991,385	$145,660,786	$—

Liabilities
Futures Contracts(2)	$(43,914)	$(43,914)	$—	$—
TBA Sale Commitments	(25,129,337)	—	(25,129,337)	—

Total	$(25,173,251)	$(43,914)	$(25,129,337)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$104,992	$104,992
Purchases	—	—
Sales	(105,000)	(105,000)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	8	8
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $8.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

152

The Hartford Short Duration Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.9%
		Asset-Backed - Automobile - 1.7%
		AmeriCredit Automobile Receivables Trust
$	1,290,000	1.60%, 07/08/2019	$1,290,527
	380,000	1.81%, 10/08/2020	382,040
	2,000,000	2.72%, 09/09/2019	2,020,281
	395,000	CarMax Auto Owner Trust 1.50%, 08/15/2018	395,761
	382,474	Chesapeake Funding LLC 0.89%, 01/07/2025(1)(2)	382,260
	115,972	Chrysler Capital Auto Receivables Trust 0.91%, 04/16/2018(1)	115,954
		Credit Acceptance Automotive Loan Trust
	541,210	1.50%, 04/15/2021(1)	540,980
	1,380,000	1.55%, 10/15/2021(1)	1,380,211
	220,747	First Investors Auto Owner Trust 1.23%, 03/15/2019(1)	220,559
	1,905,000	GM Financial Automobile Leasing Trust 2.14%, 06/20/2019	1,893,961
	1,415,000	Honda Auto Receivables Owner Trust 1.46%, 10/15/2020	1,419,268
	1,595,000	M&T Bank Automotive Receivables Trust 1.57%, 08/15/2018(1)	1,597,743
	920,000	Prestige Automotive Receivables Trust 1.52%, 04/15/2020(1)	919,919
	1,960,000	Santander Drive Automotive Receivables Trust 3.64%, 05/15/2018	1,978,078

			14,537,542

		Asset-Backed - Credit Card - 0.2%
	455,000	American Express Credit Account Master Trust 0.98%, 05/15/2019	455,380
	1,645,000	Synchrony Credit Card Master Note Trust 2.04%, 03/15/2022	1,656,109

			2,111,489

		Asset-Backed - Finance & Insurance - 6.5%
		Ally Master Owner Trust
	3,900,000	1.43%, 06/17/2019	3,899,169
	2,695,000	1.54%, 09/15/2019	2,698,780
	3,000,000	American Tower Trust I 1.55%, 03/15/2043(1)	2,996,156
		Apidos CLO
	2,250,000	1.73%, 04/15/2025(1)(2)	2,221,002
	1,495,000	2.13%, 04/17/2026(1)(2)	1,492,258
		Carlyle Global Market Strategies Ltd.
	870,000	1.78%, 04/18/2025(1)(2)	861,176
	2,750,000	2.73%, 07/20/2023(1)(2)	2,736,390
	1,500,000	Cent CLO Ltd. 2.12%, 01/25/2026(1)(2)	1,485,636
		CIFC Funding Ltd.
	2,125,000	1.78%, 04/16/2025(1)(2)	2,095,692
	2,180,000	2.41%, 08/14/2024(1)(2)	2,148,453
	509,850	DB Master Finance LLC 3.26%, 02/20/2045(1)	503,375
	1,460,000	Dryden Senior Loan Fund 1.98%, 04/18/2026(1)(2)	1,452,875
	117,766	First Franklin Mortgage Loan Trust 1.08%, 05/25/2035(2)	117,472
	435,000	Ford Credit Floorplan Master Owner Trust A 1.40%, 02/15/2019	433,423
	1,700,000	Gramercy Park CLO Ltd. 2.53%, 07/17/2023(1)(2)	1,687,726

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.9% - (continued)
		Asset-Backed - Finance & Insurance - 6.5% - (continued)
$	54,018	Hasco NIM Cayman Co. 6.25%, 12/26/2035*(1)(3)	$—
	2,000,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(1)(2)	1,976,014
	2,000,000	Limerock CLO 2.13%, 04/18/2026(1)(2)	1,984,362
	180,481	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046*(1)(3)	—
	4,680,000	Magnetite CLO Ltd. 2.59%, 07/25/2026(1)(2)	4,595,170
	2,670,000	MMAF Equipment Finance LLC 1.59%, 02/08/2022(1)	2,660,853
	734,752	Nationstar HECM Loan Trust 2.98%, 02/25/2026(1)	734,826
	1,470,000	Neuberger Berman CLO Ltd. 2.10%, 04/15/2026(1)(2)	1,465,862
	2,500,000	Octagon Investment Partners Ltd. 1.75%, 07/17/2025(1)(2)	2,453,745
	1,540,000	Ocwen Master Advance Receivables Trust 3.21%, 11/15/2047(1)	1,540,253
	2,500,000	Race Point CLO Ltd. 2.48%, 05/24/2023(1)(2)	2,460,238
	2,060,000	SBA Tower Trust 2.90%, 10/15/2044(1)	2,066,924
	1,835,485	Springleaf Funding Trust 2.41%, 12/15/2022(1)	1,834,966
	46,563	Structured Asset Investment Loan Trust 1.01%, 04/25/2035(2)	46,555
	514,325	Structured Asset Securities Corp. 0.59%, 02/25/2036(2)	511,069
	4,035,000	Symphony CLO L.P. 2.19%, 01/09/2023(1)(2)	3,973,971
	1,455,000	Voya CLO Ltd. 2.13%, 04/18/2026(1)(2)	1,449,406

			56,583,797

		Asset-Backed - Home Equity - 0.5%
	909,433	Accredited Mortgage Loan Trust 1.12%, 01/25/2035(2)	893,768
	524,796	Aegis Asset Backed Securities Trust 1.54%, 09/25/2034(2)	519,800
	1,065,932	Home Equity Asset Trust 1.08%, 11/25/2034(2)	1,064,791
	1,395,474	Morgan Stanley Capital I Trust 1.20%, 01/25/2035(2)	1,376,753
	107,852	Renaissance Home Equity Loan Trust 9.79%, 04/25/2037*(1)(2)	1
	618,689	Residential Asset Securities Corp. 5.37%, 07/25/2034(2)	636,728

			4,491,841

		Commercial Mortgage - Backed Securities - 2.9%
	3,827,032	Bayview Commercial Asset Trust 0.00%, 01/25/2037(1)(2)(4)	383
	2,927,239	CBA Commercial Small Balance Commercial Mortgage 0.14%, 01/25/2039(1)(2)(4)	—
	2,683,293	CD Mortgage Trust 5.89%, 11/15/2044(2)	2,797,724
	586,469	Citigroup Commercial Mortgage Trust 0.69%, 09/10/2045	584,847

The accompanying notes are an integral part of these financial statements.

153

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.9% - (continued)
		Commercial Mortgage - Backed Securities - 2.9% - (continued)
$	2,669,066	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	$2,714,253
		COMM Mortgage Trust
	378,300	0.70%, 10/15/2045	377,431
	783,314	1.28%, 08/10/2046	781,784
	85,415	1.34%, 07/10/2045	85,402
	104,602	Commercial Mortgage Pass-Through Certificates 0.67%, 10/15/2045	104,468
	1,490,994	Credit Suisse Mortgage Capital Certificates 5.47%, 09/15/2039	1,495,205
		DBUBS Mortgage Trust
	1,192,724	1.10%, 11/10/2046(1)(2)(4)	30,374
	964,889	3.64%, 08/10/2044	965,268
	50,430	3.74%, 11/10/2046(1)	50,731
	2,320,000	FREMF Mortgage Trust 3.08%, 10/25/2047(1)(2)	2,340,549
	313,345	GS Mortgage Securities Corp. II 0.66%, 11/10/2045	312,889
	469,940	GS Mortgage Securities Trust 1.21%, 07/10/2046	469,089
	1,196,863	Hilton USA Trust 1.44%, 11/05/2030(1)(2)	1,196,095
		JP Morgan Chase Commercial Mortgage Securities Trust
	641,625	1.30%, 01/15/2046	640,926
	53,484	3.85%, 06/15/2043(1)	53,431
	1,719,454	3.91%, 05/05/2030(1)	1,840,577
	235,979	6.15%, 04/17/2045(2)	235,738
	81,374	Merrill Lynch Mortgage Trust 6.03%, 06/12/2050(2)	81,330
	563,165	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.38%, 08/12/2048	572,645
	119,570	Morgan Stanley Bank of America Merrill Lynch Trust 0.66%, 11/15/2045	119,366
	732,282	Morgan Stanley Capital I Trust 3.22%, 07/15/2049	733,930
	996,400	Morgan Stanley Reremic Trust 1.00%, 03/27/2051(1)	983,198
	821,302	UBS-Barclays Commercial Mortgage Trust 0.73%, 08/10/2049	817,782
		Wachovia Bank Commercial Mortgage Trust
	2,842,149	5.31%, 11/15/2048	2,888,449
	752,031	5.48%, 04/15/2047	753,293
	758,293	WF-RBS Commercial Mortgage Trust 0.67%, 11/15/2045	754,913

			24,782,070

		Whole Loan Collateral CMO - 1.1%
		Connecticut Avenue Securities
	1,288,282	1.39%, 05/25/2024(2)	1,277,954
	2,264,671	1.64%, 07/25/2024(2)	2,263,954
	1,015,305	New Residential Mortgage Loan Trust 3.75%, 03/25/2056(1)	1,046,262
	249,321	Springleaf Mortgage Loan Trust 1.27%, 06/25/2058(1)(2)	248,010

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 12.9% - (continued)
		Whole Loan Collateral CMO - 1.1% - (continued)
		Towd Point Mortgage Trust
$	1,067,710	2.75%, 02/25/2055(1)(2)	$1,061,407
	1,134,442	2.75%, 04/25/2055(1)(2)	1,135,520
	1,170,020	2.75%, 04/26/2055(1)(2)	1,169,740
	991,196	2.75%, 05/25/2055(1)(2)	991,960

			9,194,807

		Total Asset & Commercial Mortgage Backed Securities (cost $113,383,482)	$111,701,546

CORPORATE BONDS - 56.6%
		Aerospace/Defense - 0.1%
	365,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	$370,406

		Agriculture - 0.3%
	2,000,000	Imperial Brands Finance plc 2.05%, 02/11/2018(1)	2,011,236
		Reynolds American, Inc.
	180,000	2.30%, 08/21/2017	182,254
	644,000	3.25%, 06/12/2020	675,300

			2,868,790

		Auto Manufacturers - 4.2%
		American Honda Finance Corp.
	675,000	1.60%, 02/16/2018(1)	679,656
	2,500,000	1.70%, 02/22/2019	2,528,760
		Daimler Finance NA LLC
	2,000,000	1.88%, 01/11/2018(1)	2,013,480
	2,500,000	2.25%, 09/03/2019(1)	2,540,628
		Ford Motor Credit Co. LLC
	3,500,000	2.02%, 05/03/2019	3,500,000
	2,000,000	2.46%, 03/27/2020	2,013,202
	2,500,000	General Motors Co. 3.50%, 10/02/2018	2,579,647
	2,500,000	General Motors Financial Co., Inc. 3.20%, 07/13/2020	2,535,410
		Harley-Davidson Financial Services, Inc.
	840,000	2.40%, 09/15/2019(1)	855,583
	2,500,000	2.85%, 01/15/2021(1)	2,585,197
		Hyundai Capital America
	2,500,000	2.13%, 10/02/2017(1)	2,511,083
	2,490,000	2.60%, 03/19/2020(1)	2,503,063
		Nissan Motor Acceptance Corp.
	2,500,000	2.35%, 03/04/2019(1)	2,540,960
	1,250,000	2.55%, 03/08/2021(1)	1,279,410
	1,250,000	PACCAR Financial Corp. 1.65%, 02/25/2019	1,257,735
		Toyota Motor Credit Corp.
	1,500,000	2.00%, 10/24/2018	1,527,684
	2,000,000	2.13%, 07/18/2019	2,046,266
	750,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(1)	751,091

			36,248,855

		Auto Parts & Equipment - 0.2%
	500,000	Delphi Automotive plc 3.15%, 11/19/2020	509,309
	1,200,000	Johnson Controls, Inc. 1.40%, 11/02/2017	1,198,127

			1,707,436

The accompanying notes are an integral part of these financial statements.

154

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Beverages - 1.0%
$	4,000,000	Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	$4,108,172
	1,210,000	Constellation Brands, Inc. 7.25%, 09/01/2016	1,229,662
	1,000,000	Pernod Ricard S.A. 2.95%, 01/15/2017(1)	1,010,680
	2,500,000	SABMiller Holdings, Inc. 1.33%, 08/01/2018(1)(2)	2,492,210

			8,840,724

		Biotechnology - 0.6%
	1,500,000	Amgen, Inc. 2.13%, 05/01/2020	1,510,254
	1,055,000	Biogen, Inc. 2.90%, 09/15/2020	1,093,281
	2,000,000	Celgene Corp. 2.88%, 08/15/2020	2,071,360

			4,674,895

		Chemicals - 0.4%
	1,310,000	CF Industries, Inc. 7.13%, 05/01/2020	1,505,129
	375,000	Ecolab, Inc. 1.45%, 12/08/2017	375,200
	1,820,000	Monsanto Co. 2.13%, 07/15/2019	1,845,671

			3,726,000

		Commercial Banks - 20.7%
	2,250,000	Abbey National Treasury Services plc 2.38%, 03/16/2020	2,262,310
		ABN Amro Bank N.V.
	1,000,000	2.45%, 06/04/2020(1)	1,012,568
	1,429,000	4.25%, 02/02/2017(1)	1,455,402
		Bank of America Corp.
	2,500,000	2.25%, 04/21/2020	2,493,727
	3,000,000	2.60%, 01/15/2019	3,052,152
	2,000,000	2.63%, 10/19/2020	2,018,074
	2,000,000	2.63%, 04/19/2021	2,013,340
	2,500,000	2.65%, 04/01/2019	2,550,925
	1,500,000	Bank of Montreal 2.38%, 01/25/2019	1,531,186
		Bank of New York Mellon Corp.
	1,750,000	2.20%, 05/15/2019	1,783,743
	1,500,000	2.30%, 09/11/2019	1,534,120
		Bank of Nova Scotia
	1,500,000	1.38%, 12/18/2017	1,502,493
	1,000,000	1.95%, 01/15/2019	1,010,039
	3,250,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 2.35%, 09/08/2019(1)	3,281,990
	3,000,000	Banque Federative du Credit Mutuel S.A. 2.00%, 04/12/2019(1)	3,011,136
		Barclays plc
	2,500,000	2.75%, 11/08/2019	2,500,957
	1,850,000	2.88%, 06/08/2020	1,843,072
	2,625,000	3.25%, 01/12/2021	2,643,677
		BB&T Corp.
	1,245,000	1.49%, 06/15/2018(2)	1,245,392
	815,000	1.60%, 08/15/2017	818,850
		BNP Paribas S.A.
	1,500,000	2.38%, 05/21/2020	1,519,365
	2,000,000	2.70%, 08/20/2018	2,050,986

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Commercial Banks - 20.7% - (continued)
		BPCE S.A.
$	1,390,000	2.50%, 12/10/2018	$1,415,715
	1,650,000	2.50%, 07/15/2019	1,674,856
	1,190,000	Capital One Financial Corp. 2.45%, 04/24/2019	1,203,674
		CIT Group, Inc.
	2,500,000	4.25%, 08/15/2017	2,535,937
	1,250,000	5.00%, 05/15/2017	1,275,781
		Citigroup, Inc.
	2,000,000	2.40%, 02/18/2020	2,015,738
	965,000	2.50%, 07/29/2019	981,212
	3,000,000	2.55%, 04/08/2019	3,055,212
	1,500,000	2.65%, 10/26/2020	1,518,302
		Citizens Bank NA/Providence RI
	3,250,000	2.45%, 12/04/2019	3,274,073
	1,165,000	2.50%, 03/14/2019	1,178,165
	1,555,000	Compass Bank 2.75%, 09/29/2019	1,559,872
	1,650,000	Cooperatieve Rabobank UA 2.50%, 01/19/2021	1,675,570
	1,800,000	Credit Agricole S.A. 2.75%, 06/10/2020(1)	1,843,040
	2,000,000	Credit Suisse Group Funding Guernsey Ltd. 3.45%, 04/16/2021(1)	2,020,684
	1,250,000	Credit Suisse New York 1.70%, 04/27/2018	1,249,149
	1,250,000	Danske Bank A/S 2.80%, 03/10/2021(1)	1,281,095
	2,000,000	Deutsche Bank AG/London 1.88%, 02/13/2018	1,997,406
	2,600,000	Discover Bank/Greenwood 3.10%, 06/04/2020	2,648,698
	4,250,000	Fifth Third Bancorp 2.38%, 04/25/2019	4,319,203
		Goldman Sachs Group, Inc.
	2,000,000	1.72%, 11/15/2018(2)	2,004,992
	1,000,000	2.55%, 10/23/2019	1,015,253
	1,850,000	2.60%, 04/23/2020	1,872,544
	660,000	2.63%, 04/25/2021	663,671
	545,000	2.75%, 09/15/2020	553,177
	1,005,000	2.88%, 02/25/2021	1,021,132
	1,150,000	HSBC Holdings plc 3.40%, 03/08/2021	1,191,157
		HSBC USA, Inc.
	2,090,000	1.63%, 01/16/2018	2,089,469
	1,550,000	2.35%, 03/05/2020	1,563,804
	1,700,000	Huntington Bancshares Inc. 3.15%, 03/14/2021	1,742,007
	1,785,000	Huntington National Bank 2.20%, 04/01/2019	1,782,465
	2,395,000	ING Bank N.V. 2.50%, 10/01/2019(1)	2,430,412
	3,500,000	Intesa Sanpaolo S.p.A. 3.88%, 01/15/2019	3,625,629
		JP Morgan Chase & Co.
	1,100,000	1.63%, 05/15/2018	1,102,290
	3,000,000	1.70%, 03/01/2018	3,012,273
	3,000,000	2.25%, 01/23/2020	3,021,966
	3,000,000	2.55%, 03/01/2021	3,042,096
	1,500,000	2.75%, 06/23/2020	1,536,060

The accompanying notes are an integral part of these financial statements.

155

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Commercial Banks - 20.7% - (continued)
		KeyBank NA
$	1,000,000	1.65%, 02/01/2018	$1,001,249
	1,350,000	2.35%, 03/08/2019	1,366,320
	2,000,000	2.50%, 12/15/2019	2,028,106
		Lloyds Bank plc
	800,000	1.75%, 05/14/2018	800,505
	980,000	2.30%, 11/27/2018	993,059
	1,000,000	2.40%, 03/17/2020	1,011,933
		Manufacturers & Traders Trust Co.
	1,045,000	1.65%, 12/28/2020(2)	1,022,882
	2,500,000	2.25%, 07/25/2019	2,533,095
	1,500,000	Mizuho Financial Group, Inc. 2.63%, 04/12/2021(1)	1,500,794
		Morgan Stanley
	1,290,000	2.20%, 12/07/2018	1,301,320
	920,000	2.50%, 04/21/2021	921,739
	1,500,000	2.65%, 01/27/2020	1,521,752
	1,750,000	5.63%, 09/23/2019	1,947,802
	1,500,000	6.63%, 04/01/2018	1,636,314
	1,750,000	National Bank of Canada 2.10%, 12/14/2018	1,769,332
		PNC Bank NA
	1,750,000	2.25%, 07/02/2019	1,784,072
	1,500,000	2.45%, 11/05/2020	1,527,482
		Royal Bank of Canada
	2,000,000	1.63%, 04/15/2019	2,003,014
	1,250,000	2.00%, 12/10/2018	1,265,830
	1,500,000	2.50%, 01/19/2021	1,532,758
	850,000	Santander Bank NA 2.00%, 01/12/2018	846,574
	1,115,000	Santander Holdings USA, Inc. 2.65%, 04/17/2020	1,111,036
		Skandinaviska Enskilda Banken AB
	1,250,000	1.75%, 03/19/2018(1)	1,248,465
	1,400,000	2.63%, 11/17/2020(1)	1,428,188
	1,200,000	Societe Generale S.A. 2.63%, 10/01/2018	1,228,019
	3,000,000	Standard Chartered plc 2.40%, 09/08/2019(1)	2,992,899
	2,200,000	Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020	2,239,497
		SunTrust Banks, Inc.
	1,750,000	2.50%, 05/01/2019	1,779,801
	895,000	2.90%, 03/03/2021	910,492
		Svenska Handelsbanken AB
	2,000,000	2.25%, 06/17/2019	2,038,594
	1,500,000	2.45%, 03/30/2021	1,526,384
	1,800,000	Swedbank AB 1.75%, 03/12/2018(1)	1,800,700
		Toronto-Dominion Bank
	1,500,000	2.13%, 04/07/2021	1,504,349
	2,000,000	2.50%, 12/14/2020	2,041,330
		UBS Group Funding Jersey Ltd.
	1,000,000	2.95%, 09/24/2020(1)	1,008,955
	1,750,000	3.00%, 04/15/2021(1)	1,755,523
		Wells Fargo & Co.
	2,035,000	1.50%, 01/16/2018	2,043,750
	2,000,000	2.13%, 04/22/2019	2,036,132
	1,875,000	2.15%, 01/30/2020	1,896,465
	2,500,000	2.50%, 03/04/2021	2,539,885

			178,575,679

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Commercial Services - 0.6%
$	195,000	Catholic Health Initiatives 1.60%, 11/01/2017	$195,465
	1,870,000	ERAC USA Finance LLC 2.35%, 10/15/2019(1)	1,887,071
		Total System Services, Inc.
	2,075,000	2.38%, 06/01/2018	2,076,025
	540,000	3.80%, 04/01/2021	560,550

			4,719,111

		Construction Materials - 0.2%
	2,000,000	Fortune Brands Home & Security, Inc. 3.00%, 06/15/2020	2,033,942

		Diversified Financial Services - 3.4%
	1,665,000	AerCap Ireland Capital Ltd./AerCap Global Aviation Trust 2.75%, 05/15/2017	1,665,000
	2,705,000	Air Lease Corp. 2.13%, 01/15/2018	2,671,187
	2,000,000	American Express Credit Corp. 2.25%, 08/15/2019	2,033,866
	2,500,000	Capital One Bank USA NA 2.30%, 06/05/2019	2,494,650
	1,150,000	Credit Agricole S.A. 2.38%, 07/01/2021(1)	1,151,320
	3,130,000	GE Capital International Funding Co. 2.34%, 11/15/2020(1)	3,202,353
	1,217,000	General Electric Co. 2.20%, 01/09/2020	1,249,490
	1,750,000	International Lease Finance Corp. 6.75%, 09/01/2016(1)	1,774,063
	2,025,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(1)	2,015,823
	2,500,000	Macquarie Group Ltd. 3.00%, 12/03/2018(1)	2,565,330
	1,700,000	National Rural Utilities Cooperative Finance Corp. 1.65%, 02/08/2019	1,713,342
	2,365,000	Protective Life Global Funding 1.72%, 04/15/2019(1)	2,368,455
	1,350,000	Societe Generale S.A. 2.50%, 04/08/2021(1)	1,360,303
		Synchrony Financial
	610,000	2.70%, 02/03/2020	610,071
	2,255,000	3.00%, 08/15/2019	2,287,997

			29,163,250

		Electric - 1.1%
	1,000,000	Ameren Illinois Co. 9.75%, 11/15/2018	1,193,815
	500,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	499,476
	1,200,000	Commonwealth Edison Co. 6.95%, 07/15/2018	1,324,897
	2,500,000	Dominion Resources, Inc. 2.50%, 12/01/2019	2,543,817
	1,055,000	Eversource Energy 2.50%, 03/15/2021	1,076,007
	805,000	Exelon Corp. 2.85%, 06/15/2020	821,503
	1,520,000	NextEra Energy Capital Holdings, Inc. 2.30%, 04/01/2019	1,538,374

			8,997,889

The accompanying notes are an integral part of these financial statements.

156

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Electronics - 0.2%
$	630,000	Arrow Electronics, Inc. 3.00%, 03/01/2018	$638,672
	1,225,000	Thermo Fisher Scientific, Inc. 1.30%, 02/01/2017	1,224,906

			1,863,578

		Engineering & Construction - 0.3%
		SBA Tower Trust
	1,300,000	2.24%, 04/15/2043(1)	1,292,208
	1,310,000	2.93%, 12/15/2042(1)	1,312,737

			2,604,945

		Food - 1.2%
	330,000	JM Smucker Co. 2.50%, 03/15/2020	336,970
		Kraft Heinz Foods Co.
	2,000,000	2.00%, 07/02/2018(1)	2,020,182
	1,425,000	2.80%, 07/02/2020(1)	1,466,408
		Kroger Co.
	540,000	2.60%, 02/01/2021	555,814
	1,250,000	7.00%, 05/01/2018	1,374,721
	3,000,000	Mondelez International, Inc. 1.16%, 02/01/2019(2)	2,970,765
	1,195,000	Tyson Foods, Inc. 2.65%, 08/15/2019	1,226,721
	720,000	Wm Wrigley Jr Co. 1.40%, 10/21/2016(1)	721,548

			10,673,129

		Forest Products & Paper - 0.3%
	2,650,000	Georgia-Pacific LLC 2.54%, 11/15/2019(1)	2,695,554

		Healthcare-Products - 0.7%
	1,650,000	Becton Dickinson and Co. 2.68%, 12/15/2019	1,693,110
	1,680,000	Medtronic, Inc. 2.50%, 03/15/2020	1,736,960
	2,750,000	Zimmer Biomet Holdings, Inc. 2.00%, 04/01/2018	2,772,096

			6,202,166

		Healthcare-Services - 1.6%
	2,135,000	Aetna, Inc. 1.50%, 11/15/2017	2,142,665
		Anthem, Inc.
	4,000,000	2.25%, 08/15/2019	4,015,528
	1,000,000	2.38%, 02/15/2017	1,007,800
	1,810,000	Dignity Health 2.64%, 11/01/2019	1,851,657
	690,000	Humana, Inc. 2.63%, 10/01/2019	705,165
		Laboratory Corp. of America Holdings
	1,411,000	2.20%, 08/23/2017	1,420,008
	590,000	2.63%, 02/01/2020	595,977
		UnitedHealth Group, Inc.
	1,525,000	2.13%, 03/15/2021	1,539,114
	835,000	2.70%, 07/15/2020	870,109

			14,148,023

		Holding Companies-Diversified - 0.3%
	2,500,000	Hutchison Whampoa International Ltd. 1.63%, 10/31/2017(1)	2,499,518

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Home Furnishings - 0.3%
		Whirlpool Corp.
$	1,235,000	1.35%, 03/01/2017	$1,239,100
	1,400,000	2.40%, 03/01/2019	1,424,856

			2,663,956

		Housewares - 0.1%
	355,000	Newell Brands, Inc. 2.05%, 12/01/2017	357,561

		Insurance - 2.7%
	4,000,000	American International Group, Inc. 2.30%, 07/16/2019	4,048,464
	1,705,000	Berkshire Hathaway, Inc. 2.20%, 03/15/2021	1,750,815
	775,000	Chubb INA Holdings, Inc. 2.30%, 11/03/2020	793,038
		Marsh & McLennan Cos., Inc.
	985,000	2.35%, 09/10/2019	992,271
	770,000	2.55%, 10/15/2018	784,132
	2,300,000	MassMutual Global Funding II 2.00%, 04/15/2021(1)	2,308,595
	1,480,000	Metropolitan Life Global Funding 1.50%, 01/10/2018(1)	1,486,284
		Principal Life Global Funding
	2,000,000	1.50%, 04/18/2019(1)	1,996,114
	1,255,000	2.20%, 04/08/2020(1)	1,259,603
		Prudential Financial, Inc.
	2,000,000	1.40%, 08/15/2018(2)	1,995,336
	1,500,000	2.35%, 08/15/2019	1,516,064
	390,000	QBE Insurance Group Ltd. 2.40%, 05/01/2018(1)	392,296
	861,000	TIAA Asset Management Finance Co. LLC 2.95%, 11/01/2019(1)	878,229
	705,000	Trinity Acquisition plc 3.50%, 09/15/2021	719,380
	2,250,000	Voya Financial, Inc. 2.90%, 02/15/2018	2,288,462

			23,209,083

		Internet - 0.5%
	1,250,000	Amazon.com, Inc. 2.60%, 12/05/2019	1,301,153
	2,500,000	eBay, Inc. 2.50%, 03/09/2018	2,546,242

			3,847,395

		Iron/Steel - 0.6%
		Glencore Funding LLC
	3,000,000	2.50%, 01/15/2019(1)	2,865,000
	891,000	3.13%, 04/29/2019(1)	850,905
	1,720,000	Vale Overseas Ltd. 6.25%, 01/23/2017	1,756,997

			5,472,902

		Machinery-Diversified - 0.2%
	1,500,000	CNH Industrial Capital LLC 3.25%, 02/01/2017	1,501,875

		Media - 1.6%
	3,000,000	CBS Corp. 2.30%, 08/15/2019	3,040,857
	1,685,000	CCO Safari II LLC 3.58%, 07/23/2020(1)	1,749,134

The accompanying notes are an integral part of these financial statements.

157

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Media - 1.6% - (continued)
$	400,000	Columbus International, Inc. 7.38%, 03/30/2021(1)	$424,880
	2,195,000	Scripps Networks Interactive, Inc. 2.80%, 06/15/2020	2,219,962
	1,770,000	Sky plc 2.63%, 09/16/2019(1)	1,799,297
	2,000,000	Time Warner Cable, Inc. 5.85%, 05/01/2017	2,085,540
		Viacom, Inc.
	955,000	2.20%, 04/01/2019	957,020
	1,500,000	2.75%, 12/15/2019	1,514,988

			13,791,678

		Mining - 0.1%
	1,015,000	Freeport-McMoRan, Inc. 2.38%, 03/15/2018	974,400

		Miscellaneous Manufacturing - 0.4%
	1,500,000	Pentair Finance S.A. 2.90%, 09/15/2018	1,505,022
	1,500,000	Textron, Inc. 4.63%, 09/21/2016	1,520,094

			3,025,116

		Oil & Gas - 2.3%
		Anadarko Petroleum Corp.
	1,000,000	4.85%, 03/15/2021	1,043,081
	222,000	6.38%, 09/15/2017	235,710
		BP Capital Markets plc
	2,250,000	1.68%, 05/03/2019	2,253,546
	1,575,000	2.32%, 02/13/2020	1,599,715
	680,000	ConocoPhillips Co. 4.20%, 03/15/2021	726,736
	1,755,000	Exxon Mobil Corp. 2.22%, 03/01/2021	1,787,948
	1,150,000	Hess Corp. 1.30%, 06/15/2017	1,139,773
	685,000	Marathon Oil Corp. 2.70%, 06/01/2020	638,223
		Noble Energy, Inc.
	1,015,000	4.15%, 12/15/2021	1,035,800
	1,595,000	8.25%, 03/01/2019	1,784,564
	1,250,000	Petrobras Global Finance B.V. 2.00%, 05/20/2016	1,249,000
	455,000	Petroleos Mexicanos 5.50%, 02/04/2019(1)	475,703
	1,565,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	1,588,143
	1,250,000	Southwestern Energy Co. 3.30%, 01/23/2018	1,181,250
	2,000,000	Suncor Energy, Inc. 6.10%, 06/01/2018	2,144,546
	685,000	Total Capital Canada Ltd. 1.45%, 01/15/2018	686,316

			19,570,054

		Oil & Gas Services - 0.4%
	300,000	Halliburton Co. 2.70%, 11/15/2020	304,043
	2,500,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(1)	2,570,922
	925,000	Schlumberger Norge AS 1.25%, 08/01/2017(1)	923,302

			3,798,267

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Pharmaceuticals - 2.1%
$	1,330,000	AbbVie, Inc. 2.50%, 05/14/2020	$1,352,726
		Actavis Funding SCS
	490,000	2.45%, 06/15/2019	494,968
	3,855,000	3.00%, 03/12/2020	3,937,647
	715,000	Baxalta, Inc. 2.00%, 06/22/2018(1)	713,148
	1,300,000	Bayer US Finance LLC 2.38%, 10/08/2019(1)	1,337,417
		Cardinal Health, Inc.
	370,000	1.70%, 03/15/2018	371,374
	1,435,000	2.40%, 11/15/2019	1,454,021
		Express Scripts Holding Co.
	2,115,000	2.25%, 06/15/2019	2,139,625
	2,000,000	2.65%, 02/15/2017	2,022,522
	945,000	Mylan N.V. 3.75%, 12/15/2020(1)	977,667
	2,500,000	Mylan, Inc. 1.35%, 11/29/2016	2,495,427
	800,000	Perrigo Co. plc 1.30%, 11/08/2016	798,318
	285,000	Perrigo Finance Unlimited Co. 3.50%, 03/15/2021	291,649

			18,386,509

		Pipelines - 0.9%
	1,195,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018(1)	1,193,537
	2,250,000	Enbridge, Inc. 1.08%, 06/02/2017(2)	2,183,339
		Enterprise Products Operating LLC
	1,195,000	2.55%, 10/15/2019	1,214,681
	1,700,000	2.85%, 04/15/2021	1,730,449
	1,435,000	Kinder Morgan, Inc. 3.05%, 12/01/2019	1,426,928

			7,748,934

		Real Estate - 0.1%
	1,100,000	WEA Finance LLC / Westfield UK & Europe Finance plc 3.25%, 10/05/2020(1)	1,130,490

		Real Estate Investment Trusts - 1.7%
	1,755,000	American Tower Corp. 3.30%, 02/15/2021	1,809,142
	240,000	Crown Castle International Corp. 3.40%, 02/15/2021	248,591
	2,580,000	ERP Operating L.P. 2.38%, 07/01/2019	2,631,014
	1,870,000	Scentre Group 2.38%, 11/05/2019(1)	1,870,879
		Simon Property Group L.P.
	1,000,000	2.50%, 09/01/2020	1,024,132
	860,000	2.50%, 07/15/2021	884,538
		Ventas Realty L.P.
	570,000	1.25%, 04/17/2017	568,860
	1,750,000	1.55%, 09/26/2016	1,752,553
	3,000,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	3,008,538
	1,010,000	Welltower, Inc. 2.25%, 03/15/2018	1,019,036

			14,817,283

The accompanying notes are an integral part of these financial statements.

158

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Retail - 0.8%
$	320,000	AutoZone, Inc. 1.63%, 04/21/2019	$320,488
		CVS Health Corp.
	2,350,000	2.25%, 08/12/2019	2,407,676
	715,000	2.80%, 07/20/2020	742,502
	3,000,000	Home Depot, Inc. 2.00%, 04/01/2021	3,036,246
	550,000	McDonald’s Corp. 2.75%, 12/09/2020	570,906

			7,077,818

		Savings & Loans - 0.1%
	885,000	Nationwide Building Society 2.35%, 01/21/2020(1)	890,623

		Semiconductors - 0.4%
	3,450,000	TSMC Global Ltd. 1.63%, 04/03/2018(1)	3,429,845

		Software - 0.9%
	750,000	Fidelity National Information Services, Inc. 1.45%, 06/05/2017	748,619
		Hewlett Packard Enterprise Co.
	2,750,000	2.85%, 10/05/2018(1)	2,807,225
	1,250,000	3.60%, 10/15/2020(1)	1,296,591
	3,000,000	Oracle Corp. 2.25%, 10/08/2019	3,092,682

			7,945,117

		Telecommunications - 1.4%
	1,200,000	America Movil S.A.B. de C.V. 2.38%, 09/08/2016	1,205,564
		AT&T, Inc.
	915,000	1.75%, 01/15/2018	919,795
	2,681,000	2.40%, 03/15/2017	2,708,569
	2,790,000	2.45%, 06/30/2020	2,833,686
	2,180,000	Cisco Systems, Inc. 2.20%, 02/28/2021	2,224,537
	2,355,000	Verizon Communications, Inc. 3.65%, 09/14/2018	2,479,902

			12,372,053

		Toys/Games/Hobbies - 0.2%
	2,000,000	Mattel, Inc. 2.35%, 05/06/2019	2,030,662

		Transportation - 1.0%
	3,450,000	AP Moeller - Maersk A/S 2.55%, 09/22/2019(1)	3,466,446
	825,000	FedEx Corp. 2.30%, 02/01/2020	841,104
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	2,050,000	2.50%, 06/15/2019(1)	2,047,497
	45,000	2.88%, 07/17/2018(1)	45,357
	1,000,000	3.20%, 07/15/2020(1)	1,008,366
	1,075,000	Ryder System, Inc. 2.45%, 09/03/2019	1,080,949

			8,489,719

		Trucking & Leasing - 0.4%
	1,145,000	GATX Corp. 1.25%, 03/04/2017	1,139,458

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 56.6% - (continued)
		Trucking & Leasing - 0.4% - (continued)
$	2,125,000	TTX Co. 2.25%, 02/01/2019(1)	$2,147,893

			3,287,351

		Total Corporate Bonds (cost $482,586,413)	$488,432,581

MUNICIPAL BONDS - 0.5%
		General - 0.3%
	2,500,000	Florida State Board of Administration Finance Corp. Rev 2.16%, 07/01/2019	$2,534,025
	365,000	New Jersey Economic Development Auth 0.00%, 02/15/2018(5)	351,736

			2,885,761

		General Obligation - 0.0%
	265,000	Illinois State, GO 5.88%, 03/01/2019	286,619

		Pollution - 0.2%
	1,300,000	Gloucester County Improvement Auth 2.50%, 12/01/2029(2)	1,319,344

		Total Municipal Bonds (cost $4,440,732)	$4,491,724

SENIOR FLOATING RATE INTERESTS - 16.2%(6)
		Advertising - 0.2%
	1,689,361	Acosta Holdco, Inc. 4.25%, 09/26/2021	$1,670,355

		Aerospace/Defense - 0.2%
	956,945	BE Aerospace, Inc. 4.00%, 12/16/2021	961,931
	501,438	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	499,974
	656,553	Transdigm, Inc. 3.75%, 02/28/2020	655,404

			2,117,309

		Airlines - 0.7%
		American Airlines, Inc.
	1,275,000	0.00%, 04/28/2023(7)	1,267,987
	1,593,411	3.25%, 06/27/2020	1,582,862
	990,000	3.50%, 10/10/2021	986,783
	1,990,000	Delta Air Lines, Inc. 3.25%, 08/24/2022	1,987,055

			5,824,687

		Auto Manufacturers - 0.3%
		Chrysler Group LLC
	359,777	3.25%, 12/31/2018	359,327
	1,257,055	3.50%, 05/24/2017	1,257,369
	771,969	MPG Holdco I, Inc. 3.75%, 10/20/2021	765,763

			2,382,459

		Auto Parts & Equipment - 0.1%
	500,000	Goodyear Tire and Rubber Co. 3.75%, 04/30/2019	499,790

		Beverages - 0.1%
	656,444	Oak Tea, Inc. 4.25%, 07/02/2022	658,085

The accompanying notes are an integral part of these financial statements.

159

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.2%(6) - (continued)
		Biotechnology - 0.5%
$	2,902,256	Alkermes, Inc. 3.50%, 09/25/2019	$2,887,744
	1,510,125	RPI Finance Trust 3.25%, 11/09/2018	1,509,747

			4,397,491

		Chemicals - 0.4%
		Huntsman International LLC
	1,989,813	3.75%, 10/01/2021	1,993,136
	295,000	4.25%, 04/01/2023	296,661
	1,001,381	Ineos U.S. Finance LLC 3.75%, 05/04/2018	998,697
	234,413	PolyOne Corporation 3.75%, 11/11/2022	235,193

			3,523,687

		Commercial Services - 0.6%
	498,263	Bright Horizons Family Solutions, Inc. 3.75%, 01/30/2020	498,472
	665,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	667,494
	312,000	Pharmaceutical Product Development LLC 0.00%, 08/18/2022(7)	311,285
	1,102,066	Quikrete Holdings, Inc. 4.00%, 09/28/2020	1,100,347
	1,862,892	TransUnion LLC 3.50%, 04/09/2021	1,854,043
	794,696	Vantiv LLC 3.50%, 06/13/2021	797,676

			5,229,317

		Distribution/Wholesale - 0.1%
	497,500	Beacon Roofing Supply, Inc. 4.00%, 10/01/2022	497,913

		Diversified Financial Services - 0.2%
	685,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	687,226
	962,615	SAM Finance Lux S.a.r.l. 4.25%, 12/17/2020	966,832

			1,654,058

		Electric - 0.5%
	1,182,125	Calpine Corp. 4.00%, 10/09/2019	1,182,421
	2,312,885	NRG Energy, Inc. 2.75%, 07/02/2018	2,306,686
	1,205,338	Seadrill Partners Finco LLC 4.00%, 02/21/2021	591,616

			4,080,723

		Electronics - 0.2%
	1,024,769	CDW LLC 3.25%, 04/29/2020	1,023,877
	865,000	Sensus USA, Inc. 6.50%, 03/16/2023	856,350

			1,880,227

		Energy-Alternate Sources - 0.2%
	1,692,573	MEG Energy Corp. 3.75%, 03/31/2020	1,512,026

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.2%(6) - (continued)
		Entertainment - 0.2%
$	502,543	Cedar Fair L.P. 3.25%, 03/06/2020	$503,488
	1,065,475	Penn National Gaming, Inc. 3.25%, 10/30/2020	1,063,259
	525,831	Scientific Games International, Inc. 6.00%, 10/01/2021	517,039

			2,083,786

		Environmental Control - 0.1%
	524,378	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	522,411
	590,949	US Ecology, Inc. 3.75%, 06/17/2021	590,211

			1,112,622

		Food - 0.8%
		Albertsons LLC
	1,994,850	5.50%, 08/25/2021	2,000,516
	374,063	5.50%, 12/21/2022	375,155
	452,344	B&G Foods, Inc. 3.76%, 11/02/2022	454,606
		JBS USA LLC
	1,048,898	3.75%, 09/18/2020	1,045,405
	738,150	4.00%, 10/30/2022	737,227
	568,575	Pinnacle Foods Finance LLC 3.75%, 01/13/2023	571,031
	1,170,000	Pinnacle Foods Group LLC 3.25%, 04/29/2020	1,168,046
	792,588	U.S. Foods, Inc. 4.50%, 03/31/2019	791,597

			7,143,583

		Food Service - 0.0%
	194	Aramark Services, Inc. 1.97%, 07/26/2016	191

		Healthcare-Products - 0.3%
	1,234,178	Alere, Inc. 4.25%, 06/18/2022	1,221,836
	1,573,599	Immucor, Inc. 5.00%, 08/17/2018	1,494,919

			2,716,755

		Healthcare-Services - 1.4%
	932,663	Acadia Healthcare Company, Inc. 4.50%, 02/16/2023	938,781
	1,216,498	American Renal Holdings, Inc. 4.50%, 09/20/2019	1,213,456
	1,070,925	Amsurg Corp. 3.50%, 07/16/2021	1,073,410
		Community Health Systems, Inc.
	762,418	3.75%, 12/31/2019	750,707
	301,619	4.00%, 01/27/2021	297,025
	1,483,575	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	1,489,509
	1,052,363	Envision Healthcare Corp. 4.50%, 10/28/2022	1,054,425
	754,295	HCA Inc. 3.69%, 03/17/2023	759,115
	286,917	HCA, Inc. 3.38%, 05/01/2018	287,838
	1,638,445	IMS Health, Inc. 3.50%, 03/17/2021	1,637,855

The accompanying notes are an integral part of these financial statements.

160

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.2%(6) - (continued)
		Healthcare-Services - 1.4% - (continued)
$	433,125	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	$430,851
	395,000	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	395,743
	1,087,275	U.S. Renal Care, Inc. 5.25%, 12/31/2022	1,087,960
	630,000	Vizient, Inc. 6.25%, 02/13/2023	635,512

			12,052,187

		Household Products/Wares - 0.1%
	815,000	Galleria Co. 3.75%, 01/26/2023	815,513

		Insurance - 0.6%
		Asurion LLC
	963,251	5.00%, 05/24/2019	959,639
	2,978,322	5.00%, 08/04/2022	2,956,521
	1,735,703	HUB International Ltd. 4.25%, 10/02/2020	1,714,735

			5,630,895

		Internet - 0.1%
	450,667	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	450,423

		Leisure Time - 0.5%
	1,276,308	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	1,281,323
	2,980,839	Delta 2 (LUX) S.a.r.l. 4.75%, 07/30/2021	2,925,485

			4,206,808

		Lodging - 0.3%
	1,364,786	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	1,369,290
	815,339	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	803,109
	821,688	Station Casinos LLC 4.25%, 03/02/2020	822,715

			2,995,114

		Machinery-Diversified - 0.4%
	1,950,000	Gardner Denver, Inc. 4.25%, 07/30/2020	1,818,823
	1,475,633	Gates Global, Inc. 4.25%, 07/06/2021	1,410,809

			3,229,632

		Media - 1.1%
	1,285,425	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	1,273,381
		Charter Communications Operating LLC
	403,588	3.00%, 07/01/2020	402,579
	982,844	3.00%, 01/04/2021	979,974
	300,000	3.50%, 01/24/2023	301,179
	663,338	Gray Television, Inc. 4.25%, 06/13/2021	665,493
	1,191,013	Media General, Inc. 4.00%, 07/31/2020	1,190,274
	1,040,000	Neptune Finco Corp. 5.00%, 10/09/2022	1,043,255
	415,000	Numericable U.S. LLC 0.00%, 01/15/2024(7)	416,469

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.2%(6) - (continued)
		Media - 1.1% - (continued)
$	1,940,219	Tribune Media Co. 3.75%, 12/27/2020	$1,937,193
	1,363,476	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	1,360,067

			9,569,864

		Metal Fabricate/Hardware - 0.2%
	1,505,994	Rexnord LLC 4.00%, 08/21/2020	1,494,699

		Mining - 0.0%
	429,917	Minerals Technologies, Inc. 3.75%, 05/09/2021	428,842

		Oil & Gas - 0.3%
	2,007,000	Energy Transfer Equity L.P. 3.25%, 12/02/2019	1,881,281
	654,932	Fieldwood Energy LLC 3.88%, 10/01/2018	495,784

			2,377,065

		Oil & Gas Services - 0.2%
	1,789,822	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	1,524,338
	277,163	Pacific Drilling S.A. 4.50%, 06/03/2018	79,338

			1,603,676

		Packaging & Containers - 0.4%
	1,818,255	Berry Plastics Holding Corp. 3.50%, 02/08/2020	1,816,510
	355,207	Exopack Holdings S.A. 4.50%, 05/08/2019	351,805
	390,063	Owens-Illinois, Inc. 3.50%, 09/01/2022	390,386
	874,077	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	875,720

			3,434,421

		Pharmaceuticals - 0.3%
	1,710,713	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,704,297
	980,000	Grifols Worldwide Operations USA, Inc. 3.44%, 02/27/2021	980,657

			2,684,954

		Provincial - 0.0%
	430,550	Seminole Tribe of Florida, Inc. 3.00%, 04/29/2020	430,283

		Real Estate - 0.3%
	2,130,000	MGM Growth Properties LLC 4.00%, 04/25/2023	2,141,097
	164,929	Realogy Corp. 3.75%, 03/05/2020	164,792

			2,305,889

		REITS - 0.0%
	305,000	Equinix, Inc. 4.00%, 01/08/2023	305,762

		Retail - 1.0%
	509,850	Bass Pro Group LLC 4.00%, 06/05/2020	501,407

The accompanying notes are an integral part of these financial statements.

161

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.2%(6) - (continued)
		Retail - 1.0% - (continued)
$	1,913,211	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	$1,891,688
	723,115	Burger King 3.75%, 12/10/2021	724,359
	410,000	Coty, Inc. 3.75%, 10/27/2022	412,563
	529,932	Dollar Tree, Inc. 3.50%, 07/06/2022	532,030
		Michaels Stores, Inc.
	426,800	3.75%, 01/28/2020	427,103
	640,793	4.00%, 01/28/2020	643,036
	1,811,531	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,723,780
	699,833	PetSmart, Inc. 4.25%, 03/11/2022	697,474
	1,087,515	Serta Simmons Holdings LLC 4.25%, 10/01/2019	1,089,386

			8,642,826

		Semiconductors - 0.7%
	1,455,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	1,455,262
	701,627	Entegris, Inc. 3.50%, 04/30/2021	699,578
	1,012,463	NXP B.V. 3.75%, 12/07/2020	1,014,994
	755,000	ON Semiconductor Corp. 5.25%, 03/31/2023	757,990
	1,970,100	Sensata Technologies B.V. 3.00%, 10/14/2021	1,968,878

			5,896,702

		Software - 1.5%
	895,000	Activision Blizzard, Inc. 3.25%, 10/12/2020	899,332
	2,044,799	Emdeon Business Services LLC 3.75%, 11/02/2018	2,043,532
		First Data Corp.
	1,515,000	3.94%, 09/24/2018	1,515,955
	1,765,000	4.19%, 07/08/2022	1,765,441
	1,000,000	4.44%, 03/24/2021	1,002,080
	900,000	Global Payments, Inc. 3.94%, 04/22/2023	906,975
	779,054	Infor US, Inc. 3.75%, 06/03/2020	759,905
	1,002,188	Kronos, Inc. 4.50%, 10/30/2019	999,262
	1,693,627	Magic Newco LLC 5.00%, 12/12/2018	1,695,744
		SS&C Technologies, Inc.
	976,714	4.01%, 07/08/2022	979,156
	139,859	4.02%, 07/08/2022	140,208

			12,707,590

		Telecommunications - 1.1%
		Altice Financing S.A.
	272,938	5.25%, 02/04/2022	273,006
	997,050	5.50%, 07/02/2019	1,004,528
	303,475	CommScope, Inc. 3.83%, 12/29/2022	303,854
		Level 3 Financing, Inc.
	1,255,000	3.50%, 05/31/2022	1,255,226
	510,000	4.00%, 08/01/2019	511,275
	1,228,500	4.00%, 01/15/2020	1,231,878
	563,588	T-Mobile USA, Inc. 3.50%, 11/09/2022	566,760
	1,084,934	Telesat Canada 3.50%, 03/28/2019	1,083,122

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 16.2%(6) - (continued)
		Telecommunications - 1.1% - (continued)
$	2,234,901	Univision Communications, Inc. 4.00%, 03/01/2020	$2,230,915
	198,297	Zayo Group, LLC 4.50%, 05/06/2021	199,388
		Ziggo Financing Partnership
	323,330	3.60%, 01/15/2022	322,037
	196,596	3.65%, 01/15/2022	195,810
	305,074	3.65%, 01/15/2022	303,854

			9,481,653

		Trucking & Leasing - 0.0%
	176,762	AWAS Finance Luxembourg S.a.r.l. 4.00%, 06/10/2018	176,817

		Total Senior Floating Rate Interests (cost $141,351,828)	$139,906,679

U.S. GOVERNMENT AGENCIES - 14.1%
		FHLMC - 3.4%
	15,000,000	0.88%, 03/07/2018	$15,013,230
	465,624	1.29%, 04/25/2024(2)	465,194
	396,179	1.44%, 02/25/2024(2)	396,179
	11,843,897	1.79%, 07/25/2021(2)(4)	819,903
	13,168,711	2.12%, 08/25/2018(2)(4)	492,494
	10,000,000	3.00%, 04/01/2031	10,467,016
	1,706,492	3.50%, 04/01/2027	1,805,691

			29,459,707

		FNMA - 10.6%
	42,500,000	1.38%, 01/28/2019	42,964,525
	3,538,679	3.00%, 08/01/2027	3,708,468
	4,692,897	3.00%, 02/01/2030	4,905,853
	6,758,899	3.00%, 12/01/2030	7,065,607
	2,412,994	3.00%, 02/01/2031	2,522,492
	4,763,267	3.00%, 03/01/2031	4,979,417
	7,000,000	3.00%, 05/01/2031(8)	7,311,627
	3,060,470	3.50%, 11/01/2026	3,241,300
	6,628,158	3.50%, 12/01/2026	7,020,484
	1,149,728	3.50%, 12/01/2028	1,216,038
	5,600,000	3.50%, 05/01/2031(8)	5,920,687

			90,856,498

		GNMA - 0.1%
	411,006	5.00%, 08/20/2039	444,624
	386,242	6.50%, 05/16/2031	450,853

			895,477

		Total U.S. Government Agencies (cost $120,232,831)	$121,211,682

		Total Long-Term Investments (cost $861,995,286)	$865,744,212

SHORT-TERM INVESTMENTS - 1.3%
		Other Investment Pools & Funds - 1.3%
	11,018,721	Fidelity Money Market Class 1	$11,018,721

		Total Short-Term Investments (cost $11,018,721)	$11,018,721

Total Investments (cost $873,014,007) ^	101.6%	$876,762,933
Other Assets and Liabilities	(1.6)%	(14,066,800)

Total Net Assets	100.0%	$862,696,133

The accompanying notes are an integral part of these financial statements.

162

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$ 8,186,513
Unrealized Depreciation	(4,437,587)

Net Unrealized Appreciation	$3,748,926

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $191,075,845, which represents 22.0% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Securities disclosed are interest-only strip.

(5)	Security is a zero-coupon bond.

(6)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(7)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(8)	Represents or includes a TBA transaction.

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	495	06/30/2016	$108,288,800	$108,219,375	$(69,425)

Short position contracts:
U.S. Treasury 10-Year Note Future	34	06/21/2016	$4,439,154	$4,422,125	$17,029
U.S. Treasury 5-Year Note Future	870	06/30/2016	105,473,912	105,195,235	278,677
U.S. Treasury Long Bond Future	10	06/21/2016	1,658,354	1,633,125	25,229

Total					$320,935

Total futures contracts					$251,510

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

163

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation
Rev	Revenue

The accompanying notes are an integral part of these financial statements.

164

The Hartford Short Duration Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$111,701,546	$—	$111,701,546	$—
Corporate Bonds	488,432,581	—	488,432,581	—
Municipal Bonds	4,491,724	—	4,491,724	—
Senior Floating Rate Interests	139,906,679	—	139,906,679	—
U.S. Government Agencies	121,211,682	—	121,211,682	—
Short-Term Investments	11,018,721	11,018,721	—	—
Futures Contracts(2)	320,935	320,935	—	—

Total	$877,083,868	$11,339,656	$865,744,212	$—

Liabilities
Futures Contracts(2)	$(69,425)	$(69,425)	$—	$—

Total	$(69,425)	$(69,425)	$—	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

165

The Hartford Strategic Income Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.4%
		Asset-Backed - Finance & Insurance - 1.1%
$	750,000	CIFC Funding 2012-II Ltd. 3.34%, 12/05/2024(1)(2)	$736,332
	250,000	6.39%, 12/05/2024(1)(2)	226,042
	1,155,000	First Franklin Mortgage Loan Trust 0.68%, 04/25/2036(1)	732,273
	1,968,858	GSAMP Trust 0.53%, 01/25/2037(1)	1,164,018
	869,000	Sound Point CLO Ltd. 5.23%, 07/15/2025(1)(2)	715,143
	784,100	SpringCastle America Funding LLC 2.70%, 05/25/2023(2)	785,923

			4,359,731

		Asset-Backed - Home Equity - 1.6%
		GSAA Home Equity Trust
	1,231,129	0.51%, 12/25/2046(1)	598,505
	1,774,199	0.52%, 02/25/2037(1)	940,736
	517,457	0.54%, 03/25/2037(1)	269,078
	641,480	0.61%, 03/25/2047(1)	312,061
	1,465,825	0.62%, 11/25/2036(1)	741,398
	1,287,377	0.67%, 04/25/2047(1)	784,734
	584,402	5.88%, 09/25/2036(3)	290,740
	131,944	Morgan Stanley Asset-Backed Securities Capital I Inc. Trust 0.59%, 06/25/2036(1)	112,440
	2,839,976	Morgan Stanley Mortgage Loan Trust 0.61%, 11/25/2036(1)	1,224,575
	86,585	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	44,863
		Soundview Home Loan Trust
	1,565,937	0.68%, 07/25/2036(1)	953,625
	280,000	0.69%, 11/25/2036(1)	185,018

			6,457,773

		Commercial Mortgage - Backed Securities - 2.1%
	840,000	Banc of America Commercial Mortgage Trust 3.26%, 09/15/2048(1)(2)	452,908
	180,000	Citigroup Commercial Mortgage Trust 4.56%, 03/10/2047(1)(2)	112,998
	330,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(1)(2)	269,752
	105,000	Commercial Mortgage Trust 4.73%, 10/15/2045(1)(2)	89,521
	1,795,000	GS Mortgage Securities Corp. II 5.02%, 11/10/2045(1)(2)	1,669,401
		GS Mortgage Securities Trust
	270,000	3.58%, 06/10/2047(2)	156,144
	465,167	3.67%, 04/10/2047(2)	344,075
	1,264,867	Hilton USA Trust 4.19%, 11/05/2030(1)(2)	1,259,775
	485,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	382,539
		JP Morgan Chase Commercial Mortgage Securities Trust
	560,000	2.73%, 10/15/2045(1)(2)	396,609
	125,000	4.00%, 08/15/2046(1)(2)	100,239
	390,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(2)	274,121

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.4% - (continued)
		Commercial Mortgage - Backed Securities - 2.1% - (continued)
$	365,000	Morgan Stanley Capital I Trust 5.35%, 07/15/2049(1)(2)	$281,472
	240,000	UBS-Barclays Commercial Mortgage Trust 4.22%, 03/10/2046(1)(2)	164,629
	710,000	VNDO Mortgage Trust 4.08%, 12/13/2029(1)(2)	718,966
		WF-RBS Commercial Mortgage Trust
	665,000	3.02%, 11/15/2047(2)	323,431
	1,750,000	4.96%, 11/15/2045(1)(2)	1,394,758
	170,000	5.00%, 06/15/2044(1)(2)	145,434
	195,505	5.00%, 04/15/2045(1)(2)	131,751

			8,668,523

		Whole Loan Collateral CMO - 9.6%
		Adjustable Rate Mortgage Trust
	101,666	0.70%, 01/25/2036(1)	83,203
	118,644	0.94%, 01/25/2036(1)	101,651
		Alternative Loan Trust
	358,414	0.71%, 01/25/2036(1)	290,811
	635,156	0.76%, 11/25/2035(1)	519,980
	1,961,976	0.84%, 10/25/2036(1)	1,334,256
	820,536	5.50%, 12/25/2035	701,386
	1,256,517	5.75%, 05/25/2036	986,368
	983,011	6.00%, 05/25/2036	797,970
		American Home Mortgage Assets Trust
	411,344	0.56%, 03/25/2047(1)	296,295
	126,509	0.63%, 09/25/2046(1)	86,407
	750,016	1.32%, 10/25/2046(1)	522,970
		Banc of America Funding Trust
	538,322	0.63%, 10/20/2036(1)	430,917
	173,630	5.85%, 01/25/2037(3)	146,352
	298,694	Banc of America Mortgage Trust 2.86%, 09/25/2035(1)	272,079
		BCAP LLC Trust
	698,169	0.61%, 01/25/2037(1)	554,253
	680,990	0.62%, 03/25/2037(1)	568,311
		Bear Stearns Adjustable Rate Mortgage Trust
	676,282	2.66%, 10/25/2035(1)	650,236
	298,482	2.80%, 02/25/2036(1)	228,529
	220,126	Bear Stearns Alt-A Trust 0.76%, 08/25/2036(1)	162,772
	354,152	Bear Stearns Mortgage Funding Trust 0.62%, 10/25/2036(1)	270,960
	1,050,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	992,138
		CHL Mortgage Pass-Through Trust
	88,503	1.12%, 03/25/2035(1)	70,401
	137,635	2.68%, 03/20/2036(1)	122,083
	1,071,469	Countrywide Home Loans, Inc. 2.75%, 09/25/2047(1)	957,232
	355,977	Deutsche Alt-A Securities Mortgage Loan Trust 0.59%, 03/25/2037(1)	255,614
	518,157	DSLA Mortgage Loan Trust 1.27%, 03/19/2046(1)	371,485
	135,415	First Horizon Mortgage Pass-Through Trust 2.75%, 08/25/2037(1)	107,365
		GMAC Mortgage Corp. Loan Trust
	801,061	3.10%, 09/19/2035(1)	734,260
	120,916	3.31%, 04/19/2036(1)	102,826

The accompanying notes are an integral part of these financial statements.

166

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.4% - (continued)
		Whole Loan Collateral CMO - 9.6% - (continued)
		GSR Mortgage Loan Trust
$	2,311,848	0.74%, 01/25/2037(1)	$1,340,872
	1,122,787	2.96%, 04/25/2035(1)	1,064,993
	127,545	3.00%, 10/25/2035(1)	110,391
	1,575,292	3.01%, 01/25/2036(1)	1,439,702
		HarborView Mortgage Loan Trust
	298,739	0.63%, 01/19/2038(1)	237,575
	3,151,249	0.68%, 12/19/2036(1)	2,158,678
	771,463	0.77%, 09/19/2035(1)	616,330
	69,381	Impac CMB Trust 2.69%, 02/25/2036(1)	66,791
	1,595,572	Impac Secured Assets Corp. 0.72%, 08/25/2036(1)	1,161,970
		IndyMac Index Mortgage Loan Trust
	311,822	0.63%, 04/25/2037(1)	220,165
	231,268	0.68%, 07/25/2035(1)	199,568
	507,450	0.72%, 07/25/2035(1)	409,446
	706,826	0.73%, 01/25/2036(1)	448,589
	1,276,431	0.84%, 07/25/2046(1)	707,546
	1,576,107	2.96%, 04/25/2037(1)	1,003,008
		JP Morgan Mortgage Trust
	418,826	2.56%, 11/25/2035(1)	386,921
	313,055	2.74%, 09/25/2035(1)	296,822
	1,110,851	2.90%, 05/25/2036(1)	989,382
		Lehman XS Trust
	450,234	0.65%, 07/25/2046(1)	348,511
	169,577	0.68%, 06/25/2047(1)	113,345
	81,721	Luminent Mortgage Trust 0.64%, 10/25/2046(1)	68,921
	342,734	Merrill Lynch Mortgage Investors Trust 2.84%, 07/25/2035(1)	270,058
	1,821,809	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.18%, 06/25/2036(1)	1,354,466
	518,052	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	466,179
		Residential Accredit Loans, Inc.
	231,322	0.74%, 04/25/2036(1)	155,128
	226,309	1.18%, 09/25/2046(1)	157,031
	1,602,427	1.64%, 11/25/2037(1)	1,036,580
	96,211	6.00%, 12/25/2035	82,273
	1,066,398	Residential Asset Securitization Trust 0.89%, 03/25/2035(1)	824,278
		Residential Funding Mortgage Securities, Inc.
	1,131,373	2.92%, 08/25/2035(1)	845,127
	98,380	3.40%, 04/25/2037(1)	82,976
	62,991	Sequoia Mortgage Trust 2.69%, 07/20/2037(1)	50,182
	1,035,172	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(1)(2)	1,037,193
	1,751,198	Structured Adjustable Rate Mortgage Loan Trust 2.75%, 02/25/2036(1)	1,390,575
	1,519,144	Structured Asset Mortgage Investments II Trust 0.67%, 02/25/2036(1)	1,145,495
		WaMu Mortgage Pass-Through Certificates Trust
	169,385	0.86%, 06/25/2044(1)	150,497
	1,341,621	1.17%, 12/25/2046(1)	1,037,951
	70,196	1.38%, 08/25/2046(1)	57,374
	160,447	2.17%, 11/25/2046(1)	141,923

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.4% - (continued)
		Whole Loan Collateral CMO - 9.6% - (continued)
$	1,387,457	2.22%, 06/25/2037(1)	$1,178,687
	355,726	4.23%, 08/25/2036(1)	314,004
	972,072	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 1.04%, 07/25/2036(1)	538,906
	198,909	Wells Fargo Alternative Loan Trust 2.77%, 12/28/2037(1)	166,700
		Wells Fargo Commercial Mortgage Trust
	685,000	2.88%, 05/15/2048(1)(2)	342,205
	205,000	3.36%, 09/15/2058(2)	120,264
	309,357	Wells Fargo Mortgage Backed Securities Trust 2.74%, 09/25/2036(1)	289,024

			39,343,712

		Total Asset & Commercial Mortgage Backed Securities (cost $60,292,428)	$58,829,739

CORPORATE BONDS - 25.3%
		Advertising - 0.0%
	45,000	Lamar Media Corp. 5.75%, 02/01/2026(2)	$47,588

		Airlines - 0.0%
	55,000	AircastleLtd. 5.00%, 04/01/2023	55,999

		Apparel - 0.3%
	950,000	William Carter Co. 5.25%, 08/15/2021	989,900

		Auto Parts & Equipment - 0.0%
	150,000	ZF North America Capital, Inc. 4.75%, 04/29/2025(2)	152,062

		Chemicals - 0.3%
	545,000	Eagle Spinco, Inc. 4.63%, 02/15/2021	542,275
	845,000	NOVA Chemicals Corp. 5.00%, 05/01/2025(2)	828,100

			1,370,375

		Commercial Banks - 7.3%
EUR	375,000	Allied Irish Banks plc 7.38%, 12/03/2020(1)(4)(5)	373,573
		Banco Bilbao Vizcaya Argentaria S.A.
	2,400,000	7.00%, 02/19/2019(1)(4)(5)	2,528,271
$	1,200,000	9.00%, 05/09/2018(1)(4)(5)	1,239,900
EUR	1,500,000	Banco Santander S.A. 6.25%, 09/11/2021(1)(4)(5)	1,493,604
	1,325,000	Bank of Ireland 7.38%, 06/18/2020(1)(4)(5)	1,462,194
	1,550,000	Barclays plc 8.00%, 12/15/2020(1)(4)	1,770,391
$	830,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(4)	848,675
		CIT Group, Inc.
	600,000	5.38%, 05/15/2020	629,250
	517,000	5.50%, 02/15/2019(2)	541,558
	310,000	Citigroup, Inc. 5.50%, 09/13/2025	343,425
EUR	925,000	Cooperatieve Rabobank UA 5.50%, 06/29/2020(1)(4)(5)	1,014,475

The accompanying notes are an integral part of these financial statements.

167

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Commercial Banks - 7.3% - (continued)
		Credit Agricole S.A.
EUR	1,050,000	6.50%, 06/23/2021(1)(4)(5)	$1,172,245
GBP	185,000	7.50%, 06/23/2026(1)(4)(5)	248,193
$	900,000	8.13%, 12/23/2025(1)(2)(4)	929,250
	3,270,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(2)(4)	3,008,400
	895,000	Goldman Sachs Group, Inc. 5.15%, 05/22/2045	920,278
	2,025,000	ICICI Bank Ltd. 4.00%, 03/18/2026(2)	2,025,304
	1,625,000	Intesa Sanpaolo S.p.A. 7.70%, 09/17/2025(1)(2)(4)	1,503,125
EUR	1,300,000	KBC Groep N.V. 5.63%, 03/19/2019(1)(4)(5)	1,432,744
GBP	675,000	Lloyds Banking Group plc 7.00%, 06/27/2019(1)(4)(5)	955,231
$	240,000	Radian Group, Inc. 7.00%, 03/15/2021	255,900
	1,690,000	Royal Bank of Scotland Group plc 7.50%, 08/10/2020(1)(4)	1,575,925
GBP	200,000	Santander UK Group Holdings plc 7.38%, 06/24/2022(1)(4)(5)	277,423
$	1,625,000	Societe Generale S.A. 8.25%, 11/29/2018(1)(4)(5)	1,661,562
		UBS Group AG
EUR	425,000	5.75%, 02/19/2022(1)(4)(5)	487,912
$	250,000	7.00%, 02/19/2025(1)(4)(5)	258,125
	975,000	7.13%, 02/19/2020(1)(4)(5)	989,625

			29,946,558

		Commercial Services - 0.2%
	470,000	Cardtronics, Inc. 5.13%, 08/01/2022	471,180
		United Rentals North America, Inc.
	200,000	4.63%, 07/15/2023	199,250
	280,000	5.50%, 07/15/2025	278,450

			948,880

		Construction Materials - 0.8%
	595,000	CRH America, Inc. 5.13%, 05/18/2045(2)	619,557
	1,180,000	Grupo Cementos de Chihuahua S.A.B. de C.V. 8.13%, 02/08/2020(2)	1,236,050
	440,000	Norbord, Inc. 6.25%, 04/15/2023(2)	444,400
		Standard Industries, Inc.
	755,000	5.38%, 11/15/2024(2)	787,087
	150,000	6.00%, 10/15/2025(2)	161,625

			3,248,719

		Diversified Financial Services - 0.7%
	970,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	1,001,525
	160,000	Aircastle Ltd. 5.50%, 02/15/2022	170,200
		International Lease Finance Corp.
	390,000	5.88%, 04/01/2019	418,275
	100,000	5.88%, 08/15/2022	109,500
	80,000	6.25%, 05/15/2019	86,800

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Diversified Financial Services - 0.7% - (continued)
		Navient Corp.
$	340,000	5.50%, 01/15/2019	$337,450
	690,000	8.45%, 06/15/2018	738,300

			2,862,050

		Electric - 1.4%
	1,235,000	AES Corp. 8.00%, 06/01/2020	1,426,425
	1,270,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(5)	1,198,860
	645,000	NRG Energy, Inc. 6.25%, 07/15/2022	632,306
	2,390,000	Perusahaan Listrik Negara PT 5.50%, 11/22/2021(5)	2,569,250

			5,826,841

		Electrical Components & Equipment - 0.1%
	400,000	EnerSys 5.00%, 04/30/2023(2)	398,000

		Engineering & Construction - 0.3%
	1,355,000	SBA Tower Trust 3.60%, 04/15/2043(2)	1,352,972

		Entertainment - 0.1%
		GLP Capital L.P. / GLP Financing II, Inc.
	10,000	4.38%, 04/15/2021	10,225
	150,000	5.38%, 04/15/2026	156,375

			166,600

		Environmental Control - 0.2%
		Clean Harbors, Inc.
	60,000	5.13%, 06/01/2021	60,450
	601,000	5.25%, 08/01/2020	618,279

			678,729

		Food - 0.1%
	560,000	Minerva Luxembourg S.A. 7.75%, 01/31/2023(2)	569,100

		Forest Products & Paper - 0.2%
		Cascades, Inc.
	120,000	5.50%, 07/15/2022(2)	115,800
	255,000	5.75%, 07/15/2023(2)	242,887
	440,000	Clearwater Paper Corp. 5.38%, 02/01/2025(2)	437,800

			796,487

		Healthcare-Products - 0.1%
	455,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(2)	491,969

		Healthcare-Services - 0.9%
	645,000	Community Health Systems, Inc. 5.13%, 08/01/2021	646,877
	50,000	HCA Holdings, Inc. 6.25%, 02/15/2021	54,325
		HCA, Inc.
	305,000	4.75%, 05/01/2023	312,625
	30,000	5.38%, 02/01/2025	30,675
	970,000	6.50%, 02/15/2020	1,074,275
	440,000	LifePoint Health, Inc. 5.88%, 12/01/2023	460,900

The accompanying notes are an integral part of these financial statements.

168

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Healthcare-Services - 0.9% - (continued)
$	90,000	MEDNAX, Inc. 5.25%, 12/01/2023(2)	$93,150
	1,080,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	1,144,800

			3,817,627

		Home Builders - 0.3%
	551,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	567,640
	450,000	Meritage Homes Corp. 6.00%, 06/01/2025	459,000
	55,000	PulteGroup, Inc. 4.25%, 03/01/2021	55,963

			1,082,603

		Insurance - 0.8%
	1,330,000	AXA S.A. 6.46%, 12/29/2049(1)(2)(4)	1,361,853
EUR	1,450,000	Mapfre S.A. 5.92%, 07/24/2037(1)	1,720,201

			3,082,054

		Iron/Steel - 0.5%
$	900,000	ArcelorMittal 6.25%, 08/05/2020	922,500
		Steel Dynamics, Inc.
	290,000	5.13%, 10/01/2021	296,525
	155,000	5.50%, 10/01/2024	157,519
	880,000	United States Steel Corp. 7.38%, 04/01/2020	829,400

			2,205,944

		IT Services - 0.1%
	250,000	NCR Corp. 4.63%, 02/15/2021	247,500

		Lodging - 0.3%
	420,000	Choice Hotels International, Inc. 5.75%, 07/01/2022	451,500
	710,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	722,283

			1,173,783

		Machinery - Construction & Mining - 0.1%
	245,000	Oshkosh Corp. 5.38%, 03/01/2025	252,350

		Machinery-Diversified - 0.1%
	465,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	462,094

		Media - 1.7%
	335,000	Altice US FIinance I Corp. 5.50%, 05/15/2026(2)	338,350
		CCO Holdings LLC / CCO Holdings Capital Corp.
	30,000	5.13%, 02/15/2023	30,750
	770,000	5.25%, 09/30/2022	795,025
	70,000	5.75%, 09/01/2023	73,587
	10,000	5.75%, 01/15/2024	10,488
	15,000	6.63%, 01/31/2022	15,938

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Media - 1.7% - (continued)
		CCO Safari II LLC
$	350,000	4.91%, 07/23/2025(2)	$377,316
	195,000	6.48%, 10/23/2045(2)	230,368
	215,000	Columbus International, Inc. 7.38%, 03/30/2021(2)	228,373
		DISH DBS Corp.
	55,000	5.88%, 11/15/2024	51,618
	625,000	6.75%, 06/01/2021	643,881
	425,000	7.88%, 09/01/2019	468,562
	810,000	Liberty Interactive LLC 8.25%, 02/01/2030	840,375
	440,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(2)(4)	455,400
		Numericable-SFR S.A.
	235,000	4.88%, 05/15/2019(2)	243,695
	240,000	7.38%, 05/01/2026(2)	243,600
		TEGNA, Inc.
	220,000	4.88%, 09/15/2021(2)	224,400
	470,000	5.13%, 07/15/2020	489,387
	5,000	5.50%, 09/15/2024(2)	5,163
	30,000	6.38%, 10/15/2023	32,400
	300,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(2)	310,875
		Videotron Ltd.
	110,000	5.00%, 07/15/2022	114,125
	750,000	5.38%, 06/15/2024(2)	782,812

			7,006,488

		Mining - 0.2%
		Freeport-McMoRan, Inc.
	60,000	3.88%, 03/15/2023	50,250
	170,000	4.55%, 11/14/2024	143,013
	200,000	5.40%, 11/14/2034	152,980
	390,000	5.45%, 03/15/2043	292,500
	55,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(2)	56,306

			695,049

		Multi-National - 0.0%
INR	8,060,000	International Finance Corp. 7.10%, 03/21/2031	126,738

		Oil & Gas - 4.5%
		Anadarko Petroleum Corp.
$	15,000	5.55%, 03/15/2026	16,078
	20,000	6.60%, 03/15/2046	22,637
	205,000	Antero Resources Corp. 5.63%, 06/01/2023	198,850
		Concho Resources, Inc.
	20,000	5.50%, 10/01/2022	20,175
	220,000	5.50%, 04/01/2023	221,650
	115,000	6.50%, 01/15/2022	119,600
		Continental Resources, Inc.
	15,000	3.80%, 06/01/2024	12,788
	50,000	4.50%, 04/15/2023	44,656
	45,000	4.90%, 06/01/2044	36,225
	205,000	5.00%, 09/15/2022	191,419
	2,476,000	Ecopetrol S.A. 5.88%, 05/28/2045	2,013,978
	181,000	Harvest Operations Corp. 6.88%, 10/01/2017	154,529

The accompanying notes are an integral part of these financial statements.

169

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Oil & Gas - 4.5% - (continued)
		Marathon Oil Corp.
$	160,000	3.85%, 06/01/2025	$142,954
	70,000	5.20%, 06/01/2045	59,317
	55,000	6.60%, 10/01/2037	52,689
	45,000	6.80%, 03/15/2032	43,919
	271,000	MEG Energy Corp. 7.00%, 03/31/2024(2)	212,735
	675,000	Pacific Exploration and Production Corp. 7.25%, 12/12/2021(2)	101,250
		Petrobras Global Finance B.V.
	1,145,000	4.38%, 05/20/2023	903,977
	1,335,000	5.38%, 01/27/2021	1,186,481
GBP	325,000	5.38%, 10/01/2029	323,048
$	410,000	6.75%, 01/27/2041	320,702
		Petroleos de Venezuela S.A.
	4,005,000	5.38%, 04/12/2027(5)	1,407,757
	2,355,000	5.50%, 04/12/2037(5)	829,902
	5,300,000	6.00%, 11/15/2026(5)	1,812,070
	5,858,000	Petroleos Mexicanos 5.50%, 06/27/2044	5,155,040
	455,000	Tesoro Corp. 5.13%, 04/01/2024	455,000
		WPX Energy, Inc.
	260,000	5.25%, 09/15/2024	218,920
	425,000	6.00%, 01/15/2022	382,500
	1,567,000	YPF S.A. 8.50%, 07/28/2025(5)	1,614,010

			18,274,856

		Packaging & Containers - 0.2%
	635,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	654,050
	215,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(2)	231,125

			885,175

		Pipelines - 1.0%
		DCP Midstream LLC
	55,000	5.35%, 03/15/2020(2)	52,250
	65,000	9.75%, 03/15/2019(2)	69,550
		DCP Midstream Operating L.P.
	70,000	2.70%, 04/01/2019	65,667
	40,000	3.88%, 03/15/2023	35,300
	145,000	4.95%, 04/01/2022	139,200
	100,000	5.60%, 04/01/2044	80,500
	1,255,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	1,264,412
	1,260,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	1,151,513
		MPLX L.P.
	210,000	4.88%, 12/01/2024(2)	204,681
	205,000	4.88%, 06/01/2025(2)	198,090
		Tesoro Logistics L.P.
	230,000	5.50%, 10/15/2019	234,600
	625,000	6.25%, 10/15/2022	640,625

			4,136,388

		REITS - 0.1%
	350,000	Equinix, Inc. 5.38%, 04/01/2023	365,750

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 25.3% - (continued)
		Retail - 0.1%
$	425,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	$420,750

		Savings & Loans - 0.3%
GBP	750,000	Nationwide Building Society 6.88%, 06/20/2019(1)(4)(5)	1,035,591

		Semiconductors - 0.2%
		NXP B.V. / NXP Funding LLC
$	200,000	4.13%, 06/15/2020(2)	205,500
	230,000	4.63%, 06/15/2022(2)	238,625
		Sensata Technologies B.V.
	265,000	5.00%, 10/01/2025(2)	266,325
	45,000	5.63%, 11/01/2024(2)	47,025

			757,475

		Shipbuilding - 0.0%
	60,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(2)	63,075

		Software - 0.2%
		First Data Corp.
	95,000	5.00%, 01/15/2024(2)	95,950
	530,000	5.38%, 08/15/2023(2)	547,887
		MSCI, Inc.
	45,000	5.25%, 11/15/2024(2)	47,025
	245,000	5.75%, 08/15/2025(2)	260,619

			951,481

		Telecommunications - 1.6%
	390,000	AT&T, Inc. 4.75%, 05/15/2046	392,973
	300,000	CommScope, Inc. 4.38%, 06/15/2020(2)	309,750
	365,000	Digicel Group Ltd. 7.13%, 04/01/2022(5)	297,019
	150,000	Frontier Communications Corp. 10.50%, 09/15/2022(2)	154,331
	1,040,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(2)	1,038,700
	380,000	Nokia Oyj 6.63%, 05/15/2039	408,500
		Sprint Communications, Inc.
	1,114,000	7.00%, 03/01/2020(2)	1,143,242
	476,000	9.00%, 11/15/2018(2)	503,370
		T-Mobile USA, Inc.
	85,000	6.13%, 01/15/2022	89,410
	400,000	6.46%, 04/28/2019	408,000
	40,000	6.63%, 11/15/2020	41,400
	750,000	6.63%, 04/28/2021	790,312
	195,000	6.73%, 04/28/2022	205,237
		Telecom Italia Capital S.A.
	70,000	6.00%, 09/30/2034	69,125
	30,000	6.38%, 11/15/2033	30,600
	145,000	7.72%, 06/04/2038	155,150
	550,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(2)	524,975

			6,562,094

		Total Corporate Bonds (cost $107,796,451)	$103,507,694

The accompanying notes are an integral part of these financial statements.

170

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 19.8%
		Argentina - 0.8%
		Argentine Republic Government International Bond
EUR	1,235,000	2.26%, 12/31/2038(1)(3)	$864,038
$	1,020,000	7.63%, 04/22/2046(2)	1,003,170
	918,335	8.28%, 12/31/2033(6)	961,956
	325,045	Provincia de Buenos Aires 9.95%, 06/09/2021(2)	354,299

			3,183,463

		Australia - 0.1%
AUD	280,000	Australia Government Bond 5.75%, 05/15/2021(5)	250,272

		Austria - 0.2%
		Austria Government Bond
EUR	220,000	1.65%, 10/21/2024(2)(5)	279,722
	400,000	1.95%, 06/18/2019(2)(5)	490,778

			770,500

		Belgium - 0.3%
		Belgium Government Bond
	440,000	1.25%, 06/22/2018(5)	521,976
	295,000	2.60%, 06/22/2024(2)(5)	398,683
	225,000	3.75%, 09/28/2020(2)(5)	302,898

			1,223,557

		Brazil - 1.4%
		Brazil Notas do Tesouro Nacional
BRL	11,868,588	6.00%, 08/15/2016(7)	3,417,124
	4,362,694	6.00%, 08/15/2022(7)	1,261,346
	1,574,000	10.00%, 01/01/2021	418,630
$	850,000	Brazilian Government International Bond 5.00%, 01/27/2045	686,375

			5,783,475

		Canada - 0.2%
CAD	775,000	Canadian Government Bond 1.75%, 09/01/2019	638,289

		Chile - 0.0%
CLP	25,000,000	Bonos de la Tesoreria de la Republica en pesos 6.00%, 01/01/2020	41,072

		Colombia - 0.4%
		Colombian TES
COP	1,734,557,643	3.00%, 03/25/2033(7)	529,695
	444,000,000	10.00%, 07/24/2024	175,517
	3,822,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(5)	970,667

			1,675,879

		Croatia - 0.5%
EUR	1,715,000	Croatia Government International Bond 3.00%, 03/11/2025(5)	1,860,664

		Denmark - 0.1%
		Denmark Government Bond
DKK	1,745,000	4.00%, 11/15/2019	308,839
	105,000	4.50%, 11/15/2039	27,480

			336,319

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 19.8% - (continued)
		Finland - 0.1%
		Finland Government Bond
EUR	150,000	1.13%, 09/15/2018(2)(5)	$178,078
	170,000	1.50%, 04/15/2023(2)(5)	213,071

			391,149

		France - 0.7%
		France Government Bond OAT
	455,000	0.01%, 05/25/2020(5)	525,420
	850,000	0.50%, 11/25/2019(5)	1,000,107
	810,000	1.00%, 11/25/2018(5)	959,953
	170,000	3.00%, 04/25/2022(5)	229,381

			2,714,861

		Ghana - 0.3%
	$1,255,000	Republic of Ghana 10.75%, 10/14/2030(2)	1,234,669

		Hungary - 0.8%
		Hungary Government International Bond
	2,696,000	5.38%, 02/21/2023	2,970,803
	130,000	6.38%, 03/29/2021	148,005

			3,118,808

		Indonesia - 1.0%
		Indonesia Government International Bond
	775,000	6.63%, 02/17/2037(5)	917,416
	765,000	6.75%, 01/15/2044(5)	936,830
	1,610,000	7.75%, 01/17/2038(5)	2,107,221
IDR	3,848,000,000	Indonesia Treasury Bond 8.38%, 09/15/2026	305,290

			4,266,757

		Ireland - 0.1%
		Ireland Government Bond
EUR	160,000	3.40%, 03/18/2024(5)	220,635
	230,000	4.50%, 10/18/2018	294,503

			515,138

		Italy - 0.9%
		Italy Buoni Poliennali Del Tesoro
	610,000	1.15%, 05/15/2017	707,220
	1,300,000	1.50%, 08/01/2019	1,553,653
	415,000	3.75%, 09/01/2024	566,355
	540,000	4.75%, 09/01/2021	753,432

			3,580,660

		Japan - 1.5%
JPY	165,000,000	Japan Government Five Year Bond 0.30%, 09/20/2018	1,571,020
	48,800,000	Japan Government Ten Year Bond 1.10%, 03/20/2021	487,913
	450,000,000	Japan Government Two Year Bond 0.10%, 08/15/2016	4,232,368

			6,291,301

		Malaysia - 0.2%
		Malaysia Government Bond
MYR	1,095,000	3.80%, 09/30/2022	280,562
	365,000	3.96%, 09/15/2025	93,613
	1,620,000	4.26%, 09/15/2016	417,537
	325,000	5.73%, 07/30/2019	88,877

			880,589

The accompanying notes are an integral part of these financial statements.

171

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 19.8% - (continued)
		Mexico - 0.3%
		Mexican Bonos
MXN	3,969,600	6.50%, 06/09/2022	$242,797
	1,749,000	8.00%, 06/11/2020	112,589
	5,319,200	10.00%, 12/05/2024	398,467
$	520,000	Mexico Government International Bond 3.50%, 01/21/2021	538,200

			1,292,053

		Mongolia - 0.9%
	3,565,000	Mongolia Government International Bond 10.88%, 04/06/2021(2)	3,627,281

		Netherlands - 0.3%
		Netherlands Government Bond
EUR	350,000	0.25%, 01/15/2020	409,677
	545,000	1.25%, 01/15/2019(2)(5)	652,092
	195,000	2.00%, 07/15/2024(2)(5)	255,143

			1,316,912

		Norway - 0.0%
NOK	1,305,000	Norway Government Bond 3.75%, 05/25/2021(2)(5)	184,295

		Panama - 0.4%
$	1,675,000	Panama Government International Bond 3.88%, 03/17/2028	1,716,875

		Peru - 0.1%
PEN	135,000	Peru Government Bond 8.20%, 08/12/2026	47,195
$	500,000	Peruvian Government International Bond 4.13%, 08/25/2027	534,250

			581,445

		Poland - 0.2%
		Poland Government Bond
PLN	1,410,000	2.00%, 04/25/2021	365,049
	615,000	4.00%, 10/25/2023	174,368
	1,100,000	5.25%, 10/25/2017	303,858

			843,275

		Romania - 1.0%
		Romania Government Bond
RON	280,000	5.75%, 04/29/2020	80,669
	4,600,000	5.85%, 04/26/2023	1,357,567
EUR	2,078,000	Romanian Government International Bond 2.88%, 10/28/2024(5)	2,489,463

			3,927,699

		Russia - 1.6%
		Russian Foreign Bond - Eurobond
$	2,000,000	4.88%, 09/16/2023(5)	2,128,740
	3,100,000	5.00%, 04/29/2020(5)	3,277,940
	1,000,000	5.88%, 09/16/2043(5)	1,078,120

			6,484,800

		Singapore - 0.0%
SGD	130,000	Singapore Government Bond 3.00%, 09/01/2024	104,012

		South Africa - 0.1%
		South Africa Government Bond
ZAR	5,140,000	7.00%, 02/28/2031	291,810
	790,000	8.00%, 01/31/2030	49,741

			341,551

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 19.8% - (continued)
		Spain - 0.8%
		Spain Government Bond
EUR	340,000	0.50%, 10/31/2017	$392,677
	75,000	1.95%, 04/30/2026(2)(5)	88,572
	575,000	2.75%, 10/31/2024(2)(5)	729,703
	700,000	4.50%, 01/31/2018	865,248
	770,000	5.50%, 04/30/2021(2)(5)	1,097,721

			3,173,921

		Sweden - 0.1%
		Sweden Government Bond
SEK	1,215,000	1.50%, 11/13/2023	162,601
	2,615,000	3.75%, 08/12/2017	344,117

			506,718

		Switzerland - 0.1%
		Switzerland Government Bond
CHF	50,000	2.00%, 05/25/2022(5)	60,492
	145,000	3.00%, 01/08/2018(5)	160,977

			221,469

		Thailand - 0.1%
THB	7,420,000	Thailand Government Bond 3.63%, 06/16/2023	240,138

		Tunisia - 0.1%
$	560,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(5)	503,787

		Turkey - 2.6%
		Turkey Government Bond
TRY	9,795,187	2.50%, 05/04/2016(7)	3,492,030
	780,000	9.40%, 07/08/2020	282,952
		Turkey Government International Bond
$	230,000	3.25%, 03/23/2023	219,457
	3,385,000	4.88%, 04/16/2043	3,173,437
	1,805,000	5.13%, 03/25/2022	1,916,910
	310,000	6.63%, 02/17/2045	366,234
	1,100,000	6.75%, 04/03/2018	1,185,758

			10,636,778

		United Arab Emirates - 0.3%
	1,020,000	Abu Dhabi Government International Bond 3.13%, 05/03/2026(2)	1,027,650

		United Kingdom - 0.2%
		United Kingdom Gilt
GBP	120,000	1.50%, 01/22/2021(5)	179,484
	365,000	1.75%, 07/22/2019(5)	550,697
	170,000	2.00%, 07/22/2020(5)	259,800

			989,981

		Uruguay - 1.0%
		Uruguay Government International Bond
UYU	71,772,478	3.70%, 06/26/2037(7)	1,855,873
	65,466,775	4.25%, 04/05/2027(7)	1,909,808
	14,075,369	4.38%, 12/15/2028(7)	411,141

			4,176,822

		Venezuela - 0.0%
$	240,000	Venezuela Government International Bond 6.00%, 12/09/2020(5)	87,600

		Total Foreign Government Obligations (cost $81,704,457)	$80,742,484

The accompanying notes are an integral part of these financial statements.

172

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.1%
		General - 0.9%
$	915,000	Chicago Transit Auth 6.90%, 12/01/2040	$1,123,739
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	3,090,000	6.15%, 07/01/2038	927,000
	2,000,000	6.20%, 07/01/2039	600,000
	2,365,000	6.30%, 07/01/2043	709,500
	485,000	6.55%, 07/01/2058	145,500

			3,505,739

		Higher Education - 0.2%
	835,000	University of California 4.60%, 05/15/2031	940,010

		Total Municipal Bonds (cost $5,864,896)	$4,445,749

SENIOR FLOATING RATE INTERESTS - 22.9%(8)
		Advertising - 0.1%
	591,030	Acosta Holdco, Inc. 4.25%, 09/26/2021	$584,381

		Aerospace/Defense - 0.6%
	732,188	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	730,050
	1,653,170	Transdigm, Inc. 3.50%, 05/14/2022	1,634,274

			2,364,324

		Agriculture - 0.2%
	778,799	Pinnacle Operating Corp. 4.75%, 11/15/2018	684,370

		Airlines - 0.2%
	340,000	American Airlines, Inc. 0.00%, 04/28/2023(9)	338,130
	595,013	Delta Air Lines, Inc. 3.25%, 10/18/2018	596,583

			934,713

		Auto Manufacturers - 0.3%
	585,112	Chrysler Group LLC 3.50%, 05/24/2017	585,259
	441,663	Jaguar Holding Co. 4.25%, 08/18/2022	440,651

			1,025,910

		Biotechnology - 0.1%
	429,425	Alkermes, Inc. 3.50%, 09/25/2019	427,278

		Chemicals - 0.6%
	63,998	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	63,718
	33,205	AIlnex USA, Inc. 4.50%, 10/03/2019	33,061
	645,125	Chemours Co. 3.75%, 05/12/2022	626,739
		Ineos U.S. Finance LLC
	897,563	3.75%, 05/04/2018	895,157
	153,449	4.25%, 03/31/2022	152,395
	703,881	Nexeo Solutions LLC 5.00%, 09/08/2017	701,241

			2,472,311

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.9%(8) - (continued)
		Coal - 0.2%
$	270,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	$71,820
		Arch Coal, Inc.
	275,000	5.00%, 01/31/2017(10)	270,187
	1,181,417	7.50%, 05/16/2018	493,242

			835,249

		Commercial Services - 0.4%
	767,985	Brickman Group Ltd. 4.00%, 12/18/2020	762,548
	200,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	200,750
	239,491	Moneygram International, Inc. 4.25%, 03/27/2020	225,720
	355,642	ON Assignment, Inc. 3.75%, 06/03/2022	356,265
	34,304	Pharmaceutical Product Development LLC 0.00%, 08/18/2022(9)	34,225

			1,579,508

		Distribution/Wholesale - 0.2%
	774,000	FPC Holdings, Inc. 5.25%, 11/19/2019	664,348
	305,251	PowerTeam Services LLC 4.25%, 05/06/2020	303,724

			968,072

		Diversified Financial Services - 0.3%
	899,640	SAM Finance Lux S.a.r.l. 4.25%, 12/17/2020	903,580
	570,111	Walter Investment Management Corp. 4.75%, 12/19/2020	499,383

			1,402,963

		Electric - 0.4%
	589,615	Calpine Corp. 4.00%, 10/09/2019	589,762
	415,000	Chief Exploration & Development LLC 7.50%, 05/16/2021	309,175
	235,000	Energy Future Intermediate Holding Co. LLC 4.25%, 12/19/2016	234,706
	988,610	Seadrill Partners Finco LLC 4.00%, 02/21/2021	485,240
	500,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(6)	169,065

			1,787,948

		Electronics - 0.6%
	1,489,835	CDW LLC 3.25%, 04/29/2020	1,488,539
	481,518	Ceridian LLC 4.50%, 09/15/2020	460,654
	455,000	Sensus USA, Inc. 6.50%, 03/16/2023	450,450

			2,399,643

		Entertainment - 0.1%
	355,500	Scientific Games International, Inc. 6.00%, 10/01/2021	349,556

		Environmental Control - 0.1%
	407,329	ADS Waste Holdings, Inc. 3.75%, 10/09/2019	405,802

The accompanying notes are an integral part of these financial statements.

173

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.9%(8) - (continued)
		Food - 1.2%
		Albertsons LLC
$	1,470,150	5.50%, 08/25/2021	$1,474,325
	339,150	5.50%, 12/21/2022	340,140
	200,568	B&G Foods, Inc. 3.76%, 11/02/2022	201,571
	477,600	Hostess Brands LLC 4.50%, 08/03/2022	478,995
	588,525	JBS USA LLC 4.00%, 10/30/2022	587,789
	1,769,324	U.S. Foods, Inc. 4.50%, 03/31/2019	1,767,112

			4,849,932

		Food Service - 0.1%
	368,438	Hearthside Food Solutions 4.50%, 06/02/2021	366,595

		Forest Products & Paper - 0.2%
	783,931	Wilsonart LLC 4.00%, 10/31/2019	781,642

		Healthcare-Products - 0.1%
	268,650	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	267,978

		Healthcare-Services - 1.1%
	259,350	Acadia Healthcare Company, Inc. 4.50%, 02/16/2023	261,051
	177,300	CDRH Parent, Inc. 5.25%, 07/01/2021	166,072
		Community Health Systems, Inc.
	264,007	3.75%, 12/31/2019	259,952
	773,590	4.00%, 01/27/2021	761,808
	473,813	Envision Healthcare Corp. 4.50%, 10/28/2022	474,741
	430,472	Medpace Holdings, Inc. 4.75%, 04/01/2021	431,010
	256,240	Opal Acquisition, Inc. 5.00%, 11/27/2020	224,210
	544,950	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	515,463
	261,688	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	262,179
	783,038	U.S. Renal Care, Inc. 5.25%, 12/31/2022	783,531
	315,000	Vizient, Inc. 6.25%, 02/13/2023	317,756

			4,457,773

		Household Products/Wares - 0.1%
	260,000	Galleria Co. 3.75%, 01/26/2023	260,164

		Insurance - 1.2%
		Asurion LLC
	386,213	5.00%, 05/24/2019	384,765
	1,194,236	5.00%, 08/04/2022	1,185,494
	1,585,000	8.50%, 03/03/2021	1,519,334
	393,863	Evertec Group LLC 3.25%, 04/17/2020	382,047
	653,358	National Financial Partners Corp. 4.50%, 07/01/2020	645,870
	375,000	Sedgwick Claims Management Services, Inc. 6.75%, 02/28/2022	356,250

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.9%(8) - (continued)
		Insurance - 1.2% - (continued)
$	406,429	USI, Inc. 4.25%, 12/27/2019	$401,096

			4,874,856

		Internet - 0.2%
	740,040	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	739,640

		Leisure Time - 1.0%
	957,231	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	960,993
		Delta 2 (LUX) S.a.r.l.
	2,253,002	4.75%, 07/30/2021	2,211,163
	810,000	7.75%, 07/31/2022	760,995
	388,685	Town Sports International LLC 4.50%, 11/15/2020	171,993

			4,105,144

		Lodging - 0.7%
	1,325,721	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(6)(9)	1,246,734
	451,950	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	402,236
		Four Seasons Holdings, Inc.
	298,730	3.50%, 06/27/2020	297,983
	275,000	6.25%, 12/27/2020	273,111
	182,112	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	182,713
	463,543	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	456,590

			2,859,367

		Machinery-Construction & Mining - 0.3%
	982,500	American Rock Salt Holdings LLC 4.75%, 05/20/2021	904,883
	384,657	Neff Rental LLC 7.25%, 06/09/2021	357,731

			1,262,614

		Machinery-Diversified - 0.8%
	806,438	Brand Energy & Infrastructure Services, Inc. 4.75%, 11/26/2020	797,026
	399,750	Gardner Denver, Inc. 4.25%, 07/30/2020	372,859
	1,425,075	Gates Global, Inc. 4.25%, 07/06/2021	1,362,472
	622,400	MacDermaid, Inc. 5.50%, 06/07/2020	609,821

			3,142,178

		Media - 1.4%
	865,658	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	857,547
	363,738	AVSC Holding Corp. 4.50%, 01/24/2021	355,554
	975,000	Charter Communications Operating LLC 3.50%, 01/24/2023	978,832
	522,450	Getty Images, Inc. 4.75%, 10/18/2019	393,144
	546,178	ION Media Networks, Inc. 4.75%, 12/18/2020	545,495
	495,316	Media General, Inc. 4.00%, 07/31/2020	495,009

The accompanying notes are an integral part of these financial statements.

174

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.9%(8) - (continued)
		Media - 1.4% - (continued)
$	415,000	Neptune Finco Corp. 5.00%, 10/09/2022	$416,299
	160,000	Numericable U.S. LLC 0.00%, 01/15/2024(9)	160,566
	1,079,933	Tribune Media Co. 3.75%, 12/27/2020	1,078,249
	521,824	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	520,519

			5,801,214

		Metal Fabricate/Hardware - 0.2%
	814,125	Rexnord LLC 4.00%, 08/21/2020	808,019

		Mining - 0.2%
	125,550	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	125,236
	430,997	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	405,556
	342,731	Minerals Technologies, Inc. 3.75%, 05/09/2021	341,874

			872,666

		Miscellaneous Manufacturing - 0.2%
		Husky Injection Molding Systems Ltd.
	107,790	4.25%, 06/30/2021	106,869
	120,960	7.25%, 06/30/2022	114,912
	777,550	Sram LLC 4.01%, 04/10/2020	680,356

			902,137

		Oil & Gas - 0.4%
	270,000	Callon Petroleum Co. 8.50%, 10/08/2021	271,012
	270,188	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	158,735
	32,586	NGPL Pipeco LLC 6.75%, 09/15/2017	32,423
	627,303	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	464,204
	305,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	152,500
	705,000	Templar Energy LLC 8.50%, 11/25/2020	69,323
	522,963	Western Refining, Inc. 4.25%, 11/12/2020	516,755

			1,664,952

		Oil & Gas Services - 0.2%
	894,413	Crosby U.S. Acquisition Corp. 4.00%, 11/23/2020	761,744
	291,313	Paragon Offshore Finance Co. 5.25%, 07/18/2021	75,197

			836,941

		Packaging & Containers - 0.9%
		Berry Plastics Holding Corp.
	444,710	3.75%, 01/06/2021	444,848
	775,945	4.00%, 10/01/2022	777,062
	292,382	Mauser U.S. Corp. 4.50%, 07/31/2021	284,195
	217,250	Owens-Illinois, Inc. 3.50%, 09/01/2022	217,430

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.9%(8) - (continued)
		Packaging & Containers - 0.9% - (continued)
$	1,270,195	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	$1,272,583
	667,593	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	660,917

			3,657,035

		Pharmaceuticals - 0.6%
	1,052,363	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,048,416
	853,869	PRA Holdings, Inc. 4.50%, 09/23/2020	857,071
	483,066	Valeant Pharmaceuticals International, Inc. 5.00%, 04/01/2022	470,506

			2,375,993

		Real Estate - 0.6%
		DTZ U.S. Borrower LLC
	545,875	4.25%, 11/04/2021	544,281
	265,000	9.25%, 11/04/2022	264,669
	815,000	MGM Growth Properties LLC 4.00%, 04/25/2023	819,246
		Realogy Corp.
	22,005	2.44%, 10/10/2016	21,785
	719,680	3.75%, 03/05/2020	719,082

			2,369,063

		REITS - 0.0%
	200,000	Equinix, Inc. 4.00%, 01/08/2023	200,500

		Retail - 1.6%
	951,346	BJ’s Wholesale Club, Inc. 4.50%, 09/26/2019	940,644
	130,000	Coty, Inc. 3.75%, 10/27/2022	130,813
	517,036	J Crew Group, Inc 4.00%, 03/05/2021	411,529
	903,900	Kate Spade & Co. 4.00%, 04/10/2021	900,890
		Michaels Stores, Inc.
	509,250	3.75%, 01/28/2020	509,612
	419,502	4.00%, 01/28/2020	420,970
	824,263	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	784,336
	975,038	Party City Holdings, Inc. 4.25%, 08/19/2022	970,572
	496,858	PetSmart, Inc. 4.25%, 03/11/2022	495,183
		Rite Aid Corp.
	745,000	4.88%, 06/21/2021	745,469
	325,000	5.75%, 08/21/2020	325,676

			6,635,694

		Semiconductors - 0.7%
	1,115,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	1,115,201
		NXP B.V.
	498,319	3.25%, 01/11/2020	496,007
	758,100	3.75%, 12/07/2020	759,995
	320,000	ON Semiconductor Corp. 5.25%, 03/31/2023	321,267

			2,692,470

The accompanying notes are an integral part of these financial statements.

175

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.9%(8) - (continued)
		Software - 2.4%
$	595,500	Epicor Software Corp. 4.75%, 06/01/2022	$570,936
		First Data Corp.
	500,000	3.94%, 09/24/2018	500,315
	760,000	4.19%, 07/08/2022	760,190
	2,465,219	4.44%, 03/24/2021	2,470,347
	310,000	Global Payments, Inc. 3.94%, 04/22/2023	312,403
	860,833	Infor US, Inc. 3.75%, 06/03/2020	839,674
		Kronos, Inc.
	1,927,683	4.50%, 10/30/2019	1,922,055
	668,024	9.75%, 04/30/2020	675,819
	868,527	Magic Newco LLC 5.00%, 12/12/2018	869,612
		SS&C Technologies, Inc.
	838,500	4.01%, 07/08/2022	840,596
	120,045	4.02%, 07/08/2022	120,345

			9,882,292

		Telecommunications - 1.9%
		Altice Financing S.A.
	99,250	5.25%, 02/04/2022	99,275
	1,883,598	5.50%, 07/02/2019	1,897,725
	149,250	CommScope, Inc. 3.83%, 12/29/2022	149,437
	879,542	Entravision Communications Corp. 3.50%, 05/31/2020	861,951
		Level 3 Financing, Inc.
	625,000	3.50%, 05/31/2022	625,112
	1,135,000	4.00%, 08/01/2019	1,137,837
	253,048	LTS Buyer LLC 4.00%, 04/13/2020	252,163
	149,843	Salem Communications Corp. 4.50%, 03/13/2020	143,849
	408,975	T-Mobile USA, Inc. 3.50%, 11/09/2022	411,277
	1,623,497	Univision Communications, Inc. 4.00%, 03/01/2020	1,619,568
	377,300	XO Communications LLC 4.25%, 03/17/2021	376,749

			7,574,943

		Transportation - 0.1%
		Kenan Advantage Group, Inc.
	33,367	1.50%, 01/31/2017(10)	33,242
	315,536	4.00%, 07/31/2022	314,352

			347,594

		Trucking & Leasing - 0.1%
	611,478	Consolidated Container Co. 5.00%, 07/03/2019	590,382

		Total Senior Floating Rate Interests (cost $97,259,726)	$93,401,806

U.S. GOVERNMENT AGENCIES - 0.0%
		FHLMC - 0.0%
	5,419,927	0.48%, 10/25/2020(1)(11)	$48,115

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 0.0% - (continued)
		FNMA - 0.0%
$	356,960	5.50%, 06/25/42(11)	$73,545

		Total U.S. Government Agencies (cost $109,782)	$121,660

U.S. GOVERNMENT SECURITIES - 12.8%
		U.S. Treasury Securities - 12.8%
		U.S. Treasury Bonds - 0.7%
	1,190,000	3.00%, 11/15/2045	$1,273,393
	1,335,000	3.75%, 11/15/2043(12)(13)	1,643,927
	50,000	5.38%, 02/15/2031(13)	71,145

			2,988,465

		U.S. Treasury Notes - 12.1%
	900,000	0.88%, 01/31/2018(12)(13)	902,004
	46,519,000	1.25%, 12/15/2018(13)	46,976,932
	80,000	1.88%, 09/30/2017(13)	81,331
	495,000	2.00%, 02/15/2025(13)	504,262
	910,000	2.13%, 08/15/2021(12)(13)	945,725

			49,410,254

		Total U.S. Government Securities (cost $51,673,157)	$52,398,719

COMMON STOCKS - 0.2%
		Energy - 0.2%
	83,644,001	KCA Deutag*(2)(14)(15)	$628,836

		Total Common Stocks (cost $1,133,543)	$628,836

PREFERRED STOCKS - 0.1%
		Diversified Financials - 0.1%
	20,000	GMAC Capital Trust I Series 2	$501,400

		Total Preferred Stocks (cost $513,939)	$501,400

		Total Long-Term Investments (cost $406,348,379)	$394,578,087

SHORT-TERM INVESTMENTS - 2.6%
		Other Investment Pools & Funds - 2.6%
	10,433,459	Fidelity Money Market Class 1	$10,433,459

		Total Short-Term Investments (cost $10,433,459)	$10,433,459

Total Investments Excluding Purchased Options (cost $416,781,838)	99.2%	$405,011,546

Total Purchased Options (cost $136,999)	0.0%	$122,961

Total Investments (cost $416,918,837)^	99.2%	$405,134,507
Other Assets and Liabilities	0.8%	3,408,604

Total Net Assets	100.0%	$408,543,111

The accompanying notes are an integral part of these financial statements.

176

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$7,035,134
Unrealized Depreciation	(18,819,463)

Net Unrealized Depreciation	$(11,784,329)

*	Non-income producing.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $53,587,336, which represents 13.1% of total net assets.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $52,507,934, which represents 12.9% of total net assets.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(9)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2016, the aggregate value of the unfunded commitment was $303,429, which rounds to zero percent of total net assets.

(11)	Securities disclosed are interest-only strip.

(12)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(13)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(14)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
03/2011	83,644,001	KCA Deutag	$1,133,543

At April 30, 2016, the aggregate value of these securities was $628,836, which represents 0.2% of total net assets.

(15)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of this security was $628,836, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

177

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/BRL Put	GSC	3.78 BRL per USD	06/30/16	USD	585,010	$5,235	$26,426	$(21,191)

Puts
CNH Put/JPY Call	GSC	16.76 JPY per CNH	07/21/16	CNH	4,071,000	$24,288	$15,458	$8,830
USD Put/INR Call	GSC	66.35 INR per USD	05/04/16	USD	2,525,000	3,456	18,911	(15,455)
USD Put/RUB Call	BOA	66.44 RUB per USD	05/12/16	USD	594,000	16,950	15,278	1,672
USD Put/RUB Call	GSC	66.02 RUB per USD	05/19/16	USD	594,000	15,598	15,444	154
USD Put/TRY Call	GSC	2.85 TRY per USD	05/05/16	USD	2,641,000	44,538	29,896	14,642
USD Put/ZAR Call	BOA	14.32 ZAR per USD	05/19/16	USD	691,000	11,877	14,615	(2,738)

Total Puts					11,116,000	$116,707	$109,602	$7,105

Total purchased option contracts					11,701,010	$121,942	$136,028	$(14,086)

Written option contracts:
Puts
USD Put/INR Call	BOA	66.35 USD per INR	05/04/16	USD	(1,262,000)	$(1,728)	$(2,688)	$960

Total written option contracts					(1,262,000)	$(1,728)	$(2,688)	$960

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption USD	GSC	0.79%	01/11/17	USD	145,000	$282	$265	$17
Interest Rate Swaption USD	DEUT	0.79%	01/11/17	USD	380,000	737	706	31

Total Calls					525,000	$1,019	$971	$48

Total purchased swaption contracts					525,000	$1,019	$971	$48

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.XOV.24	BOA	337.50 EUR	05/18/16	EUR	(26,495,000)	$(434,016)	$(350,109)	$(83,907)
Credit Default Swaption ITRAXX.XOV.24	BNP	312.50 EUR	05/18/16	EUR	(26,495,000)	(184,312)	(251,212)	66,900

Total Calls					(52,990,000)	$(618,328)	$(601,321)	$(17,007)

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.XOV.24	BOA	337.50 EUR	05/18/16	EUR	(26,495,000)	$(109,471)	$(325,963)	$216,492
Credit Default Swaption ITRAXX.XOV.24	BNP	312.50 EUR	05/18/16	EUR	(26,495,000)	(228,304)	(149,531)	(78,773)

Total Puts					(52,990,000)	$(337,775)	$(475,494)	$137,719

Total written swaption contracts					(105,980,000)	$(956,103)	$(1,076,815)	$120,712

The accompanying notes are an integral part of these financial statements.

178

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
10-Year Mini JGB Future	10	06/10/2016	$1,420,337	$1,425,282	$4,945
Australian 3-Year Bond Future	4	06/15/2016	340,129	340,809	680
Australian Dollar Future	52	06/13/2016	3,956,734	3,945,240	(11,494)
Canadian Dollar Future	62	06/14/2016	4,771,435	4,943,880	172,445
Canadian Government 10-Year Bond Future	5	06/21/2016	556,045	554,555	(1,490)
Euro-BOBL Future	18	06/08/2016	2,699,967	2,696,937	(3,030)
Euro-BTP Future	8	06/08/2016	1,265,060	1,263,678	(1,382)
Euro-Oat Future	9	06/08/2016	1,607,762	1,610,639	2,877
Euro-Schatz Future	4	06/08/2016	512,852	511,906	(946)
Japan 10-Year Bond Future	4	06/13/2016	5,680,853	5,695,113	14,260
Long Gilt Future	17	06/28/2016	3,002,223	2,970,812	(31,411)
U.S. Treasury 10-Year Note Future	853	06/21/2016	111,326,276	110,943,312	(382,964)
U.S. Treasury 10-Year Ultra Future	33	06/21/2016	4,649,458	4,638,563	(10,895)
U.S. Treasury 2-Year Note Future	103	06/30/2016	22,510,447	22,518,375	7,928
U.S. Treasury Long Bond Future	47	06/21/2016	7,759,956	7,675,688	(84,268)

Total					$(324,745)

Short position contracts:
Australian 10-Year Bond Future	1	06/15/2016	$98,553	$99,335	$(782)
British Pound Future	18	06/13/2016	1,602,077	1,643,962	(41,885)
Euro FX Future	41	06/13/2016	5,659,043	5,875,813	(216,770)
Euro-Bund Future	17	06/08/2016	3,152,309	3,151,133	1,176
Japanese Yen Future	51	06/13/2016	5,646,410	5,978,475	(332,065)
Swiss Franc Future	33	06/13/2016	4,169,785	4,308,150	(138,365)
U.S. Treasury 5-Year Note Future	489	06/30/2016	59,135,198	59,126,977	8,221
U.S. Treasury Ultra Long Term Bond Future	1	06/21/2016	175,224	171,344	3,880

Total					$(716,590)

Total futures contracts					$(1,041,335)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	62,833	(0.32)%	07/25/45	$15,509	$—	$12,598	$(2,911)
ABX.HE.AA.06-1	JPM	USD	85,273	(0.32)%	07/25/45	22,544	—	17,098	(5,446)
ABX.HE.AA.06-1	BCLY	USD	68,218	(0.32)%	07/25/45	38,544	—	13,678	(24,866)
ABX.HE.AA.06-1	BCLY	USD	76,297	(0.32)%	07/25/45	43,109	—	15,298	(27,811)
ABX.HE.AA.06-1	JPM	USD	605,888	(0.32)%	07/25/45	159,046	—	121,483	(37,563)
ABX.HE.AAA.06-1	JPM	USD	98,794	(0.18)%	07/25/45	1,852	—	2,204	352
ABX.HE.AAA.06-1	MSC	USD	31,652	(0.18)%	07/25/45	641	—	706	65
ABX.HE.AAA.06-1	JPM	USD	7,673	(0.18)%	07/25/45	185	—	171	(14)
ABX.HE.AAA.06-1	JPM	USD	38,367	(0.18)%	07/25/45	903	—	856	(47)
ABX.HE.AAA.06-1	JPM	USD	40,285	(0.18)%	07/25/45	1,078	—	899	(179)
ABX.HE.AAA.06-1	JPM	USD	13,428	(0.18)%	07/25/45	504	—	300	(204)
ABX.HE.AAA.06-1	GSC	USD	29,734	(0.18)%	07/25/45	2,750	—	663	(2,087)
ABX.HE.AAA.06-1	BCLY	USD	29,734	(0.18)%	07/25/45	3,425	—	663	(2,762)
ABX.HE.AAA.06-1	MSC	USD	48,917	(0.18)%	07/25/45	5,442	—	1,091	(4,351)
ABX.HE.AAA.06-1	GSC	USD	103,590	(0.18)%	07/25/45	9,323	—	2,311	(7,012)
ABX.HE.AAA.06-2	BOA	USD	5,216	(0.11)%	05/25/46	1,187	—	617	(570)
ABX.HE.AAA.06-2	JPM	USD	242,016	(0.11)%	05/25/46	31,800	—	28,610	(3,190)
ABX.HE.AAA.06-2	JPM	USD	307,736	(0.11)%	05/25/46	59,564	—	36,379	(23,185)
ABX.HE.AAA.06-2	CSI	USD	863,747	(0.11)%	05/25/46	260,204	—	102,109	(158,095)

The accompanying notes are an integral part of these financial statements.

179

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
ABX.HE.AAA.07-1	MSC	USD	708,272	(0.09)%	08/25/37	$163,205	$—	$177,002	$13,797
ABX.HE.AAA.07-1	MSC	USD	586,419	(0.09)%	08/25/37	135,095	—	146,552	11,457
ABX.HE.AAA.07-1	GSC	USD	422,679	(0.09)%	08/25/37	100,263	—	105,630	5,367
ABX.HE.AAA.07-1	JPM	USD	266,554	(0.09)%	08/25/37	65,585	—	66,614	1,029
ABX.HE.AAA.07-1	CSI	USD	1,207,109	(0.09)%	08/25/37	329,236	—	301,665	(27,571)
CMBX.NA.A.7	JPM	USD	755,000	(2.00)%	01/17/47	—	(15,148)	48,980	64,128
CMBX.NA.A.7	JPM	USD	65,000	(2.00)%	01/17/47	—	(122)	4,216	4,338
CMBX.NA.AA.2	CSI	USD	947,354	(0.15)%	03/15/49	281,342	—	328,590	47,248
CMBX.NA.AA.2	CSI	USD	630,120	(0.15)%	03/15/49	193,280	—	218,557	25,277
CMBX.NA.AA.2	CSI	USD	612,738	(0.15)%	03/15/49	202,431	—	212,449	10,018
CMBX.NA.AA.2	BOA	USD	656,194	(0.15)%	03/15/49	247,942	—	227,517	(20,425)
CMBX.NA.AA.2	BOA	USD	790,910	(0.15)%	03/15/49	298,844	—	274,225	(24,619)
CMBX.NA.AA.2	JPM	USD	1,277,624	(0.15)%	03/15/49	478,754	—	442,979	(35,775)
CMBX.NA.AA.7	CSI	USD	1,025,000	(1.50)%	01/17/47	—	(240)	41,948	42,188
CMBX.NA.AA.7	CSI	USD	775,000	(1.50)%	01/17/47	—	(6,853)	31,716	38,569
CMBX.NA.AA.7	CSI	USD	810,000	(1.50)%	01/17/47	3,100	—	33,149	30,049
CMBX.NA.AA.7	CSI	USD	625,000	(1.50)%	01/17/47	2,825	—	25,578	22,753
CMBX.NA.AA.7	CSI	USD	620,000	(1.50)%	01/17/47	3,262	—	25,373	22,111
CMBX.NA.AA.7	MSC	USD	290,000	(1.50)%	01/17/47	—	(2,434)	11,868	14,302
CMBX.NA.AA.7	CSI	USD	935,000	(1.50)%	01/17/47	28,669	—	38,264	9,595
CMBX.NA.AA.7	MSC	USD	400,000	(1.50)%	01/17/47	27,838	—	16,369	(11,469)
CMBX.NA.AA.8	BCLY	USD	355,000	(1.50)%	10/17/57	15,659	—	22,145	6,486
CMBX.NA.AA.8	BCLY	USD	80,000	(1.50)%	10/17/57	3,961	—	4,991	1,030
CMBX.NA.AJ.2	CSI	USD	858,483	(1.09)%	03/15/49	67,855	—	103,113	35,258
CMBX.NA.AJ.2	DEUT	USD	1,037,940	(1.09)%	03/15/49	90,070	—	124,667	34,597
CMBX.NA.AJ.2	JPM	USD	121,255	(1.09)%	03/15/49	9,889	—	14,564	4,675
CMBX.NA.AJ.2	CSI	USD	101,854	(1.09)%	03/15/49	9,637	—	12,331	2,694
CMBX.NA.AJ.3	GSC	USD	479,942	(1.47)%	12/13/49	88,089	—	133,858	45,769
CMBX.NA.AJ.3	MLI	USD	455,455	(1.47)%	12/13/49	87,003	—	127,028	40,025
CMBX.NA.AJ.3	GSC	USD	381,994	(1.47)%	12/13/49	71,884	—	106,540	34,656
CMBX.NA.AJ.3	GSC	USD	9,795	(1.47)%	12/13/49	2,115	—	2,744	629
CMBX.NA.AJ.4	JPM	USD	1,416,749	(0.96)%	02/17/51	271,211	—	375,811	104,600
CMBX.NA.AJ.4	DEUT	USD	883,617	(0.96)%	02/17/51	165,278	—	234,391	69,113
CMBX.NA.AJ.4	CSI	USD	700,970	(0.96)%	02/17/51	126,079	—	185,942	59,863
CMBX.NA.AJ.4	CSI	USD	700,970	(0.96)%	02/17/51	127,735	—	185,942	58,207
CMBX.NA.AJ.4	CSI	USD	636,796	(0.96)%	02/17/51	136,212	—	168,919	32,707
CMBX.NA.AJ.4	GSC	USD	164,876	(0.96)%	02/17/51	27,131	—	43,735	16,604
CMBX.NA.AJ.4	MSC	USD	957,663	(0.96)%	02/17/51	374,389	—	254,033	(120,356)
CMBX.NA.AM.2	CSI	USD	302,116	(0.50)%	03/15/49	1,038	—	1,693	655
CMBX.NA.AM.2	JPM	USD	363,356	(0.50)%	03/15/49	2,579	—	2,036	(543)
CMBX.NA.AM.2	CSI	USD	1,036,994	(0.50)%	03/15/49	63,516	—	5,812	(57,704)
CMBX.NA.AM.2	MSC	USD	1,980,086	(0.50)%	03/15/49	97,730	—	11,097	(86,633)
CMBX.NA.AM.4	CSI	USD	65,000	(0.50)%	02/17/51	1,324	—	1,877	553
CMBX.NA.AM.4	CSI	USD	80,000	(0.50)%	02/17/51	2,193	—	2,310	117
CMBX.NA.AM.4	MSC	USD	445,000	(0.50)%	02/17/51	44,837	—	12,850	(31,987)
CMBX.NA.AM.4	MSC	USD	230,000	(0.50)%	02/17/51	51,546	—	6,641	(44,905)
CMBX.NA.AS.6	CSI	USD	1,700,000	(1.00)%	05/11/63	21,950	—	28,863	6,913
CMBX.NA.AS.6	CSI	USD	200,000	(1.00)%	05/11/63	1,610	—	3,395	1,785
CMBX.NA.AS.6	CSI	USD	425,000	(1.00)%	05/11/63	7,842	—	7,216	(626)
CMBX.NA.AS.7	CSI	USD	1,080,000	(1.00)%	01/17/47	24,402	—	28,022	3,620
CMBX.NA.AS.7	GSC	USD	725,000	(1.00)%	01/17/47	16,313	—	18,811	2,498
CMBX.NA.AS.7	CSI	USD	95,000	(1.00)%	01/17/47	1,477	—	2,465	988
CMBX.NA.AS.7	CSI	USD	210,000	(1.00)%	01/17/47	5,626	—	5,449	(177)
CMBX.NA.AS.8	DEUT	USD	340,000	(1.00)%	10/17/57	25,459	—	15,176	(10,283)
CMBX.NA.BBB.7	DEUT	USD	275,000	(3.00)%	01/17/47	20,659	—	22,506	1,847
CMBX.NA.BBB.7	CSI	USD	275,000	(3.00)%	01/17/47	21,491	—	22,505	1,014

The accompanying notes are an integral part of these financial statements.

180

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.BBB.7	CSI	USD	540,000	(3.00)%	01/17/47	$44,671	$—	$44,193	$(478)
CMBX.NA.BBB.7	DEUT	USD	280,000	(3.00)%	01/17/47	27,446	—	22,915	(4,531)
CMBX.NA.BBB.7	GSC	USD	680,000	(3.00)%	01/17/47	65,236	—	55,650	(9,586)
CMBX.NA.BBB.7	DEUT	USD	295,000	(3.00)%	01/17/47	37,723	—	24,142	(13,581)
CMBX.NA.BBB.7	GSC	USD	265,000	(3.00)%	01/17/47	38,011	—	21,688	(16,323)
CMBX.NA.BBB.7	MSC	USD	415,000	(3.00)%	01/17/47	51,673	—	33,963	(17,710)

Total						$5,569,830	$(24,797)	$5,639,004	$93,971

Sell protection:
CDX.EMS.25	BNP	USD	5,210,000	1.00%	06/20/21	$—	$(456,804)	$(431,766)	$25,038
CDX.EMS.25	GSC	USD	2,865,000	1.00%	06/20/21	—	(253,179)	(237,430)	15,749
CDX.EMS.25	BCLY	USD	1,778,000	1.00%	06/20/21	—	(162,824)	(147,347)	15,477
CDX.EMS.25	BCLY	USD	1,530,000	1.00%	06/20/21	—	(135,961)	(126,795)	9,166
CDX.EMS.25	BNP	USD	1,480,000	1.00%	06/20/21	—	(130,426)	(122,651)	7,775
CMBX.NA.A.2	MLI	USD	78,178	0.25%	03/15/49	—	(48,492)	(50,910)	(2,418)
CMBX.NA.A.2	GSC	USD	104,237	0.25%	03/15/49	—	(63,884)	(67,880)	(3,996)
CMBX.NA.A.2	MSC	USD	148,910	0.25%	03/15/49	—	(91,497)	(96,972)	(5,475)
CMBX.NA.A.2	CSI	USD	312,711	0.25%	03/15/49	—	(196,247)	(203,640)	(7,393)
CMBX.NA.A.2	BOA	USD	204,751	0.25%	03/15/49	—	(125,767)	(133,336)	(7,569)
CMBX.NA.A.2	MLI	USD	253,147	0.25%	03/15/49	—	(156,803)	(164,851)	(8,048)
CMBX.NA.A.2	MLI	USD	260,593	0.25%	03/15/49	—	(161,641)	(169,701)	(8,060)
CMBX.NA.A.2	GSC	USD	290,375	0.25%	03/15/49	—	(179,579)	(189,094)	(9,515)
CMBX.NA.A.2	MSC	USD	301,543	0.25%	03/15/49	—	(185,398)	(196,367)	(10,969)
CMBX.NA.A.2	CSI	USD	394,612	0.25%	03/15/49	—	(245,096)	(256,975)	(11,879)
CMBX.NA.A.2	BOA	USD	394,612	0.25%	03/15/49	—	(218,380)	(256,890)	(38,510)
CMBX.NA.AAA.6	JPM	USD	4,995,000	0.50%	05/11/63	—	(164,554)	(77,002)	87,552
CMBX.NA.AAA.6	JPM	USD	4,088,000	0.50%	05/11/63	—	(130,408)	(63,020)	67,388
CMBX.NA.AAA.6	DEUT	USD	4,265,000	0.50%	05/11/63	—	(103,958)	(65,749)	38,209
CMBX.NA.AAA.6	CSI	USD	1,140,000	0.50%	05/11/63	—	(22,394)	(17,574)	4,820
CMBX.NA.BB.6	CSI	USD	1,700,000	5.00%	05/11/63	—	(199,694)	(154,771)	44,923
CMBX.NA.BB.6	MSC	USD	599,000	5.00%	05/11/63	—	(38,362)	(54,504)	(16,142)
CMBX.NA.BB.8	GSC	USD	735,000	5.00%	10/17/57	—	(228,973)	(161,405)	67,568
CMBX.NA.BB.8	GSC	USD	425,000	5.00%	10/17/57	—	(144,132)	(93,330)	50,802
CMBX.NA.BB.8	MSC	USD	420,000	5.00%	10/17/57	—	(130,047)	(92,231)	37,816
CMBX.NA.BB.8	GSC	USD	420,000	5.00%	10/17/57	—	(127,150)	(92,232)	34,918
CMBX.NA.BB.8	CSI	USD	280,000	5.00%	10/17/57	—	(49,953)	(61,488)	(11,535)
CMBX.NA.BB.8	CSI	USD	210,000	5.00%	10/17/57	—	(30,804)	(46,115)	(15,311)
CMBX.NA.BB.8	CSI	USD	160,000	5.00%	10/17/57	—	(19,041)	(35,136)	(16,095)
CMBX.NA.BB.8	GSC	USD	280,000	5.00%	10/17/57	—	(45,289)	(61,487)	(16,198)
CMBX.NA.BB.8	CSI	USD	280,000	5.00%	10/17/57	—	(41,073)	(61,488)	(20,415)
CMBX.NA.BB.8	CSI	USD	220,000	5.00%	10/17/57	—	(26,816)	(48,311)	(21,495)
CMBX.NA.BB.8	JPM	USD	205,000	5.00%	10/17/57	—	(15,085)	(45,018)	(29,933)
CMBX.NA.BB.8	MLI	USD	340,000	5.00%	10/17/57	—	(43,890)	(74,663)	(30,773)
CMBX.NA.BB.8	GSC	USD	340,000	5.00%	10/17/57	—	(40,400)	(74,664)	(34,264)
CMBX.NA.BB.8	BCLY	USD	340,000	5.00%	10/17/57	—	(39,486)	(74,664)	(35,178)
CMBX.NA.BB.8	GSC	USD	310,000	5.00%	10/17/57	—	(31,968)	(68,076)	(36,108)
CMBX.NA.BB.8	MSC	USD	355,000	5.00%	10/17/57	—	(41,184)	(77,958)	(36,774)
CMBX.NA.BB.8	UBS	USD	365,000	5.00%	10/17/57	—	(42,403)	(80,154)	(37,751)
CMBX.NA.BB.8	BCLY	USD	380,000	5.00%	10/17/57	—	(45,422)	(83,448)	(38,026)
CMBX.NA.BB.8	CSI	USD	380,000	5.00%	10/17/57	—	(44,751)	(83,447)	(38,696)
CMBX.NA.BB.8	MLI	USD	370,000	5.00%	10/17/57	—	(34,222)	(81,252)	(47,030)
CMBX.NA.BB.8	CSI	USD	475,000	5.00%	10/17/57	—	(56,766)	(104,309)	(47,543)
CMBX.NA.BB.8	CSI	USD	380,000	5.00%	10/17/57	—	(31,901)	(83,448)	(51,547)
CMBX.NA.BB.8	CSI	USD	755,000	5.00%	10/17/57	—	(91,115)	(165,798)	(74,683)
CMBX.NA.BB.8	BOA	USD	535,000	5.00%	10/17/57	—	(37,753)	(117,485)	(79,732)
CMBX.NA.BB.8	BCLY	USD	550,000	5.00%	10/17/57	—	(33,498)	(120,779)	(87,281)
CMBX.NA.BB.8	BCLY	USD	1,065,000	5.00%	10/17/57	—	(120,493)	(233,873)	(113,380)
CMBX.NA.BB.8	CSI	USD	1,855,000	5.00%	10/17/57	—	(252,240)	(407,357)	(155,117)

The accompanying notes are an integral part of these financial statements.

181

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.9	GSC	USD	415,000	5.00%	09/15/58	$—	$(116,762)	$(105,099)	$11,663
CMBX.NA.BB.9	GSC	USD	210,000	5.00%	09/15/58	—	(59,084)	(53,182)	5,902
CMBX.NA.BB.9	GSC	USD	210,000	5.00%	09/15/58	—	(58,574)	(53,182)	5,392
CMBX.NA.BB.9	MLI	USD	210,000	5.00%	09/17/58	—	(59,692)	(53,183)	6,509
CMBX.NA.BB.9	JPM	USD	220,000	5.00%	09/17/58	—	(60,852)	(55,715)	5,137
CMBX.NA.BB.9	MLI	USD	205,000	5.00%	09/17/58	—	(56,703)	(51,917)	4,786
PrimeX.ARM.2	MSC	USD	97,474	4.58%	12/25/37	—	(7,153)	4,110	11,263
PrimeX.ARM.2	MSC	USD	892,657	4.58%	12/25/37	29,820	—	37,752	7,932
PrimeX.ARM.2	JPM	USD	270,465	4.58%	12/25/37	7,909	—	$11,404	3,495

Total						$37,729	$(5,736,023)	$(6,333,853)	$(635,559)

Total traded indices						$5,607,559	$(5,760,820)	$(694,849)	$(541,588)

Credit default swaps on single-name issues:
Sell protection:
Brazil (Federated Republic of)	JPM	USD	2,000,000	1.00% /2.97%	09/20/20	$—	$(191,047)	$(158,876)	$32,171
Brazil (Federated Republic of)	BNP	USD	3,400,000	1.00% /3.33%	06/20/21	—	(510,794)	(367,018)	143,776
Brazilian Government International Bond	GSC	USD	1,150,000	1.00% /3.33%	06/20/21	—	(137,333)	(124,139)	13,194
Philippines Government International Bond	BCLY	USD	4,900,000	1.00% /0.99%	12/20/20	—	—	6,574	6,574
Republic of South Africa	GSC	USD	1,100,000	1.00% /2.63%	12/20/20	—	(104,723)	(76,352)	28,371

Total						$—	$(943,897)	$(719,811)	$224,086

Total single-name issues						$—	$(943,897)	$(719,811)	$224,086

Total OTC contracts						$5,607,559	$(6,704,717)	$(1,414,660)	$(317,502)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.25	USD	49,290,000	5.00%	12/20/20	$(271,203)	$1,585,706	$1,856,909
CDX.NA.HY.26	USD	670,000	5.00%	06/20/21	17,767	21,550	3,783
CDX.NA.HY.26	USD	13,940,000	(5.00)%	06/20/21	(264,313)	(448,370)	(184,057)
CDX.NA.IG.26	USD	13,890,000	1.00%	06/20/21	132,869	160,373	27,504
ITRAXX.EUR.25	EUR	8,874,000	(1.00)%	06/20/21	(134,361)	(147,106)	(12,745)
ITRAXX.XOV.24	EUR	2,247,000	(5.00)%	12/20/20	(116,305)	(186,724)	(70,419)

Total					$(635,546)	$985,429	$1,620,975

Credit default swaps on indices:
Sell protection:
ITRAXX.EUR.24	EUR	3,137,000	(1.00)%	12/20/20	$18,758	$(47,596)	$(66,354)

Total					$(616,788)	$937,833	$1,554,621

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

182

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Cross Currency Swap Contracts Outstanding at April 30, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.300% based on the notional amount of currency delivered	09/21/21	GSC	USD	1,374,309	CNY	8,955,000	$—	$(9,215)	$(6,676)	$2,539
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.210% based on the notional amount of currency delivered	09/21/21	DEUT	USD	400,061	CNY	2,615,000	—	(3,538)	(3,208)	330
Fixed Rate equal to 3.210% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/21/21	DEUT	CNY	2,615,000	USD	400,061	3,538	—	3,066	(472)
Fixed Rate equal to 3.300% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/21/21	GSC	CNY	8,955,000	USD	1,374,309	9,215	—	(62,571)	(71,786)

Total								$12,753	$(12,753)	$(69,389)	$(69,389)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counter-party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.90% Fixed	CPURNSA	USD	29,286,000	07/15/24	$—	$—	$65,274	$65,274
BOA	3M NZD Bank Bill	2.62% Fixed	NZD	75,000	09/19/20	—	(9)	(41)	(32)
DEUT	3M NZD Bank Bill	2.62% Fixed	NZD	80,000	09/19/20	—	(24)	(44)	(20)
GSC	3M NZD Bank Bill	2.62% Fixed	NZD	70,000	09/19/20	—	(6)	(39)	(33)
GSC	3M NZD Bank Bill	2.62% Fixed	NZD	85,000	09/19/20	—	(12)	(48)	(36)
GSC	0.17% Fixed	3M SEK STIBOR	SEK	425,989,000	04/21/18	—	—	(4,410)	(4,410)
JPM	3M NZD Bank Bill	2.62% Fixed	NZD	70,000	09/19/20	—	(9)	(39)	(30)

Total						$—	$(60)	$60,653	$60,713

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016
Payments made by Fund	Payments received by Fund		Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
6M GBP LIBOR	0.94	% Fixed	GBP	35,481,000	04/21/18	$—	$—	$(7,190)	$(7,190)
6M GBP LIBOR	1.30	% Fixed	GBP	1,075,000	06/20/20	1,783	—	$1,469	(314)

Total						$1,783	$—	$(5,721)	$(7,504)

The accompanying notes are an integral part of these financial statements.

183

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Total Return Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
iBoxx USD Liquid High Yield	GSC	USD	19,299,000	(3M LIBOR	)	06/20/16	$—	$—	$—	$0
iShares iBoxx $ High Yield Corporate Bond ETF	BOA	USD	13,623,384	(1M LIBOR - 0.25%)		07/28/16	—	—	22,784	22,784

Total							$—	$—	$22,784	$22,784

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/16	RBS	$106,716	$106,313	$(403)
AUD	Buy	05/31/16	RBS	46,294	45,563	(731)
AUD	Buy	05/31/16	HSBC	254,175	249,835	(4,340)
AUD	Buy	05/31/16	NAB	256,661	252,114	(4,547)
AUD	Buy	05/31/16	GSC	513,587	504,228	(9,359)
AUD	Sell	05/31/16	GSC	54,143	53,156	987
AUD	Sell	05/31/16	NAB	27,058	26,579	479
AUD	Sell	05/31/16	HSBC	26,267	25,819	448
AUD	Sell	05/31/16	HSBC	256,121	255,911	210
AUD	Sell	05/31/16	GSC	49,487	49,359	128
BRL	Sell	07/05/16	GSC	855,549	920,728	(65,179)
BRL	Sell	08/17/16	MSC	3,113,898	3,300,106	(186,208)
CAD	Buy	05/31/16	SSG	356,933	359,452	2,519
CAD	Buy	05/31/16	RBS	51,332	51,806	474
CAD	Buy	05/31/16	RBS	31,934	31,880	(54)
CAD	Sell	05/31/16	SSG	159,868	160,996	(1,128)
CHF	Sell	05/31/16	JPM	56,482	57,407	(925)
CNH	Buy	10/21/16	SCB	19,626	20,620	994
CNH	Buy	10/21/16	JPM	27,661	28,255	594
CNH	Buy	10/21/16	SCB	9,758	10,233	475
CNH	Buy	10/21/16	SCB	19,173	19,550	377
CNH	Buy	10/21/16	BCLY	8,016	8,248	232
CNH	Sell	10/21/16	DEUT	6,776	6,720	56
CNH	Sell	10/21/16	HSBC	42,050	42,002	48
CNH	Sell	10/21/16	JPM	27,661	27,645	16
CNH	Sell	10/21/16	UBS	10,326	10,538	(212)
CNY	Buy	07/20/16	CBK	397,239	398,215	976
CNY	Buy	07/28/16	JPM	849,418	818,505	(30,913)
CNY	Sell	07/28/16	GSC	66,160	66,864	(704)
CNY	Sell	07/28/16	DEUT	742,033	751,641	(9,608)
COP	Buy	06/15/16	CIB	1,476,207	1,597,781	121,574
COP	Buy	06/15/16	BOA	330,825	350,920	20,095
COP	Buy	06/15/16	CBK	169,717	186,475	16,758
COP	Sell	06/15/16	SSG	2,812,164	3,152,573	(340,409)
EUR	Buy	05/31/16	SSG	7,040,695	7,142,310	101,615
EUR	Buy	05/31/16	RBS	1,223,856	1,243,486	19,630
EUR	Buy	05/31/16	SSG	12,427	12,606	179
EUR	Buy	06/15/16	CIB	2,243,474	2,291,057	47,583
EUR	Buy	06/15/16	UBS	1,277,168	1,314,090	36,922
EUR	Buy	06/15/16	UBS	1,865,495	1,883,987	18,492
EUR	Buy	06/15/16	CBK	1,512,776	1,528,518	15,742
EUR	Buy	09/21/16	CBK	18,220,605	18,395,552	174,947
EUR	Buy	03/15/17	CBK	438,450	457,574	19,124
EUR	Buy	03/15/17	UBS	280,922	283,812	2,890
EUR	Buy	03/15/17	BOA	240,640	243,267	2,627
EUR	Buy	03/15/17	BOA	177,515	179,555	2,040
EUR	Sell	05/11/16	GSC	842,904	847,609	(4,705)
EUR	Sell	05/31/16	RBS	74,510	74,494	16
EUR	Sell	05/31/16	GSC	51,341	51,574	(233)

The accompanying notes are an integral part of these financial statements.

184

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	05/31/16	RBC	$33,975	$34,382	$(407)
EUR	Sell	05/31/16	BCLY	590,271	599,394	(9,123)
EUR	Sell	05/31/16	SSG	11,698,717	11,867,559	(168,842)
EUR	Sell	06/15/16	CIB	1,496,772	1,528,518	(31,746)
EUR	Sell	03/15/17	JPM	1,609,499	1,644,949	(35,450)
EUR	Sell	03/15/17	BOA	2,014,909	2,079,354	(64,445)
EUR	Sell	03/15/17	BOA	1,080,446	1,164,206	(83,760)
EUR	Sell	03/15/17	BOA	5,927,233	6,150,023	(222,790)
GBP	Buy	05/31/16	CBK	1,902,108	1,911,329	9,221
GBP	Buy	05/31/16	RBS	130,512	131,513	1,001
GBP	Sell	05/31/16	CBK	200,681	201,654	(973)
GBP	Sell	05/31/16	UBS	178,286	179,735	(1,449)
GBP	Sell	05/31/16	CBK	2,440,166	2,451,996	(11,830)
GBP	Sell	06/15/16	WEST	297,181	305,421	(8,240)
HUF	Buy	05/18/16	HSBC	147,634	148,252	618
IDR	Buy	05/18/16	GSC	512,686	599,034	86,348
IDR	Buy	09/21/16	GSC	1,925,065	1,931,426	6,361
IDR	Sell	05/18/16	BCLY	277,035	302,429	(25,394)
IDR	Sell	05/18/16	JPM	270,950	296,605	(25,655)
IDR	Sell	09/21/16	SCB	478,265	482,857	(4,592)
IDR	Sell	09/21/16	DEUT	477,564	482,856	(5,292)
IDR	Sell	09/21/16	HSBC	960,405	965,713	(5,308)
JPY	Buy	05/31/16	TDB	10,016,890	10,481,032	464,142
JPY	Buy	05/31/16	RBS	762,416	794,728	32,312
JPY	Buy	05/31/16	JPM	47,749	49,846	2,097
JPY	Sell	05/31/16	RBS	142,135	142,957	(822)
JPY	Sell	05/31/16	TDB	94,380	98,753	(4,373)
JPY	Sell	05/31/16	UBS	468,515	489,835	(21,320)
JPY	Sell	08/15/16	MSC	4,013,494	4,247,395	(233,901)
MXN	Buy	05/31/16	GSC	96,522	98,913	2,391
MXN	Buy	05/31/16	UBS	46,453	47,516	1,063
MXN	Buy	05/31/16	GSC	51,203	51,572	369
MXN	Buy	05/31/16	GSC	12,553	12,864	311
MXN	Buy	06/15/16	RBC	315,184	318,969	3,785
MXN	Buy	06/15/16	SSG	63,138	63,991	853
MXN	Sell	06/15/16	SCB	366,073	382,959	(16,886)
MYR	Sell	05/31/16	HSBC	227,168	226,733	435
MYR	Sell	05/31/16	HSBC	94,265	94,217	48
NOK	Buy	05/31/16	JPM	34,141	34,770	629
NZD	Sell	05/31/16	BOA	13,038	13,245	(207)
NZD	Sell	05/31/16	SSG	13,036	13,245	(209)
NZD	Sell	05/31/16	GSC	48,014	48,796	(782)
NZD	Sell	05/31/16	BNP	86,697	87,832	(1,135)
NZD	Sell	05/31/16	BNP	105,275	106,653	(1,378)
PEN	Buy	06/15/16	SSG	289,125	297,152	8,027
PEN	Sell	06/15/16	SSG	6,671	6,967	(296)
PEN	Sell	06/15/16	CIB	78,381	82,694	(4,313)
PEN	Sell	06/15/16	JPM	197,037	207,491	(10,454)
PHP	Buy	07/20/16	CBK	12,030	11,891	(139)
PLN	Sell	05/31/16	CBK	24,080	24,609	(529)
PLN	Sell	05/31/16	UBS	63,265	64,928	(1,663)
RON	Sell	06/15/16	JPM	1,408,749	1,443,427	(34,678)
RUB	Buy	05/18/16	JPM	277,566	279,520	1,954
RUB	Sell	05/18/16	HSBC	138,910	139,760	(850)
SEK	Buy	05/31/16	JPM	235,434	238,350	2,916
SEK	Sell	05/31/16	JPM	49,254	49,864	(610)
SEK	Sell	05/31/16	JPM	220,658	223,391	(2,733)
SGD	Buy	05/31/16	JPM	109,298	109,955	657
SGD	Sell	05/31/16	JPM	11,077	11,144	(67)
TRY	Buy	06/15/16	BOA	1,252,897	1,302,012	49,115
TRY	Sell	05/04/16	CSFB	3,399,522	3,519,937	(120,415)

The accompanying notes are an integral part of these financial statements.

185

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
TRY	Sell	06/15/16	BOA	$1,251,908	$1,302,012	$(50,104)
UYU	Sell	06/15/16	HSBC	1,291,976	1,291,976	—
UYU	Sell	06/30/16	HSBC	143,918	143,918	—
UYU	Sell	06/30/16	HSBC	616,717	616,717	—
UYU	Sell	06/30/16	HSBC	620,877	620,877	—
UYU	Sell	06/30/16	HSBC	1,244,024	1,244,024	—
ZAR	Buy	05/31/16	CBK	47,032	47,801	769
ZAR	Buy	06/15/16	BNP	260,346	273,802	13,456
ZAR	Sell	06/15/16	GSC	238,905	273,802	(34,897)

Total						$(609,590)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit

Currency Abbreviations: - (continued)
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
iBoxx	Markit i Boxx indices - Euro, Sterling, Asian, US Dollar and European high-yield bond markets

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
STIBOR	Stockholm Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

186

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$58,829,739	$—	$58,829,739	$—
Corporate Bonds	103,507,694	—	103,507,694	—
Foreign Government Obligations	80,742,484	—	80,742,484	—
Municipal Bonds	4,445,749	—	4,445,749	—
Senior Floating Rate Interests	93,401,806	—	93,401,806	—
U.S. Government Agencies	121,660	—	121,660	—
U.S. Government Securities	52,398,720	—	52,398,720	—
Common Stocks
Energy	628,836	—	—	628,836
Preferred Stocks	501,400	501,400	—	—
Short-Term Investments	10,433,459	10,433,459	—	—
Purchased Options	122,961	—	122,961	—
Foreign Currency Contracts (2)	1,298,125	—	1,298,125	—
Futures Contracts (2)	216,412	216,412	—	—
Swaps - Credit Default (2)	3,611,108	—	3,611,108	—
Swaps - Cross Currency (2)	2,869	—	2,869	—
Swaps - Interest Rate (2)	65,274	—	65,274	—
Swaps - Total Return (2)	22,784	—	22,784	—

Total	$410,351,080	$11,151,271	$398,570,973	$628,836

Liabilities
Foreign Currency Contracts (2)	$(1,907,715)	$—	$(1,907,715)	$—
Futures Contracts (2)	(1,257,747)	(1,257,747)	—	—
Swaps - Credit Default (2)	(2,373,989)	—	(2,373,989)	—
Swaps - Cross Currency (2)	(72,258)	—	(72,258)	—
Swaps - Interest Rate(2)	(12,065)	—	(12,065)	—
Written Options	(957,831)	—	(957,831)	—

Total	$(6,581,605)	$(1,257,747)	$(5,323,858)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Common Stocks	Total
Beginning balance	$388,108	$388,108
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	240,728	240,728
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$628,836	$628,836

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $240,728.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

187

The Hartford Total Return Bond Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5%
		Asset-Backed - Automobile - 1.2%
$	2,030,000	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$2,050,585
		First Investors Automotive Owner Trust
	873,451	1.49%, 01/15/2020(1)	872,324
	3,440,000	1.67%, 11/16/2020(1)	3,425,699
	585,541	1.81%, 10/15/2018(1)	585,447
	930,000	2.39%, 11/16/2020(1)	925,972
	650,000	GM Financial Automobile Leasing Trust 1.96%, 03/20/2018(1)	649,323
		Santander Drive Auto Receivables Trust
	980,000	1.82%, 05/15/2019	980,877
	2,415,000	2.36%, 04/15/2020	2,430,132
		Santander Drive Automotive Receivables Trust
	1,198,377	1.55%, 10/15/2018	1,199,090
	4,500,000	1.83%, 01/15/2020	4,488,775
	715,000	2.25%, 06/17/2019	719,020
	4,275,000	Westlake Automobile Receivables Trust 1.58%, 04/15/2020(1)	4,273,237

			22,600,481

		Asset-Backed - Finance & Insurance - 13.3%
	4,200,000	American Money Management Corp. 2.09%, 07/27/2026(1)(2)	4,178,773
		Apidos CLO
	2,935,000	2.08%, 01/19/2025(1)(2)	2,923,374
	4,775,000	2.13%, 04/17/2026(1)(2)	4,766,243
	1,445,000	2.18%, 01/16/2027(1)(2)	1,445,657
	1,510,000	2.48%, 07/15/2023(1)(2)	1,478,725
		Ares CLO Ltd.
	2,924,524	1.48%, 04/20/2023(1)(2)	2,916,400
	3,580,000	1.88%, 07/28/2025(1)(2)	3,563,829
	4,460,000	2.15%, 04/17/2026(1)(2)	4,453,292
		Atlas Senior Loan Fund Ltd.
	3,775,000	2.17%, 10/15/2026(1)(2)	3,765,098
	1,905,000	2.18%, 07/16/2026(1)(2)	1,895,353
	1,740,000	Atrium CDO Corp. 2.07%, 11/16/2022(1)(2)	1,716,385
	3,420,000	Atrium XI 2.79%, 10/23/2025(1)(2)	3,383,563
	1,755,000	Avalon IV Capital Ltd. 2.14%, 04/17/2023(1)(2)	1,739,993
	4,375,000	Avery Point IV CLO Ltd. 2.16%, 04/25/2026(1)(2)	4,346,759
	1,030,000	Babson CLO Ltd. 2.12%, 07/20/2025(1)(2)	1,022,719
	601,250	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	576,146
	4,630,000	Carlyle Global Market Strategies Ltd. 2.10%, 04/27/2027(1)(2)	4,615,147
		Cent CLO Ltd.
	3,995,000	2.12%, 01/25/2026(1)(2)	3,956,744
	4,475,000	2.12%, 04/17/2026(1)(2)	4,448,154
	2,865,000	2.12%, 07/27/2026(1)(2)	2,851,566
	1,810,000	2.68%, 04/17/2026(1)(2)	1,763,114
		CIFC Funding Ltd.
	4,175,000	2.11%, 05/24/2026(1)(2)	4,144,372
	4,745,000	2.13%, 04/18/2025(1)(2)	4,726,945
	3,940,000	2.41%, 08/14/2024(1)(2)	3,882,984
	453,326	Consumer Credit Origination Loan Trust 2.82%, 03/15/2021(1)	453,470

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Asset-Backed - Finance & Insurance - 13.3% - (continued)
		Dryden Senior Loan Fund
$	4,695,000	1.98%, 04/18/2026(1)(2)	$4,672,088
	3,970,000	2.06%, 07/15/2027(1)(2)	3,947,724
	4,800,000	2.11%, 07/15/2026(1)(2)	4,796,160
	2,250,478	First Franklin Mortgage Loan Trust 0.68%, 04/25/2036(2)	1,426,809
	1,015,000	Flatiron CLO Ltd. 2.53%, 07/17/2026(1)(2)	986,538
	695,000	Ford Credit Floorplan Master Owner Trust A 1.40%, 02/15/2019	692,480
	6,637,000	Galaxy CLO Ltd. 1.88%, 04/15/2025(1)(2)	6,561,949
	4,250,000	Gramercy Park CLO Ltd. 1.93%, 07/17/2023(1)(2)	4,235,576
	2,525,000	Green Tree Agency Advance Funding Trust I 3.10%, 10/15/2048(1)	2,524,520
	2,910,000	Highbridge Loan Management Ltd. 2.07%, 05/05/2027(1)(2)	2,890,829
	1,565,000	ING Investment Management CLO Ltd. 2.19%, 03/14/2022(1)(2)	1,546,231
	615,000	LCM L.P. 2.22%, 04/15/2022(1)(2)	607,670
	4,765,000	Limerock CLO 2.13%, 04/18/2026(1)(2)	4,727,742
		Madison Park Funding Ltd.
	4,825,000	1.92%, 10/23/2025(1)(2)	4,780,890
	2,800,000	2.08%, 01/19/2025(1)(2)	2,785,482
	4,525,000	2.13%, 07/20/2026(1)(2)	4,521,380
	415,000	2.50%, 04/22/2022(1)(2)	413,638
	3,370,000	3.03%, 01/27/2026(1)(2)	3,388,589
		Magnetite CLO Ltd.
	3,890,000	2.06%, 07/25/2026(1)(2)	3,884,157
	2,895,000	2.11%, 04/15/2026(1)(2)	2,889,679
	3,170,000	2.13%, 04/15/2027(1)(2)	3,165,229
	3,115,000	2.59%, 07/25/2026(1)(2)	3,058,538
	4,100,000	5.13%, 01/15/2025(1)(2)	4,109,045
	2,725,841	Nationstar HECM Loan Trust 2.98%, 02/25/2026(1)	2,726,113
		Neuberger Berman CLO Ltd.
	3,795,000	2.09%, 08/04/2025(1)(2)	3,782,552
	3,510,000	2.10%, 04/15/2026(1)(2)	3,500,119
	1,395,000	Oak Hill Credit Partners X Ltd. 2.10%, 07/20/2026(1)(2)	1,386,352
	4,495,000	Oaktree EIF II Ltd. 2.17%, 02/15/2026(1)(2)	4,488,240
	4,015,000	OCP CLO Ltd. 2.16%, 04/17/2027(1)(2)	4,002,429
	2,385,000	Octagon Investment Partners Ltd. 1.75%, 07/17/2025(1)(2)	2,340,873
	4,000,000	Ocwen Master Advance Receivables Trust 2.54%, 09/17/2046(1)	3,998,180
	5,829,000	OHA Credit Partners VIII Ltd. 1.75%, 04/20/2025(1)(2)	5,736,978
	5,360,000	OHA Loan Funding Ltd. 2.12%, 02/15/2027(1)(2)	5,354,136
	6,305,000	OneMain Financial Issuance Trust 4.10%, 03/20/2028(1)	6,438,761
		OZLM Funding Ltd.
	4,470,000	2.07%, 04/30/2027(1)(2)	4,438,934
	4,595,000	2.18%, 04/17/2026(1)(2)	4,568,037
	5,355,000	Race Point CLO Ltd. 2.14%, 04/15/2027(1)(2)	5,313,991

The accompanying notes are an integral part of these financial statements.

188

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Asset-Backed - Finance & Insurance - 13.3% - (continued)
$	2,710,000	SBA Tower Trust 2.90%, 10/15/2044(1)(3)	$2,719,109
	3,320,000	Seneca Park CLO Ltd. 2.11%, 07/17/2026(1)(2)	3,305,588
	3,430,000	Shackleton CLO Ltd. 2.11%, 07/17/2026(1)(2)	3,419,964
		Sound Point CLO Ltd.
	3,768,000	2.01%, 01/21/2026(1)(2)	3,741,718
	4,385,000	2.16%, 04/15/2027(1)(2)	4,372,810
	1,410,000	5.23%, 07/15/2025(1)(2)	1,160,360
	2,230,890	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	2,236,077
	2,941,095	Springleaf Funding Trust 2.41%, 12/15/2022(1)	2,940,263
	4,090,000	Symphony CLO L.P. 2.19%, 01/09/2023(1)(2)	4,028,139
		Symphony CLO Ltd.
	970,000	1.59%, 07/23/2023(1)(2)	968,180
	3,950,000	2.11%, 07/14/2026(1)(2)	3,944,055
	2,740,000	Thacher Park CLO Ltd. 2.10%, 10/20/2026(1)(2)	2,732,701
	4,500,000	Tremen Park Ltd. 2.13%, 04/20/2027(1)(2)	4,479,840
		Voya CLO Ltd.
	1,500,000	2.08%, 07/17/2026(1)(2)	1,492,893
	4,220,000	2.11%, 04/18/2027(1)(2)	4,197,807
	4,690,000	2.13%, 04/18/2026(1)(2)	4,671,967
	1,505,000	2.73%, 04/18/2027(1)(2)	1,492,879

			257,607,793

		Asset-Backed - Home Equity - 1.4%
		GSAA Home Equity Trust
	673,169	0.51%, 12/25/2046(2)	327,257
	6,582,410	0.52%, 02/25/2037(2)	3,490,198
	1,254,053	0.53%, 12/25/2036(2)	595,695
	4,058,078	0.54%, 03/25/2037(2)	2,110,204
	2,713,008	0.62%, 11/25/2036(2)	1,372,208
	944,531	0.66%, 05/25/2047(2)	659,771
	591,757	0.74%, 03/25/2036(2)	392,914
	631,786	5.88%, 09/25/2036(3)	314,314
	1,727,932	5.99%, 06/25/2036(2)	850,452
	246,677	Morgan Stanley Asset-Backed Securities Capital I Inc. Trust 0.59%, 06/25/2036(2)	210,214
	1,565,289	Morgan Stanley Mortgage Loan Trust 0.61%, 11/25/2036(2)	674,940
	13,030,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	13,108,388
	793,697	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(3)	411,243
		Soundview Home Loan Trust
	3,500,000	0.62%, 07/25/2037(2)	2,173,324
	830,000	0.68%, 07/25/2036(2)	505,454
	1,485,000	0.69%, 11/25/2036(2)	981,258

			28,177,834

		Commercial Mortgage - Backed Securities - 11.5%
		Banc of America Commercial Mortgage Trust
	1,970,000	3.26%, 09/15/2048(1)(2)	1,062,177
	345,000	3.71%, 09/15/2048	367,590
	2,290,338	5.49%, 02/10/2051	2,365,471
	235,953	5.93%, 02/10/2051(2)	245,966

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Commercial Mortgage - Backed Securities - 11.5% - (continued)
$	1,229,621	Bear Stearns Commercial Mortgage Securities Trust 5.33%, 02/11/2044	$1,254,705
		Bear Stearns Commercial Mortgage Securities, Inc.
	510,000	5.31%, 10/12/2042(2)	504,382
	2,197,350	5.69%, 06/11/2050(2)	2,285,870
	28,236	5.89%, 04/12/2038(2)	28,233
	2,386,124	5.91%, 06/11/2040(2)	2,460,750
		Citigroup Commercial Mortgage Trust
	15,104,615	1.28%, 07/10/2047(2)(4)	974,412
	16,344,385	1.31%, 04/10/2048(2)(4)	1,168,114
	300,000	2.94%, 04/10/2048	303,997
	2,055,000	3.11%, 04/10/2048(1)	1,410,719
	445,000	3.19%, 04/10/2048	458,973
	1,025,100	3.62%, 07/10/2047	1,097,566
	1,045,000	3.76%, 06/10/2048	1,124,660
	795,000	3.82%, 11/10/2048	855,545
	130,000	3.86%, 05/10/2047	141,487
	2,100,000	4.02%, 03/10/2047	2,306,549
	415,000	4.56%, 03/10/2047(1)(2)	260,524
	305,000	5.06%, 03/10/2047(1)(2)	257,076
	1,990,000	5.90%, 12/10/2049(2)	2,062,756
	3,982,478	Citigroup/Deutsche Bank Commercial Mortgage Trust 5.32%, 12/11/2049	4,049,899
	575,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	571,233
	4,397,769	Commercial Mortgage Loan Trust 6.30%, 12/10/2049(2)	4,594,107
		Commercial Mortgage Pass-Through Certificates
	6,023,306	0.86%, 02/10/2047(2)	224,991
	360,000	4.24%, 02/10/2047(2)	402,974
	735,000	4.75%, 10/15/2045(1)(2)	600,811
		Commercial Mortgage Trust
	3,325,968	2.11%, 07/10/2046(1)(2)(4)	226,048
	1,635,158	2.85%, 10/15/2045	1,691,913
	525,000	3.10%, 03/10/2046	549,030
	225,000	3.18%, 02/10/2048	234,510
	1,015,000	3.21%, 03/10/2046	1,068,694
	335,000	3.29%, 12/10/2044	354,402
	1,270,000	3.35%, 02/10/2048	1,329,025
	3,050,000	3.42%, 03/10/2031(1)	3,224,291
	810,000	3.46%, 08/10/2055(2)	570,582
	1,220,000	3.50%, 05/10/2048	1,289,344
	1,820,000	3.53%, 12/10/2047	1,940,748
	885,000	3.61%, 06/10/2046(2)	953,484
	1,200,000	3.61%, 10/10/2048	1,273,099
	455,000	3.62%, 07/10/2050	484,838
	1,695,000	3.62%, 10/10/2048(1)(2)	1,202,330
	1,540,000	3.70%, 08/10/2055	1,653,343
	290,000	3.80%, 08/10/2047	314,467
	740,000	3.90%, 07/10/2050	803,923
	2,360,000	3.96%, 03/10/2047	2,568,575
	1,425,000	4.02%, 07/10/2045	1,571,233
	2,350,000	4.05%, 04/10/2047	2,589,541
	420,000	4.07%, 02/10/2047(2)	465,250
	660,000	4.21%, 08/10/2046(2)	737,272
	630,000	4.73%, 10/15/2045(1)(2)	537,125
	387,118	5.44%, 03/10/2039	393,712

The accompanying notes are an integral part of these financial statements.

189

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Commercial Mortgage - Backed Securities - 11.5% - (continued)
$	3,698,226	5.74%, 12/10/2049	$3,859,412
		Community or Commercial Mortgage Trust
	1,425,000	3.69%, 08/10/2047	1,523,479
	1,630,000	4.01%, 04/10/2047	1,789,025
	2,060,000	4.38%, 07/10/2045(2)	2,311,190
	1,923,679	Credit Suisse Commercial Mortgage Trust 5.89%, 06/15/2039(2)	1,978,478
		Credit Suisse First Boston Mortgage Securities Corp.
	16,608	4.77%, 07/15/2037	16,603
	909,055	4.88%, 04/15/2037	845,792
		CSAIL Commercial Mortgage Trust
	44,304,574	1.04%, 06/15/2057(2)(4)	2,433,340
	1,520,639	1.11%, 04/15/2050(2)(4)	89,482
	5,935,245	1.22%, 11/15/2048(2)(4)	395,851
	1,405,000	3.51%, 08/15/2048(2)	1,014,873
	5,337,000	3.72%, 08/15/2048	5,727,457
	2,385,000	3.81%, 11/15/2048	2,573,456
	4,504,793	DBUBS Mortgage Trust 1.10%, 11/10/2046(1)(2)(4)	114,721
	1,710,000	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	1,927,773
		FREMF Mortgage Trust
	2,495,000	3.08%, 10/25/2047(1)(2)	2,517,099
	2,710,000	5.42%, 09/25/2043(1)(2)	2,978,431
	475,704	GE Business Loan Trust 1.43%, 05/15/2034(1)(2)	388,601
	605,000	GE Commercial Mortgage Corp. 5.61%, 12/10/2049(2)	590,342
		GS Mortgage Securities Trust
	26,948,520	0.31%, 07/10/2046(2)(4)	209,487
	3,694,776	1.78%, 08/10/2044(1)(2)(4)	186,360
	75,000	2.94%, 02/10/2046	77,658
	2,010,000	2.95%, 11/05/2034(1)	2,064,144
	565,000	3.27%, 11/10/2048	429,770
	1,895,000	3.38%, 05/10/2050	1,983,870
	635,000	3.58%, 06/10/2047(1)	367,228
	695,000	3.67%, 04/10/2047(1)	514,078
	3,305,000	3.86%, 06/10/2047	3,589,812
	2,090,000	4.00%, 04/10/2047	2,288,159
	1,145,000	4.07%, 01/10/2047	1,257,113
	725,000	4.66%, 11/10/2047(1)(2)	569,237
	1,310,000	5.03%, 04/10/2047(1)(2)	1,024,039
		Hilton USA Trust
	3,260,000	2.66%, 11/05/2030(1)	3,274,060
	462,424	3.19%, 11/05/2030(1)(2)	462,127
	730,000	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	575,780
		JP Morgan Chase Commercial Mortgage Securities Trust
	5,623,899	1.94%, 02/12/2051(2)	5,421,752
	1,325,000	2.73%, 10/15/2045(1)(2)	938,405
	1,435,000	2.83%, 10/15/2045	1,480,456
	1,282,222	3.91%, 05/05/2030(1)	1,372,545
	380,000	4.00%, 08/15/2046(1)(2)	304,728
	2,740,000	4.17%, 12/15/2046	3,046,413
	625,001	4.81%, 10/15/2045(1)(2)	566,533
	4,627,427	5.34%, 05/15/2047	4,697,272
	1,160,000	5.50%, 08/15/2046(1)(2)	1,181,014

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Commercial Mortgage - Backed Securities - 11.5% - (continued)
$	1,009,450	5.72%, 02/15/2051	$1,044,962
	931,826	6.07%, 02/12/2051	972,646
		JPMBB Commercial Mortgage Securities Trust
	15,339,818	1.02%, 09/15/2047(2)(4)	622,531
	5,120,189	1.10%, 05/15/2048(2)(4)	235,344
	1,235,032	3.18%, 02/15/2048	1,274,617
	1,200,000	3.60%, 11/15/2048	1,270,164
	520,061	3.61%, 05/15/2048	554,440
	1,930,000	3.78%, 08/15/2047	2,091,032
	1,665,000	3.80%, 09/15/2047	1,805,052
	860,000	3.88%, 10/15/2048(1)(2)	613,729
	2,085,000	4.00%, 04/15/2047	2,290,784
	1,250,000	4.20%, 01/15/2047	1,396,341
		LB-UBS Commercial Mortgage Trust
	344,611	5.43%, 02/15/2040	351,116
	3,290,245	5.86%, 07/15/2040(2)	3,361,197
	814,295	6.25%, 04/15/2041(2)	861,332
	100,138	Lehman Brothers Small Balance Commercial 5.11%, 09/25/2030(1)(2)	99,752
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	2,952,347	5.38%, 08/12/2048	3,002,050
	1,040,000	5.42%, 08/12/2048	1,062,982
	2,091,087	5.70%, 09/12/2049	2,168,994
	2,630,609	5.81%, 06/12/2050(2)	2,721,706
		Morgan Stanley Bank of America Merrill Lynch Trust
	4,422,984	1.28%, 10/15/2048(2)(4)	329,835
	9,643,011	1.31%, 12/15/2047(2)(4)	590,942
	410,000	2.92%, 02/15/2046	422,503
	1,290,000	3.06%, 10/15/2048(1)	874,408
	730,000	3.13%, 12/15/2048	760,465
	880,000	3.18%, 08/15/2045	921,089
	1,030,166	3.53%, 12/15/2047	1,092,265
	2,315,000	3.74%, 08/15/2047	2,493,539
	775,000	4.06%, 02/15/2047	852,211
	195,000	4.26%, 10/15/2046	218,301
	775,000	4.50%, 08/15/2045(1)	544,727
		Morgan Stanley Capital I Trust
	19,068,119	0.64%, 09/15/2047(1)(2)(4)	336,159
	2,605,000	3.47%, 08/11/2029(1)	2,750,874
	860,000	5.35%, 07/15/2049(1)(2)	663,194
	425,000	5.40%, 10/12/2052(1)(2)	394,751
	2,116,607	5.57%, 12/15/2044	2,194,942
	3,450,000	5.69%, 04/15/2049(2)	3,533,514
	1,755,520	5.81%, 12/12/2049	1,830,064
	600,000	6.46%, 01/11/2043(1)(2)	577,102
		Morgan Stanley Re-Remic Trust
	1,860,868	5.99%, 08/12/2045(1)(2)	1,905,861
	1,500,268	5.99%, 08/15/2045(1)(2)	1,530,411
		SFAVE Commercial Mortgage Securities Trust
	885,000	3.87%, 01/05/2043(1)(2)	844,457
	1,965,000	4.14%, 01/05/2043(1)(2)	1,883,261
		UBS-Barclays Commercial Mortgage Trust
	1,200,000	3.09%, 08/10/2049	1,248,873
	2,380,000	3.19%, 03/10/2046	2,486,276
	4,725,120	3.24%, 04/10/2046	4,953,789
	485,000	4.22%, 03/10/2046(1)(2)	332,687

The accompanying notes are an integral part of these financial statements.

190

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Commercial Mortgage - Backed Securities - 11.5% - (continued)
$	587,378	Wachovia Bank Commercial Mortgage Trust 5.31%, 11/15/2048	$596,946
		Wells Fargo Commercial Mortgage Trust
	13,015,309	1.34%, 05/15/2048(2)(4)	943,714
	1,665,000	2.92%, 10/15/2045	1,724,300
	1,695,000	3.82%, 08/15/2050	1,838,484
	395,000	4.24%, 05/15/2048(2)	302,661
	430,000	4.37%, 06/15/2048(2)	322,544
	60,000	4.94%, 10/15/2045(1)(2)	57,237
		WF-RBS Commercial Mortgage Trust
	2,275,166	1.58%, 03/15/2047(2)(4)	152,360
	870,000	2.87%, 11/15/2045	898,018
	1,170,000	2.88%, 12/15/2045	1,207,783
	1,545,000	3.02%, 11/15/2047(1)	751,430
	305,000	3.07%, 03/15/2045	317,694
	605,000	3.63%, 11/15/2047	647,237
	635,000	3.67%, 11/15/2044	682,256
	3,515,000	3.68%, 08/15/2047	3,778,773
	3,230,281	4.00%, 05/15/2047	3,544,023
	3,255,000	4.05%, 03/15/2047	3,577,898
	2,130,000	4.90%, 06/15/2044(1)(2)	2,399,136
	345,000	5.00%, 06/15/2044(1)(2)	295,146
	400,505	5.00%, 04/15/2045(1)(2)	269,900
	960,000	5.75%, 04/15/2045(1)(2)	947,444
	2,084,636	WFRBS Commercial Mortgage Trust 4.10%, 03/15/2047	2,301,089

			224,349,105

		Whole Loan Collateral CMO - 5.1%
		Adjustable Rate Mortgage Trust
	242,976	0.70%, 01/25/2036(2)	198,849
	1,075,399	0.71%, 11/25/2035(2)	970,432
	1,371,931	0.94%, 01/25/2036(2)	1,175,442
		Alternative Loan Trust
	3,327,875	0.71%, 01/25/2036(2)	2,700,181
	1,276,285	0.76%, 11/25/2035(2)	1,044,849
	219,484	0.84%, 10/25/2036(2)	149,262
	1,008,217	5.75%, 05/25/2036	791,452
	368,324	6.00%, 05/25/2036	298,991
	233,251	6.00%, 12/25/2036	172,532
		American Home Mortgage Assets Trust
	725,114	0.63%, 09/25/2046(2)	495,261
	928,357	1.32%, 10/25/2046(2)	647,324
		Banc of America Funding Trust
	152,251	0.63%, 10/20/2036(2)	121,874
	198,319	0.67%, 02/20/2047(2)	162,346
	2,287,462	0.74%, 05/20/2047(2)	1,858,039
	2,819,131	5.77%, 05/25/2037(2)	2,477,065
	126,648	5.85%, 01/25/2037(3)	106,751
		BCAP LLC Trust
	524,676	0.61%, 01/25/2037(2)	416,523
	1,384,554	0.62%, 03/25/2037(2)	1,155,462
		Bear Stearns Adjustable Rate Mortgage Trust
	1,223,162	2.66%, 10/25/2035(2)	1,176,054
	782,412	2.80%, 02/25/2036(2)	599,042
		Bear Stearns Alt-A Trust
	238,994	0.76%, 08/25/2036(2)	176,723
	437,363	0.82%, 05/25/2036(2)	359,823
	3,085,208	0.94%, 01/25/2036(2)	2,455,061

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Whole Loan Collateral CMO - 5.1% - (continued)
$	1,667,942	Bear Stearns Mortgage Funding Trust 0.62%, 10/25/2036(2)	$1,276,134
	998,624	Chase Mortgage Finance Trust 2.67%, 12/25/2035(2)	904,979
		CHL Mortgage Pass-Through Trust
	1,577,489	1.12%, 03/25/2035(2)	1,254,847
	600,030	2.66%, 06/20/2035(2)	577,067
	352,690	2.68%, 03/20/2036(2)	312,837
		Countrywide Home Loans, Inc.
	1,241,836	2.62%, 11/20/2035(2)	1,105,865
	2,271,515	2.75%, 09/25/2047(2)	2,029,332
	876,584	2.95%, 04/20/2036(2)	729,722
	1,473,976	CS First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	1,373,006
		DSLA Mortgage Loan Trust
	265,441	0.80%, 01/19/2045(2)	225,655
	939,301	1.27%, 03/19/2046(2)	673,417
		GMAC Mortgage Corp. Loan Trust
	1,101,874	3.10%, 09/19/2035(2)	1,009,989
	176,823	3.31%, 04/19/2036(2)	150,369
		GSR Mortgage Loan Trust
	4,223,820	0.74%, 01/25/2037(2)	2,449,816
	245,009	0.94%, 11/25/2035(2)	162,600
	345,991	2.85%, 10/25/2035(2)	303,832
	3,209,222	3.01%, 01/25/2036(2)	2,932,994
		HarborView Mortgage Loan Trust
	1,703,666	0.63%, 01/19/2038(2)	1,354,852
	1,771,732	0.68%, 12/19/2036(2)	1,213,677
	971,629	1.14%, 01/19/2035(2)	639,614
	434,486	1.44%, 10/25/2037(2)	368,607
		IndyMac Index Mortgage Loan Trust
	1,554,081	0.63%, 04/25/2037(2)	1,097,272
	762,765	0.68%, 07/25/2035(2)	658,213
	1,467,479	0.72%, 07/25/2035(2)	1,184,064
	783,338	0.73%, 01/25/2036(2)	497,147
	614,421	2.78%, 08/25/2035(2)	457,243
	843,543	2.79%, 01/25/2036(2)	783,994
	1,724,520	2.96%, 04/25/2037(2)	1,097,455
		JP Morgan Mortgage Trust
	1,057,299	2.74%, 09/25/2035(2)	1,002,476
	263,673	2.80%, 04/25/2037(2)	230,879
	735,909	2.90%, 05/25/2036(2)	650,734
	955,845	Lehman XS Trust 0.65%, 07/25/2046(2)	739,886
		LSTAR Securities Investment Trust
	4,584,445	2.43%, 01/01/2020(1)(2)	4,517,971
	5,381,318	2.43%, 10/01/2020(1)(2)	5,282,140
	6,267,943	2.44%, 04/01/2020(1)(2)	6,087,740
	537,027	Luminent Mortgage Trust 0.64%, 10/25/2046(2)	452,911
	527,188	Merrill Lynch Mortgage Investors Trust 2.84%, 07/25/2035(2)	415,398
	1,795,223	Morgan Stanley Mortgage Loan Trust 3.00%, 05/25/2036(2)	1,273,557
	223,244	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.18%, 06/25/2036(2)	165,976
	2,882,007	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	2,593,428

The accompanying notes are an integral part of these financial statements.

191

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.5% - (continued)
		Whole Loan Collateral CMO - 5.1% - (continued)
		Residential Accredit Loans, Inc.
$	247,052	0.66%, 02/25/2046(2)	$109,127
	2,151,293	0.74%, 04/25/2036(2)	1,442,692
	336,320	1.18%, 09/25/2046(2)	233,366
	2,394,432	1.64%, 11/25/2037(2)	1,548,913
	1,842,121	6.00%, 12/25/2035	1,575,258
	823,517	Residential Asset Securitization Trust 0.89%, 03/25/2035(2)	636,543
	823,383	Residential Funding Mortgage Securities, Inc. 2.92%, 08/25/2035(2)	615,061
	363,246	Sequoia Mortgage Trust 2.69%, 07/20/2037(2)	289,380
	2,860,171	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(1)(2)	2,865,755
	602,284	Structured Adjustable Rate Mortgage Loan Trust 0.74%, 09/25/2034(2)	461,457
	3,755,000	Structured Agency Credit Risk Debt Notes 2.09%, 04/25/2024(2)	3,728,974
	610,618	Structured Asset Mortgage Investments II Trust 0.67%, 02/25/2036(2)	460,431
		Towd Point Mortgage Trust
	2,058,139	2.75%, 04/25/2055(1)(2)	2,060,093
	755,501	3.00%, 03/25/2054(1)(2)	762,318
		WaMu Mortgage Pass-Through Certificates Trust
	1,258,405	0.86%, 06/25/2044(2)	1,118,084
	704,616	1.36%, 07/25/2046(2)	563,155
	383,928	1.38%, 08/25/2046(2)	313,802
	377,759	2.17%, 11/25/2046(2)	334,147
	419,322	2.20%, 12/25/2036(2)	358,185
	1,756,943	2.22%, 06/25/2037(2)	1,492,577
		Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
	519,984	0.53%, 02/25/2037(2)	330,260
	256,882	0.60%, 02/25/2037(2)	184,749
	1,980,078	1.04%, 07/25/2036(2)	1,097,734
	973,815	1.21%, 11/25/2046(2)	665,010
	887,691	Wells Fargo Alternative Loan Trust 2.77%, 12/28/2037(2)	743,951
		Wells Fargo Commercial Mortgage Trust
	30,537,980	1.34%, 09/15/2057(2)(4)	2,141,265
	2,115,000	2.88%, 05/15/2048(1)(2)	1,056,589
	1,090,000	3.36%, 09/15/2058(1)	639,455
	675,000	3.84%, 09/15/2058	730,537

			98,505,901

		Whole Loan Collateral PAC - 0.0%
	189,701	Alternative Loan Trust 0.94%, 12/25/2035(2)	131,021

		Total Asset & Commercial Mortgage Backed Securities (cost $630,943,351)	$631,372,135

CORPORATE BONDS - 33.3%
		Advertising - 0.1%
$	70,000	Lamar Media Corp. 5.75%, 02/01/2026(1)	$74,025

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Advertising - 0.1% - (continued)
$	1,605,000	Omnicom Group, Inc. 3.60%, 04/15/2026	$1,671,036

			1,745,061

		Aerospace/Defense - 0.2%
	470,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	476,961
	530,000	BAE Systems plc 4.75%, 10/11/2021(1)	584,529
		Lockheed Martin Corp.
	955,000	2.50%, 11/23/2020	982,488
	1,395,000	4.70%, 05/15/2046	1,604,034

			3,648,012

		Agriculture - 0.4%
	534,000	Altria Group, Inc. 10.20%, 02/06/2039	975,791
	1,680,000	BAT International Finance plc 2.75%, 06/15/2020(1)	1,735,422
		Imperial Tobacco Finance plc
	1,345,000	2.05%, 07/20/2018(1)	1,352,957
	760,000	2.95%, 07/21/2020(1)	783,296
	1,040,000	3.75%, 07/21/2022(1)	1,095,676
	1,935,000	Reynolds American, Inc. 3.25%, 06/12/2020	2,029,047

			7,972,189

		Airlines - 0.0%
	195,000	AircastleLtd. 5.00%, 04/01/2023	198,541

		Apparel - 0.1%
	1,375,000	William Carter Co. 5.25%, 08/15/2021	1,432,750

		Auto Manufacturers - 1.7%
	5,450,000	Daimler Finance North America LLC 1.65%, 03/02/2018(1)	5,457,603
		Ford Motor Credit Co. LLC
	6,510,000	1.46%, 03/27/2017	6,514,479
	700,000	2.24%, 06/15/2018	704,687
	2,275,000	3.20%, 01/15/2021	2,343,691
	1,370,000	4.25%, 02/03/2017	1,399,143
		General Motors Co.
	1,420,000	6.60%, 04/01/2036	1,661,585
	330,000	6.75%, 04/01/2046	398,235
		General Motors Financial Co., Inc.
	1,900,000	2.40%, 04/10/2018	1,911,746
	3,150,000	3.50%, 07/10/2019	3,257,273
	3,640,000	4.75%, 08/15/2017	3,780,864
	2,395,000	5.25%, 03/01/2026	2,627,351
	2,715,000	Volkswagen Group of America Finance LLC 1.60%, 11/20/2017(1)	2,706,130

			32,762,787

		Auto Parts & Equipment - 0.0%
		ZF North America Capital, Inc.
	190,000	4.50%, 04/29/2022(1)	194,508
	165,000	4.75%, 04/29/2025(1)	167,269

			361,777

		Beverages - 1.6%
		Anheuser-Busch InBev Finance, Inc.
	3,725,000	1.90%, 02/01/2019	3,778,387
	605,000	2.15%, 02/01/2019	617,943

The accompanying notes are an integral part of these financial statements.

192

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Beverages - 1.6% - (continued)
$	9,320,000	3.30%, 02/01/2023	$9,713,229
	2,905,000	4.70%, 02/01/2036	3,177,004
	10,530,000	4.90%, 02/01/2046	11,941,631
		Anheuser-Busch InBev Worldwide, Inc.
	1,025,000	2.50%, 07/15/2022	1,032,708
	1,445,000	3.75%, 07/15/2042	1,405,728

			31,666,630

		Biotechnology - 0.1%
	755,000	Celgene Corp. 4.63%, 05/15/2044	777,582
	675,000	Gilead Sciences, Inc. 3.25%, 09/01/2022	715,205

			1,492,787

		Commercial Banks - 10.8%
EUR	930,000	Allied Irish Banks plc 7.38%, 12/03/2020(2)(5)(6)	926,460
		Banco Bilbao Vizcaya Argentaria S.A.
	2,200,000	7.00%, 02/19/2019(2)(5)(6)	2,317,582
$	2,800,000	9.00%, 05/09/2018(2)(5)(6)	2,893,100
		Banco Santander S.A.
EUR	3,000,000	6.25%, 03/12/2019(2)(5)(6)	3,010,051
	700,000	6.25%, 09/11/2021(2)(5)(6)	697,015
		Bank of America Corp.
$	1,915,000	2.63%, 04/19/2021	1,927,773
	980,000	3.50%, 04/19/2026	990,505
	2,575,000	4.00%, 01/22/2025	2,578,881
	5,805,000	4.20%, 08/26/2024	5,911,922
	990,000	5.00%, 01/21/2044	1,103,491
	4,630,000	6.05%, 05/16/2016	4,638,200
	2,235,000	7.75%, 05/14/2038	3,109,716
EUR	2,450,000	Bank of Ireland 7.38%, 06/18/2020(2)(5)(6)	2,703,679
$	1,715,000	Bank of New York Mellon Corp. 2.60%, 08/17/2020	1,768,052
	5,535,000	Bank of Nova Scotia 4.50%, 12/16/2025	5,704,194
	6,900,000	Barclays Bank plc 6.05%, 12/04/2017(1)	7,304,933
		Barclays plc
EUR	2,025,000	8.00%, 12/15/2020(2)(5)	2,312,930
$	455,000	8.25%, 12/15/2018(2)(5)	456,153
	2,265,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(5)	2,315,962
		BPCE S.A.
	1,305,000	5.15%, 07/21/2024(1)	1,341,931
	1,900,000	5.70%, 10/22/2023(1)	2,020,411
	1,750,000	Capital One Financial Corp. 6.15%, 09/01/2016	1,778,170
		Capital One NA/Mclean VA
	7,075,000	1.65%, 02/05/2018	7,045,936
	2,200,000	2.35%, 08/17/2018	2,220,319
		CIT Group, Inc.
	40,000	5.00%, 05/15/2017	40,825
	1,614,000	5.50%, 02/15/2019(1)	1,690,665
	485,000	6.63%, 04/01/2018(1)	511,069
		Citigroup, Inc.
	1,255,000	1.85%, 11/24/2017	1,259,459
	1,890,000	2.70%, 03/30/2021	1,913,719
	2,425,000	4.30%, 11/20/2026	2,482,206

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Commercial Banks - 10.8% - (continued)
$	1,850,000	4.40%, 06/10/2025	$1,909,409
	6,405,000	4.45%, 09/29/2027	6,525,491
	1,820,000	4.60%, 03/09/2026	1,891,207
	1,135,000	4.65%, 07/30/2045	1,213,788
	435,000	5.50%, 09/13/2025	481,903
	1,425,000	6.68%, 09/13/2043	1,764,828
		Credit Agricole S.A.
	200,000	4.38%, 03/17/2025(1)	199,352
EUR	1,440,000	6.50%, 06/23/2021(2)(5)(6)	1,607,651
GBP	750,000	7.50%, 06/23/2026(2)(5)(6)	1,006,189
$	2,025,000	8.13%, 12/23/2025(1)(2)(5)	2,090,812
	5,840,000	Credit Suisse Group AG 6.25%, 12/18/2024(1)(2)(5)	5,372,800
	3,425,000	Credit Suisse Group Funding Guernsey Ltd. 3.13%, 12/10/2020(1)	3,430,843
	800,000	Credit Suisse Group Guernsey I Ltd. 7.88%, 02/24/2041(2)(6)	807,170
		Goldman Sachs Group, Inc.
	360,000	1.80%, 04/23/2020(2)	360,008
	460,000	2.00%, 04/25/2019	461,411
	1,725,000	2.38%, 01/22/2018	1,746,820
	1,695,000	2.75%, 09/15/2020	1,720,430
	2,045,000	2.88%, 02/25/2021	2,077,826
	860,000	4.75%, 10/21/2045	915,191
	2,105,000	5.15%, 05/22/2045	2,164,454
	2,696,000	6.00%, 06/15/2020	3,070,779
	1,410,000	6.25%, 02/01/2041	1,795,457
	1,700,000	6.45%, 05/01/2036	1,990,834
	5,105,000	6.75%, 10/01/2037	6,188,674
		HSBC Holdings plc
	2,870,000	3.40%, 03/08/2021	2,972,714
	3,800,000	4.25%, 08/18/2025	3,831,844
EUR	1,775,000	5.25%, 09/16/2022(2)(5)(6)	1,847,002
$	800,000	5.25%, 03/14/2044	851,694
	700,000	6.50%, 09/15/2037	844,659
	1,285,000	6.80%, 06/01/2038	1,606,340
	1,125,000	HSBC USA, Inc. 2.75%, 08/07/2020	1,145,069
		Intesa Sanpaolo S.p.A.
	2,710,000	5.71%, 01/15/2026(1)	2,633,562
	3,825,000	7.70%, 09/17/2025(1)(2)(5)	3,538,125
		JP Morgan Chase & Co.
	455,000	2.55%, 10/29/2020	461,465
	530,000	2.75%, 06/23/2020	542,741
	5,915,000	4.25%, 10/01/2027	6,173,403
	2,800,000	4.35%, 08/15/2021	3,065,079
	415,000	5.60%, 07/15/2041	514,834
	1,060,000	6.00%, 01/15/2018	1,138,854
EUR	1,030,000	KBC Groep N.V. 5.63%, 03/19/2019(2)(5)(6)	1,135,174
		Morgan Stanley
$	1,975,000	2.13%, 04/25/2018	1,992,587
	465,000	2.45%, 02/01/2019	472,085
	1,175,000	2.50%, 01/24/2019	1,194,702
	4,630,000	2.50%, 04/21/2021	4,638,751
	2,600,000	3.95%, 04/23/2027	2,596,194
	2,710,000	4.00%, 07/23/2025	2,851,183
	460,000	4.35%, 09/08/2026	475,328
	310,000	4.88%, 11/01/2022	337,282
	4,950,000	5.55%, 04/27/2017	5,158,098
	505,000	7.30%, 05/13/2019	581,617

The accompanying notes are an integral part of these financial statements.

193

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Commercial Banks - 10.8% - (continued)
$	355,000	Radian Group, Inc. 7.00%, 03/15/2021	$378,519
		Royal Bank of Scotland Group plc
	1,095,000	6.13%, 12/15/2022	1,170,749
	2,455,000	7.50%, 08/10/2020(2)(5)	2,289,287
	520,000	8.00%, 08/10/2025(2)(5)	498,387
	7,600,000	Santander Issuances SAU 5.18%, 11/19/2025	7,551,748
GBP	755,000	Santander UK Group Holdings plc 7.38%, 06/24/2022(2)(5)(6)	1,047,274
$	3,040,000	Societe Generale S.A. 8.25%, 11/29/2018(2)(5)(6)	3,108,400
	3,080,000	SunTrust Banks, Inc. 3.50%, 01/20/2017	3,123,893
		UBS Group AG
EUR	800,000	5.75%, 02/19/2022(2)(5)(6)	918,422
$	2,765,000	7.13%, 02/19/2020(2)(5)(6)	2,806,475
	720,000	UniCredit S.p.A. 8.00%, 06/03/2024(2)(5)(6)	602,100
		Wells Fargo & Co.
	1,190,000	3.00%, 04/22/2026	1,187,033
	3,000,000	4.90%, 11/17/2045	3,243,792
	50,000	5.38%, 11/02/2043	56,962
	3,130,000	5.61%, 01/15/2044	3,666,579

			210,018,642

		Commercial Services - 0.1%
	1,055,000	Cardtronics, Inc. 5.13%, 08/01/2022	1,057,648
		United Rentals North America, Inc.
	425,000	4.63%, 07/15/2023	423,406
	290,000	5.50%, 07/15/2025	288,395

			1,769,449

		Construction Materials - 0.2%
	1,800,000	CRH America, Inc. 5.13%, 05/18/2045(1)	1,874,290
	690,000	Norbord, Inc. 6.25%, 04/15/2023(1)	696,900
		Standard Industries, Inc.
	665,000	5.38%, 11/15/2024(1)	693,263
	695,000	6.00%, 10/15/2025(1)	748,862

			4,013,315

		Diversified Financial Services - 0.9%
	125,000	Aircastle Ltd. 5.50%, 02/15/2022	132,969
	1,905,000	Bear Stearns Cos LLC 5.55%, 01/22/2017	1,960,519
	1,555,000	Intercontinental Exchange, Inc. 2.75%, 12/01/2020	1,601,631
		International Lease Finance Corp.
	2,600,000	5.88%, 04/01/2019	2,788,500
	1,025,000	6.75%, 09/01/2016(1)	1,039,094
		Navient Corp.
	1,095,000	5.50%, 01/15/2019	1,086,788
	395,000	7.25%, 01/25/2022	389,075
	945,000	8.45%, 06/15/2018	1,011,150
	2,690,000	Synchrony Financial 2.60%, 01/15/2019	2,709,486

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Diversified Financial Services - 0.9% - (continued)
		Visa, Inc.
$	1,740,000	2.80%, 12/14/2022	$1,814,982
	2,315,000	4.30%, 12/14/2045	2,544,150

			17,078,344

		Electric - 0.5%
	275,000	AES Corp. 5.50%, 03/15/2024	278,437
	1,465,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,594,516
	1,435,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,599,368
	360,000	EDP Finance B.V. 5.25%, 01/14/2021(1)	379,159
	2,375,000	Electricite de France S.A. 4.95%, 10/13/2045(1)	2,578,027
		Exelon Corp.
	370,000	2.45%, 04/15/2021	374,144
	1,880,000	2.85%, 06/15/2020	1,918,542
	495,000	Oncor Electric Delivery Co. LLC 7.00%, 09/01/2022	619,474
	675,000	Pacific Gas & Electric Co. 8.25%, 10/15/2018	784,356

			10,126,023

		Electrical Components & Equipment - 0.0%
	705,000	EnerSys 5.00%, 04/30/2023(1)	701,475

		Engineering & Construction - 0.3%
		SBA Tower Trust
	2,400,000	2.93%, 12/15/2042(1)	2,405,015
	3,435,000	3.60%, 04/15/2043(1)	3,429,858

			5,834,873

		Entertainment - 0.0%
		GLP Capital L.P. / GLP Financing II, Inc.
	15,000	4.38%, 04/15/2021	15,338
	230,000	5.38%, 04/15/2026	239,775

			255,113

		Environmental Control - 0.1%
		Clean Harbors, Inc.
	150,000	5.13%, 06/01/2021	151,125
	1,035,000	5.25%, 08/01/2020	1,064,756

			1,215,881

		Food - 0.3%
		Kraft Heinz Foods Co.
	1,205,000	2.00%, 07/02/2018(1)	1,217,160
	815,000	2.80%, 07/02/2020(1)	838,682
	750,000	Minerva Luxembourg S.A. 7.75%, 01/31/2023(1)	762,187
	1,600,000	Sigma Alimentos S.A. de CV 4.13%, 05/02/2026(1)	1,603,776
	1,640,000	Sysco Corp. 2.50%, 07/15/2021	1,659,954

			6,081,759

		Forest Products & Paper - 0.1%
		Cascades, Inc.
	265,000	5.50%, 07/15/2022(1)	255,725
	270,000	5.75%, 07/15/2023(1)	257,175

The accompanying notes are an integral part of these financial statements.

194

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Forest Products & Paper - 0.1% - (continued)
$	1,045,000	Clearwater Paper Corp. 5.38%, 02/01/2025(1)	$1,039,775

			1,552,675

		Gas - 0.0%
	75,000	Southern Star Central Corp. 5.13%, 07/15/2022(1)	71,438

		Healthcare-Products - 0.4%
	140,000	Hologic, Inc. 5.25%, 07/15/2022(1)	146,650
	695,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(1)	751,469
		Medtronic, Inc.
	1,125,000	2.50%, 03/15/2020	1,163,143
	1,353,000	4.38%, 03/15/2035	1,506,764
	1,740,000	Thermo Fisher Scientific, Inc. 3.00%, 04/15/2023	1,763,513
	3,645,000	Zimmer Biomet Holdings, Inc. 1.45%, 04/01/2017	3,647,785

			8,979,324

		Healthcare-Services - 1.1%
		Anthem, Inc.
	4,575,000	3.50%, 08/15/2024	4,694,426
	1,300,000	4.63%, 05/15/2042	1,352,344
	505,000	Community Health Systems, Inc. 5.13%, 08/01/2021	506,470
		HCA, Inc.
	690,000	6.50%, 02/15/2020	764,175
	1,336,000	7.50%, 11/15/2095	1,295,920
	695,000	LifePoint Health, Inc. 5.88%, 12/01/2023	728,013
	150,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	155,250
	2,625,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	2,782,500
		UnitedHealth Group, Inc.
	2,345,000	1.70%, 02/15/2019	2,372,565
	3,545,000	2.13%, 03/15/2021	3,577,809
	1,745,000	3.35%, 07/15/2022	1,851,031
	1,620,000	3.75%, 07/15/2025	1,756,675
	590,000	4.75%, 07/15/2045	681,701

			22,518,879

		Holding Companies-Diversified - 0.2%
	4,025,000	Hutchison Whampoa International Ltd. 2.00%, 11/08/2017(1)	4,043,543

		Home Builders - 0.1%
	850,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	875,670
	515,000	Meritage Homes Corp. 6.00%, 06/01/2025	525,300
	80,000	PulteGroup, Inc. 4.25%, 03/01/2021	81,400

			1,482,370

		Insurance - 0.3%
	1,135,000	American International Group, Inc. 4.70%, 07/10/2035	1,155,329
		CNO Financial Group, Inc.
	25,000	4.50%, 05/30/2020	25,750
	120,000	5.25%, 05/30/2025	123,526

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Insurance - 0.3% - (continued)
$	1,855,000	Manulife Financial Corp. 4.15%, 03/04/2026	$1,930,586
	1,535,000	Marsh & McLennan Cos., Inc. 3.50%, 03/10/2025	1,561,230
	1,497,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	2,198,232

			6,994,653

		Iron/Steel - 0.1%
		ArcelorMittal
	535,000	5.13%, 06/01/2020	526,975
	160,000	6.13%, 06/01/2025	156,400
		Steel Dynamics, Inc.
	300,000	5.13%, 10/01/2021	306,750
	325,000	5.50%, 10/01/2024	330,281
	820,000	United States Steel Corp. 7.38%, 04/01/2020	772,850

			2,093,256

		IT Services - 0.1%
	1,955,000	Apple, Inc. 3.45%, 02/09/2045	1,781,419

		Lodging - 0.1%
	1,085,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	1,103,770

		Machinery - Construction & Mining - 0.0%
	255,000	Oshkosh Corp. 5.38%, 03/01/2025	262,650

		Machinery-Diversified - 0.1%
	995,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	1,059,675

		Media - 2.9%
		21st Century Fox America, Inc.
	1,090,000	3.70%, 10/15/2025	1,167,204
	2,150,000	6.15%, 03/01/2037	2,625,247
	750,000	6.20%, 12/15/2034	922,823
	1,028,000	8.00%, 10/17/2016	1,060,291
	500,000	Altice US FIinance I Corp. 5.50%, 05/15/2026(1)	505,000
	575,000	CBS Corp. 4.00%, 01/15/2026	609,765
		CCO Holdings LLC / CCO Holdings Capital Corp.
	35,000	5.13%, 02/15/2023	35,875
	140,000	5.25%, 09/30/2022	144,550
	170,000	5.75%, 09/01/2023	178,713
		CCO Safari II LLC
	2,085,000	3.58%, 07/23/2020(1)	2,164,359
	2,920,000	4.46%, 07/23/2022(1)	3,104,658
	3,410,000	4.91%, 07/23/2025(1)	3,676,140
	4,520,000	6.48%, 10/23/2045(1)	5,339,801
	1,015,000	CCOH Safari LLC 5.75%, 02/15/2026(1)	1,047,987
	325,000	Columbus International, Inc. 7.38%, 03/30/2021(1)	345,215
		Comcast Corp.
	4,135,000	2.75%, 03/01/2023	4,273,642
	1,740,000	4.75%, 03/01/2044	2,014,160
	95,000	5.70%, 07/01/2019	107,613

The accompanying notes are an integral part of these financial statements.

195

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Media - 2.9% - (continued)
		Cox Communications, Inc.
$	685,000	3.25%, 12/15/2022(1)	$673,705
	1,200,000	3.85%, 02/01/2025(1)	1,166,980
		DISH DBS Corp.
	755,000	5.88%, 11/15/2024	708,567
	1,200,000	7.88%, 09/01/2019	1,323,000
	1,295,000	Grupo Televisa S.A.B. 6.13%, 01/31/2046	1,399,895
	1,265,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,312,437
	1,379,000	NBC Universal Media LLC 5.95%, 04/01/2041	1,801,698
		Numericable-SFR S.A.
	280,000	4.88%, 05/15/2019(1)	290,360
	240,000	7.38%, 05/01/2026(1)	243,600
		Sky plc
	565,000	2.63%, 09/16/2019(1)	574,352
	1,295,000	3.13%, 11/26/2022(1)	1,311,693
		TEGNA, Inc.
	1,670,000	5.13%, 10/15/2019	1,728,450
	1,020,000	5.13%, 07/15/2020	1,062,075
		Time Warner Cable, Inc.
	1,175,000	4.50%, 09/15/2042	1,100,735
	165,000	5.88%, 11/15/2040	177,698
	125,000	6.75%, 06/15/2039	147,988
	150,000	7.30%, 07/01/2038	184,400
	2,145,000	8.75%, 02/14/2019	2,530,521
	3,190,000	Time Warner Entertainment Co., L.P. 8.38%, 07/15/2033	4,221,541
		Time Warner, Inc.
	1,125,000	3.60%, 07/15/2025	1,175,151
	575,000	4.85%, 07/15/2045	619,509
	1,445,000	6.10%, 07/15/2040	1,748,246
	345,000	6.20%, 03/15/2040	413,374
	1,100,000	6.50%, 11/15/2036	1,341,963
	330,000	Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, 01/15/2023(1)	341,963

			56,922,944

		Mining - 0.1%
	250,000	Anglo American Capital plc 4.13%, 04/15/2021(1)	230,232
		Freeport-McMoRan, Inc.
	85,000	3.88%, 03/15/2023	71,188
	250,000	4.55%, 11/14/2024	210,313
	280,000	5.40%, 11/14/2034	214,172
	575,000	5.45%, 03/15/2043	431,250
	80,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(1)	81,900
	605,000	Rio Tinto Finance USA Ltd. 3.75%, 06/15/2025	620,152

			1,859,207

		Miscellaneous Manufacturing - 0.1%
	2,013,000	General Electric Co. 5.00%, 01/21/2021(2)(5)	2,091,004

		Oil & Gas - 2.7%
		Anadarko Petroleum Corp.
	470,000	4.85%, 03/15/2021	490,248
	2,490,000	5.55%, 03/15/2026	2,668,961

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Oil & Gas - 2.7% - (continued)
$	170,000	6.38%, 09/15/2017	$180,499
	2,510,000	6.60%, 03/15/2046	2,840,916
	280,000	6.95%, 06/15/2019	308,494
	220,000	Antero Resources Corp. 5.63%, 06/01/2023	213,400
		BP Capital Markets plc
	710,000	2.52%, 01/15/2020	726,696
	1,915,000	2.75%, 05/10/2023	1,913,056
		Cenovus Energy, Inc.
	465,000	3.00%, 08/15/2022	417,118
	1,490,000	5.20%, 09/15/2043	1,234,840
	4,225,000	5.70%, 10/15/2019	4,380,839
	215,000	6.75%, 11/15/2039	208,787
	535,000	Concho Resources, Inc. 5.50%, 04/01/2023	539,013
		ConocoPhillips Co.
	1,910,000	4.20%, 03/15/2021	2,041,272
	1,810,000	4.95%, 03/15/2026	2,000,736
		Continental Resources, Inc.
	25,000	3.80%, 06/01/2024	21,313
	85,000	4.50%, 04/15/2023	75,916
	55,000	4.90%, 06/01/2044	44,275
	310,000	5.00%, 09/15/2022	289,463
		Devon Energy Corp.
	1,750,000	3.25%, 05/15/2022	1,584,580
	1,225,000	4.00%, 07/15/2021	1,161,594
	390,000	Devon Financing Corp. LLC 7.88%, 09/30/2031	417,544
	1,930,000	Ecopetrol S.A. 5.88%, 05/28/2045	1,569,862
	740,000	EOG Resources, Inc. 4.15%, 01/15/2026	791,394
		Exxon Mobil Corp.
	2,150,000	2.22%, 03/01/2021	2,190,364
	1,810,000	2.73%, 03/01/2023	1,852,350
	885,000	3.04%, 03/01/2026	916,595
	1,121,000	Harvest Operations Corp. 6.88%, 10/01/2017	957,054
		Hess Corp.
	705,000	5.60%, 02/15/2041	692,318
	936,000	6.00%, 01/15/2040	929,099
	1,945,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,153,049
		Marathon Oil Corp.
	2,035,000	2.70%, 06/01/2020	1,896,036
	230,000	3.85%, 06/01/2025	205,496
	105,000	5.20%, 06/01/2045	88,975
	75,000	6.60%, 10/01/2037	71,849
	65,000	6.80%, 03/15/2032	63,438
	1,220,000	Noble Energy, Inc. 4.15%, 12/15/2021	1,245,001
		Petrobras Global Finance B.V.
GBP	1,415,000	5.38%, 10/01/2029	1,406,500
$	1,975,000	6.75%, 01/27/2041	1,544,845
		Petroleos Mexicanos
	1,440,000	5.50%, 02/04/2019(1)	1,505,520
	640,000	5.50%, 06/27/2044	563,200
	690,000	6.38%, 02/04/2021(1)	745,048
	2,350,000	6.63%, 06/15/2035	2,385,250
		Pioneer Natural Resources Co.
	210,000	3.45%, 01/15/2021	213,105
	450,000	3.95%, 07/15/2022	466,328

The accompanying notes are an integral part of these financial statements.

196

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Oil & Gas - 2.7% - (continued)
$	2,040,000	4.45%, 01/15/2026	$2,156,741
	290,000	6.65%, 03/15/2017	301,565
		QEP Resources, Inc.
	20,000	5.38%, 10/01/2022	18,950
	25,000	6.80%, 03/01/2020	23,375
	170,000	SM Energy Co. 6.13%, 11/15/2022	153,850
		Statoil ASA
	300,000	3.70%, 03/01/2024	317,567
	1,855,000	3.95%, 05/15/2043	1,840,967
	105,000	Tesoro Corp. 5.13%, 04/01/2024	105,000
	95,000	WPX Energy, Inc. 5.25%, 09/15/2024	79,990

			53,210,241

		Oil & Gas Services - 0.1%
	1,050,000	Halliburton Co. 2.70%, 11/15/2020	1,064,149

		Packaging & Containers - 0.1%
	690,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	710,700
	300,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	322,500

			1,033,200

		Pharmaceuticals - 1.1%
		Actavis Funding SCS
	5,710,000	2.35%, 03/12/2018	5,772,519
	5,225,000	3.00%, 03/12/2020	5,337,019
	1,860,000	3.45%, 03/15/2022	1,905,471
	710,000	4.55%, 03/15/2035	710,248
	855,000	Cardinal Health, Inc. 1.95%, 06/15/2018	863,948
	2,240,000	EMD Finance LLC 2.95%, 03/19/2022(1)	2,287,374
		Mylan N.V.
	1,020,000	3.00%, 12/15/2018(1)	1,037,597
	1,170,000	3.75%, 12/15/2020(1)	1,210,444
	1,125,000	Perrigo Co. plc 1.30%, 11/08/2016	1,122,635
	740,000	Perrigo Finance Unlimited Co. 3.50%, 03/15/2021	757,264
	195,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(1)	199,631

			21,204,150

		Pipelines - 1.0%
		DCP Midstream LLC
	60,000	5.35%, 03/15/2020(1)	57,000
	70,000	9.75%, 03/15/2019(1)	74,900
		DCP Midstream Operating L.P.
	195,000	2.70%, 04/01/2019	182,930
	100,000	3.88%, 03/15/2023	88,250
	200,000	4.95%, 04/01/2022	192,000
	100,000	5.60%, 04/01/2044	80,500
	2,133,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	2,148,997
		Energy Transfer Partners L.P.
	570,000	4.75%, 01/15/2026	552,995
	2,615,000	5.95%, 10/01/2043	2,389,846

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Pipelines - 1.0% - (continued)
		Enterprise Products Operating LLC
$	1,485,000	2.85%, 04/15/2021	$1,511,598
	925,000	3.95%, 02/15/2027	957,930
		Kinder Morgan Energy Partners L.P.
	520,000	5.30%, 09/15/2020	548,748
	180,000	6.50%, 04/01/2020	195,737
	360,000	6.85%, 02/15/2020	397,238
	2,050,000	Kinder Morgan, Inc. 5.05%, 02/15/2046	1,820,138
	555,000	Magellan Midstream Partners L.P. 5.00%, 03/01/2026	612,630
		MPLX L.P.
	475,000	4.88%, 12/01/2024(1)	462,969
	240,000	4.88%, 06/01/2025(1)	231,910
	1,375,000	Regency Energy Partners L.P. 5.88%, 03/01/2022	1,405,119
	1,080,000	Sunoco Logistics Partners Operations L.P. 4.25%, 04/01/2024	1,047,291
		Tesoro Logistics L.P.
	515,000	5.50%, 10/15/2019	525,300
	480,000	6.25%, 10/15/2022	492,000
		Williams Partners L.P.
	3,610,000	3.60%, 03/15/2022	3,259,169
	1,255,000	4.30%, 03/04/2024	1,134,677

			20,369,872

		Real Estate - 0.1%
	2,230,000	ProLogis L.P. 3.35%, 02/01/2021	2,334,103

		Real Estate Investment Trusts - 1.2%
		American Tower Corp.
	2,160,000	3.40%, 02/15/2019	2,228,057
	1,125,000	4.50%, 01/15/2018	1,176,007
	3,170,000	Brandywine Operating Partnership L.P. 3.95%, 02/15/2023	3,160,677
		Crown Castle International Corp.
	240,000	3.40%, 02/15/2021	248,591
	940,000	3.70%, 06/15/2026	954,446
		Equinix, Inc.
	560,000	4.88%, 04/01/2020	582,960
	95,000	5.38%, 04/01/2023	99,275
		HCP, Inc.
	1,950,000	4.00%, 06/01/2025	1,929,445
	1,605,000	4.25%, 11/15/2023	1,636,026
		Kimco Realty Corp.
	2,115,000	3.13%, 06/01/2023	2,103,784
	1,085,000	3.40%, 11/01/2022	1,110,720
		Liberty Property L.P.
	950,000	3.38%, 06/15/2023	944,471
	860,000	4.13%, 06/15/2022	904,956
	1,865,000	Realty Income Corp. 3.25%, 10/15/2022	1,879,709
	785,000	UDR, Inc. 3.70%, 10/01/2020	823,829
	1,110,000	Ventas Realty L.P. / Ventas Capital Corp. 3.25%, 08/15/2022	1,115,924
	2,700,000	Welltower, Inc. 4.50%, 01/15/2024	2,848,608

			23,747,485

The accompanying notes are an integral part of these financial statements.

197

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Retail - 0.8%
$	540,000	AutoZone, Inc. 1.63%, 04/21/2019	$540,824
		CVS Health Corp.
	3,010,000	2.80%, 07/20/2020	3,125,777
	1,605,000	3.88%, 07/20/2025	1,732,471
	2,370,000	5.13%, 07/20/2045	2,769,696
		Group 1 Automotive, Inc.
	666,000	5.00%, 06/01/2022	659,340
	35,000	5.25%, 12/15/2023(1)	34,825
	260,000	Home Depot, Inc. 4.20%, 04/01/2043	282,889
		Lowe’s Cos., Inc.
	2,675,000	2.50%, 04/15/2026	2,648,825
	2,200,000	3.70%, 04/15/2046	2,177,872
	835,000	McDonald’s Corp. 2.75%, 12/09/2020	866,740

			14,839,259

		Savings & Loans - 0.1%
GBP	755,000	Nationwide Building Society 6.88%, 06/20/2019(2)(5)(6)	1,042,495

		Semiconductors - 0.1%
		NXP B.V. / NXP Funding LLC
$	210,000	4.13%, 06/15/2020(1)	215,775
	250,000	4.63%, 06/15/2022(1)	259,375
	350,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	351,750
	211,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	225,242

			1,052,142

		Shipbuilding - 0.0%
	100,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(1)	105,125

		Software - 0.2%
		First Data Corp.
	125,000	5.00%, 01/15/2024(1)	126,250
	695,000	5.38%, 08/15/2023(1)	718,456
	112,000	6.75%, 11/01/2020(1)	117,600
	1,930,000	Hewlett Packard Enterprise Co. 2.45%, 10/05/2017(1)	1,951,591
		MSCI, Inc.
	360,000	5.25%, 11/15/2024(1)	376,200
	180,000	5.75%, 08/15/2025(1)	191,475
	170,000	Open Text Corp. 5.63%, 01/15/2023(1)	174,250

			3,655,822

		Telecommunications - 2.0%
	340,000	Altice Financing S.A. 6.63%, 02/15/2023(1)	336,192
		AT&T, Inc.
	1,865,000	3.60%, 02/17/2023	1,946,025
	1,545,000	3.80%, 03/15/2022	1,636,456
	835,000	4.50%, 05/15/2035	839,798
	4,450,000	4.75%, 05/15/2046	4,483,918
	155,000	5.80%, 02/15/2019	172,176
	2,425,000	Cisco Systems, Inc. 2.20%, 02/28/2021	2,474,543

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 33.3% - (continued)
		Telecommunications - 2.0% - (continued)
$	350,000	CommScope, Inc. 4.38%, 06/15/2020(1)	$361,375
	1,830,000	Digicel Group Ltd. 7.13%, 04/01/2022(6)	1,489,162
	210,000	Frontier Communications Corp. 10.50%, 09/15/2022(1)	216,063
	935,000	GTH Finance B.V. 7.25%, 04/26/2023(1)	935,589
	4,500,000	GTP Acquisition Partners I LLC 3.48%, 06/15/2050(1)	4,560,750
	545,000	Inmarsat Finance plc 4.88%, 05/15/2022(1)	517,750
	650,000	Nokia Oyj 6.63%, 05/15/2039	698,750
		Sprint Communications, Inc.
	1,645,000	7.00%, 03/01/2020(1)	1,688,181
	862,000	9.00%, 11/15/2018(1)	911,565
		T-Mobile USA, Inc.
	1,035,000	6.46%, 04/28/2019	1,055,700
	955,000	6.63%, 04/28/2021	1,006,331
		Telecom Italia Capital S.A.
	105,000	6.00%, 09/30/2034	103,688
	45,000	6.38%, 11/15/2033	45,900
	215,000	7.72%, 06/04/2038	230,050
		Verizon Communications, Inc.
	4,236,000	4.27%, 01/15/2036	4,259,556
	465,000	4.40%, 11/01/2034	473,901
	2,629,000	4.52%, 09/15/2048	2,667,891
	5,314,000	4.67%, 03/15/2055	5,139,063
	870,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(1)	830,415

			39,080,788

		Transportation - 0.7%
	725,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	950,110
		FedEx Corp.
	605,000	3.25%, 04/01/2026	627,103
	1,205,000	4.55%, 04/01/2046	1,283,343
	3,850,000	Kansas City Southern 3.00%, 05/15/2023(1)	3,768,757
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	565,000	2.50%, 06/15/2019(1)	564,310
	3,700,000	2.88%, 07/17/2018(1)	3,729,330
	915,000	4.88%, 07/11/2022(1)	986,689
	1,095,000	Ryder System, Inc. 2.55%, 06/01/2019	1,103,757

			13,013,399

		Total Corporate Bonds (cost $634,787,340)	$646,944,445

FOREIGN GOVERNMENT OBLIGATIONS - 2.5%
		Argentina - 0.2%
		Argentine Republic Government International Bond
EUR	2,925,000	2.26%, 12/31/2038(3)	$2,046,405
$	1,800,000	7.63%, 04/22/2046(1)	1,770,300

			3,816,705

The accompanying notes are an integral part of these financial statements.

198

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.5% - (continued)
		Brazil - 0.7%
		Brazil Notas do Tesouro Nacional
BRL	34,704,026	6.00%, 08/15/2016(7)	$9,991,751
	12,272,223	6.00%, 08/15/2022(7)	3,548,158

			13,539,909

		Colombia - 0.1%
COP	4,542,945,593	Colombian TES 3.00%, 03/25/2033(7)	1,387,314

		Mexico - 0.1%
$	2,550,000	Mexico Government International Bond 5.75%, 10/12/2110	2,626,500

		Romania - 0.2%
RON	12,350,000	Romania Government Bond 5.85%, 04/26/2023	3,644,773

		Slovenia - 0.2%
$	3,300,000	Slovenia Government International Bond 5.50%, 10/26/2022(6)	3,725,535

		Tunisia - 0.1%
	1,865,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(6)	1,677,791

		Turkey - 0.5%
TRY	26,897,657	Turkey Government Bond 2.50%, 05/04/2016(7)	9,589,140

		United Arab Emirates - 0.2%
$	2,890,000	Abu Dhabi Government International Bond 3.13%, 05/03/2026(1)	2,911,675

		Uruguay - 0.2%
		Uruguay Government International Bond
UYU	61,565,239	3.70%, 06/26/2037(7)	1,591,937
	85,887,699	4.25%, 04/05/2027(7)	2,505,531
	19,915,072	4.38%, 12/15/2028(7)	581,718

			4,679,186

		Venezuela - 0.0%
$	745,000	Venezuela Government International Bond 6.00%, 12/09/2020(6)	271,925

		Total Foreign Government Obligations (cost $48,890,194)	$47,870,453

MUNICIPAL BONDS - 1.1%
		Development - 0.1%
		State of California
	1,300,000	7.50%, 04/01/2034	1,937,130
	345,000	7.60%, 11/01/2040	544,717
	80,000	7.63%, 03/01/2040	123,602

			2,605,449

		General - 0.4%
	2,705,000	Chicago Transit Auth 6.90%, 12/01/2040	3,322,092
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	5,400,000	6.15%, 07/01/2038	1,620,000
	1,225,000	6.20%, 07/01/2039	367,500
	3,350,000	6.30%, 07/01/2043	1,005,000
	975,000	6.55%, 07/01/2058	292,500

			6,607,092

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.1% - (continued)
		General Obligation - 0.4%
$	4,035,000	California State, GO Taxable 7.55%, 04/01/2039	$6,257,357
	875,000	Illinois State, GO 5.10%, 06/01/2033	846,370

			7,103,727

		Higher Education - 0.1%
	2,365,000	University of California 4.60%, 05/15/2031	2,662,422

		Utility - Electric - 0.1%
	1,285,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	1,647,884

		Total Municipal Bonds (cost $20,938,827)	$20,626,574

SENIOR FLOATING RATE INTERESTS - 5.0%(8)
		Advertising - 0.0%
	477,749	Acosta Holdco, Inc. 4.25%, 09/26/2021	$472,375

		Aerospace/Defense - 0.1%
	956,945	BE Aerospace, Inc. 4.00%, 12/16/2021	961,931
	1,485,721	Transdigm, Inc. 3.50%, 05/14/2022	1,468,740

			2,430,671

		Agriculture - 0.0%
	286,573	Pinnacle Operating Corp. 4.75%, 11/15/2018	251,826

		Airlines - 0.0%
	425,000	American Airlines, Inc. 0.00%, 04/28/2023(9)	422,662
	440,213	Delta Air Lines, Inc. 3.25%, 10/18/2018	441,375

			864,037

		Auto Manufacturers - 0.1%
		Chrysler Group LLC
	627,451	3.25%, 12/31/2018	626,666
	793,532	3.50%, 05/24/2017	793,731
	461,513	Jaguar Holding Co. 4.25%, 08/18/2022	460,456
	337,002	MPG Holdco I, Inc. 3.75%, 10/20/2021	334,292

			2,215,145

		Auto Parts & Equipment - 0.1%
	206,232	Affinia Group Intermediate Holdings, Inc. 6.00%, 04/27/2020	205,975
	334,050	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	333,529
	900,224	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	897,973

			1,437,477

		Chemicals - 0.2%
	201,594	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	200,713
	104,597	AIlnex USA, Inc. 4.50%, 10/03/2019	104,140

The accompanying notes are an integral part of these financial statements.

199

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.0%(8) - (continued)
		Chemicals - 0.2% - (continued)
$	694,750	Chemours Co. 3.75%, 05/12/2022	$674,950
	339,476	Huntsman International, LLC 3.51%, 04/19/2019	338,841
		Ineos U.S. Finance LLC
	1,443,777	3.75%, 05/04/2018	1,439,908
	430,648	4.25%, 03/31/2022	427,689
	273,062	Nexeo Solutions LLC 5.00%, 09/08/2017	272,038
	685,225	Univar, Inc. 4.25%, 07/01/2022	676,536

			4,134,815

		Coal - 0.1%
	325,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	86,450
		Arch Coal, Inc.
	425,000	5.00%, 01/31/2017(10)	417,562
	1,810,165	7.50%, 05/16/2018	755,744

			1,259,756

		Commercial Services - 0.1%
	200,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	200,750
	417,588	Moneygram International, Inc. 4.25%, 03/27/2020	393,577
	394,206	ON Assignment, Inc. 3.75%, 06/03/2022	394,896
	35,846	Pharmaceutical Product Development LLC 0.00%, 08/18/2022(9)	35,764
	1,113,373	ServiceMaster Co. 4.25%, 07/01/2021	1,116,858

			2,141,845

		Distribution/Wholesale - 0.0%
	330,438	ABC Supply Co., Inc. 3.50%, 04/16/2020	330,851

		Diversified Financial Services - 0.0%
	325,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	326,056
	459,662	Walter Investment Management Corp. 4.75%, 12/19/2020	402,637

			728,693

		Electric - 0.1%
	1,001,890	Calpine Corp. 3.25%, 01/31/2022	987,693
	330,000	Chief Exploration & Development LLC 7.50%, 05/16/2021	245,850
	280,000	Energy Future Intermediate Holding Co. LLC 4.25%, 12/19/2016	279,650
	1,005,994	Seadrill Partners Finco LLC 4.00%, 02/21/2021	493,772
	350,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(11)	118,345

			2,125,310

		Electronics - 0.1%
	1,497,505	CDW LLC 3.25%, 04/29/2020	1,496,202

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.0%(8) - (continued)
		Electronics - 0.1% - (continued)
$	715,000	Sensus USA, Inc. 6.50%, 03/16/2023	$707,850

			2,204,052

		Entertainment - 0.0%
	312,638	Eldorado Resorts LLC 4.25%, 07/23/2022	311,856
	266,625	Scientific Games International, Inc. 6.00%, 10/01/2021	262,167

			574,023

		Food - 0.3%
		Albertsons LLC
	990,000	5.50%, 08/25/2021	992,812
	359,100	5.50%, 12/21/2022	360,148
	1,097,600	Aramark Services, Inc. 3.25%, 02/24/2021	1,097,600
	268,846	B&G Foods, Inc. 3.76%, 11/02/2022	270,190
	507,450	Hostess Brands LLC 4.50%, 08/03/2022	508,932
	1,102,238	JBS USA LLC 4.00%, 10/30/2022	1,100,860
	449,474	U.S. Foods, Inc. 4.50%, 03/31/2019	448,912

			4,779,454

		Food Service - 0.0%
	284,925	Hearthside Food Solutions 4.50%, 06/02/2021	283,500

		Forest Products & Paper - 0.0%
	309,600	Wilsonart LLC 4.00%, 10/31/2019	308,696

		Healthcare-Products - 0.1%
	661,500	Mallinckrodt International Finance S.A. 3.25%, 03/19/2021	646,206
	288,550	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	287,829

			934,035

		Healthcare-Services - 0.5%
	433,913	Acadia Healthcare Company, Inc. 4.50%, 02/16/2023	436,759
	1,002,725	American Renal Holdings, Inc. 4.50%, 09/20/2019	1,000,218
	442,125	Amsurg Corp. 3.50%, 07/16/2021	443,151
	187,150	CDRH Parent, Inc. 5.25%, 07/01/2021	175,298
		Community Health Systems, Inc.
	1,141,706	3.75%, 12/31/2018	1,135,997
	210,515	3.75%, 12/31/2019	207,282
	590,805	4.00%, 01/27/2021	581,807
	859,688	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	863,126
	568,575	Envision Healthcare Corp. 4.50%, 10/28/2022	569,689
	950,625	HCA, Inc. 3.38%, 05/01/2018	953,676
	452,084	IMS Health, Inc. 3.50%, 03/17/2021	451,921

The accompanying notes are an integral part of these financial statements.

200

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.0%(8) - (continued)
		Healthcare-Services - 0.5% - (continued)
$	675,551	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	$672,005
	686,608	Opal Acquisition, Inc. 5.00%, 11/27/2020	600,782
	279,775	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	264,636
	256,750	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	257,233
	932,663	U.S. Renal Care, Inc. 5.25%, 12/31/2022	933,250
	350,000	Vizient, Inc. 6.25%, 02/13/2023	353,062

			9,899,892

		Household Products/Wares - 0.0%
	335,000	Galleria Co. 3.75%, 01/26/2023	335,211

		Insurance - 0.4%
		Asurion LLC
	457,866	5.00%, 05/24/2019	456,149
	1,415,526	5.00%, 08/04/2022	1,405,164
	1,430,000	8.50%, 03/03/2021	1,370,755
	928,738	Evertec Group LLC 3.25%, 04/17/2020	900,875
	196,359	National Financial Partners Corp. 4.50%, 07/01/2020	194,108
		Sedgwick Claims Management Services, Inc.
	1,713,772	3.75%, 03/01/2021	1,679,497
	580,000	6.75%, 02/28/2022	551,000
	1,025,635	USI, Inc. 4.25%, 12/27/2019	1,012,179

			7,569,727

		Internet - 0.1%
	313,353	Lands’ End, Inc. 4.25%, 04/04/2021	260,606
	1,127,179	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	1,126,570

			1,387,176

		Leisure Time - 0.2%
	549,000	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	551,158
		Delta 2 (LUX) S.a.r.l.
	2,125,000	4.75%, 07/30/2021	2,085,539
	755,000	7.75%, 07/31/2022	709,322

			3,346,019

		Lodging - 0.2%
	2,096,286	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(9)(12)	1,971,389
	329,138	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	292,932
	528,125	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	529,868
	521,486	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	513,664
	167,341	Station Casinos LLC 4.25%, 03/02/2020	167,550

			3,475,403

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.0%(8) - (continued)
		Machinery-Construction & Mining - 0.1%
$	1,086,591	American Rock Salt Holdings LLC 4.75%, 05/20/2021	$1,000,750
	463,295	Neff Rental LLC 7.25%, 06/09/2021	430,864

			1,431,614

		Machinery-Diversified - 0.1%
	931,979	Gates Global, Inc. 4.25%, 07/06/2021	891,037

		Media - 0.4%
	591,792	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	586,247
	771,725	AVSC Holding Corp. 4.50%, 01/24/2021	754,361
		Charter Communications Operating LLC
	1,342,050	3.00%, 07/01/2020	1,338,695
	481,388	3.00%, 01/04/2021	479,982
	565,000	3.50%, 01/24/2023	567,220
	557,152	Media General, Inc. 4.00%, 07/31/2020	556,806
	750,000	Neptune Finco Corp. 5.00%, 10/09/2022	752,348
	205,000	Numericable U.S. LLC 0.00%, 01/15/2024(9)	205,726
	1,171,364	Tribune Media Co. 3.75%, 12/27/2020	1,169,536
	989,782	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	987,308

			7,398,229

		Metal Fabricate/Hardware - 0.0%
	853,125	Rexnord LLC 4.00%, 08/21/2020	846,727

		Mining - 0.1%
	195,300	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	194,812
	633,500	FMG Resources August 2006 Pty Ltd. 4.25%, 06/30/2019	596,104
	267,571	Minerals Technologies, Inc. 3.75%, 05/09/2021	266,902

			1,057,818

		Miscellaneous Manufacturing - 0.0%
	151,885	Husky Injection Molding Systems Ltd. 4.25%, 06/30/2021	150,588

		Oil & Gas - 0.0%
	255,450	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	150,077
	646,774	Fieldwood Energy LLC 3.88%, 10/01/2018	489,608
	350,000	Templar Energy LLC 8.50%, 11/25/2020	34,416

			674,101

		Packaging & Containers - 0.2%
		Berry Plastics Holding Corp.
	1,503,500	3.50%, 02/08/2020	1,502,057
	473,688	4.00%, 10/01/2022	474,369
	279,661	Mauser U.S. Corp. 4.50%, 07/31/2021	271,830

The accompanying notes are an integral part of these financial statements.

201

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.0%(8) - (continued)
		Packaging & Containers - 0.2% - (continued)
$	296,250	Owens-Illinois, Inc. 3.50%, 09/01/2022	$296,496
	1,464,724	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	1,467,478
	486,111	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	481,250

			4,493,480

		Pharmaceuticals - 0.1%
	1,182,038	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	1,177,605
	574,724	Valeant Pharmaceuticals International, Inc. 5.00%, 04/01/2022	559,781

			1,737,386

		Pipelines - 0.1%
	650,588	Energy Transfer Equity L.P. 4.00%, 12/02/2019	617,519
	358,900	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	340,955

			958,474

		Real Estate - 0.1%
		DTZ U.S. Borrower LLC
	818,813	4.25%, 11/04/2021	816,422
	235,000	9.25%, 11/04/2022	234,706
	930,000	MGM Growth Properties LLC 4.00%, 04/25/2023	934,845

			1,985,973

		REITS - 0.0%
	185,000	Equinix, Inc. 4.00%, 01/08/2023	185,463

		Retail - 0.2%
	396,000	Bass Pro Group LLC 4.00%, 06/05/2020	389,442
	312,597	Burger King 3.75%, 12/10/2021	313,134
	165,000	Coty, Inc. 3.75%, 10/27/2022	166,031
	264,966	Dollar Tree, Inc. 3.50%, 07/06/2022	266,015
		Michaels Stores, Inc.
	840,109	3.75%, 01/28/2020	840,705
	487,648	4.00%, 01/28/2020	489,355
	673,803	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	641,164
	671,588	Party City Holdings, Inc. 4.25%, 08/19/2022	668,512
	525,174	PetSmart, Inc. 4.25%, 03/11/2022	523,404
	115,000	Rite Aid Corp. 5.75%, 08/21/2020	115,239

			4,413,001

		Semiconductors - 0.2%
	1,065,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	1,065,192
	568,816	Lattice Semiconductor Corp. 5.25%, 03/10/2021	540,375

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.0%(8) - (continued)
		Semiconductors - 0.2% - (continued)
		NXP B.V.
$	696,735	3.25%, 01/11/2020	$693,502
	693,263	3.75%, 12/07/2020	694,996
	465,000	ON Semiconductor Corp. 5.25%, 03/31/2023	466,841

			3,460,906

		Software - 0.5%
	158,800	Epicor Software Corp. 4.75%, 06/01/2022	152,249
		First Data Corp.
	840,000	4.19%, 07/08/2022	840,210
	3,805,886	4.44%, 03/24/2021	3,813,803
	335,000	Global Payments, Inc. 3.94%, 04/22/2023	337,596
	558,964	Hyland Software, Inc. 4.75%, 07/01/2022	556,309
	1,006,745	Infor US, Inc. 3.75%, 06/03/2020	981,999
		Kronos, Inc.
	1,198,313	4.50%, 10/30/2019	1,194,814
	314,334	9.75%, 04/30/2020	318,002
		SS&C Technologies, Inc.
	681,857	4.01%, 07/08/2022	683,562
	96,153	4.02%, 07/08/2022	96,393
	721,186	Verint Systems, Inc. 3.50%, 09/06/2019	721,186

			9,696,123

		Telecommunications - 0.2%
	461,513	Altice Financing S.A. 5.25%, 02/04/2022	461,628
	238,800	CommScope, Inc. 3.83%, 12/29/2022	239,099
	1,690,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	1,690,304
	317,551	LTS Buyer LLC 4.00%, 04/13/2020	316,440
	413,963	T-Mobile USA, Inc. 3.50%, 11/09/2022	416,293
		Ziggo Financing Partnership
	509,489	3.60%, 01/15/2022	507,451
	309,788	3.65%, 01/15/2022	308,548
	480,723	3.65%, 01/15/2022	478,800

			4,418,563

		Transportation - 0.0%
		Kenan Advantage Group, Inc.
	33,367	1.50%, 01/31/2017(10)	33,242
	389,683	4.00%, 07/31/2022	388,222

			421,464

		Trucking & Leasing - 0.0%
	500,698	Consolidated Container Co. 5.00%, 07/03/2019	483,424

		Total Senior Floating Rate Interests (cost $101,427,774)	$98,194,360

The accompanying notes are an integral part of these financial statements.

202

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.7%
		FHLMC - 19.6%
$	196,044	0.00%, 11/15/2036(13)(14)	$177,617
	27,755,239	0.48%, 10/25/2020(2)(4)	246,394
	13,018,826	2.12%, 08/25/2018(2)(4)	486,888
	1,865,000	2.28%, 10/25/2027(2)	1,852,576
	2,996,000	2.64%, 03/25/2025(2)	3,022,187
	1,925,000	2.84%, 01/25/2025(2)	1,955,011
	2,250,000	2.94%, 08/25/2024(2)	2,289,957
	2,131,187	3.00%, 08/01/2029	2,242,672
	9,340,000	3.00%, 05/01/2031(15)	9,767,595
	953,527	3.00%, 03/15/2033(4)	121,722
	7,271,985	3.00%, 04/01/2036	7,545,199
	123,000,000	3.00%, 05/01/2046(15)	126,017,338
	7,300,000	3.04%, 12/25/2027(2)	7,348,091
	2,150,000	3.09%, 03/25/2028(2)	2,188,607
	7,448,000	3.29%, 04/25/2028(2)	7,583,172
	4,400,000	3.50%, 05/01/2031(15)	4,649,562
	4,323,341	3.50%, 08/01/2034	4,561,200
	102,100,000	3.50%, 05/01/2046(15)	106,943,777
	4,643,728	4.00%, 08/01/2025	4,950,426
	4,218,750	4.00%, 07/15/2027(4)	454,348
	4,060,720	4.00%, 05/01/2042	4,345,850
	990,731	4.00%, 08/01/2042	1,063,523
	1,599,262	4.00%, 09/01/2042	1,715,789
	495,570	4.00%, 07/01/2044	533,101
	2,725,270	4.00%, 01/01/2046	2,915,414
	1,582,582	4.00%, 02/01/2046	1,691,787
	26,600,000	4.00%, 05/01/2046(15)	28,403,812
	951,365	4.50%, 03/15/2041	1,128,042
	7,933,540	4.50%, 05/01/2042	8,667,803
	19,300,000	4.50%, 05/01/2046(15)	20,989,864
	3,517,020	4.75%, 07/15/2039	3,843,385
	18,957	5.50%, 11/01/2037	21,236
	1,739	5.50%, 02/01/2038	1,966
	85,788	5.50%, 04/01/2038	96,418
	75,518	5.50%, 06/01/2038	84,838
	4,569,101	5.50%, 08/01/2038	5,123,234
	223,125	5.50%, 05/01/2040	250,669
	940,037	5.50%, 08/01/2040	1,054,584
	814,529	5.50%, 06/01/2041	916,385
	381,048	6.00%, 01/01/2023	416,501
	82,160	6.00%, 11/01/2032	93,681
	181,987	6.00%, 11/01/2033	209,712
	148,076	6.00%, 02/01/2034	170,548
	236,604	6.00%, 07/01/2034	272,656
	78,000	6.00%, 08/01/2034	89,886
	110,989	6.00%, 09/01/2034	127,433
	44,174	6.00%, 01/01/2035	50,404
	65,633	6.00%, 03/01/2035	75,632
	49,402	6.00%, 05/01/2038	55,937
	522,958	6.00%, 06/01/2038	595,099
	200,000	6.00%, 05/01/2046(15)	226,771
	1,233,420	6.50%, 07/15/2036	1,402,089

			381,038,388

		FNMA - 16.2%
	168,503	0.00%, 03/25/2036(13)(14)	148,580
	1,471,735	0.00%, 06/25/2036(13)(14)	1,308,764
	5,454,664	1.75%, 04/25/2055(2)(4)	349,770
	3,463,007	1.85%, 06/25/2055(2)	229,291
	5,529,767	1.94%, 08/25/2044(2)	383,234
	60,000	2.44%, 01/01/2023	61,313

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.7% - (continued)
		FNMA - 16.2% - (continued)
$	1,101,841	2.50%, 06/25/2028(4)	$101,672
	16,975,000	2.50%, 05/01/2031(15)	17,444,793
	16,900,000	2.50%, 06/01/2031(15)	17,336,030
	544,450	2.50%, 01/01/2043	541,783
	3,050,792	2.50%, 02/01/2043	3,035,846
	2,315,160	2.50%, 03/01/2043	2,303,818
	1,393,676	2.50%, 04/01/2043	1,386,848
	539,458	2.50%, 06/01/2043	536,815
	905,234	2.50%, 08/01/2043	900,799
	4,225,000	2.65%, 06/01/2025	4,332,965
	5,600,000	2.69%, 04/01/2025	5,761,342
	2,168,356	2.78%, 02/01/2027	2,239,912
	2,205,000	2.82%, 07/01/2025	2,291,192
	7,030,808	3.00%, 01/25/2028(4)	677,013
	3,103,008	3.00%, 04/25/2028(4)	326,775
	1,502,856	3.00%, 01/01/2030	1,571,053
	97,668	3.00%, 11/01/2030	102,100
	1,089,180	3.00%, 01/01/2031	1,138,606
	3,450,390	3.00%, 02/01/2031	3,607,740
	4,890,540	3.00%, 04/01/2031	5,112,465
	22,469,000	3.00%, 05/01/2031(15)	23,469,277
	103,825,000	3.00%, 05/01/2046(15)	106,432,783
	285,000	3.16%, 12/01/2026	302,048
	1,465,000	3.21%, 05/01/2023	1,562,108
	263,883	3.24%, 12/01/2026	281,927
	485,465	3.26%, 05/01/2024	519,255
	684,652	3.30%, 12/01/2026	733,646
	255,000	3.34%, 04/01/2024	273,777
	568,553	3.41%, 11/01/2024	612,707
	1,926,376	3.42%, 04/01/2024	2,075,451
	98,140	3.45%, 01/01/2024	105,732
	101,679	3.47%, 01/01/2024	109,945
	1,656,980	3.50%, 05/25/2030(4)	204,631
	4,650,111	3.50%, 01/01/2046	4,878,975
	5,528,544	3.50%, 02/01/2046	5,800,646
	10,525,000	3.50%, 05/01/2046(15)	11,029,873
	250,947	3.67%, 08/01/2023	273,759
	70,000	3.70%, 10/01/2023	76,719
	95,000	3.76%, 03/01/2024	104,444
	140,000	3.86%, 12/01/2025	156,078
	70,000	3.86%, 11/01/2023	77,609
	236,246	3.87%, 10/01/2025	262,747
	309,109	3.89%, 05/01/2030	336,272
	325,000	3.93%, 10/01/2023	360,635
	136,393	3.96%, 05/01/2034	147,312
	85,000	3.97%, 05/01/2029	94,175
	1,402,384	4.00%, 06/01/2025	1,495,845
	5,223,889	4.00%, 10/01/2040	5,595,942
	2,059,804	4.00%, 11/01/2040	2,207,213
	1,561,352	4.00%, 12/01/2040	1,672,935
	770,358	4.00%, 02/01/2041	825,496
	1,827,404	4.00%, 03/01/2041	1,957,637
	783,323	4.00%, 03/25/2042(4)	118,319
	611,862	4.00%, 08/01/2042	656,333
	1,679,747	4.00%, 09/01/2042	1,801,485
	454,752	4.00%, 11/25/2042(4)	68,663
	796,228	4.00%, 04/01/2045	850,559
	1,114,844	4.00%, 05/01/2045	1,193,141
	796,624	4.00%, 06/01/2045	852,573
	2,991,801	4.00%, 02/01/2046	3,202,310
	13,400,000	4.00%, 05/01/2046(15)	14,314,705

The accompanying notes are an integral part of these financial statements.

203

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.7% - (continued)
		FNMA - 16.2% - (continued)
$	1,230,428	4.02%, 11/01/2028	$1,373,220
	199,181	4.06%, 10/01/2028	228,024
	742,290	4.50%, 08/01/2024	797,532
	72,399	4.50%, 04/01/2025	76,947
	1,120,336	4.50%, 07/25/2027(4)	122,428
	381,196	4.50%, 08/01/2040	417,443
	4,611,752	4.50%, 10/01/2040	5,032,159
	2,089,374	4.50%, 10/01/2041	2,277,728
	1,862,598	4.50%, 09/01/2043	2,025,979
	14,000,000	4.50%, 05/01/2046(15)	15,243,046
	15,042	5.00%, 04/01/2018	15,521
	35,018	5.00%, 05/01/2018	36,192
	241,407	5.00%, 06/01/2018	249,059
	18,562	5.00%, 07/01/2018	19,142
	63,592	5.00%, 12/01/2019	65,992
	287,756	5.00%, 01/01/2022	302,575
	583,272	5.00%, 04/25/2038	632,680
	674,703	5.46%, 05/25/2042(2)(4)	80,588
	3,858	5.50%, 01/01/2017	3,894
	13,146	5.50%, 11/01/2018	13,510
	78,744	5.50%, 08/01/2019	82,681
	79,645	5.50%, 09/01/2019	83,453
	107,097	5.50%, 10/01/2019	111,367
	17,321	5.50%, 05/01/2020	18,210
	739,903	5.50%, 06/01/2022	804,561
	281,871	5.50%, 06/01/2033	318,703
	1,023,778	5.50%, 07/01/2033	1,156,021
	91,338	5.50%, 08/01/2033	103,189
	3,827,335	5.50%, 11/01/2035	4,330,033
	1,009,044	5.50%, 04/01/2036	1,137,093
	801,615	5.50%, 04/25/2037	903,418
	1,872,148	5.50%, 11/01/2037	2,104,036
	2,087,674	5.50%, 06/25/2042(4)	430,129
	11,962	6.00%, 05/01/2017	11,987
	17,216	6.00%, 11/01/2031	19,602
	219,949	6.00%, 12/01/2032	255,282
	359,286	6.00%, 03/01/2033	415,620
	949,778	6.00%, 02/01/2037	1,084,710
	658,114	6.00%, 12/01/2037	750,492
	324,294	6.00%, 03/01/2038	370,421
	235,616	6.00%, 10/01/2038	268,277
	16,823	7.00%, 10/01/2037	17,401
	2,550	7.50%, 12/01/2029	2,706
	17,562	7.50%, 03/01/2030	20,323
	25,925	7.50%, 09/01/2031	27,916

			314,167,496

		GNMA - 8.9%
	277,224	3.00%, 11/15/2042	287,572
	286,973	3.00%, 06/15/2043	297,198
	239,534	3.00%, 07/15/2043	248,032
	319,252	3.00%, 10/15/2044	330,578
	334,451	3.00%, 02/15/2045	346,317
	208,517	3.00%, 03/15/2045	215,914
	987,239	3.00%, 04/15/2045	1,022,263
	274,573	3.00%, 06/15/2045	284,314
	9,203,294	3.00%, 07/15/2045	9,529,801
	24,350,000	3.00%, 05/01/2046(15)	25,213,665
	860,838	3.50%, 05/15/2042	912,238
	2,129,295	3.50%, 12/15/2042	2,255,986
	1,505,279	3.50%, 03/15/2043	1,594,625

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.7% - (continued)
		GNMA - 8.9% - (continued)
$	1,663,068	3.50%, 04/15/2043	$1,760,728
	5,620,445	3.50%, 05/15/2043	5,946,794
	8,200,000	3.50%, 05/01/2046(15)	8,660,930
	4,486,944	4.00%, 09/20/2040	4,829,985
	619,629	4.00%, 10/20/2040	669,689
	1,052,283	4.00%, 12/20/2040	1,131,364
	495,450	4.00%, 05/16/2042(4)	70,480
	335,194	4.00%, 01/20/2044(4)	75,321
	62,470,000	4.00%, 05/01/2046(15)	66,669,646
	78,217	4.50%, 07/15/2033	85,984
	194,454	4.50%, 05/15/2040	215,765
	762,468	4.50%, 06/15/2041	839,214
	2,773,200	4.50%, 10/20/2044	2,979,507
	8,825,000	4.50%, 05/01/2046(15)	9,464,468
	1,598,718	5.00%, 06/15/2041	1,778,557
	2,113,497	5.00%, 10/16/2041(4)	361,305
	2,586,417	5.00%, 03/15/2044	2,879,564
	5,200,000	5.00%, 05/01/2046(15)	5,731,579
	743,756	5.50%, 05/15/2033	854,744
	64,622	5.50%, 06/15/2035	73,537
	119,511	5.50%, 04/15/2038	133,853
	965,177	5.50%, 03/16/2039	1,080,930
	2,800,000	5.50%, 05/01/2046(15)	3,125,172
	81,772	6.00%, 02/15/2029	92,204
	187,399	6.00%, 11/15/2032	216,760
	240,780	6.00%, 02/15/2033	272,940
	76,882	6.00%, 07/15/2033	87,882
	145,085	6.00%, 10/15/2034	163,661
	709,850	6.00%, 03/15/2036	818,686
	7,907	6.00%, 05/15/2036	9,108
	216,952	6.00%, 10/15/2036	247,693
	102,405	6.00%, 01/15/2037	118,024
	235,550	6.00%, 02/15/2037	269,749
	441,258	6.00%, 06/15/2037	504,626
	137,644	6.00%, 11/15/2037	155,098
	1,304	6.00%, 03/15/2038	1,470
	120,443	6.00%, 06/15/2038	136,818
	287,292	6.00%, 08/15/2038	323,988
	283,606	6.00%, 10/15/2038	320,034
	370,281	6.00%, 11/15/2038	421,477
	233,125	6.00%, 12/15/2038	267,602
	182,809	6.00%, 01/15/2039	206,013
	6,259	6.00%, 03/15/2039	7,062
	956,618	6.00%, 04/15/2039	1,101,033
	533,364	6.00%, 08/15/2039	601,367
	39,500	6.00%, 09/15/2039	45,157
	135,029	6.00%, 11/15/2039	152,151
	99,536	6.00%, 03/15/2040	112,232
	30,745	6.00%, 06/15/2040	34,694
	276,748	6.00%, 12/15/2040	311,927
	993,890	6.00%, 06/15/2041	1,120,305
	2,200,000	6.00%, 05/01/2046(15)	2,476,633
	16,868	6.50%, 09/15/2028	19,307
	2,971	6.50%, 10/15/2028	3,401
	5,590	6.50%, 12/15/2028	6,398
	72,631	6.50%, 05/15/2029	86,221
	105,759	6.50%, 08/15/2031	121,157
	16,941	6.50%, 09/15/2031	19,391
	63,321	6.50%, 10/15/2031	72,480
	187,807	6.50%, 11/15/2031	214,971
	55,906	6.50%, 01/15/2032	64,323

The accompanying notes are an integral part of these financial statements.

204

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 44.7% - (continued)
		GNMA - 8.9% - (continued)
$	34,119	6.50%, 03/15/2032	$39,130
	8,174	6.50%, 04/15/2032	9,356
	50,214	6.50%, 07/15/2032	57,476

			173,267,624

		Total U.S. Government Agencies (cost $863,166,972)	$868,473,508

U.S. GOVERNMENT SECURITIES - 8.6%
		U.S. Treasury Securities - 8.6%
		U.S. Treasury Bonds - 6.7%
	68,137,149	0.25%, 01/15/2025(7)	$68,981,777
	16,530,000	2.50%, 02/15/2045(16)	15,969,534
	7,800,000	2.50%, 02/15/2046	7,537,054
	6,525,000	2.88%, 08/15/2045	6,808,172
	3,440,000	3.00%, 11/15/2044(16)	3,681,739
	9,045,000	3.00%, 05/15/2045(16)	9,677,092
	10,790,000	3.13%, 08/15/2044(16)	11,835,702
	530,000	3.38%, 05/15/2044(16)	609,148
	3,560,000	3.63%, 02/15/2044	4,282,153

			129,382,371

		U.S. Treasury Notes - 1.9%
	275,000	0.63%, 07/31/2017(16)	274,882
	2,050,000	0.88%, 04/30/2017(16)	2,055,525
	91,000	1.50%, 12/31/2018(16)	92,504
	29,413,000	2.25%, 11/15/2025(16)	30,530,929
	4,700,000	3.13%, 04/30/2017(16)(17)	4,815,479

			37,769,319

		Total U.S. Government Securities (cost $162,244,077)	$167,151,690

PREFERRED STOCKS - 0.1%
		Banks - 0.0%
	469	U.S. Bancorp Series A	382,233

		Diversified Financials - 0.1%
	20,000	Citigroup Capital XIII	523,000
	2,700	Discover Financial Services Series B	71,415

			594,415

		Total Preferred Stocks (cost $956,685)	$976,648

		Total Long-Term Investments (cost $2,463,355,220)	$2,481,609,813

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 4.0%
	Other Investment Pools & Funds - 4.0%
78,370,034	Federated Prime Obligations Fund	$78,370,034

	Total Short-Term Investments (cost $78,370,034)	$78,370,034

Total Investments Excluding Purchased Options (cost $2,541,725,254)	131.8%	$2,559,979,847

Total Purchased Options (cost $419,068)	0.1%	$382,366

Total Investments (cost $2,542,144,322)^	131.9%	$2,560,362,213
Other Assets and Liabilities	(31.9)%	(618,522,537)

Total Net Assets	100.0%	$1,941,839,676

The accompanying notes are an integral part of these financial statements.

205

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$45,201,260
Unrealized Depreciation	(26,983,369)

Net Unrealized Appreciation	$18,217,891

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $483,916,164, which represents 24.9% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	Securities disclosed are interest-only strip.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $35,640,652, which represents 1.8% of total net assets.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(9)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2016, the aggregate value of the unfunded commitment was $450,804, which rounds to zero percent of total net assets.

(11)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(12)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(13)	Securities disclosed are principal-only strip.

(14)	Security is a zero-coupon bond.

(15)	Represents or includes a TBA transaction.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

206

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/BRL Put	GSC	3.78 BRL per USD	06/30/16	USD	1,640,457	$14,680	$74,099	$(59,419)

Puts
CNH Put/JPY Call	GSC	16.76 JPY per CNH	07/21/16	CNH	12,804,000	$76,390	$48,617	$27,773
USD Put/INR Call	GSC	66.35 INR per USD	05/04/16	USD	7,891,000	10,803	59,104	(48,301)
USD Put/RUB Call	BOA	66.44 RUB per USD	05/12/16	USD	1,880,000	53,646	48,354	5,292
USD Put/RUB Call	GSC	66.02 RUB per USD	05/19/16	USD	1,879,000	49,341	48,854	487
USD Put/TRY Call	GSC	2.85 TRY per USD	05/05/16	USD	8,311,000	140,157	94,081	46,076
USD Put/ZAR Call	BOA	14.32 ZAR per USD	05/19/16	USD	2,173,000	37,349	45,958	(8,609)

Total Puts					34,938,000	$367,686	$344,968	$22,718

Total purchased option contracts					36,578,457	$382,366	$419,067	$(36,701)

Written option contracts:
Puts
USD Put/INR Call	BOA	66.35 USD per INR	05/04/16	USD	(3,945,000)	$(5,401)	$(8,403)	$3,002

Total written option contracts					(3,945,000)	$(5,401)	$(8,403)	$3,002

Futures Contracts Outstanding at April 30, 2016

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	233	06/30/2016	$50,921,832	$50,939,625	$17,793
U.S. Treasury 5-Year Note Future	3,026	06/30/2016	366,954,358	365,885,955	(1,068,403)
U.S. Treasury Long Bond Future	233	06/21/2016	38,177,209	38,051,812	(125,397)

Total					$(1,176,007)

Short position contracts:
U.S. 10-Year Ultra Future	11	06/21/2016	$1,542,398	$1,546,187	$(3,789)
U.S. Treasury 10-Year Note Future	1,821	06/21/2016	237,408,622	236,843,813	564,809
U.S. Treasury Ultra Long Term Bond Future	28	06/21/2016	4,812,216	4,797,625	14,591

Total					$575,611

Total futures contracts					$(600,396)

TBA Sale Commitments Outstanding at April 30, 2016

Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$26,700,000	06/01/2046	$(27,253,705)	$28,651
FHLMC, 5.00%	1,075,000	05/01/2046	(1,182,064)	(3,763)
FHLMC, 5.50%	1,800,000	05/01/2046	(2,003,176)	(3,207)
FNMA, 3.50%	2,400,000	05/01/2031	(2,537,437)	(5,063)
FNMA, 4.00%	15,300,000	05/01/2046	(16,344,402)	(4,481)
FNMA, 4.50%	12,500,000	05/01/2046	(13,609,863)	(24,698)
FNMA, 5.50%	5,700,000	05/01/2046	(6,383,333)	(5,568)
FNMA, 6.00%	2,000,000	05/01/2046	(2,279,610)	703

Total (proceeds $71,576,164)			$(71,593,590)	$(17,426)

At April 30, 2016, the aggregate market value of these securities represents (3.7)% of total net assets.

The accompanying notes are an integral part of these financial statements.

207

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	116,689	(0.32)%	07/25/45	$65,931	$—	$23,397	$(42,534)
ABX.HE.AA.06-1	BCLY	USD	130,154	(0.32)%	07/25/45	73,538	—	26,096	(47,442)
ABX.HE.AA.06-1	BCLY	USD	808,748	(0.32)%	07/25/45	245,657	—	162,157	(83,500)
ABX.HE.AAA.06-1	CSI	USD	52,754	(0.18)%	07/25/45	791	—	1,177	386
ABX.HE.AAA.06-1	JPM	USD	1,918	(0.18)%	07/25/45	46	—	43	(3)
ABX.HE.AAA.06-1	JPM	USD	1,918	(0.18)%	07/25/45	47	—	43	(4)
ABX.HE.AAA.06-1	JPM	USD	5,755	(0.18)%	07/25/45	216	—	128	(88)
ABX.HE.AAA.06-1	MSC	USD	11,510	(0.18)%	07/25/45	374	—	257	(117)
ABX.HE.AAA.06-1	BCLY	USD	73,468	(0.18)%	07/25/45	6,842	—	1,640	(5,202)
ABX.HE.AAA.06-1	GSC	USD	98,794	(0.18)%	07/25/45	8,891	—	2,204	(6,687)
ABX.HE.AAA.06-1	BCLY	USD	78,652	(0.18)%	07/25/45	9,061	—	1,755	(7,306)
ABX.HE.AAA.06-2	JPM	USD	227,412	(0.11)%	05/25/46	29,881	—	26,884	(2,997)
ABX.HE.AAA.07-1	MSC	USD	1,111,911	(0.09)%	08/25/37	256,154	—	277,875	21,721
ABX.HE.AAA.07-1	GSC	USD	833,934	(0.09)%	08/25/37	197,817	—	208,406	10,589
ABX.HE.AAA.07-1	MSC	USD	411,255	(0.09)%	08/25/37	99,776	—	102,776	3,000
ABX.HE.AAA.07-1	GSC	USD	190,396	(0.09)%	08/25/37	44,933	—	47,582	2,649
ABX.HE.AAA.07-1	JPM	USD	60,927	(0.09)%	08/25/37	14,715	—	15,226	511
ABX.HE.AAA.07-1	JPM	USD	57,119	(0.09)%	08/25/37	14,054	—	14,274	220
ABX.HE.AAA.07-1	JPM	USD	60,927	(0.09)%	08/25/37	16,618	—	15,226	(1,392)
ABX.HE.AAA.07-1	CSI	USD	1,808,760	(0.09)%	08/25/37	493,335	—	452,022	(41,313)
ABX.HE.PENAAA.06-2	BCLY	USD	84,497	(0.11)%	05/25/46	13,836	—	9,989	(3,847)
ABX.HE.PENAAA.06-2	JPM	USD	717,703	(0.11)%	05/25/46	169,333	—	84,844	(84,489)
ABX.HE.PENAAA.06-2	MSC	USD	716,659	(0.11)%	05/25/46	173,790	—	84,721	(89,069)
ABX.HE.PENAAA.06-2	JPM	USD	750,041	(0.11)%	05/25/46	196,886	—	88,667	(108,219)
ABX.HE.PENAAA.06-2	GSC	USD	1,367,599	(0.11)%	05/25/46	341,900	—	161,673	(180,227)
CDX.EM.25	BCLY	USD	39,914,000	(1.00)%	06/20/21	3,311,640	—	3,307,772	(3,868)
CMBX.NA.A.7	JPM	USD	1,520,000	(2.00)%	01/17/47	—	(30,497)	98,608	129,105
CMBX.NA.A.7	BCLY	USD	420,000	(2.00)%	01/17/47	—	(2,371)	27,247	29,618
CMBX.NA.A.7	JPM	USD	30,000	(2.00)%	01/17/47	—	(56)	1,946	2,002
CMBX.NA.A.7	JPM	USD	35,000	(2.00)%	01/17/47	485	—	2,270	1,785
CMBX.NA.AA.2	CSI	USD	1,364,537	(0.15)%	03/15/49	405,235	—	473,114	67,879
CMBX.NA.AA.2	GSC	USD	1,807,794	(0.15)%	03/15/49	562,208	—	626,800	64,592
CMBX.NA.AA.2	CSI	USD	173,826	(0.15)%	03/15/49	51,922	—	60,292	8,370
CMBX.NA.AA.2	CSI	USD	143,407	(0.15)%	03/15/49	44,664	—	49,722	5,058
CMBX.NA.AA.2	GSC	USD	551,899	(0.15)%	03/15/49	191,385	—	191,355	(30)
CMBX.NA.AA.2	GSC	USD	404,146	(0.15)%	03/15/49	141,918	—	140,178	(1,740)
CMBX.NA.AA.2	BOA	USD	1,438,413	(0.15)%	03/15/49	543,502	—	498,914	(44,588)
CMBX.NA.AA.2	BOA	USD	1,729,572	(0.15)%	03/15/49	653,515	—	599,902	(53,613)
CMBX.NA.AA.7	CSI	USD	2,935,000	(1.50)%	01/17/47	—	(14,808)	120,112	134,920
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50)%	01/17/47	—	(10,479)	48,495	58,974
CMBX.NA.AA.7	CSI	USD	1,170,000	(1.50)%	01/17/47	4,477	—	47,881	43,404
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50)%	01/17/47	5,355	—	48,495	43,140
CMBX.NA.AA.7	CSI	USD	1,185,000	(1.50)%	01/17/47	6,234	—	48,495	42,261
CMBX.NA.AA.7	MSC	USD	760,000	(1.50)%	01/17/47	—	(8,722)	31,102	39,824
CMBX.NA.AA.7	MSC	USD	805,000	(1.50)%	01/17/47	—	(6,755)	32,944	39,699
CMBX.NA.AA.7	CSI	USD	700,000	(1.50)%	01/17/47	—	(7,494)	28,647	36,141
CMBX.NA.AA.7	BOA	USD	350,000	(1.50)%	01/17/47	—	(3,747)	14,324	18,071
CMBX.NA.AA.7	CSI	USD	220,000	(1.50)%	01/17/47	—	(52)	9,003	9,055
CMBX.NA.AA.7	CSI	USD	180,000	(1.50)%	01/17/47	—	(1,075)	7,367	8,442
CMBX.NA.AA.7	CSI	USD	230,000	(1.50)%	01/17/47	3,342	—	9,413	6,071
CMBX.NA.AA.7	MSC	USD	850,000	(1.50)%	01/17/47	59,157	—	34,786	(24,371)
CMBX.NA.AA.8	BCLY	USD	925,000	(1.50)%	10/17/57	40,801	—	57,702	16,901
CMBX.NA.AJ.2	GSC	USD	2,953,764	(1.09)%	03/15/49	213,175	—	354,779	141,604
CMBX.NA.AJ.2	CSI	USD	1,712,116	(1.09)%	03/15/49	135,327	—	205,643	70,316
CMBX.NA.AJ.2	DEUT	USD	1,935,225	(1.09)%	03/15/49	167,935	—	232,441	64,506

The accompanying notes are an integral part of these financial statements.

208

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AJ.2	GSC	USD	785,730	(1.09)%	03/15/49	$56,707	$—	$94,375	$37,668
CMBX.NA.AJ.2	CBK	USD	805,131	(1.09)%	03/15/49	67,312	—	96,705	29,393
CMBX.NA.AJ.2	DEUT	USD	155,206	(1.09)%	03/15/49	11,519	—	18,642	7,123
CMBX.NA.AJ.2	JPM	USD	63,052	(1.09)%	03/15/49	5,143	—	7,573	2,430
CMBX.NA.AJ.2	DEUT	USD	63,052	(1.09)%	03/15/49	5,380	—	7,574	2,194
CMBX.NA.AJ.3	MLI	USD	1,116,599	(1.47)%	12/13/49	213,298	—	311,425	98,127
CMBX.NA.AJ.3	GSC	USD	950,089	(1.47)%	12/13/49	174,380	—	264,984	90,604
CMBX.NA.AJ.3	GSC	USD	1,395,749	(1.47)%	12/13/49	301,369	—	389,281	87,912
CMBX.NA.AJ.3	GSC	USD	910,910	(1.47)%	12/13/49	171,424	—	254,057	82,633
CMBX.NA.AJ.4	MSC	USD	4,057,726	(0.96)%	02/17/51	728,779	—	1,076,366	347,587
CMBX.NA.AJ.4	CSI	USD	1,406,876	(0.96)%	02/17/51	253,048	—	373,193	120,145
CMBX.NA.AJ.4	MSC	USD	1,239,038	(0.96)%	02/17/51	208,641	—	328,671	120,030
CMBX.NA.AJ.4	GSC	USD	1,056,391	(0.96)%	02/17/51	173,901	—	280,222	106,321
CMBX.NA.AJ.4	DEUT	USD	1,273,593	(0.96)%	02/17/51	238,223	—	337,838	99,615
CMBX.NA.AJ.4	CBK	USD	944,828	(0.96)%	02/17/51	171,610	—	250,628	79,018
CMBX.NA.AJ.4	MSC	USD	368,256	(0.96)%	02/17/51	71,414	—	97,685	26,271
CMBX.NA.AJ.4	MSC	USD	1,851,152	(0.96)%	02/17/51	723,691	—	491,043	(232,648)
CMBX.NA.AM.2	MSC	USD	2,367,938	(0.50)%	03/15/49	11,528	—	13,270	1,742
CMBX.NA.AM.2	JPM	USD	179,637	(0.50)%	03/15/49	1,275	—	1,007	(268)
CMBX.NA.AM.2	JPM	USD	187,802	(0.50)%	03/15/49	2,863	—	1,053	(1,810)
CMBX.NA.AM.2	JPM	USD	436,844	(0.50)%	03/15/49	5,432	—	2,448	(2,984)
CMBX.NA.AM.2	JPM	USD	257,207	(0.50)%	03/15/49	8,115	—	1,441	(6,674)
CMBX.NA.AM.2	MSC	USD	473,588	(0.50)%	03/15/49	23,374	—	2,654	(20,720)
CMBX.NA.AM.2	DEUT	USD	2,449,591	(0.50)%	03/15/49	140,851	—	13,727	(127,124)
CMBX.NA.AM.2	CSI	USD	2,449,591	(0.50)%	03/15/49	150,037	—	13,728	(136,309)
CMBX.NA.AM.4	CBK	USD	520,000	(0.50)%	02/17/51	11,623	—	15,015	3,392
CMBX.NA.AM.4	CSI	USD	40,000	(0.50)%	02/17/51	1,097	—	1,155	58
CMBX.NA.AM.4	JPM	USD	40,000	(0.50)%	02/17/51	1,868	—	1,155	(713)
CMBX.NA.AM.4	JPM	USD	100,000	(0.50)%	02/17/51	4,063	—	2,887	(1,176)
CMBX.NA.AM.4	JPM	USD	60,000	(0.50)%	02/17/51	4,667	—	1,732	(2,935)
CMBX.NA.AM.4	MSC	USD	105,000	(0.50)%	02/17/51	10,579	—	3,032	(7,547)
CMBX.NA.AM.4	MSC	USD	1,105,000	(0.50)%	02/17/51	247,644	—	31,907	(215,737)
CMBX.NA.AS.6	CSI	USD	1,330,000	(1.00)%	05/11/63	—	(2,595)	22,581	25,176
CMBX.NA.AS.6	CSI	USD	3,165,000	(1.00)%	05/11/63	40,865	—	53,735	12,870
CMBX.NA.AS.6	CSI	USD	245,000	(1.00)%	05/11/63	1,026	—	4,160	3,134
CMBX.NA.AS.6	CSI	USD	100,000	(1.00)%	05/11/63	805	—	1,698	893
CMBX.NA.AS.6	CSI	USD	105,000	(1.00)%	05/11/63	1,612	—	1,783	171
CMBX.NA.AS.7	CSI	USD	660,000	(1.00)%	01/17/47	3,419	—	17,125	13,706
CMBX.NA.AS.7	CSI	USD	780,000	(1.00)%	01/17/47	13,106	—	20,237	7,131
CMBX.NA.AS.7	CSI	USD	1,560,000	(1.00)%	01/17/47	35,247	—	40,475	5,228
CMBX.NA.AS.7	CBK	USD	1,445,000	(1.00)%	01/17/47	32,513	—	37,492	4,979
CMBX.NA.AS.7	CSI	USD	120,000	(1.00)%	01/17/47	944	—	3,113	2,169
CMBX.NA.AS.7	CSI	USD	50,000	(1.00)%	01/17/47	778	—	1,298	520
CMBX.NA.AS.7	CSI	USD	50,000	(1.00)%	01/17/47	1,122	—	1,298	176
CMBX.NA.AS.8	DEUT	USD	730,000	(1.00)%	10/17/57	54,661	—	32,582	(22,079)
CMBX.NA.BBB.6	GSC	USD	1,645,000	(3.00)%	05/11/63	105,733	—	94,619	(11,114)
CMBX.NA.BBB.7	DEUT	USD	590,000	(3.00)%	01/17/47	44,322	—	48,285	3,963
CMBX.NA.BBB.7	CSI	USD	590,000	(3.00)%	01/17/47	46,109	—	48,285	2,176
CMBX.NA.BBB.7	CSI	USD	1,160,000	(3.00)%	01/17/47	95,960	—	94,933	(1,027)
CMBX.NA.BBB.7	DEUT	USD	600,000	(3.00)%	01/17/47	58,813	—	49,103	(9,710)
CMBX.NA.BBB.7	CSI	USD	1,695,000	(3.00)%	01/17/47	156,391	—	138,716	(17,675)
CMBX.NA.BBB.7	GSC	USD	1,635,000	(3.00)%	01/17/47	156,855	—	133,806	(23,049)
CMBX.NA.BBB.7	DEUT	USD	625,000	(3.00)%	01/17/47	79,922	—	51,149	(28,773)
CMBX.NA.BBB.7	GSC	USD	595,000	(3.00)%	01/17/47	85,344	—	48,693	(36,651)
CMBX.NA.BBB.7	MSC	USD	885,000	(3.00)%	01/17/47	110,194	—	72,427	(37,767)

Total						$14,343,295	$(88,651)	$15,022,877	$768,233

The accompanying notes are an integral part of these financial statements.

209

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection:
CMBX.NA.A.2	JPM	USD	22,337	0.25%	03/15/49	$—	$(14,079)	$(14,541)	$(462)
CMBX.NA.A.2	DEUT	USD	26,059	0.25%	03/15/49	—	(15,632)	(16,964)	(1,332)
CMBX.NA.A.2	BOA	USD	52,119	0.25%	03/15/49	—	(32,185)	(33,940)	(1,755)
CMBX.NA.A.2	MLI	USD	204,751	0.25%	03/15/49	—	(127,003)	(133,335)	(6,332)
CMBX.NA.A.2	MSC	USD	308,989	0.25%	03/15/49	—	(190,489)	(201,215)	(10,726)
CMBX.NA.A.2	MSC	USD	342,493	0.25%	03/15/49	—	(210,443)	(223,035)	(12,592)
CMBX.NA.A.2	GSC	USD	342,493	0.25%	03/15/49	—	(209,907)	(223,035)	(13,128)
CMBX.NA.A.2	BOA	USD	469,067	0.25%	03/15/49	—	(288,121)	(305,359)	(17,238)
CMBX.NA.A.2	MLI	USD	677,541	0.25%	03/15/49	—	(420,266)	(441,075)	(20,809)
CMBX.NA.A.2	MLI	USD	666,373	0.25%	03/15/49	—	(412,762)	(433,805)	(21,043)
CMBX.NA.A.2	GSC	USD	711,046	0.25%	03/15/49	—	(439,739)	(462,885)	(23,146)
CMBX.NA.A.2	MSC	USD	684,987	0.25%	03/15/49	—	(421,151)	(445,921)	(24,770)
CMBX.NA.A.2	CSI	USD	1,031,203	0.25%	03/15/49	—	(640,486)	(671,306)	(30,820)
CMBX.NA.A.2	BOA	USD	796,669	0.25%	03/15/49	—	(440,881)	(518,626)	(77,745)
CMBX.NA.A.6	GSC	USD	1,210,000	2.00%	05/11/63	15,795	—	(57,320)	(73,115)
CMBX.NA.AAA.6	JPM	USD	20,169,000	0.50%	05/11/63	—	(834,030)	(310,922)	523,108
CMBX.NA.AAA.6	CSI	USD	7,485,000	0.50%	05/11/63	—	(336,077)	(115,388)	220,689
CMBX.NA.AAA.6	JPM	USD	5,465,000	0.50%	05/11/63	—	(174,335)	(84,247)	90,088
CMBX.NA.AAA.6	UBS	USD	4,450,000	0.50%	05/11/63	—	(144,587)	(68,600)	75,987
CMBX.NA.AAA.6	MLI	USD	3,920,000	0.50%	05/11/63	—	(129,807)	(60,430)	69,377
CMBX.NA.AAA.6	MLI	USD	3,825,000	0.50%	05/11/63	—	(128,275)	(58,965)	69,310
CMBX.NA.AAA.6	MLI	USD	4,011,000	0.50%	05/11/63	—	(129,810)	(61,833)	67,977
CMBX.NA.AAA.6	UBS	USD	3,295,000	0.50%	05/11/63	—	(87,785)	(50,795)	36,990
CMBX.NA.AAA.6	MLI	USD	1,915,000	0.50%	05/11/63	—	(65,910)	(29,522)	36,388
CMBX.NA.AAA.6	MLI	USD	4,600,000	0.50%	05/11/63	—	(106,936)	(70,913)	36,023
CMBX.NA.AAA.6	CSI	USD	1,115,000	0.50%	05/11/63	—	(41,369)	(17,189)	24,180
CMBX.NA.AAA.6	GSC	USD	1,230,000	0.50%	05/11/63	—	(39,783)	(18,962)	20,821
CMBX.NA.AAA.6	DEUT	USD	1,050,000	0.50%	05/11/63	—	(35,852)	(16,187)	19,665
CMBX.NA.AAA.6	CSI	USD	2,200,000	0.50%	05/11/63	—	(52,502)	(33,915)	18,587
CMBX.NA.AAA.6	CSI	USD	2,200,000	0.50%	05/11/63	—	(52,437)	(33,914)	18,523
CMBX.NA.AAA.6	MSC	USD	2,105,000	0.50%	05/11/63	—	(49,615)	(32,451)	17,164
CMBX.NA.AAA.6	MSC	USD	895,000	0.50%	05/11/63	—	(30,560)	(13,798)	16,762
CMBX.NA.AAA.6	MSC	USD	665,000	0.50%	05/11/63	—	(22,412)	(10,252)	12,160
CMBX.NA.AAA.6	MLI	USD	1,434,000	0.50%	05/11/63	—	(34,180)	(22,107)	12,073
CMBX.NA.AAA.6	GSC	USD	550,000	0.50%	05/11/63	—	(18,768)	(8,479)	10,289
CMBX.NA.AAA.6	MSC	USD	890,000	0.50%	05/11/63	—	(21,213)	(13,720)	7,493
CMBX.NA.AAA.6	GSC	USD	410,000	0.50%	05/11/63	—	(13,697)	(6,320)	7,377
CMBX.NA.AAA.6	CBK	USD	1,240,000	0.50%	05/11/63	—	(24,843)	(19,115)	5,728
CMBX.NA.AAA.6	GSC	USD	11,600,000	0.50%	05/11/63	—	(136,046)	(178,824)	(42,778)
CMBX.NA.BB.6	CSI	USD	3,615,000	5.00%	05/11/63	—	(424,643)	(329,116)	95,527
CMBX.NA.BB.6	CSI	USD	1,237,000	5.00%	05/11/63	20,587	—	(112,555)	(133,142)
CMBX.NA.BB.8	GSC	USD	1,775,000	5.00%	10/17/57	—	(601,962)	(389,788)	212,174
CMBX.NA.BB.8	MSC	USD	1,775,000	5.00%	10/17/57	—	(549,604)	(389,788)	159,816
CMBX.NA.BB.8	GSC	USD	1,775,000	5.00%	10/17/57	—	(537,360)	(389,788)	147,572
CMBX.NA.BB.8	CSI	USD	115,000	5.00%	10/17/57	—	(8,181)	(25,254)	(17,073)
CMBX.NA.BB.8	CSI	USD	600,000	5.00%	10/17/57	—	(107,042)	(131,760)	(24,718)
CMBX.NA.BB.8	GSC	USD	465,000	5.00%	10/17/57	—	(75,947)	(102,114)	(26,167)
CMBX.NA.BB.8	CSI	USD	440,000	5.00%	10/17/57	—	(64,543)	(96,624)	(32,081)
CMBX.NA.BB.8	GSC	USD	600,000	5.00%	10/17/57	—	(97,048)	(131,759)	(34,711)
CMBX.NA.BB.8	MLI	USD	400,000	5.00%	10/17/57	—	(48,757)	(87,840)	(39,083)
CMBX.NA.BB.8	CSI	USD	425,000	5.00%	10/17/57	—	(50,577)	(93,330)	(42,753)
CMBX.NA.BB.8	CSI	USD	595,000	5.00%	10/17/57	—	(87,279)	(130,661)	(43,382)
CMBX.NA.BB.8	CSI	USD	565,000	5.00%	10/17/57	—	(68,869)	(124,073)	(55,204)
CMBX.NA.BB.8	CSI	USD	375,000	5.00%	10/17/57	—	(23,174)	(82,350)	(59,176)
CMBX.NA.BB.8	CSI	USD	460,000	5.00%	10/17/57	—	(33,850)	(101,016)	(67,166)
CMBX.NA.BB.8	JPM	USD	460,000	5.00%	10/17/57	—	(33,850)	(101,016)	(67,166)

The accompanying notes are an integral part of these financial statements.

210

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.8	MLI	USD	885,000	5.00%	10/17/57	$—	$(114,244)	$(194,345)	$(80,101)
CMBX.NA.BB.8	GSC	USD	885,000	5.00%	10/17/57	—	(105,158)	(194,345)	(89,187)
CMBX.NA.BB.8	BCLY	USD	885,000	5.00%	10/17/57	—	(102,779)	(194,345)	(91,566)
CMBX.NA.BB.8	BCLY	USD	925,000	5.00%	10/17/57	—	(110,566)	(203,129)	(92,563)
CMBX.NA.BB.8	CSI	USD	925,000	5.00%	10/17/57	—	(108,934)	(203,129)	(94,195)
CMBX.NA.BB.8	MSC	USD	925,000	5.00%	10/17/57	—	(107,310)	(203,129)	(95,819)
CMBX.NA.BB.8	MLI	USD	905,000	5.00%	10/17/57	—	(83,704)	(198,737)	(115,033)
CMBX.NA.BB.8	CSI	USD	1,175,000	5.00%	10/17/57	—	(140,422)	(258,029)	(117,607)
CMBX.NA.BB.8	CSI	USD	925,000	5.00%	10/17/57	—	(77,654)	(203,129)	(125,475)
CMBX.NA.BB.8	BOA	USD	1,100,000	5.00%	10/17/57	—	(77,623)	(241,559)	(163,936)
CMBX.NA.BB.8	CSI	USD	1,850,000	5.00%	10/17/57	—	(223,261)	(406,258)	(182,997)
CMBX.NA.BB.8	BCLY	USD	1,120,000	5.00%	10/17/57	—	(59,754)	(245,951)	(186,197)
CMBX.NA.BB.8	BCLY	USD	1,255,000	5.00%	10/17/57	—	(76,436)	(275,597)	(199,161)
CMBX.NA.BB.8	BCLY	USD	2,025,000	5.00%	10/17/57	—	(229,106)	(444,688)	(215,582)
CMBX.NA.BB.9	GSC	USD	885,000	5.00%	09/15/58	—	(248,998)	(224,126)	24,872
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/15/58	—	(123,796)	(111,430)	12,366
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/15/58	—	(122,727)	(111,430)	11,297
CMBX.NA.BB.9	MLI	USD	440,000	5.00%	09/17/58	—	(125,068)	(111,430)	13,638
CMBX.NA.BB.9	JPM	USD	470,000	5.00%	09/17/58	—	(130,001)	(119,027)	10,974
CMBX.NA.BB.9	MLI	USD	435,000	5.00%	09/17/58	—	(120,320)	(110,164)	10,156
PrimeX.ARM.2	MSC	USD	1,717,595	4.58%	12/25/37	—	(126,050)	72,640	198,690
PrimeX.ARM.2	JPM	USD	143,646	4.58%	12/25/37	4,374	—	6,075	1,701
PrimeX.ARM.2	JPM	USD	60,537	4.58%	12/25/37	1,750	—	2,561	811
PrimeX.ARM.2	MSC	USD	85,162	4.58%	12/25/37	2,845	—	3,602	757
PrimeX.ARM.2	JPM	USD	58,484	4.58%	12/25/37	1,710	—	2,466	756
PrimeX.ARM.2	JPM	USD	46,172	4.58%	12/25/37	1,228	—	1,946	718

Total						$48,289	$(12,000,570)	$(12,502,729)	$(550,448)

Total traded indices						$14,391,584	$(12,089,221)	$2,520,148	$217,785

Credit default swaps on single-name issues:
Buy protection:
Marathon Oil Corp.	JPM	USD	165,000	(1.00)%/3.61%	06/20/20	$36,410	$—	$16,000	$(20,410)

Credit default swaps on single-name issues:
Sell protection:
Brazilian Government International Bond	GSC	USD	2,820,000	1.00%/3.33%	06/20/21	$—	$(336,763)	$(304,409)	$32,354
Republic of South Africa	GSC	USD	2,695,000	1.00%/2.63%	12/20/20	—	(256,572)	(187,064)	69,508

Total						$—	$(593,335)	$(491,473)	$101,862

Total single-name issues						$36,410	$(593,335)	$(475,473)	$81,452

Total OTC contracts						$14,427,994	$(12,682,556)	$2,044,675	$299,237

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

211

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	52,443,000	(5.00)%	06/20/21	$(1,016,836)	$(1,686,793)	$(669,957)
CDX.NA.IG.26	USD	34,764,000	(1.00)%	06/20/21	332,543	401,381	68,838
ITRAXX.EUR.25	EUR	26,519,000	(1.00)%	06/20/21	(439,781)	(439,596)	185
ITRAXX.XOV.24	EUR	3,350,000	(5.00)%	12/20/20	(184,418)	(278,414)	(93,996)

Total					$(1,308,492)	$(2,003,422)	$(694,930)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at April 30, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.300% based on the notional amount of currency delivered	09/21/21	GSC	USD 4,048,496	CNY 26,380,000	$—	$(27,146)	$(19,667)	$7,479
Fixed Rate equal to 3.300% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/21/21	GSC	CNY 26,380,000	USD 4,048,496	27,146	—	(184,325)	(211,471)

Total						$27,146	$(27,146)	$(203,992)	$(203,992)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	1.81% Fixed	CPURNSA	USD	29,435,000	09/22/25	$—	$—	$(70,005)	$(70,005)
BOA	1.82% Fixed	CPURNSA	USD	22,955,000	09/22/25	—	—	(67,514)	(67,514)

Total						$—	$—	$(137,519)	$(137,519)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	1.63% Fixed	USD	68,288,000	06/15/26	$—	$—	$584,418	$584,418

The accompanying notes are an integral part of these financial statements.

212

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
BRL	Sell	07/05/16	GSC	$2,394,743	$2,577,184	$(182,441)
BRL	Sell	08/17/16	MSC	9,105,732	9,650,246	(544,514)
CNY	Buy	07/28/16	JPM	1,674,111	1,613,185	(60,926)
CNY	Sell	07/28/16	GSC	299,620	302,809	(3,189)
CNY	Sell	07/28/16	DEUT	1,293,627	1,310,377	(16,750)
EUR	Buy	03/15/17	CBK	1,320,900	1,378,513	57,613
EUR	Buy	03/15/17	UBS	934,495	944,108	9,613
EUR	Buy	03/15/17	BOA	796,404	805,098	8,694
EUR	Buy	03/15/17	BOA	606,985	613,960	6,975
EUR	Sell	05/11/16	GSC	1,993,353	2,004,481	(11,128)
EUR	Sell	05/31/16	SSG	16,940,826	17,185,325	(244,499)
EUR	Sell	03/15/17	BOA	3,472,479	3,741,679	(269,200)
GBP	Sell	05/31/16	CBK	2,988,404	3,002,892	(14,488)
GBP	Sell	06/15/16	WEST	1,309,588	1,345,899	(36,311)
IDR	Buy	05/18/16	GSC	1,617,735	1,890,198	272,463
IDR	Buy	09/21/16	GSC	5,409,450	5,427,325	17,875
IDR	Sell	05/18/16	BCLY	876,134	956,442	(80,308)
IDR	Sell	05/18/16	JPM	852,988	933,755	(80,767)
IDR	Sell	09/21/16	SCB	1,343,929	1,356,831	(12,902)
IDR	Sell	09/21/16	DEUT	1,341,960	1,356,832	(14,872)
IDR	Sell	09/21/16	HSBC	2,698,748	2,713,663	(14,915)
MXN	Buy	06/15/16	RBC	1,008,612	1,020,723	12,111
MXN	Buy	06/15/16	SSG	205,454	208,229	2,775
MXN	Sell	06/15/16	SCB	1,174,764	1,228,953	(54,189)
PEN	Buy	06/15/16	SSG	956,970	983,537	26,567
PEN	Sell	06/15/16	SSG	21,752	22,718	(966)
PEN	Sell	06/15/16	CIB	259,546	273,827	(14,281)
PEN	Sell	06/15/16	JPM	652,380	686,991	(34,611)
RON	Sell	06/15/16	JPM	3,782,286	3,875,392	(93,106)
THB	Buy	06/15/16	MSC	2,776,550	2,810,435	33,885
THB	Buy	06/15/16	BOA	1,702,459	1,722,505	20,046
THB	Sell	06/15/16	SCB	4,437,542	4,532,941	(95,399)
TRY	Buy	06/15/16	BOA	3,858,854	4,010,127	151,273
TRY	Sell	05/04/16	CSFB	9,335,115	9,665,775	(330,660)
TRY	Sell	06/15/16	BOA	3,855,810	4,010,127	(154,317)
UYU	Sell	06/30/16	HSBC	221,424	221,424	—
UYU	Sell	06/30/16	HSBC	1,015,030	1,015,030	—
UYU	Sell	06/30/16	HSBC	1,021,858	1,021,858	—
UYU	Sell	06/30/16	HSBC	2,047,451	2,047,451	—
ZAR	Buy	06/15/16	BNP	912,964	960,151	47,187
ZAR	Sell	06/15/16	GSC	837,775	960,150	(122,375)

Total						$(1,820,037)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

213

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
BRL	Brazilian Real
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
RON	New Romanian Leu
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PAC	Planned Amortization Class
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

214

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$631,372,135	$—	$631,372,135	$—
Corporate Bonds	646,944,445	—	646,944,445	—
Foreign Government Obligations	47,870,453	—	47,870,453	—
Municipal Bonds	20,626,574	—	20,626,574	—
Senior Floating Rate Interests	98,194,360	—	98,194,360	—
U.S. Government Agencies	868,473,508	—	868,473,508	—
U.S. Government Securities	167,151,690	—	167,151,690	—
Preferred Stocks	976,648	976,648	—	—
Short-Term Investments	78,370,034	78,370,034	—	—
Purchased Options	382,366	—	382,366	—
Foreign Currency Contracts(2)	667,077	—	667,077	—
Futures Contracts(2)	597,193	597,193	—	—
Swaps - Credit Default(2)	5,034,837	—	5,034,837	—
Swaps - Cross Currency(2)	7,479	—	7,479	—
Swaps - Interest Rate(2)	584,418	—	584,418	—

Total	$2,567,253,217	$79,943,875	$2,487,309,342	$—

Liabilities
Foreign Currency Contracts(2)	$(2,487,114)	$—	$(2,487,114)	$—
Futures Contracts(2)	(1,197,589)	(1,197,589)	—	—
Swaps - Credit Default(2)	(5,430,531)	—	(5,430,531)	—
Swaps - Cross Currency(2)	(211,471)	—	(211,471)	—
Swaps - Interest Rate(2)	(137,519)	—	(137,519)	—
TBA Sale Commitments	(71,593,590)	—	(71,593,590)	—
Written Options	(5,401)	—	(5,401)	—

Total	$(81,063,215)	$(1,197,589)	$(79,865,626)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$2,775,058	$2,775,058
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(2,775,058)	(2,775,058)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

215

The Hartford Unconstrained Bond Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.5%
		Asset-Backed - Finance & Insurance - 15.4%
		Apidos CLO
$	415,000	2.06%, 07/18/2027(1)(2)	$412,654
	390,000	2.18%, 01/16/2027(1)(2)	390,177
		Atlas Senior Loan Fund Ltd.
	395,000	2.17%, 10/15/2026(1)(2)	393,964
	335,000	2.18%, 07/16/2026(1)(2)	333,304
	270,000	Avery Point VI CLO Ltd. 2.07%, 08/05/2027(1)(2)	268,900
	425,000	Babson CLO Ltd. 2.06%, 04/20/2027(1)(2)	423,833
	270,000	Carlyle Global Market Strategies Ltd. 2.10%, 04/27/2027(1)(2)	269,134
		Cent CLO Ltd.
	500,000	1.87%, 08/01/2024(1)(2)	499,158
	275,000	2.12%, 04/17/2026(1)(2)	273,350
	395,000	CIFC Funding Ltd. 2.11%, 05/24/2026(1)(2)	392,102
		Dryden Senior Loan Fund
	300,000	1.91%, 11/15/2023(1)(2)	299,679
	275,000	2.97%, 11/09/2025(1)(2)	274,785
	20,561	Equity One Mortgage Pass-Through Trust 5.46%, 12/25/2033(2)	11,456
		Galaxy CLO Ltd.
	400,000	1.88%, 04/15/2025(1)(2)	395,477
	315,000	2.19%, 01/24/2027(1)(2)	314,277
	250,000	2.73%, 07/15/2026(1)(2)	247,515
	205,000	Green Tree Agency Advance Funding Trust I 3.10%, 10/15/2048(1)	204,961
	160,639	GSAMP Trust 0.53%, 01/25/2037(2)	94,972
	45,000	HSI Asset Securitization Corp. Trust 0.71%, 02/25/2036(2)	39,222
	45,120	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046(1)(3)(4)	—
		Madison Park Funding Ltd.
	250,000	1.92%, 10/23/2025(1)(2)	247,715
	250,000	2.78%, 07/20/2026(1)(2)	247,621
	325,000	3.03%, 01/27/2026(1)(2)	326,793
		Magnetite CLO Ltd.
	480,000	2.06%, 07/25/2026(1)(2)	479,279
	500,000	5.13%, 01/15/2025(1)(2)	501,103
	126,994	Nationstar HECM Loan Trust 2.98%, 02/25/2026(1)	127,007
	400,000	Neuberger Berman CLO Ltd. 2.09%, 08/04/2025(1)(2)	398,688
	275,000	Oaktree EIF II Ltd. 2.17%, 02/15/2026(1)(2)	274,586
	375,000	OCP CLO Ltd. 2.16%, 04/17/2027(1)(2)	373,826
		Ocwen Master Advance Receivables Trust
	488,000	3.03%, 09/17/2046(1)	487,166
	465,000	3.52%, 09/17/2046(1)	464,374
	200,000	OHA Credit Partners VII Ltd. 2.04%, 11/20/2023(1)(2)	200,465
	288,000	OHA Credit Partners VIII Ltd. 1.75%, 04/20/2025(1)(2)	283,453
	345,000	OHA Loan Funding Ltd. 2.12%, 02/15/2027(1)(2)	344,623
	420,000	OneMain Financial Issuance Trust 4.10%, 03/20/2028(1)	428,910

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.5% - (continued)
		Asset-Backed - Finance & Insurance - 15.4% - (continued)
$	360,000	OZLM Funding Ltd. 2.07%, 04/30/2027(1)(2)	$357,498
	325,000	Race Point CLO Ltd. 2.14%, 04/15/2027(1)(2)	322,511
	262,951	Securitized Asset Backed Receivables LLC 0.53%, 07/25/2036(2)	122,140
		Sound Point CLO Ltd.
	250,000	2.01%, 01/21/2026(1)(2)	248,256
	270,000	2.16%, 04/15/2027(1)(2)	269,249
	250,000	5.23%, 07/15/2025(1)(2)	205,738
	212,466	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	212,960
	395,000	Symphony CLO Ltd. 2.08%, 10/17/2026(1)(2)	392,048
	270,000	Venture CLO Ltd. 2.12%, 07/15/2027(1)(2)	268,768
		Voya CLO Ltd.
	255,000	2.11%, 04/18/2027(1)(2)	253,659
	350,000	3.03%, 10/14/2026(1)(2)	350,793

			13,728,149

		Asset-Backed - Home Equity - 3.0%
	64,546	Asset Backed Funding Certificates 0.66%, 01/25/2037(2)	39,410
		GSAA Home Equity Trust
	127,266	0.51%, 12/25/2046(2)	61,869
	431,562	0.52%, 02/25/2037(2)	228,828
	139,799	0.54%, 03/25/2037(2)	72,695
	31,445	0.61%, 03/25/2047(2)	15,297
	298,708	0.62%, 11/25/2036(2)	151,083
	162,793	0.68%, 11/25/2036(2)	92,886
	29,588	0.74%, 03/25/2036(2)	19,646
	141,298	0.76%, 04/25/2047(2)	86,924
	63,179	5.88%, 09/25/2036(5)	31,431
	365,733	5.99%, 06/25/2036(2)	180,006
	28,683	Morgan Stanley Asset-Backed Securities Capital I Inc. Trust 0.59%, 06/25/2036(2)	24,444
	482,136	Morgan Stanley Mortgage Loan Trust 0.61%, 11/25/2036(2)	207,893
	22,008	Nationstar NIM Ltd. 9.79%, 03/25/2037(1)(3)(4)	—
	905,000	NRZ Advance Receivables Trust 3.30%, 08/17/2048(1)	910,444
	23,757	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(5)	13,753
		Soundview Home Loan Trust
	685,063	0.68%, 07/25/2036(2)	417,190
	160,000	0.69%, 11/25/2036(2)	105,725

			2,659,524

		Commercial Mortgage - Backed Securities - 4.4%
	235,000	Banc of America Commercial Mortgage Trust 3.26%, 09/15/2048(1)(2)	126,706
	100,000	Bear Stearns Commercial Mortgage Securities, Inc. 5.31%, 10/12/2042(2)	98,898
		Citigroup Commercial Mortgage Trust
	40,000	4.56%, 03/10/2047(1)(2)	25,111
	30,000	5.06%, 03/10/2047(1)(2)	25,286
	40,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	39,738

The accompanying notes are an integral part of these financial statements.

216

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.5% - (continued)
		Commercial Mortgage - Backed Securities - 4.4% - (continued)
$	100,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(1)(2)	$81,743
		Commercial Mortgage Trust
	518,675	2.11%, 07/10/2046(1)(2)(6)	35,252
	15,000	3.96%, 03/10/2047	16,326
	65,000	4.73%, 10/15/2045(1)(2)	55,418
		Credit Suisse First Boston Mortgage Securities Corp.
	2,053	4.77%, 07/15/2037	2,053
	122,185	4.88%, 04/15/2037	113,682
	395,000	GS Mortgage Securities Corp. II 5.02%, 11/10/2045(1)(2)	367,361
		GS Mortgage Securities Trust
	4,736,817	0.31%, 07/10/2046(2)(6)	36,822
	443,373	1.78%, 08/10/2044(1)(2)(6)	22,363
	90,000	3.58%, 06/10/2047(1)	52,048
	100,166	3.67%, 04/10/2047(1)	74,091
	175,000	5.03%, 04/10/2047(1)(2)	136,799
		Hilton USA Trust
	90,671	3.19%, 11/05/2030(1)(2)	90,613
	285,615	4.19%, 11/05/2030(1)(2)	284,465
	110,923	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	87,489
		JP Morgan Chase Commercial Mortgage Securities Trust
	190,000	2.73%, 10/15/2045(1)(2)	134,564
	100,000	4.81%, 10/15/2045(1)(2)	90,645
	765,000	5.50%, 08/15/2046(1)(2)	778,858
	1,762,173	JPMBB Commercial Mortgage Securities Trust 1.02%, 09/15/2047(2)(6)	71,514
	130,000	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.42%, 08/12/2048	132,873
	105,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(1)	73,802
		Morgan Stanley Capital I Trust
	100,000	5.35%, 07/15/2049(1)(2)	77,116
	50,000	5.40%, 10/12/2052(1)(2)	46,450
	65,000	UBS-Barclays Commercial Mortgage Trust 4.22%, 03/10/2046(1)(2)	44,587
	160,000	VNDO Mortgage Trust 4.08%, 12/13/2029(1)(2)	162,021
	15,000	Wells Fargo Commercial Mortgage Trust 4.24%, 05/15/2048(2)	11,493
		WF-RBS Commercial Mortgage Trust
	235,599	3.02%, 11/15/2047(1)	114,586
	375,000	4.96%, 11/15/2045(1)(2)	298,877
	45,000	5.00%, 06/15/2044(1)(2)	38,497
	55,215	5.00%, 04/15/2045(1)(2)	37,209
	65,000	5.75%, 04/15/2045(1)(2)	64,150

			3,949,506

		Other ABS - 0.2%
	205,000	SPS Servicer Advance Receivables Trust 2.92%, 07/15/2047(1)	205,197

		Whole Loan Collateral CMO - 11.4%
		Adjustable Rate Mortgage Trust
	27,521	0.70%, 01/25/2036(2)	22,523

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.5% - (continued)
		Whole Loan Collateral CMO - 11.4% - (continued)
$	71,393	0.71%, 11/25/2035(2)	$64,424
	118,115	0.94%, 01/25/2036(2)	101,199
		Alternative Loan Trust
	139,376	0.76%, 11/25/2035(2)	114,102
	526,472	0.84%, 10/25/2036(2)	358,031
	244,380	5.50%, 12/25/2035	208,894
	326,394	5.75%, 05/25/2036	256,220
	280,512	6.00%, 05/25/2036	227,709
		American Home Mortgage Assets Trust
	80,480	0.56%, 03/25/2047(2)	57,971
	168,792	1.32%, 10/25/2046(2)	117,695
		Banc of America Funding Trust
	23,405	0.63%, 10/20/2036(2)	18,736
	42,897	5.85%, 01/25/2037(5)	36,158
	84,597	Banc of America Mortgage Trust 2.86%, 09/25/2035(2)	77,059
		BCAP LLC Trust
	156,703	0.61%, 01/25/2037(2)	124,401
	194,626	0.62%, 03/25/2037(2)	162,423
		Bear Stearns Alt-A Trust
	338,995	0.76%, 08/25/2036(2)	250,668
	171,786	0.94%, 01/25/2036(2)	136,699
	114,243	Bear Stearns Mortgage Funding Trust 0.62%, 10/25/2036(2)	87,407
	350,000	Chase Mortgage Finance Trust 5.50%, 11/25/2035	330,713
		CHL Mortgage Pass-Through Trust
	77,805	1.12%, 03/25/2035(2)	61,891
	43,011	2.68%, 03/20/2036(2)	38,151
	245,724	Countrywide Home Loans, Inc. 2.75%, 09/25/2047(2)	219,526
	81,646	Deutsche Alt-A Securities Mortgage Loan Trust 0.59%, 03/25/2037(2)	58,627
	425,413	DSLA Mortgage Loan Trust 1.27%, 03/19/2046(2)	304,993
	190,969	First Horizon Mortgage Pass-Through Trust 2.75%, 08/25/2037(2)	151,413
		GMAC Mortgage Corp. Loan Trust
	88,084	3.10%, 09/19/2035(2)	80,738
	24,703	3.31%, 04/19/2036(2)	21,007
		GSR Mortgage Loan Trust
	155,143	0.74%, 01/25/2037(2)	89,983
	335,857	2.96%, 04/25/2035(2)	318,569
	85,030	3.00%, 10/25/2035(2)	73,594
		HarborView Mortgage Loan Trust
	201,436	0.63%, 01/19/2038(2)	160,193
	754,001	0.68%, 12/19/2036(2)	516,508
	170,808	0.77%, 09/19/2035(2)	136,460
	11,567	1.14%, 01/19/2035(2)	7,615
	25,974	1.44%, 10/25/2037(2)	22,035
	295,904	3.02%, 01/19/2035(2)	272,346
		IndyMac Index Mortgage Loan Trust
	45,264	0.63%, 04/25/2037(2)	31,959
	113,490	0.72%, 07/25/2035(2)	91,572
	177,314	0.73%, 01/25/2036(2)	112,533
	284,610	0.84%, 07/25/2046(2)	157,764
		JP Morgan Mortgage Trust
	120,839	2.56%, 11/25/2035(2)	111,633
	88,601	2.74%, 09/25/2035(2)	84,006
	113,142	2.80%, 04/25/2037(2)	99,070
	421,942	2.90%, 05/25/2036(2)	377,262

The accompanying notes are an integral part of these financial statements.

217

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 34.5% - (continued)
		Whole Loan Collateral CMO - 11.4% - (continued)
$	98,714	Lehman XS Trust 0.65%, 07/25/2046(2)	$76,411
		LSTAR Securities Investment Trust
	219,149	2.43%, 01/01/2020(1)(2)	215,971
	453,880	2.43%, 10/01/2020(1)(2)	445,515
	534,589	2.44%, 04/01/2020(1)(2)	519,219
	64,210	Luminent Mortgage Trust 0.64%, 10/25/2046(2)	54,152
	81,010	Merrill Lynch Mortgage Investors Trust 2.84%, 07/25/2035(2)	63,832
	77,771	Morgan Stanley Mortgage Loan Trust 3.00%, 05/25/2036(2)	55,172
	502,010	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.18%, 06/25/2036(2)	373,231
	100,884	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	90,782
		Residential Accredit Loans, Inc.
	50,291	1.18%, 09/25/2046(2)	34,896
	364,690	1.64%, 11/25/2037(2)	235,911
	50,396	6.00%, 12/25/2035	43,096
	71,157	Residential Asset Securitization Trust 0.89%, 03/25/2035(2)	55,001
		Residential Funding Mortgage Securities, Inc.
	295,528	2.92%, 08/25/2035(2)	220,757
	10,357	3.40%, 04/25/2037(2)	8,735
	83,987	Sequoia Mortgage Trust 2.69%, 07/20/2037(2)	66,909
	501,805	Structured Adjustable Rate Mortgage Loan Trust 2.75%, 02/25/2036(2)	398,469
	395,977	Structured Asset Mortgage Investments II Trust 0.67%, 02/25/2036(2)	298,582
		WaMu Mortgage Pass-Through Certificates Trust
	54,152	0.86%, 06/25/2044(2)	48,114
	43,152	2.17%, 11/25/2046(2)	38,170
	39,559	2.20%, 12/25/2036(2)	33,791
	156,843	2.22%, 06/25/2037(2)	133,243
	104,415	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.53%, 02/25/2037(2)	66,317
	44,385	Wells Fargo Alternative Loan Trust 2.77%, 12/28/2037(2)	37,198
		Wells Fargo Commercial Mortgage Trust
	265,000	2.88%, 05/15/2048(1)(2)	132,386
	115,000	3.36%, 09/15/2058(1)	67,465

			10,165,805

		Whole Loan Collateral PAC - 0.1%
	74,526	Alternative Loan Trust 0.94%, 12/25/2035(2)	51,473

		Total Asset & Commercial Mortgage Backed Securities (cost $31,318,673)	$30,759,654

CORPORATE BONDS - 18.6%
		Advertising - 0.0%
	5,000	Lamar Media Corp. 5.75%, 02/01/2026(1)	$5,288

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.6% - (continued)
		Apparel - 0.1%
$	120,000	William Carter Co. 5.25%, 08/15/2021	$125,040

		Beverages - 0.3%
	225,000	Anheuser-Busch InBev Finance, Inc. 4.90%, 02/01/2046	255,163

		Chemicals - 0.1%
	30,000	Eagle Spinco, Inc. 4.63%, 02/15/2021	29,850
	95,000	NOVA Chemicals Corp. 5.00%, 05/01/2025(1)	93,100

			122,950

		Commercial Banks - 7.3%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	400,000	7.00%, 02/19/2019(2)(7)(8)	421,379
$	200,000	9.00%, 05/09/2018(2)(7)(8)	206,650
EUR	400,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(7)(8)	401,340
	200,000	Bank of Ireland 7.38%, 06/18/2020(2)(7)(8)	220,708
		Barclays plc
	200,000	8.00%, 12/15/2020(2)(7)	228,438
$	200,000	8.25%, 12/15/2018(2)(7)	200,507
EUR	300,000	BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 8.13%, 10/30/2023(8)	418,156
$	200,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(7)	204,500
	104,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	108,940
	190,000	Citigroup, Inc. 5.50%, 09/13/2025	210,486
		Credit Agricole S.A.
EUR	225,000	6.50%, 06/23/2021(2)(7)(8)	251,195
$	200,000	8.13%, 12/23/2025(1)(2)(7)	206,500
	200,000	8.13%, 09/19/2033(1)(2)	219,418
	775,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(7)(8)	713,000
	245,000	Goldman Sachs Group, Inc. 5.15%, 05/22/2045	251,920
		Intesa Sanpaolo S.p.A.
	205,000	5.71%, 01/15/2026(1)	199,218
	475,000	7.70%, 09/17/2025(1)(2)(7)	439,375
EUR	125,000	KBC Groep N.V. 5.63%, 03/19/2019(2)(7)(8)	137,764
$	20,000	Radian Group, Inc. 7.00%, 03/15/2021	21,325
		Royal Bank of Scotland Group plc
	60,000	6.13%, 12/15/2022	64,151
	560,000	7.50%, 08/10/2020(2)(7)	522,200
		Societe Generale S.A.
EUR	150,000	6.75%, 04/07/2021(2)(7)(8)	167,678
$	275,000	8.25%, 11/29/2018(2)(7)(8)	281,187
		UBS Group AG
	200,000	7.00%, 02/19/2025(2)(7)(8)	206,500
	200,000	7.13%, 02/19/2020(2)(7)(8)	203,000

			6,505,535

		Commercial Services - 0.1%
	55,000	Cardtronics, Inc. 5.13%, 08/01/2022	55,138

The accompanying notes are an integral part of these financial statements.

218

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.6% - (continued)
		Commercial Services - 0.1% - (continued)
$	40,000	United Rentals North America, Inc. 4.63%, 07/15/2023	$39,850

			94,988

		Construction Materials - 0.7%
	200,000	CRH America, Inc. 5.13%, 05/18/2045(1)	208,254
	260,000	Grupo Cementos de Chihuahua S.A.B. de C.V. 8.13%, 02/08/2020(1)	272,350
	60,000	Norbord, Inc. 6.25%, 04/15/2023(1)	60,600
		Standard Industries, Inc.
	35,000	5.38%, 11/15/2024(1)	36,488
	80,000	6.00%, 10/15/2025(1)	86,200

			663,892

		Diversified Financial Services - 0.5%
	150,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 4.50%, 05/15/2021	154,875
	35,000	Aircastle Ltd. 5.50%, 02/15/2022	37,231
	65,000	International Lease Finance Corp. 5.88%, 04/01/2019	69,713
		Navient Corp.
	120,000	5.50%, 01/15/2019	119,100
	30,000	8.45%, 06/15/2018	32,100

			413,019

		Electric - 0.2%
	110,000	AES Corp. 8.00%, 06/01/2020	127,050
	60,000	NRG Energy, Inc. 6.25%, 07/15/2022	58,819

			185,869

		Engineering & Construction - 0.3%
	310,000	SBA Tower Trust 3.60%, 04/15/2043(1)	309,536

		Entertainment - 0.0%
	10,000	GLP Capital L.P. / GLP Financing II, Inc. 5.38%, 04/15/2026	10,425

		Environmental Control - 0.2%
	130,000	Clean Harbors, Inc. 5.25%, 08/01/2020	133,737

		Forest Products & Paper - 0.2%
		Cascades, Inc.
	20,000	5.50%, 07/15/2022(1)	19,300
	55,000	5.75%, 07/15/2023(1)	52,387
	65,000	Clearwater Paper Corp. 5.38%, 02/01/2025(1)	64,675

			136,362

		Healthcare-Products - 0.1%
	25,000	Hologic, Inc. 5.25%, 07/15/2022(1)	26,188
	60,000	Kinetic Concepts, Inc. / KCI USA, Inc. 7.88%, 02/15/2021(1)	64,875

			91,063

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.6% - (continued)
		Healthcare-Services - 0.6%
$	90,000	Community Health Systems, Inc. 5.13%, 08/01/2021	$90,262
	165,000	HCA, Inc. 6.50%, 02/15/2020	182,737
	60,000	LifePoint Health, Inc. 5.88%, 12/01/2023	62,850
	15,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	15,525
	135,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	143,100

			494,474

		Home Builders - 0.2%
	67,000	CalAtlantic Group, Inc. 5.38%, 10/01/2022	69,023
	60,000	Meritage Homes Corp. 6.00%, 06/01/2025	61,200
	5,000	PulteGroup, Inc. 4.25%, 03/01/2021	5,088

			135,311

		Insurance - 2.7%
EUR	325,000	Achmea B.V. 6.00%, 04/04/2043(2)(8)	403,968
	300,000	Assicurazioni Generali S.p.A. 7.75%, 12/12/2042(2)(8)	417,371
$	295,000	AXA S.A. 6.46%, 12/14/2018(1)(2)(7)	302,065
	20,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	20,588
EUR	400,000	Credit Agricole Assurances S.A. 4.25%, 01/13/2025(2)(7)(8)	446,740
	400,000	Intesa Sanpaolo Vita S.p.A. 4.75%, 12/17/2024(2)(7)(8)	462,428
	300,000	Mapfre S.A. 5.92%, 07/24/2037(2)	355,904

			2,409,064

		Iron/Steel - 0.3%
$	135,000	ArcelorMittal 6.25%, 08/05/2020	138,375
		Steel Dynamics, Inc.
	45,000	5.13%, 10/01/2021	46,012
	20,000	5.50%, 10/01/2024	20,325
		United States Steel Corp.
	25,000	6.88%, 04/01/2021	21,813
	75,000	7.38%, 04/01/2020	70,687

			297,212

		Lodging - 0.1%
	90,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.38%, 03/15/2022	91,557

		Machinery - Construction & Mining - 0.1%
	50,000	Oshkosh Corp. 5.38%, 03/01/2025	51,500

		Machinery-Diversified - 0.1%
	35,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	37,275
	45,000	CNH Industrial Capital LLC 3.38%, 07/15/2019	44,325

			81,600

The accompanying notes are an integral part of these financial statements.

219

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.6% - (continued)
		Media - 1.1%
$	100,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.25%, 09/30/2022	$103,250
		CCO Safari II LLC
	40,000	4.91%, 07/23/2025(1)	43,122
	175,000	6.48%, 10/23/2045(1)	206,740
		DISH DBS Corp.
	56,000	5.88%, 07/15/2022	54,460
	95,000	6.75%, 06/01/2021	97,870
	120,000	Liberty Interactive LLC 8.25%, 02/01/2030	124,500
		TEGNA, Inc.
	80,000	4.88%, 09/15/2021(1)	81,600
	115,000	5.13%, 07/15/2020	119,744
		Videotron Ltd.
	45,000	5.00%, 07/15/2022	46,687
	80,000	5.38%, 06/15/2024(1)	83,500

			961,473

		Mining - 0.1%
		Freeport-McMoRan, Inc.
	5,000	3.88%, 03/15/2023	4,188
	20,000	4.55%, 11/14/2024	16,825
	15,000	5.40%, 11/14/2034	11,473
	35,000	5.45%, 03/15/2043	26,250
	5,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(1)	5,119

			63,855

		Multi-National - 0.0%
INR	1,760,000	International Finance Corp. 7.10%, 03/21/2031	27,675

		Oil & Gas - 0.6%
$	30,000	Antero Resources Corp. 5.63%, 06/01/2023	29,100
		Concho Resources, Inc.
	20,000	5.50%, 04/01/2023	20,150
	25,000	6.50%, 01/15/2022	26,000
	40,000	Continental Resources, Inc. 5.00%, 09/15/2022	37,350
	165,000	Ecopetrol S.A. 5.88%, 05/28/2045	134,211
	21,000	Harvest Operations Corp. 6.88%, 10/01/2017	17,929
		Marathon Oil Corp.
	15,000	3.85%, 06/01/2025	13,402
	5,000	5.20%, 06/01/2045	4,237
	5,000	6.60%, 10/01/2037	4,790
	5,000	6.80%, 03/15/2032	4,880
	50,000	MEG Energy Corp. 7.00%, 03/31/2024(1)	39,250
GBP	100,000	Petrobras Global Finance B.V. 5.38%, 10/01/2029	99,399
$	45,000	Tesoro Corp. 5.13%, 04/01/2024	45,000
		WPX Energy, Inc.
	35,000	5.25%, 09/15/2024	29,470
	55,000	6.00%, 01/15/2022	49,500

			554,668

		Packaging & Containers - 0.1%
	65,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	66,950

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.6% - (continued)
		Packaging & Containers - 0.1% - (continued)
$	30,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	$32,250

			99,200

		Pipelines - 0.8%
		DCP Midstream LLC
	10,000	5.35%, 03/15/2020(1)	9,500
	15,000	9.75%, 03/15/2019(1)	16,050
		DCP Midstream Operating L.P.
	10,000	2.70%, 04/01/2019	9,381
	5,000	3.88%, 03/15/2023	4,412
	21,000	4.95%, 04/01/2022	20,160
	15,000	5.60%, 04/01/2044	12,075
	130,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	130,975
	345,000	Energy Transfer Partners L.P. 5.95%, 10/01/2043	315,295
		MPLX L.P.
	40,000	4.88%, 12/01/2024(1)	38,987
	40,000	4.88%, 06/01/2025(1)	38,652
	125,000	Tesoro Logistics L.P. 6.25%, 10/15/2022	128,125

			723,612

		Retail - 0.1%
	80,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	79,200

		Savings & Loans - 0.4%
GBP	250,000	Nationwide Building Society 6.88%, 06/20/2019(2)(7)(8)	345,197

		Semiconductors - 0.1%
		Sensata Technologies B.V.
$	55,000	5.00%, 10/01/2025(1)	55,275
	5,000	5.63%, 11/01/2024(1)	5,225

			60,500

		Shipbuilding - 0.0%
	10,000	Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025(1)	10,513

		Software - 0.1%
		First Data Corp.
	15,000	5.00%, 01/15/2024(1)	15,150
	65,000	5.38%, 08/15/2023(1)	67,194
	25,000	MSCI, Inc. 5.75%, 08/15/2025(1)	26,594

			108,938

		Telecommunications - 1.0%
	110,000	AT&T, Inc. 4.75%, 05/15/2046	110,838
	200,000	Digicel Group Ltd. 7.13%, 04/01/2022(8)	162,750
	20,000	Frontier Communications Corp. 10.50%, 09/15/2022(1)	20,577
	240,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(1)	239,700
	55,000	Nokia Oyj 6.63%, 05/15/2039	59,125
		Sprint Communications, Inc.
	132,000	7.00%, 03/01/2020(1)	135,465
	53,000	9.00%, 11/15/2018(1)	56,048

The accompanying notes are an integral part of these financial statements.

220

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.6% - (continued)
		Telecommunications - 1.0% - (continued)
$	125,000	T-Mobile USA, Inc. 6.63%, 11/15/2020	$129,375
		Telecom Italia Capital S.A.
	6,000	6.00%, 09/30/2034	5,925
	15,000	7.72%, 06/04/2038	16,050

			935,853

		Total Corporate Bonds (cost $17,185,733)	$16,584,269

FOREIGN GOVERNMENT OBLIGATIONS - 4.9%
		Argentina - 0.4%
		Argentine Republic Government International Bond
EUR	270,000	2.26%, 12/31/2038(5)	$188,899
$	150,000	7.63%, 04/22/2046(1)	147,525

			336,424

		Brazil - 1.2%
		Brazil Notas do Tesouro Nacional
BRL	2,587,845	6.00%, 08/15/2016(9)	745,075
	944,678	6.00%, 08/15/2022(9)	273,126
	343,000	10.00%, 01/01/2021	91,226

			1,109,427

		Chile - 0.0%
CLP	5,000,000	Bonos de la Tesoreria de la Republica en pesos 6.00%, 01/01/2020	8,214

		Colombia - 0.2%
		Colombian TES
COP	475,780,662	3.00%, 03/25/2033(9)	145,293
	96,800,000	10.00%, 07/24/2024	38,266

			183,559

		Hungary - 0.0%
$	30,000	Hungary Government International Bond 6.38%, 03/29/2021	34,155

		Indonesia - 0.1%
IDR	839,000,000	Indonesia Treasury Bond 8.38%, 09/15/2026	66,564

		Malaysia - 0.1%
MYR	240,000	Malaysia Government Bond 3.80%, 09/30/2022	61,493

		Mexico - 0.1%
MXN	1,159,500	Mexican Bonos 10.00%, 12/05/2024	86,860

		Peru - 0.0%
PEN	30,000	Peru Government Bond 8.20%, 08/12/2026	10,488

		Poland - 0.1%
PLN	305,000	Poland Government Bond 2.00%, 04/25/2021	78,964

		Romania - 0.4%
		Romania Government Bond
RON	60,000	5.75%, 04/29/2020	17,286
	1,020,000	5.85%, 04/26/2023	301,026

			318,312

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.9% - (continued)
		South Africa - 0.1%
ZAR	1,120,000	South Africa Government Bond 7.00%, 02/28/2031	$63,585

		Thailand - 0.1%
THB	1,615,000	Thailand Government Bond 3.63%, 06/16/2023	52,267

		Tunisia - 0.2%
$	200,000	Banque Centrale de Tunisie S.A. 5.75%, 01/30/2025(8)	179,924

		Turkey - 0.9%
		Turkey Government Bond
TRY	2,115,462	2.50%, 05/04/2016(9)	754,172
	170,000	9.40%, 07/08/2020	61,669

			815,841

		United Arab Emirates - 0.2%
$	225,000	Abu Dhabi Government International Bond 3.13%, 05/03/2026(1)	226,688

		Uruguay - 0.8%
		Uruguay Government International Bond
UYU	5,329,888	3.70%, 06/26/2037(9)	137,819
	18,737,256	4.25%, 04/05/2027(9)	546,606

			684,425

		Venezuela - 0.0%
$	55,000	Venezuela Government International Bond 6.00%, 12/09/2020(8)	20,075

		Total Foreign Government Obligations (cost $4,552,679)	$4,337,265

MUNICIPAL BONDS - 1.2%
		General - 0.9%
	250,000	Chicago Transit Auth 6.90%, 12/01/2040	$307,033
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	555,000	6.15%, 07/01/2038	166,500
	530,000	6.20%, 07/01/2039	159,000
	530,000	6.30%, 07/01/2043	159,000
	120,000	6.55%, 07/01/2058	36,000

			827,533

		Higher Education - 0.3%
	190,000	University of California 4.60%, 05/15/2031	213,894

		Total Municipal Bonds (cost $1,399,043)	$1,041,427

SENIOR FLOATING RATE INTERESTS - 15.6%(10)
		Advertising - 0.1%
	128,056	Acosta Holdco, Inc. 4.25%, 09/26/2021	$126,616

		Aerospace/Defense - 0.5%
	220,488	Fly Funding II S.a.r.l. 3.50%, 08/09/2019	219,844
	198,096	Transdigm, Inc. 3.50%, 05/14/2022	195,832

			415,676

The accompanying notes are an integral part of these financial statements.

221

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.6%(10) - (continued)
		Agriculture - 0.1%
$	99,260	Pinnacle Operating Corp. 4.75%, 11/15/2018	$87,225

		Biotechnology - 0.1%
	96,500	Alkermes, Inc. 3.50%, 09/25/2019	96,018

		Chemicals - 0.6%
	73,598	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	73,276
	38,186	AIlnex USA, Inc. 4.50%, 10/03/2019	38,019
	49,625	Chemours Co. 3.75%, 05/12/2022	48,211
	174,497	Ineos U.S. Finance LLC 3.75%, 05/04/2018	174,029
	194,383	Nexeo Solutions LLC 5.00%, 09/08/2017	193,654

			527,189

		Coal - 0.2%
		Arch Coal, Inc.
	65,000	5.00%, 01/31/2017(11)	63,862
	275,041	7.50%, 05/16/2018	114,830

			178,692

		Commercial Services - 0.1%
	99,170	Moneygram International, Inc. 4.25%, 03/27/2020	93,468

		Distribution/Wholesale - 0.2%
	154,800	FPC Holdings, Inc. 5.25%, 11/19/2019	132,870
	91,120	PowerTeam Services LLC 4.25%, 05/06/2020	90,664

			223,534

		Diversified Financial Services - 0.1%
	94,709	Walter Investment Management Corp. 4.75%, 12/19/2020	82,959

		Electric - 0.3%
	102,290	Calpine Corp. 4.00%, 10/09/2019	102,315
	100,000	Chief Exploration & Development LLC 7.50%, 05/16/2021	74,500
	150,286	Seadrill Partners Finco LLC 4.00%, 02/21/2021	73,765
	100,000	Texas Competitive Electric Holdings Co. LLC 4.91%, 10/10/2017(12)	33,813

			284,393

		Electronics - 0.6%
	337,112	CDW LLC 3.25%, 04/29/2020	336,818
	121,442	Ceridian LLC 4.50%, 09/15/2020	116,180
	130,000	Sensus USA, Inc. 6.50%, 03/16/2023	128,700

			581,698

		Energy-Alternate Sources - 0.1%
	105,832	EMG Utica LLC 4.75%, 03/27/2020	93,662

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.6%(10) - (continued)
		Entertainment - 0.1%
$	133,313	Scientific Games International, Inc. 6.00%, 10/01/2021	$131,084

		Food - 0.6%
	178,200	Albertsons LLC 5.50%, 08/25/2021	178,706
	149,625	JBS USA LLC 4.00%, 10/30/2022	149,438
	218,813	U.S. Foods, Inc. 4.50%, 03/31/2019	218,539

			546,683

		Healthcare-Services - 0.9%
	120,368	Catalent Pharma Solutions, Inc. 4.25%, 05/20/2021	120,876
		Community Health Systems, Inc.
	51,766	3.75%, 12/31/2019	50,971
	95,248	4.00%, 01/27/2021	93,797
	104,738	Envision Healthcare Corp. 4.50%, 10/28/2022	104,943
	99,340	Medpace Holdings, Inc. 4.75%, 04/01/2021	99,464
	102,550	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021(13)	97,001
	174,563	U.S. Renal Care, Inc. 5.25%, 12/31/2022	174,672
	100,000	Vizient, Inc. 6.25%, 02/13/2023	100,875

			842,599

		Household Products/Wares - 0.1%
	60,000	Galleria Co. 3.75%, 01/26/2023	60,038

		Insurance - 1.3%
		Asurion LLC
	114,129	5.00%, 05/24/2019	113,701
	353,535	5.00%, 08/04/2022	350,947
	205,000	8.50%, 03/03/2021	196,507
	106,975	Evertec Group LLC 3.25%, 04/17/2020	103,766
		Sedgwick Claims Management Services, Inc.
	252,338	3.75%, 03/01/2021	247,291
	140,000	6.75%, 02/28/2022	133,000

			1,145,212

		Leisure Time - 0.5%
	126,692	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	127,190
		Delta 2 (LUX) S.a.r.l.
	200,000	4.75%, 07/30/2021	196,286
	130,000	7.75%, 07/31/2022	122,135

			445,611

		Lodging - 0.7%
	486,554	Caesars Entertainment Operating Co. 0.00%, 03/01/2017(4)	457,565
	98,250	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	87,443
	91,053	La Quinta Intermediate Holdings LLC 3.75%, 04/14/2021	89,687

			634,695

The accompanying notes are an integral part of these financial statements.

222

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.6%(10) - (continued)
		Machinery - Construction & Mining - 0.2%
$	216,150	American Rock Salt Holdings LLC 4.75%, 05/20/2021	$199,074

		Machinery-Diversified - 0.2%
	184,454	Gates Global, Inc. 4.25%, 07/06/2021	176,351

		Media - 0.9%
	133,148	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	131,901
	125,000	Charter Communications Operating LLC 3.50%, 01/24/2023	125,491
	125,775	Getty Images, Inc. 4.75%, 10/18/2019	94,646
	94,863	ION Media Networks, Inc. 4.75%, 12/18/2020	94,744
	125,000	Neptune Finco Corp. 5.00%, 10/09/2022	125,391
	198,500	Tribune Media Co. 3.75%, 12/27/2020	198,190

			770,363

		Metal Fabricate/Hardware - 0.2%
	190,125	Rexnord LLC 4.00%, 08/21/2020	188,699

		Mining - 0.1%
	87,186	Minerals Technologies, Inc. 3.75%, 05/09/2021	86,968

		Miscellaneous Manufacturing - 0.3%
	277,265	Sram LLC 4.01%, 04/10/2020	242,607

		Oil & Gas - 0.3%
	17,289	NGPL Pipeco LLC 6.75%, 09/15/2017	17,203
	217,143	Pinnacle Holding Co. S.a.r.l. 4.75%, 07/30/2019	160,686
	100,000	Shelf Drilling Holdings Ltd. 10.00%, 10/08/2018	50,000
	100,000	Templar Energy LLC 8.50%, 11/25/2020	9,833

			237,722

		Packaging & Containers - 0.7%
	157,896	Berry Plastics Holding Corp. 4.00%, 10/01/2022	158,123
	315,241	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	315,834
	139,352	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	137,958

			611,915

		Pharmaceuticals - 0.3%
	159,600	Endo Luxembourg Finance Company I S.a r.l. 3.75%, 09/26/2022	159,001
	155,220	PRA Holdings, Inc. 4.50%, 09/23/2020	155,802

			314,803

		Pipelines - 0.1%
	97,000	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	92,150

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.6%(10) - (continued)
		Real Estate - 0.4%
$	99,250	DTZ U.S. Borrower LLC 4.25%, 11/04/2021	$98,960
	105,000	MGM Growth Properties LLC 4.00%, 04/25/2023	105,547
		Realogy Corp.
	4,126	2.44%, 10/10/2016	4,085
	134,940	3.75%, 03/05/2020	134,828

			343,420

		Retail - 0.6%
	30,000	Coty, Inc. 3.75%, 10/27/2022	30,187
	111,550	Michaels Stores, Inc. 3.75%, 01/28/2020	111,629
	151,513	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	144,173
	188,720	Party City Holdings, Inc. 4.25%, 08/19/2022	187,856
	73,016	PetSmart, Inc. 4.25%, 03/11/2022	72,770

			546,615

		Semiconductors - 0.4%
	195,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	195,035
	149,625	NXP B.V. 3.75%, 12/07/2020	149,999

			345,034

		Software - 2.1%
	198,500	Epicor Software Corp. 4.75%, 06/01/2022	190,312
	605,462	First Data Corp. 4.44%, 03/24/2021	606,722
	193,903	Infor US, Inc. 3.75%, 06/03/2020	189,137
		Kronos, Inc.
	311,400	4.50%, 10/30/2019	310,490
	129,617	9.75%, 04/30/2020	131,129
	284,684	Magic Newco LLC 5.00%, 12/12/2018	285,040
		SS&C Technologies, Inc.
	105,964	4.01%, 07/08/2022	106,229
	14,569	4.02%, 07/08/2022	14,605

			1,833,664

		Telecommunications - 1.2%
	156,400	Altice Financing S.A. 5.50%, 07/02/2019	157,573
	84,167	Entravision Communications Corp. 3.50%, 05/31/2020	82,483
	320,000	Level 3 Financing, Inc. 4.00%, 08/01/2019	320,800
	190,709	Salem Communications Corp. 4.50%, 03/13/2020	183,080
	295,581	Univision Communications, Inc. 4.00%, 03/01/2020	294,972

			1,038,908

		Transportation - 0.1%
		Kenan Advantage Group, Inc.
	5,720	1.50%, 01/31/2017(11)	5,699
	59,980	4.00%, 07/31/2022	59,755

			65,454

The accompanying notes are an integral part of these financial statements.

223

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 15.6%(10) - (continued)
		Trucking & Leasing - 0.3%
$	274,421	Consolidated Container Co. 5.00%, 07/03/2019	$264,954

		Total Senior Floating Rate Interests (cost $14,637,437)	$13,955,753

U.S. GOVERNMENT AGENCIES - 20.7%
		FHLMC - 4.8%
	13,208	0.01%, 11/15/2036(14)	$11,966
	157,866	3.00%, 08/01/2029	166,124
	74,204	3.00%, 03/15/2033(6)	9,473
	378,000	3.04%, 12/25/2027(2)	380,490
	570,000	3.29%, 04/25/2028(2)	580,345
	384,084	3.50%, 08/01/2034	405,215
	278,134	4.00%, 07/15/2027(6)	29,954
	324,858	4.00%, 05/01/2042	347,668
	87,417	4.00%, 08/01/2042	93,840
	141,111	4.00%, 09/01/2042	151,393
	70,795	4.00%, 07/01/2044	76,157
	48,001	4.00%, 06/01/2045	51,393
	182,052	4.00%, 01/01/2046	194,754
	105,719	4.00%, 02/01/2046	113,014
	68,849	4.50%, 03/15/2041	81,635
	236,208	4.75%, 07/15/2039	258,127
	22,079	5.50%, 08/15/2033	24,535
	491,288	5.50%, 12/01/2037	551,761
	553,067	5.50%, 01/01/2039	621,303
	83,011	6.50%, 07/15/2036	94,362

			4,243,509

		FNMA - 12.3%
	98,314	0.01%, 06/25/2036(14)	87,427
	374,508	1.75%, 04/25/2055(2)(6)	24,015
	5,000	2.44%, 01/01/2023	5,109
	70,959	2.50%, 06/25/2028(6)	6,548
	395,000	2.65%, 06/01/2025	405,094
	700,000	2.69%, 04/01/2025	720,168
	234,282	2.78%, 02/01/2027	242,013
	205,000	2.82%, 07/01/2025	213,013
	493,288	3.00%, 01/25/2028(6)	47,500
	206,013	3.00%, 04/25/2028(6)	21,695
	30,000	3.16%, 12/01/2026	31,794
	50,000	3.21%, 05/01/2023	53,314
	25,075	3.24%, 12/01/2026	26,789
	48,547	3.26%, 05/01/2024	51,925
	195,615	3.30%, 12/01/2026	209,613
	25,083	3.34%, 04/01/2024	26,930
	9,814	3.45%, 01/01/2024	10,573
	9,749	3.47%, 01/01/2024	10,541
	126,454	3.50%, 05/25/2030(6)	15,617
	319,144	3.50%, 01/01/2046	334,851
	370,215	3.50%, 02/01/2046	388,436
	5,000,000	3.50%, 05/01/2046(15)	5,239,844
	24,261	3.67%, 08/01/2023	26,467
	5,000	3.70%, 10/01/2023	5,480
	10,000	3.76%, 03/01/2024	10,994
	15,000	3.86%, 12/01/2025	16,723
	5,000	3.86%, 11/01/2023	5,543
	24,107	3.87%, 10/01/2025	26,811
	34,345	3.89%, 05/01/2030	37,364
	35,000	3.93%, 10/01/2023	38,838

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 20.7% - (continued)
		FNMA - 12.3% - (continued)
$	9,742	3.96%, 05/01/2034	$10,522
	10,000	3.97%, 05/01/2029	11,079
	348,313	4.00%, 10/01/2040	373,113
	140,887	4.00%, 11/01/2040	150,970
	104,301	4.00%, 12/01/2040	111,755
	51,461	4.00%, 02/01/2041	55,145
	122,074	4.00%, 03/01/2041	130,773
	65,825	4.00%, 03/25/2042(6)	9,943
	61,186	4.00%, 08/01/2042	65,633
	112,210	4.00%, 09/01/2042	120,342
	64,212	4.00%, 04/01/2045	68,594
	89,906	4.00%, 05/01/2045	96,221
	64,244	4.00%, 06/01/2045	68,756
	144,756	4.02%, 11/01/2028	161,555
	18,970	4.06%, 10/01/2028	21,717
	72,298	4.50%, 07/25/2027(6)	7,900
	326,083	4.50%, 10/01/2040	355,809
	147,732	4.50%, 10/01/2041	161,049
	131,700	4.50%, 09/01/2043	143,253
	43,893	5.46%, 05/25/2042(2)(6)	5,243
	128,929	5.50%, 04/25/2035	144,187
	53,223	5.50%, 04/25/2037	59,982
	239,776	5.50%, 06/25/2042(6)	49,402
	218,594	6.00%, 09/01/2039	248,895

			10,972,867

		GNMA - 3.6%
	290,331	3.00%, 07/15/2045	300,631
	691,713	3.00%, 08/15/2045	716,253
	96,069	3.00%, 08/20/2045	99,638
	288,639	3.00%, 09/20/2045	299,363
	58,288	4.00%, 05/16/2042(6)	8,292
	650,130	4.50%, 09/20/2041	707,240
	127,897	5.00%, 06/15/2041	142,284
	176,125	5.00%, 10/16/2041(6)	30,109
	252,333	5.00%, 03/15/2044	280,933
	2,920	6.00%, 08/15/2032	3,298
	183,538	6.00%, 06/15/2036	208,391
	69,988	6.00%, 08/15/2036	80,325
	42,481	6.00%, 12/15/2038	47,876
	132,231	6.00%, 01/15/2039	149,051
	138,802	6.00%, 12/15/2040	156,446

			3,230,130

		Total U.S. Government Agencies (cost $18,204,502)	$18,446,506

U.S. GOVERNMENT SECURITIES - 4.1%
		U.S. Treasury Securities - 4.1%
		U.S. Treasury Bonds - 1.0%
	60,413	0.75%, 02/15/2045(9)	$58,724
	21,940	2.13%, 02/15/2040(9)	28,117
	32,481	2.13%, 02/15/2041(9)	41,971
	35,272	2.38%, 01/15/2027(9)	43,259
	46,408	0.63%, 02/15/2043(9)	43,821
	57,713	0.75%, 02/15/2042(9)	56,225
	93,597	1.38%, 02/15/2044(9)	105,136
	88,051	2.38%, 01/15/2025(9)	105,171
	185,531	2.50%, 01/15/2029(9)	233,991
	6,679	3.38%, 04/15/2032(9)	9,716

The accompanying notes are an integral part of these financial statements.

224

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 4.1% - (continued)
		U.S. Treasury Securities - 4.1% - (continued)
$	36,649	3.63%, 04/15/2028(9)	$50,627
	79,327	3.88%, 04/15/2029(9)	113,914

			890,672

		U.S. Treasury Notes - 3.1%
	68,898	0.13%, 04/15/2017(9)	69,538
	205,144	0.13%, 04/15/2018(9)	208,592
	166,960	0.13%, 04/15/2019(9)	170,549
	106,311	0.13%, 04/15/2020(9)	108,551
	136,185	0.13%, 01/15/2022(9)	138,421
	159,813	0.13%, 07/15/2022(9)	162,857
	274,268	0.13%, 01/15/2023(9)	277,182
	230,667	0.13%, 07/15/2024(9)	232,509
	122,262	0.38%, 07/15/2023(9)	126,234
	19,997	0.38%, 07/15/2025(9)	20,535
	185,152	0.63%, 07/15/2021(9)	194,494
	218,477	0.63%, 01/15/2024(9)	228,385
	27,000	1.00%, 05/31/2018(16)	27,109
	48,775	1.13%, 01/15/2021(9)	52,122
	71,470	1.38%, 07/15/2018(9)(16)	75,280
	93,199	1.38%, 01/15/2020(9)	99,628
	49,696	2.13%, 01/15/2019(9)	53,538
	530,000	3.25%, 03/31/2017(17)(18)	542,732

			2,788,256

		Total U.S. Government Securities (cost $3,610,347)	$3,678,928

		Total Long-Term Investments (cost $90,908,414)	$88,803,802

SHORT-TERM INVESTMENTS - 5.6%
		Other Investment Pools & Funds - 5.6%
	4,990,227	Fidelity Money Market Class 1	$4,990,227

		Total Short-Term Investments (cost $4,990,227)	$4,990,227

Total Investments Excluding Purchased Options (cost $95,898,641)	105.2%	$93,794,029

Total Purchased Options (cost $29,578)	0.0%	$26,489

Total Investments (cost $95,928,219)^	105.2%	$93,820,518
Other Assets and Liabilities	(5.2)%	(4,630,888)

Total Net Assets	100.0%	$89,189,630

The accompanying notes are an integral part of these financial statements.

225

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized depreciation consisted of:

Unrealized Appreciation	$1,245,452
Unrealized Depreciation	(3,353,153)

Net Unrealized Depreciation	$(2,107,701)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $23,978,169, which represents 26.9% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2016, the aggregate fair value of these securities was $0, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(5)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(6)	Securities disclosed are interest-only strip.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $6,067,010, which represents 6.8% of total net assets.

(9)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(11)	This security, or a portion of this security, has unfunded loan commitments. As of April 30, 2016, the aggregate value of the unfunded commitment was $69,561, which rounds to zero percent of total net assets.

(12)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(13)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(14)	Securities disclosed are principal-only strip.

(15)	Represents or includes a TBA transaction.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(18)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

226

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/BRL Put	GSC	3.78 BRL per USD	06/30/16	USD	128,000	$1,145	$5,781	$(4,636)

Puts
CNH Put/JPY Call	GSC	16.76 JPY per CNH	07/21/16	CNH	888,000	$5,298	$3,372	$1,926
USD Put/INR Call	GSC	66.35 INR per USD	05/04/16	USD	547,000	749	4,097	(3,348)
USD Put/RUB Call	BOA	66.44 RUB per USD	05/12/16	USD	130,000	3,710	3,344	366
USD Put/RUB Call	GSC	66.02 RUB per USD	05/19/16	USD	130,000	3,414	3,380	34
USD Put/TRY Call	GSC	2.85 TRY per USD	05/05/16	USD	570,000	9,612	6,452	3,160
USD Put/ZAR Call	BOA	14.32 ZAR per USD	05/19/16	USD	149,000	2,561	3,152	(591)

Total Puts					2,414,000	$25,344	$23,797	$1,547

Total purchased option contracts					2,542,000	$26,489	$29,578	$(3,089)

Written option contracts:
Puts
USD Put/INR Call	BOA	66.35 USD per INR	05/04/16	USD	(274,000)	$(375)	$(583)	$208

Total written option contracts					(274,000)	$(375)	$(583)	$208

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
Credit Default Swaption ITRAXX.XOV.24	BOA	337.50 EUR	05/18/16	EUR	(5,710,000)	$(93,536)	$(75,453)	$(18,083)
Credit Default Swaption ITRAXX.XOV.24	BNP	312.50 EUR	05/18/16	EUR	(5,710,000)	(39,721)	(51,680)	11,959

Total Calls					(11,420,000)	$(133,257)	$(127,133)	$(6,124)

Written swaption contracts:
Puts
Credit Default Swaption ITRAXX.XOV.24	BOA	337.50 EUR	05/18/16	EUR	(5,710,000)	$(23,592)	$(70,249)	$46,657
Credit Default Swaption ITRAXX.XOV.24	BNP	312.50 EUR	05/18/16	EUR	(5,710,000)	(49,202)	(31,654)	(17,548)

Total Puts					(11,420,000)	$(72,794)	$(101,903)	$29,109

Total written swaption contracts					(22,840,000)	$(206,051)	$(229,036)	$22,985

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Ultra Future	21	06/21/2016	$2,955,568	$2,951,812	$(3,756)
U.S. Treasury 2-Year Note Future	22	06/30/2016	4,808,070	4,809,750	1,680
U.S. Treasury 5-Year Note Future	1	06/30/2016	121,166	120,914	(252)
U.S. Treasury Long Bond Future	3	06/21/2016	491,913	489,938	(1,975)
U.S. Treasury Ultra Long Term Bond Future	8	06/21/2016	1,383,044	1,370,750	(12,294)

Total					$(16,597)

Short position contracts:
Euro-BOBL Future	2	06/08/2016	$299,086	$299,660	$(574)
Euro-Bund Future	8	06/08/2016	1,488,784	1,482,886	5,898
U.S. Treasury 10-Year Note Future	115	06/21/2016	15,005,126	14,957,187	47,939

Total					$53,263

Total futures contracts					$36,666

The accompanying notes are an integral part of these financial statements.

227

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	JPM	USD	116,689	(0.32)%	07/25/45	$30,631	$—	$23,397	$(7,234)
ABX.HE.AAA.06-1	JPM	USD	26,857	(0.18)%	07/25/45	504	—	600	96
ABX.HE.AAA.06-1	MSC	USD	5,755	(0.18)%	07/25/45	117	—	129	12
ABX.HE.AAA.06-1	JPM	USD	1,918	(0.18)%	07/25/45	46	—	42	(4)
ABX.HE.AAA.06-1	JPM	USD	6,571	(0.18)%	07/25/45	155	—	147	(8)
ABX.HE.AAA.06-1	JPM	USD	959	(0.18)%	07/25/45	36	—	21	(15)
ABX.HE.AAA.06-1	JPM	USD	4,796	(0.18)%	07/25/45	128	—	107	(21)
ABX.HE.AAA.06-1	MSC	USD	14,387	(0.18)%	07/25/45	427	—	321	(106)
ABX.HE.AAA.06-1	BOA	USD	9,592	(0.18)%	07/25/45	522	—	214	(308)
ABX.HE.AAA.06-1	BCLY	USD	6,000	(0.18)%	07/25/45	559	—	134	(425)
ABX.HE.AAA.06-1	MSC	USD	8,633	(0.18)%	07/25/45	877	—	193	(684)
ABX.HE.AAA.06-1	GSC	USD	17,265	(0.18)%	07/25/45	1,554	—	385	(1,169)
ABX.HE.AAA.06-2	JPM	USD	40,684	(0.11)%	05/25/46	5,346	—	4,810	(536)
ABX.HE.AAA.06-2	JPM	USD	38,597	(0.11)%	05/25/46	7,471	—	4,563	(2,908)
ABX.HE.AAA.07-1	MSC	USD	277,978	(0.09)%	08/25/37	64,054	—	69,469	5,415
ABX.HE.AAA.07-1	MSC	USD	159,932	(0.09)%	08/25/37	36,844	—	39,968	3,124
ABX.HE.AAA.07-1	GSC	USD	106,622	(0.09)%	08/25/37	25,292	—	26,646	1,354
ABX.HE.AAA.07-1	MSC	USD	91,390	(0.09)%	08/25/37	22,172	—	22,839	667
ABX.HE.AAA.07-1	JPM	USD	38,079	(0.09)%	08/25/37	9,369	—	9,516	147
ABX.HE.AAA.07-1	CSI	USD	270,362	(0.09)%	08/25/37	73,741	—	67,566	(6,175)
ABX.HE.PENAAA.06-2	BCLY	USD	22,950	(0.11)%	05/25/46	6,563	—	2,713	(3,850)
ABX.HE.PENAAA.06-2	MSC	USD	137,699	(0.11)%	05/25/46	30,122	—	16,279	(13,843)
ABX.HE.PENAAA.06-2	GSC	USD	127,267	(0.11)%	05/25/46	31,817	—	15,045	(16,772)
ABX.HE.PENAAA.06-2	JPM	USD	133,526	(0.11)%	05/25/46	35,051	—	15,785	(19,266)
CDX.EM.25	BCLY	USD	1,718,000	(1.00)%	06/20/21	142,541	—	142,375	(166)
CMBX.NA.A.7	JPM	USD	205,000	(2.00)%	01/17/47	—	(4,113)	13,299	17,412
CMBX.NA.A.7	JPM	USD	45,000	(2.00)%	01/17/47	—	(84)	2,920	3,004
CMBX.NA.A.7	BCLY	USD	10,000	(2.00)%	01/17/47	—	(56)	649	705
CMBX.NA.AA.2	CSI	USD	208,592	(0.15)%	03/15/49	61,947	—	72,323	10,376
CMBX.NA.AA.2	CSI	USD	195,555	(0.15)%	03/15/49	59,983	—	67,828	7,845
CMBX.NA.AA.2	GSC	USD	165,135	(0.15)%	03/15/49	51,355	—	57,277	5,922
CMBX.NA.AA.2	MSC	USD	99,950	(0.15)%	03/15/49	39,728	—	34,654	(5,074)
CMBX.NA.AA.2	BOA	USD	169,481	(0.15)%	03/15/49	64,038	—	58,763	(5,275)
CMBX.NA.AA.2	BOA	USD	199,900	(0.15)%	03/15/49	75,532	—	69,335	(6,197)
CMBX.NA.AA.2	JPM	USD	252,048	(0.15)%	03/15/49	94,448	—	87,390	(7,058)
CMBX.NA.AA.7	CSI	USD	315,000	(1.50)%	01/17/47	—	(74)	12,891	12,965
CMBX.NA.AA.7	CSI	USD	260,000	(1.50)%	01/17/47	—	(1,312)	10,640	11,952
CMBX.NA.AA.7	CSI	USD	185,000	(1.50)%	01/17/47	—	(1,636)	7,571	9,207
CMBX.NA.AA.7	CSI	USD	180,000	(1.50)%	01/17/47	689	—	7,366	6,677
CMBX.NA.AA.7	CSI	USD	170,000	(1.50)%	01/17/47	768	—	6,957	6,189
CMBX.NA.AA.7	MSC	USD	120,000	(1.50)%	01/17/47	—	(1,007)	4,911	5,918
CMBX.NA.AA.7	MSC	USD	105,000	(1.50)%	01/17/47	—	(1,205)	4,297	5,502
CMBX.NA.AA.7	CSI	USD	70,000	(1.50)%	01/17/47	—	(749)	2,865	3,614
CMBX.NA.AA.7	MSC	USD	110,000	(1.50)%	01/17/47	7,655	—	4,501	(3,154)
CMBX.NA.AA.8	BCLY	USD	120,000	(1.50)%	10/17/57	5,293	—	7,486	2,193
CMBX.NA.AJ.2	DEUT	USD	300,712	(1.09)%	03/15/49	26,095	—	36,119	10,024
CMBX.NA.AJ.2	CSI	USD	237,659	(1.09)%	03/15/49	18,785	—	28,546	9,761
CMBX.NA.AJ.2	GSC	USD	97,004	(1.09)%	03/15/49	7,001	—	11,651	4,650
CMBX.NA.AJ.2	JPM	USD	87,303	(1.09)%	03/15/49	7,121	—	10,486	3,365
CMBX.NA.AJ.2	GSC	USD	24,251	(1.09)%	03/15/49	2,026	—	2,912	886
CMBX.NA.AJ.3	GSC	USD	161,613	(1.47)%	12/13/49	29,663	—	45,075	15,412
CMBX.NA.AJ.3	MLI	USD	161,613	(1.47)%	12/13/49	30,872	—	45,075	14,203
CMBX.NA.AJ.3	GSC	USD	102,845	(1.47)%	12/13/49	19,351	—	28,684	9,333
CMBX.NA.AJ.3	GSC	USD	68,563	(1.47)%	12/13/49	14,804	—	19,209	4,405
CMBX.NA.AJ.4	JPM	USD	434,404	(0.96)%	02/17/51	83,159	—	115,232	32,073

The accompanying notes are an integral part of these financial statements.

228

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AJ.4	MSC	USD	360,358	(0.96)%	02/17/51	$64,721	$—	$95,589	$30,868
CMBX.NA.AJ.4	CSI	USD	202,393	(0.96)%	02/17/51	36,403	—	53,687	17,284
CMBX.NA.AJ.4	DEUT	USD	197,456	(0.96)%	02/17/51	36,934	—	52,378	15,444
CMBX.NA.AJ.4	MSC	USD	130,321	(0.96)%	02/17/51	21,944	—	34,570	12,626
CMBX.NA.AJ.4	CSI	USD	24,682	(0.96)%	02/17/51	4,491	—	6,548	2,057
CMBX.NA.AJ.4	MSC	USD	222,138	(0.96)%	02/17/51	86,843	—	58,926	(27,917)
CMBX.NA.AM.2	MSC	USD	208,215	(0.50)%	03/15/49	1,014	—	1,167	153
CMBX.NA.AM.2	DEUT	USD	4,083	(0.50)%	03/15/49	235	—	23	(212)
CMBX.NA.AM.2	JPM	USD	253,124	(0.50)%	03/15/49	1,797	—	1,419	(378)
CMBX.NA.AM.2	CSI	USD	285,786	(0.50)%	03/15/49	17,504	—	1,601	(15,903)
CMBX.NA.AM.2	MSC	USD	387,852	(0.50)%	03/15/49	19,143	—	2,174	(16,969)
CMBX.NA.AM.4	GSC	USD	40,000	(0.50)%	02/17/51	894	—	1,155	261
CMBX.NA.AM.4	CSI	USD	55,000	(0.50)%	02/17/51	1,508	—	1,588	80
CMBX.NA.AM.4	GSC	USD	160,000	(0.50)%	02/17/51	25,100	—	4,620	(20,480)
CMBX.NA.AS.6	CSI	USD	455,000	(1.00)%	05/11/63	5,875	—	7,725	1,850
CMBX.NA.AS.6	CSI	USD	145,000	(1.00)%	05/11/63	1,167	—	2,461	1,294
CMBX.NA.AS.6	CSI	USD	40,000	(1.00)%	05/11/63	—	(78)	679	757
CMBX.NA.AS.7	CSI	USD	60,000	(1.00)%	01/17/47	311	—	1,557	1,246
CMBX.NA.AS.7	CSI	USD	240,000	(1.00)%	01/17/47	5,423	—	6,227	804
CMBX.NA.AS.7	CSI	USD	70,000	(1.00)%	01/17/47	1,088	—	1,816	728
CMBX.NA.AS.7	GSC	USD	195,000	(1.00)%	01/17/47	4,388	—	5,060	672
CMBX.NA.AS.7	CSI	USD	10,000	(1.00)%	01/17/47	168	—	259	91
CMBX.NA.AS.8	DEUT	USD	95,000	(1.00)%	10/17/57	7,113	—	4,240	(2,873)
CMBX.NA.BBB.7	DEUT	USD	75,000	(3.00)%	01/17/47	5,634	—	6,138	504
CMBX.NA.BBB.7	CSI	USD	75,000	(3.00)%	01/17/47	5,861	—	6,138	277
CMBX.NA.BBB.7	CSI	USD	150,000	(3.00)%	01/17/47	12,409	—	12,276	(133)
CMBX.NA.BBB.7	DEUT	USD	80,000	(3.00)%	01/17/47	7,842	—	6,547	(1,295)
CMBX.NA.BBB.7	GSC	USD	110,000	(3.00)%	01/17/47	10,553	—	9,002	(1,551)
CMBX.NA.BBB.7	DEUT	USD	80,000	(3.00)%	01/17/47	10,230	—	6,547	(3,683)
CMBX.NA.BBB.7	GSC	USD	75,000	(3.00)%	01/17/47	10,758	—	6,138	(4,620)
CMBX.NA.BBB.7	MSC	USD	115,000	(3.00)%	01/17/47	14,319	—	9,411	(4,908)

Total						$1,647,922	$(10,314)	$1,747,842	$110,234

Sell protection:
CMBX.NA.A.2	BOA	USD	7,446	0.25%	03/15/49	$—	$(4,598)	$(4,849)	$(251)
CMBX.NA.A.2	MLI	USD	26,059	0.25%	03/15/49	—	(16,164)	(16,970)	(806)
CMBX.NA.A.2	MSC	USD	48,396	0.25%	03/15/49	—	(29,736)	(31,515)	(1,779)
CMBX.NA.A.2	GSC	USD	48,396	0.25%	03/15/49	—	(29,661)	(31,516)	(1,855)
CMBX.NA.A.2	BOA	USD	67,010	0.25%	03/15/49	—	(41,160)	(43,637)	(2,477)
CMBX.NA.A.2	MLI	USD	85,623	0.25%	03/15/49	—	(53,036)	(55,758)	(2,722)
CMBX.NA.A.2	MLI	USD	89,346	0.25%	03/15/49	—	(55,420)	(58,183)	(2,763)
CMBX.NA.A.2	GSC	USD	104,237	0.25%	03/15/49	—	(64,464)	(67,880)	(3,416)
CMBX.NA.A.2	MSC	USD	100,514	0.25%	03/15/49	—	(61,799)	(65,455)	(3,656)
CMBX.NA.A.2	CSI	USD	134,019	0.25%	03/15/49	—	(83,240)	(87,274)	(4,034)
CMBX.NA.A.2	BOA	USD	107,960	0.25%	03/15/49	—	(59,746)	(70,282)	(10,536)
CMBX.NA.AAA.6	MSC	USD	8,000,000	0.50%	05/11/63	—	(190,986)	(123,327)	67,659
CMBX.NA.AAA.6	JPM	USD	975,000	0.50%	05/11/63	—	(32,120)	(15,030)	17,090
CMBX.NA.AAA.6	DEUT	USD	875,000	0.50%	05/11/63	—	(21,328)	(13,489)	7,839
CMBX.NA.AAA.6	GSC	USD	1,035,000	0.50%	05/11/63	—	(12,139)	(15,956)	(3,817)
CMBX.NA.BB.6	CSI	USD	25,000	5.00%	05/11/63	—	(2,938)	(2,267)	671
CMBX.NA.BB.6	MSC	USD	607,000	5.00%	05/11/63	—	(38,875)	(55,263)	(16,388)
CMBX.NA.BB.8	GSC	USD	210,000	5.00%	10/17/57	—	(65,421)	(46,116)	19,305
CMBX.NA.BB.8	GSC	USD	125,000	5.00%	10/17/57	—	(42,392)	(27,450)	14,942
CMBX.NA.BB.8	MSC	USD	130,000	5.00%	10/17/57	—	(40,253)	(28,548)	11,705
CMBX.NA.BB.8	GSC	USD	130,000	5.00%	10/17/57	—	(39,356)	(28,548)	10,808

The accompanying notes are an integral part of these financial statements.

229

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BB.8	CSI	USD	75,000	5.00%	10/17/57	$—	$(13,380)	$(16,470)	$(3,090)
CMBX.NA.BB.8	GSC	USD	60,000	5.00%	10/17/57	—	(9,800)	(13,176)	(3,376)
CMBX.NA.BB.8	GSC	USD	75,000	5.00%	10/17/57	—	(12,131)	(16,470)	(4,339)
CMBX.NA.BB.8	MLI	USD	50,000	5.00%	10/17/57	—	(6,095)	(10,980)	(4,885)
CMBX.NA.BB.8	CSI	USD	75,000	5.00%	10/17/57	—	(11,002)	(16,470)	(5,468)
CMBX.NA.BB.8	CSI	USD	75,000	5.00%	10/17/57	—	(9,142)	(16,470)	(7,328)
CMBX.NA.BB.8	MLI	USD	115,000	5.00%	10/17/57	—	(14,845)	(25,254)	(10,409)
CMBX.NA.BB.8	GSC	USD	115,000	5.00%	10/17/57	—	(13,665)	(25,254)	(11,589)
CMBX.NA.BB.8	BCLY	USD	115,000	5.00%	10/17/57	—	(13,356)	(25,254)	(11,898)
CMBX.NA.BB.8	MSC	USD	120,000	5.00%	10/17/57	—	(13,921)	(26,352)	(12,431)
CMBX.NA.BB.8	GSC	USD	110,000	5.00%	10/17/57	—	(11,343)	(24,156)	(12,813)
CMBX.NA.BB.8	UBS	USD	125,000	5.00%	10/17/57	—	(14,522)	(27,450)	(12,928)
CMBX.NA.BB.8	BCLY	USD	135,000	5.00%	10/17/57	—	(16,137)	(29,646)	(13,509)
CMBX.NA.BB.8	CSI	USD	135,000	5.00%	10/17/57	—	(15,898)	(29,645)	(13,747)
CMBX.NA.BB.8	CSI	USD	165,000	5.00%	10/17/57	—	(19,719)	(36,234)	(16,515)
CMBX.NA.BB.8	MLI	USD	130,000	5.00%	10/17/57	—	(12,024)	(28,548)	(16,524)
CMBX.NA.BB.8	BCLY	USD	105,000	5.00%	10/17/57	—	(5,602)	(23,058)	(17,456)
CMBX.NA.BB.8	CSI	USD	135,000	5.00%	10/17/57	—	(11,333)	(29,646)	(18,313)
CMBX.NA.BB.8	BOA	USD	145,000	5.00%	10/17/57	—	(10,232)	(31,842)	(21,610)
CMBX.NA.BB.8	CSI	USD	265,000	5.00%	10/17/57	—	(31,981)	(58,194)	(26,213)
CMBX.NA.BB.8	BCLY	USD	180,000	5.00%	10/17/57	—	(10,963)	(39,528)	(28,565)
CMBX.NA.BB.8	BCLY	USD	355,000	5.00%	10/17/57	—	(40,164)	(77,957)	(37,793)
CMBX.NA.BB.9	GSC	USD	115,000	5.00%	09/15/58	—	(32,356)	(29,124)	3,232
CMBX.NA.BB.9	GSC	USD	55,000	5.00%	09/15/58	—	(15,475)	(13,929)	1,546
CMBX.NA.BB.9	GSC	USD	55,000	5.00%	09/15/58	—	(15,341)	(13,929)	1,412
CMBX.NA.BB.9	MLI	USD	55,000	5.00%	09/17/58	—	(15,634)	(13,929)	1,705
CMBX.NA.BB.9	JPM	USD	60,000	5.00%	09/17/58	—	(16,596)	(15,195)	1,401
CMBX.NA.BB.9	MLI	USD	55,000	5.00%	09/17/58	—	(15,213)	(13,929)	1,284
PrimeX.ARM.2	MSC	USD	234,964	4.58%	12/25/37	—	(18,375)	9,937	28,312
PrimeX.ARM.2	JPM	USD	83,109	4.58%	12/25/37	2,430	—	3,504	1,074
PrimeX.ARM.2	MSC	USD	29,345	4.58%	12/25/37	980	—	1,241	261

Total						$3,410	$(1,431,077)	$(1,602,720)	$(175,053)

Total traded indices						$1,651,332	$(1,441,391)	$145,122	$(64,819)

Credit default swaps on single-name issues:
Sell protection:
Brazilian Government International Bond	GSC	USD	250,000	1.00%/3.33%	06/20/21	$—	$(29,855)	$(26,987)	$2,868
Republic of South Africa	GSC	USD	235,000	1.00%/2.63%	12/20/20	—	(22,372)	(16,311)	6,061

Total						$—	$(52,227)	$(43,298)	$8,929

Total single-name issues						$—	$(52,227)	$(43,298)	$8,929

Total OTC contracts						$1,651,332	$(1,493,618)	$101,824	$(55,890)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

230

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	9,212,000	(5.00)%	06/20/21	$(179,038)	$(296,298)	$(117,260)
CDX.NA.IG.26	USD	3,232,000	1.00%	06/20/21	30,917	37,317	6,400
ITRAXX.EUR.25	EUR	1,937,000	(1.00)%	06/20/21	(29,375)	(32,110)	(2,735)
ITRAXX.XOV.24	EUR	489,000	(5.00)%	12/20/20	(25,311)	(40,636)	(15,325)

Total					$(202,807)	$(331,727)	$(128,920)

Credit default swaps on indices:
Sell protection:
ITRAXX.EUR.24	EUR	692,000	(1.00)%	12/20/20	$4,138	$(10,499)	$(14,637)

Total					$(198,669)	$(342,226)	$(143,557)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Cross Currency Swap Contracts Outstanding at April 30, 2016
Receive	Pay	Maturity Date(1)	Counter- party	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.30% based on the notional amount of currency delivered	09/21/21	GSC	USD	297,729	CNY	1,940,000	$—	$(1,996)	$(1,446)	$550
Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	Fixed Rate equal to 3.21% based on the notional amount of currency delivered	09/21/21	DEUT	USD	87,203	CNY	570,000	—	(771)	(699)	72
Fixed Rate equal to 3.21% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/21/21	DEUT	CNY	570,000	USD	87,203	771	—	668	(103)
Fixed Rate equal to 3.30% based on the notional amount of currency delivered	Variable Rate equal to the 3M USD LIBOR Rate based on the notional amount of currency delivered	09/21/21	GSC	CNY	1,940,000	USD	297,729	1,996	—	(13,556)	(15,552)

Total								$2,767	$(2,767)	$(15,033)	$(15,033)

(1)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.89% Fixed	CPURNSA	USD	6,321,000	07/15/24	$—	$—	$14,088	$14,088
GSC	0.00% Fixed	3M SEK STIBOR	SEK	86,471,000	04/21/18	—	—	(895)	(895)
JPM	0.00% Fixed	3M SEK STIBOR	SEK	57,478,000	04/28/18	—	—	(262)	(262)

Total						$—	$—	$12,931	$12,931

The accompanying notes are an integral part of these financial statements.

231

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
6M GBP LIBOR	0.94% Fixed	GBP	7,416,000	04/21/18	$—	$—	$(1,503)	$(1,503)
6M GBP LIBOR	0.98% Fixed	GBP	4,941,000	04/26/18	—	—	1,559	1,559

Total					$—	$—	$56	$56

OTC Total Return Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
iShares iBoxx $ High Yield Corporate Bond ETF	BOA	USD	4,320,859	(1M LIBOR - 0.25%)	07/28/16	$—	$—	$7,226	$7,226

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/16	HSBC	$272,717	$268,061	$(4,656)
AUD	Buy	05/31/16	NAB	274,442	269,580	(4,862)
AUD	Buy	05/31/16	GSC	549,167	539,159	(10,008)
BRL	Sell	07/05/16	GSC	185,126	199,230	(14,104)
BRL	Sell	08/17/16	MSC	678,721	719,308	(40,587)
CAD	Buy	05/31/16	SSG	1,338,300	1,347,743	9,443
CHF	Sell	05/31/16	JPM	1,131,691	1,150,229	(18,538)
CNY	Buy	07/20/16	CBK	86,656	86,869	213
CNY	Buy	07/28/16	JPM	181,050	174,461	(6,589)
CNY	Sell	07/28/16	GSC	36,502	36,890	(388)
CNY	Sell	07/28/16	DEUT	135,812	137,570	(1,758)
EUR	Buy	06/15/16	SCB	13,564	13,760	196
EUR	Buy	03/15/17	CBK	127,650	133,218	5,568
EUR	Buy	03/15/17	BOA	114,590	115,841	1,251
EUR	Buy	03/15/17	UBS	85,996	86,881	885
EUR	Buy	03/15/17	UBS	728,177	715,900	(12,277)
EUR	Sell	05/11/16	GSC	182,249	183,266	(1,017)
EUR	Sell	05/31/16	RBS	62,039	63,034	(995)
EUR	Sell	05/31/16	SSG	5,471,452	5,550,419	(78,967)
EUR	Sell	06/15/16	CIB	309,909	316,482	(6,573)
EUR	Sell	03/15/17	BOA	106,639	110,050	(3,411)
EUR	Sell	03/15/17	BOA	583,903	605,851	(21,948)
EUR	Sell	03/15/17	BOA	311,771	335,941	(24,170)
GBP	Sell	05/31/16	CBK	780,911	784,697	(3,786)
GBP	Sell	06/15/16	WEST	93,847	96,449	(2,602)
HUF	Buy	05/18/16	HSBC	33,985	34,127	142
IDR	Buy	05/18/16	GSC	139,223	162,671	23,448
IDR	Buy	09/21/16	GSC	419,343	420,729	1,386
IDR	Sell	05/18/16	BCLY	75,234	82,130	(6,896)
IDR	Sell	05/18/16	JPM	73,575	80,542	(6,967)
IDR	Sell	09/21/16	SCB	104,182	105,182	(1,000)
IDR	Sell	09/21/16	DEUT	104,029	105,182	(1,153)
IDR	Sell	09/21/16	HSBC	209,208	210,364	(1,156)
JPY	Sell	05/31/16	TDB	1,572,273	1,645,126	(72,853)
MXN	Buy	06/15/16	RBC	63,060	63,817	757
MXN	Buy	06/15/16	SSG	12,959	13,134	175
MXN	Sell	06/15/16	SCB	73,558	76,951	(3,393)
PEN	Buy	06/15/16	SSG	76,334	78,453	2,119
PEN	Sell	06/15/16	SSG	2,030	2,120	(90)

The accompanying notes are an integral part of these financial statements.

232

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
PEN	Sell	06/15/16	CIB	$20,672	$21,809	$(1,137)
PEN	Sell	06/15/16	JPM	51,776	54,523	(2,747)
PHP	Buy	07/20/16	CBK	2,578	2,548	(30)
RON	Sell	06/15/16	JPM	312,445	320,136	(7,691)
RUB	Buy	05/18/16	JPM	60,393	60,818	425
RUB	Sell	05/18/16	HSBC	30,224	30,409	(185)
THB	Buy	06/15/16	MSC	356,378	360,727	4,349
THB	Buy	06/15/16	BOA	218,513	221,086	2,573
THB	Sell	06/15/16	SCB	569,569	581,814	(12,245)
TRY	Buy	06/15/16	BOA	336,143	349,320	13,177
TRY	Sell	05/04/16	CSFB	734,194	760,200	(26,006)
TRY	Sell	06/15/16	BOA	335,878	349,320	(13,442)
UYU	Sell	06/30/16	HSBC	33,591	33,591	—
UYU	Sell	06/30/16	HSBC	149,404	149,404	—
UYU	Sell	06/30/16	HSBC	150,405	150,405	—
UYU	Sell	06/30/16	HSBC	301,360	301,360	—
ZAR	Buy	06/15/16	BNP	56,700	59,631	2,931
ZAR	Sell	06/15/16	GSC	52,031	59,631	(7,600)

Total						$(352,789)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
CNY	Chinese Yuan
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

233

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
iBoxx	Markit i Boxx indices - Euro, Sterling, Asian, US Dollar and European high-yield bond markets

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
ETF	Exchange Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
STIBOR	Stockholm Interbank Offered Rate
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

234

The Hartford Unconstrained Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$30,759,654	$—	$30,759,654	$—
Corporate Bonds	16,584,269	—	16,584,269	—
Foreign Government Obligations	4,337,265	—	4,337,265	—
Municipal Bonds	1,041,427	—	1,041,427	—
Senior Floating Rate Interests	13,955,753	—	13,955,753	—
U.S. Government Agencies	18,446,506	—	18,446,506	—
U.S. Government Securities	3,678,928	—	3,678,928	—
Short-Term Investments	4,990,227	4,990,227	—	—
Purchased Options	26,489	—	26,489	—
Foreign Currency Contracts(2)	69,038	—	69,038	—
Futures Contracts(2)	55,517	55,517	—	—
Swaps - Credit Default(2)	516,979	—	516,979	—
Swaps - Cross Currency(2)	622	—	622	—
Swaps - Interest Rate(2)	15,647	—	15,647	—
Swaps - Total Return(2)	7,226	—	7,226	—

Total	$94,485,547	$5,045,744	$89,439,803	$—

Liabilities
Foreign Currency Contracts(2)	$(421,827)	$—	$(421,827)	$—
Futures Contracts(2)	(18,851)	(18,851)	—	—
Swaps - Credit Default(2)	(716,426)	—	(716,426)	—
Swaps - Cross Currency(2)	(15,655)	—	(15,655)	—
Swaps - Interest Rate(2)	(2,660)	—	(2,660)	—
Written Options	(206,426)	—	(206,426)	—

Total	$(1,381,845)	$(18,851)	$(1,362,994)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$204,262	$204,262
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(204,262)	(204,262)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

235

The Hartford World Bond Fund

Schedule of Investments

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1%
		Bermuda - 0.0%
$	429,000	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	$411,088

		Cayman Islands - 2.9%
	5,000,000	A Voce CLO Ltd. 2.09%, 07/15/2026(1)(2)	4,938,738
	4,615,000	American Money Management Corp. 2.09%, 07/27/2026(1)(2)	4,591,676
		Apidos CLO
	2,900,000	1.73%, 04/15/2025(1)(2)	2,862,625
	3,380,000	2.05%, 07/22/2026(1)(2)	3,358,615
	3,840,000	2.08%, 01/19/2025(1)(2)	3,824,790
		Ares CLO Ltd.
	1,995,303	1.48%, 04/20/2023(1)(2)	1,989,760
	3,845,000	2.15%, 04/17/2026(1)(2)	3,839,217
	2,725,000	Babson CLO Ltd. 1.73%, 04/20/2025(1)(2)	2,676,767
		Carlyle Global Market Strategies Ltd.
	3,390,000	1.75%, 07/15/2025(1)(2)	3,344,062
	875,000	1.78%, 04/18/2025(1)(2)	866,126
		Cent CLO Ltd.
	2,335,000	2.10%, 11/07/2026(1)(2)	2,328,838
	3,970,000	2.12%, 01/25/2026(1)(2)	3,931,983
	2,780,000	2.12%, 07/27/2026(1)(2)	2,766,965
	4,555,000	CIFC Funding Ltd. 2.13%, 04/18/2025(1)(2)	4,537,668
		Dryden Senior Loan Fund
	3,990,000	1.98%, 04/18/2026(1)(2)	3,970,529
	7,900,000	2.11%, 07/15/2026(1)(2)	7,893,680
	2,455,000	Eaton Vance CLO Ltd. 2.08%, 07/15/2026(1)(2)	2,434,255
	250,000	Galaxy CLO Ltd. 2.19%, 01/24/2027(1)(2)	249,426
	4,130,000	Limerock CLO 2.13%, 04/18/2026(1)(2)	4,097,708
		Madison Park Funding Ltd.
	3,735,000	1.92%, 10/23/2025(1)(2)	3,700,855
	2,390,000	2.08%, 01/19/2025(1)(2)	2,377,608
	3,760,000	2.13%, 07/20/2026(1)(2)	3,756,992
		Neuberger Berman CLO Ltd.
	4,245,000	2.09%, 08/04/2025(1)(2)	4,231,076
	3,030,000	2.10%, 04/15/2026(1)(2)	3,021,471
	650,000	Oaktree EIF II Ltd. 2.17%, 02/15/2026(1)(2)	649,022
	4,455,000	OCP CLO Ltd. 2.16%, 04/17/2027(1)(2)	4,441,051
		OZLM Funding Ltd.
	3,880,000	2.13%, 01/17/2026(1)(2)	3,880,101
	3,995,000	2.18%, 04/17/2026(1)(2)	3,971,557
	500,000	Race Point CLO Ltd. 2.14%, 04/15/2027(1)(2)	496,171
	1,555,000	Seneca Park CLO Ltd. 2.11%, 07/17/2026(1)(2)	1,548,250
	2,435,000	Sheridan Square CLO Ltd. 1.80%, 04/15/2025(1)(2)	2,408,132
	1,725,000	Voya CLO Ltd. 2.08%, 07/17/2026(1)(2)	1,716,827

			100,702,541

		United Kingdom - 0.0%
GBP	425,000	Canary Wharf Finance II plc 5.95%, 10/22/2037(3)	759,943

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2%
		Adjustable Rate Mortgage Trust
$	701,785	0.71%, 11/25/2035(2)	$633,285
	230,681	0.94%, 01/25/2036(2)	197,643
	975,000	Ally Auto Receivables Trust 2.01%, 08/17/2020	971,104
		Alternative Loan Trust
	849,801	0.71%, 01/25/2036(2)	689,514
	495,780	0.76%, 11/25/2035(2)	405,877
	600,825	0.84%, 10/25/2036(2)	408,595
	528,679	0.94%, 12/25/2035(2)	365,143
	857,759	5.50%, 12/25/2035	733,205
	916,106	5.75%, 05/25/2036	719,145
	436,623	6.00%, 05/25/2036	354,433
	711,608	6.50%, 08/25/2037	473,454
		American Credit Acceptance Receivables Trust
	136,610	1.33%, 07/10/2018(1)	136,523
	1,915,000	3.96%, 05/15/2019(1)	1,922,158
		American Home Mortgage Assets Trust
	124,766	0.56%, 03/25/2047(2)	89,870
	1,052,187	0.63%, 09/25/2046(2)	718,656
	718,151	0.63%, 10/25/2046(2)	487,469
	561,957	1.32%, 10/25/2046(2)	391,841
		AmeriCredit Automobile Receivables Trust
	377,669	1.69%, 11/08/2018	378,086
	1,780,000	2.35%, 12/10/2018	1,780,636
		Banc of America Commercial Mortgage Trust
	2,475,000	3.26%, 09/15/2048(1)(2)	1,334,461
	1,535,328	5.49%, 02/10/2051	1,585,693
		Banc of America Funding Trust
	1,832,862	0.67%, 02/20/2047(2)	1,500,400
	314,061	5.77%, 05/25/2037(2)	275,954
	396,285	5.85%, 01/25/2037(4)	334,028
	701,082	6.05%, 10/25/2036(4)	569,519
		Banc of America Mortgage Trust
	997,223	2.75%, 07/25/2033(2)	994,168
	1,760,257	2.86%, 09/25/2035(2)	1,603,409
		Bear Stearns Adjustable Rate Mortgage Trust
	1,715,985	2.46%, 08/25/2035(2)	1,708,817
	1,390,189	2.90%, 10/25/2035(2)	1,371,986
	1,205,579	2.97%, 07/25/2036(2)	1,035,145
	1,184,694	4.55%, 06/25/2047(2)	1,046,078
		Bear Stearns Alt-A Trust
	635,222	0.76%, 08/25/2036(2)	469,712
	1,926,333	0.94%, 01/25/2036(2)	1,532,884
	704,862	2.84%, 09/25/2035(2)	627,113
		Bear Stearns Mortgage Funding Trust
	2,010,670	0.62%, 10/25/2036(2)	1,538,353
	582,249	0.64%, 02/25/2037(2)	454,049
		Cabela’s Master Credit Card Trust
	1,805,000	1.08%, 08/16/2021(1)(2)	1,802,890
	1,790,000	2.25%, 07/17/2023	1,805,225
	555,000	Capital Auto Receivables Asset Trust 2.43%, 09/21/2020	552,776
		CarMax Auto Owner Trust
	2,410,000	1.88%, 11/15/2019	2,410,599
	1,120,000	1.93%, 11/15/2019	1,119,705
	1,745,000	2.08%, 01/15/2020	1,742,378
	114,487	CD Mortgage Trust 5.89%, 11/15/2044(2)	119,370
	1,935,000	CFCRE Commercial Mortgage Trust 3.83%, 12/15/2047	2,068,100

The accompanying notes are an integral part of these financial statements.

236

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2% - (continued)
$	2,878,767	Chase Mortgage Finance Trust 2.67%, 12/25/2035(2)	$2,608,815
	215,397	ChaseFlex Trust 5.50%, 06/25/2035	188,885
		CHL Mortgage Pass-Through Trust
	1,539,657	1.12%, 03/25/2035(2)	1,224,753
	2,526,571	2.66%, 06/20/2035(2)	2,429,878
	627,961	2.68%, 03/20/2036(2)	557,003
	2,014,976	3.02%, 04/25/2037(2)	1,892,693
	2,145,000	Chrysler Capital Auto Receivables Trust 1.27%, 03/15/2019(1)	2,146,138
		Citigroup Commercial Mortgage Trust
	2,320,000	2.18%, 06/15/2033(1)(2)	2,319,047
	365,000	3.62%, 07/10/2047	390,802
	770,000	4.56%, 03/10/2047(1)(2)	483,382
	574,106	Citigroup Mortgage Loan Trust 2.88%, 07/25/2036(2)	394,873
	1,175,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	1,167,302
	3,537,044	Commercial Mortgage Loan Trust 6.30%, 12/10/2049(2)	3,694,955
		Commercial Mortgage Pass-Through Certificates
	34,607,161	1.01%, 02/10/2047(2)(5)	1,292,695
	1,080,000	4.24%, 02/10/2047(2)	1,208,921
	1,795,000	4.75%, 10/15/2045(1)(2)	1,467,287
		Commercial Mortgage Trust
	2,605,000	2.85%, 10/15/2045	2,695,417
	1,590,000	3.10%, 03/10/2046	1,662,776
	2,415,000	3.46%, 08/10/2055(2)	1,701,180
	2,625,000	3.53%, 12/10/2047	2,799,155
	465,000	3.61%, 06/10/2046(2)	500,983
	1,785,000	3.61%, 10/10/2048	1,893,735
	2,320,000	3.63%, 10/10/2048	2,466,684
	2,140,000	4.02%, 07/10/2045	2,359,606
	2,950,000	4.05%, 04/10/2047	3,250,701
	1,280,000	4.07%, 02/10/2047(2)	1,417,905
	1,885,000	4.73%, 10/15/2045(1)(2)	1,607,113
	618,548	5.44%, 03/10/2039	629,083
	318,469	5.74%, 12/10/2049	332,350
	9,259	6.13%, 07/10/2038(2)	9,257
		Community or Commercial Mortgage Trust
	3,575,000	3.69%, 08/10/2047	3,822,062
	1,880,000	4.38%, 07/10/2045(2)	2,109,241
	1,827,980	Connecticut Avenue Securities 2.44%, 10/25/2023(2)	1,837,295
		Countrywide Alternative Loan Trust
	713,081	0.58%, 04/25/2047(2)	592,470
	902,003	1.24%, 12/25/2035(2)	734,628
		Countrywide Home Loans, Inc.
	1,359,839	2.62%, 11/20/2035(2)	1,210,948
	865,747	2.75%, 09/25/2047(2)	773,443
		CPS Auto Receivables Trust
	496,184	1.64%, 04/16/2018(1)	496,007
	22,837	2.78%, 06/17/2019(1)	22,879
	356,979	CPS Auto Trust 1.94%, 03/16/2020(1)	353,345
		Credit Suisse Commercial Mortgage Trust
	843,224	5.75%, 03/25/2036	775,208
	70,000	6.27%, 02/15/2041(2)	73,057

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2% - (continued)
$	45,616	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	$42,441
		CSAIL Commercial Mortgage Trust
	54,283,127	1.04%, 06/15/2057(2)(5)	2,981,392
	15,052,343	1.11%, 04/15/2050(2)(5)	885,754
	3,560,000	3.81%, 11/15/2048	3,841,301
	2,701,195	CSMC Trust 3.50%, 08/25/2043(1)(2)	2,737,915
	905,850	DB Master Finance LLC 3.26%, 02/20/2045(1)	894,346
	1,200,088	DBUBS Mortgage Trust 1.10%, 11/10/2046(1)(2)(5)	30,562
	1,805,000	Discover Card Execution Note Trust 1.45%, 03/15/2021	1,811,095
		DSLA Mortgage Loan Trust
	161,399	0.80%, 01/19/2045(2)	137,208
	2,359,468	1.27%, 03/19/2046(2)	1,691,584
	1,700,000	DT Auto Owner Trust 1.88%, 05/15/2019(1)	1,688,670
		Enterprise Fleet Financing LLC
	228,722	0.93%, 04/20/2018(1)	228,631
	2,010,000	1.51%, 03/20/2019(1)	2,010,620
	1,500,000	2.09%, 02/22/2021(1)	1,493,733
	975,228	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(1)	971,721
	1,297,168	First Investors Automotive Owner Trust 1.49%, 01/15/2020(1)	1,295,494
	500,000	Ford Credit Floorplan Master Owner Trust A 1.69%, 09/15/2019	500,910
		FREMF Mortgage Trust
	1,195,000	3.51%, 07/25/2022(1)(2)	1,113,349
	1,190,000	3.85%, 10/25/2048(1)(2)	1,065,478
	825,000	GE Commercial Mortgage Corp. 5.61%, 12/10/2049(2)	805,012
		GMAC Mortgage Corp. Loan Trust
	519,360	3.10%, 09/19/2035(2)	476,050
	851,610	3.31%, 04/19/2036(2)	724,202
	1,260,000	GreatAmerica Leasing Receivables 1.86%, 08/15/2020(1)	1,259,467
		Green Tree Agency Advance Funding Trust I
	975,000	3.10%, 10/15/2048(1)	974,815
	1,705,000	3.19%, 10/15/2046(1)	1,702,954
		GreenPoint Mortgage Funding Trust
	608,360	0.60%, 02/25/2037(2)	502,705
	588,202	0.70%, 10/25/2045(2)	503,068
		GS Mortgage Securities Trust
	3,750,000	3.27%, 11/10/2048	2,852,455
	2,470,000	3.38%, 05/10/2045	2,612,709
	5,500,000	3.38%, 05/10/2050	5,757,935
	2,330,000	3.58%, 06/10/2047(1)	1,347,468
	615,000	3.67%, 04/10/2047(1)	454,903
	1,742,000	3.72%, 01/10/2047(1)	955,302
	3,375,000	4.07%, 01/10/2047	3,705,463
	2,650,000	4.66%, 11/10/2047(1)(2)	2,080,661
	1,300,000	5.03%, 04/10/2047(1)(2)	1,016,222
		GSAA Home Equity Trust
	694,685	0.49%, 12/25/2046(2)	433,855
	3,258,538	0.51%, 12/25/2046(2)	1,584,116
	1,642,333	0.52%, 02/25/2037(2)	870,816

The accompanying notes are an integral part of these financial statements.

237

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2% - (continued)
$	2,636,575	0.54%, 03/25/2037(2)	$1,371,021
	2,516,096	0.56%, 05/25/2047(2)	1,843,043
	1,290,296	0.62%, 11/25/2036(2)	652,617
	1,094,455	0.66%, 05/25/2047(2)	764,495
	1,805,468	0.67%, 04/25/2047(2)	1,100,542
	1,924,790	0.76%, 04/25/2047(2)	1,184,103
	726,554	5.88%, 09/25/2036(4)	361,461
	560,902	5.99%, 06/25/2036(2)	276,064
		GSR Mortgage Loan Trust
	839,116	2.82%, 07/25/2035(2)	776,465
	1,706,817	2.85%, 10/25/2035(2)	1,498,843
	4,303,821	3.01%, 01/25/2036(2)	3,951,797
	287,561	3.11%, 05/25/2037(2)	233,940
		HarborView Mortgage Loan Trust
	1,812,921	0.63%, 01/19/2038(2)	1,441,738
	2,867,231	0.68%, 12/19/2036(2)	1,964,119
	219,449	0.77%, 09/19/2035(2)	175,320
	1,865,181	1.14%, 01/19/2035(2)	1,227,831
	495,112	1.44%, 10/25/2037(2)	420,040
	888,580	Hilton USA Trust 3.19%, 11/05/2030(1)(2)	888,009
	1,065,000	Huntington Auto Trust 1.95%, 06/15/2021	1,063,697
	540,000	Hyundai Automotive Receivables Trust 2.10%, 11/15/2019	537,334
	717,372	Impac CMB Trust 1.24%, 10/25/2034(2)	656,732
		IndyMac INDA Mortgage Loan Trust
	326,643	2.90%, 09/25/2036(2)	255,734
	1,335,836	2.94%, 12/25/2036(2)	1,168,200
		IndyMac Index Mortgage Loan Trust
	1,606,770	0.64%, 10/25/2036(2)	1,286,198
	84,098	0.68%, 07/25/2035(2)	72,570
	784,563	0.72%, 07/25/2035(2)	633,041
	1,586,915	0.84%, 07/25/2046(2)	879,652
	498,336	2.78%, 08/25/2035(2)	370,854
	1,535,924	JP Morgan Chase Commercial Mortgage Securities Corp. 4.57%, 12/15/2047(1)(2)	1,211,444
		JP Morgan Chase Commercial Mortgage Securities Trust
	4,833,259	1.94%, 02/12/2051(2)	4,659,531
	3,059,000	2.73%, 10/15/2045(1)(2)	2,166,476
	950,000	2.83%, 10/15/2045	980,093
	700,000	4.00%, 08/15/2046(1)(2)	561,340
	2,825,000	4.17%, 08/15/2046	3,081,131
	1,910,000	4.81%, 10/15/2045(1)(2)	1,731,323
	4,504,682	5.89%, 02/12/2049(2)	4,623,355
		JP Morgan Mortgage Trust
	1,027,257	2.56%, 11/25/2035(2)	949,003
	1,968,586	2.66%, 08/25/2036(2)	1,698,835
	358,015	2.85%, 10/25/2036(2)	334,244
	2,818,493	2.86%, 02/25/2035(2)	2,845,344
	1,645,394	2.90%, 05/25/2036(2)	1,477,964
	1,926,583	3.00%, 09/25/2044(1)	1,938,166
	232,279	6.00%, 01/25/2037	192,383
		JPMBB Commercial Mortgage Securities Trust
	69,932,543	1.02%, 09/15/2047(2)(5)	2,838,051
	1,785,000	3.60%, 11/15/2048	1,889,369
	845,000	3.78%, 08/15/2047	915,504
	2,340,000	3.88%, 10/15/2048(1)(2)	1,669,913

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2% - (continued)
$	251,363	LB-UBS Commercial Mortgage Trust 5.43%, 02/15/2040	$256,108
		Lehman XS Trust
	769,502	0.63%, 11/25/2046(2)	594,956
	1,049,587	1.29%, 09/25/2047(2)	843,746
	1,597,294	Long Beach Mortgage Loan Trust 1.06%, 08/25/2033(2)	1,428,883
		LSTAR Securities Investment Trust
	2,832,141	2.43%, 01/01/2020(1)(2)	2,791,075
	969,517	2.43%, 03/01/2020(1)(2)	951,905
	3,243,810	2.43%, 05/01/2020(1)(2)	3,166,215
	1,354,575	2.43%, 08/01/2020(1)(2)	1,322,647
	3,192,935	2.43%, 12/01/2021(1)(2)	3,138,588
	2,471,937	2.44%, 04/01/2020(1)(2)	2,400,869
	1,543,618	3.53%, 09/01/2021(1)(2)	1,550,832
	862,055	Luminent Mortgage Trust 0.70%, 11/25/2035(2)	768,116
	1,026,868	MASTR Adjustable Rate Mortgages Trust 0.68%, 05/25/2037(2)	634,229
		Merrill Lynch Mortgage Investors Trust
	5,055,158	2.42%, 12/25/2034(2)	5,045,812
	155,446	2.56%, 05/25/2033(2)	149,655
	1,093,011	2.84%, 07/25/2035(2)	861,238
	1,699,908	Morgan Stanley Asset-Backed Securities Capital I Inc. Trust 0.59%, 06/25/2036(2)	1,448,634
		Morgan Stanley Bank of America Merrill Lynch Trust
	13,283,910	1.28%, 10/15/2048(2)(5)	990,621
	1,480,000	2.92%, 02/15/2046	1,525,133
	3,840,000	3.06%, 10/15/2048(1)	2,602,890
	2,090,000	3.13%, 12/15/2048	2,177,222
	2,930,000	4.22%, 07/15/2046(2)	3,235,788
	1,505,000	4.50%, 08/15/2045(1)	1,057,824
		Morgan Stanley Capital I Trust
	2,990,449	3.24%, 03/15/2045	3,138,605
	1,555,000	5.35%, 07/15/2049(1)(2)	1,199,147
	1,402,069	5.57%, 12/15/2044	1,453,959
	100,000	5.60%, 09/15/2047(1)(2)	111,795
	48,695	5.82%, 06/11/2042(2)	50,663
	2,728,000	6.46%, 01/11/2043(1)(2)	2,623,892
	512,641	6.46%, 01/11/2043(2)	544,071
		Morgan Stanley Mortgage Loan Trust
	1,849,287	0.61%, 11/25/2036(2)	797,397
	572,374	2.72%, 06/25/2037(2)	372,419
	217,112	3.00%, 05/25/2036(2)	154,022
	913,784	Morgan Stanley Re-Remic Trust 5.99%, 08/15/2045(1)(2)	932,144
		Nationstar HECM Loan Trust
	960,306	2.88%, 11/25/2025(1)	958,655
	1,235,868	3.84%, 05/25/2018(1)	1,235,621
	3,525,000	New Residential Advance Receivables Trust 2.32%, 08/15/2046(1)	3,520,842
	1,000,477	Newstar Commercial Lease Funding LLC 3.27%, 04/15/2019(1)	996,880
	892,976	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.18%, 06/25/2036(2)	663,903
		NRZ Advance Receivables Trust
	2,755,000	3.20%, 11/15/2047(1)	2,744,297
	3,220,000	3.30%, 08/17/2048(1)	3,239,372

The accompanying notes are an integral part of these financial statements.

238

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2% - (continued)
		Ocwen Master Advance Receivables Trust
$	3,905,000	3.21%, 11/15/2047(1)	$3,905,640
	1,715,000	3.52%, 09/17/2046(1)	1,712,690
	845,000	OneMain Financial Issuance Trust 3.66%, 02/20/2029(1)	840,622
	435,404	Prime Mortgage Trust 5.50%, 06/25/2036	403,576
	804,344	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	723,804
	3,221,562	Renaissance Home Equity Loan Trust 0.96%, 03/25/2034(2)	3,087,815
		Residential Accredit Loans, Inc.
	879,023	0.74%, 04/25/2036(2)	589,487
	876,946	1.18%, 09/25/2046(2)	608,496
	1,980,011	1.64%, 11/25/2037(2)	1,280,832
	507,582	Residential Asset Securitization Trust 0.89%, 03/25/2035(2)	392,339
		Residential Funding Mortgage Securities, Inc.
	3,322,017	2.92%, 08/25/2035(2)	2,481,522
	677,268	3.40%, 04/25/2037(2)	571,222
	152,943	5.75%, 01/25/2036	123,180
	204,867	6.00%, 04/25/2037	180,044
	256,603	6.00%, 07/25/2037	230,389
		Sequoia Mortgage Trust
	2,234,370	1.10%, 06/20/2033(2)	2,115,481
	759,463	4.83%, 07/20/2037(2)	673,532
		SFAVE Commercial Mortgage Securities Trust
	1,935,000	3.87%, 01/05/2043(1)(2)	1,846,355
	3,665,000	4.14%, 01/05/2043(1)(2)	3,512,545
	2,009,476	Skopos Auto Receivables Trust 3.55%, 02/17/2020(1)	2,007,304
	1,691,944	Social Professional Loan Program 2.72%, 10/27/2036(1)	1,688,575
	1,472,084	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	1,475,507
		Springleaf Funding Trust
	1,546,126	2.41%, 12/15/2022(1)	1,545,689
	2,205,000	3.16%, 11/15/2024(1)	2,207,500
	3,215,000	3.48%, 05/15/2028(1)	3,075,840
		Springleaf Mortgage Loan Trust
	1,492,312	1.78%, 12/25/2065(1)(2)	1,491,655
	3,065,000	2.31%, 06/25/2058(1)(2)	3,065,348
	1,725,000	3.14%, 06/25/2058(1)(2)	1,724,795
	920,000	3.52%, 12/25/2065(1)(2)	921,796
	2,770,000	3.79%, 09/25/2057(1)(2)	2,786,735
		Structured Adjustable Rate Mortgage Loan Trust
	1,005,150	0.74%, 09/25/2034(2)	865,402
	2,023,425	2.85%, 06/25/2035(2)	1,759,426
	606,917	Structured Asset Mortgage Investments II Trust 0.67%, 02/25/2036(2)	457,640
	1,430,257	Structured Asset Securities Corp. 5.75%, 06/25/2035	1,367,172
	340,315	Structured Asset Securities Corp. Mortgage Pass-Through Ctfs 2.98%, 11/25/2033(2)	333,097
	884,917	TAL Advantage LLC 2.83%, 02/22/2038(1)	835,222

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.1% - (continued)
		United States - 11.2% - (continued)
$	1,944,272	Terwin Mortgage Trust 1.38%, 12/25/2034(2)	$1,895,641
	1,236,436	Thornburg Mortgage Securities Trust 2.53%, 04/25/2045(2)	1,218,119
		Towd Point Mortgage Trust
	1,165,830	2.75%, 04/25/2055(1)(2)	1,166,937
	2,588,084	2.75%, 04/26/2055(1)(2)	2,587,464
	1,216,050	2.75%, 05/25/2055(1)(2)	1,216,988
	2,095,017	3.00%, 03/25/2054(1)(2)	2,113,920
		UBS-Barclays Commercial Mortgage Trust
	5,950,000	3.19%, 03/10/2046	6,215,689
	1,095,000	4.22%, 03/10/2046(1)(2)	751,118
		WaMu Mortgage Pass-Through Certificates Trust
	1,032,039	0.86%, 06/25/2044(2)	916,959
	2,377,593	0.86%, 07/25/2044(2)	2,249,512
	261,309	1.17%, 12/25/2046(2)	202,163
	1,973,732	1.98%, 01/25/2037(2)	1,628,618
	914,239	2.17%, 11/25/2046(2)	808,691
	2,079,677	2.22%, 06/25/2037(2)	1,766,750
	2,440,220	2.46%, 10/25/2036(2)	2,105,734
	953,346	4.23%, 08/25/2036(2)	841,532
	2,552,833	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 0.53%, 02/25/2037(2)	1,621,392
		Wells Fargo Commercial Mortgage Trust
	2,845,000	2.88%, 05/15/2048(1)(2)	1,421,275
	3,900,000	2.92%, 10/15/2045	4,038,901
	1,890,000	3.36%, 09/15/2058(1)	1,108,780
	375,000	4.24%, 05/15/2048(2)	287,337
		Wells Fargo Mortgage Backed Securities Trust
	389,363	2.74%, 10/25/2036(2)	356,577
	706,560	2.78%, 12/28/2037(2)	632,631
	1,745,000	2.84%, 10/25/2035(2)	1,661,421
		Westlake Automobile Receivables Trust
	944,484	1.17%, 03/15/2018(1)	943,620
	3,440,000	2.45%, 01/15/2021(1)	3,398,697
	1,765,000	3.29%, 09/15/2021(1)	1,771,177
	1,830,000	4.40%, 05/17/2021(1)	1,819,771
		WF-RBS Commercial Mortgage Trust
	15,571,278	1.58%, 03/15/2047(2)(5)	1,042,754
	915,000	3.07%, 03/15/2045	953,082
	1,825,000	3.63%, 11/15/2047	1,952,409
	2,405,000	4.00%, 05/15/2047	2,638,587
	830,000	4.90%, 06/15/2044(1)(2)	934,875
	515,000	5.00%, 06/15/2044(1)(2)	440,580
	810,000	5.00%, 04/15/2045(1)(2)	545,859
	935,000	5.75%, 04/15/2045(1)(2)	922,771
	395,160	WFRBS Commercial Mortgage Trust 4.10%, 03/15/2047	436,190
	535,000	World Omni Auto Receivables Trust 2.15%, 08/15/2022	532,424

			393,630,606

		Total Asset & Commercial Mortgage Backed Securities (cost $501,041,741)	$495,504,178

The accompanying notes are an integral part of these financial statements.

239

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5%
		Australia - 0.1%
$	4,000,000	BHP Billiton Finance USA Ltd. 1.63%, 02/24/2017	$4,012,000
	450,000	Rio Tinto Finance USA Ltd. 6.50%, 07/15/2018	494,636

			4,506,636

		Bermuda - 0.0%
	560,000	AircastleLtd. 5.00%, 04/01/2023	570,170

		British Virgin Islands - 0.0%
	515,000	Gerdau Trade, Inc. 4.75%, 04/15/2023(1)	443,544

		Canada - 0.3%
	4,600,000	ConocoPhillips Canada Funding Co. I 5.63%, 10/15/2016	4,695,123
		MEG Energy Corp.
	1,130,000	6.38%, 01/30/2023(1)	860,924
	1,370,000	7.00%, 03/31/2024(1)	1,075,450
	90,000	New Gold, Inc. 6.25%, 11/15/2022(1)	82,800
	1,300,000	Telesat Canada / Telesat LLC 6.00%, 05/15/2017(1)	1,298,440
	2,740,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	1,972,800
		Valeant Pharmaceuticals International, Inc.
	2,075,000	5.88%, 05/15/2023(1)	1,737,813
	400,000	6.13%, 04/15/2025(1)	334,152

			12,057,502

		France - 0.2%
	2,555,000	BNP Paribas S.A. 7.63%, 03/30/2021(1)(2)(6)	2,612,487
	4,220,000	Credit Agricole S.A. 8.13%, 12/23/2025(1)(2)(6)	4,357,150

			6,969,637

		Ireland - 0.3%
		AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust
	4,300,000	4.50%, 05/15/2021	4,439,750
	535,000	4.63%, 10/30/2020	556,400
		Ardagh Packaging Finance plc
	1,091,000	7.25%, 05/15/2024(1)	1,091,000
	2,060,000	9.13%, 10/15/2020(1)	2,165,575
EUR	850,000	9.25%, 10/15/2020(3)	1,021,948

			9,274,673

		Italy - 0.1%
		Intesa Sanpaolo S.p.A.
$	430,000	7.70%, 09/17/2025(1)(2)(6)	397,750
EUR	1,300,000	9.50%, 06/01/2016(2)(3)(6)	1,497,440

			1,895,190

		Japan - 0.0%
$	1,230,000	SoftBank Group Corp. 4.50%, 04/15/2020(1)	1,243,161

		Jersey - 0.0%
EUR	785,000	Lincoln Finance Ltd. 6.88%, 04/15/2021(1)	962,909

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		Luxembourg - 0.9%
$	13,225,000	Actavis Funding SCS 1.85%, 03/01/2017	$13,271,063
		Altice Financing S.A.
EUR	1,185,000	6.50%, 01/15/2022(3)	1,451,867
$	3,845,000	7.50%, 05/15/2026(1)	3,862,879
		ArcelorMittal
	1,100,000	6.50%, 03/01/2021	1,124,750
	825,000	7.25%, 02/25/2022	867,797
EUR	531,906	Ardagh Finance Holdings S.A. 8.38%, 06/15/2019(1)(7)	631,594
$	7,800,000	Beverage Packaging Holdings Luxembourg II S.A. / Beverage Packaging Holdings II Is 5.63%, 12/15/2016(1)	7,780,500
EUR	1,005,000	Cirsa Funding Luxembourg S.A. 5.75%, 05/15/2021(1)	1,169,004
	1,160,000	Wind Acquisition Finance S.A. 4.00%, 07/15/2020(1)	1,296,712

			31,456,166

		Mexico - 0.5%
		Cemex S.A.B. de C.V.
$	2,500,000	5.88%, 03/25/2019(3)	2,556,000
	2,245,000	6.13%, 05/05/2025(1)	2,205,712
	200,000	7.75%, 04/16/2026(1)	213,000
	10,175,000	Petroleos Mexicanos 5.75%, 03/01/2018	10,666,249

			15,640,961

		Netherlands - 0.6%
	200,000	AerCap Aviation Solutions B.V. 6.38%, 05/30/2017	207,500
	4,000,000	Cimpress N.V. 7.00%, 04/01/2022(1)	4,040,000
	1,445,000	Constellium N.V. 7.88%, 04/01/2021(1)	1,488,350
	440,000	NXP B.V. / NXP Funding LLC 3.75%, 06/01/2018(1)	450,450
		Petrobras Global Finance B.V.
	2,265,000	4.38%, 05/20/2023	1,788,217
	1,555,000	5.63%, 05/20/2043	1,105,994
		Shell International Finance B.V.
	7,100,000	1.90%, 08/10/2018	7,195,147
	2,865,000	2.00%, 11/15/2018	2,917,066

			19,192,724

		Spain - 0.3%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	1,600,000	7.00%, 02/19/2019(2)(3)(6)	1,685,514
$	2,800,000	9.00%, 05/09/2018(2)(3)(6)	2,893,100
EUR	3,000,000	Banco Santander S.A. 6.25%, 03/12/2019(2)(3)(6)	3,010,051
	3,390,000	NH Hotel Group S.A. 6.88%, 11/15/2019(1)	4,270,670

			11,859,335

		Switzerland - 0.2%
	2,000,000	Credit Suisse AG 5.75%, 09/18/2025(2)(3)	2,452,886
$	3,270,000	Credit Suisse Group AG 6.25%, 12/18/2024(2)(3)(6)	3,008,400

			5,461,286

The accompanying notes are an integral part of these financial statements.

240

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United Kingdom - 1.5%
		Anglo American Capital plc
$	1,685,000	4.88%, 05/14/2025(1)	$1,538,068
	285,000	9.38%, 04/08/2019(1)	312,075
		Barclays Bank plc
	2,180,000	1.13%, 06/13/2016(2)(6)	1,155,400
GBP	550,000	14.00%, 06/15/2019(2)(3)(6)	999,519
		BP Capital Markets plc
$	8,485,000	1.04%, 11/07/2016(2)	8,488,784
	6,475,000	1.26%, 09/26/2018(2)	6,433,690
	4,225,000	1.38%, 11/06/2017	4,236,509
	2,620,000	HSBC Bank plc 1.19%, 09/30/2016(2)(6)	1,387,521
	6,190,000	Imperial Brands Finance plc 2.05%, 02/11/2018(3)	6,224,775
EUR	1,590,000	Ineos Finance plc 4.00%, 05/01/2023(1)	1,777,390
GBP	625,000	Lloyds Banking Group plc 7.00%, 06/27/2019(2)(3)(6)	884,473
		National Westminster Bank plc
$	1,270,000	1.13%, 07/11/2016(2)(6)	685,800
EUR	725,000	1.91%, 07/05/2016(2)(6)	754,408
GBP	1,050,000	Nationwide Building Society 6.88%, 06/20/2019(2)(3)(6)	1,449,827
$	435,000	Rio Tinto Finance USA plc 2.25%, 12/14/2018	440,277
	1,430,000	Royal Bank of Scotland Group plc 7.50%, 08/10/2020(2)(6)	1,333,475
		Tesco plc
	2,925,000	2.70%, 01/05/2017(3)	2,934,813
	6,775,000	5.50%, 11/15/2017(1)	7,101,806
		Tullow Oil plc
	545,000	6.00%, 11/01/2020(1)	436,000
	1,745,000	6.25%, 04/15/2022(1)	1,396,000
GBP	1,225,000	Virgin Media Secured Finance plc 5.50%, 01/15/2021	1,897,304
	935,000	Vougeot Bidco plc 7.88%, 07/15/2020(3)	1,427,312
EUR	810,000	Worldpay Finance plc 3.75%, 11/15/2022(1)	971,547

			54,266,773

		United States - 17.5%
$	4,200,000	21st Century Fox America, Inc. 8.00%, 10/17/2016	4,331,926
		Activision Blizzard, Inc.
	7,135,000	5.63%, 09/15/2021(1)	7,509,587
	7,145,000	6.13%, 09/15/2023(1)	7,779,119
	2,990,000	Advanced Micro Devices, Inc. 6.75%, 03/01/2019	2,519,075
		AK Steel Corp.
	585,000	7.63%, 05/15/2020	497,250
	955,000	7.63%, 10/01/2021	787,875
	440,000	8.38%, 04/01/2022	346,500
	2,815,000	Alcatel-Lucent USA, Inc. 6.45%, 03/15/2029	3,012,050
		Alere, Inc.
	2,770,000	6.38%, 07/01/2023(1)	2,825,400
	1,970,000	6.50%, 06/15/2020	1,950,300
	1,050,000	7.25%, 07/01/2018	1,073,625
		Ally Financial, Inc.
	6,125,000	3.25%, 02/13/2018	6,125,000
	1,580,000	8.00%, 12/31/2018	1,728,125

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United States - 17.5% - (continued)
		American Builders & Contractors Supply Co., Inc.
$	220,000	5.63%, 04/15/2021(1)	$227,700
	680,000	5.75%, 12/15/2023(1)	712,300
	9,225,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	9,215,323
	575,000	Amsurg Corp. 5.63%, 07/15/2022	590,094
		Anadarko Petroleum Corp.
	1,615,000	4.50%, 07/15/2044	1,392,459
	165,000	4.85%, 03/15/2021	172,108
	110,000	5.55%, 03/15/2026	117,906
	1,025,000	5.95%, 09/15/2016	1,044,884
	1,652,000	6.38%, 09/15/2017	1,754,021
	190,000	6.60%, 03/15/2046	215,049
	4,465,000	Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	4,706,534
		Antero Resources Corp.
	380,000	5.38%, 11/01/2021	367,650
	980,000	5.63%, 06/01/2023	950,600
	1,505,000	Aramark Services, Inc. 5.75%, 03/15/2020	1,553,912
	90,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(1)	92,025
	800,000	Ashtead Capital, Inc. 6.50%, 07/15/2022(1)	844,000
	70,000	Avnet, Inc. 6.63%, 09/15/2016	71,219
		Bank of America Corp.
EUR	1,800,000	0.43%, 05/23/2017(2)	2,055,938
$	8,500,000	2.00%, 01/11/2018	8,539,372
	4,700,000	6.88%, 04/25/2018	5,153,879
	8,985,000	Berkshire Hathaway Finance Corp. 1.70%, 03/15/2019	9,111,203
	2,045,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(1)	1,809,825
	15,675,000	BMW US Capital LLC 1.50%, 04/11/2019(1)	15,708,027
	930,000	Boyd Gaming Corp. 6.38%, 04/01/2026(1)	950,925
	1,833,000	Builders FirstSource, Inc. 7.63%, 06/01/2021(1)	1,929,232
	2,665,000	California Resources Corp. 8.00%, 12/15/2022(1)	1,832,187
	1,300,000	CCO Holdings LLC / CCO Holdings Capital Corp. 7.38%, 06/01/2020	1,348,100
		CCO Safari II LLC
	1,225,000	4.91%, 07/23/2025(1)	1,320,608
	720,000	6.83%, 10/23/2055(1)	827,531
		CDW LLC / CDW Finance Corp.
	1,360,000	5.00%, 09/01/2023	1,392,803
	925,000	6.00%, 08/15/2022	990,333
	2,340,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	2,106,000
	4,090,000	Celgene Corp. 2.25%, 05/15/2019	4,137,379
	3,875,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020(1)	3,967,147

The accompanying notes are an integral part of these financial statements.

241

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United States - 17.5% - (continued)
$	25,000	Change Healthcare Holdings, Inc. 11.00%, 12/31/2019	$26,609
		Chemours Co.
	570,000	6.63%, 05/15/2023(1)	498,750
	215,000	7.00%, 05/15/2025(1)	186,513
	1,150,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(1)(7)	552,000
	13,650,000	Citigroup, Inc. 1.70%, 04/27/2018	13,654,231
	10,280,000	Citizens Bank NA/Providence RI 2.50%, 03/14/2019	10,396,164
		CNH Industrial Capital LLC
	3,760,000	4.38%, 11/06/2020	3,736,500
	1,665,000	6.25%, 11/01/2016	1,696,219
		Community Health Systems, Inc.
	610,000	5.13%, 08/15/2018	617,625
	4,350,000	6.88%, 02/01/2022	3,936,750
	1,930,000	7.13%, 07/15/2020	1,862,990
	1,865,000	Concho Resources, Inc. 5.50%, 04/01/2023	1,878,987
		Continental Resources, Inc.
	1,585,000	3.80%, 06/01/2024	1,351,212
	200,000	4.50%, 04/15/2023	178,625
	2,070,000	4.90%, 06/01/2044	1,666,350
	480,000	5.00%, 09/15/2022	448,200
	1,530,000	Cox Communications, Inc. 5.88%, 12/01/2016(1)	1,566,562
EUR	200,000	Deutsche Postbank Funding Trust 5.98%, 06/29/2017(2)(3)(6)	230,098
$	2,900,000	DISH DBS Corp. 4.25%, 04/01/2018	2,958,000
		Dollar Tree, Inc.
	230,000	5.25%, 03/01/2020(1)	238,913
	1,130,000	5.75%, 03/01/2023(1)	1,206,614
	2,160,000	Dominion Resources, Inc. 1.90%, 06/15/2018	2,170,014
	4,300,000	Ecolab, Inc. 3.00%, 12/08/2016	4,351,402
		Endo Finance LLC
	615,000	6.00%, 07/15/2023(1)	603,469
	3,675,000	6.00%, 02/01/2025(1)	3,509,625
	1,010,000	Energen Corp. 4.63%, 09/01/2021	939,300
	1,620,000	Energy Transfer Equity L.P. 5.50%, 06/01/2027	1,390,397
	565,000	Entegris, Inc. 6.00%, 04/01/2022(1)	581,950
	435,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	442,613
	55,000	Equinix, Inc. 4.88%, 04/01/2020	57,255
	150,000	Exelon Corp. 1.55%, 06/09/2017	149,970
	8,815,000	Exxon Mobil Corp. 1.71%, 03/01/2019	8,936,312
	1,485,000	FelCor Lodging L.P. 6.00%, 06/01/2025	1,533,262
	9,720,000	Fifth Third Bank 2.30%, 03/15/2019	9,807,879

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United States - 17.5% - (continued)
		First Data Corp.
$	3,760,000	5.75%, 01/15/2024(1)	$3,816,400
	1,655,000	7.00%, 12/01/2023(1)	1,700,512
		Ford Motor Credit Co. LLC
	9,950,000	1.50%, 01/17/2017	9,968,407
	4,625,000	4.25%, 02/03/2017	4,723,383
	7,811,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(1)	8,279,660
	435,000	Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 07/31/2019(1)	473,606
		Frontier Communications Corp.
	1,015,000	10.50%, 09/15/2022(1)	1,044,303
	1,240,000	11.00%, 09/15/2025(1)	1,252,400
	4,600,000	GATX Corp. 1.25%, 03/04/2017	4,577,736
		General Motors Financial Co., Inc.
	8,500,000	2.40%, 04/10/2018	8,552,547
	245,000	2.75%, 05/15/2016	245,141
	11,675,000	4.75%, 08/15/2017	12,126,811
		GenOn Americas Generation LLC
	1,910,000	8.50%, 10/01/2021	1,270,150
	605,000	9.13%, 05/01/2031	397,788
		GLP Capital L.P. / GLP Financing II, Inc.
	75,000	4.38%, 04/15/2021	76,688
	1,290,000	5.38%, 04/15/2026	1,344,825
		Goldman Sachs Group, Inc.
	1,165,000	2.00%, 04/25/2019	1,168,573
	7,050,000	5.95%, 01/18/2018	7,543,021
	475,000	H&E Equipment Services, Inc. 7.00%, 09/01/2022	479,750
	1,800,000	HCA Holdings, Inc. 6.25%, 02/15/2021	1,955,700
	2,530,000	HCA, Inc. 7.50%, 11/15/2095	2,454,100
	535,000	HCP, Inc. 6.30%, 09/15/2016	544,196
		HD Supply, Inc.
	515,000	5.75%, 04/15/2024(1)	540,106
	575,000	7.50%, 07/15/2020	610,219
		Hertz Corp.
	946,000	7.38%, 01/15/2021(1)	975,563
	430,000	7.50%, 10/15/2018	437,207
	6,200,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.63%, 10/15/2021	6,457,610
	2,698,660	Homer City Generation L.P. 8.73%, 10/01/2026(7)	1,565,223
		IMS Health, Inc.
EUR	2,755,000	4.13%, 04/01/2023(1)	3,123,068
$	2,845,000	6.00%, 11/01/2020(1)	2,916,125
	845,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(7)	711,913
	1,730,000	Infor US, Inc. 6.50%, 05/15/2022	1,596,807
		International Lease Finance Corp.
	3,255,000	5.75%, 05/15/2016	3,257,051
	1,015,000	5.88%, 04/01/2019	1,088,587
	1,915,000	8.75%, 03/15/2017	2,016,495
	255,000	inVentiv Health, Inc. 9.00%, 01/15/2018(1)	262,650

The accompanying notes are an integral part of these financial statements.

242

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United States - 17.5% - (continued)
$	14,675,000	JPMorgan Chase & Co. 1.85%, 03/22/2019	$14,734,786
	220,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024(1)	225,225
	1,850,000	Kansas City Southern 1.33%, 10/28/2016(1)(2)	1,836,948
		KB Home
	1,685,000	7.00%, 12/15/2021	1,718,700
	75,000	7.50%, 09/15/2022	76,568
	1,075,000	8.00%, 03/15/2020	1,161,000
	6,155,000	Kraft Heinz Foods Co. 1.60%, 06/30/2017(1)	6,175,145
	190,000	Lamar Media Corp. 5.75%, 02/01/2026(1)	200,925
		Laredo Petroleum, Inc.
	1,065,000	5.63%, 01/15/2022	979,800
	2,520,000	6.25%, 03/15/2023	2,349,900
	430,000	7.38%, 05/01/2022	421,400
	680,000	Lennar Corp. 4.88%, 12/15/2023	690,200
	830,000	LifePoint Health, Inc. 5.88%, 12/01/2023	869,425
	3,625,000	LIN Television Corp. 6.38%, 01/15/2021	3,788,125
	3,970,000	M/I Homes, Inc. 6.75%, 01/15/2021	3,970,000
		Macy’s Retail Holdings, Inc.
	3,800,000	5.90%, 12/01/2016	3,903,839
	350,000	7.45%, 10/15/2016	359,672
	285,000	Matador Resources Co. 6.88%, 04/15/2023	286,425
	3,075,000	MDC Holdings, Inc. 5.50%, 01/15/2024	2,982,750
	900,000	MEDNAX, Inc. 5.25%, 12/01/2023(1)	931,500
	615,000	MGP Escrow Issuer LLC / MGP Escrow Co-Issuer, Inc. 5.63%, 05/01/2024(1)	641,138
	1,100,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	1,152,250
	10,775,000	Molson Coors Brewing Co. 2.00%, 05/01/2017	10,838,141
		Morgan Stanley
EUR	5,000,000	1.75%, 03/11/2024	5,787,085
$	3,035,000	3.88%, 04/29/2024	3,191,979
	5,850,000	6.25%, 08/28/2017	6,205,405
	2,900,000	National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	3,527,601
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,045,000	6.50%, 08/01/2018	1,018,875
	456,000	7.88%, 10/01/2020	437,760
	680,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(6)	703,800
		Neptune Finco Corp.
	1,830,000	10.13%, 01/15/2023(1)	2,008,425
	1,695,000	10.88%, 10/15/2025(1)	1,885,687
	1,800,000	Netflix, Inc. 5.88%, 02/15/2025	1,886,400

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United States - 17.5% - (continued)
		NextEra Energy Capital Holdings, Inc.
$	6,715,000	1.59%, 06/01/2017	$6,727,409
	5,190,000	2.30%, 04/01/2019	5,252,737
		Nissan Motor Acceptance Corp.
	9,430,000	1.43%, 04/06/2018(1)(2)	9,426,417
	15,775,000	2.00%, 03/08/2019(1)	15,867,363
	355,000	Noble Energy, Inc. 8.25%, 03/01/2019	397,191
	650,000	Nortek, Inc. 8.50%, 04/15/2021	676,000
	1,790,000	Omnicom Group, Inc. 4.45%, 08/15/2020	1,962,395
	320,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(1)	327,200
	1,430,000	Party City Holdings, Inc. 6.13%, 08/15/2023(1)	1,494,779
	465,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024(1)	464,419
	15,540,000	PNC Bank NA 1.95%, 03/04/2019	15,707,972
	1,701,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	1,871,100
	2,800,000	QEP Resources, Inc. 5.25%, 05/01/2023	2,632,000
	1,965,000	Radian Group, Inc. 7.00%, 03/15/2021	2,095,181
	12,040,000	Reynolds American, Inc. 8.13%, 06/23/2019	14,361,505
	1,850,000	Rice Energy, Inc. 6.25%, 05/01/2022	1,831,500
		Rite Aid Corp.
	925,000	6.13%, 04/01/2023(1)	985,708
	135,000	7.70%, 02/15/2027	164,025
	125,000	RSP Permian, Inc. 6.63%, 10/01/2022	129,063
	9,350,000	Sempra Energy 6.50%, 06/01/2016	9,388,587
	55,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(1)	53,625
		SM Energy Co.
	220,000	5.00%, 01/15/2024	183,150
	20,000	5.63%, 06/01/2025	16,800
	185,000	6.13%, 11/15/2022	167,425
	125,000	6.50%, 11/15/2021	116,250
	5,235,000	Southern Co. 2.45%, 09/01/2018	5,339,475
	10,060,000	Southern Power Co. 1.85%, 12/01/2017	10,127,090
	125,000	Sovereign Capital Trust 7.91%, 06/13/2036	125,573
		Springleaf Finance Corp.
	225,000	5.25%, 12/15/2019	213,469
	2,261,000	5.75%, 09/15/2016	2,277,713
	515,000	7.75%, 10/01/2021	508,563
	1,795,000	8.25%, 12/15/2020	1,851,094
	75,000	Sprint Communications, Inc. 9.00%, 11/15/2018(1)	79,313
	1,845,000	Sprint Corp. 7.13%, 06/15/2024	1,383,750
	915,000	Standard Industries, Inc. 5.13%, 02/15/2021(1)	951,600

The accompanying notes are an integral part of these financial statements.

243

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 22.5% - (continued)
		United States - 17.5% - (continued)
$	2,850,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	$2,892,750
	1,805,000	Sun Products Corp. 7.75%, 03/15/2021(1)	1,701,212
	1,706,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	844,470
	785,000	T-Mobile USA, Inc. 6.46%, 04/28/2019	800,700
	5,440,000	TEGNA, Inc. 6.38%, 10/15/2023	5,875,200
		Tenet Healthcare Corp.
	1,975,000	5.00%, 03/01/2019	1,955,250
	1,230,000	6.75%, 06/15/2023	1,214,625
	925,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020(1)(8)	309,875
		Time Warner Cable, Inc.
	9,436,000	5.85%, 05/01/2017	9,839,578
	4,680,000	8.25%, 04/01/2019	5,493,908
	4,685,000	8.75%, 02/14/2019	5,527,035
	2,030,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(1)	2,159,412
	975,000	Tribune Media Co. 5.88%, 07/15/2022	970,125
	19,325,000	UBS Preferred Funding Trust V 6.24%, 05/15/2016(2)(6)	19,350,122
	3,120,000	United Rentals North America, Inc. 4.63%, 07/15/2023	3,108,300
		United States Steel Corp.
	410,000	6.88%, 04/01/2021	357,725
	1,790,000	7.38%, 04/01/2020	1,687,075
	265,000	7.50%, 03/15/2022	231,213
	5,025,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	5,039,301
	3,895,000	Verizon Communications, Inc. 2.38%, 09/14/2018(2)	3,998,568
	795,000	Vizient, Inc. 10.38%, 03/01/2024(1)	858,600
	14,475,000	Wells Fargo Bank NA 1.65%, 01/22/2018	14,593,174
		WPX Energy, Inc.
	1,385,000	5.25%, 09/15/2024	1,166,170
	2,305,000	6.00%, 01/15/2022	2,074,500
		Zayo Group LLC / Zayo Capital, Inc.
	1,600,000	6.00%, 04/01/2023	1,644,000
	1,280,000	6.38%, 05/15/2025(1)	1,331,200
		ZF North America Capital, Inc.
	410,000	4.50%, 04/29/2022(1)	419,729
	980,000	4.75%, 04/29/2025(1)	993,475
	3,750,000	ZFS Finance USA Trust V 6.50%, 05/09/2067(1)(2)	3,759,375

			612,910,773

		Total Corporate Bonds (cost $791,764,798)	$788,711,440

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 48.3%
		Argentina - 0.1%
		Argentine Republic Government International Bond
$	960,000	6.88%, 04/22/2021(1)	$988,800
	2,865,000	7.50%, 04/22/2026(1)	2,907,975

			3,896,775

		Australia - 8.8%
		Australia Government Bond
AUD	53,755,000	1.75%, 11/21/2020(3)	40,429,181
	110,665,000	2.75%, 10/21/2019(3)	86,546,350
	93,065,000	3.25%, 10/21/2018(3)	73,116,212
	36,085,000	4.25%, 07/21/2017(3)	28,212,793
	48,555,000	5.25%, 03/15/2019(3)	40,397,831
	50,000,000	5.50%, 01/21/2018(3)	40,342,036

			309,044,403

		Brazil - 0.3%
		Banco Nacional de Desenvolvimento Economico e Social
$	5,200,000	3.38%, 09/26/2016(3)	5,193,500
EUR	3,550,000	4.13%, 09/15/2017(3)	4,111,676

			9,305,176

		Canada - 9.7%
		Canadian Government Bond
CAD	48,020,000	0.75%, 03/01/2021	38,057,773
	7,870,000	1.25%, 08/01/2017	6,318,518
	140,240,000	1.25%, 02/01/2018	112,861,513
	62,485,000	1.25%, 09/01/2018	50,452,641
	52,505,000	1.50%, 02/01/2017	42,122,008
	79,150,000	1.75%, 09/01/2019	65,187,882
	29,365,000	3.75%, 06/01/2019	25,548,509

			340,548,844

		Denmark - 9.5%
		Denmark Government Bond
DKK	829,300,000	0.25%, 11/15/2018	129,676,609
	146,650,000	3.00%, 11/15/2021	26,287,075
	283,340,000	4.00%, 11/15/2017	46,580,195
	739,155,000	4.00%, 11/15/2019	130,819,415

			333,363,294

		France - 0.2%
EUR	4,354,334	France Government Bond OAT 3.25%, 05/25/2045(3)	6,828,333

		Mexico - 5.2%
		Mexican Bonos
MXN	1,133,132,200	5.75%, 03/05/2026	65,364,057
	1,586,579,000	10.00%, 12/05/2024	118,852,447

			184,216,504

		Norway - 9.2%
		Norway Government Bond
NOK	604,690,000	3.75%, 05/25/2021(1)(3)	85,395,654
	648,695,000	4.25%, 05/19/2017(1)(3)	83,634,231
	1,123,725,000	4.50%, 05/22/2019(1)(3)	155,786,467

			324,816,352

		South Korea - 4.8%
		Korea Treasury Bond
KRW	34,486,600,000	2.00%, 12/10/2017	30,523,819
	39,021,960,000	2.00%, 03/10/2020	34,853,179

The accompanying notes are an integral part of these financial statements.

244

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 48.3% - (continued)
		South Korea - 4.8% - (continued)
KRW	18,738,750,000	2.75%, 09/10/2017	$16,728,290
	86,876,960,000	4.25%, 06/10/2021	86,147,800

			168,253,088

		Spain - 0.5%
EUR	13,910,000	Spain Government Bond 1.95%, 04/30/2026(1)(3)	16,427,222

		Total Foreign Government Obligations (cost $1,664,116,174)	$1,696,699,991

SENIOR FLOATING RATE INTERESTS - 2.3%(9)
		Australia - 0.1%
$	4,077,615	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	$4,093,640

		Canada - 0.0%
	1,200,662	Bauer Performance Sports Ltd. 4.50%, 04/15/2021	935,016

		Cayman Islands - 0.2%
	7,955,000	Avago Technologies Cayman Ltd. 4.25%, 02/01/2023	7,956,432

		Ireland - 0.0%
	1,195,050	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	1,192,062

		Netherlands - 0.1%
	2,209,463	NXP B.V. 3.75%, 12/07/2020	2,214,986

		United States - 1.9%
	1,014,638	ABC Supply Co., Inc. 3.50%, 04/16/2020	1,015,906
	3,335,588	Amsurg Corp. 3.50%, 07/16/2021	3,343,326
		Asurion LLC
	1,889,447	4.25%, 07/08/2020	1,856,382
	1,074,575	5.00%, 05/24/2019	1,070,546
	1,240,000	8.50%, 03/03/2021	1,188,627
	1,932,074	Burger King 3.75%, 12/10/2021	1,935,397
	694,800	Calpine Corp. 4.00%, 10/09/2019	694,974
	56,228	Chrysler Group LLC 3.50%, 05/24/2017	56,242
		Community Health Systems, Inc.
	196,711	3.75%, 12/31/2019	193,689
	361,943	4.00%, 01/27/2021	356,430
		First Data Corp.
	2,685,000	3.94%, 09/24/2018	2,686,692
	2,635,780	4.44%, 03/24/2021	2,641,262
EUR	1,311,375	Gardner Denver, Inc. 4.75%, 07/30/2020	1,397,650
$	1,950,000	Global Payments, Inc. 3.94%, 04/22/2023	1,965,113
	187,777	Hii Holding Corp. 4.25%, 12/20/2019	182,144
	1,050,691	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	1,054,158
		Hostess Brands LLC
	3,530,175	4.50%, 08/03/2022	3,540,483
	975,000	8.50%, 08/03/2023	955,500

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.3%(9) - (continued)
		United States - 1.9% - (continued)
$	823,532	Hyland Software, Inc. 4.75%, 07/01/2022	$819,620
	590,000	KAR Auction Services, Inc. 4.25%, 03/09/2023	592,213
	2,818,468	Lands’ End, Inc. 4.25%, 04/04/2021	2,344,036
	4,075,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	4,075,733
	2,905,493	LTS Buyer LLC 4.00%, 04/13/2020	2,895,323
	506,885	Magic Newco LLC 5.00%, 12/12/2018	507,518
	449,313	Match Group Inc. 5.50%, 11/16/2022	451,370
	2,379,925	MPH Acquisition Holdings LLC 3.75%, 03/31/2021	2,367,430
	2,043,668	Nortek, Inc. 3.50%, 10/30/2020	2,005,349
	6,108,269	Party City Holdings, Inc. 4.25%, 08/19/2022	6,080,293
	2,595,388	Quintiles Transnational Corp. 3.25%, 05/12/2022	2,594,583
	2,505,490	Realogy Corp. 3.75%, 03/05/2020	2,503,411
	2,691,000	Rexnord LLC 4.00%, 08/21/2020	2,670,818
	2,891,037	ServiceMaster Co. 4.25%, 07/01/2021	2,900,086
EUR	786,000	Signode Industrial Group U.S., Inc. 4.00%, 05/01/2021	892,135
$	1,308,733	Tribune Media Co. 3.75%, 12/27/2020	1,306,691
	1,840,750	Univar, Inc. 4.25%, 07/01/2022	1,817,409
	1,970,000	Virgin Media Investment Holdings Ltd. 3.65%, 06/30/2023	1,965,075
	730,000	Vizient, Inc. 6.25%, 02/13/2023	736,388

			65,660,002

		Total Senior Floating Rate Interests (cost $82,996,236)	$82,052,138

U.S. GOVERNMENT AGENCIES - 0.3%
		United States - 0.3%
		FHLMC - 0.3%
	868,957	1.67%, 08/25/2016(2)(5)	$680
	3,690,853	1.78%, 09/25/2041(2)(5)	347,605
	11,435,000	2.09%, 02/25/2041(2)(5)	929,699
	6,087,872	2.28%, 01/25/2042(2)(5)	760,918
	3,485,000	2.64%, 02/25/2024(2)	3,513,573
	1,865,000	3.09%, 03/25/2028(2)	1,898,489
	1,735,000	3.29%, 04/25/2028(2)	1,766,488

			9,217,452

		Total U.S. Government Agencies (cost $9,214,749)	$9,217,452

The accompanying notes are an integral part of these financial statements.

245

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 8.8%
		United States - 8.8%
		U.S. Treasury Notes - 8.8%
$	40,660,000	0.63%, 08/31/2017	$40,631,416
	74,875,000	0.63%, 04/30/2018	74,635,175
	25,000,000	0.75%, 01/31/2018	25,000,000
	57,125,000	1.00%, 09/30/2019	57,093,753
	45,680,000	1.25%, 01/31/2019	46,126,111
	33,980,000	1.38%, 04/30/2020	34,270,699
	11,055,000	1.38%, 08/31/2020(10)	11,131,865
	20,120,000	1.38%, 01/31/2021	20,216,677

			309,105,696

		Total U.S. Government Securities (cost $307,500,729)	$309,105,696

CONVERTIBLE BONDS - 0.2%
		Home Builders - 0.0%
	147,000	M/I Homes, Inc. 3.00%, 03/01/2018	$143,417

		Insurance - 0.2%
	4,810,000	MGIC Investment Corp. 2.00%, 04/01/2020	5,838,138

		Oil & Gas - 0.0%
	1,155,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	581,109

		Total Convertible Bonds (cost $7,184,182)	$6,562,664

CONVERTIBLE PREFERRED STOCKS - 0.1%
		Ireland - 0.1%
	4,478	Allergan plc Series A, 5.50%	$3,633,852

		Total Convertible Preferred Stocks (cost $4,706,914)	$3,633,852

		Total Long-Term Investments (cost $3,368,525,523)	$3,391,487,411

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 2.4%
		Commercial Paper - 0.4%
$	13,400,000	Ford Motor Credit Co. 1.52%, 08/29/2016(11)	$13,359,811

		Other Investment Pools & Funds - 2.0%
	72,297,300	BlackRock Liquidity Funds TempFund Portfolio	72,297,300

		Total Short-Term Investments (cost $85,630,299)	$85,657,111

Total Investments Excluding Purchased Options (cost $3,454,155,822)	99.0%	$3,477,144,522

Total Purchased Options (cost $4,669,399)	0.1%	$3,306,110

Total Investments (cost $3,458,825,221)^	99.1%	$3,480,450,632
Other Assets and Liabilities	0.9%	31,739,953

Total Net Assets	100.0%	$3,512,190,585

The accompanying notes are an integral part of these financial statements.

246

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

^	Aggregate cost for federal income tax purposes was substantially the same for book purposes; and net unrealized appreciation consisted of:

Unrealized Appreciation	$62,110,764
Unrealized Depreciation	(40,485,353)

Net Unrealized Appreciation	$21,625,410

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $792,272,165, which represents 22.6% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2016.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2016, the aggregate value of these securities was $700,909,452, which represents 20.0% of total net assets.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Securities disclosed are interest-only strip.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	This security may pay interest in additional principal instead of cash.

(8)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(9)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of April 30, 2016.

(10)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(11)	The interest rate disclosed for this holding is the effective yield on the date of the acquisition.

OTC Option Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/USD Put	GSC	1.19 USD per EUR	05/03/16	EUR	277,000	$87	$53,675	$(53,588)
EUR Call/USD Put	GSC	1.19 USD per EUR	05/03/16	EUR	278,000	87	53,979	(53,892)
EUR Call/USD Put	GSC	1.17 USD per EUR	05/03/16	EUR	925,000	6,306	164,934	(158,628)
USD Call/CNH Put	GSC	6.35 CNH per USD	06/23/16	USD	9,700,500	237,391	132,218	105,173
USD Call/JPY Put	DEUT	117.00 JPY per USD	02/24/17	USD	2,897,000	23,506	76,538	(53,032)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/11/21	USD	4,151,000	152,574	198,376	(45,802)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/12/21	USD	4,151,000	152,624	198,003	(45,379)
USD Call/JPY Put	GSC	122.00 JPY per USD	08/05/16	USD	5,053,000	2,698	65,689	(62,991)
USD Call/JPY Put	GSC	120.00 JPY per USD	05/10/16	USD	16,863,000	17	124,517	(124,500)

The accompanying notes are an integral part of these financial statements.

247

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Option Contracts Outstanding at April 30, 2016 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts: - (continued)
Calls - (continued)
USD Call/JPY Put	SCB	118.15 JPY per USD	06/21/16	USD	40,041,000	$11,332	$114,117	$(102,785)
USD Call/KRW Put	DEUT	1,490.00 KRW per USD	02/17/17	USD	567,000	39,737	122,472	(82,735)
USD Call/SGD Put	GSC	1.53 SGD per USD	11/29/16	USD	12,349,000	25,155	132,752	(107,597)
USD Call/TRY Put	GSC	3.05 TRY per USD	10/05/16	USD	11,129,000	176,027	309,386	(133,359)

Total Calls					108,381,500	$827,541	$1,746,656	$(919,115)

Puts
AUD Put/USD Call	JPM	0.68 USD per AUD	01/11/17	AUD	15,210,000	$155,190	$403,237	$(248,047)
EUR Put/DKK Call	JPM	7.30 DKK per EUR	05/03/16	EUR	5,432,864	—	47,217	(47,217)
EUR Put/DKK Call	JPM	7.30 DKK per EUR	05/03/16	EUR	10,865,727	—	89,011	(89,011)
EUR Put/SEK Call	GSC	9.15 SEK per EUR	06/16/16	EUR	24,824,000	204,630	395,575	(190,945)
EUR Put/SEK Call	JPM	9.15 SEK per EUR	06/16/16	EUR	24,824,000	204,630	367,891	(163,261)
EUR Put/SEK Call	CBK	9.31 SEK per EUR	10/17/16	EUR	6,095,000	194,842	172,994	21,848
EUR Put/USD Call	GSC	1.07 USD per EUR	10/04/16	EUR	25,610,000	164,864	261,768	(96,904)
GBP Put/SEK Call	JPM	12.26 SEK per GBP	08/12/16	GBP	7,320,000	596,035	177,230	418,805
GBP Put/SEK Call	DEUT	11.00 SEK per GBP	01/25/17	GBP	7,036,028	184,806	48,764	136,042
GBP Put/SEK Call	DEUT	11.00 SEK per GBP	01/25/17	GBP	10,788,972	283,379	80,363	203,016

Total Puts					138,006,591	$1,988,376	$2,044,050	$(55,674)

Total purchased option contracts					246,388,091	$2,815,917	$3,790,706	$(974,789)

Written option contracts:
Calls
EUR Call/SEK Put	GSC	9.48 SEK per EUR	06/16/16	EUR	(24,824,000)	$(48,066)	$(373,899)	$325,833
EUR Call/SEK Put	JPM	9.48 SEK per EUR	06/16/16	EUR	(24,824,000)	(48,066)	(331,370)	283,304
EUR Call/SEK Put	CBK	9.85 SEK per EUR	10/17/16	EUR	(12,190,000)	(47,165)	(172,994)	125,829
GBP Call/SEK Put	JPM	13.92 SEK per GBP	08/12/16	GBP	(7,320,000)	(2,065)	(177,230)	175,165
USD Call/JPY Put	GSC	140.00 JPY per USD	03/11/21	USD	(4,151,000)	(69,712)	(82,771)	13,059
USD Call/JPY Put	GSC	140.00 JPY per USD	03/12/21	USD	(4,151,000)	(69,761)	(83,850)	14,089
USD Call/TRY Put	GSC	3.17 TRY per USD	10/05/16	USD	(11,129,000)	(109,231)	(204,440)	95,209

Total Calls					(88,589,000)	$(394,066)	$(1,426,554)	$1,032,488

Puts
AUD Put/USD Call	JPM	0.59 USD per AUD	01/11/17	AUD	(15,210,000)	$(36,094)	$(143,108)	$107,014
EUR Put/SEK Call	GSC	8.80 SEK per EUR	06/16/16	EUR	(24,824,000)	(12,251)	(108,377)	96,126
EUR Put/SEK Call	JPM	8.80 SEK per EUR	06/16/16	EUR	(24,824,000)	(12,251)	(88,616)	76,365
EUR Put/USD Call	GSC	1.04 USD per EUR	10/04/16	EUR	(25,610,000)	(95,833)	(153,500)	57,667
USD Put/JPY Call	SCB	101.95 JPY per USD	06/21/16	USD	(40,041,000)	(221,267)	(114,117)	(107,150)

Total Puts					(130,509,000)	$(377,696)	$(607,718)	$230,022

Total written option contracts					(219,098,000)	$(771,762)	$(2,034,272)	$1,262,510

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
Interest Rate Swaption USD	GSC	0.79%	01/11/17	USD	38,805,000	$75,286	$70,820	$4,466
Interest Rate Swaption USD	DEUT	0.79%	01/11/17	USD	100,745,000	195,455	187,259	8,196

Total Calls					139,550,000	$270,741	$258,079	$12,662

The accompanying notes are an integral part of these financial statements.

248

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Swaption Contracts Outstanding at April 30, 2016 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts: - (continued)
Puts
Interest Rate Swaption EUR	BNP	80.00%	07/20/16	EUR	17,130,625	$76,701	$62,370	$14,331
Interest Rate Swaption EUR	BCLY	80.00%	07/20/16	EUR	17,130,625	76,701	65,583	11,118
Interest Rate Swaption JPY	GSC	1.01%	07/20/16	JPY	735,600,000	11,328	122,091	(110,763)
Interest Rate Swaption JPY	JPM	0.46%	07/28/16	JPY	5,069,440,000	27,189	260,201	(233,012)
Interest Rate Swaption USD	JPM	2.50%	09/19/16	USD	17,245,000	27,533	110,368	(82,835)

Total Puts					5,856,546,250	$219,452	$620,613	$(401,161)

Total purchased swaption contracts					5,996,096,250	$490,193	$878,692	$(388,499)

OTC Swaption Contracts Outstanding at April 30, 2016
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Puts
Interest Rate Swaption EUR	BNP	100.00 EUR	07/20/16	EUR	(17,130,625)	$(36,802)	$(34,811)	$(1,991)
Interest Rate Swaption EUR	BCLY	100.00 EUR	07/20/16	EUR	(17,130,625)	(36,802)	(32,599)	(4,203)

Total Puts					(34,261,250)	$(73,604)	$(67,410)	$(6,194)

Total written swaption contracts					(34,261,250)	$(73,604)	$(67,410)	$(6,194)

Futures Contracts Outstanding at April 30, 2016
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Canadian Government 10-Year Bond Future	653	06/21/2016	$72,571,448	$72,424,866	$(146,582)
Long Gilt Future	2,334	06/28/2016	411,524,116	407,875,019	(3,649,097)
U.S. Treasury Ultra Long Term Bond Future	196	06/21/2016	33,850,389	33,583,375	(267,014)

Total					$(4,062,693)

Short position contracts:
Australian 10-Year Bond Future	1,057	06/15/2016	$104,674,230	$104,997,173	$(322,943)
Australian 3-Year Bond Future	954	06/15/2016	80,835,828	81,282,971	(447,143)
Euro BUXL 30-Year Bond Future	47	06/08/2016	8,798,323	8,798,064	259
Euro-BOBL Future	119	06/08/2016	17,850,146	17,829,752	20,394
Euro-Bund Future	242	06/08/2016	44,999,672	44,857,304	142,368
Japan 10-Year Bond Future	33	06/13/2016	47,060,790	46,984,680	76,110
U.S. Treasury 10-Year Note Future	5,788	06/21/2016	754,120,340	752,801,750	1,318,590
U.S. Treasury 2-Year Note Future	10	06/30/2016	2,187,486	2,186,250	1,236
U.S. Treasury 5-Year Note Future	4,227	06/30/2016	511,813,359	511,103,744	709,615
U.S. Treasury Long Bond Future	30	06/21/2016	4,975,063	4,899,375	75,688

Total					$1,574,174

Total futures contracts					$(2,488,519)

The accompanying notes are an integral part of these financial statements.

249

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.A.7	JPM	USD	1,645,000	(2.00)%	01/17/47	$—	$(33,005)	$106,718	$139,723
CMBX.NA.AJ.3	GSC	USD	2,218,506	(1.47)%	12/13/49	417,501	—	618,752	201,251
CMBX.NA.AS.7	CSI	USD	9,350,000	(1.00)%	01/17/47	79,820	—	242,594	162,774
CMBX.NA.BBB.6	GSC	USD	14,410,000	(3.00)%	05/11/63	940,484	—	828,848	(111,636)
CMBX.NA.BBB.7	MSC	USD	4,800,000	(3.00)%	01/17/47	452,811	—	392,824	(59,987)
CMBX.NA.BBB.7	CSI	USD	9,595,000	(3.00)%	01/17/47	920,645	—	785,239	(135,406)
ITRAXX.SUB.FIN.16	JPM	EUR	155,000	(5.00)%	12/20/16	1,915	—	6,193	4,278

Total						$2,813,176	$(33,005)	$2,981,168	$200,997

Total traded indices						$2,813,176	$(33,005)	$2,981,168	$200,997

Credit default swaps on single-name issues:
Buy protection:
Advanced Micro Devices	JPM	USD	3,250,000	(5.00)%/9.41%	06/20/21	$687,031	$—	$529,451	$(157,580)
Alcoa, Inc.	GSC	USD	3,760,000	(1.00)%/2.87%	12/20/20	296,370	—	298,235	1,865
Alcoa, Inc.	GSC	USD	8,875,000	(1.00)%/3.25%	06/20/21	1,201,986	—	922,007	(279,979)
ArcelorMittal	MSC	EUR	2,630,000	(1.00)%/4.47%	06/20/21	626,456	—	478,099	(148,357)
Avis Budget Group, Inc.	BOA	USD	2,500,000	(5.00)%/1.54%	06/20/18	—	(184,354)	(195,783)	(11,429)
BHP Billiton plc	DEUT	USD	2,050,000	(1.00)%/1.35%	12/20/20	62,582	—	29,643	(32,939)
Carrefour S.A.	CBK	EUR	8,975,000	(1.00)%/0.70%	06/20/21	—	(101,393)	(170,600)	(69,207)
CenturyLink, Inc.	GSC	USD	1,980,000	(1.00)%/3.23%	12/20/20	283,915	—	185,988	(97,927)
Dell Inc.	JPM	USD	7,130,000	(1.00)%/4.54%	09/20/20	528,103	—	978,505	450,402
EnBW International Finance B.V.	GSC	EUR	10,600,000	(1.00)%/0.51%	06/20/21	—	(253,903)	(317,329)	(63,426)
Freeport-McMoRan, Inc.	BCLY	USD	3,260,000	(1.00)%/4.80%	12/20/20	1,085,196	—	502,362	(582,834)
Gap, Inc.	GSC	USD	2,120,000	(1.00)%/2.65%	12/20/20	169,768	—	149,081	(20,687)
Glencore International AG	BCLY	EUR	1,985,000	(5.00)%/3.82%	06/20/21	—	(140,939)	(136,739)	4,200
Glencore International AG	CSI	EUR	560,000	(5.00)%/3.82%	06/20/21	4,776	—	(38,588)	(43,364)
Glencore International AG	GSC	EUR	595,000	(5.00)%/3.82%	06/20/21	4,934	—	(41,000)	(45,934)
Glencore International AG	GSC	EUR	1,400,000	(5.00)%/3.82%	06/20/21	6,655	—	(96,471)	(103,126)
Glencore International AG	GSC	EUR	1,395,000	(5.00)%/3.82%	06/20/21	9,926	—	(96,126)	(106,052)
Goodyear Tire and Rubber Co.	GSC	USD	1,480,000	(5.00)%/1.56%	12/20/20	—	(173,476)	(234,224)	(60,748)
HCA, Inc.	JPM	USD	5,875,000	(5.00)%/2.01%	06/20/21	—	(802,949)	(878,525)	(75,576)
International Game Technology PLC	GSC	EUR	3,510,000	(5.00)%/2.01%	12/20/20	—	(175,012)	(547,922)	(372,910)
Istar, Inc.	GSC	USD	2,900,000	(5.00)%/4.60%	12/20/20	105,097	—	(60,511)	(165,608)
Jaguar Land Rover Automotive PLC	BNP	EUR	3,300,000	(5.00)%/2.56%	12/20/20	—	(327,807)	(424,799)	(96,992)
Kohl’s Corp.	CBK	USD	2,030,000	(1.00)%/1.86%	12/20/20	104,274	—	74,712	(29,562)
Kohl’s Corp.	BCLY	USD	6,800,000	(1.00)%/2.10%	06/20/21	285,346	—	351,082	65,736
Koninklijke KPN N.V.	BOA	EUR	11,150,000	(1.00)%/0.75%	06/20/21	—	(139,945)	(179,343)	(39,398)
Lloyds Bank plc	CBK	EUR	3,735,000	(1.00)%/1.83%	06/20/21	149,329	—	172,653	23,324
Lloyds Bank plc	JPM	EUR	3,415,000	(1.00)%/1.83%	06/20/21	138,721	—	157,850	19,129
Macy’s, Inc.	CBK	USD	2,070,000	(1.00)%/1.79%	12/20/20	124,254	—	69,946	(54,308)
MDC Holdings, Inc.	JPM	USD	3,075,000	(1.00)%/1.41%	03/20/20	84,654	—	44,155	(40,499)
Mondelez International	GSC	USD	15,300,000	(1.00)%/0.42%	06/20/21	—	(410,124)	(463,009)	(52,885)
Next plc	BNP	EUR	1,180,000	(1.00)%/1.00%	06/20/21	1,343	—	(1,264)	(2,607)
Next plc	CSI	EUR	2,000,000	(1.00)%/1.00%	06/20/21	4,515	—	(2,127)	(6,642)
Next plc	CSI	EUR	1,180,000	(1.00)%/1.00%	06/20/21	6,712	—	(1,264)	(7,976)
Next plc	BOA	EUR	2,365,000	(1.00)%/1.00%	06/20/21	9,405	—	(2,531)	(11,936)
Nordstrom, Inc.	CSI	USD	2,030,000	(1.00)%/1.29%	12/20/20	55,552	—	23,592	(31,960)
Ryland Group, Inc.	DEUT	USD	4,000,000	(5.00)%/0.53%	09/20/17	—	(187,726)	(272,585)	(84,859)
Ryland Group, Inc.	DEUT	USD	3,400,000	(5.00)%/0.64%	12/20/17	—	(189,739)	(262,779)	(73,040)
Societe Generale S.A.	BCLY	EUR	2,915,000	(1.00)%/0.74%	12/20/20	—	(46,561)	(44,282)	2,279
Societe Generale S.A.	BCLY	EUR	6,535,000	(1.00)%/0.74%	12/20/20	—	(97,953)	(99,274)	(1,321)
Starwood Hotels & Resorts Worldwide, Inc.	JPM	USD	9,180,000	(1.00)%/0.22%	12/20/20	—	(28,272)	(335,504)	(307,232)
Target Corp.	CSI	USD	1,860,000	(1.00)%/0.25%	12/20/20	—	(62,243)	(66,086)	(3,843)
Teck Resources Ltd.	GSC	USD	790,000	(5.00)%/5.76%	12/20/20	253,601	—	18,938	(234,663)
Teck Resources Ltd.	GSC	USD	2,610,000	(5.00)%/5.76%	12/20/20	777,983	—	62,565	(715,418)

The accompanying notes are an integral part of these financial statements.

250

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at April 30, 2016 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread (b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues: - (continued)
Buy protection: - (continued)
Telekom Finanzmanagement	JPM	EUR	6,700,000	(1.00)%/0.70%	06/20/21	$—	$(94,822)	$(127,357)	$(32,535)
Tenet Healthcare Corp.	MSC	USD	3,275,000	(5.00)%/1.11%	12/20/17	—	(163,218)	(227,220)	(64,002)
Vale Overseas Ltd.	BNP	USD	2,290,000	(1.00)%/6.06%	12/20/20	656,671	—	453,547	(203,124)

Total						$7,725,155	$(3,580,436)	$179,169	$(3,965,550)

Credit default swaps on single-name issues:
Sell protection:
Avis Budget Car Rental LLC	GSC	USD	2,500,000	5.00%/5.30%	06/20/21	$—	$(10,221)	$(19,237)	$(9,016)
BNP Paribas S.A.	BCLY	EUR	6,530,000	1.00%/0.74%	12/20/20	97,878	—	96,405	(1,473)
BNP Paribas S.A.	BCLY	EUR	2,970,000	1.00%/0.74%	12/20/20	50,446	—	43,847	(6,599)
Freeport-McMoRan, Inc.	CBK	USD	2,320,000	1.00%/5.09%	06/20/21	—	(668,170)	(415,397)	252,773
Freeport-McMoRan, Inc.	CBK	USD	1,160,000	1.00%/5.09%	06/20/21	—	(316,972)	(207,698)	109,274
Freeport-McMoRan, Inc.	BCLY	USD	1,160,000	1.00%/5.09%	06/20/21	—	(213,916)	(207,698)	6,218
Frontier Communications	BCLY	USD	1,805,000	5.00%/5.82%	06/20/21	—	(77,945)	(53,764)	24,181
Frontier Communications	BCLY	USD	1,200,000	5.00%/5.82%	06/20/21	—	(51,618)	(35,743)	15,875
Frontier Communications	BCLY	USD	720,000	5.00%/5.82%	06/20/21	—	(33,783)	(21,446)	12,337
International Lease Finance Corp.	CBK	USD	2,520,000	5.00%/2.06%	12/20/20	196,487	—	333,325	136,838
Liberty Interactive LLC	GSC	USD	1,425,000	5.00%/1.55%	03/20/20	128,671	—	192,341	63,670
Liberty Interactive LLC	BCLY	USD	850,000	5.00%/1.55%	03/20/20	66,118	—	114,730	48,612
Lloyds Bank plc	CBK	EUR	3,735,000	1.00%/0.95%	06/20/21	27,453	—	15,935	(11,518)
Lloyds Bank plc	JPM	EUR	3,140,000	1.00%/0.95%	06/20/21	24,924	—	13,406	(11,518)
Ryland Group, Inc.	JPM	USD	4,230,000	5.00%/2.34%	06/20/21	612,627	—	561,007	(51,620)
SLM Corp.	JPM	USD	3,845,000	5.00%/5.52%	06/20/21	—	(206,952)	(64,116)	142,836
SLM Corp.	GSC	USD	1,480,000	5.00%/5.52%	06/20/21	—	(72,304)	(24,679)	47,625
SLM Corp.	GSC	USD	1,480,000	5.00%/5.52%	06/20/21	—	(72,304)	(24,679)	47,625
SLM Corp.	GSC	USD	595,000	5.00%/5.52%	06/20/21	—	(29,038)	(9,922)	19,116
Telefonica S.A.	CBK	EUR	2,335,000	1.00%/1.25%	06/20/21	—	(39,500)	(30,593)	8,907
Telefonica S.A.	GSC	EUR	1,145,000	1.00%/1.25%	06/20/21	—	(20,006)	(15,002)	5,004
Telefonica S.A.	BOA	EUR	1,145,000	1.00%/1.25%	06/20/21	—	(19,322)	(15,004)	4,318
Tenet Healthcare Corp.	JPM	USD	7,525,000	5.00%/5.30%	06/20/21	—	(180,913)	(58,449)	122,464

Total						$1,204,604	$(2,012,964)	$167,569	$975,929

Total single-name issues						$8,929,759	$(5,593,400)	$346,738	$(2,989,621)

Total OTC contracts						$11,742,935	$(5,626,405)	$3,327,906	$(2,788,624)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on April 30, 2016. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Credit spreads are unaudited.

The accompanying notes are an integral part of these financial statements.

251

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding at April 30, 2016
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.26	USD	12,210,000	(5.00)%	06/20/21	$(297,681)	$(392,726)	$(95,045)
CDX.NA.IG.26	USD	115,250,000	1.00%	06/20/21	1,322,002	1,330,665	8,663
ITRAXX.XOV.25	EUR	23,175,000	(5.00)%	06/20/21	(2,215,831)	(2,369,643)	(153,812)

Total					$(1,191,510)	$(1,431,704)	$(240,194)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2016
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
BOA	3M NZD Bank Bill	2.62% Fixed	NZD	20,790,000	09/19/20	$—	$(2,623)	$(11,586)	$(8,963)
CBK	3M NZD Bank Bill	2.62% Fixed	NZD	22,055,000	09/19/20	—	(2,760)	(12,291)	(9,531)
DEUT	3M NZD Bank Bill	2.62% Fixed	NZD	21,380,000	09/19/20	—	(6,477)	(11,916)	(5,439)
DEUT	8.15% Fixed	3M ZAR JIBAR	ZAR	937,195,000	03/15/18	—	—	(108,424)	(108,424)
GSC	2.24% Fixed	3M HKD HIBOR	HKD	33,115,000	06/16/26	11,135	—	(29,025)	(40,160)
GSC	2.24% Fixed	3M HKD HIBOR	HKD	33,115,000	06/16/26	24,049	—	(29,025)	(53,074)
GSC	2.35% Fixed	3M HKD HIBOR	HKD	46,335,000	06/16/26	—	—	(70,783)	(70,783)
GSC	2.36% Fixed	3M HKD HIBOR	HKD	46,340,000	06/16/26	—	—	(72,103)	(72,103)
GSC	3M NZD Bank Bill	2.62% Fixed	NZD	18,930,000	09/19/20	—	(1,720)	(10,550)	(8,830)
JPM	6.26% Fixed	1M MXN TIIE	MXN	221,825,000	09/09/26	—	—	(23,873)	(23,873)
JPM	6.27% Fixed	1M MXN TIIE	MXN	221,830,000	09/09/26	—	—	(35,489)	(35,489)
JPM	2.24% Fixed	3M HKD HIBOR	HKD	26,400,000	06/16/26	8,345	—	(23,140)	(31,485)
JPM	2.37% Fixed	3M HKD HIBOR	HKD	46,335,000	06/16/26	—	—	(76,686)	(76,686)
JPM	3M NZD Bank Bill	2.62% Fixed	NZD	19,135,000	09/19/20	—	(2,396)	(10,695)	(8,299)
JPM	8.06% Fixed	3M ZAR JIBAR	ZAR	937,195,000	03/15/18	—	—	(53,505)	(53,505)
JPM	8.23% Fixed	3M ZAR JIBAR	ZAR	937,190,000	03/15/18	—	—	(153,357)	(153,357)
JPM	8.33% Fixed	3M ZAR JIBAR	ZAR	937,195,000	03/15/18	—	—	(793,166)	(793,166)
JPM	2.25% Fixed	6M PLN WIBOR	PLN	22,040,000	06/15/26	—	—	57,883	57,883
JPM	2.29% Fixed	6M PLN WIBOR	PLN	137,075,000	06/15/26	—	—	248,123	248,123
JPM	2.29% Fixed	6M PLN WIBOR	PLN	22,035,000	06/15/26	—	—	39,886	39,886
MSC	2.36% Fixed	3M HKD HIBOR	HKD	46,340,000	06/16/26	—	—	(73,415)	(73,415)

Total						$43,529	$(15,976)	$(1,253,137)	$(1,280,690)

Centrally Cleared Interest Rate Swap Contracts Outstanding at April 30, 2016
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
1.41% Fixed	3M USD LIBOR	USD	11,325,000	03/16/23	$—	$—	$12,374	$12,374
3M USD LIBOR	2.13% Fixed	USD	33,575,000	06/16/26	—	—	(93,397)	(93,397)
6M GBP LIBOR	1.30% Fixed	GBP	276,195,000	06/20/20	448,795	—	377,392	(71,403)

Total					$448,795	$—	$296,369	$(152,426)

The accompanying notes are an integral part of these financial statements.

252

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value †	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/31/16	NAB	$1,274,691	$1,256,774	$(17,917)
AUD	Buy	05/31/16	HSBC	14,992,493	14,736,526	(255,967)
AUD	Buy	05/31/16	NAB	15,005,386	14,739,564	(265,822)
AUD	Buy	05/31/16	GSC	30,026,300	29,479,128	(547,172)
AUD	Sell	05/31/16	GSC	158,472,652	155,584,788	2,887,864
AUD	Sell	05/31/16	NAB	79,195,349	77,792,394	1,402,955
AUD	Sell	05/31/16	HSBC	79,142,071	77,790,875	1,351,196
AUD	Sell	05/31/16	GSC	14,948,178	14,675,776	272,402
AUD	Sell	05/31/16	NAB	7,470,224	7,337,888	132,336
AUD	Sell	05/31/16	HSBC	7,464,571	7,337,128	127,443
AUD	Sell	05/31/16	GSC	13,038,033	13,004,380	33,653
AUD	Sell	05/31/16	CSFB	1,293,300	1,294,742	(1,442)
BRL	Buy	05/03/16	MSC	5,360,848	5,613,884	253,036
BRL	Buy	05/03/16	BNP	5,601,020	5,613,884	12,864
BRL	Sell	05/03/16	MSC	5,601,020	5,613,884	(12,864)
BRL	Sell	05/03/16	BNP	5,235,812	5,613,884	(378,072)
CAD	Buy	05/31/16	SSG	35,701,990	35,953,901	251,911
CAD	Buy	05/31/16	MSC	1,946,455	1,964,629	18,174
CAD	Buy	05/31/16	GSC	1,474,566	1,490,408	15,842
CAD	Sell	05/31/16	BOA	2,446,386	2,454,790	(8,404)
CAD	Sell	05/31/16	SSG	30,222,952	30,436,203	(213,251)
CAD	Sell	05/31/16	SSG	346,623,740	349,069,492	(2,445,752)
CHF	Sell	05/31/16	JPM	2,726,533	2,771,196	(44,663)
CNH	Buy	10/21/16	SCB	5,119,809	5,379,016	259,207
CNH	Buy	10/21/16	CBK	5,179,133	5,399,178	220,045
CNH	Buy	10/21/16	JPM	8,637,410	8,823,035	185,625
CNH	Buy	10/21/16	SCB	2,564,666	2,689,508	124,842
CNH	Buy	10/21/16	SCB	5,147,543	5,248,733	101,190
CNH	Buy	10/21/16	BCLY	2,085,059	2,145,314	60,255
CNH	Buy	10/21/16	HSBC	2,602,010	2,656,976	54,966
CNH	Buy	10/21/16	JPM	2,606,103	2,656,976	50,873
CNH	Buy	10/21/16	JPM	5,220,455	5,262,480	42,025
CNH	Sell	10/21/16	DEUT	2,178,245	2,160,282	17,963
CNH	Sell	10/21/16	HSBC	13,522,035	13,506,497	15,538
CNH	Sell	10/21/16	JPM	19,046,382	19,035,347	11,035
CNH	Sell	10/21/16	JPM	359,064	360,913	(1,849)
CNH	Sell	10/21/16	JPM	5,067,313	5,198,179	(130,866)
DKK	Sell	05/31/16	JPM	213,030,327	216,312,282	(3,281,955)
EUR	Buy	05/31/16	MSC	5,259,954	5,344,127	84,173
EUR	Buy	05/31/16	MSC	5,266,149	5,342,981	76,832
EUR	Buy	05/31/16	SGG	4,628,958	4,679,405	50,447
EUR	Buy	05/31/16	UBS	2,231,681	2,263,489	31,808
EUR	Buy	05/31/16	MSC	1,531,649	1,558,655	27,006
EUR	Buy	05/31/16	MSC	1,911,683	1,931,129	19,446
EUR	Buy	05/31/16	HSBC	13,775,679	13,790,665	14,986
EUR	Buy	05/31/16	JPM	3,212,639	3,214,727	2,088
EUR	Sell	05/31/16	RBS	8,236,245	8,234,516	1,729
EUR	Sell	05/31/16	BCLY	196,381	199,416	(3,035)
EUR	Sell	05/31/16	RBS	177,832	181,079	(3,247)
EUR	Sell	05/31/16	BOA	1,230,031	1,243,487	(13,456)
EUR	Sell	05/31/16	SSG	1,607,656	1,630,859	(23,203)
EUR	Sell	05/31/16	GSC	13,365,644	13,426,215	(60,571)
EUR	Sell	05/31/16	CBK	3,580,146	3,644,504	(64,358)
EUR	Sell	05/31/16	BOA	10,536,900	10,658,455	(121,555)
EUR	Sell	05/31/16	NOM	119,144,315	120,910,428	(1,766,113)
EUR	Sell	05/31/16	SSG	153,596,071	155,812,856	(2,216,785)
GBP	Buy	05/31/16	MSC	1,535,203	1,548,937	13,734
GBP	Buy	05/31/16	CIB	1,092,607	1,095,946	3,339
GBP	Sell	05/31/16	RBS	7,991,842	7,971,178	20,664

The accompanying notes are an integral part of these financial statements.

253

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2016 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
GBP	Sell	05/31/16	HSBC	$5,299,868	$5,282,458	$17,410
GBP	Sell	05/31/16	JPM	2,328,684	2,330,711	(2,027)
GBP	Sell	05/31/16	CBK	1,467,650	1,490,486	(22,836)
GBP	Sell	05/31/16	CBK	12,767,973	12,829,871	(61,898)
GBP	Sell	05/31/16	CBK	50,280,800	50,524,558	(243,758)
HKD	Sell	04/28/17	HSBC	10,101,444	10,101,748	(304)
HKD	Sell	04/28/17	HSBC	10,958,062	10,958,808	(746)
HKD	Sell	04/28/17	CBK	19,752,991	19,754,539	(1,548)
JPY	Buy	05/31/16	JPM	12,842,355	13,406,461	564,106
JPY	Buy	05/31/16	BOA	10,447,050	10,934,337	487,287
JPY	Buy	05/31/16	MSC	1,589,337	1,620,494	31,157
JPY	Sell	05/31/16	MSC	5,272,301	5,494,914	(222,613)
JPY	Sell	05/31/16	MSC	5,262,506	5,494,914	(232,408)
JPY	Sell	05/31/16	TDB	28,623,687	29,949,993	(1,326,306)
KRW	Sell	05/31/16	JPM	18,489,072	18,673,168	(184,096)
KRW	Sell	05/31/16	BCLY	49,408,437	49,772,531	(364,094)
KRW	Sell	05/31/16	GSC	49,404,134	49,772,530	(368,396)
KRW	Sell	05/31/16	UBS	50,899,456	51,280,789	(381,333)
MXN	Buy	05/31/16	GSC	37,323,155	38,247,829	924,674
MXN	Buy	05/31/16	GSC	13,300,119	13,395,954	95,835
MXN	Sell	05/31/16	GSC	163,978,909	168,041,455	(4,062,546)
NOK	Buy	05/31/16	JPM	94,501,703	96,241,966	1,740,263
NOK	Buy	05/31/16	JPM	1,632,099	1,631,715	(384)
NOK	Sell	05/31/16	JPM	23,283,249	23,712,014	(428,765)
NOK	Sell	05/31/16	JPM	332,435,779	338,557,634	(6,121,855)
NZD	Buy	05/31/16	WEST	2,663,361	2,675,393	12,032
NZD	Buy	05/31/16	SSG	1,724,216	1,725,273	1,057
NZD	Sell	05/31/16	MSC	1,321,185	1,341,879	(20,694)
NZD	Sell	05/31/16	BOA	3,274,570	3,326,465	(51,895)
NZD	Sell	05/31/16	SSG	3,273,407	3,325,768	(52,361)
NZD	Sell	05/31/16	GSC	12,991,135	13,202,693	(211,558)
NZD	Sell	05/31/16	BNP	27,765,081	28,128,568	(363,487)
NZD	Sell	05/31/16	BNP	28,300,401	28,670,896	(370,495)
PLN	Buy	05/31/16	CBK	16,895,942	17,267,334	371,392
SEK	Buy	05/31/16	JPM	105,660,579	106,969,383	1,308,804
SEK	Sell	05/31/16	JPM	19,518,136	19,759,905	(241,769)
SGD	Sell	05/31/16	JPM	6,856,953	6,898,166	(41,213)
TRY	Sell	05/31/16	MSC	5,198,243	5,262,860	(64,617)
TRY	Sell	05/31/16	GSC	10,689,643	10,872,724	(183,081)
ZAR	Buy	05/31/16	GSC	5,547,092	5,551,334	4,242
ZAR	Sell	05/31/16	CBK	11,134,288	11,316,272	(181,984)

Total						$(13,879,635)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

254

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIB	Credit Agricole
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
NOM	Nomura International
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
SGG	Societe Generale Group
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.SUB-FIN	Markit iTraxx Subordinated Financial **Index**
ITRAXX.XOV	Markit i Traxx Index—Europe Crossover

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
HIBOR	Hong Kong Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
PAC	Planned Amortization Class
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

255

The Hartford World Bond Fund

Schedule of Investments – (continued)

April 30, 2016 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2016 in valuing the Fund’s investments.

	Total	Level 1 (1)	Level 2 (1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$495,504,178	$—	$495,504,178	$—
Corporate Bonds	788,711,440	—	788,711,440	—
Foreign Government Obligations	1,696,699,991	—	1,696,699,991	—
Senior Floating Rate Interests	82,052,138	—	82,052,138	—
U.S. Government Agencies	9,217,452	—	9,217,452	—
U.S. Government Securities	309,105,696	—	309,105,696	—
Convertible Bonds	6,562,664	—	6,562,664	—
Convertible Preferred Stocks	3,633,852	3,633,852	—	—
Short-Term Investments	85,657,111	72,297,300	13,359,811	—
Purchased Options	3,306,110	—	3,306,110	—
Foreign Currency Contracts(2)	13,807,751	—	13,807,751	—
Futures Contracts(2)	2,344,260	2,344,260	—	—
Swaps - Credit Default(2)	2,151,297	—	2,151,297	—
Swaps - Interest Rate(2)	358,266	—	358,266	—

Total	$3,499,112,206	$78,275,412	$3,420,836,794	$—

Liabilities
Foreign Currency Contracts(2)	$(27,687,386)	$—	$(27,687,386)	$—
Futures Contracts(2)	(4,832,779)	(4,832,779)	—	—
Swaps - Credit Default(2)	(5,180,115)	—	(5,180,115)	—
Swaps - Interest Rate(2)	(1,791,382)	—	(1,791,382)	—
Written Options	(845,366)	—	(845,366)	—

Total	$(40,337,028)	$(4,832,779)	$(35,504,249)	$—

(1)	For the six-month period ended April 30, 2016, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2016:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$7,032,627	$7,032,627
Purchases	—	—
Sales	(925,000)	(925,000)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	65	65
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(6,107,692)	(6,107,692)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at April 30, 2016 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into Level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

256

[This page is intentionally left blank]

257

Fixed Income Funds

Statements of Assets and Liabilities

April 30, 2016 (Unaudited)

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Assets:
Investments in securities, at market value	$588,600	$94,728,533	$3,960,879,282
Investments in affiliated investment companies, at market value	12,119,616	—	—
Cash	42,623	7,277	—
Cash collateral due from broker	95,750	347,535	—
Foreign currency	—	45,149	212
Unrealized appreciation on OTC swap contracts	—	722,369	—
Unrealized appreciation on foreign currency contracts	—	5,165,466	—
Receivables:
Fund shares sold	310	178,784	5,123,620
Dividends and interest	194	1,657,877	23,941,317
Investment securities sold	5,933	2,453,102	63,603,755
Variation margin on financial derivative instruments	—	2,525	—
OTC swap premiums paid	—	29,198	—
Other assets	73,666	91,609	117,172

Total assets	12,926,692	105,429,424	4,053,665,358

Liabilities:
Unrealized depreciation on foreign currency contracts	—	3,761,823	978,165
Unrealized depreciation on OTC swap contracts	—	731,620	—
Cash collateral due to broker	—	550,000	—
Unfunded loan commitments	—	—	14,455,476
Payables:
Investment securities purchased	298	1,385,415	117,963,525
Fund shares redeemed	5,534	1,361,583	11,794,661
Investment management fees	1,053	77,464	1,901,727
Variation margin on financial derivative instruments	11,902	1,154	—
Foreign taxes	—	67,865	—
Distribution fees	3,239	1,947	1,235,807
Distributions payable	246	—	1,782,785
Written options	—	548,076	—
Accrued expenses	1,549	27,842	719,642
OTC swap premiums received	—	29,198	—

Total liabilities	23,821	8,543,987	150,831,788

Net assets	$12,902,871	$96,885,437	$3,902,833,570

Summary of Net Assets:
Capital stock and paid-in-capital	$14,627,063	$144,777,804	$4,739,038,689
Undistributed (distributions in excess of) net investment income	2,526	41,989	(228,629)
Accumulated net realized gain (loss)	(1,287,787)	(49,242,874)	(530,586,645)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(438,931)	1,308,518	(305,389,845)

Net assets	$12,902,871	$96,885,437	$3,902,833,570

Shares authorized	450,000,000	500,000,000	3,200,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$8.88	$7.45	$8.33

Maximum offering price per share	$9.30	$7.80	$8.59

Shares outstanding	877,447	701,988	112,932,377

Net Assets	$7,787,466	$5,232,290	$940,231,255

Class B: Net asset value per share	$—	$—	$8.31

Shares outstanding	—	—	662,712

Net Assets	$—	$—	$5,508,968

The accompanying notes are an integral part of these financial statements.

258

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$298,093,031	$330,082,976	$649,360,427	$14,054,438	$662,396,686	$170,345,388	$16,700,333
—	—	—	—	—	—	—
—	—	7,959	—	—	—	—
—	702,771	372,000	—	295,650	9,071,000	—
—	—	37	—	—	—	—
—	—	458,974	—	—	183,876	—
—	—	233,840	—	—	—	—

209,853	447,149	220,649	19,439	2,720,196	213,649	15,771
2,352,125	5,326,391	1,512,662	171,016	7,386,307	2,199,807	202,273
6,791,866	5,452,167	—	—	—	—	—
—	—	27,318	—	—	—	—
—	—	—	—	—	—	—
77,739	106,140	106,997	80,981	83,136	51,620	82,443

307,524,614	342,117,594	652,300,863	14,325,874	672,881,975	182,065,340	17,000,820

48,335	87,609	2,137,908	—	—	—	—
—	—	198,647	—	—	8,571,930	—
—	—	—	—	—	—	—
800,634	—	—	—	—	—	—

10,605,098	7,658,043	327,525	545,429	14,773,588	3,347,864	493,579
828,878	660,262	782,215	595	1,631,538	187,481	6,605
166,899	173,739	259,397	3,846	177,997	48,379	4,663
—	51,188	—	—	45,538	—	—
—	—	—	—	—	—	—
91,893	97,614	215,802	3,345	148,328	44,439	4,840
34,230	47,518	—	—	245,854	49,073	—
—	—	—	—	—	—	—
61,755	86,188	170,782	2,525	70,991	25,903	2,900
—	—	824,926	—	—	—	—

12,637,722	8,862,161	4,917,202	555,740	17,093,834	12,275,069	512,587

$294,886,892	$333,255,433	$647,383,661	$13,770,134	$655,788,141	$169,790,271	$16,488,233

$348,447,159	$380,489,363	$703,423,002	$13,375,416	$654,703,334	$214,149,459	$16,350,430
370,874	(539,944)	(2,934,213)	7,482	166,542	30,836	6,244
(22,457,885)	(38,100,852)	(63,292,975)	(50,061)	(28,614,824)	(44,881,358)	(17,690)

(31,473,256)	(8,593,134)	10,187,847	437,297	29,533,089	491,334	149,249

$294,886,892	$333,255,433	$647,383,661	$13,770,134	$655,788,141	$169,790,271	$16,488,233

450,000,000	500,000,000	6,245,000,000	250,000,000	650,000,000	19,300,000,000	250,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001	$0.0010

$9.47	$7.08	$10.86	$10.34	$8.72	$9.30	$10.10

$9.76	$7.41	$11.37	$10.83	$9.13	$9.74	$10.58

11,852,855	31,931,001	22,210,877	556,631	29,533,221	11,388,995	679,141

$112,216,516	$226,145,336	$241,128,659	$5,755,058	$257,653,844	$105,968,055	$6,856,664

$—	$7.04	$10.42	$—	$8.72	$9.22	$—

—	325,195	736,907	—	195,114	64,051	—

$—	$2,289,537	$7,679,176	$—	$1,700,971	$590,262	$—

The accompanying notes are an integral part of these financial statements.

259

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

Class C: Net asset value per share	$8.87	$7.45	$8.31

Shares outstanding	195,581	148,414	152,412,456

Net Assets	$1,734,972	$1,105,416	$1,267,228,071

Class I: Net asset value per share	$8.88	$7.44	$8.34

Shares outstanding	47,580	232,451	164,329,211

Net Assets	$422,380	$1,728,948	$1,369,787,075

Class R3: Net asset value per share	$8.87	$7.41	$8.35

Shares outstanding	43,894	4,541	1,447,997

Net Assets	$389,307	$33,650	$12,084,889

Class R4: Net asset value per share	$8.87	$7.43	$8.32

Shares outstanding	44,211	6,348	1,054,857

Net Assets	$392,131	$47,144	$8,775,570

Class R5: Net asset value per share	$8.87	$7.23	$8.32

Shares outstanding	44,530	1,569	308,218

Net Assets	$394,975	$11,351	$2,565,655

Class Y: Net asset value per share	$8.87	$7.41	$8.31

Shares outstanding	200,859	11,978,566	35,678,438

Net Assets	$1,781,640	$88,726,638	$296,652,087

Cost of investments	$588,600	$94,658,675	$4,265,295,440
Cost of investments in affiliated investment companies	$12,611,019	$—	$—
Cost of foreign currency	$—	$44,170	$212
Proceeds of written option contracts	$—	$384,100	$—

The accompanying notes are an integral part of these financial statements.

260

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

$9.47	$7.06	$10.41	$10.34	$8.73	$9.25	$10.09

8,955,010	8,587,545	15,393,140	262,772	13,474,867	2,948,481	408,969

$84,797,367	$60,600,920	$160,299,700	$2,716,874	$117,632,891	$27,267,488	$4,127,360

$9.48	$7.12	$11.04	$10.34	$8.74	$9.33	$10.10

9,885,480	4,400,516	5,495,222	512,435	31,892,534	1,939,100	545,182

$93,673,059	$31,312,443	$60,677,834	$5,298,202	$278,800,435	$18,087,896	$5,504,209

$9.46	$7.08	$10.67	$—	$—	$—	$—

32,552	406,651	5,499,069	—	—	—	—

$307,923	$2,878,759	$58,658,912	$—	$—	$—	$—

$9.45	$7.09	$10.85	$—	$—	$—	$—

51,241	181,868	1,545,857	—	—	—	—

$484,192	$1,288,550	$16,769,778	$—	$—	$—	$—

$9.45	$7.08	$11.01	$—	$—	$—	$—

41,657	77,350	273,997	—	—	—	—

$393,464	$547,475	$3,017,639	$—	$—	$—	$—

$9.45	$7.07	$11.07	$—	$—	$9.28	$—

319,062	1,158,966	8,960,186	—	—	1,926,949	—

$3,014,371	$8,192,413	$99,151,963	$—	$—	$17,876,570	$—

$329,518,276	$338,785,862	$637,610,045	$13,617,141	$633,067,955	$161,466,000	$16,551,084
$—	$—	$—	$—	$—	$—	$—
$—	$—	$36	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

261

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Assets:
Investments in securities, at market value	$172,642,291	$876,762,933	$405,134,507
Cash	1,865	—	—
Cash collateral due from broker	143,127	584,425	1,684,179
Foreign currency	—	—	—
Unrealized appreciation on OTC swap contracts	—	—	1,813,839
Unrealized appreciation on foreign currency contracts	—	—	1,298,125
Receivables:
Fund shares sold	140,931	2,094,176	519,257
Dividends and interest	272,896	4,096,701	3,585,598
Investment securities sold	42,328,572	6,106,612	7,286,209
Variation margin on financial derivative instruments	20,873	—	—
OTC swap premiums paid	—	—	5,620,312
Other assets	72,190	125,680	89,344

Total assets	215,622,745	889,770,527	427,031,370

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	1,907,715
Bank overdraft	—	—	978,460
Bank overdraft – foreign cash	—	—	196,856
Unrealized depreciation on OTC swap contracts	—	—	2,117,233
Cash collateral due to broker	—	—	1,125,000
TBA sale commitments, at market value	25,129,337	—	—
Unfunded loan commitments	—	—	308,367
Payables:
Investment securities purchased	65,211,775	21,510,916	2,417,284
Fund shares redeemed	232,140	4,691,646	1,051,801
Investment management fees	50,821	303,427	182,853
Variation margin on financial derivative instruments	—	59,967	355,174
Distribution fees	5,686	210,285	88,073
Distributions payable	474	123,213	—
Written options	—	—	957,831
Accrued expenses	14,602	174,940	84,082
OTC swap premiums received	—	—	6,717,530

Total liabilities	90,644,835	27,074,394	18,488,259

Net assets	$124,977,910	$862,696,133	$408,543,111

Summary of Net Assets:
Capital stock and paid-in-capital	$122,948,937	$863,391,857	$428,731,809
Undistributed (distributions in excess of) net investment income	(55,494)	(100,339)	(365,324)
Accumulated net realized gain (loss)	1,024,961	(4,595,821)	(7,784,634)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	1,059,506	4,000,436	(12,038,740)

Net assets	$124,977,910	$862,696,133	$408,543,111

Shares authorized	450,000,000	650,000,000	950,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$10.28	$9.85	$8.57

Maximum offering price per share	$10.76	$10.05	$8.97

Shares outstanding	1,292,351	52,328,717	13,906,685

Net Assets	$13,285,457	$515,224,556	$119,184,894

Class B: Net asset value per share	$—	$9.90	$8.59

Shares outstanding	—	314,171	367,331

Net Assets	$—	$3,109,735	$3,153,731

The accompanying notes are an integral part of these financial statements.

262

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$2,560,362,213	$93,820,518	$3,480,450,632
847,852	7,767	—
386,400	336,183	30,838,204
—	883	168,333
4,973,294	532,516	2,488,526
667,077	69,038	13,807,751

2,233,124	37,596	10,872,095
11,283,755	532,198	35,714,225
446,862,692	700,396	24,667,377
357,527	23,045	893,011
14,455,140	1,654,099	11,786,464
87,027	73,133	194,614

3,042,516,101	97,787,372	3,611,881,232

2,487,114	421,827	27,687,386
—	—	1,092,055
38,837	—	—
5,015,568	583,281	6,557,840
4,511,715	205,000	4,735,000
71,593,590	—	—

458,367	70,720	—
1,001,141,554	5,480,425	22,893,024
1,477,641	52,505	26,811,953
610,577	39,775	1,752,663
—	—	872,868
219,381	20,720	248,303
50,458	7,758	—
5,401	206,426	845,366
356,520	12,920	551,808
12,709,702	1,496,385	5,642,381

1,100,676,425	8,597,742	99,690,647

$1,941,839,676	$89,189,630	$3,512,190,585

$1,936,249,328	$112,535,785	$3,626,791,690
2,698,370	(76,808)	8,315,728
(12,757,731)	(20,678,781)	(125,632,398)
15,649,709	(2,590,566)	2,715,565

$1,941,839,676	$89,189,630	$3,512,190,585

900,000,000	500,000,000	1,100,000,000

$0.0010	$0.0010	$0.0010

$10.40	$9.46	$10.29

$10.89	$9.91	$10.77

71,810,531	5,411,146	49,069,863

$746,745,028	$51,180,059	$504,826,148

$10.32	$9.45	$—

730,969	89,278	—

$7,540,520	$844,017	$—

The accompanying notes are an integral part of these financial statements.

263

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

Class C: Net asset value per share	$10.21	$9.84	$8.59

Shares outstanding	347,627	12,684,321	8,948,557

Net Assets	$3,547,867	$124,853,243	$76,902,885

Class I: Net asset value per share	$10.30	$9.86	$8.60

Shares outstanding	905,332	17,110,176	2,967,886

Net Assets	$9,322,818	$168,788,738	$25,519,512

Class R3: Net asset value per share	$10.26	$9.82	$8.56

Shares outstanding	17,913	121,569	31,478

Net Assets	$183,745	$1,193,728	$269,356

Class R4: Net asset value per share	$10.25	$9.83	$8.57

Shares outstanding	2,301	66,119	24,343

Net Assets	$23,580	$649,916	$208,517

Class R5: Net asset value per share	$10.26	$9.82	$8.57

Shares outstanding	2,244	11,521	56,344

Net Assets	$23,020	$113,175	$482,687

Class R6: Net asset value per share	$—	$—	$8.56

Shares outstanding	—	—	1,181

Net Assets	$—	$—	$10,114

Class Y: Net asset value per share	$10.30	$9.82	$8.56

Shares outstanding	9,569,672	4,966,052	21,349,578

Net Assets	$98,591,423	$48,763,042	$182,811,415

Cost of investments	$171,523,289	$873,014,007	$416,918,837
Cost of foreign currency	$—	$—	$—
Cost of bank overdraft - foreign cash	$—	$—	$196,856
Proceeds of TBA sale commitments	$25,103,875	$—	$—
Proceeds of written option contracts	$—	$—	$1,079,503

The accompanying notes are an integral part of these financial statements.

264

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

April 30, 2016 (Unaudited)

$10.42	$9.48	$10.26

6,969,877	1,196,703	16,870,302

$72,601,057	$11,344,455	$173,080,035

$10.41	$9.46	$10.30

2,474,410	479,683	227,119,178

$25,757,730	$4,539,259	$2,339,629,243

$10.60	$9.45	$10.29

532,946	22,519	104,897

$5,646,617	$212,722	$1,079,668

$10.58	$9.45	$10.30

1,441,464	46,611	459,560

$15,245,850	$440,264	$4,732,640

$10.57	$9.44	$10.29

151,999	11,871	34,538

$1,607,281	$112,119	$355,545

$10.56	$—	$10.31

979	—	45,322

$10,346	$—	$467,196

$10.57	$9.43	$10.31

100,941,662	2,175,575	47,353,397

$1,066,685,247	$20,516,734	$488,020,110

$2,542,144,322	$95,928,219	$3,458,825,221
$—	$876	$314,703
$39,552	$—	$—
$71,576,164	$—	$—
$8,403	$229,619	$2,101,682

The accompanying notes are an integral part of these financial statements.

265

Fixed Income Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Investment Income:
Dividends	$—	$—	$—
Dividends from affiliated investment companies	282,710	—	—
Interest	631	4,330,017	110,827,161
Less: Foreign tax withheld	—	(31,777)	—

Total investment income, net	283,341	4,298,240	110,827,161

Expenses:
Investment management fees	6,450	676,631	12,246,043
Administrative services fees
Class R3	376	430	12,580
Class R4	284	342	6,482
Class R5	191	214	1,298
Transfer agent fees
Class A	4,070	5,416	531,566
Class B	—	—	8,625
Class C	805	1,325	562,263
Class I	66	2,416	588,424
Class R3	14	20	1,403
Class R4	14	20	536
Class R5	14	7	482
Class Y	14	1,219	2,664
Distribution fees
Class A	9,769	6,760	1,221,537
Class B	—	—	32,486
Class C	9,056	5,127	6,561,464
Class R3	941	1,075	31,449
Class R4	474	570	10,803
Custodian fees	562	42,719	18,922
Registration and filing fees	43,184	45,834	99,955
Accounting services fees	903	16,916	366,023
Board of Directors’ fees	315	2,743	56,648
Audit fees	10,450	10,760	18,708
Other expenses	6,082	24,634	899,356

Total expenses (before waivers and fees paid indirectly)	94,034	845,178	23,279,717
Expense waivers	(55,917)	(205,282)	(51,498)
Transfer agent fee waivers	—	—	—

Total waivers and fees paid indirectly	(55,917)	(205,282)	(51,498)

Total expenses, net	38,117	639,896	23,228,219

Net Investment Income (Loss)	245,224	3,658,344	87,598,942

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	—	—	—
Net realized gain (loss) on investments	—	(22,873,629)	(87,163,025)
Less: Foreign taxes paid on realized capital gains	—	(69,154)	—
Net realized gain (loss) on investments in affiliated investment companies	(354,853)	—	—
Net realized gain (loss) on purchased options contracts	—	1,186	—
Net realized gain (loss) on futures contracts	(313,654)	(106,705)	—
Net realized gain (loss) on written options contracts	—	224,791	—
Net realized gain (loss) on swap contracts	—	(228,519)	—
Net realized gain (loss) on foreign currency contracts	—	1,259,974	2,921,579
Net realized gain (loss) on other foreign currency transactions	—	(156,817)	(98,950)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(668,507)	(21,948,873)	(84,340,396)

The accompanying notes are an integral part of these financial statements.

266

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$—	$110,313	$—	$—	$—	$—	$—
—	—	—	—	—	—	—
10,859,440	9,416,415	376,633	168,501	9,307,542	2,988,479	122,147
—	—	(2,506)	—	—	—	—

10,859,440	9,526,728	374,127	168,501	9,307,542	2,988,479	122,147

1,114,054	1,030,641	1,653,029	20,903	970,428	290,099	26,773

505	2,526	58,937	—	—	—	—
784	917	12,999	—	—	—	—
374	240	1,645	—	—	—	—

57,124	217,221	197,579	504	41,732	28,359	758
—	5,268	12,774	—	1,182	520	—
45,219	35,880	104,487	25	25,147	6,800	318
60,509	12,902	58,473	40	45,952	6,168	33
71	445	2,925	—	—	—	—
63	205	846	—	—	—	—
20	70	528	—	—	—	—
29	58	1,129	—	—	142	—

144,151	273,146	305,519	5,157	297,027	129,321	7,810
—	13,270	45,193	—	10,476	3,577	—
438,805	299,975	827,995	13,094	534,973	135,790	19,683
1,264	6,315	147,341	—	—	—	—
1,306	1,529	21,664	—	—	—	—
4,382	3,869	6,340	1,607	1,896	1,186	1,690
54,065	52,289	55,354	30,779	48,382	38,976	31,067
28,647	31,712	47,560	1,075	50,797	13,262	1,377
5,014	4,168	9,423	290	6,194	2,216	319
11,549	13,071	12,759	12,750	13,036	9,563	12,751
79,622	88,882	176,738	4,578	109,447	37,385	5,193

2,047,557	2,094,599	3,761,237	90,802	2,156,669	703,364	107,772
(150,322)	(192,557)	(283,012)	(44,614)	(2,677)	(47,277)	(44,416)
—	(1,287)	—	—	—	—	—

(150,322)	(193,844)	(283,012)	(44,614)	(2,677)	(47,277)	(44,416)

1,897,235	1,900,755	3,478,225	46,188	2,153,992	656,087	63,356

8,962,205	7,625,973	(3,104,098)	122,313	7,153,550	2,332,392	58,791

—	—	—	69	3,124	294	180
(10,708,125)	(9,048,561)	(5,740,998)	15,762	276,048	303,062	3,812
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	(97,885)	—	(1,121,258)	—	—
—	—	—	—	—	—	—
—	277,867	(731,180)	—	—	(1,561,275)	—
664,784	(126,047)	(753,608)	—	—	—	—
(184,526)	16,771	(82,497)	—	—	—	—

(10,227,867)	(8,879,970)	(7,406,168)	15,831	(842,086)	(1,257,919)	3,992

The accompanying notes are an integral part of these financial statements.

267

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	Hartford Duration-Hedged Strategic Income Fund	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$—	$20,238,843	$18,225,103
Net unrealized appreciation (depreciation) of investments in affiliated investment companies	375,580	—	—
Net unrealized appreciation (depreciation) of purchased options contracts	—	50,736	—
Net unrealized appreciation (depreciation) of futures contracts	80,818	20,414	—
Net unrealized appreciation (depreciation) of written option contracts	—	(227,865)	—
Net unrealized appreciation (depreciation) of swap contracts	—	339,832	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	792,837	(1,083,853)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	103,466	101,345

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	456,398	21,318,263	17,242,595

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	(212,109)	(630,610)	(67,097,801)

Net Increase (Decrease) in Net Assets Resulting from Operations	$33,115	$3,027,734	$20,501,141

The accompanying notes are an integral part of these financial statements.

268

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

The Hartford Floating Rate High Income Fund	The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$1,639,753	$5,434,956	$26,523,410	$276,902	$12,889,372	$2,133,309	$62,228
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	63,612	—	356,386	—	—
—	—	—	—	—	—	—
—	(161,523)	1,145,445	—	—	1,799,333	—
(78,896)	(119,235)	(1,894,262)	—	—	—	—
62,083	3,329	17,222	—	—	—	—

1,622,940	5,157,527	25,855,427	276,902	13,245,758	3,932,642	62,228

(8,604,927)	(3,722,443)	18,449,259	292,733	12,403,672	2,674,723	66,220

$357,278	$3,903,530	$15,345,161	$415,046	$19,557,222	$5,007,115	$125,011

The accompanying notes are an integral part of these financial statements.

269

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Investment Income:
Dividends	$—	$—	$20,313
Interest	1,065,558	9,915,654	10,577,122
Less: Foreign tax withheld	—	—	—

Total investment income, net	1,065,558	9,915,654	10,597,435

Expenses:
Investment management fees	242,512	1,737,330	1,068,965
Administrative services fees
Class R3	575	1,236	313
Class R4	402	520	138
Class R5	270	55	171
Transfer agent fees
Class A	4,666	354,038	87,972
Class B	—	5,882	4,262
Class C	946	59,837	42,345
Class I	972	37,802	12,398
Class R3	12	165	100
Class R4	7	100	38
Class R5	7	15	15
Class R6	—	—	7
Class Y	443	166	1,154
Distribution fees
Class A	14,154	611,840	146,552
Class B	—	4,864	9,219
Class C	11,985	627,465	396,254
Class R3	1,437	3,091	783
Class R4	670	867	231
Custodian fees	2,158	2,724	23,843
Registration and filing fees	45,636	83,424	57,721
Accounting services fees	6,790	80,651	38,871
Board of Directors’ fees	843	9,672	4,703
Audit fees	12,639	13,647	12,985
Other expenses	20,927	177,793	87,728

Total expenses (before waivers and fees paid indirectly)	368,051	3,813,184	1,996,768
Expense waivers	(25,334)	(96,776)	(111,255)
Transfer agent fee waivers	—	(45)	—

Total waivers and fees paid indirectly	(25,334)	(96,821)	(111,255)

Total expenses, net	342,717	3,716,363	1,885,513

Net Investment Income (Loss)	722,841	6,199,291	8,711,922

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	735,449	(1,210,097)	(5,512,460)
Less: Foreign taxes paid on realized capital gains	—	—	(22,670)
Net realized gain (loss) on purchased options contracts	—	—	(111,785)
Net realized gain (loss) on futures contracts	299,131	(1,764,916)	3,474,948
Net realized gain (loss) on written options contracts	(5,564)	—	2,586,096
Net realized gain (loss) on swap contracts	12,584	—	(1,585,081)
Net realized gain (loss) on foreign currency contracts	—	—	434,912
Net realized gain (loss) on other foreign currency transactions	—	—	(381,063)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,041,600	(2,975,013)	(1,117,103)

The accompanying notes are an integral part of these financial statements.

270

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$29,144	$—	$235,879
33,365,221	2,135,670	37,072,920
—	—	(263,103)

33,394,365	2,135,670	37,045,696

3,631,903	245,348	10,847,352

5,807	185	919
11,404	328	3,549
739	55	164

597,684	56,280	613,809
22,325	2,082	—
52,247	8,269	86,383
12,063	1,566	1,224,599
762	23	109
340	28	65
60	7	97
2	—	53
8,402	155	4,593

863,347	65,865	716,941
45,229	4,889	—
334,907	58,911	857,481
14,517	464	2,297
19,007	547	5,915
24,348	4,767	158,791
79,262	48,331	136,997
186,911	11,152	355,363
23,491	1,318	44,291
15,128	15,179	18,444
390,363	27,201	805,637

6,340,248	552,950	15,883,849
(5,355)	(84,393)	(238,575)
(8,756)	(615)	—

(14,111)	(85,008)	(238,575)

6,326,137	467,942	15,645,274

27,068,228	1,667,728	21,400,422

(2,025,762)	(578,180)	(90,537,907)
(43,723)	(4,239)	—
(213,385)	(60,964)	(2,072,763)
(962,868)	(583,105)	(6,943,948)
1,773,811	475,156	483,947
(9,589,365)	(919,300)	(737,327)
(1,809,927)	(163,396)	(11,916,560)
(81,875)	(67,717)	1,313,685

(12,953,094)	(1,901,745)	(110,410,873)

The accompanying notes are an integral part of these financial statements.

271

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$1,048,546	$7,497,215	$5,504,744
Net unrealized appreciation (depreciation) of purchased options contracts	1,441	—	105,757
Net unrealized appreciation (depreciation) of futures contracts	(40,883)	507,675	(1,052,637)
Net unrealized appreciation (depreciation) of written option contracts	—	—	156,874
Net unrealized appreciation (depreciation) of swap contracts	2,697	—	(907,327)
Net unrealized appreciation (depreciation) of foreign currency contracts	—	—	230,561
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	—	25,371

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	1,011,801	8,004,890	4,063,343

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:	2,053,401	5,029,877	2,946,240

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,776,242	$11,229,168	$11,658,162

The accompanying notes are an integral part of these financial statements.

272

Fixed Income Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2016 (Unaudited)

The Hartford Total Return Bond Fund	The Hartford Unconstrained Bond Fund	The Hartford World Bond Fund

$34,292,278	$328,792	$154,726,373
(12,509)	31,172	947,350
(132,649)	31,909	(2,510,681)
3,002	27,962	848,897
3,631,398	(214,640)	(3,508,578)
(476,068)	(257,921)	(25,292,499)
19,299	1,010	1,404,897

37,324,751	(51,716)	126,615,759

24,371,657	(1,953,461)	16,204,886

$51,439,885	$(285,733)	$37,605,308

The accompanying notes are an integral part of these financial statements.

273

Fixed Income Funds

Statements of Changes in Net Assets

	Hartford Duration-Hedged Strategic Income Fund		The Hartford Emerging Markets Local Debt Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$245,224	$515,293	$3,658,344	$14,064,019
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(668,507)	(281,536)	(21,948,873)	(66,944,314)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	456,398	(867,259)	21,318,263	(2,973,047)

Net Increase (Decrease) in Net Assets Resulting from Operations	33,115	(633,502)	3,027,734	(55,853,342)

Distributions to Shareholders:
From net investment income
Class A	(151,568)	(386,742)	(138,640)	—
Class B	—	—	—	—
Class C	(28,438)	(82,697)	(21,929)	—
Class I	(8,655)	(23,630)	(52,539)	—
Class R3	(6,813)	(18,341)	(7,476)	—
Class R4	(7,424)	(19,599)	(8,506)	—
Class R5	(8,042)	(20,866)	(8,369)	—
Class Y	(37,128)	(95,809)	(3,365,434)	—

Total from net investment income	(248,068)	(647,684)	(3,602,893)	—

From net realized gain on investments
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from net realized gain on investments	—	—	—	—

From tax return of capital
Class A	—	—	—	(359,714)
Class B	—	—	—	—
Class C	—	—	—	(78,370)
Class I	—	—	—	(553,977)
Class R3	—	—	—	(86,144)
Class R4	—	—	—	(94,502)
Class R5	—	—	—	(99,231)
Class R6	—	—	—	—
Class Y	—	—	—	(13,560,220)

Total from tax return of capital	—	—	—	(14,832,158)

Total distributions	(248,068)	(647,684)	(3,602,893)	(14,832,158)

Capital Share Transactions:
Sold	1,055,544	8,494,600	71,012,686	209,745,822
Issued on reinvestment of distributions	246,214	642,297	2,952,923	14,622,294
Redeemed	(1,960,583)	(6,697,536)	(170,288,247)	(280,020,188)

Net increase (decrease) from capital share transactions	(658,825)	2,439,361	(96,322,638)	(55,652,072)

Net Increase (Decrease) in Net Assets	(873,778)	1,158,175	(96,897,797)	(126,337,572)

Net Assets:
Beginning of period	13,776,649	12,618,474	193,783,234	320,120,806

End of period	$12,902,871	$13,776,649	$96,885,437	$193,783,234

Undistributed (distributions in excess of) net investment income	$2,526	$5,370	$41,989	$(13,462)

The accompanying notes are an integral part of these financial statements.

274

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Floating Rate Fund		The Hartford Floating Rate High Income Fund		The Hartford High Yield Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$87,598,942	$216,713,972	$8,962,205	$23,579,089	$7,625,973	$17,475,734

(84,340,396)	(85,604,993)	(10,227,867)	(17,071,077)	(8,879,970)	(10,647,931)

17,242,595	(201,182,780)	1,622,940	(21,906,443)	5,157,527	(16,249,871)

20,501,141	(70,073,801)	357,278	(15,398,431)	3,903,530	(9,422,068)

(21,117,528)	(48,335,254)	(3,172,211)	(6,828,028)	(5,394,911)	(11,874,393)
(115,847)	(407,087)	—	—	(55,619)	(177,262)
(23,573,588)	(52,351,870)	(2,091,327)	(3,826,217)	(1,256,587)	(3,184,730)
(32,813,251)	(79,361,771)	(3,140,579)	(7,872,329)	(623,241)	(1,750,142)
(256,378)	(565,461)	(13,101)	(104,352)	(58,693)	(99,099)
(186,798)	(395,071)	(28,022)	(122,740)	(30,190)	(66,732)
(59,978)	(129,402)	(20,761)	(120,096)	(12,571)	(25,197)
(7,332,205)	(16,515,924)	(102,970)	(396,009)	(194,151)	(412,076)

(85,455,573)	(198,061,840)	(8,568,971)	(19,269,771)	(7,625,963)	(17,589,631)

—	—	—	(2,553,158)	—	—
—	—	—	(1,639,608)	—	—
—	—	—	(2,864,510)	—	—
—	—	—	(40,271)	—	—
—	—	—	(42,281)	—	—
—	—	—	(35,295)	—	—
—	—	—	(186,146)	—	—

—	—	—	(7,361,269)	—	—

—	(5,298,008)	—	(1,492,435)	—	(60,255)
—	(44,621)	—	—	—	(900)
—	(5,738,268)	—	(836,315)	—	(16,161)
—	(8,698,813)	—	(1,720,692)	—	(8,881)
—	(61,980)	—	(22,809)	—	(503)
—	(43,303)	—	(26,828)	—	(339)
—	(14,184)	—	(26,250)	—	(128)
—	—	—	(86,557)	—	—
—	(1,810,304)	—	—	—	(2,091)

—	(21,709,481)	—	(4,211,886)	—	(89,258)

(85,455,573)	(219,771,321)	(8,568,971)	(30,842,926)	(7,625,963)	(17,678,889)

443,567,720	1,084,634,908	49,445,586	213,234,575	47,647,167	144,938,949
73,572,008	184,757,588	8,422,293	30,304,353	7,300,292	16,736,984
(1,253,577,579)	(2,425,715,218)	(149,266,295)	(341,571,014)	(77,306,874)	(198,811,503)

(736,437,851)	(1,156,322,722)	(91,398,416)	(98,032,086)	(22,359,415)	(37,135,570)

(801,392,283)	(1,446,167,844)	(99,610,109)	(144,273,443)	(26,081,848)	(64,236,527)

4,704,225,853	6,150,393,697	394,497,001	538,770,444	359,337,281	423,573,808

$3,902,833,570	$4,704,225,853	$294,886,892	$394,497,001	$333,255,433	$359,337,281

$(228,629)	$(2,371,998)	$370,874	$(22,360)	$(539,944)	$(539,954)

The accompanying notes are an integral part of these financial statements.

275

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Inflation Plus Fund		Hartford Municipal Income Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Period Ended October 31, 2015(1)
Operations:
Net investment income (loss)	$(3,104,098)	$(4,041,036)	$122,313	$75,638
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(7,406,168)	(8,535,834)	15,831	(65,892)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	25,855,427	(7,002,531)	276,902	160,395

Net Increase (Decrease) in Net Assets Resulting from Operations	15,345,161	(19,579,401)	415,046	170,141

Distributions to Shareholders:
From net investment income
Class A	—	(177,245)	(43,379)	(21,116)
Class B	—	(3,326)	—	—
Class C	—	(48,081)	(17,742)	(11,155)
Class I	—	(58,148)	(61,192)	(43,367)
Class R3	—	(26,446)	—	—
Class R4	—	(11,492)	—	—
Class R5	—	(3,033)	—	—
Class Y	—	(159,379)	—	—

Total distributions	—	(487,150)	(122,313)	(75,638)

Capital Share Transactions:
Sold	49,490,778	85,331,481	3,034,342	10,667,680
Issued on reinvestment of distributions	—	457,925	122,274	75,638
Redeemed	(209,132,842)	(291,667,647)	(394,009)	(123,027)

Net increase (decrease) from capital share transactions	(159,642,064)	(205,878,241)	2,762,607	10,620,291

Net Increase (Decrease) in Net Assets	(144,296,903)	(225,944,792)	3,055,340	10,714,794

Net Assets:
Beginning of period	791,680,564	1,017,625,356	10,714,794	—

End of period	$647,383,661	$791,680,564	$13,770,134	$10,714,794

Undistributed (distributions in excess of) net investment income	$(2,934,213)	$169,885	$7,482	$7,482

(1)	Commenced operations on May 29, 2015.

The accompanying notes are an integral part of these financial statements.

276

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Municipal Opportunities Fund		The Hartford Municipal Real Return Fund		Hartford Municipal Short Duration Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Period Ended October 31, 2015(1)

$7,153,550	$11,786,188	$2,332,392	$4,839,814	$58,791	$30,242

(842,086)	1,159,494	(1,257,919)	330,547	3,992	(21,682)

13,245,758	(1,234,852)	3,932,642	(6,887,183)	62,228	87,021

19,557,222	11,710,830	5,007,115	(1,716,822)	125,011	95,581

(3,073,134)	(5,789,987)	(1,493,473)	(3,184,403)	(27,397)	(10,081)
(19,295)	(60,126)	(7,680)	(23,868)	—	—
(978,935)	(1,968,425)	(290,389)	(626,475)	(2,626)	(727)
(3,082,187)	(3,933,805)	(260,276)	(441,237)	(28,845)	(20,682)
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	(280,574)	(601,242)	—	—

(7,153,551)	(11,752,343)	(2,332,392)	(4,877,225)	(58,868)	(31,490)

223,903,123	191,313,029	20,182,258	30,514,071	6,382,343	12,403,697
5,824,352	9,723,229	2,028,209	4,221,529	58,868	31,490
(65,360,522)	(111,242,193)	(23,883,562)	(46,451,888)	(2,254,378)	(264,021)

164,366,953	89,794,065	(1,673,095)	(11,716,288)	4,186,833	12,171,166

176,770,624	89,752,552	1,001,628	(18,310,335)	4,252,976	12,235,257

479,017,517	389,264,965	168,788,643	187,098,978	12,235,257	—

$655,788,141	$479,017,517	$169,790,271	$168,788,643	$16,488,233	$12,235,257

$166,542	$166,543	$30,836	$30,836	$6,244	$6,321

The accompanying notes are an integral part of these financial statements.

277

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Quality Bond Fund		The Hartford Short Duration Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$722,841	$142,743	$6,199,291	$11,277,482
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,041,600	506,687	(2,975,013)	(1,231,574)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	1,011,801	(64,207)	8,004,890	(4,019,047)

Net Increase (Decrease) in Net Assets Resulting from Operations	2,776,242	585,223	11,229,168	6,026,861

Distributions to Shareholders:
From net investment income
Class A	(72,683)	(50,084)	(3,968,289)	(7,634,261)
Class B	—	—	(31,564)	(85,053)
Class C	(6,941)	(1,648)	(556,575)	(1,084,333)
Class I	(36,409)	(16,387)	(1,475,257)	(3,226,766)
Class R3	(1,681)	(3,890)	(8,172)	(13,245)
Class R4	(2,228)	(9,323)	(5,629)	(15,225)
Class R5	(3,051)	(14,954)	(1,064)	(2,159)
Class R6	—	—	—	—
Class Y	(655,266)	(71,584)	(327,837)	(146,626)

Total from net investment income	(778,259)	(167,870)	(6,374,387)	(12,207,668)

From net realized gain on investments
Class A	(79,189)	(132,737)	—	(1,192,943)
Class B	—	—	—	(15,614)
Class C	(17,226)	(32,216)	—	(317,429)
Class I	(15,237)	(31,577)	—	(465,289)
Class R3	(13,943)	(30,604)	—	(2,409)
Class R4	(14,040)	(30,740)	—	(2,538)
Class R5	(14,140)	(30,877)	—	(278)
Class R6	—	—	—	—
Class Y	(308,235)	(139,050)	—	(18,629)

Total from net realized gain on investments	(462,010)	(427,801)	—	(2,015,129)

From tax return of capital
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from tax return of capital	—	—	—	—

Total distributions	(1,240,269)	(595,671)	(6,374,387)	(14,222,797)

Capital Share Transactions:
Sold	123,827,369	5,694,061	339,806,504	339,136,108
Issued on reinvestment of distributions	1,235,901	594,017	5,589,570	11,634,462
Redeemed	(33,718,254)	(2,263,023)	(218,320,400)	(431,193,775)

Net increase (decrease) from capital share transactions	91,345,016	4,025,055	127,075,674	(80,423,205)

Net Increase (Decrease) in Net Assets	92,880,989	4,014,607	131,930,455	(88,619,141)

Net Assets:
Beginning of period	32,096,921	28,082,314	730,765,678	819,384,819

End of period	$124,977,910	$32,096,921	$862,696,133	$730,765,678

Undistributed (distributions in excess of) net investment income	$(55,494)	$(76)	$(100,339)	$74,757

The accompanying notes are an integral part of these financial statements.

278

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Strategic Income Fund		The Hartford Total Return Bond Fund		The Hartford Unconstrained Bond Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015

$8,711,922	$16,544,891	$27,068,228	$45,213,799	$1,667,728	$3,308,221

(1,117,103)	(7,814,959)	(12,953,094)	7,258,035	(1,901,745)	(1,085,162)

4,063,343	(18,498,397)	37,324,751	(43,330,385)	(51,716)	(3,655,819)

11,658,162	(9,768,465)	51,439,885	9,141,449	(285,733)	(1,432,760)

(2,496,003)	(5,533,118)	(9,350,788)	(13,771,877)	(943,302)	(1,833,550)
(64,691)	(173,983)	(87,501)	(197,706)	(13,777)	(31,992)
(1,363,151)	(3,341,360)	(661,611)	(988,872)	(166,891)	(319,882)
(562,211)	(1,559,891)	(352,592)	(462,059)	(63,089)	(160,552)
(6,066)	(10,694)	(69,653)	(119,189)	(3,089)	(3,990)
(3,981)	(6,402)	(207,121)	(342,784)	(7,835)	(12,609)
(8,066)	(9,188)	(22,360)	(34,770)	(2,132)	(3,602)
(223)	(448)	(151)	(244)	—	—
(3,917,799)	(5,175,108)	(16,519,661)	(27,880,846)	(383,477)	(651,819)

(8,422,191)	(15,810,192)	(27,271,438)	(43,798,347)	(1,583,592)	(3,017,996)

—	(3,059,029)	(1,174,791)	(13,271,150)	—	—
—	(133,060)	(17,345)	(405,355)	—	—
—	(2,335,874)	(115,651)	(1,533,776)	—	—
—	(1,084,853)	(38,968)	(303,064)	—	—
—	(4,634)	(10,192)	(144,277)	—	—
—	(2,843)	(26,349)	(349,362)	—	—
—	(2,580)	(2,383)	(21,184)	—	—
—	(216)	(17)	(215)	—	—
—	(2,530,714)	(1,890,131)	(21,943,324)	—	—

—	(9,153,803)	(3,275,827)	(37,971,707)	—	—

—	—	—	—	—	(33,712)
—	—	—	—	—	(588)
—	—	—	—	—	(5,881)
—	—	—	—	—	(2,952)
—	—	—	—	—	(73)
—	—	—	—	—	(232)
—	—	—	—	—	(66)
—	—	—	—	—	(11,984)

—	—	—	—	—	(55,488)

(8,422,191)	(24,963,995)	(30,547,265)	(81,770,054)	(1,583,592)	(3,073,484)

97,860,495	72,247,808	194,793,341	427,344,427	5,956,558	13,151,845
8,177,453	23,910,160	30,120,703	80,514,405	1,532,052	2,949,075
(56,417,789)	(128,866,220)	(203,898,214)	(266,672,752)	(11,496,375)	(29,925,053)

49,620,159	(32,708,252)	21,015,830	241,186,080	(4,007,765)	(13,824,133)

52,856,130	(67,440,712)	41,908,450	168,557,475	(5,877,090)	(18,330,377)

355,686,981	423,127,693	1,899,931,226	1,731,373,751	95,066,720	113,397,097

$408,543,111	$355,686,981	$1,941,839,676	$1,899,931,226	$89,189,630	$95,066,720

$(365,324)	$(655,055)	$2,698,370	$2,901,580	$(76,808)	$(160,944)

The accompanying notes are an integral part of these financial statements.

279

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford World Bond Fund
	For the Six-Month Period Ended April 30, 2016 (Unaudited)	For the Year Ended October 31, 2015
Operations:
Net investment income (loss)	$21,400,422	$35,967,345
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(110,410,873)	76,548,444
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	126,615,759	(78,717,941)

Net Increase (Decrease) in Net Assets Resulting from Operations	37,605,308	33,797,848

Distributions to Shareholders:
From net investment income
Class A	(1,735,584)	(16,483,863)
Class C	(102,460)	(5,011,862)
Class I	(9,759,287)	(77,893,940)
Class R3	(1,805)	(26,013)
Class R4	(14,944)	(50,578)
Class R5	(1,457)	(9,302)
Class R6	(1,727)	(1,024)
Class Y	(2,542,428)	(21,095,851)

Total from net investment income	(14,159,692)	(120,572,433)

From net realized gain on investments
Class A	(14,873,653)	—
Class C	(4,341,666)	—
Class I	(56,379,832)	—
Class R3	(20,717)	—
Class R4	(120,520)	—
Class R5	(8,420)	—
Class R6	(4,593)	—
Class Y	(16,158,895)	—

Total from net realized gain on investments	(91,908,296)	—

Total distributions	(106,067,988)	(120,572,433)

Capital Share Transactions:
Sold	899,612,966	1,796,390,593
Issued on reinvestment of distributions	96,140,528	101,250,001
Redeemed	(1,139,294,986)	(1,173,838,822)

Net increase (decrease) from capital share transactions	(143,541,492)	723,801,772

Net Increase (Decrease) in Net Assets	(212,004,172)	637,027,187

Net Assets:
Beginning of period	3,724,194,757	3,087,167,570

End of period	$3,512,190,585	$3,724,194,757

Undistributed (distributions in excess of) net investment income	$8,315,728	$1,074,998

The accompanying notes are an integral part of these financial statements.

280

Fixed Income Funds

Financial Highlights

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Duration-Hedged Strategic Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.01	$0.17	$(0.13)	$0.04	$(0.17)	$—	$—	$(0.17)	$8.88	0.50	%(5)	$7,787	1.39	%(6)(7)	0.52	%(6)(7)	3.84	%(6)	11%
C	9.00	0.13	(0.12)	0.01	(0.14)	—	—	(0.14)	8.87	0.12	(5)	1,735	2.13	(6)(7)	1.26	(6)(7)	3.11	(6)	11
I	9.00	0.18	(0.12)	0.06	(0.18)	—	—	(0.18)	8.88	0.73	(5)	422	1.07	(6)(7)	0.20	(6)(7)	4.19	(6)	11
R3	9.00	0.15	(0.12)	0.03	(0.16)	—	—	(0.16)	8.87	0.34	(5)	389	1.74	(6)(7)	0.87	(6)(7)	3.54	(6)	11
R4	9.00	0.17	(0.13)	0.04	(0.17)	—	—	(0.17)	8.87	0.49	(5)	392	1.44	(6)(7)	0.57	(6)(7)	3.84	(6)	11
R5	9.00	0.18	(0.13)	0.05	(0.18)	—	—	(0.18)	8.87	0.64	(5)	395	1.14	(6)(7)	0.27	(6)(7)	4.14	(6)	11
Y	9.00	0.18	(0.12)	0.06	(0.19)	—	—	(0.19)	8.87	0.69	(5)	1,782	1.04	(6)(7)	0.17	(6)(7)	4.24	(6)	11

For the Year Ended October 31, 2015
A	$9.90	$0.34	$(0.76)	$(0.42)	$(0.47)	$—	$—	$(0.47)	$9.01	(4.28)%		$8,357	1.27%		0.49%		3.66%		50%
C	9.90	0.30	(0.80)	(0.50)	(0.40)	—	—	(0.40)	9.00	(5.10)		2,034	2.03		1.25		3.22		50
I	9.90	0.39	(0.79)	(0.40)	(0.50)	—	—	(0.50)	9.00	(4.08)		445	0.96		0.18		4.18		50
R3	9.90	0.33	(0.79)	(0.46)	(0.44)	—	—	(0.44)	9.00	(4.74)		388	1.65		0.86		3.51		50
R4	9.90	0.36	(0.79)	(0.43)	(0.47)	—	—	(0.47)	9.00	(4.45)		390	1.35		0.56		3.81		50
R5	9.90	0.38	(0.79)	(0.41)	(0.49)	—	—	(0.49)	9.00	(4.17)		393	1.05		0.26		4.11		50
Y	9.90	0.39	(0.79)	(0.40)	(0.50)	—	—	(0.50)	9.00	(4.07)		1,770	0.94		0.16		4.21		50

For the Period Ended October 31, 2014
A(8)	$10.00	$0.34	$(0.12)	$0.22	$(0.32)	$—	$—	$(0.32)	$9.90	2.17	%(5)	$7,266	1.87	%(6)	0.41	%(6)	3.60	%(6)	27	%(5)
C(8)	10.00	0.29	(0.13)	0.16	(0.26)	—	—	(0.26)	9.90	1.60	(5)	1,824	2.55	(6)	1.09	(6)	3.02	(6)	27	(5)
I(8)	10.00	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	9.90	2.45	(5)	458	1.62	(6)	0.16	(6)	3.72	(6)	27	(5)
R3(8)	10.00	0.29	(0.10)	0.19	(0.29)	—	—	(0.29)	9.90	1.83	(5)	407	2.32	(6)	0.86	(6)	3.01	(6)	27	(5)
R4(8)	10.00	0.31	(0.10)	0.21	(0.31)	—	—	(0.31)	9.90	2.10	(5)	408	2.02	(6)	0.56	(6)	3.31	(6)	27	(5)
R5(8)	10.00	0.34	(0.10)	0.24	(0.34)	—	—	(0.34)	9.90	2.38	(5)	410	1.72	(6)	0.26	(6)	3.60	(6)	27	(5)
Y(8)	10.00	0.35	(0.10)	0.25	(0.35)	—	—	(0.35)	9.90	2.47		1,845	1.62	(6)	0.16	(6)	3.70	(6)	27	(5)

The Hartford Emerging Markets Local Debt Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$7.09	$0.18	$0.36	$0.54	$(0.18)	$—	$—	$(0.18)	$7.45	7.83	%(5)	$5,232	1.65	%(6)(7)	1.26	%(6)(7)	5.14	%(6)	96%
C	7.08	0.15	0.37	0.52	(0.15)	—	—	(0.15)	7.45	7.56	(5)	1,105	2.46	(6)(7)	2.01	(6)(7)	4.34	(6)	96
I	7.07	0.18	0.38	0.56	(0.19)	—	—	(0.19)	7.44	8.14	(5)	1,729	1.45	(6)(7)	1.01	(6)(7)	5.31	(6)	96
R3	7.08	0.16	0.34	0.50	(0.17)	—	—	(0.17)	7.41	7.16	(5)	34	1.91	(6)(7)	1.56	(6)(7)	4.44	(6)	96
R4	7.08	0.17	0.36	0.53	(0.18)	—	—	(0.18)	7.43	7.71	(5)	47	1.61	(6)(7)	1.26	(6)(7)	4.76	(6)	96
R5	7.08	0.18	0.31	0.49	(0.34)	—	—	(0.34)	7.23	7.23	(5)	11	1.31	(6)(7)	0.96	(6)(7)	5.03	(6)	96
Y	7.05	0.19	0.36	0.55	(0.19)	—	—	(0.19)	7.41	8.09	(5)	88,727	1.21	(6)(7)	0.91	(6)(7)	5.44	(6)	96

For the Year Ended October 31, 2015
A	$9.00	$0.36	$(1.87)	$(1.51)	$—	$—	$(0.40)	$(0.40)	$7.09	(17.13)%		$5,827	1.53%		1.25%		4.56%		122%
C	8.99	0.32	(1.90)	(1.58)	—	—	(0.33)	(0.33)	7.08	(17.81)		1,289	2.29		2.00		3.99		122
I	8.98	0.38	(1.87)	(1.49)	—	—	(0.42)	(0.42)	7.07	(16.95)		3,716	1.18		0.97		4.57		122
R3	8.99	0.34	(1.88)	(1.54)	—	—	(0.37)	(0.37)	7.08	(17.40)		1,688	1.81		1.55		4.33		122
R4	8.99	0.37	(1.88)	(1.51)	—	—	(0.40)	(0.40)	7.08	(17.14)		1,741	1.51		1.25		4.63		122
R5	8.99	0.39	(1.88)	(1.49)	—	—	(0.42)	(0.42)	7.08	(16.89)		1,726	1.21		0.95		4.93		122
Y	8.96	0.40	(1.89)	(1.49)	—	—	(0.42)	(0.42)	7.05	(16.90)		177,798	1.11		0.90		5.02		122

The accompanying notes are an integral part of these financial statements.

281

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund (continued)
For the Year Ended October 31, 2014
A	$9.51	$0.42	$(0.52)	$(0.10)	$(0.04)	$(0.01)	$(0.36)	$(0.41)	$9.00	(1.10)%		$9,792	1.47%		1.25%		4.57%		144%
C	9.50	0.35	(0.52)	(0.17)	(0.03)	(0.01)	(0.30)	(0.34)	8.99	(1.85)		3,208	2.23		2.00		3.78		144
I	9.50	0.44	(0.52)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.98	(0.91)		43,683	1.19		0.98		4.78		144
R3	9.50	0.39	(0.52)	(0.13)	(0.03)	(0.01)	(0.34)	(0.38)	8.99	(1.38)		2,041	1.81		1.55		4.23		144
R4	9.50	0.42	(0.52)	(0.10)	(0.04)	(0.01)	(0.36)	(0.41)	8.99	(1.09)		2,101	1.51		1.25		4.53		144
R5	9.51	0.45	(0.53)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.99	(0.89)		2,078	1.20		0.95		4.83		144
Y	9.47	0.45	(0.52)	(0.07)	(0.04)	(0.01)	(0.39)	(0.44)	8.96	(0.74)		257,218	1.11		0.90		4.86		144

For the Year Ended October 31, 2013
A	$10.02	$0.41	$(0.47)	$(0.06)	$(0.39)	$(0.06)	$—	$(0.45)	$9.51	(0.70)%		$24,773	1.49%		1.25%		4.16%		95%
C	10.01	0.34	(0.47)	(0.13)	(0.32)	(0.06)	—	(0.38)	9.50	(1.40)		6,280	2.22		1.99		3.43		95
I	10.01	0.43	(0.47)	(0.04)	(0.41)	(0.06)	—	(0.47)	9.50	(0.45)		33,259	1.25		1.00		4.41		95
R3	10.01	0.38	(0.47)	(0.09)	(0.36)	(0.06)	—	(0.42)	9.50	(1.01)		2,097	1.84		1.55		3.86		95
R4	10.01	0.41	(0.47)	(0.06)	(0.39)	(0.06)	—	(0.45)	9.50	(0.71)		2,165	1.54		1.25		4.16		95
R5	10.01	0.44	(0.46)	(0.02)	(0.42)	(0.06)	—	(0.48)	9.51	(0.31)		2,095	1.24		0.95		4.46		95
Y	9.98	0.44	(0.47)	(0.03)	(0.42)	(0.06)	—	(0.48)	9.47	(0.36)		178,911	1.14		0.90		4.50		95

For the Year Ended October 31, 2012
A	$9.24	$0.37	$0.71	$1.08	$(0.30)	$—	$—	$(0.30)	$10.02	11.96%		$20,430	1.65%		1.24%		3.96%		99%
C	9.24	0.30	0.70	1.00	(0.23)	—	—	(0.23)	10.01	11.03		3,846	2.38		1.97		3.22		99
I	9.23	0.40	0.71	1.11	(0.33)	—	—	(0.33)	10.01	12.28		23,655	1.37		0.96		4.27		99
R3	9.24	0.34	0.70	1.04	(0.27)	—	—	(0.27)	10.01	11.48		2,112	2.02		1.55		3.65		99
R4	9.24	0.37	0.70	1.07	(0.30)	—	—	(0.30)	10.01	11.81		2,094	1.72		1.25		3.95		99
R5	9.24	0.40	0.70	1.10	(0.33)	—	—	(0.33)	10.01	12.15		2,103	1.42		0.95		4.25		99
Y	9.21	0.41	0.69	1.10	(0.33)	—	—	(0.33)	9.98	12.25		75,221	1.31		0.90		4.37		99

For the Period Ended October 31, 2011(9)
A(10)	$10.00	$0.14	$(0.77)	$(0.63)	$(0.11)	$—	$(0.02)	$(0.13)	$9.24	(6.37	)%(5)	$17,895	1.66	%(6)	1.20	%(6)	3.77	%(6)	61	%(5)
C(10)	10.00	0.11	(0.77)	(0.66)	(0.08)	—	(0.02)	(0.10)	9.24	(6.64	)(5)	4,178	2.40	(6)	1.94	(6)	3.00	(6)	61	(5)
I(10)	10.00	0.14	(0.77)	(0.63)	(0.12)	—	(0.02)	(0.14)	9.23	(6.37	)(5)	8,900	1.52	(6)	1.00	(6)	3.86	(6)	61	(5)
R3(10)	10.00	0.14	(0.79)	(0.65)	(0.09)	—	(0.02)	(0.11)	9.24	(6.50	)(5)	1,888	2.05	(6)	1.55	(6)	3.48	(6)	61	(5)
R4(10)	10.00	0.15	(0.78)	(0.63)	(0.11)	—	(0.02)	(0.13)	9.24	(6.39	)(5)	1,872	1.75	(6)	1.25	(6)	3.78	(6)	61	(5)
R5(10)	10.00	0.16	(0.78)	(0.62)	(0.12)	—	(0.02)	(0.14)	9.24	(6.28	)(5)	1,874	1.45	(6)	0.95	(6)	4.08	(6)	61	(5)
Y(10)	10.00	0.15	(0.80)	(0.65)	(0.12)	—	(0.02)	(0.14)	9.21	(6.56	)(5)	13,397	1.36	(6)	0.90	(6)	4.13	(6)	61	(5)

The Hartford Floating Rate Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$8.41	$0.18	$(0.09)	$0.09	$(0.17)	$—	$—	$(0.17)	$8.33	1.20	%(5)	$940,231	1.02	%(6)(7)	1.01	%(6)(7)(11)	4.43	%(6)	15%
B	8.40	0.15	(0.10)	0.05	(0.14)	—	—	(0.14)	8.31	0.70	(5)	5,509	1.92	(6)(7)	1.76	(6)(7)(11)	3.67	(6)	15
C	8.40	0.15	(0.09)	0.06	(0.15)	—	—	(0.15)	8.31	0.71	(5)	1,267,228	1.74	(6)(7)	1.74	(6)(7)(11)	3.70	(6)	15
I	8.42	0.19	(0.08)	0.11	(0.19)	—	—	(0.19)	8.34	1.33	(5)	1,369,787	0.74	(6)(7)	0.74	(6)(7)(11)	4.69	(6)	15
R3	8.43	0.17	(0.08)	0.09	(0.17)	—	—	(0.17)	8.35	1.08	(5)	12,085	1.38	(6)(7)	1.26	(6)(7)(11)	4.18	(6)	15
R4	8.40	0.18	(0.09)	0.09	(0.17)	—	—	(0.17)	8.32	1.20	(5)	8,776	1.07	(6)(7)	1.01	(6)(7)(11)	4.43	(6)	15
R5	8.41	0.19	(0.09)	0.10	(0.19)	—	—	(0.19)	8.32	1.23	(5)	2,566	0.80	(6)(7)	0.71	(6)(7)(11)	4.72	(6)	15
Y	8.40	0.19	(0.09)	0.10	(0.19)	—	—	(0.19)	8.31	1.25	(5)	296,652	0.66	(6)(7)	0.66	(6)(7)(11)	4.76	(6)	15

The accompanying notes are an integral part of these financial statements.

282

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Floating Rate Fund (continued)
For the Year Ended October 31, 2015
A	$8.88	$0.36	$(0.46)	$(0.10)	$(0.33)	$—	$(0.04)	$(0.37)	$8.41	(1.20)%	$1,109,960	0.98%	0.98%	4.19%	30%
B	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.85)	7,942	1.84	1.75	3.42	30
C	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.94)	1,463,472	1.73	1.73	3.44	30
I	8.89	0.39	(0.47)	(0.08)	(0.35)	—	(0.04)	(0.39)	8.42	(0.92)	1,698,313	0.71	0.71	4.45	30
R3	8.89	0.34	(0.46)	(0.12)	(0.31)	—	(0.03)	(0.34)	8.43	(1.46)	13,707	1.37	1.25	3.92	30
R4	8.87	0.36	(0.47)	(0.11)	(0.32)	—	(0.04)	(0.36)	8.40	(1.22)	9,264	1.06	1.00	4.16	30
R5	8.87	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.41	(0.81)	2,818	0.78	0.70	4.46	30
Y	8.86	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.40	(0.76)	398,751	0.65	0.65	4.51	30

For the Year Ended October 31, 2014
A	$9.01	$0.34	$(0.13)	$0.21	$(0.34)	$—	$—	$(0.34)	$8.88	2.35%	$1,459,463	0.96%	0.96%	3.80%	75%
B	9.00	0.27	(0.14)	0.13	(0.27)	—	—	(0.27)	8.86	1.44	18,681	1.81	1.75	3.01	75
C	9.00	0.28	(0.14)	0.14	(0.28)	—	—	(0.28)	8.86	1.48	1,900,141	1.71	1.71	3.06	75
I	9.02	0.37	(0.13)	0.24	(0.37)	—	—	(0.37)	8.89	2.62	2,325,212	0.70	0.70	4.08	75
R3	9.03	0.32	(0.14)	0.18	(0.32)	—	—	(0.32)	8.89	1.94	17,970	1.35	1.25	3.52	75
R4	9.01	0.34	(0.14)	0.20	(0.34)	—	—	(0.34)	8.87	2.20	11,663	1.05	1.00	3.77	75
R5	9.01	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.87	2.50	3,753	0.77	0.70	4.07	75
Y	9.00	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.86	2.57	413,511	0.64	0.64	4.13	75

For the Year Ended October 31, 2013
A	$8.93	$0.36	$0.09	$0.45	$(0.37)	$—	$—	$(0.37)	$9.01	5.08%	$2,064,701	0.96%	0.96%	4.04%	78%
B	8.92	0.29	0.09	0.38	(0.30)	—	—	(0.30)	9.00	4.27	30,017	1.80	1.75	3.28	78
C	8.92	0.30	0.08	0.38	(0.30)	—	—	(0.30)	9.00	4.31	2,195,858	1.71	1.71	3.30	78
I	8.94	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.02	5.35	2,772,328	0.70	0.70	4.29	78
R3	8.95	0.34	0.08	0.42	(0.34)	—	—	(0.34)	9.03	4.77	18,334	1.36	1.25	3.76	78
R4	8.92	0.36	0.09	0.45	(0.36)	—	—	(0.36)	9.01	5.17	13,255	1.04	1.00	4.01	78
R5	8.93	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.01	5.36	3,942	0.76	0.70	4.33	78
Y	8.92	0.39	0.09	0.48	(0.40)	—	—	(0.40)	9.00	5.43	79,142	0.64	0.64	4.39	78

For the Year Ended October 31, 2012(9)
A	$8.64	$0.43	$0.29	$0.72	$(0.43)	$—	$—	$(0.43)	$8.93	8.48%	$1,784,029	0.98%	0.98%	4.85%	60%
B	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.66	35,026	1.80	1.75	4.08	60
C	8.63	0.36	0.29	0.65	(0.36)	—	—	(0.36)	8.92	7.69	2,031,516	1.72	1.72	4.10	60
I	8.65	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.94	8.74	1,817,957	0.73	0.73	5.10	60
R3	8.66	0.40	0.29	0.69	(0.40)	—	—	(0.40)	8.95	8.17	13,889	1.37	1.25	4.57	60
R4	8.63	0.42	0.29	0.71	(0.42)	—	—	(0.42)	8.92	8.47	11,283	1.06	1.00	4.80	60
R5	8.64	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.93	8.78	11,820	0.76	0.70	5.12	60
Y	8.63	0.45	0.29	0.74	(0.45)	—	—	(0.45)	8.92	8.85	75,994	0.65	0.65	5.18	60

For the Year Ended October 31, 2011(9)
A	$8.81	$0.42	$(0.16)	$0.26	$(0.43)	$—	$—	$(0.43)	$8.64	2.91%	$1,972,548	0.97%	0.97%	4.79%	96%
B	8.81	0.35	(0.17)	0.18	(0.36)	—	—	(0.36)	8.63	2.00	41,006	1.79	1.75	4.01	96
C	8.81	0.36	(0.18)	0.18	(0.36)	—	—	(0.36)	8.63	2.03	2,106,199	1.72	1.72	4.05	96
I	8.82	0.45	(0.17)	0.28	(0.45)	—	—	(0.45)	8.65	3.16	1,568,922	0.72	0.72	5.03	96
R3	8.83	0.40	(0.17)	0.23	(0.40)	—	—	(0.40)	8.66	2.62	11,257	1.37	1.25	4.52	96
R4	8.81	0.42	(0.18)	0.24	(0.42)	—	—	(0.42)	8.63	2.76	6,048	1.06	1.00	4.78	96
R5	8.82	0.44	(0.17)	0.27	(0.45)	—	—	(0.45)	8.64	3.07	7,882	0.75	0.70	5.04	96
Y	8.80	0.45	(0.17)	0.28	(0.45)	—	—	(0.45)	8.63	3.24	115,997	0.65	0.65	5.11	96

The accompanying notes are an integral part of these financial statements.

283

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Floating Rate High Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.59	$0.26	$(0.13)	$0.13	$(0.25)	$—	$—	$(0.25)	$9.47	1.49	%(5)	$112,217	1.15	%(6)(7)	1.06	%(6)(7)(12)	5.75	%(6)	24%
C	9.60	0.23	(0.14)	0.09	(0.22)	—	—	(0.22)	9.47	1.01	(5)	84,797	1.90	(6)(7)	1.81	(6)(7)(12)	5.01	(6)	24
I	9.60	0.28	(0.14)	0.14	(0.26)	—	—	(0.26)	9.48	1.62	(5)	93,673	0.91	(6)(7)	0.81	(6)(7)(12)	5.99	(6)	24
R3	9.58	0.25	(0.13)	0.12	(0.24)	—	—	(0.24)	9.46	1.35	(5)	308	1.53	(6)(7)	1.36	(6)(7)(12)	5.43	(6)	24
R4	9.58	0.26	(0.13)	0.13	(0.26)	—	—	(0.26)	9.45	1.44	(5)	484	1.21	(6)(7)	1.06	(6)(7)(12)	5.61	(5)	24
R5	9.57	0.28	(0.04)	0.24	(0.36)	—	—	(0.36)	9.45	2.71	(5)	393	0.91	(6)(7)	0.76	(6)(7)(12)	5.80	(6)	24
Y	9.57	0.28	(0.13)	0.15	(0.27)	—	—	(0.27)	9.45	1.64	(5)	3,014	0.80	(6)(7)	0.76	(6)(7)(12)	6.05	(6)	24

For the Year Ended October 31, 2015
A	$10.54	$0.51	$(0.81)	$(0.30)	$(0.41)	$(0.15)	$(0.09)	$(0.65)	$9.59	(3.00)%		$134,991	1.11%		1.05%		5.06%		55%
C	10.54	0.43	(0.79)	(0.36)	(0.35)	(0.15)	(0.08)	(0.58)	9.60	(3.63)		99,723	1.88		1.80		4.31		55
I	10.55	0.53	(0.80)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.60	(2.75)		148,276	0.86		0.80		5.30		55
R3	10.52	0.48	(0.80)	(0.32)	(0.39)	(0.15)	(0.08)	(0.62)	9.58	(3.21)		807	1.48		1.35		4.73		55
R4	10.52	0.51	(0.80)	(0.29)	(0.41)	(0.15)	(0.09)	(0.65)	9.58	(2.91)		2,889	1.18		1.05		5.06		55
R5	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.63)		2,823	0.88		0.75		5.35		55
Y	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.72)		4,989	0.77		0.75		5.33		55

For the Year Ended October 31, 2014
A	$10.70	$0.47	$(0.13)	$0.34	$(0.47)	$(0.03)	$—	$(0.50)	$10.54	3.23%		$191,162	1.10%		1.05%		4.35%		100%
C	10.70	0.39	(0.13)	0.26	(0.39)	(0.03)	—	(0.42)	10.54	2.47		118,465	1.87		1.80		3.61		100
I	10.71	0.50	(0.14)	0.36	(0.49)	(0.03)	—	(0.52)	10.55	3.49		207,458	0.84		0.80		4.62		100
R3	10.68	0.43	(0.13)	0.30	(0.43)	(0.03)	—	(0.46)	10.52	2.93		2,886	1.48		1.35		4.06		100
R4	10.68	0.47	(0.13)	0.34	(0.47)	(0.03)	—	(0.50)	10.52	3.24		3,015	1.18		1.05		4.35		100
R5	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.45		2,515	0.88		0.75		4.65		100
Y	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.55		13,269	0.78		0.75		4.66		100

For the Year Ended October 31, 2013
A	$10.60	$0.48	$0.22	$0.70	$(0.50)	$(0.10)	$—	$(0.60)	$10.70	6.78%		$163,631	1.13%		1.05%		4.53%		59%
C	10.60	0.40	0.22	0.62	(0.42)	(0.10)	—	(0.52)	10.70	5.98		89,287	1.88		1.80		3.78		59
I	10.60	0.50	0.23	0.73	(0.52)	(0.10)	—	(0.62)	10.71	7.15		119,549	0.84		0.80		4.73		59
R3	10.58	0.46	0.21	0.67	(0.47)	(0.10)	—	(0.57)	10.68	6.47		2,560	1.50		1.35		4.32		59
R4	10.58	0.49	0.21	0.70	(0.50)	(0.10)	—	(0.60)	10.68	6.79		2,642	1.19		1.05		4.62		59
R5	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11		2,427	0.89		0.75		4.93		59
Y	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11		10,907	0.80		0.75		4.92		59

For the Year Ended October 31, 2012
A	$10.20	$0.62	$0.42	$1.04	$(0.64)	$—	$—	$(0.64)	$10.60	10.54%		$46,387	1.31%		1.04%		5.93%		67%
C	10.20	0.54	0.42	0.96	(0.56)	—	—	(0.56)	10.60	9.70		24,263	2.05		1.78		5.18		67
I	10.20	0.65	0.42	1.07	(0.67)	—	—	(0.67)	10.60	10.80		15,072	1.05		0.78		6.23		67
R3	10.20	0.61	0.38	0.99	(0.61)	—	—	(0.61)	10.58	9.98		2,252	1.72		1.35		5.85		67
R4	10.20	0.64	0.38	1.02	(0.64)	—	—	(0.64)	10.58	10.31		2,292	1.42		1.05		6.15		67
R5	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64		2,264	1.12		0.75		6.45		67
Y	10.20	0.67	0.38	1.05	(0.67)	—	—	(0.67)	10.58	10.64		10,181	1.02		0.75		6.45		67

For the Year Ended October 31, 2011
A(13)	$10.00	$0.03	$0.20	$0.23	$(0.03)	$—	$—	$(0.03)	$10.20	2.25	%(5)	$6,855	1.29	%(6)	1.00	%(6)	4.72	%(6)	—	%(5)
C(13)	10.00	0.03	0.19	0.22	(0.02)	—	—	(0.02)	10.20	2.19	(5)	3,101	2.07	(6)	1.78	(6)	4.21	(6)	—	(5)
I(13)	10.00	0.04	0.19	0.23	(0.03)	—	—	(0.03)	10.20	2.28	(5)	2,611	1.05	(6)	0.76	(6)	5.10	(6)	—	(5)
R3(13)	10.00	0.03	0.19	0.22	(0.02)	—	—	(0.02)	10.20	2.22	(5)	2,044	1.74	(6)	1.35	(6)	4.25	(6)	—	(5)
R4(13)	10.00	0.03	0.20	0.23	(0.03)	—	—	(0.03)	10.20	2.25	(5)	2,044	1.44	(6)	1.05	(6)	4.55	(6)	—	(5)
R5(13)	10.00	0.04	0.19	0.23	(0.03)	—	—	(0.03)	10.20	2.28	(5)	2,045	1.14	(6)	0.75	(6)	4.85	(6)	—	(5)
Y(13)	10.00	0.04	0.19	0.23	(0.03)	—	—	(0.03)	10.20	2.27	(5)	9,195	1.04	(6)	0.75	(6)	4.85	(6)	—	(5)

The accompanying notes are an integral part of these financial statements.

284

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions		Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford High Yield Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$7.14	$0.17	$(0.06)	$0.11	$(0.17)	$—	$—		$(0.17)	$7.08	1.61	%(5)	$226,145	1.21	%(6)(7)	1.06	%(6)(7)(14)	4.94	%(6)	25%
B	7.10	0.14	(0.06)	0.08	(0.14)	—	—		(0.14)	7.04	1.23	(5)	2,290	2.15	(6)(7)	1.81	(6)(7)(14)	4.19	(6)	25
C	7.12	0.14	(0.06)	0.08	(0.14)	—	—		(0.14)	7.06	1.23	(5)	60,601	1.88	(6)(7)	1.81	(6)(7)(14)	4.19	(6)	25
I	7.18	0.18	(0.06)	0.12	(0.18)	—	—		(0.18)	7.12	1.74	(5)	31,312	0.86	(6)(7)	0.81	(6)(7)(14)	5.11	(6)	25
R3	7.14	0.16	(0.06)	0.10	(0.16)	—	—		(0.16)	7.08	1.46	(5)	2,879	1.49	(6)(7)	1.36	(6)(7)(14)	4.65	(6)	25
R4	7.15	0.17	(0.06)	0.11	(0.17)	—	—		(0.17)	7.09	1.61	(5)	1,289	1.19	(6)(7)	1.06	(6)(7)(14)	4.94	(6)	25
R5	7.14	0.18	(0.06)	0.12	(0.18)	—	—		(0.18)	7.08	1.76	(5)	547	0.89	(6)(7)	0.76	(6)(7)(14)	5.23	(6)	25
Y	7.13	0.18	(0.06)	0.12	(0.18)	—	—		(0.18)	7.07	1.79	(5)	8,192	0.76	(6)(7)	0.71	(6)(7)(14)	5.29	(6)	25

For the Year Ended October 31, 2015
A	$7.68	$0.35	$(0.54)	$(0.19)	$(0.35)	$—	$—	(15)	$(0.35)	$7.14	(2.52)%		$245,946	1.16%		1.05%		4.64%		40%
B	7.64	0.30	(0.55)	(0.25)	(0.29)	—	—	(15)	(0.29)	7.10	(3.27)		3,274	2.06		1.80		3.99		40
C	7.65	0.30	(0.54)	(0.24)	(0.29)	—	—	(15)	(0.29)	7.12	(3.13)		67,854	1.84		1.80		4.00		40
I	7.72	0.37	(0.54)	(0.17)	(0.37)	—	—	(15)	(0.37)	7.18	(2.25)		30,492	0.84		0.80		4.99		40
R3	7.68	0.33	(0.54)	(0.21)	(0.33)	—	—	(15)	(0.33)	7.14	(2.81)		2,178	1.48		1.35		4.45		40
R4	7.68	0.35	(0.53)	(0.18)	(0.35)	—	—	(15)	(0.35)	7.15	(2.38)		1,377	1.17		1.05		4.75		40
R5	7.68	0.37	(0.54)	(0.17)	(0.37)	—	—	(15)	(0.37)	7.14	(2.22)		489	0.86		0.75		5.05		40
Y	7.67	0.38	(0.54)	(0.16)	(0.38)	—	—	(15)	(0.38)	7.13	(2.18)		7,728	0.74		0.70		5.10		40

For the Year Ended October 31, 2014
A	$7.66	$0.38	$0.02	$0.40	$(0.38)	$—	$—		$(0.38)	$7.68	5.35%		$262,960	1.14%		1.05%		4.90%		54%
B	7.62	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.64	4.60		5,683	2.02		1.80		4.17		54
C	7.63	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.65	4.60		95,449	1.83		1.80		4.15		54
I	7.70	0.40	0.03	0.43	(0.41)	—	—		(0.41)	7.72	5.60		46,691	0.81		0.78		5.17		54
R3	7.65	0.36	0.03	0.39	(0.36)	—	—		(0.36)	7.68	5.18		2,487	1.47		1.35		4.60		54
R4	7.66	0.38	0.03	0.41	(0.39)	—	—		(0.39)	7.68	5.35		1,367	1.16		1.05		4.91		54
R5	7.65	0.40	0.04	0.44	(0.41)	—	—		(0.41)	7.68	5.81		522	0.85		0.75		5.21		54
Y	7.65	0.41	0.01	0.42	(0.40)	—	—		(0.40)	7.67	5.73		8,415	0.73		0.70		5.25		54
For the Year Ended October 31, 2013
A	$7.53	$0.40	$0.14	$0.54	$(0.41)	$—	$—		$(0.41)	$7.66	7.33%		$295,950	1.15%		1.05%		5.29%		58%
B	7.50	0.34	0.13	0.47	(0.35)	—	—		(0.35)	7.62	6.43		8,242	1.99		1.80		4.54		58
C	7.51	0.34	0.13	0.47	(0.35)	—	—		(0.35)	7.63	6.42		105,204	1.81		1.80		4.54		58
I	7.57	0.42	0.14	0.56	(0.43)	—	—		(0.43)	7.70	7.56		65,060	0.81		0.79		5.54		58
R3	7.53	0.38	0.13	0.51	(0.39)	—	—		(0.39)	7.65	6.87		2,872	1.47		1.35		4.96		58
R4	7.54	0.40	0.13	0.53	(0.41)	—	—		(0.41)	7.66	7.18		1,323	1.14		1.05		5.30		58
R5	7.53	0.42	0.13	0.55	(0.43)	—	—		(0.43)	7.65	7.51		609	0.84		0.75		5.57		58
Y	7.53	0.43	0.13	0.56	(0.44)	—	—		(0.44)	7.65	7.57		8,599	0.72		0.70		5.65		58

For the Year Ended October 31, 2012(9)
A	$7.20	$0.44	$0.33	$0.77	$(0.44)	$—	$—		$(0.44)	$7.53	11.00%		$365,718	1.12%		1.05%		5.97%		138%
B	7.17	0.38	0.33	0.71	(0.38)	—	—		(0.38)	7.50	10.24		10,990	2.00		1.80		5.28		138
C	7.18	0.38	0.33	0.71	(0.38)	—	—		(0.38)	7.51	10.23		103,639	1.82		1.79		5.24		138
I	7.23	0.46	0.34	0.80	(0.46)	—	—		(0.46)	7.57	11.39		64,195	0.83		0.80		6.24		138
R3	7.20	0.42	0.33	0.75	(0.42)	—	—		(0.42)	7.53	10.68		1,934	1.49		1.35		5.65		138
R4	7.20	0.44	0.34	0.78	(0.44)	—	—		(0.44)	7.54	11.15		1,191	1.16		1.05		5.85		138
R5	7.20	0.46	0.33	0.79	(0.46)	—	—		(0.46)	7.53	11.34		431	0.86		0.75		6.25		138
Y	7.19	0.47	0.33	0.80	(0.46)	—	—		(0.46)	7.53	11.55		15,468	0.73		0.70		6.39		138

The accompanying notes are an integral part of these financial statements.

285

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford High Yield Fund (continued)
For the Year Ended October 31, 2011(9)
A	$7.37	$0.53	$(0.17)	$0.36	$(0.53)	$—	$—	$(0.53)	$7.20	4.95%		$280,568	1.14%		1.05%		7.19%		117%
B	7.34	0.48	(0.17)	0.31	(0.48)	—	—	(0.48)	7.17	4.19		13,007	1.99		1.80		6.45		117
C	7.35	0.47	(0.16)	0.31	(0.48)	—	—	(0.48)	7.18	4.20		102,694	1.83		1.80		6.43		117
I	7.39	0.55	(0.16)	0.39	(0.55)	—	—	(0.55)	7.23	5.36		86,138	0.82		0.79		7.38		117
R3	7.36	0.51	(0.16)	0.35	(0.51)	—	—	(0.51)	7.20	4.79		1,423	1.51		1.35		6.85		117
R4	7.37	0.53	(0.17)	0.36	(0.53)	—	—	(0.53)	7.20	4.95		483	1.19		1.05		7.13		117
R5	7.37	0.56	(0.18)	0.38	(0.55)	—	—	(0.55)	7.20	5.27		321	0.84		0.75		7.45		117
Y	7.36	0.57	(0.18)	0.39	(0.56)	—	—	(0.56)	7.19	5.32		20,136	0.73		0.70		7.53		117

The Hartford Inflation Plus Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.57	$(0.04)	$0.33	$0.29	$—	$—	$—	$—	$10.86	2.74	%(5)	$241,129	0.97	%(6)(7)	0.86	%(6)(7)(16)	(0.75	)%(6)	18%
B	10.18	(0.08)	0.32	0.24	—	—	—	—	10.42	2.36	(5)	7,679	1.84	(6)(7)	1.61	(6)(7)(16)	(1.55	)(6)	18
C	10.17	(0.08)	0.32	0.24	—	—	—	—	10.41	2.36	(5)	160,300	1.69	(6)(7)	1.61	(6)(7)(16)	(1.51	)(6)	18
I	10.73	(0.03)	0.34	0.31	—	—	—	—	11.04	2.89	(5)	60,678	0.76	(6)(7)	0.61	(6)(7)(16)	(0.49	)(6)	18
R3	10.40	(0.06)	0.33	0.27	—	—	—	—	10.67	2.60	(5)	58,659	1.27	(6)(7)	1.21	(6)(7)(16)	(1.09	)(6)	18
R4	10.56	(0.04)	0.33	0.29	—	—	—	—	10.85	2.75	(5)	16,770	0.97	(6)(7)	0.91	(6)(7)(16)	(0.81	)(6)	18
R5	10.71	(0.03)	0.33	0.30	—	—	—	—	11.01	2.80	(5)	3,018	0.69	(6)(7)	0.61	(6)(7)(16)	(0.56	)(6)	18
Y	10.75	(0.03)	0.35	0.32	—	—	—	—	11.07	2.98	(5)	99,152	0.56	(6)(7)	0.56	(6)(7)(16)	(0.54	)(6)	18

For the Year Ended October 31, 2015
A	$10.79	$(0.04)	$(0.17)	$(0.21)	$(0.01)	$—	$—	$(0.01)	$10.57	(1.99)%		$257,100	0.94%		0.85%		(0.34)%		155%
B	10.47	(0.13)	(0.16)	(0.29)	—	—	—	—	10.18	(2.75)		10,385	1.78		1.60		(1.22)		155
C	10.47	(0.12)	(0.18)	(0.30)	—	—	—	—	10.17	(2.84)		178,363	1.66		1.60		(1.13)		155
I	10.94	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	10.73	(1.85)		63,658	0.73		0.60		(0.18)		155
R3	10.66	(0.06)	(0.20)	(0.26)	—	—	—	—	10.40	(2.40)		61,292	1.25		1.20		(0.60)		155
R4	10.79	(0.03)	(0.19)	(0.22)	(0.01)	—	—	(0.01)	10.56	(2.08)		19,243	0.95		0.90		(0.30)		155
R5	10.91	(0.01)	(0.18)	(0.19)	(0.01)	—	—	(0.01)	10.71	(1.77)		3,757	0.66		0.60		(0.12)		155
Y	10.95	0.00	(0.19)	(0.19)	(0.01)	—	—	(0.01)	10.75	(1.76)		197,882	0.54		0.54		0.03		155
For the Year Ended October 31, 2014
A	$11.32	$0.05	$(0.10)	$(0.05)	$(0.07)	$(0.41)	$—	$(0.48)	$10.79	(0.43)%		$339,993	0.92%		0.85%		0.48%		108%
B	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)		16,784	1.74		1.60		(0.35)		108
C	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)		240,647	1.63		1.60		(0.33)		108
I	11.45	0.06	(0.08)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.94	(0.16)		91,095	0.67		0.60		0.58		108
R3	11.21	0.02	(0.11)	(0.09)	(0.05)	(0.41)	—	(0.46)	10.66	(0.74)		69,577	1.23		1.20		0.19		108
R4	11.33	0.05	(0.12)	(0.07)	(0.06)	(0.41)	—	(0.47)	10.79	(0.54)		22,639	0.92		0.90		0.43		108
R5	11.42	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.91	(0.16)		5,119	0.64		0.60		0.79		108
Y	11.46	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.95	(0.13)		231,771	0.52		0.52		0.84		108

For the Year Ended October 31, 2013
A	$12.65	$0.04	$(0.91)	$(0.87)	$(0.04)	$(0.42)	$—	$(0.46)	$11.32	(7.15)%		$507,889	0.88%		0.85%		0.34%		82%
B	12.44	(0.05)	(0.90)	(0.95)	(0.02)	(0.42)	—	(0.44)	11.05	(7.88)		28,633	1.69		1.60		(0.43)		82
C	12.43	(0.05)	(0.89)	(0.94)	(0.02)	(0.42)	—	(0.44)	11.05	(7.81)		375,906	1.60		1.60		(0.42)		82
I	12.76	0.06	(0.91)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.45	(6.88)		124,329	0.65		0.60		0.51		82
R3	12.57	—	(0.91)	(0.91)	(0.03)	(0.42)	—	(0.45)	11.21	(7.49)		73,380	1.22		1.20		0.01		82
R4	12.66	0.04	(0.91)	(0.87)	(0.04)	(0.42)	—	(0.46)	11.33	(7.15)		29,584	0.91		0.90		0.30		82
R5	12.73	0.08	(0.93)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.42	(6.90)		6,219	0.63		0.60		0.69		82
Y	12.76	0.07	(0.90)	(0.83)	(0.05)	(0.42)	—	(0.47)	11.46	(6.79)		287,361	0.51		0.51		0.60		82

The accompanying notes are an integral part of these financial statements.

286

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Inflation Plus Fund (continued)
For the Year Ended October 31, 2012
A	$12.36	$0.08	$0.80	$0.88	$(0.07)	$(0.52)	$—	$(0.59)	$12.65	7.41%		$851,003	0.86%		0.85%		0.69%		102%
B	12.22	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.44	6.65		53,262	1.66		1.60		(0.11)		102
C	12.21	(0.01)	0.79	0.78	(0.04)	(0.52)	—	(0.56)	12.43	6.66		717,899	1.59		1.59		(0.04)		102
I	12.44	0.11	0.81	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.70		297,985	0.64		0.60		0.91		102
R3	12.31	0.05	0.78	0.83	(0.05)	(0.52)	—	(0.57)	12.57	7.07		94,112	1.21		1.20		0.41		102
R4	12.37	0.08	0.80	0.88	(0.07)	(0.52)	—	(0.59)	12.66	7.39		41,261	0.91		0.90		0.69		102
R5	12.42	0.13	0.78	0.91	(0.08)	(0.52)	—	(0.60)	12.73	7.63		8,096	0.62		0.60		1.05		102
Y	12.44	0.12	0.80	0.92	(0.08)	(0.52)	—	(0.60)	12.76	7.73		378,089	0.50		0.50		0.99		102

For the Year Ended October 31, 2011(9)
A(17)	$12.27	$0.35	$0.58	$0.93	$(0.32)	$(0.52)	$—	$(0.84)	$12.36	8.19%		$836,386	0.87%		0.85%		2.89%		232%
B	12.16	0.26	0.57	0.83	(0.25)	(0.52)	—	(0.77)	12.22	7.35		72,383	1.67		1.60		2.14		232
C	12.15	0.26	0.57	0.83	(0.25)	(0.52)	—	(0.77)	12.21	7.36		678,916	1.60		1.60		2.16		232
I	12.34	0.37	0.59	0.96	(0.34)	(0.52)	—	(0.86)	12.44	8.45		300,497	0.64		0.60		3.19		232
R3	12.23	0.30	0.59	0.89	(0.29)	(0.52)	—	(0.81)	12.31	7.83		65,208	1.22		1.20		2.70		232
R4	12.28	0.34	0.58	0.92	(0.31)	(0.52)	—	(0.83)	12.37	8.14		25,566	0.92		0.90		2.93		232
R5	12.31	0.36	0.61	0.97	(0.34)	(0.52)	—	(0.86)	12.42	8.55		14,764	0.63		0.60		3.69		232
Y	12.33	0.39	0.59	0.98	(0.35)	(0.52)	—	(0.87)	12.44	8.63		299,096	0.51		0.51		3.37		232

Hartford Municipal Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.09	$0.11	$0.25	$0.36	$(0.11)	$—	$—	$(0.11)	$10.34	3.55	%(5)	$5,755	1.46	%(6)(7)	0.70	%(6)(7)(18)	2.10	%(6)	5%
C	10.09	0.07	0.25	0.32	(0.07)	—	—	(0.07)	10.34	3.17	(5)	2,717	2.19	(6)(7)	1.45	(6)(7)(18)	1.36	(6)	5
I	10.09	0.12	0.25	0.37	(0.12)	—	—	(0.12)	10.34	3.68	(5)	5,298	1.19	(6)(7)	0.45	(6)(7)(18)	2.35	(6)	5

For the Period Ended October 31, 2015
A(19)	$10.00	$0.08	$0.09	$0.17	$(0.08)	$—	$—	$(0.08)	$10.09	1.67	%(5)	$3,075	1.11	%(6)	0.69	%(6)	1.83	%(6)	21%
C(19)	10.00	0.04	0.09	0.13	(0.04)	—	—	(0.04)	10.09	1.35	(5)	2,533	1.83	(6)	1.44	(6)	1.07	(6)	21
I(19)	10.00	0.09	0.09	0.18	(0.09)	—	—	(0.09)	10.09	1.77	(5)	5,107	0.83	(6)	0.44	(6)	2.07	(6)	21

The Hartford Municipal Opportunities Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$8.53	$0.11	$0.19	$0.30	$(0.11)	$—	$—	$(0.11)	$8.72	3.55	%(5)	$257,654	0.69	%(6)(7)	0.69	%(6)(7)(20)	2.59	%(6)	5%
B	8.53	0.08	0.19	0.27	(0.08)	—	—	(0.08)	8.72	3.16	(5)	1,701	1.52	(6)(7)	1.45	(6)(7)(20)	1.84	(6)	5
C	8.54	0.08	0.19	0.27	(0.08)	—	—	(0.08)	8.73	3.16	(5)	117,633	1.45	(6)(7)	1.45	(6)(7)(20)	1.83	(6)	5
I	8.55	0.12	0.19	0.31	(0.12)	—	—	(0.12)	8.74	3.67	(5)	278,800	0.45	(6)(7)	0.45	(6)(7)(20)	2.83	(6)	5

For the Year Ended October 31, 2015
A	$8.53	$0.24	$—	$0.24	$(0.24)	$—	$—	$(0.24)	$8.53	2.85%		$212,254	0.81%		0.75%		2.82%		21%
B	8.53	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.53	2.08		2,425	1.63		1.51		2.06		21
C	8.54	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.54	2.08		97,729	1.57		1.51		2.07		21
I	8.55	0.26	—	0.26	(0.26)	—	—	(0.26)	8.55	3.10		166,610	0.56		0.50		3.08		21

For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%		$192,531	0.90%		0.85%		3.03%		29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04		3,216	1.72		1.60		2.30		29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03		91,177	1.66		1.60		2.29		29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08		102,341	0.65		0.60		3.26		29

The accompanying notes are an integral part of these financial statements.

287

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Municipal Opportunities Fund (continued)
For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)	$8.24	(1.58)%		$153,818	0.91%		0.91	%(21)	3.35%		37%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.23	(2.44)		4,161	1.72		1.66	(21)	2.60		37
C	8.67	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.24	(2.44)		86,844	1.66		1.66	(21)	2.60		37
I	8.68	0.31	(0.43)	(0.12)	(0.31)	—	—	(0.31)	8.25	(1.45)		58,996	0.66		0.66	(21)	3.60		37

For the Year Ended October 31, 2012(9)
A	$8.01	$0.34	$0.65	$0.99	$(0.34)	$—	$—	$(0.34)	$8.66	12.58%		$202,931	0.91%		0.91	%(21)	4.05%		51%
B	8.01	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.66	11.75		5,597	1.72		1.66	(21)	3.32		51
C	8.02	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.67	11.73		117,699	1.67		1.66	(21)	3.31		51
I	8.03	0.36	0.65	1.01	(0.36)	—	—	(0.36)	8.68	12.83		78,183	0.67		0.66	(21)	4.31		51

For the Year Ended October 31, 2011(9)
A	$8.47	$0.44	$(0.46)	$(0.02)	$(0.44)	$—	$—	$(0.44)	$8.01	0.03%		$177,569	0.94%		0.93	%(21)	5.58%		41%
B	8.47	0.38	(0.46)	(0.08)	(0.38)	—	—	(0.38)	8.01	(0.72)		5,739	1.75		1.68	(21)	4.84		41
C	8.48	0.38	(0.46)	(0.08)	(0.38)	—	—	(0.38)	8.02	(0.72)		103,439	1.70		1.68	(21)	4.83		41
I	8.49	0.46	(0.46)	—	(0.46)	—	—	(0.46)	8.03	0.28		69,575	0.70		0.68	(21)	5.82		41

The Hartford Municipal Real Return Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.16	$0.13	$0.14	$0.27	$(0.13)	$—	$—	$(0.13)	$9.30	2.99	%(5)	$105,968	0.76	%(6)(7)	0.70	%(6)(7)(22)	2.89	%(6)	7%
B	9.07	0.10	0.15	0.25	(0.10)	—	—	(0.10)	9.22	2.74	(5)	590	1.60	(6)(7)	1.45	(6)(7)(22)	2.15	(6)	7
C	9.10	0.10	0.15	0.25	(0.10)	—	—	(0.10)	9.25	2.73	(5)	27,267	1.51	(6)(7)	1.45	(6)(7)(22)	2.14	(6)	7
I	9.18	0.14	0.15	0.29	(0.14)	—	—	(0.14)	9.33	3.23	(5)	18,088	0.53	(6)(7)	0.45	(6)(7)(22)	3.14	(6)	7
Y	9.13	0.14	0.15	0.29	(0.14)	—	—	(0.14)	9.28	3.23	(5)	17,877	0.46	(6)(7)	0.45	(6)(7)(22)	3.14	(6)	7

For the Year Ended October 31, 2015
A	$9.50	$0.26	$(0.33)	$(0.07)	$(0.27)	$—	$—	$(0.27)	$9.16	(0.77)%		$106,809	0.88%		0.74%		2.85%		26%
B	9.41	0.19	(0.33)	(0.14)	(0.20)	—	—	(0.20)	9.07	(1.54)		813	1.70		1.50		2.09		26
C	9.45	0.19	(0.34)	(0.15)	(0.20)	—	—	(0.20)	9.10	(1.63)		27,452	1.63		1.49		2.10		26
I	9.53	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.18	(0.62)		15,495	0.65		0.50		3.09		26
Y	9.48	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.13	(0.64)		18,220	0.58		0.49		3.10		26

For the Year Ended October 31, 2014
A	$9.27	$0.27	$0.23	$0.50	$(0.27)	$—	$—	$(0.27)	$9.50	5.46%		$115,957	0.90%		0.85%		2.89%		31%
B	9.19	0.20	0.22	0.42	(0.20)	—	—	(0.20)	9.41	4.62		1,497	1.73		1.60		2.15		31
C	9.22	0.20	0.23	0.43	(0.20)	—	—	(0.20)	9.45	4.71		32,022	1.64		1.60		2.14		31
I	9.29	0.29	0.25	0.54	(0.30)	—	—	(0.30)	9.53	5.82		16,682	0.66		0.60		3.12		31
Y	9.25	0.29	0.23	0.52	(0.29)	—	—	(0.29)	9.48	5.74		20,941	0.60		0.60		3.14		31

For the Year Ended October 31, 2013
A	$9.73	$0.24	$(0.46)	$(0.22)	$(0.24)	$—	$—	$(0.24)	$9.27	(2.30)%		$124,008	0.88%		0.85%		2.51%		20%
B	9.65	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.19	(3.05)		2,194	1.71		1.60		1.76		20
C	9.68	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.22	(3.05)		38,185	1.62		1.60		1.76		20
I	9.75	0.26	(0.46)	(0.20)	(0.26)	—	—	(0.26)	9.29	(2.05)		12,776	0.64		0.60		2.75		20
Y	9.70	0.26	(0.44)	(0.18)	(0.27)	—	—	(0.27)	9.25	(1.94)		22,365	0.58		0.58		2.78		20

For the Year Ended October 31, 2012
A	$9.20	$0.27	$0.54	$0.81	$(0.28)	$—	$—	$(0.28)	$9.73	8.87%		$157,918	0.87%		0.85%		2.89%		61%
B	9.13	0.21	0.52	0.73	(0.21)	—	—	(0.21)	9.65	8.03		3,497	1.68		1.60		2.18		61
C	9.15	0.20	0.54	0.74	(0.21)	—	—	(0.21)	9.68	8.11		49,791	1.62		1.60		2.13		61
I	9.22	0.29	0.54	0.83	(0.30)	—	—	(0.30)	9.75	9.12		20,061	0.64		0.60		3.07		61
Y	9.18	0.30	0.52	0.82	(0.30)	—	—	(0.30)	9.70	9.08		27,549	0.58		0.58		3.18		61

The accompanying notes are an integral part of these financial statements.

288

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Municipal Real Return Fund (continued)
For the Year Ended October 31, 2011(9)
A(17)	$9.50	$0.41	$(0.30)	$0.11	$(0.41)	$—	$—	$(0.41)	$9.20	1.28%		$137,766	0.90%		0.85%		4.52%		29%
B	9.43	0.34	(0.30)	0.04	(0.34)	—	—	(0.34)	9.13	0.54		4,565	1.70		1.60		3.75		29
C	9.46	0.34	(0.31)	0.03	(0.34)	—	—	(0.34)	9.15	0.43		43,214	1.64		1.60		3.72		29
I	9.52	0.43	(0.30)	0.13	(0.43)	—	—	(0.43)	9.22	1.53		10,671	0.64		0.60		4.71		29
Y	9.48	0.43	(0.30)	0.13	(0.43)	—	—	(0.43)	9.18	1.54		29,686	0.60		0.60		4.73		29

Hartford Municipal Short Duration Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.06	$0.04	$0.04	$0.08	$(0.04)	$—	$—	$(0.04)	$10.10	0.84	%(5)	$6,857	1.29	%(6)(7)	0.70	%(6)(7)(23)	0.88	%(6)	4%
C	10.05	0.01	0.04	0.05	(0.01)	—	—	(0.01)	10.09	0.47	(5)	4,127	2.03	(6)(7)	1.45	(6)(7)(23)	0.13	(6)	4
I	10.06	0.06	0.04	0.10	(0.06)	—	—	(0.06)	10.10	0.96	(5)	5,504	1.02	(6)(7)	0.45	(6)(7)(23)	1.13	(6)	4

For the Period Ended October 31, 2015
A(19)	$10.00	$0.03	$0.06	$0.09	$(0.03)	$—	$—	$(0.03)	$10.06	0.91	%(5)	$3,993	1.12	%(6)	0.69	%(6)	0.75	%(6)	6%
C(19)	10.00	—	0.05	0.05	—	—	—	—	10.05	0.53	(5)	3,137	1.82	(6)	1.44	(6)	(0.02	)(6)	6
I(19)	10.00	0.04	0.06	0.10	(0.04)	—	—	(0.04)	10.06	1.01	(5)	5,106	0.78	(6)	0.44	(6)	0.97	(6)	6

The Hartford Quality Bond Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.19	$0.06	$0.16	$0.22	$(0.06)	$(0.07)	$—	$(0.13)	$10.28	2.20	%(5)	$13,285	1.00	%(6)(7)	0.95	%(6)(7)(24)	1.17	%(6)	49%
C	10.12	0.02	0.17	0.19	(0.03)	(0.07)	—	(0.10)	10.21	1.84	(5)	3,548	1.75	(6)(7)	1.70	(6)(7)(24)	0.44	(6)	49
I	10.21	0.08	0.16	0.24	(0.08)	(0.07)	—	(0.15)	10.30	2.36	(5)	9,323	0.72	(6)(7)	0.67	(6)(7)(24)	1.56	(6)	49
R3	10.17	0.02	0.23	0.25	(0.09)	(0.07)	—	(0.16)	10.26	2.47	(5)	184	1.37	(6)(7)	1.27	(6)(7)(24)	0.46	(6)	49
R4	10.19	0.04	0.21	0.25	(0.12)	(0.07)	—	(0.19)	10.25	2.49	(5)	24	1.07	(6)(7)	0.97	(6)(7)(24)	0.70	(6)	49
R5	10.21	0.05	0.23	0.28	(0.16)	(0.07)	—	(0.23)	10.26	2.72	(5)	23	0.77	(6)(7)	0.67	(6)(7)(24)	1.00	(6)	49
Y	10.21	0.08	0.16	0.24	(0.08)	(0.07)	—	(0.15)	10.30	2.36	(5)	98,591	0.67	(6)(7)	0.62	(6)(7)(24)	1.58	(6)	49

For the Year Ended October 31, 2015
A	$10.19	$0.04	$0.16	$0.20	$(0.05)	$(0.15)	$—	$(0.20)	$10.19	2.01%		$11,513	1.18%		0.90%		0.43%		20%
C	10.15	(0.03)	0.16	0.13	(0.01)	(0.15)	—	(0.16)	10.12	1.28		2,453	1.93		1.64		(0.31)		20
I	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.37		2,283	0.89		0.61		0.71		20
R3	10.17	0.01	0.16	0.17	(0.02)	(0.15)	—	(0.17)	10.17	1.69		2,082	1.58		1.25		0.07		20
R4	10.19	0.04	0.16	0.20	(0.05)	(0.15)	—	(0.20)	10.19	1.95		2,100	1.28		0.95		0.37		20
R5	10.20	0.07	0.16	0.23	(0.07)	(0.15)	—	(0.22)	10.21	2.32		2,119	0.98		0.65		0.67		20
Y	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.36		9,547	0.89		0.60		0.72		20

For the Year Ended October 31, 2014
A	$9.82	$0.05	$0.39	$0.44	$(0.07)	$—	$—	$(0.07)	$10.19	4.48%		$8,568	1.26%		0.86%		0.52%		27%
C	9.79	(0.02)	0.39	0.37	(0.01)	—	—	(0.01)	10.15	3.75		1,882	2.01		1.61		(0.22)		27
I	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.83		2,119	0.98		0.58		0.81		27
R3	9.80	0.02	0.39	0.41	(0.04)	—	—	(0.04)	10.17	4.17		2,048	1.68		1.23		0.17		27
R4	9.81	0.05	0.39	0.44	(0.06)	—	—	(0.06)	10.19	4.53		2,060	1.38		0.93		0.47		27
R5	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.79		2,072	1.08		0.63		0.77		27
Y	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.84		9,333	0.98		0.58		0.82		27

For the Year Ended October 31, 2013(25)
A(25)	$10.00	$0.05	$(0.18)	$(0.13)	$(0.05)	$—	$—	$(0.05)	$9.82	(1.29	)%(5)	$6,849	1.28	%(6)	0.81	%(6)	0.52	%(6)	83	%(5)
C(25)	10.00	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	9.79	(1.99	)(5)	2,239	2.03	(6)	1.56	(6)	(0.23	)(6)	83	(5)
I(25)	10.00	0.07	(0.18)	(0.11)	(0.07)	—	—	(0.07)	9.82	(1.14	)(5)	2,036	1.03	(6)	0.55	(6)	0.76	(6)	83	(5)
R3(25)	10.00	0.01	(0.18)	(0.17)	(0.03)	—	—	(0.03)	9.80	(1.69	)(5)	1,966	1.72	(6)	1.20	(6)	0.12	(6)	83	(5)
R4(25)	10.00	0.04	(0.18)	(0.14)	(0.05)	—	—	(0.05)	9.81	(1.43	)(5)	1,972	1.42	(6)	0.90	(6)	0.41	(6)	83	(5)
R5(25)	10.00	0.07	(0.19)	(0.12)	(0.06)	—	—	(0.06)	9.82	(1.16	)(5)	1,977	1.12	(6)	0.60	(6)	0.71	(6)	83	(5)
Y(25)	10.00	0.07	(0.18)	(0.11)	(0.07)	(0.00)	—	(0.07)	9.82	(1.13	)(5)	8,902	1.02	(6)	0.55	(6)	0.76	(6)	83	(5)

The accompanying notes are an integral part of these financial statements.

289

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Short Duration Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.80	$0.08	$0.05	$0.13	$(0.08)	$—	$—	$(0.08)	$9.85	1.32	%(5)	$515,225	0.90	%(6)(7)	0.86	%(6)(7)(26)	1.58	%(6)	17%
B	9.85	0.08	0.05	0.13	(0.08)	—	—	(0.08)	9.90	1.32	(5)	3,110	1.06	(6)(7)	0.86	(6)(7)(26)	1.58	(6)	17
C	9.80	0.04	0.04	0.08	(0.04)	—	—	(0.04)	9.84	0.85	(5)	124,853	1.60	(6)(7)	1.60	(6)(7)(26)	0.84	(6)	17
I	9.82	0.09	0.04	0.13	(0.09)	—	—	(0.09)	9.86	1.38	(5)	168,789	0.55	(6)(7)	0.55	(6)(7)(26)	1.89	(6)	17
R3	9.78	0.06	0.04	0.10	(0.06)	—	—	(0.06)	9.82	1.07	(5)	1,194	1.23	(6)(7)	1.16	(6)(7)(26)	1.28	(6)	17
R4	9.79	0.08	0.04	0.12	(0.08)	—	—	(0.08)	9.83	1.22	(5)	650	0.93	(6)(7)	0.86	(6)(7)(26)	1.58	(6)	17
R5	9.78	0.09	0.04	0.13	(0.09)	—	—	(0.09)	9.82	1.37	(5)	113	0.63	(6)(7)	0.56	(6)(7)(26)	1.88	(6)	17
Y	9.78	0.09	0.05	0.14	(0.10)	—	—	(0.10)	9.82	1.41	(5)	48,763	0.50	(6)(7)	0.50	(6)(7)(26)	1.94	(6)	17

For the Year Ended October 31, 2015
A	$9.91	$0.15	$(0.07)	$0.08	$(0.16)	$(0.03)	$—	$(0.19)	$9.80	0.80%		$469,337	0.90%		0.85%		1.51%		31%
B	9.96	0.16	(0.08)	0.08	(0.16)	(0.03)	—	(0.19)	9.85	0.80		4,450	1.03		0.85		1.56		31
C	9.91	0.08	(0.07)	0.01	(0.09)	(0.03)	—	(0.12)	9.80	0.05		120,116	1.60		1.60		0.81		31
I	9.93	0.19	(0.08)	0.11	(0.19)	(0.03)	—	(0.22)	9.82	1.11		126,578	0.54		0.54		1.87		31
R3	9.88	0.12	(0.06)	0.06	(0.13)	(0.03)	—	(0.16)	9.78	0.60		1,084	1.23		1.15		1.26		31
R4	9.89	0.15	(0.06)	0.09	(0.16)	(0.03)	—	(0.19)	9.79	0.90		677	0.92		0.85		1.56		31
R5	9.89	0.18	(0.07)	0.11	(0.19)	(0.03)	—	(0.22)	9.78	1.10		111	0.62		0.55		1.86		31
Y	9.88	0.19	(0.06)	0.13	(0.20)	(0.03)	—	(0.23)	9.78	1.25		8,412	0.51		0.51		1.91		31

For the Year Ended October 31, 2014
A	$9.98	$0.15	$(0.03)	$0.12	$(0.15)	$(0.04)	$—	$(0.19)	$9.91	1.23%		$469,415	0.91%		0.85%		1.50%		50%
B	10.02	0.15	(0.02)	0.13	(0.15)	(0.04)	—	(0.19)	9.96	1.33		6,510	1.01		0.85		1.51		50
C	9.98	0.08	(0.03)	0.05	(0.08)	(0.04)	—	(0.12)	9.91	0.48		128,158	1.60		1.60		0.76		50
I	10.00	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.93	1.52		208,183	0.55		0.55		1.79		50
R3	9.96	0.12	(0.04)	0.08	(0.12)	(0.04)	—	(0.16)	9.88	0.84		879	1.23		1.15		1.20		50
R4	9.97	0.15	(0.04)	0.11	(0.15)	(0.04)	—	(0.19)	9.89	1.14		997	0.92		0.85		1.50		50
R5	9.96	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.89	1.54		109	0.61		0.55		1.80		50
Y	9.96	0.18	(0.03)	0.15	(0.19)	(0.04)	—	(0.23)	9.88	1.49		5,134	0.50		0.50		1.83		50

For the Year Ended October 31, 2013
A	$10.05	$0.17	$(0.05)	$0.12	$(0.17)	$(0.02)	$—	$(0.19)	$9.98	1.20%		$451,357	0.88%		0.85%		1.66%		51%
B	10.05	0.17	(0.01)	0.16	(0.17)	(0.02)	—	(0.19)	10.02	1.60		9,589	0.99		0.85		1.67		51
C	10.05	0.09	(0.05)	0.04	(0.09)	(0.02)	—	(0.11)	9.98	0.44		133,623	1.60		1.60		0.93		51
I	10.07	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	10.00	1.48		105,812	0.57		0.57		1.96		51
R3	10.03	0.13	(0.04)	0.09	(0.14)	(0.02)	—	(0.16)	9.96	0.90		527	1.23		1.15		1.35		51
R4	10.04	0.17	(0.05)	0.12	(0.17)	(0.02)	—	(0.19)	9.97	1.20		928	0.92		0.85		1.69		51
R5	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.51		112	0.61		0.55		1.98		51
Y	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.55		3,002	0.51		0.51		2.03		51

For the Year Ended October 31, 2012
A	$9.83	$0.20	$0.23	$0.43	$(0.21)	$—	$—	$(0.21)	$10.05	4.37%		$279,952	0.86%		0.85%		2.03%		61%
B	9.82	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.05	4.48		7,959	0.97		0.85		2.04		61
C	9.83	0.13	0.22	0.35	(0.13)	—	—	(0.13)	10.05	3.60		136,515	1.60		1.60		1.28		61
I	9.84	0.23	0.23	0.46	(0.23)	—	—	(0.23)	10.07	4.75		117,449	0.58		0.58		2.30		61
R3	9.81	0.17	0.23	0.40	(0.18)	—	—	(0.18)	10.03	4.07		258	1.23		1.15		1.72		61
R4	9.81	0.20	0.24	0.44	(0.21)	—	—	(0.21)	10.04	4.48		783	0.93		0.85		2.02		61
R5	9.81	0.23	0.23	0.46	(0.24)	—	—	(0.24)	10.03	4.69		106	0.62		0.55		2.33		61
Y	9.80	0.23	0.24	0.47	(0.24)	—	—	(0.24)	10.03	4.84		4,967	0.50		0.50		2.34		61

The accompanying notes are an integral part of these financial statements.

290

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Short Duration Fund (continued)
For the Year Ended October 31, 2011(9)
A	$9.87	$0.21	$(0.04)	$0.17	$(0.21)	$—	$—	$(0.21)	$9.83	1.77%		$279,232	0.86%		0.85%		2.13%		55%
B	9.87	0.20	(0.05)	0.15	(0.20)	—	—	(0.20)	9.82	1.54		9,558	1.09		0.98		2.01		55
C	9.87	0.14	(0.04)	0.10	(0.14)	—	—	(0.14)	9.83	1.02		140,933	1.59		1.59		1.39		55
I	9.89	0.24	(0.05)	0.19	(0.24)	—	—	(0.24)	9.84	1.97		88,321	0.56		0.56		2.41		55
R3(13)	9.73	0.01	0.08	0.09	(0.01)	—	—	(0.01)	9.81	0.96	(5)	101	1.27	(6)	1.15	(6)	1.70	(6)	55
R4(13)	9.73	0.02	0.08	0.10	(0.02)	—	—	(0.02)	9.81	0.98	(5)	101	0.97	(6)	0.85	(6)	1.99	(6)	55
R5(13)	9.73	0.02	0.08	0.10	(0.02)	—	—	(0.02)	9.81	1.01	(5)	101	0.67	(6)	0.55	(6)	2.28	(6)	55
Y	9.85	0.24	(0.04)	0.20	(0.25)	—	—	(0.25)	9.80	2.02		230,175	0.51		0.51		2.48		55

The Hartford Strategic Income Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$8.53	$0.19	$0.03	$0.22	$(0.18)	$—	$—	$(0.18)	$8.57	2.62	%(5)	$119,185	1.05	%(6)(7)	0.96	%(6)(7)(27)	4.47	%(6)	28%
B	8.53	0.17	0.05	0.22	(0.16)	—	—	(0.16)	8.59	2.47	(5)	3,154	1.41	(6)(7)	1.23	(6)(7)(27)	4.19	(6)	28
C	8.55	0.15	0.03	0.18	(0.14)	—	—	(0.14)	8.59	2.22	(5)	76,903	1.76	(6)(7)	1.71	(6)(7)(27)	3.72	(6)	28
I	8.55	0.20	0.04	0.24	(0.19)	—	—	(0.19)	8.60	2.74	(5)	25,520	0.75	(6)(7)	0.71	(6)(7)(27)	4.72	(6)	28
R3	8.51	0.17	0.04	0.21	(0.16)	—	—	(0.16)	8.56	2.58	(5)	269	1.41	(6)(7)	1.26	(6)(7)(27)	4.17	(6)	28
R4	8.52	0.19	0.04	0.23	(0.18)	—	—	(0.18)	8.57	2.63	(5)	209	1.09	(6)(7)	0.96	(6)(7)(27)	4.50	(6)	28
R5	8.52	0.20	0.04	0.24	(0.19)	—	—	(0.19)	8.57	2.90	(5)	483	0.76	(6)(7)	0.66	(6)(7)(27)	4.84	(6)	28
R6	8.52	0.21	0.02	0.23	(0.19)	—	—	(0.19)	8.56	2.81	(5)	10	0.80	(6)(7)	0.61	(6)(7)(27)	5.07	(6)	28
Y	8.52	0.20	0.03	0.23	(0.19)	—	—	(0.19)	8.56	2.81	(5)	182,811	0.65	(6)(7)	0.61	(6)(7)(27)	4.83	(6)	28

For the Year Ended October 31, 2015
A	$9.30	$0.37	$(0.57)	$(0.20)	$(0.37)	$(0.20)	$—	$(0.57)	$8.53	(2.23)%		$123,510	1.03%		0.95%		4.23%		66%
B	9.30	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.53	(3.00)		4,019	1.85		1.70		3.60		66
C	9.32	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.55	(2.97)		86,887	1.74		1.70		3.61		66
I	9.33	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.55	(1.97)		29,189	0.73		0.70		4.61		66
R3	9.29	0.35	(0.59)	(0.24)	(0.34)	(0.20)	—	(0.54)	8.51	(2.64)		314	1.41		1.25		4.04		66
R4	9.30	0.38	(0.59)	(0.21)	(0.37)	(0.20)	—	(0.57)	8.52	(2.34)		175	1.08		0.95		4.37		66
R5	9.30	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.52	(2.05)		306	0.75		0.65		4.70		66
R6(28)	9.27	0.41	(0.56)	(0.15)	(0.40)	(0.20)	—	(0.60)	8.52	(1.66	)(5)	10	0.69	(6)	0.59	(6)	4.78	(6)	66
Y	9.30	0.41	(0.59)	(0.18)	(0.40)	(0.20)	—	(0.60)	8.52	(1.99)		111,277	0.64		0.60		4.70		66

For the Year Ended October 31, 2014
A	$9.21	$0.36	$0.10	$0.46	$(0.37)	$—	$—	$(0.37)	$9.30	5.06%		$144,172	1.01%		0.95%		3.82%		71%
B	9.21	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.30	4.25		6,367	1.82		1.70		3.10		71
C	9.23	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.32	4.26		109,960	1.72		1.69		3.08		71
I	9.24	0.38	0.10	0.48	(0.39)	—	—	(0.39)	9.33	5.32		48,809	0.71		0.68		4.09		71
R3	9.21	0.33	0.09	0.42	(0.34)	—	—	(0.34)	9.29	4.64		213	1.40		1.25		3.54		71
R4	9.21	0.36	0.10	0.46	(0.37)	—	—	(0.37)	9.30	5.06		131	1.05		0.95		3.83		71
R5	9.21	0.38	0.11	0.49	(0.40)	—	—	(0.40)	9.30	5.38		120	0.73		0.65		4.10		71
Y	9.20	0.39	0.11	0.50	(0.40)	—	—	(0.40)	9.30	5.55		113,356	0.63		0.60		4.25		71

For the Year Ended October 31, 2013
A	$9.70	$0.36	$(0.21)	$0.15	$(0.36)	$(0.28)	$—	$(0.64)	$9.21	1.67%		$160,916	0.99%		0.95%		3.93%		55%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.21	0.91		9,233	1.79		1.70		3.09		55
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.23	0.90		129,507	1.69		1.68		3.07		55
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	—	(0.67)	9.24	1.93		50,963	0.70		0.69		4.00		55
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	—	(0.62)	9.21	1.40		242	1.39		1.25		3.74		55
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	—	(0.64)	9.21	1.68		143	1.03		0.95		3.91		55
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	—	(0.67)	9.21	1.98		114	0.71		0.65		4.20		55
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	—	(0.68)	9.20	2.04		214,550	0.61		0.60		4.30		55

The accompanying notes are an integral part of these financial statements.

291

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Strategic Income Fund (continued)
For the Year Ended October 31, 2012
A	$9.20	$0.37	$0.51	$0.88	$(0.35)	$(0.03)	$—	$(0.38)	$9.70	9.80%		$219,909	0.98%		0.96%		3.90%		121%
B	9.20	0.30	0.51	0.81	(0.28)	(0.03)	—	(0.31)	9.70	8.96		12,461	1.78		1.72		3.17		121
C	9.21	0.30	0.52	0.82	(0.28)	(0.03)	—	(0.31)	9.72	9.11		209,271	1.69		1.69		3.17		121
I	9.22	0.39	0.53	0.92	(0.38)	(0.03)	—	(0.41)	9.73	10.18		104,759	0.70		0.70		4.11		121
R3	9.20	0.33	0.52	0.85	(0.32)	(0.03)	—	(0.35)	9.70	9.47		141	1.34		1.27		3.56		121
R4	9.20	0.36	0.52	0.88	(0.35)	(0.03)	—	(0.38)	9.70	9.79		132	1.02		0.97		3.88		121
R5	9.20	0.39	0.52	0.91	(0.38)	(0.03)	—	(0.41)	9.70	10.12		112	0.71		0.67		4.20		121
Y	9.20	0.36	0.54	0.90	(0.38)	(0.03)	—	(0.41)	9.69	10.08		171,127	0.60		0.60		3.82		121

For the Year Ended October 31, 2011(9)
A	$9.22	$0.48	$(0.01)	$0.47	$(0.49)	$—	$—	$(0.49)	$9.20	5.20%		$191,353	0.98%		0.98%		5.27%		156%
B	9.21	0.41	—	0.41	(0.42)	—	—	(0.42)	9.20	4.51		13,259	1.78		1.75		4.52		156
C	9.23	0.42	(0.02)	0.40	(0.42)	—	—	(0.42)	9.21	4.43		183,209	1.71		1.71		4.50		156
I	9.24	0.51	(0.02)	0.49	(0.51)	—	—	(0.51)	9.22	5.47		70,365	0.71		1.71		5.47		156
R3(13)	9.10	0.04	0.08	0.12	(0.02)	—	—	(0.02)	9.20	1.34	(5)	101	1.33	(6)	1.30	(6)	5.14	(6)	156
R4(13)	9.10	0.04	0.09	0.13	(0.03)	—	—	(0.03)	9.20	1.37	(5)	101	1.03	(6)	1.00	(6)	5.43	(6)	156
R5(13)	9.10	0.04	0.09	0.13	(0.03)	—	—	(0.03)	9.20	1.40	(5)	101	0.73	(6)	0.70	(6)	5.72	(6)	156
Y	9.21	0.51	—	0.51	(0.52)	—	—	(0.52)	9.20	5.69		6,885	0.63		0.63		5.50		156

The Hartford Total Return Bond Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.28	$0.14	$0.14	$0.28	$(0.14)	$(0.02)	$—	$(0.16)	$10.40	2.61	%(5)	$746,745	0.87	%(6)(7)	0.87	%(6)(7)(29)	2.69	%(6)	24%
B	10.20	0.10	0.14	0.24	(0.10)	(0.02)	—	(0.12)	10.32	2.23	(5)	7,541	1.94	(6)(7)	1.63	(6)(7)(29)	1.91	(6)	24
C	10.30	0.10	0.14	0.24	(0.10)	(0.02)	—	(0.12)	10.42	2.34	(5)	72,601	1.60	(6)(7)	1.60	(6)(7)(29)	1.96	(6)	24
I	10.30	0.15	0.13	0.28	(0.15)	(0.02)	—	(0.17)	10.41	2.77	(5)	25,758	0.55	(6)(7)	0.55	(6)(7)(29)	3.01	(6)	24
R3	10.48	0.12	0.14	0.26	(0.12)	(0.02)	—	(0.14)	10.60	2.43	(5)	5,647	1.17	(6)(7)	1.17	(6)(7)(29)	2.38	(6)	24
R4	10.46	0.14	0.14	0.28	(0.14)	(0.02)	—	(0.16)	10.58	2.70	(5)	15,246	0.85	(6)(7)	0.85	(6)(7)(29)	2.70	(6)	24
R5	10.46	0.15	0.14	0.29	(0.16)	(0.02)	—	(0.18)	10.57	2.75	(5)	1,607	0.56	(6)(7)	0.56	(6)(7)(29)	3.01	(6)	24
R6	10.45	0.15	0.14	0.29	(0.16)	(0.02)	—	(0.18)	10.56	2.75	(5)	10	0.57	(6)(7)	0.49	(6)(7)(29)	3.00	(6)	24
Y	10.45	0.16	0.14	0.30	(0.16)	(0.02)	—	(0.18)	10.57	2.90	(5)	1,066,685	0.45	(6)(7)	0.45	(6)(7)(29)	3.10	(6)	24

For the Year Ended October 31, 2015
A	$10.71	$0.23	$(0.21)	$0.02	$(0.22)	$(0.23)	$—	$(0.45)	$10.28	0.35%		$672,638	0.87%		0.87%		2.20%		57%
B	10.63	0.15	(0.20)	(0.05)	(0.15)	(0.23)	—	(0.38)	10.20	(0.50)		10,528	1.86		1.62		1.43		57
C	10.72	0.16	(0.20)	(0.04)	(0.15)	(0.23)	—	(0.38)	10.30	(0.38)		67,147	1.59		1.59		1.50		57
I	10.72	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.30	0.67		23,201	0.56		0.56		2.60		57
R3	10.90	0.21	(0.21)	—	(0.19)	(0.23)	—	(0.42)	10.48	0.07		6,198	1.16		1.16		1.93		57
R4	10.88	0.24	(0.20)	0.04	(0.23)	(0.23)	—	(0.46)	10.46	0.39		15,610	0.84		0.84		2.25		57
R5	10.88	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.46	0.68		1,423	0.55		0.55		2.57		57
R6(28)	10.87	0.27	(0.20)	0.07	(0.26)	(0.23)	—	(0.49)	10.45	0.65	(5)	10	0.50	(6)	0.50	(6)	2.61	(6)	57
Y	10.87	0.28	(0.20)	0.08	(0.27)	(0.23)	—	(0.50)	10.45	0.79		1,103,177	0.44		0.44		2.67		57

For the Year Ended October 31, 2014
A	$10.48	$0.24	$0.22	$0.46	$(0.23)	$—	$—	$(0.23)	$10.71	4.46%		$602,306	1.00%		0.91%		2.26%		84%
B	10.40	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.63	3.72		19,329	1.93		1.65		1.52		84
C	10.49	0.16	0.22	0.38	(0.15)	—	—	(0.15)	10.72	3.68		70,539	1.72		1.65		1.51		84
I	10.49	0.27	0.22	0.49	(0.26)	—	—	(0.26)	10.72	4.75		11,737	0.67		0.62		2.51		84
R3	10.66	0.21	0.23	0.44	(0.20)	—	—	(0.20)	10.90	4.16		6,868	1.28		1.21		1.96		84
R4	10.64	0.24	0.23	0.47	(0.23)	—	—	(0.23)	10.88	4.48		16,342	0.96		0.90		2.26		84
R5	10.64	0.27	0.24	0.51	(0.27)	—	—	(0.27)	10.88	4.79		978	0.67		0.60		2.55		84
Y	10.63	0.29	0.22	0.51	(0.27)	—	—	(0.27)	10.87	4.89		1,003,275	0.56		0.51		2.66		84

The accompanying notes are an integral part of these financial statements.

292

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions		Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Total Return Bond Fund (continued)
For the Year Ended October 31, 2013
A	$11.16	$0.23	$(0.32)	$(0.09)	$(0.26)	$(0.33)	$—		$(0.59)	$10.48	(0.83)%		$586,762	0.99%		0.95%		2.15%		106%
B	11.08	0.15	(0.32)	(0.17)	(0.18)	(0.33)	—		(0.51)	10.40	(1.58)		31,258	1.88		1.70		1.39		106
C	11.18	0.15	(0.33)	(0.18)	(0.18)	(0.33)	—		(0.51)	10.49	(1.66)		78,034	1.70		1.70		1.40		106
I	11.17	0.26	(0.32)	(0.06)	(0.29)	(0.33)	—		(0.62)	10.49	(0.55)		6,771	0.68		0.68		2.42		106
R3	11.35	0.20	(0.33)	(0.13)	(0.23)	(0.33)	—		(0.56)	10.66	(1.21)		7,655	1.28		1.25		1.85		106
R4	11.33	0.23	(0.33)	(0.10)	(0.26)	(0.33)	—		(0.59)	10.64	(0.92)		15,725	0.96		0.95		2.15		106
R5	11.33	0.26	(0.33)	(0.07)	(0.29)	(0.33)	—		(0.62)	10.64	(0.61)		664	0.67		0.65		2.44		106
Y	11.32	0.28	(0.34)	(0.06)	(0.30)	(0.33)	—		(0.63)	10.63	(0.52)		883,706	0.55		0.55		2.55		106

For the Year Ended October 31, 2012(9)
A	$10.76	$0.29	$0.50	$0.79	$(0.34)	$(0.05)	$—		$(0.39)	$11.16	7.50%		$696,383	0.98%		0.89%		2.64%		77%
B	10.69	0.20	0.50	0.70	(0.26)	(0.05)	—		(0.31)	11.08	6.66		47,026	1.85		1.64		1.90		77
C	10.78	0.21	0.50	0.71	(0.26)	(0.05)	—		(0.31)	11.18	6.70		105,330	1.69		1.63		1.90		77
I	10.77	0.31	0.51	0.82	(0.37)	(0.05)	—		(0.42)	11.17	7.78		11,177	0.68		0.62		2.92		77
R3	10.94	0.26	0.51	0.77	(0.31)	(0.05)	—		(0.36)	11.35	7.14		9,944	1.27		1.19		2.35		77
R4	10.92	0.29	0.51	0.80	(0.34)	(0.05)	—		(0.39)	11.33	7.47		21,940	0.95		0.89		2.65		77
R5	10.92	0.32	0.51	0.83	(0.37)	(0.05)	—		(0.42)	11.33	7.79		1,018	0.66		0.59		2.94		77
Y	10.91	0.33	0.51	0.84	(0.38)	(0.05)	—		(0.43)	11.32	7.91		952,621	0.55		0.49		3.04		77

For the Year Ended October 31, 2011(9)
A	$10.70	$0.33	$0.06	$0.39	$(0.33)	$—	$—		$(0.33)	$10.76	3.78%		$673,310	0.98%		0.95%		3.16%		131%
B	10.63	0.25	0.07	0.32	(0.26)	—	—		(0.26)	10.69	3.03		54,934	1.85		1.70		2.41		131
C	10.71	0.26	0.07	0.33	(0.26)	—	—		(0.26)	10.78	3.10		104,382	1.69		1.69		2.42		131
I	10.70	0.37	0.06	0.43	(0.36)	—	—		(0.36)	10.77	4.15		11,973	0.68		0.68		3.45		131
R3	10.87	0.31	0.06	0.37	(0.30)	—	—		(0.30)	10.94	3.49		11,922	1.26		1.25		2.85		131
R4	10.85	0.34	0.06	0.40	(0.33)	—	—		(0.33)	10.92	3.81		25,330	0.95		0.95		3.16		131
R5	10.85	0.37	0.07	0.44	(0.37)	—	—		(0.37)	10.92	4.12		990	0.66		0.66		3.46		131
Y	10.84	0.38	0.07	0.45	(0.38)	—	—		(0.38)	10.91	4.23		952,265	0.54		0.54		3.56		131

The Hartford Unconstrained Bond Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$9.65	$0.18	$(0.20)	$(0.02)	$(0.17)	$—	$—		$(0.17)	$9.46	(0.21	)%(5)	$51,180	1.24	%(6)(7)	1.00	%(6)(7)(30)	3.77	%(6)	16%
B	9.64	0.14	(0.20)	(0.06)	(0.13)	—	—		(0.13)	9.45	(0.69	)(5)	844	2.20	(6)(7)	1.75	(6)(7)(30)	3.00	(6)	16
C	9.67	0.14	(0.20)	(0.06)	(0.13)	—	—		(0.13)	9.48	(0.58	)(5)	11,344	1.92	(6)(7)	1.75	(6)(7)(30)	3.02	(6)	16
I	9.65	0.19	(0.20)	(0.01)	(0.18)	—	—		(0.18)	9.46	(0.08	)(5)	4,539	0.87	(6)(7)	0.75	(6)(7)(30)	4.06	(6)	16
R3	9.63	0.16	(0.19)	(0.03)	(0.15)	—	—		(0.15)	9.45	(0.46	)(5)	213	1.50	(6)(7)	1.30	(6)(7)(30)	3.52	(6)	16
R4	9.64	0.18	(0.20)	(0.02)	(0.17)	—	—		(0.17)	9.45	(0.32	)(5)	440	1.19	(6)(7)	1.00	(6)(7)(30)	3.77	(6)	16
R5	9.63	0.19	(0.20)	(0.01)	(0.18)	—	—		(0.18)	9.44	(0.17	)(5)	112	0.89	(6)(7)	0.70	(6)(7)(30)	4.08	(6)	16
Y	9.62	0.19	(0.20)	(0.01)	(0.18)	—	—		(0.18)	9.43	(0.07	)(5)	20,517	0.78	(6)(7)	0.70	(6)(7)(30)	4.07	(6)	16

For the Year Ended October 31, 2015
A	$10.07	$0.31	$(0.44)	$(0.13)	$(0.28)	$—	$(0.01)		$(0.29)	$9.65	(1.29)%		$56,678	1.17%		0.99%		3.14%		67%
B	10.06	0.23	(0.43)	(0.20)	(0.22)	—	—	(15)	(0.22)	9.64	(1.93)		1,169	2.11		1.74		2.35		67
C	10.09	0.24	(0.44)	(0.20)	(0.22)	—	—	(15)	(0.22)	9.67	(2.02)		12,517	1.86		1.74		2.42		67
I	10.07	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)		(0.32)	9.65	(1.04)		4,075	0.81		0.74		3.42		67
R3	10.05	0.28	(0.44)	(0.16)	(0.26)	—	—	(15)	(0.26)	9.63	(1.49)		144	1.45		1.29		2.86		67
R4	10.05	0.32	(0.44)	(0.12)	(0.28)	—	(0.01)		(0.29)	9.64	(1.20)		454	1.14		0.99		3.20		67
R5	10.05	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)		(0.32)	9.63	(0.90)		112	0.83		0.69		3.49		67
Y	10.04	0.34	(0.44)	(0.10)	(0.31)	—	(0.01)		(0.32)	9.62	(1.01)		19,916	0.73		0.69		3.50		67

The accompanying notes are an integral part of these financial statements.

293

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments	Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Unconstrained Bond Fund (continued)
For the Year Ended October 31, 2014
A	$10.06	$0.29	$0.02	$0.31	$(0.26)	$—	$(0.04)	$(0.30)	$10.07	3.16%		$70,192	1.17%		0.99%		2.86%		62%
B	10.06	0.21	0.02	0.23	(0.20)	—	(0.03)	(0.23)	10.06	2.30		1,974	2.08		1.74		2.12		62
C	10.09	0.21	0.02	0.23	(0.20)	—	(0.03)	(0.23)	10.09	2.29		15,869	1.86		1.74		2.11		62
I	10.07	0.31	0.02	0.33	(0.28)	—	(0.05)	(0.33)	10.07	3.32		5,311	0.77		0.73		3.10		62
R3	10.05	0.26	0.02	0.28	(0.24)	—	(0.04)	(0.28)	10.05	2.76		193	1.46		1.29		2.56		62
R4	10.05	0.29	0.02	0.31	(0.27)	—	(0.04)	(0.31)	10.05	3.07		161	1.15		0.99		2.85		62
R5	10.05	0.32	0.02	0.34	(0.29)	—	(0.05)	(0.34)	10.05	3.37		113	0.85		0.69		3.17		62
Y	10.03	0.32	0.02	0.34	(0.28)	—	(0.05)	(0.33)	10.04	3.48		19,584	0.73		0.69		3.16		62

For the Year Ended October 31, 2013
A	$10.51	$0.25	$(0.41)	$(0.16)	$(0.29)	$—	$—	$(0.29)	$10.06	(1.54)%		$85,062	1.13%		0.99%		2.43%		69%
B	10.51	0.17	(0.41)	(0.24)	(0.21)	—	—	(0.21)	10.06	(2.28)		3,234	2.01		1.74		1.68		69
C	10.53	0.17	(0.40)	(0.23)	(0.21)	—	—	(0.21)	10.09	(2.18)		18,711	1.82		1.74		1.67		69
I	10.51	0.28	(0.40)	(0.12)	(0.32)	—	—	(0.32)	10.07	(1.19)		1,602	0.76		0.74		2.69		69
R3	10.50	0.22	(0.41)	(0.19)	(0.26)	—	—	(0.26)	10.05	(1.83)		179	1.44		1.29		2.17		69
R4	10.50	0.25	(0.41)	(0.16)	(0.29)	—	—	(0.29)	10.05	(1.54)		130	1.11		0.99		2.46		69
R5	10.50	0.28	(0.41)	(0.13)	(0.32)	—	—	(0.32)	10.05	(1.24)		149	0.82		0.69		2.75		69
Y	10.48	0.29	(0.42)	(0.13)	(0.32)	—	—	(0.32)	10.03	(1.24)		17,992	0.71		0.69		2.85		69

For the Year Ended October 31, 2012
A	$10.06	$0.37	$0.47	$0.84	$(0.39)	$—	$—	$(0.39)	$10.51	8.47%		$120,395	1.09%		0.77%		3.59%		134%
B	10.05	0.30	0.47	0.77	(0.31)	—	—	(0.31)	10.51	7.77		5,187	1.96		1.53		2.92		134
C	10.07	0.29	0.48	0.77	(0.31)	—	—	(0.31)	10.53	7.76		29,736	1.79		1.52		2.83		134
I(31)	10.30	0.13	0.21	0.34	(0.13)	—	—	(0.13)	10.51	3.35	(5)	1,132	0.83	(6)	0.62	(6)	2.93	(6)	134
R3	10.04	0.33	0.49	0.82	(0.36)	—	—	(0.36)	10.50	8.27		141	1.40		1.06		3.20		134
R4	10.04	0.37	0.48	0.85	(0.39)	—	—	(0.39)	10.50	8.60		111	1.07		0.77		3.57		134
R5	10.04	0.40	0.48	0.88	(0.42)	—	—	(0.42)	10.50	8.92		111	0.77		0.47		3.87		134
Y	10.04	0.48	0.38	0.86	(0.42)	—	—	(0.42)	10.48	8.73		115	0.72		0.69		4.70		134

For the Year Ended October 31, 2011(9)
A	$9.98	$0.46	$0.10	$0.56	$(0.48)	$—	$—	$(0.48)	$10.06	5.71%		$126,654	1.06%		0.95%		4.56%		207%
B	9.98	0.38	0.09	0.47	(0.40)	—	—	(0.40)	10.05	4.82		7,324	1.88		1.70		3.82		207
C	10.00	0.38	0.09	0.47	(0.40)	—	—	(0.40)	10.07	4.81		27,057	1.74		1.70		3.80		207
R3(13)	9.89	0.03	0.15	0.18	(0.03)	—	—	(0.03)	10.04	1.81	(5)	102	1.34	(6)	1.25	(6)	4.29	(6)	207
R4(13)	9.89	0.04	0.14	0.18	(0.03)	—	—	(0.03)	10.04	1.84	(5)	102	1.04	(6)	0.95	(6)	4.58	(6)	207
R5(13)	9.89	0.04	0.15	0.19	(0.04)	—	—	(0.04)	10.04	1.87	(5)	102	0.74	(6)	0.65	(6)	4.87	(6)	207
Y	9.97	0.49	0.09	0.58	(0.51)	—	—	(0.51)	10.04	5.96		102,134	0.63		0.63		4.90		207

The Hartford World Bond Fund
For the Six-Month Period Ended April 30, 2016 (Unaudited)
A	$10.47	$0.05	$0.06	$0.11	$(0.03)	$(0.26)	$—	$(0.29)	$10.29	1.09	%(5)	$504,826	1.14	%(6)(7)	1.06	%(6)(7)(32)	1.00	%(6)	89%
C	10.46	0.01	0.06	0.07	(0.01)	(0.26)	—	(0.27)	10.26	0.66	(5)	173,080	1.78	(6)(7)	1.78	(6)(7)(32)	0.29	(6)	89
I	10.49	0.07	0.04	0.11	(0.04)	(0.26)	—	(0.30)	10.30	1.13	(5)	2,339,629	0.79	(6)(7)	0.79	(6)(7)(32)	1.28	(6)	89
R3	10.48	0.04	0.05	0.09	(0.02)	(0.26)	—	(0.28)	10.29	0.89	(5)	1,080	1.40	(6)(7)	1.36	(6)(7)(32)	0.72	(6)	89
R4	10.48	0.05	0.06	0.11	(0.03)	(0.26)	—	(0.29)	10.30	1.11	(5)	4,733	1.08	(6)(7)	1.06	(6)(7)(32)	1.01	(6)	89
R5	10.48	0.07	0.05	0.12	(0.05)	(0.26)	—	(0.31)	10.29	1.14	(5)	356	0.84	(6)(7)	0.76	(6)(7)(32)	1.32	(6)	89
R6	10.49	0.07	0.06	0.13	(0.05)	(0.26)	—	(0.31)	10.31	1.26	(5)	467	0.71	(6)(7)	0.71	(6)(7)(32)	1.39	(6)	89
Y	10.49	0.07	0.06	0.13	(0.05)	(0.26)	—	(0.31)	10.31	1.27	(5)	488,020	0.68	(6)(7)	0.68	(6)(7)(32)	1.38	(6)	89

The accompanying notes are an integral part of these financial statements.

294

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Inves- tment Income (Loss)	Net Realized and Unrea- lized Gain (Loss) on Inves- tments		Total from Investment Operations	Dividends from Net Investment Income	Distribu- tions from Realized Gains	Distribu- tions	Total Dividends and Distribu- tions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford World Bond Fund (continued)
For the Year Ended October 31, 2015
A	$10.76	$0.09	$—		$0.09	$(0.38)	$—	$—	$(0.38)	$10.47	0.82%		$624,111	1.08%		1.05%		0.84%		99%
C	10.74	0.01	0.01	(33)	0.02	(0.30)	—	—	(0.30)	10.46	0.17		175,560	1.77		1.77		0.13		99
I	10.77	0.12	—		0.12	(0.40)	—	—	(0.40)	10.49	1.16		2,283,590	0.77		0.77		1.13		99
R3	10.77	0.06	(0.01)		0.05	(0.34)	—	—	(0.34)	10.48	0.48		810	1.39		1.35		0.55		99
R4	10.78	0.10	(0.02)		0.08	(0.38)	—	—	(0.38)	10.48	0.71		4,850	1.08		1.05		0.98		99
R5	10.76	0.12	—		0.12	(0.40)	—	—	(0.40)	10.48	1.19		297	0.83		0.75		1.17		99
R6(28)	10.78	0.14	(0.02)		0.12	(0.41)	—	—	(0.41)	10.49	1.18	(5)	188	0.74	(6)	0.70	(6)	1.32	(6)	99
Y	10.77	0.13	—		0.13	(0.41)	—	—	(0.41)	10.49	1.27		634,789	0.67		0.67		1.24		99

For the Year Ended October 31, 2014
A	$10.63	$0.12	$0.17		$0.29	$(0.13)	$(0.03)	$—	$(0.16)	$10.76	2.74%		$422,689	1.02%		0.99%		1.15%		140%
C	10.61	0.04	0.17		0.21	(0.05)	(0.03)	—	(0.08)	10.74	2.00		179,147	1.76		1.73		0.41		140
I	10.64	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.77	3.03		1,966,455	0.76		0.74		1.40		140
R3	10.64	0.09	0.17		0.26	(0.10)	(0.03)	—	(0.13)	10.77	2.42		759	1.39		1.32		0.82		140
R4	10.64	0.12	0.18		0.30	(0.13)	(0.03)	—	(0.16)	10.78	2.80		725	1.07		1.02		1.12		140
R5	10.63	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.76	3.03		226	0.79		0.70		1.42		140
Y	10.64	0.16	0.17		0.33	(0.17)	(0.03)	—	(0.20)	10.77	3.11		517,167	0.67		0.64		1.50		140

For the Year Ended October 31, 2013
A	$10.77	$0.10	$0.06		$0.16	$(0.18)	$(0.12)	$—	$(0.30)	$10.63	1.47%		$481,684	1.03%		0.93%		0.95%		129%
C	10.76	0.02	0.05		0.07	(0.10)	(0.12)	—	(0.22)	10.61	0.67		177,802	1.77		1.67		0.21		129
I	10.78	0.13	0.05		0.18	(0.20)	(0.12)	—	(0.32)	10.64	1.71		891,048	0.79		0.69		1.19		129
R3	10.78	0.06	0.05		0.11	(0.13)	(0.12)	—	(0.25)	10.64	1.03		519	1.40		1.25		0.60		129
R4	10.78	0.10	0.05		0.15	(0.17)	(0.12)	—	(0.29)	10.64	1.40		976	1.08		0.95		0.92		129
R5	10.77	0.13	0.06		0.19	(0.21)	(0.12)	—	(0.33)	10.63	1.73		372	0.79		0.65		1.18		129
Y	10.78	0.14	0.05		0.19	(0.21)	(0.12)	—	(0.33)	10.64	1.81		340,669	0.68		0.58		1.30		129

For the Year Ended October 31, 2012
A	$10.32	$0.10	$0.59		$0.69	$(0.20)	$(0.04)	$—	$(0.24)	$10.77	6.79%		$250,916	1.11%		0.95%		0.95%		191%
C	10.31	0.02	0.60		0.62	(0.13)	(0.04)	—	(0.17)	10.76	6.12		97,235	1.83		1.67		0.19		191
I	10.32	0.12	0.60		0.72	(0.22)	(0.04)	—	(0.26)	10.78	7.11		421,508	0.86		0.70		1.14		191
R3	10.32	0.09	0.57		0.66	(0.16)	(0.04)	—	(0.20)	10.78	6.51		1,297	1.51		1.25		0.85		191
R4	10.32	0.12	0.57		0.69	(0.19)	(0.04)	—	(0.23)	10.78	6.82		1,345	1.21		0.95		1.15		191
R5	10.32	0.15	0.56		0.71	(0.22)	(0.04)	—	(0.26)	10.77	7.03		1,276	0.91		0.65		1.45		191
Y	10.32	0.12	0.61		0.73	(0.23)	(0.04)	—	(0.27)	10.78	7.18		197,637	0.73		0.57		1.12		191

For the Year Ended October 31, 2011(10)
A	$10.00	$0.09	$0.28		$0.37	$(0.05)	$—	$—	$(0.05)	$10.32	3.74	%(5)	$33,346	1.27	%(6)	0.85	%(6)	1.93	%(6)	50	%(5)
C	10.00	0.05	0.28		0.33	(0.02)	—	—	(0.02)	10.31	3.33	(5)	9,175	2.03	(6)	1.61	(6)	1.18	(6)	50	(5)
I	10.00	0.09	0.29		0.38	(0.06)	—	—	(0.06)	10.32	3.84	(5)	24,552	1.01	(6)	0.59	(6)	2.10	(6)	50	(5)
R3	10.00	0.07	0.29		0.36	(0.04)	—	—	(0.04)	10.32	3.58	(5)	2,071	1.72	(6)	1.25	(6)	1.64	(6)	50	(5)
R4	10.00	0.09	0.28		0.37	(0.05)	—	—	(0.05)	10.32	3.70	(5)	2,073	1.42	(6)	0.95	(6)	1.94	(6)	50	(5)
R5	10.00	0.10	0.28		0.38	(0.06)	—	—	(0.06)	10.32	3.83	(5)	2,076	1.12	(6)	0.65	(6)	2.24	(6)	50	(5)
Y	10.00	0.10	0.28		0.38	(0.06)	—	—	(0.06)	10.32	3.85	(5)	9,344	1.02	(6)	0.60	(6)	2.29	(6)	50	(5)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.

The accompanying notes are an integral part of these financial statements.

295

Fixed Income Funds

Financial Highlights – (continued)

(5)	Not annualized.
(6)	Annualized.
(7)	Certain non-recurring expenses incurred by the Fund were not annualized for the six-month period ended April 30, 2016.
(8)	Commenced operations on November 29, 2013.
(9)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(10)	Commenced operations on May 31, 2011.
(11)	Excluding the expenses not subject to cap, the ratios would have been 1.00%, 1.75%, 1.73%, 0.73%, 1.25%, 1.00%, 0.70% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(12)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(13)	Commenced operations on September 30, 2011.
(14)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(15)	Included in this amount are tax distributions from capital of less than ($0.01).
(16)	Excluding the expenses not subject to cap, the ratios would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.20%, 0.90%, 0.60% and 0.55% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(17)	Class L was merged into Class A on August 5, 2011.
(18)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44% for Class A, Class C and Class I, respectively.
(19)	Commenced operations on May 29, 2015.
(20)	Excluding the expenses not subject to cap, the ratios would have been 0.68%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.
(21)	Excluding the expenses not subject to cap, the ratios would have been 0.90%, 1.65%, 1.65% and 0.65% for Class A, Class B, Class C and Class I, respectively.
(22)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44%, 0.44% and 0.44% for Class A, Class B, Class C, Class I and Class Y, respectively.
(23)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44% for Class A, Class C and Class I, respectively.
(24)	Excluding the expenses not subject to cap, the ratios would have been 0.93%, 1.68%, 0.65%, 1.25%, 0.95%, 0.65% and 0.60% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(25)	Commenced operations on November 30, 2012.
(26)	Excluding the expenses not subject to cap, the ratios would have been 0.85%, 0.85%, 1.59%, 0.54%, 1.15%, 0.85%, 0.55% and 0.49% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(27)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.22%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(28)	Commenced operations on November 7, 2014.
(29)	Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.54%, 1.16%, 0.84%, 0.55%, 0.48% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(30)	Excluding the expenses not subject to cap, the ratios would have been 0.99%, 1.74%, 1.74%, 0.74%, 1.29%, 0.99%, 0.69% and 0.69% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(31)	Commenced operations on May 25, 2012.
(32)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.77%, 0.78%, 1.35%, 1.05%, 0.75%, 0.70% and 0.67% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(33)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.

The accompanying notes are an integral part of these financial statements.

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Fixed Income Funds

Notes to Financial Statements

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1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty-five and four series, respectively, as of April 30, 2016. The financial statements for certain other series of the Companies are presented in separate reports. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

Hartford Duration-Hedged Strategic Income Fund (the “Duration-Hedged Strategic Income Fund”)

The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”)

The Hartford Floating Rate Fund (the “Floating Rate Fund”)

The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”)

The Hartford High Yield Fund (the “High Yield Fund”)

The Hartford Inflation Plus Fund (the “Inflation Plus Fund”)

Hartford Municipal Income Fund (the “Municipal Income Fund”)

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”)

The Hartford Quality Bond Fund (the “Quality Bond Fund”)

The Hartford Short Duration Fund (the “Short Duration Fund”)

The Hartford Strategic Income Fund (the “Strategic Income Fund”)

The Hartford Total Return Bond Fund (the “Total Return Bond Fund”)

The Hartford Unconstrained Bond Fund (the “Unconstrained Bond Fund”)

The Hartford World Bond Fund (the “World Bond Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Municipal Real Return Fund (the “Municipal Real Return Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund, are diversified open-end management investment companies. Emerging Markets Local Debt Fund, Floating Rate High Income Fund and World Bond Fund are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, “Financial Services – Investment Companies”.

Each of Municipal Income Fund and Municipal Short Duration Fund commenced operations on May 29, 2015. Each Fund offers Class A, Class C, and Class I shares. In addition, each Fund, except Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Floating Rate High Income Fund, Municipal Income Fund, Municipal Short Duration Fund, Quality Bond Fund and World Bond Fund offer Class B shares. Additionally, each Fund, except Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund, offer Class R3, Class R4 and Class R5 shares. Each Fund offers Class Y shares, except Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund. Strategic Income Fund, Total Return Bond Fund and World Bond Fund offer Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class A shares are sold with a front-end sales charge of up to 3.00% for Floating Rate Fund and Floating Rate High Income Fund and up to 2.00% for Short Duration Fund. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

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No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest gains and dividends, any such gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

The Duration-Hedged Strategic Income Fund, as a “fund of funds,” seeks its investment objective through investment primarily in Class Y shares of Strategic Income Fund (“Affiliated Investment Company”) and may also invest in one or more unaffiliated money market funds (together with the Affiliated Investment Company, the “Underlying Funds”) and other instruments.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses. The Duration-Hedged Strategic Income Fund generally uses market prices in valuing the remaining portfolio holdings. If market prices are not readily available or are deemed unreliable, the Duration-Hedged Strategic Income Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of The Hartford Mutual Funds, Inc. For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio, except Duration-Hedged Strategic Income Fund, for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interest), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent

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pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

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Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable. Income and capital gain distributions from the Underlying Funds are accrued on the ex-dividend date.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

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Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Duration-Hedged Strategic Income Fund, Emerging Markets Local Debt Fund and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.

Long-term capital gains distributions received from Underlying Funds, if applicable, are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of Duration-Hedged Strategic Income Fund.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow a Fund to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of April 30, 2016.

b)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid

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Fixed Income Funds

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pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2016.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2016.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

A Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. A Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. A Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for open dollar roll transactions as of April 30, 2016.

d)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of April 30, 2016.

e)

Mortgage Related and Other Asset Backed Securities – Certain Funds may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and

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Fixed Income Funds

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loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of April 30, 2016.

f)	Inflation Indexed Bonds – Certain Funds may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of April 30, 2016.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2016.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, a Fund seeks to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2016.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or

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on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding option contracts as of April 30, 2016. Transactions involving written option contracts during the six-month period ended April 30, 2016, are summarized below:

The Hartford Emerging Markets Local Debt Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	11,600,000	$114,632
Written	22,349,000	392,857
Expired	(6,401,000)	(58,170)
Closed	(20,279,000)	(291,424)
Exercised	(1,638,000)	(39,803)

End of Period	5,631,000	$118,092

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	30,801,000	$350,169
Written	85,555,000	785,905
Expired	(32,660,000)	(270,160)
Closed	(44,237,000)	(528,293)
Exercised	(9,835,000)	(71,613)

End of Period	29,624,000	$266,008

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The Hartford Strategic Income Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	15,610,000	$229,269
Written	242,315,000	3,053,688
Expired	(81,985,000)	(967,084)
Closed	—	—
Exercised	(122,950,000)	(1,714,552)

End of Period	52,990,000	$601,321

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	15,610,000	$181,282
Written	246,890,000	2,774,554
Expired	(122,950,000)	(1,610,642)
Closed	(3,313,000)	(91,869)
Exercised	(81,985,000)	(775,143)

End of Period	54,252,000	$478,182

The Hartford Total Return Bond Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	605,433,000	1,952,766
Expired	(325,783,000)	(955,283)
Closed	—	—
Exercised	(279,650,000)	(997,483)
End of Period	—	—

		$—-

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	618,906,000	1,829,279
Expired	(279,650,000)	(794,447)
Closed	(9,533,000)	(264,350)
Exercised	(325,778,000)	(762,079)

End of Period	3,945,000	$8,403

The Hartford Unconstrained Bond Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	2,115,000	$31,064
Written	46,250,000	588,612
Expired	(11,210,000)	(134,117)
Closed	—	—
Exercised	(25,735,000)	(358,426)

End of Period	11,420,000	$127,133

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April 30, 2016 (Unaudited)

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	2,115,000	$24,562
Written	47,265,000	539,395
Expired	(25,735,000)	(339,169)
Closed	(741,000)	(20,548)
Exercised	(11,210,000)	(101,754)

End of Period	11,694,000	$102,486

The Hartford World Bond Fund

Options Activity During the Six-Month Period Ended April 30, 2016

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	23,787,500	$168,891
Written	116,337,750	1,448,753.00
Expired	(51,536,250.00)	(191,090.00)
Closed	—	—
Exercised	—	—

End of Period	88,589,000	$1,426,554

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	123,497,596	$802,163
Written	370,236,250	1,134,705
Expired	(104,130,000)	(409,151)
Closed	(224,833,596)	(852,589)
Exercised	—	—

End of Period	164,770,250	$675,128

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the respective Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for

306

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these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of April 30, 2016.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. The value of fixed rate bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

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If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of April 30, 2016.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying referenced securities, indices or commodities. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying securities, indices or commodities and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate, which can be fixed or variable. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which are defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding total return swap contracts as of April 30, 2016.

Spreadlock Swap Contracts – Certain Funds may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date. See each Fund’s Schedule of Investments, if applicable, for outstanding speadlock swap contracts as of April 30, 2016.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. See each Fund’s Schedule of Investments, if applicable, for outstanding cross currency swap contracts as of April 30, 2016.

e)	Additional Derivative Instrument Information:

Duration-Hedged Strategic Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$52,472	$—	$—	$—	$—	$—	$52,472

Total	$52,472	$—	$—	$—	$—	$—	$52,472

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

308

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total

Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(313,654)	$—	$—	$—	$—	$—	$(313,654)

Total	$(313,654)	$—	$—	$—	$—	$—	$(313,654)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$80,818	$—	$—	$—	$—	$—	$80,818

Total	$80,818	$—	$—	$—	$—	$—	$80,818

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Short	(74)

Emerging Markets Local Debt Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$132,738	$546,702	$—	$—	$—	$—	$679,440
Unrealized appreciation on futures contracts(1)	1,900	—	—	—	—	—	1,900
Unrealized appreciation on foreign currency contracts	—	5,165,466	—	—	—	—	5,165,466
Unrealized appreciation on swap contracts(2)	543,360	234,728	—	—	—	—	778,088

Total	$677,998	$5,946,896	$—	$—	$—	$—	$6,624,894

Liabilities:
Unrealized depreciation on futures contracts(1)	$446	$—	$—	$—	$—	$—	$446
Unrealized depreciation on foreign currency contracts	—	3,761,823	—	—	—	—	3,761,823
Written options, market value	2,516	545,560	—	—	—	—	548,076
Unrealized depreciation on swap contracts(2)	517,538	266,392	—	—	—	—	783,930

Total	$520,500	$4,573,775	$—	$—	$—	$—	$5,094,275

309

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$55,337	$(54,151)	$—	$—	$—	$—	$1,186
Net realized gain (loss) on futures contracts	(106,705)	—	—	—	—	—	(106,705)
Net realized gain (loss) on written options contracts	—	224,791	—	—	—	—	224,791
Net realized gain (loss) on swap contracts	(228,519)	—	—	—	—	—	(228,519)
Net realized gain (loss) on foreign currency contracts	—	1,259,974	—	—	—	—	1,259,974

Total	$(279,887)	$1,430,614	$—	$—	$—	$—	$1,150,727

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(55,690)	$106,426	$—	$—	$—	$—	$50,736
Net change in unrealized appreciation (depreciation) of futures contracts	20,414	—	—	—	—	—	20,414
Net change in unrealized appreciation (depreciation) of written options contracts	5,919	(233,784)	—	—	—	—	(227,865)
Net change in unrealized appreciation (depreciation) of swap contracts	371,496	(31,664)	—	—	—	—	339,832
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	792,837	—	—	—	—	792,837

Total	$342,139	$633,815	$—	$—	$—	$—	$975,954

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	6,231,602,667
Futures Contracts Long	14
Futures Contracts Short	(27)
Written Options Contracts	(34,792,500)
Swap Contracts	$28,791,289,059
Foreign Currency Contracts Long	$164,015,255
Foreign Currency Contracts Short	$139,387,371

Floating Rate Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$978,165	$—	$—	$—	$—	$978,165

Total	$—	$978,165	$—	$—	$—	$—	$978,165

310

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$2,921,579	$—	$—	$—	$—	$2,921,579

Total	$—	$2,921,579	$—	$—	$—	$—	$2,921,579

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(1,083,853)	$—	$—	$—	$—	$(1,083,853)

Total	$—	$(1,083,853)	$—	$—	$—	$—	$(1,083,853)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Long	$5,283,284
Foreign Currency Contracts Short	$104,591,870

Floating Rate High Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$48,335	$—	$—	$—	$—	$48,335

Total	$—	$48,335	$—	$—	$—	$—	$48,335

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$664,784	$—	$—	$—	$—	$664,784

Total	$—	$664,784	$—	$—	$—	$—	$664,784

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(78,896)	$—	$—	$—	$—	$(78,896)

Total	$—	$(78,896)	$—	$—	$—	$—	$(78,896)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Long	$1,826,971
Foreign Currency Contracts Short	$10,275,749

311

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

High Yield Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on swap contracts(1)	—	—	195,295	—	—	—	195,295

Total	$—	$—	$195,295	$—	$—	$—	$195,295

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$87,609	$—	$—	$—	$—	$87,609

Total	$—	$87,609	$—	$—	$—	$—	$87,609

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$277,867	$—	$—	$—	$277,867
Net realized gain (loss) on foreign currency contracts	—	(126,047)	—	—	—	—	(126,047)

Total	$—	$(126,047)	$277,867	$—	$—	$—	$151,820

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$(161,523)	$—	$—	$—	$(161,523)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(119,235)	—	—	—	—	(119,235)

Total	$—	$(119,235)	$(161,523)	$—	$—	$—	$(280,758)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts	$13,810,950
Foreign Currency Contracts Long	$550,132
Foreign Currency Contracts Short	$6,239,705

Inflation Plus Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$66,776	$—	$—	$—	$—	$—	$66,776
Unrealized appreciation on foreign currency contracts	—	233,840	—	—	—	—	233,840
Unrealized appreciation on swap contracts(2)	141,548	—	317,426	—	—	—	458,974

Total	$208,324	$233,840	$317,426	$—	$—	$—	$759,590

Liabilities:
Unrealized depreciation on futures contracts(1)	$3,164	$—	$—	$—	$—	$—	$3,164
Unrealized depreciation on foreign currency contracts	—	2,137,908	—	—	—	—	2,137,908
Unrealized depreciation on swap contracts(2)	193,812	—	4,835	—	—	—	198,647

Total	$196,976	$2,137,908	$4,835	$—	$—	$—	$2,339,719

312

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(97,885)	$—	$—	$—	$—	$—	$(97,885)
Net realized gain (loss) on written options contracts	—	—	—	—	—	—	—
Net realized gain (loss) on swap contracts	(257,421)	—	(473,759)	—	—	—	(731,180)
Net realized gain (loss) on foreign currency contracts	—	(753,608)	—	—	—	—	(753,608)

Total	$(355,306)	$(753,608)	$(473,759)	$—	$—	$—	$(1,582,673)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$63,612	$—	$—	$—	$—	$—	$63,612
Net change in unrealized appreciation (depreciation) of written options contracts	—	—	—	—	—	—	—
Net change in unrealized appreciation (depreciation) of swap contracts	641,142	—	504,303	—	—	—	1,145,445
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,894,262)	—	—	—	—	(1,894,262)

Total	$704,754	$(1,894,262)	$504,303	$—	$—	$—	$(685,205)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	537
Futures Contracts Short	(123)
Swap Contracts	$103,862,333
Foreign Currency Contracts Long	$37,791,776
Foreign Currency Contracts Short	$64,325,099

Municipal Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$204,358	$—	$—	$—	$—	$—	$204,358

Total	$204,358	$—	$—	$—	$—	$—	$204,358

Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$—	$—	$—	$—

Total	$—	$—	$—	$—	$—	$—	$—

313

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(1,121,258)	$—	$—	$—	$—	$—	$(1,121,258)

Total	$(1,121,258)	$—	$—	$—	$—	$—	$(1,121,258)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$356,386	$—	$—	$—	$—	$—	$356,386

Total	$356,386	$—	$—	$—	$—	$—	$356,386

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Short	(81)

Municipal Real Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts(1)	$183,876	$—	$—	$—	$—	$—	$183,876

Total	$183,876	$—	$—	$—	$—	$—	$183,876

Liabilities:
Unrealized depreciation on swap contracts(1)	$8,571,930	$—	$—	$—	$—	$—	$8,571,930

Total	$8,571,930	$—	$—	$—	$—	$—	$8,571,930

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(1,561,275)	$—	$—	$—	$—	$—	$(1,561,275)

Total	$(1,561,275)	$—	$—	$—	$—	$—	$(1,561,275)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$1,799,333	$—	$—	$—	$—	$—	$1,799,333

Total	$1,799,333	$—	$—	$—	$—	$—	$1,799,333

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts	$134,413,833

314

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Quality Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts(1)	9,880	—	—	—	—	—	9,880
Unrealized appreciation on swap contracts(2)	—	—	—	—	—	—	—

Total	$9,880	$—	$—	$—	$—	$—	$9,880

Liabilities:
Unrealized depreciation on futures contracts(1)	$43,914	$—	$—	$—	$—	$—	$43,914
Unrealized depreciation on swap contracts(2)	—	—	—	—	—	—	—

Total	$43,914	$—	$—	$—	$—	$—	$43,914

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$299,131	$—	$—	$—	$—	$—	$299,131
Net realized gain (loss) on written options contracts	(5,564)	—	—	—	—	—	(5,564)
Net realized gain (loss) on swap contracts	12,584	—	—	—	—	—	12,584

Total	$306,151	$—	$—	$—	$—	$—	$306,151

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$1,441	$—	$—	$—	$—	$—	$1,441
Net change in unrealized appreciation (depreciation) of futures contracts	(40,883)	—	—	—	—	—	(40,883)
Net change in unrealized appreciation (depreciation) of swap contracts	2,697	—	—	—	—	—	2,697

Total	$(36,745)	$—	$—	$—	$—	$—	$(36,745)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	51
Futures Contracts Short	(24)
Swap Contracts	$1,900,000

315

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Short Duration Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$320,934	$—	$—	$—	$—	$—	$320,934

Total	$320,934	$—	$—	$—	$—	$—	$320,934

Liabilities:
Unrealized depreciation on futures contracts(1)	$69,425	$—	$—	$—	$—	$—	$69,425

Total	$69,425	$—	$—	$—	$—	$—	$69,425

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(1,764,916)	$—	$—	$—	$—	$—	$(1,764,916)

Total	$(1,764,916)	$—	$—	$—	$—	$—	$(1,764,916)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$507,675	$—	$—	$—	$—	$—	$507,675

Total	$507,675	$—	$—	$—	$—	$—	$507,675

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long	520
Futures Contracts Short	(842)

Strategic Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$1,019	$121,942	$—	$—	$—	$—	$122,961
Unrealized appreciation on futures contracts(1)	43,967	172,445	—	—	—	—	216,412
Unrealized appreciation on foreign currency contracts	—	1,298,125	—	—	—	—	1,298,125
Unrealized appreciation on swap contracts(2)	65,274	2,869	3,611,108	22,784	—	—	3,702,035

Total	$110,260	$1,595,381	$3,611,108	$22,784	$—	$—	$5,339,533

Liabilities:
Unrealized depreciation on futures contracts(1)	$517,168	$740,579	$—	$—	$—	$—	$1,257,747
Unrealized depreciation on foreign currency contracts	—	1,907,715	—	—	—	—	1,907,715
Written options, market value	956,103	1,728	—	—	—	—	957,831
Unrealized depreciation on swap contracts(2)	12,065	72,258	2,373,989	—	—	—	2,458,312

Total	$1,485,336	$2,722,280	$2,373,989	$—	$—	$—	$6,581,605

316

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(78,126)	$(33,261)	$—	$—	$—	$(398)	$(111,785)
Net realized gain (loss) on futures contracts	3,594,474	(119,526)	—	—	—	—	3,474,948
Net realized gain (loss) on written options contracts	2,577,727	8,369	—	—	—	—	2,586,096
Net realized gain (loss) on swap contracts	(445,023)	(48,808)	(1,676,529)	585,279	—	—	(1,585,081)
Net realized gain (loss) on foreign currency contracts	—	434,912	—	—	—	—	434,912

Total	$5,649,052	$241,686	$(1,676,529)	$585,279	$—	$(398)	$4,799,090

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$963	$104,794	$—	$—	$—	$—	$105,757
Net change in unrealized appreciation (depreciation) of futures contracts	(484,503)	(568,134)	—	—	—	—	(1,052,637)
Net change in unrealized appreciation (depreciation) of written options contracts	155,914	960	—	—	—	—	156,874
Net change in unrealized appreciation (depreciation) of swap contracts	197,386	(90,055)	(1,037,442)	22,784	—	—	(907,327)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	230,561	—	—	—	—	230,561

Total	$(130,240)	$(321,874)	$(1,037,442)	$22,784	$—	$—	$(1,466,772)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	16,884,503
Futures Contracts Long	1,151
Futures Contracts Short	(638)
Written Options Contracts	(97,178,400)
Swap Contracts	$491,208,135
Foreign Currency Contracts Long	$50,728,657
Foreign Currency Contracts Short	$65,223,475

Total Return Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$382,366	$—	$—	$—	$—	$382,366
Unrealized appreciation on futures contracts(1)	597,193	—	—	—	—	—	597,193
Unrealized appreciation on foreign currency contracts	—	667,077	—	—	—	—	667,077
Unrealized appreciation on swap contracts(2)	584,418	7,479	5,034,837	—	—	—	5,626,734

Total	$1,181,611	$1,056,922	$5,034,837	$—	$—	$—	$7,273,370

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,197,589	$—	$—	$—	$—	$—	$1,197,589
Unrealized depreciation on foreign currency contracts	—	2,487,114	—	—	—	—	2,487,114
Written options, market value	—	5,401	—	—	—	—	5,401
Unrealized depreciation on swap contracts(2)	137,519	211,471	5,430,531	—	—	—	5,779,521

Total	$1,335,108	$2,703,986	$5,430,531	$—	$—	$—	$9,469,625

317

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(366,181)	$152,796	$—	$—	$—	$—	$(213,385)
Net realized gain (loss) on futures contracts	(962,868)	—	—	—	—	—	(962,868)
Net realized gain (loss) on written options contracts	1,749,731	24,080	—	—	—	—	1,773,811
Net realized gain (loss) on swap contracts	(1,190,773)	(150,320)	(8,248,272)	—	—	—	(9,589,365)
Net realized gain (loss) on foreign currency contracts	—	(1,809,927)	—	—	—	—	(1,809,927)

Total	$(770,091)	$(1,783,371)	$(8,248,272)	$—	$—	$—	$(10,801,734)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$24,583	$(37,092)	$—	$—	$—	$—	$(12,509)
Net change in unrealized appreciation (depreciation) of futures contracts	(132,649)	—	—	—	—	—	(132,649)
Net change in unrealized appreciation (depreciation) of written options contracts	—	3,002	—	—	—	—	3,002
Net change in unrealized appreciation (depreciation) of swap contracts	1,236,232	(270,102)	2,665,268	—	—	—	3,631,398
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(476,068)	—	—	—	—	(476,068)

Total	$1,128,166	$(780,260)	$2,665,268	$—	$—	$—	$3,013,174

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	52,192,652
Futures Contracts Long	3,230
Futures Contracts Short	(2,365)
Written Options Contracts	(303,701,500)
Swap Contracts	$597,324,427
Foreign Currency Contracts Long	$44,233,297
Foreign Currency Contracts Short	$107,797,804

Unconstrained Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$26,489	$—	$—	$—	$—	$26,489
Unrealized appreciation on futures contracts(1)	55,517	—	—	—	—	—	55,517
Unrealized appreciation on foreign currency contracts	—	69,038	—	—	—	—	69,038
Unrealized appreciation on swap contracts(2)	15,647	622	516,980	7,226	—	—	540,475

Total	$71,164	$96,149	$516,980	$7,226	$—	$—	$691,519

Liabilities:
Unrealized depreciation on futures contracts(1)	$18,851	$—	$—	$—	$—	$—	$18,851
Unrealized depreciation on foreign currency contracts	—	421,827	—	—	—	—	421,827
Written options, market value	206,051	375	—	—	—	—	206,426
Unrealized depreciation on swap contracts(2)	2,660	15,655	716,426	—	—	—	734,741

Total	$227,562	$437,857	$716,426	$—	$—	$—	$1,381,845

318

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(33,874)	$(27,090)	$—	$—	$—	$—	$(60,964)
Net realized gain (loss) on futures contracts	(583,105)	—	—	—	—	—	(583,105)
Net realized gain (loss) on written options contracts	473,285	1,872	—	—	—	—	475,157
Net realized gain (loss) on swap contracts	(263,355)	(12,564)	(865,741)	222,360	—	—	(919,300)
Net realized gain (loss) on foreign currency contracts	—	(163,396)	—	—	—	—	(163,396)

Total	$(407,049)	$(201,178)	$(865,741)	$222,360	$—	$—	$(1,251,608)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$1,718	$29,454	$—	$—	$—	$—	$31,172
Net change in unrealized appreciation (depreciation) of futures contracts	31,909	—	—	—	—	—	31,909
Net change in unrealized appreciation (depreciation) of written options contracts	22,984	209	4,769	—	—	—	27,962
Net change in unrealized appreciation (depreciation) of swap contracts	141,543	(20,543)	(342,866)	7,226	—	—	(214,640)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(257,921)	—	—	—	—	(257,921)

Total	$198,154	$(248,801)	$(338,097)	$7,226	$—	$—	$(381,518)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	4,449,667
Futures Contracts Long	52
Futures Contracts Short	(195)
Written Options Contracts	(18,554,800)
Swap Contracts	$89,542,060
Foreign Currency Contracts Long	$8,128,910
Foreign Currency Contracts Short	$18,514,270

World Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2016:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$490,193	$2,815,917	$—	$—	$—	$—	$3,306,110
Unrealized appreciation on futures contracts(1)	2,344,260	—	—	—	—	—	2,344,260
Unrealized appreciation on foreign currency contracts	—	13,807,751	—	—	—	—	13,807,751
Unrealized appreciation on swap contracts(2)	358,266	—	2,151,297	—	—	—	2,509,563

Total	$3,192,719	$16,623,668	$2,151,297	$—	$—	$—	$21,967,684

Liabilities:
Unrealized depreciation on futures contracts(1)	$4,832,779	$—	$—	$—	$—	$—	$4,832,779
Unrealized depreciation on foreign currency contracts	—	27,687,386	—	—	—	—	27,687,386
Written options, market value	73,604	771,762	—	—	—	—	845,366
Unrealized depreciation on swap contracts(2)	1,791,382	—	5,180,115	—	—	—	6,971,497

Total	$6,697,765	$28,459,148	$5,180,115	$—	$—	$—	$40,337,028

319

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Effect of Derivative Instruments on the Statement of Operations for the period ended April 30, 2016

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(788,391)	$(1,129,258)	$—	$—	$—	$(155,114)	$(2,072,763)
Net realized gain (loss) on futures contracts	(6,943,948)	—	—	—	—	—	(6,943,948)
Net realized gain (loss) on written options contracts	122,224	361,723	—	—	—	—	483,947
Net realized gain (loss) on swap contracts	4,097,782	—	(4,835,109)	—	—	—	(737,327)
Net realized gain (loss) on foreign currency contracts	—	(11,916,560)	—	—	—	—	(11,916,560)

Total	$(3,512,333)	$(12,684,095)	$(4,835,109)	$—	$—	$(155,114)	$(21,186,651)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(131,540)	$278,789	$800,101	$—	$—	$—	$947,350
Net change in unrealized appreciation (depreciation) of futures contracts	(2,510,681)	—	—	—	—	—	(2,510,681)
Net change in unrealized appreciation (depreciation) of written options contracts	(6,194)	1,173,295	(318,204)	—	—	—	848,897
Net change in unrealized appreciation (depreciation) of swap contracts	(1,585,717)	—	(1,922,861)	—	—	—	(3,508,578)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(25,292,499)	—	—	—	—	(25,292,499)

Total	$(4,234,132)	$(23,840,415)	$(1,440,964)	$—	$—	$—	$(29,515,511)

For the period ended April 30, 2016, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts	4,290,852,028
Futures Contracts Long	3,459
Futures Contracts Short	(6,555)
Written Options Contracts	(231,285,433)
Swap Contracts	$41,020,165,030
Foreign Currency Contracts Long	$1,093,026,324
Foreign Currency Contracts Short	$2,618,284,855

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, is disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

320

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2016:

Duration-Hedged Strategic Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$52,472	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	52,472	—

Derivatives not subject to a MNA	(52,472)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Emerging Markets Local Debt Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$5,165,466	$(3,761,823)
Futures contracts	1,900	(446)
Purchased options	679,440	—
Swap contracts	789,304	(795,146)
Written options	—	(548,076)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,636,110	(5,105,491)

Derivatives not subject to a MNA	(57,619)	52,756

Total gross amount of assets and liabilities subject to MNA or similar agreements	$6,578,491	$(5,052,735)

Emerging Markets Local Debt Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$365,900	$(287,650)	$—	$—	$78,250
Barclays	230,124	(230,124)	—	—	—
BNP Paribas Securities Services	33,579	(33,579)	—	—	—
Citibank NA	675,164	(319,362)	—	—	355,802
Credit Agricle	38,899	(38,899)	—	—	—
Credit Suisse First Boston Corp.	79,877	(79,877)	—	—	—
Deutsche Bank Securities, Inc.	616,131	(616,131)	—	—	—
Goldman Sachs & Co.	169,341	(169,341)	—	—	—
HSBC Bank USA	20,382	(324)	—	—	20,058
JP Morgan Chase & Co.	2,168,589	(1,421,680)	—	—	746,909
Morgan Stanley	1,524,414	(865,583)	—	—	658,831
Nomura International	4,879	—	—	—	4,879
RBC Dominion Securities, Inc.	18,401	—	—	—	18,401
RBS Greenwich Capital	24,991	(4,478)	—	—	20,513
Societe Generale Group	261	—	—	—	261
Standard Chartered Bank	70,907	(7,292)	—	—	63,615
State Street Global Markets LLC	420,623	(420,623)	—	—	—
Toronto-Dominion Bank	82,458	—	—	—	82,458
UBS AG	5,707	(5,707)	—	—	—
Westpac International	27,864	(27,864)	—	—	—

Total	$6,578,491	$(4,528,514)	$—	$—	$2,049,977

321

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(287,650)	$287,650	$—	$—	$—
Barclays	(342,413)	230,124	—	—	(112,289)
BNP Paribas Securities Services	(116,468)	33,579	—	—	(82,889)
Citibank NA	(319,362)	319,362	—	—	—
Credit Agricle	(164,737)	38,899	—	—	(125,838)
Credit Suisse First Boston Corp.	(96,765)	79,877	—	—	(16,888)
Deutsche Bank Securities, Inc.	(636,732)	616,131	—	—	(20,601)
Goldman Sachs & Co.	(268,379)	169,341	—	—	(99,038)
HSBC Bank USA	(324)	324	—	—	—
JP Morgan Chase & Co.	(1,421,680)	1,421,680	—	—	—
Morgan Stanley	(865,583)	865,583	—	—	—
RBS Greenwich Capital	(4,478)	4,478	—	—	—
Standard Chartered Bank	(7,292)	7,292	—	—	—
State Street Global Markets LLC	(432,433)	420,623	—	—	(11,810)
UBS AG	(51,341)	5,707	—	—	(45,634)
Westpac International	(37,098)	27,864	—	—	(9,234)

Total	$(5,052,735)	$4,528,514	$—	$—	$(524,221)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(978,165)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(978,165)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(978,165)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(238,992)	$—	$—	$—	$(238,992)
State Street Global Markets LLC	(739,173)	—	—	—	(739,173)

Total	$(978,165)	$—	$—	$—	$(978,165)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate High Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(48,335)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(48,335)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(48,335)

322

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(25,866)	$—	$—	$—	$(25,866)
State Street Global Markets LLC	(22,469)	—	—	—	(22,469)

Total	$(48,335)	$—	$—	$—	$(48,335)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$—	$(87,609)
Swap contracts	384,364	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	384,364	(87,609)

Derivatives not subject to a MNA	(384,364)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$(87,609)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(87,609)	$—	$—	$—	$(87,609)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Inflation Plus Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$233,840	$(2,137,908)
Futures contracts	66,776	(3,164)
Swap contracts	141,548	(706,147)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	442,164	(2,847,219)

Derivatives not subject to a MNA	(66,776)	3,164

Total gross amount of assets and liabilities subject to MNA or similar agreements	$375,388	$(2,844,055)

323

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Inflation Plus Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$212,757	$(212,757)	$—	$—	$—
Credit Suisse First Boston Corp.	29,317	—	—	—	29,317
Deutsche Bank Securities, Inc.	77,857	(14,337)	—	—	63,520
State Street Global Markets LLC	55,457	(55,457)	—	—	—

Total	$375,388	$(282,551)	$—	$—	$92,837

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(575,250)	$212,757	$—	$260,000	$(102,493)
Barclays	(156,143)	—	—	—	(156,143)
Citibank NA	(403,732)	—	—	112,000	(291,732)
Credit Suisse International	(15,108)	—	—	—	(15,108)
Deutsche Bank Securities, Inc.	(14,337)	14,337	—	—	—
Goldman Sachs & Co.	(76,372)	—	—	—	(76,372)
HSBC Bank USA	(27,449)	—	—	—	(27,449)
JP Morgan Chase & Co.	(382,681)	—	—	—	(382,681)
Morgan Stanley	(222,905)	—	—	—	(222,905)
National Australia Bank Limited	(28,527)	—	—	—	(28,527)
State Street Global Markets LLC	(492,595)	55,457	—	—	(437,138)
Toronto-Dominion Bank	(423,366)	—	—	—	(423,366)
UBS AG	(25,590)	—	—	—	(25,590)

Total	$(2,844,055)	$282,551	$—	$372,000	$(2,189,504)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Municipal Opportunities Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$204,358	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	204,358	—

Derivatives not subject to a MNA	(204,358)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Municipal Real Return Fund
Derivative Financial Instruments:	Assets	Liabilities
Swap contracts	$183,876	$(8,571,930)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	183,876	(8,571,930)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$183,876	$(8,571,930)

324

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Municipal Real Return Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
BNP Paribas Securities Services	$40,706	$(40,706)	$—	$—	$—
JP Morgan Chase & Co.	143,170	(143,170)	—	—	—

Total	$183,876	$(183,876)	$—	$—	$—

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(530,795)	$—	$—	$530,000	$(795)
Barclays	(2,727,669)	—	—	2,727,669	—
BNP Paribas Securities Services	(158,182)	40,706	—	—	(117,476)
Citibank NA	(164,864)	—	—	164,864	—
Deutsche Bank Securities, Inc.	(692,132)	—	—	692,132	—
JP Morgan Chase & Co.	(774,714)	143,170	—	631,544	—
Morgan Stanley	(170,525)	—	—	170,525	—
UBS AG	(3,353,049)	—	—	3,353,049	—

Total	$(8,571,930)	$183,876	$—	$8,269,783	$(118,271)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Quality Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$9,880	$(43,914)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,880	(43,914)

Derivatives not subject to a MNA	(9,880)	43,914

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Short Duration Fund
Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$320,935	$(69,425)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	320,935	(69,425)

Derivatives not subject to a MNA	(320,935)	69,425

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

325

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Strategic Income Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,298,125	$(1,907,715)
Futures contracts	216,412	(1,257,747)
Purchased options	122,961	—
Swap contracts	7,559,066	(8,027,566)
Written options	—	(957,831)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	9,196,564	(12,150,859)

Derivatives not subject to a MNA	(1,985,510)	2,094,733

Total gross amount of assets and liabilities subject to MNA or similar agreements	$7,211,054	$(10,056,126)

Strategic Income Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$627,847	$(627,847)	$—	$—	$—
Barclays	141,453	(141,453)	—	—	—
BNP Paribas Securities Services	13,456	(13,456)	—	—	—
Citibank NA	237,537	(13,471)	—	—	224,066
Credit Agricle	169,157	(36,059)	—	—	133,098
Credit Suisse International	2,169,445	(1,729,857)	—	—	439,588
Deutsche Bank Securities, Inc.	447,656	(83,901)	—	(240,000)	123,755
Goldman Sachs & Co.	681,922	(681,922)	—	—	—
HSBC Bank USA	1,807	(1,807)	—	—	—
JP Morgan Chase & Co.	1,183,467	(541,155)	—	(590,000)	52,312
Merrill Lynch International	127,028	(127,028)	—	—	—
Morgan Stanley	714,034	(714,034)	—	—	—
National Australia Bank Limited	479	(479)	—	—	—
RBC Dominion Securities, Inc.	3,785	(407)	—	—	3,378
RBS Greenwich Capital	53,433	(2,010)	—	—	51,423
Standard Chartered Bank	1,846	(1,846)	—	—	—
State Street Global Markets LLC	113,193	(113,193)	—	—	—
Toronto-Dominion Bank	464,142	(4,373)	—	—	459,769
UBS AG	59,367	(59,367)	—	—	—

Total	$7,211,054	$(4,893,665)	$—	$(830,000)	$1,487,389

326

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(1,474,273)	$627,847	$—	$—	$(846,426)
Barclays	(821,423)	141,453	—	—	(679,970)
BNP Paribas Securities Services	(1,336,564)	13,456	—	—	(1,323,108)
Citibank NA	(13,471)	13,471	—	—	—
Credit Agricle	(36,059)	36,059	—	—	—
Credit Suisse First Boston Corp.	(120,415)	—	—	—	(120,415)
Credit Suisse International	(1,729,857)	1,729,857	—	—	—
Deutsche Bank Securities, Inc.	(83,901)	83,901	—	—	—
Goldman Sachs & Co.	(1,647,155)	681,922	965,233	—	—
HSBC Bank USA	(10,498)	1,807	—	—	(8,691)
JP Morgan Chase & Co.	(541,155)	541,155	—	—	—
Merrill Lynch International	(646,477)	127,028	—	390,000	(129,449)
Morgan Stanley	(938,141)	714,034	—	—	(224,107)
National Australia Bank Limited	(4,547)	479	—	—	(4,068)
RBC Dominion Securities, Inc.	(407)	407	—	—	—
RBS Greenwich Capital	(2,010)	2,010	—	—	—
Standard Chartered Bank	(21,478)	1,846	—	—	(19,632)
State Street Global Markets LLC	(510,884)	113,193	—	—	(397,691)
Toronto-Dominion Bank	(4,373)	4,373	—	—	—
UBS AG	(104,798)	59,367	—	45,431	—
Westpac International	(8,240)	—	—	—	(8,240)

Total	$(10,056,126)	$4,893,665	$965,233	$435,431	$(3,761,797)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$667,077	$(2,487,114)
Futures contracts	597,193	(1,197,589)
Purchased options	382,366	—
Swap contracts	16,113,966	(15,829,806)
Written options	—	(5,401)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	17,760,602	(19,519,910)

Derivatives not subject to a MNA	(1,582,992)	3,602,392

Total gross amount of assets and liabilities subject to MNA or similar agreements	$16,177,610	$(15,917,518)

327

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Total Return Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$1,391,123	$(1,391,123)	$—	$—	$—
Barclays	3,617,755	(1,444,018)	—	(2,173,737)	—
BNP Paribas Securities Services	47,187	—	—	—	47,187
Citibank NA	457,453	(33,603)	—	(290,000)	133,850
Credit Suisse International	2,447,391	(2,447,391)	—	—	—
Deutsche Bank Securities, Inc.	791,341	(64,773)	—	(560,000)	166,568
Goldman Sachs & Co.	3,874,723	(3,625,203)	—	—	249,520
JP Morgan Chase & Co.	396,503	(396,503)	—	—	—
Merrill Lynch International	311,425	(311,425)	—	—	—
Morgan Stanley	2,791,643	(2,077,823)	—	(713,820)	—
RBC Dominion Securities, Inc.	12,111	—	—	—	12,111
State Street Global Markets LLC	29,342	(29,342)	—	—	—
UBS AG	9,613	(9,613)	—	—	—

Total	$16,177,610	$(11,830,817)	$—	$(3,737,557)	$609,236

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(1,665,921)	$1,391,123	$—	$—	$(274,798)
Barclays	(1,444,018)	1,444,018	—	—	—
Citibank NA	(33,603)	33,603	—	—	—
Credit Agricle	(14,281)	—	—	—	(14,281)
Credit Suisse First Boston Corp.	(330,660)	—	—	255,000	(75,660)
Credit Suisse International	(3,168,996)	2,447,391	—	—	(721,605)
Deutsche Bank Securities, Inc.	(64,773)	64,773	—	—	—
Goldman Sachs & Co.	(3,625,203)	3,625,203	—	—	—
HSBC Bank USA	(14,915)	—	—	—	(14,915)
JP Morgan Chase & Co.	(899,163)	396,503	—	—	(502,660)
Merrill Lynch International	(2,014,501)	311,425	—	30,000	(1,673,076)
Morgan Stanley	(2,077,823)	2,077,823	—	—	—
Standard Chartered Bank	(162,490)	—	—	—	(162,490)
State Street Global Markets LLC	(245,465)	29,342	—	—	(216,123)
UBS AG	(119,395)	9,613	—	—	(109,782)
Westpac International	(36,311)	—	—	—	(36,311)

Total	$(15,917,518)	$11,830,817	$—	$285,000	$(3,801,701)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

328

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Unconstrained Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$69,038	$(421,827)
Futures contracts	55,517	(18,851)
Purchased options	26,489	—
Swap contracts	1,823,382	(2,058,604)
Written options	—	(206,426)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,974,426	(2,705,708)

Derivatives not subject to a MNA	(94,393)	399,897

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,880,033	$(2,305,811)

Unconstrained Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$158,810	$(158,810)	$—	$—	$—
Barclays	167,445	(167,445)	—	—	—
BNP Paribas Securities Services	2,931	(2,931)	—	—	—
Citibank NA	5,781	(3,816)	—	—	1,965
Credit Suisse International	387,115	(292,670)	—	—	94,445
Deutsche Bank Securities, Inc.	112,660	(17,099)	—	(55,000)	40,561
Goldman Sachs & Co.	277,911	(277,911)	—	—	—
HSBC Bank USA	142	(142)	—	—	—
JP Morgan Chase & Co.	293,663	(73,019)	—	(120,000)	100,644
Merrill Lynch International	45,075	(45,075)	—	—	—
Morgan Stanley	414,925	(371,047)	—	(30,000)	13,878
RBC Dominion Securities, Inc.	757	—	—	—	757
Standard Chartered Bank	196	(196)	—	—	—
State Street Global Markets LLC	11,737	(11,737)	—	—	—
UBS AG	885	(885)	—	—	—

Total	$1,880,033	$(1,422,783)	$—	$(205,000)	$252,250

329

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(331,084)	$158,810	$—	$—	$(172,274)
Barclays	(202,339)	167,445	—	—	(34,894)
BNP Paribas Securities Services	(88,923)	2,931	—	—	(85,992)
Citibank NA	(3,816)	3,816	—	—	—
Credit Agricle	(7,710)	—	—	—	(7,710)
Credit Suisse First Boston Corp.	(26,006)	—	—	—	(26,006)
Credit Suisse International	(292,670)	292,670	—	—	—
Deutsche Bank Securities, Inc.	(17,099)	17,099	—	—	—
Goldman Sachs & Co.	(445,816)	277,911	167,905	—	—
HSBC Bank USA	(5,997)	142	—	—	(5,855)
JP Morgan Chase & Co.	(73,019)	73,019	—	—	—
Merrill Lynch International	(223,551)	45,075	—	—	(178,476)
Morgan Stanley	(371,047)	371,047	—	—	—
National Australia Bank Limited	(4,862)	—	—	—	(4,862)
RBS Greenwich Capital	(995)	—	—	—	(995)
Standard Chartered Bank	(16,638)	196	—	—	(16,442)
State Street Global Markets LLC	(79,057)	11,737	—	—	(67,320)
Toronto-Dominion Bank	(72,853)	—	—	—	(72,853)
UBS AG	(39,727)	885	—	38,842	—
Westpac International	(2,602)	—	—	—	(2,602)

Total	$(2,305,811)	$1,422,783	$167,905	$38,842	$(676,281)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

World Bond Fund
Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$13,807,751	$(27,687,386)
Futures contracts	2,344,260	(4,832,779)
Purchased options	3,306,110	—
Swap contracts	11,920,898	(10,981,464)
Written options	—	(845,366)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	31,379,019	(44,346,995)

Derivatives not subject to a MNA	(4,064,691)	7,688,545

Total gross amount of assets and liabilities subject to MNA or similar agreements	$27,314,328	$(36,658,450)

330

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

World Bond Fund
Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$487,287	$(487,287)	$—	$—	$—
Barclays	1,245,382	(1,002,877)	—	(242,505)	—
BNP Paribas Securities Services	543,112	(543,112)	—	—	—
Citibank NA	1,452,850	(1,452,850)	—	—	—
Credit Agricle	3,339	—	—	—	3,339
Credit Suisse International	1,051,425	(108,065)	—	(890,000)	53,360
Deutsche Bank Securities, Inc.	774,489	(655,704)	—	—	118,785
Goldman Sachs & Co.	8,720,341	(7,999,775)	—	—	720,566
HSBC Bank USA	1,581,539	(257,017)	—	—	1,324,522
JP Morgan Chase & Co.	7,658,573	(7,658,573)	—	—	—
Morgan Stanley	1,394,481	(853,831)	—	(540,650)	—
National Australia Bank Limited	1,535,291	(283,739)	—	—	1,251,552
RBS Greenwich Capital	22,393	(3,247)	—	—	19,146
Societe Generale Group	50,447	—	—	—	50,447
Standard Chartered Bank	496,571	(221,267)	—	—	275,304
State Street Global Markets LLC	252,968	(252,968)	—	—	—
UBS AG	31,808	(31,808)	—	—	—
Westpac International	12,032	—	—	—	12,032

Total	$27,314,328	$(21,812,120)	$—	$(1,673,155)	$3,829,053

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(599,557)	$487,287	$—	$112,270	$—
Barclays	(1,002,877)	1,002,877	—	—	—
BNP Paribas Securities Services	(1,574,919)	543,112	—	—	(1,031,807)
Citibank NA	(1,460,126)	1,452,850	—	7,276	—
Credit Suisse First Boston Corp.	(1,442)	—	—	—	(1,442)
Credit Suisse International	(108,065)	108,065	—	—	—
Deutsche Bank Securities, Inc.	(655,704)	655,704	—	—	—
Goldman Sachs & Co.	(7,999,775)	7,999,775	—	—	—
HSBC Bank USA	(257,017)	257,017	—	—	—
JP Morgan Chase & Co.	(13,211,780)	7,658,573	—	—	(5,553,207)
Morgan Stanley	(853,831)	853,831	—	—	—
National Australia Bank Limited	(283,739)	283,739	—	—	—
Nomura International	(1,766,113)	—	—	—	(1,766,113)
RBS Greenwich Capital	(3,247)	3,247	—	—	—
Standard Chartered Bank	(221,267)	221,267	—	—	—
State Street Global Markets LLC	(4,951,352)	252,968	—	—	(4,698,384)
Toronto-Dominion Bank	(1,326,306)	—	—	—	(1,326,306)
UBS AG	(381,333)	31,808	—	—	(349,525)

Total	$(36,658,450)	$21,812,120	$—	$119,546	$(14,726,784)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

331

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Certain Funds are exposed to the risks of the Underlying Funds and/or ETFs/ETNs in direct proportion to the amount of assets those Funds allocate to each Underlying Fund and/or ETF/ETN. The market values of the Underlying Funds and/or ETFs/ETNs may decline due to general market conditions which are not specifically related to a particular company in which the Underlying Fund and/or ETF/ETN invested, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities in which the Underlying Funds and/or ETFs/ETNs invest may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2016. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

332

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2015 and October 31, 2014 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2015				For the Year Ended October 31, 2014
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital
Duration-Hedged Strategic Income Fund	$—	$647,684	$—	$—	$—	$299,034	$—	$—
Emerging Markets Local Debt Fund	—	—	—	14,832,158	—	1,392,618	162,064	12,542,479
Floating Rate Fund	—	198,061,840	—	21,709,481	—	255,305,057	—	—
Floating Rate High Income Fund	—	23,497,814	3,133,226	4,211,886	—	22,169,499	328,632	—
High Yield Fund	—	17,589,631	—	89,258	—	22,188,186	—	—
Inflation Plus Fund	—	487,150	—	—	—	6,586,732	49,264,538	—
Municipal Income Fund	75,458	180	—	—	—	—	—	—
Municipal Opportunities Fund	11,534,074	218,269	—	—	9,362,323	72,719	—	—
Municipal Real Return Fund	4,871,021	6,204	—	—	5,041,336	2,592	—	—
Municipal Short Duration Fund	31,362	128	—	—	—	—	—	—
Quality Bond Fund	—	520,579	75,092	—	—	191,093	—	—
Short Duration Fund	—	12,891,498	1,331,299	—	—	10,685,735	2,643,200	—
Strategic Income Fund	—	19,882,297	5,081,698	—	—	19,322,292	—	—
Total Return Bond Fund	—	64,332,894	17,437,160	—	—	38,834,479	—	—
Unconstrained Bond Fund	—	3,017,996	—	55,488	—	3,028,985	—	498,937
World Bond Fund	—	86,731,896	33,840,537	—	—	31,703,925	5,557,399	—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2015, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments	Other Temporary Differences	Total Accumulated Earnings (Deficit)
Duration-Hedged Strategic Income Fund	$—	$5,738	$—	$(502,557)	$(1,012,053)	$—	$(1,508,872)
Emerging Markets Local Debt Fund	—	—	—	(24,634,171)	(22,683,037)	—	(47,317,208)
Floating Rate Fund	—	—	—	(445,155,319)	(323,723,370)	—	(768,878,689)
Floating Rate High Income Fund	—	—	—	(12,039,023)	(33,287,191)	—	(45,326,214)
High Yield Fund	—	—	—	(28,927,306)	(14,528,808)	—	(43,456,114)
Inflation Plus Fund	—	—	—	(52,948,793)	(18,435,709)	—	(71,384,502)
Municipal Income Fund	7,482	—	—	(65,892)	160,395	—	101,985
Municipal Opportunities Fund	343,109	—	—	(27,924,766)	16,439,359	—	(11,142,298)
Municipal Real Return Fund	76,366	—	—	(43,623,439)	(3,441,308)	—	(46,988,381)
Municipal Short Duration Fund	6,321	—	—	(21,682)	87,021	—	71,660
Quality Bond Fund	—	384,703	77,250	—	31,123	—	493,076
Short Duration Fund	—	213,638	—	(1,846,578)	(3,787,112)	—	(5,420,052)
Strategic Income Fund	—	491,585	—	(6,798,701)	(16,867,774)	(249,779)	(23,424,669)
Total Return Bond Fund	—	—	3,274,787	—	(18,109,884)	(416,412)	(15,251,509)
Unconstrained Bond Fund	—	—	—	(18,756,613)	(2,701,200)	(10,181)	(21,467,994)
World Bond Fund	—	—	91,906,891	—	(136,625,717)	(1,419,599)	(46,138,425)

(1)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses.

333

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2015, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Duration-Hedged Strategic Income Fund	$—	$135,741	$(135,741)
Emerging Markets Local Debt Fund	(39,473,627)	211,651	39,261,976
Floating Rate Fund	(21,709,481)	(5,900,012)	27,609,493
Floating Rate High Income Fund	(4,211,885)	(951,989)	5,163,874
High Yield Fund	(89,258)	(486,849)	576,107
Inflation Plus Fund	(3,533,849)	5,280,504	(1,746,655)
Municipal Income Fund	(7,482)	7,482	—
Municipal Opportunities Fund	—	—	—
Municipal Real Return Fund	—	—	—
Municipal Short Duration Fund	(7,569)	7,569	—
Quality Bond Fund	—	22,559	(22,559)
Short Duration Fund	—	819,298	(819,298)
Strategic Income Fund	—	(954,351)	954,351
Total Return Bond Fund	—	458,341	(458,341)
Unconstrained Bond Fund	(55,488)	(509,498)	564,986
World Bond Fund	(10,513,186)	14,449,249	(3,936,063)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

334

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

At October 31, 2015 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	2016	2017	2018	2019	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Duration-Hedged Strategic Income Fund	$—	$—	$—	$—	$220,069	$282,488
Emerging Markets Local Debt Fund	—	—	—	—	3,268,282	21,365,889
Floating Rate Fund	109,198,281	272,060,203	—	—	1,836,710	62,060,125
Floating Rate High Income Fund	—	—	—	—	5,185,292	6,877,488
High Yield Fund	734,446	18,103,626	—	—	6,227,925	3,861,309
Inflation Plus Fund	—	—	—	—	11,039,578	41,895,944
Municipal Income Fund	—	—	—	—	19,069	46,823
Municipal Opportunities Fund	—	11,258,037	6,120,720	10,546,009	—	—
Municipal Real Return Fund	18,856,445	16,621,393	6,087,643	1,653,837	109,767	294,354
Municipal Short Duration Fund	—	—	—	—	6,745	14,937
Quality Bond Fund	—	—	—	—	—	—
Short Duration Fund	—	—	—	—	333,044	1,513,534
Strategic Income Fund	—	—	—	—	4,964,480	1,834,221
Total Return Bond Fund	—	—	—	—	—	—
Unconstrained Bond Fund	—	12,172,503	—	—	3,745,950	2,838,160
World Bond Fund	—	—	—	—	—	—

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. At October 31, 2015, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
Inflation Plus Fund	$13,271

The Quality Bond Fund, Total Return Bond Fund and World Bond Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2015.

During the year ended October 31, 2015, the Municipal Opportunities Fund, Municipal Real Return Fund, and World Bond Fund utilized $1,007,466, $330,547, and $4,406,658 of prior year capital loss carryforwards, respectively.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of April 30, 2016, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – HFMC serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

335

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of April 30, 2016; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Duration-Hedged Strategic Income Fund	0.1000% on first $500 million and;
0.0900% on next $500 million and;
0.0850% on next $1.5 billion and;
0.0800% on next $2.5 billion and;
0.0750% on next $2.5 billion and;
0.0700% on next $2.5 billion and;
0.0650% over $10 billion

Emerging Markets Local Debt Fund	1.0000% on first $250 million and;
0.9500% on next $250 million and;
0.9000% on next $4.5 billion and;
0.8975% on next $5 billion and;
0.8950% over $10 billion

Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

High Yield Fund	0.6500% on first $500 million and;
0.6000% on next $500 million and;
0.5950% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Inflation Plus Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Municipal Income Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

336

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Management Fee Rates
Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Real Return Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Quality Bond Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Short Duration Fund	0.4500% on first $500 million and;
0.4000% on next $500 million and;
0.3950% on next $1.5 billion and;
0.3900% on next $2.5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond Fund	0.4300% on first $500 million and;
0.3800% on next $500 million and;
0.3700% on next $4 billion and;
0.3600% on next $5 billion and;
0.3500% over $10 billion

Unconstrained Bond Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

337

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Management Fee Rates
World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $4.5 billion and;
0.5750% on next $5 billion and;
0.5725% on over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Duration-Hedged Strategic Income Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Emerging Markets Local Debt Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

Floating Rate Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Floating Rate High Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

High Yield Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $5 billion

Inflation Plus Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Municipal Income Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Municipal Opportunities Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Municipal Real Return Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Municipal Short Duration Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Quality Bond Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Short Duration Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

338

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Accounting Services Fee Rates
Strategic Income Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Total Return Bond Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Unconstrained Bond Fund	0.025% on first $5 billion and;
0.020% on next $5 billion and;
0.015% over $10 billion

World Bond Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2016, HFMC contractually limited the total operating expenses of each Fund through February 28, 2017 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund(1)	1.15%	NA	1.90%	0.90%	1.45%	1.15%	0.85%	NA	0.75%
Emerging Markets Local Debt Fund(2)	1.25%	NA	2.00%	1.00%	1.55%	1.25%	0.95%	NA	0.90%
Floating Rate Fund(2)	1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	NA	0.70%
Floating Rate High Income Fund(2)	1.05%	NA	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.75%
High Yield Fund(2)	1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.70%
Inflation Plus Fund(2)	0.85%	1.60%	1.60%	0.60%	1.20%	0.90%	0.60%	NA	0.55%
Municipal Income Fund(2)	0.69%	NA	1.44%	0.44%	NA	NA	NA	NA	NA
Municipal Opportunities Fund(2)	0.69%	1.44%	1.44%	0.44%	NA	NA	NA	NA	NA
Municipal Real Return Fund(2)	0.69%	1.44%	1.44%	0.44%	NA	NA	NA	NA	0.44%
Municipal Short Duration Fund(2)	0.69%	NA	1.44%	0.44%	NA	NA	NA	NA	NA
Quality Bond Fund(2)	0.95%	NA	1.70%	0.70%	1.25%	0.95%	0.65%	NA	0.60%
Short Duration Fund(2)	0.85%	1.60%*	1.60%	0.60%	1.15%	0.85%	0.55%	NA	0.55%
Strategic Income Fund(2)	0.95%	1.70%**	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%
Total Return Bond Fund(2)	0.87%	1.62%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%	0.52%
Unconstrained Bond Fund(2)	0.99%	1.74%	1.74%	0.74%	1.29%	0.99%	0.69%	NA	0.69%
World Bond Fund(2)	1.05%	NA	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%	0.70%

*	The reduction in amounts charged in connection with the Short Duration Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2011, in order to comply with applicable Financial Industry Regulatory Authority (“FINRA”) rules, caused the limit on net operating expenses attributable to the Short Duration Fund’s Class B shares to be, effectively, 0.85%.
**	The reduction in amounts charged in connection with the Strategic Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect January 1, 2016, in order to comply with applicable rules of FINRA, caused the effective limit on net operating expenses attributable to Class B shares to be 0.95%.
(1)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.
(2)	HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as provided.

339

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2016, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund	0.52%	—	1.26%	0.20%	0.87%	0.57%	0.27%	—	0.17%
Emerging Markets Local Debt Fund	1.26%	—	2.01%	1.01%	1.56%	1.26%	0.96%	—	0.91%
Floating Rate Fund	1.01%	1.76%	1.74%	0.74%	1.26%	1.01%	0.71%	—	0.66%
Floating Rate High Income Fund	1.06%	—	1.81%	0.81%	1.36%	1.06%	0.76%	—	0.76%
High Yield Fund	1.06%	1.81%	1.81%	0.81%	1.36%	1.06%	0.76%	—	0.71%
Inflation Plus Fund	0.86%	1.61%	1.61%	0.61%	1.21%	0.91%	0.61%	—	0.56%
Municipal Income Fund	0.70%	—	1.45%	0.45%	—	—	—	—	—
Municipal Opportunities Fund	0.69%	1.45%	1.45%	0.45%	—	—	—	—	—
Municipal Real Return Fund	0.70%	1.45%	1.45%	0.45%	—	—	—	—	0.45%
Municipal Short Duration Fund	0.70%	—	1.45%	0.45%	—	—	—	—	—
Quality Bond Fund	0.95%	—	1.70%	0.67%	1.27%	0.97%	0.67%	—	0.62%
Short Duration Fund	0.86%	0.86%	1.60%	0.55%	1.16%	0.86%	0.56%	—	0.50%
Strategic Income Fund	0.96%	1.23%	1.71%	0.71%	1.26%	0.96%	0.66%	0.61%	0.61%
Total Return Bond Fund	0.87%	1.63%	1.60%	0.55%	1.17%	0.85%	0.56%	0.49%	0.45%
Unconstrained Bond Fund	1.00%	1.75%	1.75%	0.75%	1.30%	1.00%	0.70%	—	0.70%
World Bond Fund	1.06%	—	1.78%	0.79%	1.36%	1.06%	0.76%	0.71%	0.68%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the six-month period ended April 30, 2016, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Duration-Hedged Strategic Income Fund	$2,564	$—	*
Emerging Markets Local Debt Fund	2,135	—	*
Floating Rate Fund	202,527	99,722
Floating Rate High Income Fund	46,035	13,856
High Yield Fund	307,963	5,834
Inflation Plus Fund	72,804	1,329
Municipal Income Fund	33,095	52
Municipal Opportunities Fund	415,098	27,109
Municipal Real Return Fund	98,510	14,065
Municipal Short Duration Fund	12,448	36
Quality Bond Fund	66,513	368
Short Duration Fund	434,397	39,988
Strategic income Fund	145,560	4,424
Total Return Bond Fund	2,107,729	13,120
Unconstrained Bond Fund	8,111	1,338
World Bond Fund	741,411	26,060

*	Total CDSC includes Underwriter adjustment credits which may cause negative dollar amounts.

340

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for Class A, B, C, R3 and R4 shares. Under a Plan, Class A, Class B, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class B Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class B Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class B shares. Effective January 1, 2011, there was a reduction in the amount charged in connection with Short Duration Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Effective January 1, 2016, there was a reduction in the amount charged in connection with Strategic Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules, although it is possible that such fees may be increased in the future. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at other such intervals as the respective Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2016, a portion of each Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

341

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

Fund	CCO Compensation Paid by Fund
Duration-Hedged Strategic Income Fund	23
Emerging Markets Local Debt Fund	246
Floating Rate Fund	7,385
Floating Rate High Income Fund	578
High Yield Fund	576
Inflation Plus Fund	1,234
Municipal Income Fund	22
Municipal Opportunities Fund	1,025
Municipal Real Return Fund	301
Municipal Short Duration Fund	28
Quality Bond Fund	176
Short Duration Fund	1,464
Strategic Income Fund	706
Total Return Bond Fund	3,394
Unconstrained Bond Fund	162
World Bond Fund	6,452

8.	Affiliate Holdings:

As of April 30, 2016, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Duration-Hedged Strategic Income Fund	15%	—	22%	94%	100%	100%	100%	—	100%
Emerging Markets Local Debt Fund	—	—	—	—	34%	24%	100%	—	—
Floating Rate Fund	—	—	—	—	—	—	—	—	—
Floating Rate High Income Fund	—	—	—	—	—	—	4%	—	—	%*
High Yield Fund	—	—	—	—	—	—	—	—	—
Inflation Plus Fund	—	—	—	—	—	—	—	—	—
Municipal Income Fund	46%	—	96%	—	—	—	—	—	—
Municipal Opportunities Fund	—	—	—	—	—	—	—	—	—
Municipal Real Return Fund	—	—	—	—	—	—	—	—	—
Municipal Short Duration Fund	37%	—	61%	—	—	—	—	—	—
Quality Bond Fund	—	—	—	—	6%	47%	49%	—	—	%*
Short Duration Fund	—	—	—	—	—	—	99%	—	—
Strategic Income Fund	—	—	—	—	—	42%	25%	100%	—	%*
Total Return Bond Fund	—	—	—	—	—	—	—	100%	—
Unconstrained Bond Fund	—	—	—	—	51%	25%	100%	—	—
World Bond Fund	—	—	—	—	—	—	17%	2%	—

342

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Percentage of Fund:

Fund	Class A	Class B	Class C	Class I	Class R3		Class R4		Class R5		Class R6		Class Y
Duration-Hedged Strategic Income Fund	9%	—	3%	3%	3%		2%		3%		—		14%
Emerging Markets Local Debt Fund	—	—	—	—	—	%*	—	%*	—	%*	—		—
Floating Rate Fund	—	—	—	—	—		—		—		—		—
Floating Rate High Income Fund	—	—	—	—	—		—		—	%*	—		—	%*
High Yield Fund	—	—	—	—	—		—		—		—		—
Inflation Plus Fund	—	—	—	—	—		—		—		—		—
Municipal Income Fund	19%	—	19%	—	—		—		—		—		—
Municipal Opportunities Fund	—	—	—	—	—		—		—		—		—
Municipal Real Return Fund	—	—	—	—	—		—		—		—		—
Municipal Short Duration Fund	15%	—	15%	—	—		—		—		—		—
Quality Bond Fund	—	—	—	—	—	%*	—	%*	—	%*	—		—	%*
Short Duration Fund	—	—	—	—	—		—		—	%*	—		—
Strategic Income Fund	—	—	—	—	—		—	%*	—	%*	—	%*	—	%*
Total Return Bond Fund	—	—	—	—	—		—		—		—	%*	—
Unconstrained Bond Fund	—	—	—	—	—	%*	—	%*	—	%*	—		—
World Bond Fund	—	—	—	—	—		—		—	%*	—	%*	—

*	Percentage rounds to zero.

As of April 30, 2016, the Funds shares were owned in aggregate by affiliated fund of funds. Therefore, the Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in each Fund as follows:

Funds	Class Y
High Yield Fund	2%
Inflation Plus Fund	10%
Quality Bond Fund	79%
Short Duration Fund	5%
Strategic Income Fund	45%
Total Return Bond Fund	36%
Unconstrained Bond Fund	23%
World Bond Fund	5%

9.	Affiliate Fund Transactions:

A summary of affiliate fund transactions for the Duration-Hedged Strategic Income Fund for the six-month period ended April 30, 2016 follows:

Duration-Hedged Strategic Income Fund

Affiliated Investment Companies	Number of shares held at October 31, 2015	Shares purchased	Shares sold	Number of shares held at April 30, 2016
The Hartford Strategic Income Fund	1,555,632	160,471	(300,260)	1,415,843

Affiliated Investment Companies	Net Realized Gain/(Loss) on sales of Affiliated Investment Companies	Capital Gain Distributions from Affiliated Investment Companies	Dividend Income from Affiliated Investment Companies	Ending Value as of April 30, 2016
The Hartford Strategic Income Fund	$(354,853)	$—	$282,710	$12,119,616

343

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

10.	Investment Transactions:

For the six-month period ended April 30, 2016, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Duration-Hedged Strategic Income Fund	$1,323,933	$2,479,027
Emerging Markets Local Debt Fund	$124,687,810	$216,973,915
Floating Rate Fund	$579,343,405	$1,243,714,978
Floating Rate High Income Fund	$75,177,779	$171,389,971
High Yield Fund	$75,346,389	$77,088,513
Inflation Plus Fund	$27,117,423	$29,939,001
Municipal Income Fund	$3,188,073	$594,617
Municipal Opportunities Fund	$176,672,073	$27,443,193
Municipal Real Return Fund	$11,923,908	$13,337,036
Municipal Short Duration Fund	$4,897,080	$552,248
Quality Bond Fund	$37,580,982	$8,107,187
Short Duration Fund	$148,720,736	$83,070,347
Strategic Income Fund	$88,113,338	$95,702,727
Total Return Bond Fund	$398,016,342	$399,542,729
Unconstrained Bond Fund	$14,980,317	$21,070,284
World Bond Fund	$2,674,175,547	$2,636,501,662

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Duration-Hedged Strategic Income Fund	$—	$—
Emerging Markets Local Debt Fund	$—	$—
Floating Rate Fund	$—	$—
Floating Rate High Income Fund	$—	$—
High Yield Fund	$—	$—
Inflation Plus Fund	$96,119,227	$270,482,591
Municipal Income Fund	$—	$—
Municipal Opportunities Fund	$—	$—
Municipal Real Return Fund	$—	$—
Municipal Short Duration Fund	$—	$—
Quality Bond Fund	$85,575,854	$37,137,271
Short Duration Fund	$111,292,553	$49,004,652
Strategic Income Fund	$59,592,262	$12,292,611
Total Return Bond Fund	$167,768,546	$215,083,055
Unconstrained Bond Fund	$2,527,201	$6,258,825
World Bond Fund	$294,258,286	$305,045,712

344

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Fund	Total Cost of Purchases	Total Sales Proceeds
Duration-Hedged Strategic Income Fund	$1,323,933	$2,479,027
Emerging Markets Local Debt Fund	$124,687,810	$216,973,915
Floating Rate Fund	$579,343,405	$1,243,714,978
Floating Rate High Income Fund	$75,177,779	$171,389,971
High Yield Fund	$75,346,389	$77,088,513
Inflation Plus Fund	$123,236,650	$300,421,592
Municipal Income Fund	$3,188,073	$594,617
Municipal Opportunities Fund	$176,672,073	$27,443,193
Municipal Real Return Fund	$11,923,908	$13,337,036
Municipal Short Duration Fund	$4,897,080	$552,248
Quality Bond Fund	$123,156,836	$45,244,458
Short Duration Fund	$260,013,289	$132,074,999
Strategic Income Fund	$147,705,600	$107,995,338
Total Return Bond Fund	$565,784,888	$614,625,784
Unconstrained Bond Fund	$17,507,518	$27,329,109
World Bond Fund	$2,968,433,833	$2,941,547,374

For the six-month period ended April 30, 2016, Strategic Income Fund engaged in security transactions with the Multi-Asset Income Fund. These amounted to $13,533,384 in purchases of investments, which are excluded from the above.

11.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2016, and the year ended October 31, 2015:

Duration-Hedged Strategic Income Fund

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	117,137	$1,013,115	797,786	$7,554,451
Shares Issued for Reinvested Dividends	17,171	149,774	40,971	381,355
Shares Redeemed	(184,869)	(1,603,274)	(644,735)	(6,078,184)

Net Increase (Decrease)	(50,561)	(440,385)	194,022	1,857,622

Class C
Shares Sold	4,978	$42,429	95,916	$909,347
Shares Issued for Reinvested Dividends	3,254	28,378	8,876	82,697
Shares Redeemed	(38,665)	(332,295)	(62,993)	(593,959)

Net Increase (Decrease)	(30,433)	(261,488)	41,799	398,085

Class I
Shares Sold	—	$—	3,335	$30,802
Shares Issued for Reinvested Dividends	992	8,655	2,536	23,630
Shares Redeemed	(2,845)	(25,014)	(2,715)	(25,393)

Net Increase (Decrease)	(1,853)	(16,359)	3,156	29,039

Class R3
Shares Issued for Reinvested Dividends	782	$6,813	1,968	$18,341

Net Increase (Decrease)	782	6,813	1,968	18,341

345

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Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Issued for Reinvested Dividends	852	$7,424	2,104	$19,599

Net Increase (Decrease)	852	7,424	2,104	19,599

Class R5
Shares Issued for Reinvested Dividends	923	$8,042	2,241	$20,866

Net Increase (Decrease)	923	8,042	2,241	20,866

Class Y
Shares Issued for Reinvested Dividends	4,259	$37,128	10,288	$95,809

Net Increase (Decrease)	4,259	37,128	10,288	95,809

Total Net Increase (Decrease)	(76,031)	$(658,825)	255,578	$2,439,361

Emerging Markets Local Debt Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	123,755	$861,295	143,198	$1,157,588
Shares Issued for Reinvested Dividends	20,101	138,532	45,591	356,831
Shares Redeemed	(263,932)	(1,838,971)	(454,268)	(3,658,896)

Net Increase (Decrease)	(120,076)	(839,144)	(265,479)	(2,144,477)

Class C
Shares Sold	38,623	$275,551	24,619	$198,477
Shares Issued for Reinvested Dividends	2,571	17,766	7,605	59,735
Shares Redeemed	(74,844)	(504,652)	(207,059)	(1,688,561)

Net Increase (Decrease)	(33,650)	(211,335)	(174,835)	(1,430,349)

Class I
Shares Sold	95,165	$668,091	417,466	$3,526,657
Shares Issued for Reinvested Dividends	6,575	45,398	46,339	367,629
Shares Redeemed	(394,642)	(2,725,019)	(4,800,399)	(39,520,566)

Net Increase (Decrease)	(292,902)	(2,011,530)	(4,336,594)	(35,626,280)

Class R3
Shares Sold	2,016	$13,239	376	$2,889
Shares Issued for Reinvested Dividends	1,036	7,185	11,095	86,120
Shares Redeemed	(236,939)	(1,578,014)	(2)	(13)

Net Increase (Decrease)	(233,887)	(1,557,590)	11,469	88,996

Class R4
Shares Sold	182	$1,260	308	$2,382
Shares Issued for Reinvested Dividends	1,158	8,026	12,017	93,318
Shares Redeemed	(240,951)	(1,604,745)	—	—

Net Increase (Decrease)	(239,611)	(1,595,459)	12,325	95,700

346

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Issued for Reinvested Dividends	1,208	$8,369	12,773	$99,231
Shares Redeemed	(243,446)	(1,621,350)	—	—

Net Increase (Decrease)	(242,238)	(1,612,981)	12,773	99,231

Class Y
Shares Sold	10,230,375	$69,193,250	25,352,557	$204,857,829
Shares Issued for Reinvested Dividends	400,469	2,727,647	1,743,319	13,559,430
Shares Redeemed	(23,876,567)	(160,415,496)	(30,584,485)	(235,152,152)

Net Increase (Decrease)	(13,245,723)	(88,494,599)	(3,488,609)	(16,734,893)

Total Net Increase (Decrease)	(14,408,087)	$(96,322,638)	(8,228,950)	$(55,652,072)

Floating Rate Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	10,860,503	$88,449,870	24,521,260	$212,940,115
Shares Issued for Reinvested Dividends	2,418,467	19,666,794	5,677,145	49,210,187
Shares Redeemed	(32,373,383)	(263,251,792)	(62,722,259)	(544,171,583)
Shares converted (from) Class B into Class A	19,793	160,489	110,864	964,794

Net Increase (Decrease)	(19,074,620)	(154,974,639)	(32,412,990)	(281,056,487)

Class B
Shares Sold	15,675	$128,324	33,810	$291,997
Shares Issued for Reinvested Dividends	12,385	100,504	44,374	384,692
Shares Redeemed	(291,517)	(2,370,925)	(1,129,048)	(9,800,998)
Shares converted (from) Class B into Class A	(19,831)	(160,489)	(111,034)	(964,794)

Net Increase (Decrease)	(283,288)	(2,302,586)	(1,161,898)	(10,089,103)

Class C
Shares Sold	3,929,616	$32,038,828	10,173,038	$88,299,036
Shares Issued for Reinvested Dividends	2,506,863	20,348,241	5,688,167	49,243,475
Shares Redeemed	(28,307,894)	(229,853,208)	(55,925,951)	(484,762,751)

Net Increase (Decrease)	(21,871,415)	(177,466,139)	(40,064,746)	(347,220,240)

Class I
Shares Sold	29,135,805	$237,653,041	61,465,508	$535,353,344
Shares Issued for Reinvested Dividends	3,371,516	27,454,182	8,181,766	70,989,536
Shares Redeemed	(69,913,009)	(568,529,276)	(129,552,816)	(1,126,122,563)

Net Increase (Decrease)	(37,405,688)	(303,422,053)	(59,905,542)	(519,779,683)

Class R3
Shares Sold	155,468	$1,272,871	927,502	$8,103,048
Shares Issued for Reinvested Dividends	28,150	229,405	64,904	563,970
Shares Redeemed	(361,862)	(2,943,861)	(1,386,409)	(12,124,357)

Net Increase (Decrease)	(178,244)	(1,441,585)	(394,003)	(3,457,339)

347

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	78,785	$637,356	203,055	$1,765,555
Shares Issued for Reinvested Dividends	14,714	119,536	28,749	248,822
Shares Redeemed	(141,218)	(1,145,183)	(444,166)	(3,849,245)

Net Increase (Decrease)	(47,719)	(388,291)	(212,362)	(1,834,868)

Class R5
Shares Sold	17,815	$144,232	84,013	$732,228
Shares Issued for Reinvested Dividends	6,508	52,896	14,136	122,449
Shares Redeemed	(51,320)	(412,033)	(185,796)	(1,616,417)

Net Increase (Decrease)	(26,997)	(214,905)	(87,647)	(761,740)

Class Y
Shares Sold	10,208,716	$83,243,198	27,366,958	$237,149,585
Shares Issued for Reinvested Dividends	689,251	5,600,450	1,617,420	13,994,457
Shares Redeemed	(22,705,576)	(185,071,301)	(28,148,422)	(243,267,304)

Net Increase (Decrease)	(11,807,609)	(96,227,653)	835,956	7,876,738

Total Net Increase (Decrease)	(90,695,580)	$(736,437,851)	(133,403,232)	$(1,156,322,722)

Floating Rate High Income Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,971,475	$18,112,030	6,418,254	$64,703,495
Shares Issued for Reinvested Dividends	336,640	3,092,116	1,064,334	10,654,628
Shares Redeemed	(4,525,513)	(41,551,415)	(11,544,097)	(115,478,650)

Net Increase (Decrease)	(2,217,398)	(20,347,269)	(4,061,509)	(40,120,527)

Class C
Shares Sold	532,689	$4,914,669	2,444,760	$24,666,587
Shares Issued for Reinvested Dividends	222,878	2,046,682	613,802	6,143,653
Shares Redeemed	(2,193,134)	(20,208,673)	(3,900,528)	(39,095,916)

Net Increase (Decrease)	(1,437,567)	(13,247,322)	(841,966)	(8,285,676)

Class I
Shares Sold	2,826,485	$25,993,629	11,957,426	$121,072,578
Shares Issued for Reinvested Dividends	340,779	3,135,324	1,230,329	12,331,294
Shares Redeemed	(8,721,864)	(79,988,016)	(17,405,605)	(174,295,762)

Net Increase (Decrease)	(5,554,600)	(50,859,063)	(4,217,850)	(40,891,890)

Class R3
Shares Sold	3,115	$28,692	16,479	$164,418
Shares Issued for Reinvested Dividends	828	7,630	15,111	151,211
Shares Redeemed	(55,610)	(512,705)	(221,642)	(2,136,115)

Net Increase (Decrease)	(51,667)	(476,383)	(190,052)	(1,820,486)

348

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	919	$8,415	2,972	$29,814
Shares Issued for Reinvested Dividends	1,887	17,547	17,761	177,349
Shares Redeemed	(253,238)	(2,324,742)	(5,558)	(54,404)

Net Increase (Decrease)	(250,432)	(2,298,780)	15,175	152,759

Class R5
Shares Sold	37,192	$343,645	37,737	$376,537
Shares Issued for Reinvested Dividends	2,149	20,024	18,148	181,029
Shares Redeemed	(292,549)	(2,685,593)	(2)	(20)

Net Increase (Decrease)	(253,208)	(2,321,924)	55,883	557,546

Class Y
Shares Sold	4,790	$44,506	227,997	$2,221,146
Shares Issued for Reinvested Dividends	11,230	102,970	66,263	665,189
Shares Redeemed	(218,082)	(1,995,151)	(1,034,144)	(10,510,147)

Net Increase (Decrease)	(202,062)	(1,847,675)	(739,884)	(7,623,812)

Total Net Increase (Decrease)	(9,966,934)	$(91,398,416)	(9,980,203)	$(98,032,086)

High Yield Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,101,589	$21,241,599	11,756,228	$86,660,217
Shares Issued for Reinvested Dividends	759,087	5,211,090	1,545,148	11,457,361
Shares Redeemed	(6,379,163)	(43,853,974)	(13,173,616)	(98,187,449)
Shares converted (from) Class B into Class A	26,097	179,037	62,806	467,338

Net Increase (Decrease)	(2,492,390)	(17,222,248)	190,566	397,467

Class B
Shares Sold	10,520	$72,244	9,692	$71,339
Shares Issued for Reinvested Dividends	7,652	52,143	22,248	164,193
Shares Redeemed	(127,690)	(870,900)	(252,063)	(1,860,547)
Shares converted (from) Class B into Class A	(26,266)	(179,037)	(63,147)	(467,338)

Net Increase (Decrease)	(135,784)	(925,550)	(283,270)	(2,092,353)

Class C
Shares Sold	694,430	$4,716,480	2,580,674	$19,200,594
Shares Issued for Reinvested Dividends	168,621	1,153,384	387,356	2,863,332
Shares Redeemed	(1,807,307)	(12,265,584)	(5,906,989)	(43,790,819)

Net Increase (Decrease)	(944,256)	(6,395,720)	(2,938,959)	(21,726,893)

Class I
Shares Sold	2,878,834	$19,610,282	3,833,501	$28,593,094
Shares Issued for Reinvested Dividends	85,358	591,008	221,668	1,656,568
Shares Redeemed	(2,812,158)	(19,218,869)	(5,857,575)	(43,863,192)

Net Increase (Decrease)	152,034	982,421	(1,802,406)	(13,613,530)

349

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	125,202	$851,540	61,802	$459,488
Shares Issued for Reinvested Dividends	8,549	58,617	13,339	98,775
Shares Redeemed	(32,034)	(216,849)	(94,102)	(706,559)

Net Increase (Decrease)	101,717	693,308	(18,961)	(148,296)

Class R4
Shares Sold	22,260	$152,919	61,371	$455,620
Shares Issued for Reinvested Dividends	4,256	29,249	8,268	61,188
Shares Redeemed	(37,262)	(254,843)	(54,874)	(403,804)

Net Increase (Decrease)	(10,746)	(72,675)	14,765	113,004

Class R5
Shares Sold	14,087	$93,894	16,621	$123,496
Shares Issued for Reinvested Dividends	1,831	12,571	3,405	25,173
Shares Redeemed	(7,030)	(47,892)	(19,602)	(143,676)

Net Increase (Decrease)	8,888	58,573	424	4,993

Class Y
Shares Sold	131,913	$908,209	1,260,144	$9,375,101
Shares Issued for Reinvested Dividends	28,046	192,230	55,364	410,394
Shares Redeemed	(84,862)	(577,963)	(1,328,755)	(9,855,457)

Net Increase (Decrease)	75,097	522,476	(13,247)	(69,962)

Total Net Increase (Decrease)	(3,245,440)	$(22,359,415)	(4,851,088)	$(37,135,570)

Inflation Plus Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	850,106	$8,996,829	2,172,503	$23,229,608
Shares Issued for Reinvested Dividends	—	—	15,924	169,456
Shares Redeemed	(3,024,325)	(31,983,696)	(9,417,336)	(100,608,799)
Shares converted (from) Class B into Class A	54,479	577,611	58,516	626,146

Net Increase (Decrease)	(2,119,740)	(22,409,256)	(7,170,393)	(76,583,589)

Class B
Shares Sold	5,894	$59,967	5,999	$61,437
Shares Issued for Reinvested Dividends	—	—	286	2,950
Shares Redeemed	(232,378)	(2,370,676)	(528,222)	(5,461,537)
Shares converted (from) Class B into Class A	(56,653)	(577,611)	(60,514)	(626,146)

Net Increase (Decrease)	(283,137)	(2,888,320)	(582,451)	(6,023,296)

Class C
Shares Sold	238,047	$2,419,048	523,858	$5,409,507
Shares Issued for Reinvested Dividends	—	—	4,082	42,084
Shares Redeemed	(2,376,024)	(24,158,873)	(5,988,706)	(61,897,091)

Net Increase (Decrease)	(2,137,977)	(21,739,825)	(5,460,766)	(56,445,500)

350

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class I
Shares Sold	914,270	$9,855,339	1,939,151	$21,032,744
Shares Issued for Reinvested Dividends	—	—	4,537	48,958
Shares Redeemed	(1,349,418)	(14,505,609)	(4,341,804)	(47,076,441)

Net Increase (Decrease)	(435,148)	(4,650,270)	(2,398,116)	(25,994,739)

Class R3
Shares Sold	281,992	$2,940,780	760,259	$8,018,831
Shares Issued for Reinvested Dividends	—	—	2,455	25,803
Shares Redeemed	(675,971)	(7,051,244)	(1,397,145)	(14,704,591)

Net Increase (Decrease)	(393,979)	(4,110,464)	(634,431)	(6,659,957)

Class R4
Shares Sold	245,475	$2,594,130	494,580	$5,287,298
Shares Issued for Reinvested Dividends	—	—	888	9,447
Shares Redeemed	(521,535)	(5,503,535)	(771,113)	(8,236,319)

Net Increase (Decrease)	(276,060)	(2,909,405)	(275,645)	(2,939,574)

Class R5
Shares Sold	51,010	$548,199	185,914	$2,009,264
Shares Issued for Reinvested Dividends	—	—	281	3,027
Shares Redeemed	(127,876)	(1,374,651)	(304,508)	(3,291,759)

Net Increase (Decrease)	(76,866)	(826,452)	(118,313)	(1,279,468)

Class Y
Shares Sold	2,043,506	$22,076,486	1,865,717	$20,282,792
Shares Issued for Reinvested Dividends	—	—	14,463	156,200
Shares Redeemed	(11,483,504)	(122,184,558)	(4,641,661)	(50,391,110)

Net Increase (Decrease)	(9,439,998)	(100,108,072)	(2,761,481)	(29,952,118)

Total Net Increase (Decrease)	(15,162,905)	$(159,642,064)	(19,401,596)	$(205,878,241)

Municipal Income Fund
	For the Six-Month Period Ended April 30, 2016		For the Period Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A(1)
Shares Sold	268,072	$2,746,507	314,934	$3,148,910
Shares Issued for Reinvested Dividends	4,231	43,379	2,109	21,116
Shares Redeemed	(20,449)	(209,785)	(12,266)	(123,027)

Net Increase (Decrease)	251,854	2,580,101	304,777	3,046,999

Class C(1)
Shares Sold	15,532	$159,825	250,001	$2,500,010
Shares Issued for Reinvested Dividends	1,732	17,742	1,115	11,155
Shares Redeemed	(5,608)	(57,929)	—	—

Net Increase (Decrease)	11,656	119,638	251,116	2,511,165

351

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Period Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class I(1)
Shares Sold	12,670	$128,010	501,867	$5,018,760
Shares Issued for Reinvested Dividends	5,971	61,153	4,332	43,367
Shares Redeemed	(12,405)	(126,295)	—	—

Net Increase (Decrease)	6,236	62,868	506,199	5,062,127

Total Net Increase (Decrease)	269,746	$2,762,607	1,062,092	$10,620,291

(1) Commenced operations on May 29, 2015.

Municipal Opportunities Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	7,864,415	$67,850,718	7,214,484	$61,554,119
Shares Issued for Reinvested Dividends	329,826	2,851,904	621,917	5,300,768
Shares Redeemed	(3,537,585)	(30,565,164)	(5,532,013)	(47,087,797)
Shares converted (from) Class B into Class A	2,435	20,983	1,232	10,413

Net Increase (Decrease)	4,659,091	40,158,441	2,305,620	19,777,503

Class B
Shares Sold	4,106	$35,498	10,050	$86,461
Shares Issued for Reinvested Dividends	1,757	15,167	5,433	46,276
Shares Redeemed	(92,703)	(800,951)	(107,070)	(911,664)
Shares converted (from) Class B into Class A	(2,438)	(20,983)	(1,234)	(10,413)

Net Increase (Decrease)	(89,278)	(771,269)	(92,821)	(789,340)

Class C
Shares Sold	3,048,139	$26,348,945	2,551,806	$21,797,097
Shares Issued for Reinvested Dividends	94,807	820,113	192,431	1,641,079
Shares Redeemed	(1,113,517)	(9,630,269)	(1,979,118)	(16,877,974)

Net Increase (Decrease)	2,029,429	17,538,789	765,119	6,560,202

Class I
Shares Sold	14,973,696	$129,667,962	12,638,263	$107,875,352
Shares Issued for Reinvested Dividends	246,540	2,137,168	320,340	2,735,106
Shares Redeemed	(2,813,079)	(24,364,138)	(5,445,264)	(46,364,758)

Net Increase (Decrease)	12,407,157	107,440,992	7,513,339	64,245,700

Total Net Increase (Decrease)	19,006,399	$164,366,953	10,491,257	$89,794,065

352

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Municipal Real Return Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,310,380	$12,057,657	1,907,256	$17,811,740
Shares Issued for Reinvested Dividends	144,577	1,335,218	307,261	2,850,442
Shares Redeemed	(1,730,149)	(15,912,409)	(2,753,766)	(25,643,479)
Shares converted (from) Class B into Class A	475	4,367	1,741	16,156

Net Increase (Decrease)	(274,717)	(2,515,167)	(537,508)	(4,965,141)

Class B
Shares Sold	176	$1,613	4,741	$43,871
Shares Issued for Reinvested Dividends	812	7,425	2,487	22,896
Shares Redeemed	(26,103)	(238,376)	(74,791)	(688,211)
Shares converted (from) Class B into Class A	(480)	(4,367)	(1,758)	(16,156)

Net Increase (Decrease)	(25,595)	(233,705)	(69,321)	(637,600)

Class C
Shares Sold	203,402	$1,859,947	385,760	$3,581,759
Shares Issued for Reinvested Dividends	23,403	214,808	50,381	464,655
Shares Redeemed	(294,464)	(2,693,897)	(809,821)	(7,491,003)

Net Increase (Decrease)	(67,659)	(619,142)	(373,680)	(3,444,589)

Class I
Shares Sold	674,637	$6,231,831	973,619	$9,003,071
Shares Issued for Reinvested Dividends	25,317	234,453	41,444	385,605
Shares Redeemed	(448,678)	(4,141,656)	(1,078,269)	(10,067,050)

Net Increase (Decrease)	251,276	2,324,628	(63,206)	(678,374)

Class Y
Shares Sold	3,400	$31,210	7,913	$73,630
Shares Issued for Reinvested Dividends	25,663	236,305	53,823	497,931
Shares Redeemed	(97,598)	(897,224)	(276,061)	(2,562,145)

Net Increase (Decrease)	(68,535)	(629,709)	(214,325)	(1,990,584)

Total Net Increase (Decrease)	(185,230)	$(1,673,095)	(1,258,040)	$(11,716,288)

Municipal Short Duration Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A(1)
Shares Sold	476,633	$4,791,865	422,006	$4,223,773
Shares Issued for Reinvested Dividends	2,718	27,397	1,005	10,081
Shares Redeemed	(197,189)	(1,984,922)	(26,032)	(261,642)

Net Increase (Decrease)	282,162	2,834,340	396,979	3,972,212

353

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class C(1)
Shares Sold	123,423	$1,240,468	312,187	$3,123,664
Shares Issued for Reinvested Dividends	261	2,626	73	727
Shares Redeemed	(26,737)	(269,446)	(238)	(2,379)

Net Increase (Decrease)	96,947	973,648	312,022	3,122,012

Class I(1)
Shares Sold	34,654	$350,010	505,604	$5,056,260
Shares Issued for Reinvested Dividends	2,863	28,845	2,062	20,682
Shares Redeemed	(1)	(10)	—	—

Net Increase (Decrease)	37,516	378,845	507,666	5,076,942

Total Net Increase (Decrease)	416,625	$4,186,833	1,216,667	$12,171,166

(1) Commenced operations on May 29, 2015.

Quality Bond Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	914,982	$9,331,781	451,725	$4,605,653
Shares Issued for Reinvested Dividends	14,623	148,714	17,906	181,810
Shares Redeemed	(767,005)	(7,773,519)	(180,529)	(1,835,642)

Net Increase (Decrease)	162,600	1,706,976	289,102	2,951,821

Class C
Shares Sold	283,813	$2,876,182	95,549	$969,710
Shares Issued for Reinvested Dividends	2,385	24,056	3,353	33,865
Shares Redeemed	(180,972)	(1,813,827)	(41,884)	(424,125)

Net Increase (Decrease)	105,226	1,086,411	57,018	579,450

Class I
Shares Sold	934,164	$9,550,105	11,592	$118,698
Shares Issued for Reinvested Dividends	4,941	50,546	4,708	47,873
Shares Redeemed	(257,445)	(2,605,195)	(318)	(3,256)

Net Increase (Decrease)	681,660	6,995,456	15,982	163,315

Class R3
Shares Sold	16,859	$172,448	—	$—
Shares Issued for Reinvested Dividends	1,548	15,625	3,405	34,474
Shares Redeemed	(205,295)	(2,062,737)	—	—

Net Increase (Decrease)	(186,888)	(1,874,664)	3,405	34,474

Class R4
Shares Sold	1,220	$12,500	—	$—
Shares Issued for Reinvested Dividends	1,608	16,268	3,943	40,012
Shares Redeemed	(206,713)	(2,081,163)	—	—

Net Increase (Decrease)	(203,885)	(2,052,395)	3,943	40,012

354

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	1,135	$11,699	—	$—
Shares Issued for Reinvested Dividends	1,696	17,191	4,500	45,747
Shares Redeemed	(208,184)	(2,099,977)	—	—

Net Increase (Decrease)	(205,353)	(2,071,087)	4,500	45,747

Class Y
Shares Sold	10,049,391	$101,872,654	—	$—
Shares Issued for Reinvested Dividends	94,347	963,501	20,664	210,236
Shares Redeemed	(1,509,308)	(15,281,836)	—	—

Net Increase (Decrease)	8,634,430	87,554,319	20,664	210,236

Total Net Increase (Decrease)	8,987,790	$91,345,016	394,614	$4,025,055

Short Duration Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	16,114,245	$157,037,243	19,935,942	$196,481,956
Shares Issued for Reinvested Dividends	378,237	3,691,498	814,487	8,025,170
Shares Redeemed	(12,078,139)	(117,722,679)	(20,343,245)	(200,636,994)
Shares converted (from) Class B into Class A	32,611	318,196	104,899	1,033,751

Net Increase (Decrease)	4,446,954	43,324,258	512,083	4,903,883

Class B
Shares Sold	57,450	$562,466	137,624	$1,361,571
Shares Issued for Reinvested Dividends	3,122	30,617	9,654	95,574
Shares Redeemed	(165,564)	(1,625,296)	(244,888)	(2,427,402)
Shares converted (from) Class B into Class A	(32,433)	(318,196)	(104,351)	(1,033,751)

Net Increase (Decrease)	(137,425)	(1,350,409)	(201,961)	(2,004,008)

Class C
Shares Sold	4,307,430	$41,918,619	5,563,812	$54,801,580
Shares Issued for Reinvested Dividends	51,835	505,650	130,161	1,281,996
Shares Redeemed	(3,932,685)	(38,320,009)	(6,372,618)	(62,819,850)

Net Increase (Decrease)	426,580	4,104,260	(678,645)	(6,736,274)

Class I
Shares Sold	10,029,441	$97,833,937	8,081,204	$79,818,854
Shares Issued for Reinvested Dividends	104,532	1,022,483	206,407	2,038,854
Shares Redeemed	(5,912,361)	(57,745,346)	(16,368,747)	(161,725,868)

Net Increase (Decrease)	4,221,612	41,111,074	(8,081,136)	(79,868,160)

Class R3
Shares Sold	28,087	$272,544	33,836	$332,733
Shares Issued for Reinvested Dividends	652	6,342	1,270	12,455
Shares Redeemed	(18,055)	(176,565)	(13,157)	(129,314)

Net Increase (Decrease)	10,684	102,321	21,949	215,874

355

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	9,679	$93,988	7,926	$77,994
Shares Issued for Reinvested Dividends	419	4,079	1,402	13,807
Shares Redeemed	(13,171)	(128,842)	(40,920)	(402,387)

Net Increase (Decrease)	(3,073)	(30,775)	(31,592)	(310,586)

Class R5
Shares Sold	58	$568	50	$495
Shares Issued for Reinvested Dividends	110	1,064	247	2,426
Shares Redeemed	(1)	(7)	(2)	(23)

Net Increase (Decrease)	167	1,625	295	2,898

Class Y
Shares Sold	4,338,866	$42,087,139	634,680	$6,260,925
Shares Issued for Reinvested Dividends	33,645	327,837	16,703	164,180
Shares Redeemed	(266,824)	(2,601,656)	(310,449)	(3,051,937)

Net Increase (Decrease)	4,105,687	39,813,320	340,934	3,373,168

Total Net Increase (Decrease)	13,071,186	$127,075,674	(8,118,073)	$(80,423,205)

Strategic Income Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,098,751	$9,122,278	2,791,470	$24,672,491
Shares Issued for Reinvested Dividends	290,552	2,415,732	943,479	8,311,867
Shares Redeemed	(1,978,510)	(16,439,307)	(4,760,856)	(42,045,998)
Shares converted (from) Class B into Class A	11,319	94,987	11,715	102,608

Net Increase (Decrease)	(577,888)	(4,806,310)	(1,014,192)	(8,959,032)

Class B
Shares Sold	1,948	$16,069	15,858	$142,122
Shares Issued for Reinvested Dividends	7,084	59,006	32,189	284,064
Shares Redeemed	(101,561)	(849,817)	(249,477)	(2,195,154)
Shares converted (from) Class B into Class A	(11,314)	(94,987)	(11,715)	(102,608)

Net Increase (Decrease)	(103,843)	(869,729)	(213,145)	(1,871,576)

Class C
Shares Sold	415,010	$3,448,791	990,476	$8,814,998
Shares Issued for Reinvested Dividends	154,140	1,284,106	597,932	5,281,705
Shares Redeemed	(1,784,669)	(14,849,305)	(3,218,708)	(28,343,332)

Net Increase (Decrease)	(1,215,519)	(10,116,408)	(1,630,300)	(14,246,629)

Class I
Shares Sold	495,620	$4,165,382	1,223,319	$10,906,040
Shares Issued for Reinvested Dividends	57,795	482,536	258,336	2,289,738
Shares Redeemed	(997,473)	(8,317,520)	(3,300,155)	(29,242,204)

Net Increase (Decrease)	(444,058)	(3,669,602)	(1,818,500)	(16,046,426)

356

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	4,177	$34,361	14,778	$130,366
Shares Issued for Reinvested Dividends	724	6,004	1,744	15,289
Shares Redeemed	(10,258)	(87,006)	(2,633)	(22,607)

Net Increase (Decrease)	(5,357)	(46,641)	13,889	123,048

Class R4
Shares Sold	3,671	$30,048	5,911	$52,479
Shares Issued for Reinvested Dividends	479	3,981	1,054	9,245
Shares Redeemed	(326)	(2,720)	(555)	(4,808)

Net Increase (Decrease)	3,824	31,309	6,410	56,916

Class R5
Shares Sold	20,180	$167,300	21,841	$192,311
Shares Issued for Reinvested Dividends	967	8,066	1,351	11,768
Shares Redeemed	(713)	(5,788)	(185)	(1,586)

Net Increase (Decrease)	20,434	169,578	23,007	202,493

Class R6(1)
Shares Sold	—	$—	1,079	$10,000
Shares Issued for Reinvested Dividends	27	223	75	663

Net Increase (Decrease)	27	223	1,154	10,663

Class Y
Shares Sold	9,739,759	$80,876,266	3,071,591	$27,327,001
Shares Issued for Reinvested Dividends	471,897	3,917,799	876,389	7,705,821
Shares Redeemed	(1,922,605)	(15,866,326)	(3,081,561)	(27,010,531)

Net Increase (Decrease)	8,289,051	68,927,739	866,419	8,022,291

Total Net Increase (Decrease)	5,966,671	$49,620,159	(3,765,258)	$(32,708,252)

(1) Commenced operations on November 7, 2014.

Total Return Bond Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	10,990,970	$112,189,046	15,822,804	$165,479,638
Shares Issued for Reinvested Dividends	1,017,584	10,411,537	2,546,025	26,659,013
Shares Redeemed	(5,656,577)	(57,727,921)	(9,412,518)	(98,452,494)
Shares converted (from) Class B into Class A	58,625	598,647	187,748	1,966,981

Net Increase (Decrease)	6,410,602	65,471,309	9,144,059	95,653,138

357

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class B
Shares Sold	34,838	$352,914	50,198	$520,841
Shares Issued for Reinvested Dividends	10,053	101,905	55,829	580,796
Shares Redeemed	(286,706)	(2,908,167)	(704,109)	(7,323,974)
Shares converted (from) Class B into Class A	(59,088)	(598,647)	(189,234)	(1,966,981)

Net Increase (Decrease)	(300,903)	(3,051,995)	(787,316)	(8,189,318)

Class C
Shares Sold	1,212,018	$12,419,803	1,239,932	$13,019,484
Shares Issued for Reinvested Dividends	71,391	731,447	224,496	2,355,009
Shares Redeemed	(831,142)	(8,491,688)	(1,524,371)	(15,966,653)

Net Increase (Decrease)	452,267	4,659,562	(59,943)	(592,160)

Class I
Shares Sold	925,769	$9,461,267	1,739,972	$18,273,483
Shares Issued for Reinvested Dividends	36,943	378,316	70,060	733,181
Shares Redeemed	(741,777)	(7,563,420)	(651,643)	(6,799,361)

Net Increase (Decrease)	220,935	2,276,163	1,158,389	12,207,303

Class R3
Shares Sold	46,147	$478,560	114,325	$1,219,266
Shares Issued for Reinvested Dividends	7,618	79,383	24,605	262,521
Shares Redeemed	(112,245)	(1,169,042)	(177,425)	(1,896,607)

Net Increase (Decrease)	(58,480)	(611,099)	(38,495)	(414,820)

Class R4
Shares Sold	169,501	$1,762,707	233,836	$2,474,405
Shares Issued for Reinvested Dividends	22,319	232,168	64,710	689,053
Shares Redeemed	(242,613)	(2,521,238)	(307,733)	(3,266,190)

Net Increase (Decrease)	(50,793)	(526,363)	(9,187)	(102,732)

Class R5
Shares Sold	18,068	$187,552	67,533	$720,111
Shares Issued for Reinvested Dividends	2,378	24,744	5,241	55,732
Shares Redeemed	(4,514)	(47,237)	(26,562)	(282,633)

Net Increase (Decrease)	15,932	165,059	46,212	493,210

Class R6(1)
Shares Sold	—	$—	920	$10,000
Shares Issued for Reinvested Dividends	16	168	43	460

Net Increase (Decrease)	16	168	963	10,460

Class Y
Shares Sold	5,593,557	$57,941,492	21,140,633	$225,627,199
Shares Issued for Reinvested Dividends	1,747,179	18,161,035	4,624,687	49,178,640
Shares Redeemed	(11,952,918)	(123,469,501)	(12,470,486)	(132,684,840)

Net Increase (Decrease)	(4,612,182)	(47,366,974)	13,294,834	142,120,999

Total Net Increase (Decrease)	2,077,394	$21,015,830	22,749,516	$241,186,080

(1) Commenced operations on November 7, 2014.

358

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

Unconstrained Bond Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	104,479	$983,204	332,550	$3,296,159
Shares Issued for Reinvested Dividends	97,251	916,192	182,093	1,791,570
Shares Redeemed	(670,632)	(6,316,370)	(1,620,505)	(15,985,961)
Shares converted (from) Class B into Class A	5,481	51,717	7,753	76,633

Net Increase (Decrease)	(463,421)	(4,365,257)	(1,098,109)	(10,821,599)

Class B
Shares Sold	43	$401	6,234	$62,274
Shares Issued for Reinvested Dividends	1,398	13,168	3,116	30,684
Shares Redeemed	(27,938)	(264,057)	(76,501)	(758,832)
Shares converted (from) Class B into Class A	(5,482)	(51,717)	(7,754)	(76,633)

Net Increase (Decrease)	(31,979)	(302,205)	(74,905)	(742,507)

Class C
Shares Sold	117,540	$1,111,762	297,180	$2,934,674
Shares Issued for Reinvested Dividends	16,311	153,998	30,488	300,464
Shares Redeemed	(231,616)	(2,183,550)	(606,082)	(5,958,073)

Net Increase (Decrease)	(97,765)	(917,790)	(278,414)	(2,722,935)

Class I
Shares Sold	239,963	$2,245,496	201,910	$1,994,999
Shares Issued for Reinvested Dividends	6,115	57,706	15,647	154,267
Shares Redeemed	(188,537)	(1,784,763)	(322,716)	(3,172,876)

Net Increase (Decrease)	57,541	518,439	(105,159)	(1,023,610)

Class R3
Shares Sold	10,939	$101,806	226	$2,240
Shares Issued for Reinvested Dividends	279	2,626	297	2,910
Shares Redeemed	(3,603)	(33,634)	(4,869)	(48,617)

Net Increase (Decrease)	7,615	70,798	(4,346)	(43,467)

Class R4
Shares Sold	2,431	$22,850	43,757	$437,653
Shares Issued for Reinvested Dividends	294	2,753	458	4,496
Shares Redeemed	(3,279)	(30,586)	(13,095)	(130,017)

Net Increase (Decrease)	(554)	(4,983)	31,120	312,132

Class R5
Shares Issued for Reinvested Dividends	227	2,132	372	3,652

Net Increase (Decrease)	227	2,132	372	3,652

Class Y
Shares Sold	158,644	$1,491,039	447,023	$4,423,846
Shares Issued for Reinvested Dividends	40,835	383,477	67,421	661,032
Shares Redeemed	(94,282)	(883,415)	(395,129)	(3,870,677)

Net Increase (Decrease)	105,197	991,101	119,315	1,214,201

Total Net Increase (Decrease)	(423,139)	$(4,007,765)	(1,410,126)	$(13,824,133)

359

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

World Bond Fund
	For the Six-Month Period Ended April 30, 2016		For the Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares Sold	16,557,364	$169,006,906	38,826,411	$408,315,205
Shares Issued for Reinvested Dividends	1,585,606	16,002,213	1,469,833	15,395,394
Shares Redeemed	(28,665,671)	(293,224,179)	(19,980,732)	(209,884,805)

Net Increase (Decrease)	(10,522,701)	(108,215,060)	20,315,512	213,825,794

Class C
Shares Sold	2,457,297	$25,028,028	4,976,996	$52,346,119
Shares Issued for Reinvested Dividends	375,455	3,777,808	413,011	4,320,013
Shares Redeemed	(2,752,290)	(27,976,106)	(5,275,005)	(55,394,866)

Net Increase (Decrease)	80,462	829,730	115,002	1,271,266

Class I
Shares Sold	56,398,874	$575,792,747	102,514,841	$1,080,268,578
Shares Issued for Reinvested Dividends	5,749,508	58,117,013	5,773,250	60,533,358
Shares Redeemed	(52,815,623)	(538,741,401)	(73,070,011)	(768,624,225)

Net Increase (Decrease)	9,332,759	95,168,359	35,218,080	372,177,711

Class R3
Shares Sold	46,724	$475,261	52,501	$552,038
Shares Issued for Reinvested Dividends	2,009	20,300	2,346	24,597
Shares Redeemed	(21,141)	(216,402)	(47,972)	(502,481)

Net Increase (Decrease)	27,592	279,159	6,875	74,154

Class R4
Shares Sold	47,165	$481,563	451,765	$4,765,776
Shares Issued for Reinvested Dividends	10,837	109,500	2,645	27,690
Shares Redeemed	(61,058)	(620,209)	(59,119)	(621,257)

Net Increase (Decrease)	(3,056)	(29,146)	395,291	4,172,209

Class R5
Shares Sold	11,677	$119,964	9,683	$101,928
Shares Issued for Reinvested Dividends	977	9,877	888	9,302
Shares Redeemed	(6,419)	(65,243)	(3,242)	(33,999)

Net Increase (Decrease)	6,235	64,598	7,329	77,231

Class R6(1)
Shares Sold	32,153	$324,941	18,565	$195,406
Shares Issued for Reinvested Dividends	624	6,321	98	1,024
Shares Redeemed	(5,367)	(54,943)	(751)	(7,881)

Net Increase (Decrease)	27,410	276,319	17,912	188,549

Class Y
Shares Sold	12,496,030	$128,383,556	23,700,164	$249,845,543
Shares Issued for Reinvested Dividends	1,788,839	18,097,496	1,996,607	20,938,623
Shares Redeemed	(27,452,618)	(278,396,503)	(13,181,915)	(138,769,308)

Net Increase (Decrease)	(13,167,749)	(131,915,451)	12,514,856	132,014,858

Total Net Increase (Decrease)	(14,219,048)	$(143,541,492)	68,590,857	$723,801,772

(1)	Commenced operations on November 7, 2014.

360

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

12.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $330 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the six-month period ended April 30, 2016, none of the Funds had borrowings under this facility.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. HFMC and HIFSCO dispute the allegations and intend to defend vigorously.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not a party to the suit.

In July 2007, the Floating Rate Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July of 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the district court. On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders and the Fund and quashed the bankruptcy court opinion. The Committee appealed to the Eleventh Circuit. The Eleventh Circuit reinstated the bankruptcy court opinion, but remanded back to the District Court on the question of remedies. The District Court has not yet issued a decision. If found liable, the Fund would be required to return approximately $3-3.5 million to the bankruptcy estate. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

361

Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2016 (Unaudited)

14.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In May 2015, FASB issued Accounting Standards Update 2015-07 (“ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the impact of these changes on the Funds’ financial statement disclosures.

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the six-month period ended April 30, 2016, events and transactions subsequent to April 30, 2016, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

362

Fixed Income Funds

Shareholder Meeting Results (Unaudited)

A Joint Annual Meeting of Shareholders (“Meeting”) was held on March 14, 2016 and shareholders were asked to consider the proposals listed below. The Meeting was adjourned for certain funds until April 19, 2016 with respect to proposals 2 through 6 listed below.

Proposal No.	Description of Proposal

1.	The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

2.	The approval of a new Investment Management Agreement between Hartford Funds Management Company, LLC (“HFMC”) and The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (collectively, the “Companies”), on behalf of the Funds.

3.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

4.	The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

5.	The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

6.	The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

All shareholders of record at the close of business on December 23, 2015 (“Record Date”) were entitled to attend or submit proxies. As of the Record Date, each Fund had the following number of shares outstanding:

Fund	Outstanding Shares
Hartford Duration-Hedged Strategic Income Fund	1,471,444.6880
The Hartford Emerging Markets Local Debt Fund	23,736,810.3720
The Hartford Floating Rate Fund	516,690,259.4380
The Hartford Floating Rate High Income Fund	35,679,415.572
The Hartford High Yield Fund	45,350,028.1450
The Hartford Inflation Plus Fund	63,270,033.3020
Hartford Municipal Income Fund	1,127,105.6320
The Hartford Municipal Opportunities Fund	61,171,320.7480
The Hartford Municipal Real Return Fund	17,948,212.2090
Hartford Municipal Short Duration Fund	1,562,448.3240
The Hartford Quality Bond Fund	9,057,574.1480
The Hartford Short Duration Fund	79,539,897.7940
The Hartford Strategic Income Fund	49,719,286.8940
The Hartford Total Return Bond Fund	179,486,174.9360
The Hartford Unconstrained Bond Fund	9,547,034.0720
The Hartford World Bond Fund	355,022,721.8400

363

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal One: The election of nominees to the Boards of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Approval of Board of Directors for The Hartford Mutual Funds, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	2,179,706,725.8944	42,734,167.7165
Lynn S. Birdsong	2,180,563,045.6502	41,877,847.9607
James E. Davey	2,181,118,226.9968	41,322,666.6141
Christine Detrick	2,181,014,822.3680	41,426,071.2429
Duane E. Hill	2,179,870,593.2057	42,570,300.4052
Sandra S. Jaffee	2,179,682,910.1968	42,757,983.4141
William P. Johnston	2,179,896,424.5899	42,544,469.0210
Phillip O. Peterson	2,179,760,892.2321	42,680,001.3788
Lemma W. Senbet	2,179,956,972.5800	42,483,921.0309

(1)	Shareholders approved the election of each nominee at the Meeting.

Approval of Board of Directors for The Hartford Mutual Funds II, Inc.

Name(1)	For	Withheld
Hilary E. Ackermann	106,921,113.5646	2,249,725.6650
Lynn S. Birdsong	106,960,028.8694	2,210,810.3602
James E. Davey	106,948,613.2097	2,222,226.0199
Christine Detrick	106,998,232.0779	2,172,607.1517
Duane E. Hill	106,897,991.8797	2,272,847.3499
Sandra S. Jaffee	106,933,502.5447	2,237,336.6849
William P. Johnston	106,914,115.2392	2,256,723.9904
Phillip O. Peterson	106,964,295.5796	2,206,543.6500
Lemma W. Senbet	106,953,626.6527	2,217,212.5769

(1)	Shareholders approved the election of each nominee at the Meeting.

364

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Two: The approval of a new Investment Management Agreement between HFMC and the Companies, on behalf of the Funds.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Duration-Hedged Strategic Income Fund(1)	810,652.8626	0.0000	17,753.6514	134,493.0000
The Hartford Emerging Markets Local Debt Fund(1)	11,884,341.1674	29,893.1168	70,539.0378	3,392,268.0000
The Hartford Floating Rate Fund(1)	210,658,229.6846	4,753,366.7659	6,107,744.4668	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,481,236.357	238,052.885	512,935.999	6,424,488.000
The Hartford High Yield Fund(1)	16,450,461.6725	431,922.3554	971,271.3078	5,641,710.0000
The Hartford Inflation Plus Fund(1)	23,436,435.2954	531,730.4514	919,782.5962	7,232,637.0000
Hartford Municipal Income Fund(1)	1,058,002.0730	0.0000	0.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,697,001.3140	478,674.1370	974,253.0660	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,664,062.4905	221,170.4098	313,901.5217	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,316,335.7540	65,461.4185	73,974.0525	536,264.0000
The Hartford Short Duration Fund(1)	36,753,224.7060	778,223.0629	909,288.3551	8,402,512.0000
The Hartford Strategic Income Fund(1)	27,170,167.6453	515,974.8851	1,074,477.7946	5,538,609.0000
The Hartford Total Return Bond Fund(1)	73,710,273.9014	16,052,101.2235	2,041,682.0425	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,474,709.8797	62,088.1904	125,535.7739	1,364,988.0000
The Hartford World Bond Fund(1)	180,188,007.0756	1,721,296.6203	2,408,026.9270	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Three: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of commodities.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Duration-Hedged Strategic Income Fund(1)	805,001.9150	16,068.0873	7,336.5117	134,493.0000
The Hartford Emerging Markets Local Debt Fund(1)	11,851,881.8807	15,620.9940	117,270.4473	3,392,268.0000
The Hartford Floating Rate Fund(1)	208,072,841.6220	6,939,666.3639	6,506,832.9314	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,336,756.338	388,052.640	507,416.263	6,424,488.000
The Hartford High Yield Fund(1)	16,178,680.1581	669,386.8688	1,005,588.3088	5,641,710.0000
The Hartford Inflation Plus Fund(1)	22,931,410.0499	843,900.1487	1,112,638.1444	7,232,637.0000
Hartford Municipal Income Fund(1)	1,052,349.0730	0.0000	5,653.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,335,643.6630	1,024,686.3010	789,598.5530	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,617,116.5434	253,211.0394	328,806.8392	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,286,992.2756	94,804.8959	73,974.0535	536,264.0000
The Hartford Short Duration Fund(1)	36,379,950.4612	1,104,919.7690	955,865.8938	8,402,512.0000
The Hartford Strategic Income Fund(1)	26,844,392.6020	892,203.0635	1,024,024.6595	5,538,609.0000
The Hartford Total Return Bond Fund(1)	72,953,617.5043	16,588,062.8744	2,262,376.7887	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,414,909.8940	107,475.7150	139,948.2350	1,364,988.0000
The Hartford World Bond Fund(1)	179,276,457.9122	2,409,836.2973	2,631,036.4134	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

365

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Four: The approval of a change to each Fund’s fundamental investment restriction on the purchase or sale of real estate.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Duration-Hedged Strategic Income Fund(1)	805,001.9150	16,068.0873	7,336.5117	134,493.0000
The Hartford Emerging Markets Local Debt Fund(1)	11,860,303.5379	46,511.4521	77,958.3320	3,392,268.0000
The Hartford Floating Rate Fund(1)	208,110,551.8109	6,861,966.4067	6,546,822.6997	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,278,119.123	420,320.224	533,785.893	6,424,488.000
The Hartford High Yield Fund(1)	16,197,463.4950	651,667.3937	1,004,524.4470	5,641,710.0000
The Hartford Inflation Plus Fund(1)	22,971,745.5346	797,925.3784	1,118,277.4300	7,232,637.0000
Hartford Municipal Income Fund(1)	1,058,002.0730	0.0000	0.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,511,179.6370	647,790.5100	990,958.3710	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,563,032.8481	344,205.0675	291,896.5064	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,328,883.1845	52,913.9880	73,974.0525	536,264.0000
The Hartford Short Duration Fund(1)	36,266,169.6861	1,243,693.2688	930,873.1691	8,402,512.0000
The Hartford Strategic Income Fund(1)	26,701,340.5248	1,017,997.0427	1,041,282.7575	5,538,609.0000
The Hartford Total Return Bond Fund(1)	73,010,996.4779	16,627,697.1324	2,165,363.5571	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,381,812.4850	125,908.4506	154,612.9084	1,364,988.0000
The Hartford World Bond Fund(1)	179,285,720.0266	2,354,371.6827	2,677,238.9136	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

Proposal Five: The approval of a change to each Fund’s fundamental investment restriction on concentration of investments in a particular industry or group of industries.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Duration-Hedged Strategic Income Fund(1)	805,001.9150	16,068.0873	7,336.5117	134,493.0000
The Hartford Emerging Markets Local Debt Fund(1)	11,856,039.9798	105,441.9610	23,291.3812	3,392,268.0000
The Hartford Floating Rate Fund(1)	208,116,372.9289	6,846,899.9970	6,556,067.9914	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	14,270,559.706	415,550.559	546,114.976	6,424,488.000
The Hartford High Yield Fund(1)	16,222,934.5173	603,732.0102	1,026,988.8082	5,641,710.0000
The Hartford Inflation Plus Fund(1)	22,921,832.4432	832,477.6394	1,133,638.2604	7,232,637.0000
Hartford Municipal Income Fund(1)	1,058,002.0730	0.0000	0.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	24,328,855.2040	818,066.1550	1,003,007.1580	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	6,547,351.0264	327,696.4305	324,086.9651	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,381,797.1725	0.0000	73,974.0525	536,264.0000
The Hartford Short Duration Fund(1)	36,393,301.3209	1,075,243.4235	972,191.3796	8,402,512.0000
The Hartford Strategic Income Fund(1)	26,808,368.4609	814,459.6186	1,137,792.2455	5,538,609.0000
The Hartford Total Return Bond Fund(1)	73,079,159.5187	16,461,489.0440	2,263,408.6047	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,416,394.4343	101,225.0513	144,714.3584	1,364,988.0000
The Hartford World Bond Fund(1)	179,215,022.1394	2,388,195.6289	2,714,112.8546	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

366

Fixed Income Funds

Shareholder Meeting Results (Unaudited) – (continued)

Proposal Six: The approval, prospectively, of a modification to the current “manager of managers” policy to permit HFMC, subject to prior approval by the relevant Board and under certain circumstances, to enter into and materially amend agreements with affiliated and unaffiliated sub-advisers without the necessity of obtaining shareholder approval.

Fund	For	Against	Abstain	Broker Non-Votes
Hartford Duration-Hedged Strategic Income Fund(1)	807,244.1793	18,347.9066	2,814.4281	134,493.0000
The Hartford Emerging Markets Local Debt Fund(1)	1,455,932.0488	10,487,264.2996	41,576.9736	3,392,268.0000
The Hartford Floating Rate Fund(1)	122,407,121.0179	92,149,518.3952	6,962,701.5042	79,379,461.1000
The Hartford Floating Rate High Income Fund(2)	10,018,179.101	4,677,277.031	536,769.108	6,424,488.000
The Hartford High Yield Fund(1)	15,194,238.1318	1,562,927.9128	1,096,489.2911	5,641,710.0000
The Hartford Inflation Plus Fund(1)	20,766,706.0531	3,026,017.1717	1,095,225.1182	7,232,637.0000
Hartford Municipal Income Fund(1)	1,050,734.0730	1,615.0000	5,653.0000	68,541.0000
The Hartford Municipal Opportunities Fund(2)	15,456,341.3020	9,606,195.1390	1,087,391.7770	10,788,475.0000
The Hartford Municipal Real Return Fund(1)	5,679,929.8912	1,226,476.7420	292,727.7888	2,252,703.0000
Hartford Municipal Short Duration Fund(1)	1,077,960.6210	0.0000	0.0000	96,528.0000
The Hartford Quality Bond Fund(1)	8,316,335.7539	139,435.4711	0.0000	536,264.0000
The Hartford Short Duration Fund(1)	24,988,228.6280	12,416,164.7826	1,036,342.7134	8,402,512.0000
The Hartford Strategic Income Fund(1)	25,018,516.3694	2,607,475.3263	1,134,628.6293	5,538,609.0000
The Hartford Total Return Bond Fund(1)	65,167,909.8537	24,413,945.4922	2,222,201.8215	6,758,428.0000
The Hartford Unconstrained Bond Fund(1)	4,300,184.7554	216,824.8670	145,324.2216	1,364,988.0000
The Hartford World Bond Fund(1)	111,943,562.4884	69,595,180.2885	2,778,587.8460	79,048,005.1000

(1)	Meeting Held on March 14, 2016
(2)	Meeting Held on April 19, 2016

367

Fixed Income Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

368

Fixed Income Funds

Approval of the New Investment Management Agreement (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

Hartford Duration-Hedged Strategic Income Fund

The Hartford Emerging Markets Local Debt Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

The Hartford Municipal Real Return Fund

Hartford Municipal Short Duration Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford Unconstrained Bond Fund

The Hartford World Bond Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and subsequently annually review and consider the continuation of, the mutual fund’s investment advisory agreement. At their meeting held on November 4-5, 2015, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II” and collectively with HMF, the “Companies”), including each of the Independent Directors, unanimously voted to approve a new investment management agreement (the “New Agreement”) between each of HMF and HMF II, on behalf of each of their respective series listed above (each a “Fund” and collectively, the “Funds”), and Hartford Funds Management Company, LLC (“HFMC” or the “Adviser”). At a Joint Annual Meeting of Shareholders held on March 14, 2016 and adjourned to April 19, 2016 with respect to certain Funds, shareholders of the Funds were asked to approve the New Agreement, among other proposals. With respect to The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund, shareholders did not approve the New Agreement, and therefore those Funds continue to be subject to the Investment Management Agreement between HMF and HFMC, dated January 1, 2013.

The New Agreement differs from the Investment Management Agreements between HMF and HFMC and between HMF II and HFMC, each dated January 1, 2013 (together, the “Previous Agreements”) (the two Previous Agreements have been consolidated into the New Agreement for administrative efficiency) in that it: (i) expands the descriptions of the advisory, management, and administrative services provided by HFMC, as the Funds’ investment manager, to reflect in additional detail the nature and scope of services currently provided by HFMC to the Funds, (ii) updates the discussion of HFMC’s and sub-advisers’ obligations to seek best execution with respect to the Funds’ portfolio transactions to better reflect industry best practices, and (iii) implements general enhancements to clarify existing obligations and responsibilities. The Board did not view the differences between the Previous Agreements and the New Agreement to be material. Importantly, the Board considered that the New Agreement does not result in an increase in the overall fees paid by the Funds.

In the months preceding the November 4-5, 2015 meeting, the Board requested and reviewed written responses from the Adviser to questions posed to the Adviser on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such information as it deemed reasonably necessary to evaluate the New Agreement, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the New Agreement. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by HFMC and its affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 16-17, 2015 and August 4-5, 2015 in connection with its annual approval of the continuation of the Previous Agreements.

In determining whether to approve the New Agreement for the Funds, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the New Agreement. The Board was also furnished with an analysis of its fiduciary

369

Fixed Income Funds

Approval of the New Investment Management Agreement (Unaudited) – (continued)

obligations in connection with its evaluation and, throughout the evaluation process, the Board was assisted by counsel for the Funds, and the Independent Directors were also separately assisted by independent legal counsel. A more detailed discussion of the factors the Board considered with respect to its approval of the New Agreement is provided below.

Nature, Extent and Quality of Services Provided by HFMC

The Board considered the nature, extent and quality of the services that the investment manager would continue to provide to each Fund. In this regard, the Board considered, among other things, the terms of the New Agreement and the range of services provided by HFMC thereunder, including HFMC’s oversight of fund operations and service providers, and provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Funds’ sub-adviser. The Board also considered that Wellington Management Company LLP (“Wellington”) is expected to continue to provide sub-advisory services to those Funds for which it currently serves as sub-adviser, pursuant to a separate investment sub-advisory agreement between HFMC and Wellington. The Board concluded that it was satisfied with the nature, extent and quality of the services that HFMC would continue to provide to each Fund.

Performance of each Fund and HFMC

The Board considered the investment performance of each Fund and its investment manager and sub-adviser, if applicable. The Board considered the detailed investment analytics reports provided by Hartford Funds’ Investment Advisory Group throughout the year. These reports include, among other things, information on each Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board concluded that it had continued confidence in HFMC’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of HFMC

The Board considered the information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the costs of the services provided and the profits realized by the investment manager and its affiliates from the investment manager’s relationship with the Companies. The Board also considered the updated information provided at the November 4-5, 2015 meeting. The Board noted that the New Agreement would not result in an increase in the overall fees paid by the Funds, and concluded that the profits anticipated to be realized by HFMC and its affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by HFMC

The Board considered the comparative information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed at the meetings on June 16-17, 2015, August 4-5, 2015 and November 4-5, 2015, were reasonable in light of the services provided under the Previous Agreements and to be provided under the New Agreement.

Economies of Scale

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 regarding the extent to which economies of scale would be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board noted that the New Agreement would not result in any change in the management fee schedules for the Funds, and they concluded that they were satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered information that had been provided at meetings on June 16-17, 2015 and August 4-5, 2015 with respect to the other benefits to HFMC and its affiliates from their relationships with the Funds, including fees for fund accounting services performed by HFMC, fees for transfer agency services performed by Hartford Administrative Services Company, and distribution fees paid to Hartford Funds Distributors, LLC.

* * * *

Based upon its review of these various factors, among others, the Board unanimously approved the New Agreement at a meeting held on November 4-5, 2015, and the Board concluded that it would be in the best interests of each Fund and its shareholders for shareholders to approve the New Agreement. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves.

370

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, please see our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, which is available at Online Privacy Policy, and

https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if you maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC.; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; Lanidex R, LLC (Delaware); MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2016

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-FI16  6/16    117963-2    Printed in U.S.A.

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: June 29, 2016	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: June 29, 2016	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: June 29, 2016	By:	/s/ Michael Flook
Michael Flook, Vice President,
Treasurer and Controller